UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3785

Fidelity Advisor Series I
 (Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices)       (Zip code)

Scott C. Goebel, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	November 30

Date of reporting period:	November 30, 2011

This report on Form N-CSR relates solely to the Registrant's Fidelity Advisor Dividend Growth Fund, Fidelity Advisor Equity Growth Fund, Fidelity Advisor Equity Income Fund, Fidelity Advisor Equity Value Fund, Fidelity Advisor Growth & Income Fund, Fidelity Advisor Growth Opportunities Fund, Fidelity Advisor Large Cap Fund, Fidelity Advisor Stock Selector Mid Cap Fund, Fidelity Advisor Small Cap Fund, Fidelity Advisor Strategic Growth Fund and Fidelity Advisor Value Strategies Fund series (each, a "Fund" and collectively, the "Funds").

Item 1. Reports to Stockholders

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®
Dividend Growth
Fund - Class A, Class T, Class B
and Class C

Annual Report

November 30, 2011

Contents

Chairman's Message	(Click Here)	The Chairman's message to shareholders.
Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_James_C_Curvey)

Dear Shareholder:

The unusually high level of volatility that global equity markets have experienced since early August continued through the end of November. Most major indexes were unable to gain much traction during this time frame, as concern about the sovereign debt crisis in Europe continued to overshadow strong corporate earnings and better-than-expected economic news. High-grade bonds, meanwhile, fared slightly better amid periodic flights to quality. Financial markets are difficult to predict, of course, but you can help put the odds in your favor by following these time-tested investment principles.

One of the basic tenets is to invest according to your time horizon. For long-term investors, riding out the markets' inevitable ups and downs has proven much more effective than making decisions based on short-term developments. If your goal is approaching, you can also benefit from patience and restraint, rather than attempting to time the market. No matter your time horizon, missing only a few of the markets' best days can significantly diminish returns. Patience also affords the benefits of compounding - earning interest on additional income or reinvested dividends and capital gains. While staying the course doesn't eliminate risk, it can considerably lessen the negative impact of short-term downturns.

Asset allocation is another principle to manage risk. As you spread your portfolio among the asset classes, be sure to consider your time horizon, risk tolerance and investment objectives. Younger investors may be better served by emphasizing equities, which historically have been the best-performing asset class over time. Investors who are nearing a specific goal, such as retirement or sending a child to college, may choose to favor bonds and other investments that have tended to be more stable. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. After deciding on a suitable allocation strategy, make sure your portfolio is adequately diversified, with exposure to stocks of small-, mid- and large-cap companies in a range of sectors, for example. And today, more than ever, geographic diversification should be taken into account.

Lastly, investing a certain amount of money on a regular basis - a principle known as dollar-cost averaging - can help lower the average cost of your purchases, while also giving you the discipline to avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to learn more by visiting us on the Internet, dropping by one of our Investor Centers or calling us by phone. It is our privilege to provide the resources you need to choose investments that are right for you.

Sincerely,

(The acting chairman's signature appears here.)

James C. Curvey
Acting Chairman

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended November 30, 2011	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	-6.34%	-1.72%	1.01%
Class T (incl. 3.50% sales charge)	-4.37%	-1.48%	1.04%
Class B (incl. contingent deferred sales charge) A	-6.27%	-1.65%	1.06%
Class C (incl. contingent deferred sales charge) B	-2.32%	-1.28%	0.88%

A Class B shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

B Class C shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Dividend Growth Fund - Class A on November 30, 2001, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks overcame a sharp summer drop to post solid gains for the year ending November 30, 2011. Bullishness in the first half of the period gave way to a sudden reversal in July and August, as debate over the U.S. debt ceiling, a downgrade of the country's long-term sovereign credit rating and more debt woes in Europe led the S&P 500® Index to its worst calendar-quarter finish in almost three years. However, in October, a possible solution to the eurozone debt crisis and encouraging U.S. economic data fueled a rally that pushed the broad-based index up roughly 11%, its highest monthly return since December 1991. Although a Congressional stalemate over deficit reductions kept volatility alive in November, the S&P 500® finished the year up 7.83%, while the blue-chip Dow Jones Industrial AverageSM added 12.39% and the technology-heavy Nasdaq Composite® Index rose 5.93%. Within the S&P 500®, sector performance was mixed, with financials (-10%) struggling, while the defensive utilities (+20%) and consumer staples (+16%) segments fared best. Small and mid-sized stocks posted more-modest gains than their large-cap counterparts, with the Russell 2000® and Russell Midcap® indexes adding 2.75% and 5.39%, respectively. Uncertainty in Europe hurt foreign developed-markets stocks, as the MSCI® EAFE® (Europe, Australasia, Far East) Index fell 4.01%.

Comments from Lawrence Rakers, Portfolio Manager of Fidelity® Advisor Dividend Growth Fund: For the year, the fund's Class A, Class T, Class B and Class C shares returned -0.63%, -0.90%, -1.33% and -1.34%, respectively (excluding sales charges), considerably lagging the S&P 500. Stock picking in consumer discretionary, energy and industrials proved especially challenging. At the stock level, having no stake in technology services giant International Business Machines - the fund's largest individual detractor on a relative basis - hampered performance, given the stock's gain of 35% during the period. Likewise, relatively modest weightings in strong-performing energy majors Exxon Mobil and Chevron were counterproductive. Elsewhere, out-of-benchmark positions in commercial satellite imagery provider GeoEye and slot machine manufacturer WMS Industries fared poorly. Conversely, negligible exposure to the weak-performing shares of index component Bank of America, which I sold during the period, was beneficial. Not owning automaker and index component Ford Motor also was a good decision. Meanwhile, a small position in Ariad Pharmaceuticals paid off nicely, and refiner Holly, which in July completed its merger with Frontier Oil and changed its name to HollyFrontier, was a standout as well. Ariad and Holly were not in the index.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2011 to November 30, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value June 1, 2011	Ending Account Value November 30, 2011	Expenses Paid During Period* June 1, 2011 to November 30, 2011
Class A	1.36%
Actual		$ 1,000.00	$ 856.40	$ 6.33
HypotheticalA		$ 1,000.00	$ 1,018.25	$ 6.88
Class T	1.57%
Actual		$ 1,000.00	$ 855.40	$ 7.30
HypotheticalA		$ 1,000.00	$ 1,017.20	$ 7.94
Class B	2.11%
Actual		$ 1,000.00	$ 853.30	$ 9.80
HypotheticalA		$ 1,000.00	$ 1,014.49	$ 10.66
Class C	2.08%
Actual		$ 1,000.00	$ 852.90	$ 9.66
HypotheticalA		$ 1,000.00	$ 1,014.64	$ 10.50
Institutional Class	1.04%
Actual		$ 1,000.00	$ 857.80	$ 4.84
HypotheticalA		$ 1,000.00	$ 1,019.85	$ 5.27

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of November 30, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	3.4	2.7
Wells Fargo & Co.	1.5	1.5
General Electric Co.	1.5	1.3
Citigroup, Inc.	1.5	1.4
Procter & Gamble Co.	1.4	1.1
The Coca-Cola Co.	1.3	1.3
Philip Morris International, Inc.	1.3	1.0
JPMorgan Chase & Co.	1.1	1.5
Oracle Corp.	1.1	1.0
Schlumberger Ltd.	0.9	0.8
	15.0
Top Five Market Sectors as of November 30, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	18.2	16.5
Industrials	14.2	14.2
Energy	13.3	12.8
Financials	13.1	14.2
Consumer Discretionary	11.5	10.9
Asset Allocation (% of fund's net assets)
As of November 30, 2011*		As of May 31, 2011**
	Stocks and Investment Companies 99.0%		Stocks and Investment Companies 98.7%
	Convertible Securities 0.8%		Convertible Securities 0.8%
	Short-Term Investments and Net Other Assets 0.2%		Short-Term Investments and Net Other Assets 0.5%
* Foreign investments	21.3%	** Foreign investments	21.5%

Annual Report

Investments November 30, 2011

Showing Percentage of Net Assets

Common Stocks - 98.6%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 11.3%
Auto Components - 0.7%
Autoliv, Inc.	20,337	$ 1,084
Modine Manufacturing Co. (a)	74,932	725
Nokian Tyres PLC	27,700	911
Stoneridge, Inc. (a)	61,596	506
Tenneco, Inc. (a)	55,038	1,594
TRW Automotive Holdings Corp. (a)	24,410	797
		5,617
Automobiles - 0.2%
Honda Motor Co. Ltd.	14,700	467
Winnebago Industries, Inc. (a)(d)	173,804	1,119
		1,586
Distributors - 0.1%
Silver Base Group Holdings Ltd.	1,055,000	970
Diversified Consumer Services - 0.5%
Anhanguera Educacional Participacoes SA	74,000	716
DeVry, Inc.	22,864	789
Service Corp. International	93,300	956
Stewart Enterprises, Inc. Class A	169,219	1,053
Weight Watchers International, Inc.	13,600	799
		4,313
Hotels, Restaurants & Leisure - 1.8%
Accor SA	35,152	978
Bravo Brio Restaurant Group, Inc. (a)	32,678	563
Brinker International, Inc.	105,717	2,546
Club Mediterranee SA (a)	57,813	911
Denny's Corp. (a)	344,804	1,172
DineEquity, Inc. (a)	44,207	2,081
O'Charleys, Inc. (a)(d)	149,842	965
Sands China Ltd. (a)	287,600	857
Spur Corp. Ltd.	204,423	373
Starbucks Corp.	33,337	1,449
Texas Roadhouse, Inc. Class A	65,406	876
WMS Industries, Inc. (a)	77,500	1,625
Wyndham Worldwide Corp.	8,126	288
		14,684
Household Durables - 0.6%
Dorel Industries, Inc. Class B (sub. vtg.)	14,200	333
Garmin Ltd.	26,143	957
Lennar Corp. Class A	10,700	197
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Household Durables - continued
Newell Rubbermaid, Inc.	71,581	$ 1,095
PulteGroup, Inc. (a)	92,797	567
Standard Pacific Corp. (a)	336,753	1,071
Techtronic Industries Co. Ltd.	741,500	681
		4,901
Internet & Catalog Retail - 0.5%
Amazon.com, Inc. (a)	16,055	3,087
Liberty Media Corp. Interactive Series A (a)	53,583	871
		3,958
Leisure Equipment & Products - 0.2%
Hasbro, Inc.	34,486	1,235
Summer Infant, Inc. (a)	45,451	312
		1,547
Media - 2.4%
Antena 3 Television SA (d)	136,659	817
Comcast Corp. Class A	199,608	4,525
DISH Network Corp. Class A	48,681	1,196
Lions Gate Entertainment Corp. (a)	18,200	160
MDC Partners, Inc. Class A (sub. vtg.)	98,500	1,428
Mood Media Corp. (a)	104,800	276
Mood Media Corp. (f)	192,900	509
The Walt Disney Co.	148,878	5,337
Time Warner, Inc.	128,768	4,484
Valassis Communications, Inc. (a)	35,258	677
		19,409
Multiline Retail - 0.8%
Maoye International Holdings Ltd. (a)	2,148,000	521
Marisa Lojas SA	76,900	755
PPR SA	8,300	1,240
Target Corp.	87,603	4,617
		7,133
Specialty Retail - 2.9%
Advance Auto Parts, Inc.	41,100	2,845
American Eagle Outfitters, Inc.	72,776	1,012
Ascena Retail Group, Inc. (a)	17,845	491
Best Buy Co., Inc.	50,521	1,369
Big 5 Sporting Goods Corp.	44,200	403
Carphone Warehouse Group PLC	120,726	627
Casual Male Retail Group, Inc. (a)	119,461	386
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
Cia.Hering SA	5,400	$ 114
Citi Trends, Inc. (a)	31,300	278
Collective Brands, Inc. (a)	71,610	999
Destination Maternity Corp.	9,500	139
Express, Inc.	21,071	478
Fast Retailing Co. Ltd.	3,400	552
Foot Locker, Inc.	56,681	1,337
Foschini Ltd.	56,796	743
GameStop Corp. Class A (a)	13,120	303
GOME Electrical Appliances Holdings Ltd.	644,000	165
Guess?, Inc.	27,315	768
Hengdeli Holdings Ltd.	1,716,000	671
Home Depot, Inc.	13,107	514
Limited Brands, Inc.	19,906	843
Lowe's Companies, Inc.	183,974	4,417
Lumber Liquidators Holdings, Inc. (a)	38,004	644
MarineMax, Inc. (a)	73,737	470
OfficeMax, Inc. (a)	134,100	624
rue21, Inc. (a)	26,743	643
SuperGroup PLC (a)(d)	111,368	805
Urban Outfitters, Inc. (a)	31,763	857
		23,497
Textiles, Apparel & Luxury Goods - 0.6%
Bosideng International Holdings Ltd.	2,116,000	627
G-III Apparel Group Ltd. (a)	60,765	1,120
Peak Sport Products Co. Ltd.	97,000	28
PVH Corp.	28,761	1,953
VF Corp.	7,500	1,040
		4,768
TOTAL CONSUMER DISCRETIONARY		92,383
CONSUMER STAPLES - 8.7%
Beverages - 2.1%
Anheuser-Busch InBev SA NV	24,317	1,454
Carlsberg A/S Series B	27,600	2,027
Dr Pepper Snapple Group, Inc.	39,215	1,433
Grupo Modelo SAB de CV Series C	263,000	1,672
The Coca-Cola Co.	161,859	10,882
		17,468
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - continued
Food & Staples Retailing - 1.3%
CVS Caremark Corp.	187,557	$ 7,285
Droga Raia SA	33,400	519
Drogasil SA	11,600	81
Eurocash SA	51,942	365
The Pantry, Inc. (a)	59,304	734
Walgreen Co.	60,361	2,035
		11,019
Food Products - 1.6%
Biostime International Holdings Ltd.	130,000	216
Calavo Growers, Inc.	44,833	1,191
Calbee, Inc.	5,400	258
Danone	18,600	1,226
Flowers Foods, Inc.	30,893	611
Green Mountain Coffee Roasters, Inc. (a)	29,300	1,536
Kraft Foods, Inc. Class A	126,031	4,556
Orion Corp.	194	105
Pilgrims Pride Corp. (a)(d)	90,559	520
Ralcorp Holdings, Inc. (a)	4,239	345
Sara Lee Corp.	81,308	1,542
Shenguan Holdings Group Ltd.	1,628,000	901
		13,007
Household Products - 1.7%
Procter & Gamble Co.	172,185	11,118
Spectrum Brands Holdings, Inc. (a)	39,072	1,095
Unicharm Corp.	29,600	1,404
Youyuan International Holdings Ltd. (a)	716,000	191
		13,808
Personal Products - 0.2%
Estee Lauder Companies, Inc. Class A	5,962	703
Hengan International Group Co. Ltd.	79,000	745
		1,448
Tobacco - 1.8%
British American Tobacco PLC (United Kingdom)	24,800	1,151
Imperial Tobacco Group PLC	36,193	1,300
Japan Tobacco, Inc.	284	1,363
Philip Morris International, Inc.	137,540	10,486
		14,300
TOTAL CONSUMER STAPLES		71,050
Common Stocks - continued
	Shares	Value (000s)
ENERGY - 13.3%
Energy Equipment & Services - 5.0%
Aker Solutions ASA	162,957	$ 1,899
Baker Hughes, Inc.	75,018	4,097
Cal Dive International, Inc. (a)	162,316	383
Cameron International Corp. (a)	38,144	2,059
Cathedral Energy Services Ltd.	131,300	856
Ensco International Ltd. ADR	15,040	782
Essential Energy Services Ltd. (a)	463,900	851
Exterran Holdings, Inc. (a)	7,756	89
Halliburton Co.	88,125	3,243
Hornbeck Offshore Services, Inc. (a)	84,552	2,853
ION Geophysical Corp. (a)	212,717	1,236
Kvaerner ASA (a)	45,157	79
McDermott International, Inc. (a)	77,627	878
Nabors Industries Ltd. (a)	14,700	264
National Oilwell Varco, Inc.	95,388	6,839
Noble Corp.	31,879	1,101
Saipem SpA	34,027	1,511
Schlumberger Ltd.	97,596	7,352
Transocean Ltd. (United States)	45,721	1,959
Trinidad Drilling Ltd.	24,300	190
Tuscany International Drilling, Inc. (a)	29,000	19
Unit Corp. (a)	18,122	917
Vantage Drilling Co. (a)	574,734	690
Xtreme Coil Drilling Corp. (a)	149,400	387
		40,534
Oil, Gas & Consumable Fuels - 8.3%
Alpha Natural Resources, Inc. (a)	44,101	1,058
Americas Petrogas, Inc. (a)	216,300	492
Americas Petrogas, Inc. (e)	217,500	495
Amyris, Inc. (a)	8,100	91
Anadarko Petroleum Corp.	47,708	3,877
Apache Corp.	24,314	2,418
Bonavista Energy Corp.	1,500	39
Bonavista Energy Corp. (e)	15,800	414
BPZ Energy, Inc. (a)(d)	236,901	756
C&C Energia Ltd. (a)	3,900	26
Cabot Oil & Gas Corp.	6,200	549
Chesapeake Energy Corp.	58,742	1,489
Chevron Corp.	51,732	5,319
Crown Point Ventures Ltd. (a)	81,100	74
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Crown Point Ventures Ltd. (e)	399,602	$ 364
CVR Energy, Inc. (a)	122,676	2,233
Denbury Resources, Inc. (a)	60,090	1,016
Double Eagle Petroleum Co. (a)	98,229	703
EOG Resources, Inc.	10,915	1,132
EV Energy Partners LP	14,500	990
Exxon Mobil Corp.	41,402	3,330
Gazprom OAO sponsored ADR	12,615	145
Georesources, Inc. (a)	1,500	43
Gran Tierra Energy, Inc. (Canada) (a)	65,600	417
Gulfport Energy Corp. (a)	38,313	1,216
Hess Corp.	15,300	921
HollyFrontier Corp.	95,182	2,213
InterOil Corp. (a)(d)	33,047	1,807
Kodiak Oil & Gas Corp. (a)	46,900	416
Kosmos Energy Ltd.	50,600	682
Marathon Oil Corp.	6,600	185
Marathon Petroleum Corp.	55,079	1,839
Niko Resources Ltd.	15,900	807
Noble Energy, Inc.	14,412	1,418
Northern Oil & Gas, Inc. (a)(d)	186,333	4,563
Occidental Petroleum Corp.	58,824	5,818
Painted Pony Petroleum Ltd. (a)(e)	17,000	202
Painted Pony Petroleum Ltd. Class A (a)	7,650	91
Paladin Energy Ltd. (Australia) (a)	680,964	1,163
Pan Orient Energy Corp. (a)	87,200	175
Petroleum Development Corp. (a)	20,232	679
Resolute Energy Corp. (a)	126,630	1,716
Royal Dutch Shell PLC Class A sponsored ADR	16,500	1,155
Southwestern Energy Co. (a)	26,700	1,016
Suncor Energy, Inc.	26,080	786
TAG Oil Ltd. (a)	105,000	524
Talisman Energy, Inc.	34,700	475
Targa Resources Corp.	15,300	529
Tesoro Corp. (a)	83,875	2,004
Valero Energy Corp.	99,276	2,211
Voyager Oil & Gas, Inc. (a)	339,628	866
Voyager Oil & Gas, Inc. warrants 2/4/16	115,754	134
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Whiting Petroleum Corp. (a)	57,476	$ 2,673
Williams Companies, Inc.	67,027	2,164
		67,918
TOTAL ENERGY		108,452
FINANCIALS - 12.8%
Capital Markets - 2.2%
American Capital Ltd. (a)	40,922	285
Ashmore Group PLC	131,500	696
BlackRock, Inc. Class A	7,199	1,239
Goldman Sachs Group, Inc.	28,034	2,687
GP Investments Ltd. (depositary receipt) (a)	309,460	685
ICAP PLC	135,400	755
ICG Group, Inc. (a)	54,458	469
Invesco Ltd.	65,932	1,335
Knight Capital Group, Inc. Class A (a)	116,430	1,471
Morgan Stanley	241,858	3,577
State Street Corp.	58,808	2,332
TD Ameritrade Holding Corp.	47,794	779
UBS AG (NY Shares) (a)	91,200	1,137
		17,447
Commercial Banks - 3.0%
Banco Pine SA	96,000	643
Bank of Ireland (a)	17,615,343	2,154
CapitalSource, Inc.	359,730	2,320
CIT Group, Inc. (a)	57,100	1,933
Comerica, Inc.	15,300	386
Commercial Bank of Qatar GDR (Reg. S)	96,439	426
Guaranty Trust Bank PLC GDR (Reg. S)	76,468	344
Huntington Bancshares, Inc.	89,182	468
Itau Unibanco Banco Multiplo SA sponsored ADR	27,300	486
KeyCorp	91,596	668
Regions Financial Corp.	297,682	1,223
SunTrust Banks, Inc.	28,018	508
Susquehanna Bancshares, Inc.	70,418	558
Wells Fargo & Co.	485,058	12,544
		24,661
Consumer Finance - 0.9%
American Express Co.	59,582	2,862
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Consumer Finance - continued
Capital One Financial Corp.	27,163	$ 1,213
Discover Financial Services	84,118	2,004
Imperial Holdings, Inc. (a)	34,266	65
SLM Corp.	73,396	945
		7,089
Diversified Financial Services - 3.1%
Citigroup, Inc.	428,473	11,774
CME Group, Inc.	6,493	1,619
JPMorgan Chase & Co.	298,550	9,246
PICO Holdings, Inc. (a)	119,912	2,655
		25,294
Insurance - 1.6%
AEGON NV (a)	178,000	777
AFLAC, Inc.	48,506	2,107
Assured Guaranty Ltd.	212,832	2,064
Berkshire Hathaway, Inc. Class B (a)	10,576	833
Genworth Financial, Inc. Class A (a)	302,123	1,991
Hartford Financial Services Group, Inc.	33,900	602
MetLife, Inc.	107,401	3,381
Prudential Financial, Inc.	29,864	1,512
		13,267
Real Estate Investment Trusts - 1.4%
Beni Stabili SpA SIIQ	567,100	237
Campus Crest Communities, Inc.	33,112	334
CBL & Associates Properties, Inc.	146,200	2,089
Douglas Emmett, Inc.	53,941	970
Education Realty Trust, Inc.	96,500	899
Excel Trust, Inc.	13,000	143
Franklin Street Properties Corp.	57,200	624
Prologis, Inc.	79,976	2,225
SL Green Realty Corp.	24,630	1,622
Weyerhaeuser Co.	153,295	2,574
		11,717
Real Estate Management & Development - 0.6%
CBRE Group, Inc. (a)	196,909	3,310
Forest City Enterprises, Inc. Class A (a)	49,869	605
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Real Estate Management & Development - continued
Iguatemi Empresa de Shopping Centers SA	33,700	$ 616
Kenedix, Inc. (a)	3,137	479
		5,010
TOTAL FINANCIALS		104,485
HEALTH CARE - 10.6%
Biotechnology - 3.2%
Acorda Therapeutics, Inc. (a)	19,800	458
Alexion Pharmaceuticals, Inc. (a)	22,400	1,538
Alnylam Pharmaceuticals, Inc. (a)	48,600	345
Amgen, Inc.	64,291	3,723
Amylin Pharmaceuticals, Inc. (a)	57,420	620
Ardea Biosciences, Inc. (a)	73,263	1,369
ARIAD Pharmaceuticals, Inc. (a)	174,342	2,108
ArQule, Inc. (a)	121,982	684
AVEO Pharmaceuticals, Inc. (a)	104,552	1,767
Biogen Idec, Inc. (a)	17,309	1,990
Dynavax Technologies Corp. (a)	342,187	1,064
Gilead Sciences, Inc. (a)	34,373	1,370
Horizon Pharma, Inc.	42,600	222
Human Genome Sciences, Inc. (a)	61,150	469
Infinity Pharmaceuticals, Inc. (a)	16,709	153
InterMune, Inc. (a)	20,695	376
Isis Pharmaceuticals, Inc. (a)	33,000	245
Micromet, Inc. (a)	102,900	631
NPS Pharmaceuticals, Inc. (a)	53,863	306
PDL BioPharma, Inc.	93,500	598
SIGA Technologies, Inc. (a)(d)	162,369	341
Synageva BioPharma Corp. (a)	900	16
Theravance, Inc. (a)	116,534	2,720
Thrombogenics NV (a)(d)	36,233	886
United Therapeutics Corp. (a)	20,200	826
ZIOPHARM Oncology, Inc. (a)	194,466	1,011
		25,836
Health Care Equipment & Supplies - 1.7%
Baxter International, Inc.	48,941	2,528
Boston Scientific Corp. (a)	172,100	1,015
C. R. Bard, Inc.	19,990	1,743
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
Conceptus, Inc. (a)	58,099	$ 636
Covidien PLC	67,142	3,058
DENTSPLY International, Inc.	8,129	294
Genmark Diagnostics, Inc. (a)	51,606	217
GN Store Nordic A/S	81,926	725
Integra LifeSciences Holdings Corp. (a)	17,800	572
Nakanishi, Inc.	2,500	222
Opto Circuits India Ltd.	38,631	151
Orthofix International NV (a)	41,781	1,432
Sirona Dental Systems, Inc. (a)	27,978	1,243
		13,836
Health Care Providers & Services - 3.1%
Brookdale Senior Living, Inc. (a)	235,200	3,657
Catalyst Health Solutions, Inc. (a)	29,842	1,552
CIGNA Corp.	71,999	3,185
Community Health Systems, Inc. (a)	67,082	1,333
DaVita, Inc. (a)	17,173	1,308
Emeritus Corp. (a)	56,663	901
Express Scripts, Inc. (a)	90,800	4,145
McKesson Corp.	30,594	2,488
Medco Health Solutions, Inc. (a)	48,224	2,733
Sunrise Senior Living, Inc. (a)	9,504	48
UnitedHealth Group, Inc.	20,091	980
Universal Health Services, Inc. Class B	31,538	1,268
WellPoint, Inc.	27,703	1,954
		25,552
Life Sciences Tools & Services - 0.5%
Agilent Technologies, Inc. (a)	72,239	2,709
Thermo Fisher Scientific, Inc. (a)	27,840	1,315
		4,024
Pharmaceuticals - 2.1%
Cadence Pharmaceuticals, Inc. (a)(d)	425,870	1,870
Cardiome Pharma Corp. (a)	69,471	142
Columbia Laboratories, Inc. (a)	77,400	167
Elan Corp. PLC sponsored ADR (a)	48,797	528
Merck & Co., Inc.	191,423	6,843
Novo Nordisk A/S Series B	18,245	2,071
Sanofi-aventis	18,869	1,320
Teva Pharmaceutical Industries Ltd. sponsored ADR	31,481	1,247
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Pharmaceuticals - continued
Valeant Pharmaceuticals International, Inc. (Canada)	57,700	$ 2,670
Watson Pharmaceuticals, Inc. (a)	8,509	550
		17,408
TOTAL HEALTH CARE		86,656
INDUSTRIALS - 14.1%
Aerospace & Defense - 3.0%
DigitalGlobe, Inc. (a)	61,236	912
Esterline Technologies Corp. (a)	14,768	796
GeoEye, Inc. (a)	137,274	2,607
Honeywell International, Inc.	53,817	2,914
Meggitt PLC	365,635	2,185
Precision Castparts Corp.	13,810	2,275
Raytheon Co.	46,712	2,129
Rockwell Collins, Inc.	15,600	856
Safran SA	15,900	469
Textron, Inc.	149,714	2,909
Ultra Electronics Holdings PLC	21,258	482
United Technologies Corp.	79,847	6,116
		24,650
Air Freight & Logistics - 0.1%
United Parcel Service, Inc. Class B	11,900	854
Airlines - 0.3%
Copa Holdings SA Class A	25,203	1,627
Gol Linhas Aereas Inteligentes SA (PN)	110,100	822
		2,449
Building Products - 0.6%
Armstrong World Industries, Inc.	38,260	1,519
Lennox International, Inc.	13,145	435
Masco Corp.	52,673	505
Owens Corning (a)	96,675	2,775
		5,234
Commercial Services & Supplies - 0.8%
KAR Auction Services, Inc. (a)	7,750	102
Knoll, Inc.	52,887	802
Multiplus SA	48,000	841
Pitney Bowes, Inc. (d)	18,764	350
Quad/Graphics, Inc.	1,568	25
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Commercial Services & Supplies - continued
Republic Services, Inc.	68,698	$ 1,886
Schawk, Inc. Class A	19,295	244
Steelcase, Inc. Class A	134,243	1,052
Swisher Hygiene, Inc.	202,331	783
Swisher Hygiene, Inc. (Canada) (a)	7,700	30
The Geo Group, Inc. (a)	15,908	282
		6,397
Construction & Engineering - 1.3%
AECOM Technology Corp. (a)	33,355	715
Dycom Industries, Inc. (a)	51,972	1,042
Fluor Corp.	38,868	2,131
Foster Wheeler AG (a)	143,837	2,668
Great Lakes Dredge & Dock Corp.	60,117	364
Jacobs Engineering Group, Inc. (a)	11,925	495
Shaw Group, Inc. (a)	129,047	3,203
		10,618
Electrical Equipment - 1.6%
Alstom SA	31,305	1,081
AMETEK, Inc.	25,117	1,076
Cooper Industries PLC Class A	17,410	967
Emerson Electric Co.	67,124	3,507
Fushi Copperweld, Inc. (a)	56,566	435
GrafTech International Ltd. (a)	130,268	1,881
Hubbell, Inc. Class B	6,162	403
Prysmian SpA	76,500	1,039
Regal-Beloit Corp.	31,734	1,671
Roper Industries, Inc.	8,461	721
Zumtobel AG	30,610	480
		13,261
Industrial Conglomerates - 2.0%
Carlisle Companies, Inc.	20,820	929
Cookson Group PLC	97,645	759
General Electric Co.	760,612	12,101
Koninklijke Philips Electronics NV	53,600	1,090
Rheinmetall AG	18,700	903
Siemens AG sponsored ADR	2,301	233
		16,015
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Machinery - 2.1%
Actuant Corp. Class A	59,373	$ 1,361
Charter International PLC	54,935	803
Cummins, Inc.	19,190	1,849
Dover Corp.	15,453	849
Fiat Industrial SpA (a)	197,400	1,755
Gardner Denver, Inc.	5,380	461
Haitian International Holdings Ltd.	224,000	194
Ingersoll-Rand PLC	146,168	4,841
Jain Irrigation Systems Ltd.	23,190	53
Navistar International Corp. (a)	61,638	2,295
Pall Corp.	21,921	1,194
Stanley Black & Decker, Inc.	26,953	1,764
Wabtec Corp.	800	55
		17,474
Professional Services - 0.3%
CBIZ, Inc. (a)	54,187	326
Kforce, Inc. (a)	8,536	105
Michael Page International PLC	3,900	24
Robert Half International, Inc.	47,155	1,249
SR Teleperformance SA	38,400	753
		2,457
Road & Rail - 1.4%
Arkansas Best Corp.	19,900	380
Con-way, Inc.	51,393	1,444
CSX Corp.	145,977	3,169
Saia, Inc. (a)	80,980	942
Tegma Gestao Logistica	11,100	155
Union Pacific Corp.	47,202	4,881
Universal Truckload Services, Inc.	50,183	690
		11,661
Trading Companies & Distributors - 0.6%
Barloworld Ltd.	56,400	503
Beacon Roofing Supply, Inc. (a)	49,091	959
DXP Enterprises, Inc. (a)	17,206	520
Mills Estruturas e Servicos de Engenharia SA	28,000	248
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Trading Companies & Distributors - continued
Rush Enterprises, Inc. Class A (a)	47,438	$ 909
Watsco, Inc.	20,305	1,289
		4,428
TOTAL INDUSTRIALS		115,498
INFORMATION TECHNOLOGY - 18.1%
Communications Equipment - 2.4%
Alcatel-Lucent SA sponsored ADR (a)	228,261	370
Brocade Communications Systems, Inc. (a)	228,921	1,232
Calix Networks, Inc. (a)	207,806	1,874
Cisco Systems, Inc.	381,482	7,111
Comverse Technology, Inc. (a)	545,693	3,574
Juniper Networks, Inc. (a)	41,387	940
Polycom, Inc. (a)	72,201	1,220
QUALCOMM, Inc.	35,957	1,970
ViaSat, Inc. (a)	35,428	1,676
		19,967
Computers & Peripherals - 4.0%
Apple, Inc. (a)	73,161	27,963
Hewlett-Packard Co.	153,869	4,301
Western Digital Corp. (a)	4,200	122
		32,386
Electronic Equipment & Components - 1.5%
Arrow Electronics, Inc. (a)	47,876	1,750
Avnet, Inc. (a)	91,541	2,727
Corning, Inc.	256,786	3,408
Ingram Micro, Inc. Class A (a)	35,125	633
Jabil Circuit, Inc.	33,729	684
Molex, Inc. (d)	59,595	1,486
TE Connectivity Ltd.	55,151	1,749
		12,437
Internet Software & Services - 0.7%
DeNA Co. Ltd.	8,500	264
eAccess Ltd.	1,900	434
eBay, Inc. (a)	46,319	1,371
Facebook, Inc. Class B (f)	47,471	1,187
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Internet Software & Services - continued
Google, Inc. Class A (a)	3,894	$ 2,334
Renren, Inc. ADR (d)	45,500	168
		5,758
IT Services - 2.2%
Acxiom Corp. (a)	24,431	304
Alliance Data Systems Corp. (a)	16,999	1,741
Amdocs Ltd. (a)	20,382	576
Cognizant Technology Solutions Corp. Class A (a)	35,720	2,406
Fidelity National Information Services, Inc.	60,348	1,454
Fiserv, Inc. (a)	15,541	896
Heartland Payment Systems, Inc.	39,182	884
MasterCard, Inc. Class A	17,842	6,683
Unisys Corp. (a)	104,903	2,533
Virtusa Corp. (a)	33,443	526
		18,003
Office Electronics - 0.3%
Xerox Corp.	338,280	2,757
Semiconductors & Semiconductor Equipment - 4.7%
Analog Devices, Inc.	53,500	1,865
Applied Micro Circuits Corp. (a)	37,500	280
ASML Holding NV	125,345	4,955
Avago Technologies Ltd.	44,683	1,337
Cymer, Inc. (a)	101,754	4,550
Entropic Communications, Inc. (a)	208,856	1,040
Fairchild Semiconductor International, Inc. (a)	34,086	441
Freescale Semiconductor Holdings I Ltd.	160,121	2,029
Himax Technologies, Inc. sponsored ADR	165,986	173
Intersil Corp. Class A	128,432	1,365
KLA-Tencor Corp.	21,673	999
Lam Research Corp. (a)	29,006	1,183
LTX-Credence Corp. (a)	340,830	2,076
Marvell Technology Group Ltd. (a)	327,346	4,622
Maxim Integrated Products, Inc.	78,892	2,024
Micron Technology, Inc. (a)	340,103	2,037
NVIDIA Corp. (a)	72,566	1,134
NXP Semiconductors NV (a)	107,778	1,821
ON Semiconductor Corp. (a)	279,696	2,106
RF Micro Devices, Inc. (a)	323,020	2,012
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Skyworks Solutions, Inc. (a)	2,700	$ 44
Spansion, Inc. Class A (a)	33,252	291
		38,384
Software - 2.3%
Autodesk, Inc. (a)	18,400	627
Citrix Systems, Inc. (a)	55,359	3,952
DemandTec, Inc. (a)	86,106	654
Informatica Corp. (a)	13,792	620
JDA Software Group, Inc. (a)	40,913	1,290
Micro Focus International PLC	199,145	1,134
Oracle Corp.	279,895	8,775
Take-Two Interactive Software, Inc. (a)(d)	30,900	431
Taleo Corp. Class A (a)	26,769	867
Temenos Group AG (a)	7,655	127
		18,477
TOTAL INFORMATION TECHNOLOGY		148,169
MATERIALS - 6.0%
Chemicals - 2.4%
Air Products & Chemicals, Inc.	5,251	440
Ashland, Inc.	21,746	1,210
CF Industries Holdings, Inc.	3,900	545
Clariant AG (Reg.) (a)	302,797	2,958
CVR Partners LP	18,373	421
Ecolab, Inc.	20,963	1,195
Ferro Corp. (a)	51,805	301
Huabao International Holdings Ltd.	796,000	468
Israel Chemicals Ltd.	45,600	487
Kraton Performance Polymers, Inc. (a)	32,177	676
Lanxess AG	8,800	490
LyondellBasell Industries NV Class A	53,077	1,734
Rentech Nitrogen Partners LP	15,300	291
Spartech Corp. (a)	151,451	645
The Mosaic Co.	42,500	2,242
W.R. Grace & Co. (a)	111,826	4,660
Yara International ASA	22,400	905
		19,668
Construction Materials - 0.1%
HeidelbergCement AG	24,097	1,010
Common Stocks - continued
	Shares	Value (000s)
MATERIALS - continued
Containers & Packaging - 0.2%
Rock-Tenn Co. Class A	27,180	$ 1,583
Metals & Mining - 3.3%
Anglo American PLC (United Kingdom)	20,800	790
AngloGold Ashanti Ltd. sponsored ADR	16,100	772
Avion Gold Corp. (a)	322,400	559
Avion Gold Corp. (e)	27,400	48
Commercial Metals Co.	142,177	1,988
Copper Mountain Mining Corp. (a)	13,500	64
Eldorado Gold Corp.	62,263	1,131
First Quantum Minerals Ltd.	34,900	705
Freeport-McMoRan Copper & Gold, Inc.	70,421	2,789
Goldcorp, Inc.	73,800	3,976
Ivanhoe Mines Ltd. (a)	166,685	3,595
Kinross Gold Corp.	76,288	1,074
Mirabela Nickel Ltd. (a)	214,719	343
Newcrest Mining Ltd.	69,676	2,542
Pan American Silver Corp.	22,700	587
Randgold Resources Ltd. sponsored ADR	33,400	3,571
Reliance Steel & Aluminum Co.	15,700	771
Ternium SA sponsored ADR	17,601	294
Yamana Gold, Inc.	62,800	1,059
		26,658
TOTAL MATERIALS		48,919
TELECOMMUNICATION SERVICES - 1.1%
Diversified Telecommunication Services - 0.5%
Cbeyond, Inc. (a)	8,730	65
CenturyLink, Inc.	42,483	1,594
China Telecom Corp. Ltd. (H Shares)	590,000	362
China Unicom (Hong Kong) Ltd.	474,000	1,029
Koninklijke KPN NV	68,537	837
		3,887
Wireless Telecommunication Services - 0.6%
American Tower Corp. Class A	24,498	1,445
NII Holdings, Inc. (a)	36,610	842
SBA Communications Corp. Class A (a)	33,832	1,383
Common Stocks - continued
	Shares	Value (000s)
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - continued
TIM Participacoes SA	179,344	$ 838
Turkcell Iletisim Hizmet A/S	156,000	780
		5,288
TOTAL TELECOMMUNICATION SERVICES		9,175
UTILITIES - 2.6%
Electric Utilities - 1.2%
American Electric Power Co., Inc.	22,699	901
Centrais Eletricas Brasileiras SA (Electrobras) (PN-B) sponsored ADR (d)	46,600	624
Ceske Energeticke Zavody A/S	10,000	393
Edison International	61,116	2,402
El Paso Electric Co.	21,089	728
FirstEnergy Corp.	13,451	598
Fortum Corp.	11,600	266
NextEra Energy, Inc.	39,631	2,197
NV Energy, Inc.	44,875	688
PPL Corp.	26,161	785
		9,582
Gas Utilities - 0.2%
Aygaz A/S	8,000	40
China Gas Holdings Ltd.	1,054,000	381
ONEOK, Inc.	12,083	1,005
		1,426
Independent Power Producers & Energy Traders - 0.8%
The AES Corp. (a)	565,245	6,828
Multi-Utilities - 0.4%
CenterPoint Energy, Inc.	56,042	1,115
CMS Energy Corp.	13,277	278
National Grid PLC	123,989	1,219
Sempra Energy	19,271	1,025
		3,637
TOTAL UTILITIES		21,473
TOTAL COMMON STOCKS (Cost $823,634)		806,260
Preferred Stocks - 0.6%
	Shares	Value (000s)
Convertible Preferred Stocks - 0.4%
FINANCIALS - 0.2%
Diversified Financial Services - 0.2%
Citigroup, Inc. 7.50%	16,600	$ 1,399
INFORMATION TECHNOLOGY - 0.1%
IT Services - 0.1%
Unisys Corp. Series A, 6.25%	9,500	659
UTILITIES - 0.1%
Electric Utilities - 0.1%
PPL Corp. 9.50%	18,800	1,072
TOTAL CONVERTIBLE PREFERRED STOCKS		3,130
Nonconvertible Preferred Stocks - 0.2%
CONSUMER DISCRETIONARY - 0.2%
Automobiles - 0.2%
Volkswagen AG	10,000	1,715
TOTAL PREFERRED STOCKS (Cost $4,440)		4,845
Investment Companies - 0.2%

Ares Capital Corp. (Cost $1,352)	100,976	1,571
Convertible Bonds - 0.4%
	Principal Amount (000s)
FINANCIALS - 0.1%
Thrifts & Mortgage Finance - 0.1%
MGIC Investment Corp. 9% 4/1/63 (e)	$ 1,875	757
INDUSTRIALS - 0.1%
Electrical Equipment - 0.1%
Aspen Aerogels, Inc. 8% 6/1/14 (f)	398	398
MATERIALS - 0.2%
Metals & Mining - 0.2%
Ivanplats Ltd. 8% 11/10/14 pay-in-kind (f)	1,915	1,915
Convertible Bonds - continued
	Principal Amount (000s)	Value (000s)
TELECOMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
Clearwire Communications LLC/Clearwire Finance, Inc. 8.25% 12/1/40 (e)	$ 380	$ 146
TOTAL CONVERTIBLE BONDS (Cost $3,363)		3,216
Money Market Funds - 1.5%
	Shares
Fidelity Cash Central Fund, 0.11% (b)	944,778	945
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	11,268,711	11,269
TOTAL MONEY MARKET FUNDS (Cost $12,214)		12,214
TOTAL INVESTMENT PORTFOLIO - 101.3% (Cost $845,003)		828,106
NET OTHER ASSETS (LIABILITIES) - (1.3)%		(10,381)
NET ASSETS - 100%		$ 817,725
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $2,426,000 or 0.3% of net assets.

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $4,009,000 or 0.5% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Aspen Aerogels, Inc. 8% 6/1/14	6/1/11	$ 398
Facebook, Inc. Class B	3/31/11 - 5/19/11	$ 1,187
Ivanplats Ltd. 8% 11/10/14 pay-in-kind	11/10/11	$ 1,915
Mood Media Corp.	2/2/11	$ 390
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 12
Fidelity Securities Lending Cash Central Fund	562
Total	$ 574
Other Information

The following is a summary of the inputs used, as of November 30, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 94,098	$ 88,559	$ 5,539	$ -
Consumer Staples	71,050	63,262	7,788	-
Energy	108,452	107,155	1,297	-
Financials	105,884	102,474	3,410	-
Health Care	86,656	82,892	3,764	-
Industrials	115,498	114,161	1,337	-
Information Technology	148,828	146,943	698	1,187
Materials	48,919	45,566	3,353	-
Telecommunication Services	9,175	7,004	2,171	-
Utilities	22,545	20,945	1,600	-
Investment Companies	1,571	1,571	-	-
Corporate Bonds	3,216	-	903	2,313
Money Market Funds	12,214	12,214	-	-
Total Investments in Securities:	$ 828,106	$ 792,746	$ 31,860	$ 3,500
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
(Amounts in thousands)
Investments in Securities:
Beginning Balance	$ -
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	-
Cost of Purchases	3,500
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in to Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 3,500
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at November 30, 2011	$ -

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	78.7%
Canada	3.7%
United Kingdom	1.8%
Bermuda	1.7%
Ireland	1.5%
Switzerland	1.4%
Netherlands	1.4%
Curacao	1.1%
France	1.0%
Brazil	1.0%
Others (Individually Less Than 1%)	6.7%
100.0%
Income Tax Information

At November 30, 2011, the Fund had a capital loss carryforward of approximately $130,424,000 of which $12,575,000 and $117,849,000 will expire in fiscal 2016 and 2017, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	November 30, 2011

Assets
Investment in securities, at value (including securities loaned of $11,394) - See accompanying schedule: Unaffiliated issuers (cost $832,789)	$ 815,892
Fidelity Central Funds (cost $12,214)	12,214
Total Investments (cost $845,003)		$ 828,106
Receivable for investments sold		5,849
Receivable for fund shares sold		857
Dividends receivable		1,567
Interest receivable		68
Distributions receivable from Fidelity Central Funds		70
Prepaid expenses		3
Other receivables		5
Total assets		836,525

Liabilities
Payable for investments purchased	$ 4,525
Payable for fund shares redeemed	1,922
Accrued management fee	515
Distribution and service plan fees payable	304
Other affiliated payables	201
Other payables and accrued expenses	64
Collateral on securities loaned, at value	11,269
Total liabilities		18,800

Net Assets		$ 817,725
Net Assets consist of:
Paid in capital		$ 975,967
Undistributed net investment income		123
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(141,454)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(16,911)
Net Assets		$ 817,725

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2011

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($295,388 ÷ 25,791 shares)	$ 11.45

Maximum offering price per share (100/94.25 of $11.45)	$ 12.15
Class T: Net Asset Value and redemption price per share ($293,714 ÷ 25,713 shares)	$ 11.42

Maximum offering price per share (100/96.50 of $11.42)	$ 11.83
Class B: Net Asset Value and offering price per share ($22,133 ÷ 1,993 shares)A	$ 11.11

Class C: Net Asset Value and offering price per share ($123,898 ÷ 11,189 shares)A	$ 11.07

Institutional Class: Net Asset Value, offering price and redemption price per share ($82,592 ÷ 6,955 shares)	$ 11.88

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended November 30, 2011

Investment Income
Dividends		$ 12,956
Interest		270
Income from Fidelity Central Funds		574
Total income		13,800

Expenses
Management fee Basic fee	$ 5,195
Performance adjustment	1,829
Transfer agent fees	2,358
Distribution and service plan fees	4,225
Accounting and security lending fees	316
Custodian fees and expenses	253
Independent trustees' compensation	5
Registration fees	67
Audit	62
Legal	6
Miscellaneous	6
Total expenses before reductions	14,322
Expense reductions	(290)	14,032
Net investment income (loss)		(232)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	82,513
Foreign currency transactions	(229)
Total net realized gain (loss)		82,284
Change in net unrealized appreciation (depreciation) on: Investment securities	(90,793)
Assets and liabilities in foreign currencies	(14)
Total change in net unrealized appreciation (depreciation)		(90,807)
Net gain (loss)		(8,523)
Net increase (decrease) in net assets resulting from operations		$ (8,755)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2011	Year ended November 30, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (232)	$ 31
Net realized gain (loss)	82,284	81,624
Change in net unrealized appreciation (depreciation)	(90,807)	44,287
Net increase (decrease) in net assets resulting from operations	(8,755)	125,942
Distributions to shareholders from net investment income	(110)	(786)
Distributions to shareholders from net realized gain	(2,730)	(2,645)
Total distributions	(2,840)	(3,431)
Share transactions - net increase (decrease)	(21,803)	(76,750)
Total increase (decrease) in net assets	(33,398)	45,761

Net Assets
Beginning of period	851,123	805,362
End of period (including undistributed net investment income of $123 and undistributed net investment income of $528, respectively)	$ 817,725	$ 851,123

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 11.58	$ 9.95	$ 6.64	$ 13.75	$ 13.61
Income from Investment Operations
Net investment income (loss) C	.02	.03 F	.04	.11	.12
Net realized and unrealized gain (loss)	(.09)	1.66	3.41	(6.13)	.43
Total from investment operations	(.07)	1.69	3.45	(6.02)	.55
Distributions from net investment income	-	(.02)	(.14)	(.10)	(.14)
Distributions from net realized gain	(.06)	(.05)	-	(.99)	(.28)
Total distributions	(.06)	(.06) H	(.14)	(1.09)	(.41) I
Net asset value, end of period	$ 11.45	$ 11.58	$ 9.95	$ 6.64	$ 13.75
Total Return A, B	(.63)%	17.09%	52.97%	(47.51)%	4.12%
Ratios to Average Net Assets D, G
Expenses before reductions	1.36%	1.36%	1.08%	1.08%	1.12%
Expenses net of fee waivers, if any	1.33%	1.25%	1.08%	1.08%	1.12%
Expenses net of all reductions	1.33%	1.24%	1.08%	1.08%	1.11%
Net investment income (loss)	.16%	.24% F	.56%	1.02%	.84%
Supplemental Data
Net assets, end of period (in millions)	$ 295	$ 285	$ 240	$ 192	$ 529
Portfolio turnover rate E	68%	80%	88%	122%	36%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .10%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Total distributions of $.06 per share is comprised of distributions from net investment income of $.018 and distributions from net realized gain of $.045 per share.

I Total distributions of $.41 per share is comprised of distributions from net investment income of $.137 and distributions from net realized gain of $.276 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 11.55	$ 9.92	$ 6.60	$ 13.67	$ 13.52
Income from Investment Operations
Net investment income (loss) C	(.01)	- F, H	.03	.09	.09
Net realized and unrealized gain (loss)	(.09)	1.67	3.39	(6.11)	.44
Total from investment operations	(.10)	1.67	3.42	(6.02)	.53
Distributions from net investment income	-	-	(.10)	(.06)	(.10)
Distributions from net realized gain	(.03)	(.04)	-	(.99)	(.28)
Total distributions	(.03)	(.04)	(.10)	(1.05)	(.38) I
Net asset value, end of period	$ 11.42	$ 11.55	$ 9.92	$ 6.60	$ 13.67
Total Return A, B	(.90)%	16.88%	52.60%	(47.66)%	3.97%
Ratios to Average Net Assets D, G
Expenses before reductions	1.57%	1.57%	1.31%	1.29%	1.33%
Expenses net of fee waivers, if any	1.55%	1.50%	1.31%	1.29%	1.33%
Expenses net of all reductions	1.54%	1.49%	1.30%	1.28%	1.32%
Net investment income (loss)	(.06)%	(.01)% F	.34%	.82%	.63%
Supplemental Data
Net assets, end of period (in millions)	$ 294	$ 322	$ 305	$ 263	$ 962
Portfolio turnover rate E	68%	80%	88%	122%	36%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.15)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $.38 per share is comprised of distributions from net investment income of $.104 and distributions from net realized gain of $.276 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 11.26	$ 9.68	$ 6.42	$ 13.29	$ 13.14
Income from Investment Operations
Net investment income (loss) C	(.07)	(.05) F	(.01)	.03	- H
Net realized and unrealized gain (loss)	(.08)	1.63	3.31	(5.94)	.43
Total from investment operations	(.15)	1.58	3.30	(5.91)	.43
Distributions from net investment income	-	-	(.04)	-	(.01)
Distributions from net realized gain	-	-	-	(.96)	(.28)
Total distributions	-	-	(.04)	(.96)	(.28) I
Net asset value, end of period	$ 11.11	$ 11.26	$ 9.68	$ 6.42	$ 13.29
Total Return A, B	(1.33)%	16.32%	51.61%	(47.88)%	3.32%
Ratios to Average Net Assets D, G
Expenses before reductions	2.14%	2.13%	1.81%	1.85%	1.92%
Expenses net of fee waivers, if any	2.09%	2.00%	1.81%	1.85%	1.92%
Expenses net of all reductions	2.09%	2.00%	1.80%	1.85%	1.92%
Net investment income (loss)	(.61)%	(.51)% F	(.17)%	.26%	.04%
Supplemental Data
Net assets, end of period (in millions)	$ 22	$ 43	$ 69	$ 75	$ 238
Portfolio turnover rate E	68%	80%	88%	122%	36%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.66)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $.28 per share is comprised of distributions from net investment income of $.007 and distributions from net realized gain of $.276 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 11.22	$ 9.65	$ 6.41	$ 13.30	$ 13.17
Income from Investment Operations
Net investment income (loss) C	(.07)	(.05) F	(.01)	.03	.01
Net realized and unrealized gain (loss)	(.08)	1.62	3.30	(5.94)	.43
Total from investment operations	(.15)	1.57	3.29	(5.91)	.44
Distributions from net investment income	-	-	(.05)	-	(.04)
Distributions from net realized gain	-	- H	-	(.98)	(.28)
Total distributions	-	- H	(.05)	(.98)	(.31) I
Net asset value, end of period	$ 11.07	$ 11.22	$ 9.65	$ 6.41	$ 13.30
Total Return A, B	(1.34)%	16.31%	51.79%	(47.93)%	3.40%
Ratios to Average Net Assets D, G
Expenses before reductions	2.08%	2.08%	1.81%	1.82%	1.86%
Expenses net of fee waivers, if any	2.06%	2.00%	1.81%	1.82%	1.86%
Expenses net of all reductions	2.05%	1.99%	1.81%	1.81%	1.86%
Net investment income (loss)	(.57)%	(.51)% F	(.17)%	.29%	.10%
Supplemental Data
Net assets, end of period (in millions)	$ 124	$ 129	$ 125	$ 103	$ 277
Portfolio turnover rate E	68%	80%	88%	122%	36%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.65)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $.31 per share is comprised of distributions from net investment income of $.038 and distributions from net realized gain of $.276 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 12.00	$ 10.31	$ 6.73	$ 13.92	$ 13.76
Income from Investment Operations
Net investment income (loss) B	.06	.05 E	.08	.15	.16
Net realized and unrealized gain (loss)	(.09)	1.74	3.52	(6.21)	.46
Total from investment operations	(.03)	1.79	3.60	(6.06)	.62
Distributions from net investment income	(.02)	(.06)	(.02)	(.14)	(.18)
Distributions from net realized gain	(.07)	(.04)	-	(.99)	(.28)
Total distributions	(.09)	(.10)	(.02)	(1.13)	(.46) G
Net asset value, end of period	$ 11.88	$ 12.00	$ 10.31	$ 6.73	$ 13.92
Total Return A	(.33)%	17.47%	53.57%	(47.34)%	4.55%
Ratios to Average Net Assets C, F
Expenses before reductions	1.04%	1.03%	.70%	.76%	.82%
Expenses net of fee waivers, if any	1.03%	1.00%	.70%	.76%	.82%
Expenses net of all reductions	1.02%	.99%	.69%	.75%	.82%
Net investment income (loss)	.46%	.49% E	.94%	1.35%	1.14%
Supplemental Data
Net assets, end of period (in millions)	$ 83	$ 73	$ 66	$ 55	$ 948
Portfolio turnover rate D	68%	80%	88%	122%	36%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .35%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $.46 per share is comprised of distributions from net investment income of $.180 and distributions from net realized gain of $.276 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2011

(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor Dividend Growth Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of November 30, 2011, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds,including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of November 30, 2011, the Fund did not have any unrecognized tax benefits in the financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), market discount, equity-debt classifications, net operating losses, partnerships, capital loss carryforwards and losses due to wash sales and excise tax regulations.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 83,776
Gross unrealized depreciation	(110,975)
Net unrealized appreciation (depreciation) on securities and other investments	$ (27,199)

Tax Cost	$ 855,305

The tax-based components of distributable earnings as of period end were as follows:

Undistributed tax-exempt income	$ -
Undistributed ordinary income	$ -
Capital loss carryforward	$ (130,424)
Net unrealized appreciation (depreciation)	$ (27,214)

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the Act), the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund's first fiscal year end subject to the Act will be November 30, 2012.

The tax character of distributions paid was as follows:

	November 30, 2011	November 30, 2010
Ordinary Income	$ 2,840	$ 3,431

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

New Accounting Pronouncement - continued

In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $629,242 and $650,046, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the Institutional Class of the Fund as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .75% of the Fund's average net assets.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 800	$ 13
Class T	.25%	.25%	1,677	7
Class B	.75%	.25%	329	248
Class C	.75%	.25%	1,419	100
			$ 4,225	$ 368

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B, 1.00% for Class C, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 98
Class T	23
Class B*	40
Class C*	7
$ 168

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 888.28
Class T	806.24
Class B	99.30
Class C	352.25
Institutional Class	213.21
	$ 2,358

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $19 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. The interest expense amounted to two hundred seventy five dollars under the interfund lending program. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate
Borrower	$ 7,124.35%

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which

Annual Report

7. Committed Line of Credit - continued

amounted to $3 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $21. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $562, including $124 from securities loaned to FCM.

9. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

9. Expense Reductions - continued

The following classes were in reimbursement during the period:

	Expense Limitations*	Reimbursement from adviser

Class A	1.25%	$ 92
Class T	1.50%	77
Class B	2.00%	14
Class C	2.00%	34
Institutional Class	1.00%	15
		$ 232

* Effective February 1, 2011 the expense limitations were eliminated.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $58 for the period.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2011	2010
From net investment income
Class A	$ -	$ 435
Institutional Class	110	351
Total	$ 110	$ 786
From net realized gain
Class A	$ 1,539	$ 1,089
Class T	774	1,223
Class C	-	51
Institutional Class	417	282
Total	$ 2,730	$ 2,645

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2011	2010	2011	2010
Class A
Shares sold	7,009	6,253	$ 87,683	$ 67,478
Reinvestment of distributions	109	133	1,348	1,385
Shares redeemed	(5,922)	(5,950)	(72,839)	(63,413)
Net increase (decrease)	1,196	436	$ 16,192	$ 5,450

Annual Report

11. Share Transactions - continued

	Shares		Dollars
Years ended November 30,	2011	2010	2011	2010
Class T
Shares sold	6,502	7,778	$ 80,658	$ 83,390
Reinvestment of distributions	60	113	745	1,186
Shares redeemed	(8,712)	(10,796)	(107,195)	(114,420)
Net increase (decrease)	(2,150)	(2,905)	$ (25,792)	$ (29,844)
Class B
Shares sold	151	412	$ 1,821	$ 4,277
Shares redeemed	(1,939)	(3,778)	(23,825)	(39,386)
Net increase (decrease)	(1,788)	(3,366)	$ (22,004)	$ (35,109)
Class C
Shares sold	2,691	1,347	$ 33,189	$ 14,048
Reinvestment of distributions	-	4	-	43
Shares redeemed	(2,976)	(2,789)	(34,952)	(28,970)
Net increase (decrease)	(285)	(1,438)	$ (1,763)	$ (14,879)
Institutional Class
Shares sold	5,165	1,805	$ 67,680	$ 20,255
Reinvestment of distributions	36	52	463	553
Shares redeemed	(4,338)	(2,179)	(56,579)	(23,176)
Net increase (decrease)	863	(322)	$ 11,564	$ (2,368)

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and the Shareholders of Fidelity Advisor Dividend Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Dividend Growth Fund (a fund of Fidelity Advisor Series I) at November 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Dividend Growth Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

January 20, 2012

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 226 funds advised by FMR or an affiliate. Mr. Curvey oversees 429 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) include more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (58)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (67)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Robert W. Selander (61)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (67)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (61)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (42)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (47)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Thomas C. Hense (47)

Year of Election or Appointment: 2008 or 2010

Vice President of Fidelity's High Income (2008), Small Cap (2008), and Value (2010) Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (53)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (64)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (50)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Joseph F. Zambello (54)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (44)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President and Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II (2011-present), Assistant Treasurer of other Fidelity funds (2010-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (53)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

Class A designates 100% and Class T designates 100% of the dividends distributed in December 2010 during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A and Class T designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Dividend Growth Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2011 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has devoted increased resources to non-U.S. offices. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and enhancers. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools which permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in their deliberations, the Board considered the Investment Advisers' trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers, with 35 new branches opening since 2010.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) rationalizing product lines through the mergers of six funds into other funds; (iii) continuing to migrate the Freedom Funds to dedicated lower cost underlying funds; (iv) obtaining shareholder approval to broaden the investment strategies for Fidelity Consumer Finance Portfolio, Fidelity Emerging Asia Fund, and Fidelity Environment and Alternative Energy Portfolio; (v) contractually agreeing to reduce the management fees and impose other expense limitations on Spartan 500 Index Fund and U.S. Bond Index Fund in connection with launching new institutional classes of these funds; (vi) changing the name, primary and supplemental benchmarks, and investment policies of Fidelity Global Strategies Fund to support the fund's flexible investment mandate and global orientation; and (vii) reducing the transfer agency account fee rates on certain accounts.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2010, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Fidelity Advisor Dividend Growth Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Institutional Class (Class I) of the fund was in the first quartile for all the periods shown. The Board also noted that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity Advisor Dividend Growth Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2010. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A and Class B ranked below its competitive median for 2010, the total expense ratio of each of Class C and Institutional Class ranked equal to its competitive median for 2010, and the total expense ratio of Class T ranked above its competitive median for 2010. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Class T was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers and other key personnel and strategies for attracting and retaining non-investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) historical trends in Fidelity's realization of fall-out benefits; (vi) Fidelity's group fee structures and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and Fidelity's compliance practices with respect to performance adjustment calculations; (ix) the fee structures in place for certain other Fidelity clients; and (x) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expense ratios for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

ADGF-UANN-0112
1.786675.108

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®
Dividend Growth
Fund - Institutional Class

Annual Report

November 30, 2011

Contents

Chairman's Message	(Click Here)	The Chairman's message to shareholders.
Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_James_C_Curvey)

Dear Shareholder:

The unusually high level of volatility that global equity markets have experienced since early August continued through the end of November. Most major indexes were unable to gain much traction during this time frame, as concern about the sovereign debt crisis in Europe continued to overshadow strong corporate earnings and better-than-expected economic news. High-grade bonds, meanwhile, fared slightly better amid periodic flights to quality. Financial markets are difficult to predict, of course, but you can help put the odds in your favor by following these time-tested investment principles.

One of the basic tenets is to invest according to your time horizon. For long-term investors, riding out the markets' inevitable ups and downs has proven much more effective than making decisions based on short-term developments. If your goal is approaching, you can also benefit from patience and restraint, rather than attempting to time the market. No matter your time horizon, missing only a few of the markets' best days can significantly diminish returns. Patience also affords the benefits of compounding - earning interest on additional income or reinvested dividends and capital gains. While staying the course doesn't eliminate risk, it can considerably lessen the negative impact of short-term downturns.

Asset allocation is another principle to manage risk. As you spread your portfolio among the asset classes, be sure to consider your time horizon, risk tolerance and investment objectives. Younger investors may be better served by emphasizing equities, which historically have been the best-performing asset class over time. Investors who are nearing a specific goal, such as retirement or sending a child to college, may choose to favor bonds and other investments that have tended to be more stable. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. After deciding on a suitable allocation strategy, make sure your portfolio is adequately diversified, with exposure to stocks of small-, mid- and large-cap companies in a range of sectors, for example. And today, more than ever, geographic diversification should be taken into account.

Lastly, investing a certain amount of money on a regular basis - a principle known as dollar-cost averaging - can help lower the average cost of your purchases, while also giving you the discipline to avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to learn more by visiting us on the Internet, dropping by one of our Investor Centers or calling us by phone. It is our privilege to provide the resources you need to choose investments that are right for you.

Sincerely,

(The acting chairman's signature appears here.)

James C. Curvey
Acting Chairman

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended November 30, 2011	Past 1 year	Past 5 years	Past 10 years
Institutional Class	-0.33%	-0.20%	1.96%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Dividend Growth Fund - Institutional Class on November 30, 2001. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 ® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks overcame a sharp summer drop to post solid gains for the year ending November 30, 2011. Bullishness in the first half of the period gave way to a sudden reversal in July and August, as debate over the U.S. debt ceiling, a downgrade of the country's long-term sovereign credit rating and more debt woes in Europe led the S&P 500® Index to its worst calendar-quarter finish in almost three years. However, in October, a possible solution to the eurozone debt crisis and encouraging U.S. economic data fueled a rally that pushed the broad-based index up roughly 11%, its highest monthly return since December 1991. Although a Congressional stalemate over deficit reductions kept volatility alive in November, the S&P 500® finished the year up 7.83%, while the blue-chip Dow Jones Industrial AverageSM added 12.39% and the technology-heavy Nasdaq Composite® Index rose 5.93%. Within the S&P 500®, sector performance was mixed, with financials (-10%) struggling, while the defensive utilities (+20%) and consumer staples (+16%) segments fared best. Small and mid-sized stocks posted more-modest gains than their large-cap counterparts, with the Russell 2000® and Russell Midcap® indexes adding 2.75% and 5.39%, respectively. Uncertainty in Europe hurt foreign developed-markets stocks, as the MSCI® EAFE® (Europe, Australasia, Far East) Index fell 4.01%.

Comments from Lawrence Rakers, Portfolio Manager of Fidelity Advisor® Dividend Growth Fund: During the year, the fund's Institutional Class shares returned -0.33%, considerably lagging the S&P 500. Stock picking in consumer discretionary, energy and industrials proved especially challenging. At the stock level, having no stake in technology services giant International Business Machines - the fund's largest individual detractor on a relative basis - hampered performance, given the stock's gain of 35% during the period. Likewise, relatively modest weightings in strong-performing energy majors Exxon Mobil and Chevron were counterproductive. Elsewhere, out-of-benchmark positions in commercial satellite imagery provider GeoEye and slot machine manufacturer WMS Industries fared poorly. Conversely, negligible exposure to the weak-performing shares of index component Bank of America, which I sold during the period, was beneficial. Not owning automaker and index component Ford Motor also was a good decision. Meanwhile, a small position in Ariad Pharmaceuticals paid off nicely, and refiner Holly, which in July completed its merger with Frontier Oil and changed its name to HollyFrontier, was a standout as well. Ariad and Holly were not in the index.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2011 to November 30, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value June 1, 2011	Ending Account Value November 30, 2011	Expenses Paid During Period* June 1, 2011 to November 30, 2011
Class A	1.36%
Actual		$ 1,000.00	$ 856.40	$ 6.33
HypotheticalA		$ 1,000.00	$ 1,018.25	$ 6.88
Class T	1.57%
Actual		$ 1,000.00	$ 855.40	$ 7.30
HypotheticalA		$ 1,000.00	$ 1,017.20	$ 7.94
Class B	2.11%
Actual		$ 1,000.00	$ 853.30	$ 9.80
HypotheticalA		$ 1,000.00	$ 1,014.49	$ 10.66
Class C	2.08%
Actual		$ 1,000.00	$ 852.90	$ 9.66
HypotheticalA		$ 1,000.00	$ 1,014.64	$ 10.50
Institutional Class	1.04%
Actual		$ 1,000.00	$ 857.80	$ 4.84
HypotheticalA		$ 1,000.00	$ 1,019.85	$ 5.27

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of November 30, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	3.4	2.7
Wells Fargo & Co.	1.5	1.5
General Electric Co.	1.5	1.3
Citigroup, Inc.	1.5	1.4
Procter & Gamble Co.	1.4	1.1
The Coca-Cola Co.	1.3	1.3
Philip Morris International, Inc.	1.3	1.0
JPMorgan Chase & Co.	1.1	1.5
Oracle Corp.	1.1	1.0
Schlumberger Ltd.	0.9	0.8
	15.0
Top Five Market Sectors as of November 30, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	18.2	16.5
Industrials	14.2	14.2
Energy	13.3	12.8
Financials	13.1	14.2
Consumer Discretionary	11.5	10.9
Asset Allocation (% of fund's net assets)
As of November 30, 2011*		As of May 31, 2011**
	Stocks and Investment Companies 99.0%		Stocks and Investment Companies 98.7%
	Convertible Securities 0.8%		Convertible Securities 0.8%
	Short-Term Investments and Net Other Assets 0.2%		Short-Term Investments and Net Other Assets 0.5%
* Foreign investments	21.3%	** Foreign investments	21.5%

Annual Report

Investments November 30, 2011

Showing Percentage of Net Assets

Common Stocks - 98.6%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 11.3%
Auto Components - 0.7%
Autoliv, Inc.	20,337	$ 1,084
Modine Manufacturing Co. (a)	74,932	725
Nokian Tyres PLC	27,700	911
Stoneridge, Inc. (a)	61,596	506
Tenneco, Inc. (a)	55,038	1,594
TRW Automotive Holdings Corp. (a)	24,410	797
		5,617
Automobiles - 0.2%
Honda Motor Co. Ltd.	14,700	467
Winnebago Industries, Inc. (a)(d)	173,804	1,119
		1,586
Distributors - 0.1%
Silver Base Group Holdings Ltd.	1,055,000	970
Diversified Consumer Services - 0.5%
Anhanguera Educacional Participacoes SA	74,000	716
DeVry, Inc.	22,864	789
Service Corp. International	93,300	956
Stewart Enterprises, Inc. Class A	169,219	1,053
Weight Watchers International, Inc.	13,600	799
		4,313
Hotels, Restaurants & Leisure - 1.8%
Accor SA	35,152	978
Bravo Brio Restaurant Group, Inc. (a)	32,678	563
Brinker International, Inc.	105,717	2,546
Club Mediterranee SA (a)	57,813	911
Denny's Corp. (a)	344,804	1,172
DineEquity, Inc. (a)	44,207	2,081
O'Charleys, Inc. (a)(d)	149,842	965
Sands China Ltd. (a)	287,600	857
Spur Corp. Ltd.	204,423	373
Starbucks Corp.	33,337	1,449
Texas Roadhouse, Inc. Class A	65,406	876
WMS Industries, Inc. (a)	77,500	1,625
Wyndham Worldwide Corp.	8,126	288
		14,684
Household Durables - 0.6%
Dorel Industries, Inc. Class B (sub. vtg.)	14,200	333
Garmin Ltd.	26,143	957
Lennar Corp. Class A	10,700	197
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Household Durables - continued
Newell Rubbermaid, Inc.	71,581	$ 1,095
PulteGroup, Inc. (a)	92,797	567
Standard Pacific Corp. (a)	336,753	1,071
Techtronic Industries Co. Ltd.	741,500	681
		4,901
Internet & Catalog Retail - 0.5%
Amazon.com, Inc. (a)	16,055	3,087
Liberty Media Corp. Interactive Series A (a)	53,583	871
		3,958
Leisure Equipment & Products - 0.2%
Hasbro, Inc.	34,486	1,235
Summer Infant, Inc. (a)	45,451	312
		1,547
Media - 2.4%
Antena 3 Television SA (d)	136,659	817
Comcast Corp. Class A	199,608	4,525
DISH Network Corp. Class A	48,681	1,196
Lions Gate Entertainment Corp. (a)	18,200	160
MDC Partners, Inc. Class A (sub. vtg.)	98,500	1,428
Mood Media Corp. (a)	104,800	276
Mood Media Corp. (f)	192,900	509
The Walt Disney Co.	148,878	5,337
Time Warner, Inc.	128,768	4,484
Valassis Communications, Inc. (a)	35,258	677
		19,409
Multiline Retail - 0.8%
Maoye International Holdings Ltd. (a)	2,148,000	521
Marisa Lojas SA	76,900	755
PPR SA	8,300	1,240
Target Corp.	87,603	4,617
		7,133
Specialty Retail - 2.9%
Advance Auto Parts, Inc.	41,100	2,845
American Eagle Outfitters, Inc.	72,776	1,012
Ascena Retail Group, Inc. (a)	17,845	491
Best Buy Co., Inc.	50,521	1,369
Big 5 Sporting Goods Corp.	44,200	403
Carphone Warehouse Group PLC	120,726	627
Casual Male Retail Group, Inc. (a)	119,461	386
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
Cia.Hering SA	5,400	$ 114
Citi Trends, Inc. (a)	31,300	278
Collective Brands, Inc. (a)	71,610	999
Destination Maternity Corp.	9,500	139
Express, Inc.	21,071	478
Fast Retailing Co. Ltd.	3,400	552
Foot Locker, Inc.	56,681	1,337
Foschini Ltd.	56,796	743
GameStop Corp. Class A (a)	13,120	303
GOME Electrical Appliances Holdings Ltd.	644,000	165
Guess?, Inc.	27,315	768
Hengdeli Holdings Ltd.	1,716,000	671
Home Depot, Inc.	13,107	514
Limited Brands, Inc.	19,906	843
Lowe's Companies, Inc.	183,974	4,417
Lumber Liquidators Holdings, Inc. (a)	38,004	644
MarineMax, Inc. (a)	73,737	470
OfficeMax, Inc. (a)	134,100	624
rue21, Inc. (a)	26,743	643
SuperGroup PLC (a)(d)	111,368	805
Urban Outfitters, Inc. (a)	31,763	857
		23,497
Textiles, Apparel & Luxury Goods - 0.6%
Bosideng International Holdings Ltd.	2,116,000	627
G-III Apparel Group Ltd. (a)	60,765	1,120
Peak Sport Products Co. Ltd.	97,000	28
PVH Corp.	28,761	1,953
VF Corp.	7,500	1,040
		4,768
TOTAL CONSUMER DISCRETIONARY		92,383
CONSUMER STAPLES - 8.7%
Beverages - 2.1%
Anheuser-Busch InBev SA NV	24,317	1,454
Carlsberg A/S Series B	27,600	2,027
Dr Pepper Snapple Group, Inc.	39,215	1,433
Grupo Modelo SAB de CV Series C	263,000	1,672
The Coca-Cola Co.	161,859	10,882
		17,468
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - continued
Food & Staples Retailing - 1.3%
CVS Caremark Corp.	187,557	$ 7,285
Droga Raia SA	33,400	519
Drogasil SA	11,600	81
Eurocash SA	51,942	365
The Pantry, Inc. (a)	59,304	734
Walgreen Co.	60,361	2,035
		11,019
Food Products - 1.6%
Biostime International Holdings Ltd.	130,000	216
Calavo Growers, Inc.	44,833	1,191
Calbee, Inc.	5,400	258
Danone	18,600	1,226
Flowers Foods, Inc.	30,893	611
Green Mountain Coffee Roasters, Inc. (a)	29,300	1,536
Kraft Foods, Inc. Class A	126,031	4,556
Orion Corp.	194	105
Pilgrims Pride Corp. (a)(d)	90,559	520
Ralcorp Holdings, Inc. (a)	4,239	345
Sara Lee Corp.	81,308	1,542
Shenguan Holdings Group Ltd.	1,628,000	901
		13,007
Household Products - 1.7%
Procter & Gamble Co.	172,185	11,118
Spectrum Brands Holdings, Inc. (a)	39,072	1,095
Unicharm Corp.	29,600	1,404
Youyuan International Holdings Ltd. (a)	716,000	191
		13,808
Personal Products - 0.2%
Estee Lauder Companies, Inc. Class A	5,962	703
Hengan International Group Co. Ltd.	79,000	745
		1,448
Tobacco - 1.8%
British American Tobacco PLC (United Kingdom)	24,800	1,151
Imperial Tobacco Group PLC	36,193	1,300
Japan Tobacco, Inc.	284	1,363
Philip Morris International, Inc.	137,540	10,486
		14,300
TOTAL CONSUMER STAPLES		71,050
Common Stocks - continued
	Shares	Value (000s)
ENERGY - 13.3%
Energy Equipment & Services - 5.0%
Aker Solutions ASA	162,957	$ 1,899
Baker Hughes, Inc.	75,018	4,097
Cal Dive International, Inc. (a)	162,316	383
Cameron International Corp. (a)	38,144	2,059
Cathedral Energy Services Ltd.	131,300	856
Ensco International Ltd. ADR	15,040	782
Essential Energy Services Ltd. (a)	463,900	851
Exterran Holdings, Inc. (a)	7,756	89
Halliburton Co.	88,125	3,243
Hornbeck Offshore Services, Inc. (a)	84,552	2,853
ION Geophysical Corp. (a)	212,717	1,236
Kvaerner ASA (a)	45,157	79
McDermott International, Inc. (a)	77,627	878
Nabors Industries Ltd. (a)	14,700	264
National Oilwell Varco, Inc.	95,388	6,839
Noble Corp.	31,879	1,101
Saipem SpA	34,027	1,511
Schlumberger Ltd.	97,596	7,352
Transocean Ltd. (United States)	45,721	1,959
Trinidad Drilling Ltd.	24,300	190
Tuscany International Drilling, Inc. (a)	29,000	19
Unit Corp. (a)	18,122	917
Vantage Drilling Co. (a)	574,734	690
Xtreme Coil Drilling Corp. (a)	149,400	387
		40,534
Oil, Gas & Consumable Fuels - 8.3%
Alpha Natural Resources, Inc. (a)	44,101	1,058
Americas Petrogas, Inc. (a)	216,300	492
Americas Petrogas, Inc. (e)	217,500	495
Amyris, Inc. (a)	8,100	91
Anadarko Petroleum Corp.	47,708	3,877
Apache Corp.	24,314	2,418
Bonavista Energy Corp.	1,500	39
Bonavista Energy Corp. (e)	15,800	414
BPZ Energy, Inc. (a)(d)	236,901	756
C&C Energia Ltd. (a)	3,900	26
Cabot Oil & Gas Corp.	6,200	549
Chesapeake Energy Corp.	58,742	1,489
Chevron Corp.	51,732	5,319
Crown Point Ventures Ltd. (a)	81,100	74
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Crown Point Ventures Ltd. (e)	399,602	$ 364
CVR Energy, Inc. (a)	122,676	2,233
Denbury Resources, Inc. (a)	60,090	1,016
Double Eagle Petroleum Co. (a)	98,229	703
EOG Resources, Inc.	10,915	1,132
EV Energy Partners LP	14,500	990
Exxon Mobil Corp.	41,402	3,330
Gazprom OAO sponsored ADR	12,615	145
Georesources, Inc. (a)	1,500	43
Gran Tierra Energy, Inc. (Canada) (a)	65,600	417
Gulfport Energy Corp. (a)	38,313	1,216
Hess Corp.	15,300	921
HollyFrontier Corp.	95,182	2,213
InterOil Corp. (a)(d)	33,047	1,807
Kodiak Oil & Gas Corp. (a)	46,900	416
Kosmos Energy Ltd.	50,600	682
Marathon Oil Corp.	6,600	185
Marathon Petroleum Corp.	55,079	1,839
Niko Resources Ltd.	15,900	807
Noble Energy, Inc.	14,412	1,418
Northern Oil & Gas, Inc. (a)(d)	186,333	4,563
Occidental Petroleum Corp.	58,824	5,818
Painted Pony Petroleum Ltd. (a)(e)	17,000	202
Painted Pony Petroleum Ltd. Class A (a)	7,650	91
Paladin Energy Ltd. (Australia) (a)	680,964	1,163
Pan Orient Energy Corp. (a)	87,200	175
Petroleum Development Corp. (a)	20,232	679
Resolute Energy Corp. (a)	126,630	1,716
Royal Dutch Shell PLC Class A sponsored ADR	16,500	1,155
Southwestern Energy Co. (a)	26,700	1,016
Suncor Energy, Inc.	26,080	786
TAG Oil Ltd. (a)	105,000	524
Talisman Energy, Inc.	34,700	475
Targa Resources Corp.	15,300	529
Tesoro Corp. (a)	83,875	2,004
Valero Energy Corp.	99,276	2,211
Voyager Oil & Gas, Inc. (a)	339,628	866
Voyager Oil & Gas, Inc. warrants 2/4/16	115,754	134
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Whiting Petroleum Corp. (a)	57,476	$ 2,673
Williams Companies, Inc.	67,027	2,164
		67,918
TOTAL ENERGY		108,452
FINANCIALS - 12.8%
Capital Markets - 2.2%
American Capital Ltd. (a)	40,922	285
Ashmore Group PLC	131,500	696
BlackRock, Inc. Class A	7,199	1,239
Goldman Sachs Group, Inc.	28,034	2,687
GP Investments Ltd. (depositary receipt) (a)	309,460	685
ICAP PLC	135,400	755
ICG Group, Inc. (a)	54,458	469
Invesco Ltd.	65,932	1,335
Knight Capital Group, Inc. Class A (a)	116,430	1,471
Morgan Stanley	241,858	3,577
State Street Corp.	58,808	2,332
TD Ameritrade Holding Corp.	47,794	779
UBS AG (NY Shares) (a)	91,200	1,137
		17,447
Commercial Banks - 3.0%
Banco Pine SA	96,000	643
Bank of Ireland (a)	17,615,343	2,154
CapitalSource, Inc.	359,730	2,320
CIT Group, Inc. (a)	57,100	1,933
Comerica, Inc.	15,300	386
Commercial Bank of Qatar GDR (Reg. S)	96,439	426
Guaranty Trust Bank PLC GDR (Reg. S)	76,468	344
Huntington Bancshares, Inc.	89,182	468
Itau Unibanco Banco Multiplo SA sponsored ADR	27,300	486
KeyCorp	91,596	668
Regions Financial Corp.	297,682	1,223
SunTrust Banks, Inc.	28,018	508
Susquehanna Bancshares, Inc.	70,418	558
Wells Fargo & Co.	485,058	12,544
		24,661
Consumer Finance - 0.9%
American Express Co.	59,582	2,862
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Consumer Finance - continued
Capital One Financial Corp.	27,163	$ 1,213
Discover Financial Services	84,118	2,004
Imperial Holdings, Inc. (a)	34,266	65
SLM Corp.	73,396	945
		7,089
Diversified Financial Services - 3.1%
Citigroup, Inc.	428,473	11,774
CME Group, Inc.	6,493	1,619
JPMorgan Chase & Co.	298,550	9,246
PICO Holdings, Inc. (a)	119,912	2,655
		25,294
Insurance - 1.6%
AEGON NV (a)	178,000	777
AFLAC, Inc.	48,506	2,107
Assured Guaranty Ltd.	212,832	2,064
Berkshire Hathaway, Inc. Class B (a)	10,576	833
Genworth Financial, Inc. Class A (a)	302,123	1,991
Hartford Financial Services Group, Inc.	33,900	602
MetLife, Inc.	107,401	3,381
Prudential Financial, Inc.	29,864	1,512
		13,267
Real Estate Investment Trusts - 1.4%
Beni Stabili SpA SIIQ	567,100	237
Campus Crest Communities, Inc.	33,112	334
CBL & Associates Properties, Inc.	146,200	2,089
Douglas Emmett, Inc.	53,941	970
Education Realty Trust, Inc.	96,500	899
Excel Trust, Inc.	13,000	143
Franklin Street Properties Corp.	57,200	624
Prologis, Inc.	79,976	2,225
SL Green Realty Corp.	24,630	1,622
Weyerhaeuser Co.	153,295	2,574
		11,717
Real Estate Management & Development - 0.6%
CBRE Group, Inc. (a)	196,909	3,310
Forest City Enterprises, Inc. Class A (a)	49,869	605
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Real Estate Management & Development - continued
Iguatemi Empresa de Shopping Centers SA	33,700	$ 616
Kenedix, Inc. (a)	3,137	479
		5,010
TOTAL FINANCIALS		104,485
HEALTH CARE - 10.6%
Biotechnology - 3.2%
Acorda Therapeutics, Inc. (a)	19,800	458
Alexion Pharmaceuticals, Inc. (a)	22,400	1,538
Alnylam Pharmaceuticals, Inc. (a)	48,600	345
Amgen, Inc.	64,291	3,723
Amylin Pharmaceuticals, Inc. (a)	57,420	620
Ardea Biosciences, Inc. (a)	73,263	1,369
ARIAD Pharmaceuticals, Inc. (a)	174,342	2,108
ArQule, Inc. (a)	121,982	684
AVEO Pharmaceuticals, Inc. (a)	104,552	1,767
Biogen Idec, Inc. (a)	17,309	1,990
Dynavax Technologies Corp. (a)	342,187	1,064
Gilead Sciences, Inc. (a)	34,373	1,370
Horizon Pharma, Inc.	42,600	222
Human Genome Sciences, Inc. (a)	61,150	469
Infinity Pharmaceuticals, Inc. (a)	16,709	153
InterMune, Inc. (a)	20,695	376
Isis Pharmaceuticals, Inc. (a)	33,000	245
Micromet, Inc. (a)	102,900	631
NPS Pharmaceuticals, Inc. (a)	53,863	306
PDL BioPharma, Inc.	93,500	598
SIGA Technologies, Inc. (a)(d)	162,369	341
Synageva BioPharma Corp. (a)	900	16
Theravance, Inc. (a)	116,534	2,720
Thrombogenics NV (a)(d)	36,233	886
United Therapeutics Corp. (a)	20,200	826
ZIOPHARM Oncology, Inc. (a)	194,466	1,011
		25,836
Health Care Equipment & Supplies - 1.7%
Baxter International, Inc.	48,941	2,528
Boston Scientific Corp. (a)	172,100	1,015
C. R. Bard, Inc.	19,990	1,743
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
Conceptus, Inc. (a)	58,099	$ 636
Covidien PLC	67,142	3,058
DENTSPLY International, Inc.	8,129	294
Genmark Diagnostics, Inc. (a)	51,606	217
GN Store Nordic A/S	81,926	725
Integra LifeSciences Holdings Corp. (a)	17,800	572
Nakanishi, Inc.	2,500	222
Opto Circuits India Ltd.	38,631	151
Orthofix International NV (a)	41,781	1,432
Sirona Dental Systems, Inc. (a)	27,978	1,243
		13,836
Health Care Providers & Services - 3.1%
Brookdale Senior Living, Inc. (a)	235,200	3,657
Catalyst Health Solutions, Inc. (a)	29,842	1,552
CIGNA Corp.	71,999	3,185
Community Health Systems, Inc. (a)	67,082	1,333
DaVita, Inc. (a)	17,173	1,308
Emeritus Corp. (a)	56,663	901
Express Scripts, Inc. (a)	90,800	4,145
McKesson Corp.	30,594	2,488
Medco Health Solutions, Inc. (a)	48,224	2,733
Sunrise Senior Living, Inc. (a)	9,504	48
UnitedHealth Group, Inc.	20,091	980
Universal Health Services, Inc. Class B	31,538	1,268
WellPoint, Inc.	27,703	1,954
		25,552
Life Sciences Tools & Services - 0.5%
Agilent Technologies, Inc. (a)	72,239	2,709
Thermo Fisher Scientific, Inc. (a)	27,840	1,315
		4,024
Pharmaceuticals - 2.1%
Cadence Pharmaceuticals, Inc. (a)(d)	425,870	1,870
Cardiome Pharma Corp. (a)	69,471	142
Columbia Laboratories, Inc. (a)	77,400	167
Elan Corp. PLC sponsored ADR (a)	48,797	528
Merck & Co., Inc.	191,423	6,843
Novo Nordisk A/S Series B	18,245	2,071
Sanofi-aventis	18,869	1,320
Teva Pharmaceutical Industries Ltd. sponsored ADR	31,481	1,247
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Pharmaceuticals - continued
Valeant Pharmaceuticals International, Inc. (Canada)	57,700	$ 2,670
Watson Pharmaceuticals, Inc. (a)	8,509	550
		17,408
TOTAL HEALTH CARE		86,656
INDUSTRIALS - 14.1%
Aerospace & Defense - 3.0%
DigitalGlobe, Inc. (a)	61,236	912
Esterline Technologies Corp. (a)	14,768	796
GeoEye, Inc. (a)	137,274	2,607
Honeywell International, Inc.	53,817	2,914
Meggitt PLC	365,635	2,185
Precision Castparts Corp.	13,810	2,275
Raytheon Co.	46,712	2,129
Rockwell Collins, Inc.	15,600	856
Safran SA	15,900	469
Textron, Inc.	149,714	2,909
Ultra Electronics Holdings PLC	21,258	482
United Technologies Corp.	79,847	6,116
		24,650
Air Freight & Logistics - 0.1%
United Parcel Service, Inc. Class B	11,900	854
Airlines - 0.3%
Copa Holdings SA Class A	25,203	1,627
Gol Linhas Aereas Inteligentes SA (PN)	110,100	822
		2,449
Building Products - 0.6%
Armstrong World Industries, Inc.	38,260	1,519
Lennox International, Inc.	13,145	435
Masco Corp.	52,673	505
Owens Corning (a)	96,675	2,775
		5,234
Commercial Services & Supplies - 0.8%
KAR Auction Services, Inc. (a)	7,750	102
Knoll, Inc.	52,887	802
Multiplus SA	48,000	841
Pitney Bowes, Inc. (d)	18,764	350
Quad/Graphics, Inc.	1,568	25
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Commercial Services & Supplies - continued
Republic Services, Inc.	68,698	$ 1,886
Schawk, Inc. Class A	19,295	244
Steelcase, Inc. Class A	134,243	1,052
Swisher Hygiene, Inc.	202,331	783
Swisher Hygiene, Inc. (Canada) (a)	7,700	30
The Geo Group, Inc. (a)	15,908	282
		6,397
Construction & Engineering - 1.3%
AECOM Technology Corp. (a)	33,355	715
Dycom Industries, Inc. (a)	51,972	1,042
Fluor Corp.	38,868	2,131
Foster Wheeler AG (a)	143,837	2,668
Great Lakes Dredge & Dock Corp.	60,117	364
Jacobs Engineering Group, Inc. (a)	11,925	495
Shaw Group, Inc. (a)	129,047	3,203
		10,618
Electrical Equipment - 1.6%
Alstom SA	31,305	1,081
AMETEK, Inc.	25,117	1,076
Cooper Industries PLC Class A	17,410	967
Emerson Electric Co.	67,124	3,507
Fushi Copperweld, Inc. (a)	56,566	435
GrafTech International Ltd. (a)	130,268	1,881
Hubbell, Inc. Class B	6,162	403
Prysmian SpA	76,500	1,039
Regal-Beloit Corp.	31,734	1,671
Roper Industries, Inc.	8,461	721
Zumtobel AG	30,610	480
		13,261
Industrial Conglomerates - 2.0%
Carlisle Companies, Inc.	20,820	929
Cookson Group PLC	97,645	759
General Electric Co.	760,612	12,101
Koninklijke Philips Electronics NV	53,600	1,090
Rheinmetall AG	18,700	903
Siemens AG sponsored ADR	2,301	233
		16,015
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Machinery - 2.1%
Actuant Corp. Class A	59,373	$ 1,361
Charter International PLC	54,935	803
Cummins, Inc.	19,190	1,849
Dover Corp.	15,453	849
Fiat Industrial SpA (a)	197,400	1,755
Gardner Denver, Inc.	5,380	461
Haitian International Holdings Ltd.	224,000	194
Ingersoll-Rand PLC	146,168	4,841
Jain Irrigation Systems Ltd.	23,190	53
Navistar International Corp. (a)	61,638	2,295
Pall Corp.	21,921	1,194
Stanley Black & Decker, Inc.	26,953	1,764
Wabtec Corp.	800	55
		17,474
Professional Services - 0.3%
CBIZ, Inc. (a)	54,187	326
Kforce, Inc. (a)	8,536	105
Michael Page International PLC	3,900	24
Robert Half International, Inc.	47,155	1,249
SR Teleperformance SA	38,400	753
		2,457
Road & Rail - 1.4%
Arkansas Best Corp.	19,900	380
Con-way, Inc.	51,393	1,444
CSX Corp.	145,977	3,169
Saia, Inc. (a)	80,980	942
Tegma Gestao Logistica	11,100	155
Union Pacific Corp.	47,202	4,881
Universal Truckload Services, Inc.	50,183	690
		11,661
Trading Companies & Distributors - 0.6%
Barloworld Ltd.	56,400	503
Beacon Roofing Supply, Inc. (a)	49,091	959
DXP Enterprises, Inc. (a)	17,206	520
Mills Estruturas e Servicos de Engenharia SA	28,000	248
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Trading Companies & Distributors - continued
Rush Enterprises, Inc. Class A (a)	47,438	$ 909
Watsco, Inc.	20,305	1,289
		4,428
TOTAL INDUSTRIALS		115,498
INFORMATION TECHNOLOGY - 18.1%
Communications Equipment - 2.4%
Alcatel-Lucent SA sponsored ADR (a)	228,261	370
Brocade Communications Systems, Inc. (a)	228,921	1,232
Calix Networks, Inc. (a)	207,806	1,874
Cisco Systems, Inc.	381,482	7,111
Comverse Technology, Inc. (a)	545,693	3,574
Juniper Networks, Inc. (a)	41,387	940
Polycom, Inc. (a)	72,201	1,220
QUALCOMM, Inc.	35,957	1,970
ViaSat, Inc. (a)	35,428	1,676
		19,967
Computers & Peripherals - 4.0%
Apple, Inc. (a)	73,161	27,963
Hewlett-Packard Co.	153,869	4,301
Western Digital Corp. (a)	4,200	122
		32,386
Electronic Equipment & Components - 1.5%
Arrow Electronics, Inc. (a)	47,876	1,750
Avnet, Inc. (a)	91,541	2,727
Corning, Inc.	256,786	3,408
Ingram Micro, Inc. Class A (a)	35,125	633
Jabil Circuit, Inc.	33,729	684
Molex, Inc. (d)	59,595	1,486
TE Connectivity Ltd.	55,151	1,749
		12,437
Internet Software & Services - 0.7%
DeNA Co. Ltd.	8,500	264
eAccess Ltd.	1,900	434
eBay, Inc. (a)	46,319	1,371
Facebook, Inc. Class B (f)	47,471	1,187
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Internet Software & Services - continued
Google, Inc. Class A (a)	3,894	$ 2,334
Renren, Inc. ADR (d)	45,500	168
		5,758
IT Services - 2.2%
Acxiom Corp. (a)	24,431	304
Alliance Data Systems Corp. (a)	16,999	1,741
Amdocs Ltd. (a)	20,382	576
Cognizant Technology Solutions Corp. Class A (a)	35,720	2,406
Fidelity National Information Services, Inc.	60,348	1,454
Fiserv, Inc. (a)	15,541	896
Heartland Payment Systems, Inc.	39,182	884
MasterCard, Inc. Class A	17,842	6,683
Unisys Corp. (a)	104,903	2,533
Virtusa Corp. (a)	33,443	526
		18,003
Office Electronics - 0.3%
Xerox Corp.	338,280	2,757
Semiconductors & Semiconductor Equipment - 4.7%
Analog Devices, Inc.	53,500	1,865
Applied Micro Circuits Corp. (a)	37,500	280
ASML Holding NV	125,345	4,955
Avago Technologies Ltd.	44,683	1,337
Cymer, Inc. (a)	101,754	4,550
Entropic Communications, Inc. (a)	208,856	1,040
Fairchild Semiconductor International, Inc. (a)	34,086	441
Freescale Semiconductor Holdings I Ltd.	160,121	2,029
Himax Technologies, Inc. sponsored ADR	165,986	173
Intersil Corp. Class A	128,432	1,365
KLA-Tencor Corp.	21,673	999
Lam Research Corp. (a)	29,006	1,183
LTX-Credence Corp. (a)	340,830	2,076
Marvell Technology Group Ltd. (a)	327,346	4,622
Maxim Integrated Products, Inc.	78,892	2,024
Micron Technology, Inc. (a)	340,103	2,037
NVIDIA Corp. (a)	72,566	1,134
NXP Semiconductors NV (a)	107,778	1,821
ON Semiconductor Corp. (a)	279,696	2,106
RF Micro Devices, Inc. (a)	323,020	2,012
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Skyworks Solutions, Inc. (a)	2,700	$ 44
Spansion, Inc. Class A (a)	33,252	291
		38,384
Software - 2.3%
Autodesk, Inc. (a)	18,400	627
Citrix Systems, Inc. (a)	55,359	3,952
DemandTec, Inc. (a)	86,106	654
Informatica Corp. (a)	13,792	620
JDA Software Group, Inc. (a)	40,913	1,290
Micro Focus International PLC	199,145	1,134
Oracle Corp.	279,895	8,775
Take-Two Interactive Software, Inc. (a)(d)	30,900	431
Taleo Corp. Class A (a)	26,769	867
Temenos Group AG (a)	7,655	127
		18,477
TOTAL INFORMATION TECHNOLOGY		148,169
MATERIALS - 6.0%
Chemicals - 2.4%
Air Products & Chemicals, Inc.	5,251	440
Ashland, Inc.	21,746	1,210
CF Industries Holdings, Inc.	3,900	545
Clariant AG (Reg.) (a)	302,797	2,958
CVR Partners LP	18,373	421
Ecolab, Inc.	20,963	1,195
Ferro Corp. (a)	51,805	301
Huabao International Holdings Ltd.	796,000	468
Israel Chemicals Ltd.	45,600	487
Kraton Performance Polymers, Inc. (a)	32,177	676
Lanxess AG	8,800	490
LyondellBasell Industries NV Class A	53,077	1,734
Rentech Nitrogen Partners LP	15,300	291
Spartech Corp. (a)	151,451	645
The Mosaic Co.	42,500	2,242
W.R. Grace & Co. (a)	111,826	4,660
Yara International ASA	22,400	905
		19,668
Construction Materials - 0.1%
HeidelbergCement AG	24,097	1,010
Common Stocks - continued
	Shares	Value (000s)
MATERIALS - continued
Containers & Packaging - 0.2%
Rock-Tenn Co. Class A	27,180	$ 1,583
Metals & Mining - 3.3%
Anglo American PLC (United Kingdom)	20,800	790
AngloGold Ashanti Ltd. sponsored ADR	16,100	772
Avion Gold Corp. (a)	322,400	559
Avion Gold Corp. (e)	27,400	48
Commercial Metals Co.	142,177	1,988
Copper Mountain Mining Corp. (a)	13,500	64
Eldorado Gold Corp.	62,263	1,131
First Quantum Minerals Ltd.	34,900	705
Freeport-McMoRan Copper & Gold, Inc.	70,421	2,789
Goldcorp, Inc.	73,800	3,976
Ivanhoe Mines Ltd. (a)	166,685	3,595
Kinross Gold Corp.	76,288	1,074
Mirabela Nickel Ltd. (a)	214,719	343
Newcrest Mining Ltd.	69,676	2,542
Pan American Silver Corp.	22,700	587
Randgold Resources Ltd. sponsored ADR	33,400	3,571
Reliance Steel & Aluminum Co.	15,700	771
Ternium SA sponsored ADR	17,601	294
Yamana Gold, Inc.	62,800	1,059
		26,658
TOTAL MATERIALS		48,919
TELECOMMUNICATION SERVICES - 1.1%
Diversified Telecommunication Services - 0.5%
Cbeyond, Inc. (a)	8,730	65
CenturyLink, Inc.	42,483	1,594
China Telecom Corp. Ltd. (H Shares)	590,000	362
China Unicom (Hong Kong) Ltd.	474,000	1,029
Koninklijke KPN NV	68,537	837
		3,887
Wireless Telecommunication Services - 0.6%
American Tower Corp. Class A	24,498	1,445
NII Holdings, Inc. (a)	36,610	842
SBA Communications Corp. Class A (a)	33,832	1,383
Common Stocks - continued
	Shares	Value (000s)
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - continued
TIM Participacoes SA	179,344	$ 838
Turkcell Iletisim Hizmet A/S	156,000	780
		5,288
TOTAL TELECOMMUNICATION SERVICES		9,175
UTILITIES - 2.6%
Electric Utilities - 1.2%
American Electric Power Co., Inc.	22,699	901
Centrais Eletricas Brasileiras SA (Electrobras) (PN-B) sponsored ADR (d)	46,600	624
Ceske Energeticke Zavody A/S	10,000	393
Edison International	61,116	2,402
El Paso Electric Co.	21,089	728
FirstEnergy Corp.	13,451	598
Fortum Corp.	11,600	266
NextEra Energy, Inc.	39,631	2,197
NV Energy, Inc.	44,875	688
PPL Corp.	26,161	785
		9,582
Gas Utilities - 0.2%
Aygaz A/S	8,000	40
China Gas Holdings Ltd.	1,054,000	381
ONEOK, Inc.	12,083	1,005
		1,426
Independent Power Producers & Energy Traders - 0.8%
The AES Corp. (a)	565,245	6,828
Multi-Utilities - 0.4%
CenterPoint Energy, Inc.	56,042	1,115
CMS Energy Corp.	13,277	278
National Grid PLC	123,989	1,219
Sempra Energy	19,271	1,025
		3,637
TOTAL UTILITIES		21,473
TOTAL COMMON STOCKS (Cost $823,634)		806,260
Preferred Stocks - 0.6%
	Shares	Value (000s)
Convertible Preferred Stocks - 0.4%
FINANCIALS - 0.2%
Diversified Financial Services - 0.2%
Citigroup, Inc. 7.50%	16,600	$ 1,399
INFORMATION TECHNOLOGY - 0.1%
IT Services - 0.1%
Unisys Corp. Series A, 6.25%	9,500	659
UTILITIES - 0.1%
Electric Utilities - 0.1%
PPL Corp. 9.50%	18,800	1,072
TOTAL CONVERTIBLE PREFERRED STOCKS		3,130
Nonconvertible Preferred Stocks - 0.2%
CONSUMER DISCRETIONARY - 0.2%
Automobiles - 0.2%
Volkswagen AG	10,000	1,715
TOTAL PREFERRED STOCKS (Cost $4,440)		4,845
Investment Companies - 0.2%

Ares Capital Corp. (Cost $1,352)	100,976	1,571
Convertible Bonds - 0.4%
	Principal Amount (000s)
FINANCIALS - 0.1%
Thrifts & Mortgage Finance - 0.1%
MGIC Investment Corp. 9% 4/1/63 (e)	$ 1,875	757
INDUSTRIALS - 0.1%
Electrical Equipment - 0.1%
Aspen Aerogels, Inc. 8% 6/1/14 (f)	398	398
MATERIALS - 0.2%
Metals & Mining - 0.2%
Ivanplats Ltd. 8% 11/10/14 pay-in-kind (f)	1,915	1,915
Convertible Bonds - continued
	Principal Amount (000s)	Value (000s)
TELECOMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
Clearwire Communications LLC/Clearwire Finance, Inc. 8.25% 12/1/40 (e)	$ 380	$ 146
TOTAL CONVERTIBLE BONDS (Cost $3,363)		3,216
Money Market Funds - 1.5%
	Shares
Fidelity Cash Central Fund, 0.11% (b)	944,778	945
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	11,268,711	11,269
TOTAL MONEY MARKET FUNDS (Cost $12,214)		12,214
TOTAL INVESTMENT PORTFOLIO - 101.3% (Cost $845,003)		828,106
NET OTHER ASSETS (LIABILITIES) - (1.3)%		(10,381)
NET ASSETS - 100%		$ 817,725
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $2,426,000 or 0.3% of net assets.

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $4,009,000 or 0.5% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Aspen Aerogels, Inc. 8% 6/1/14	6/1/11	$ 398
Facebook, Inc. Class B	3/31/11 - 5/19/11	$ 1,187
Ivanplats Ltd. 8% 11/10/14 pay-in-kind	11/10/11	$ 1,915
Mood Media Corp.	2/2/11	$ 390
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 12
Fidelity Securities Lending Cash Central Fund	562
Total	$ 574
Other Information

The following is a summary of the inputs used, as of November 30, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 94,098	$ 88,559	$ 5,539	$ -
Consumer Staples	71,050	63,262	7,788	-
Energy	108,452	107,155	1,297	-
Financials	105,884	102,474	3,410	-
Health Care	86,656	82,892	3,764	-
Industrials	115,498	114,161	1,337	-
Information Technology	148,828	146,943	698	1,187
Materials	48,919	45,566	3,353	-
Telecommunication Services	9,175	7,004	2,171	-
Utilities	22,545	20,945	1,600	-
Investment Companies	1,571	1,571	-	-
Corporate Bonds	3,216	-	903	2,313
Money Market Funds	12,214	12,214	-	-
Total Investments in Securities:	$ 828,106	$ 792,746	$ 31,860	$ 3,500
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
(Amounts in thousands)
Investments in Securities:
Beginning Balance	$ -
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	-
Cost of Purchases	3,500
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in to Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 3,500
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at November 30, 2011	$ -

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	78.7%
Canada	3.7%
United Kingdom	1.8%
Bermuda	1.7%
Ireland	1.5%
Switzerland	1.4%
Netherlands	1.4%
Curacao	1.1%
France	1.0%
Brazil	1.0%
Others (Individually Less Than 1%)	6.7%
100.0%
Income Tax Information

At November 30, 2011, the Fund had a capital loss carryforward of approximately $130,424,000 of which $12,575,000 and $117,849,000 will expire in fiscal 2016 and 2017, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	November 30, 2011

Assets
Investment in securities, at value (including securities loaned of $11,394) - See accompanying schedule: Unaffiliated issuers (cost $832,789)	$ 815,892
Fidelity Central Funds (cost $12,214)	12,214
Total Investments (cost $845,003)		$ 828,106
Receivable for investments sold		5,849
Receivable for fund shares sold		857
Dividends receivable		1,567
Interest receivable		68
Distributions receivable from Fidelity Central Funds		70
Prepaid expenses		3
Other receivables		5
Total assets		836,525

Liabilities
Payable for investments purchased	$ 4,525
Payable for fund shares redeemed	1,922
Accrued management fee	515
Distribution and service plan fees payable	304
Other affiliated payables	201
Other payables and accrued expenses	64
Collateral on securities loaned, at value	11,269
Total liabilities		18,800

Net Assets		$ 817,725
Net Assets consist of:
Paid in capital		$ 975,967
Undistributed net investment income		123
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(141,454)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(16,911)
Net Assets		$ 817,725

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2011

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($295,388 ÷ 25,791 shares)	$ 11.45

Maximum offering price per share (100/94.25 of $11.45)	$ 12.15
Class T: Net Asset Value and redemption price per share ($293,714 ÷ 25,713 shares)	$ 11.42

Maximum offering price per share (100/96.50 of $11.42)	$ 11.83
Class B: Net Asset Value and offering price per share ($22,133 ÷ 1,993 shares)A	$ 11.11

Class C: Net Asset Value and offering price per share ($123,898 ÷ 11,189 shares)A	$ 11.07

Institutional Class: Net Asset Value, offering price and redemption price per share ($82,592 ÷ 6,955 shares)	$ 11.88

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended November 30, 2011

Investment Income
Dividends		$ 12,956
Interest		270
Income from Fidelity Central Funds		574
Total income		13,800

Expenses
Management fee Basic fee	$ 5,195
Performance adjustment	1,829
Transfer agent fees	2,358
Distribution and service plan fees	4,225
Accounting and security lending fees	316
Custodian fees and expenses	253
Independent trustees' compensation	5
Registration fees	67
Audit	62
Legal	6
Miscellaneous	6
Total expenses before reductions	14,322
Expense reductions	(290)	14,032
Net investment income (loss)		(232)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	82,513
Foreign currency transactions	(229)
Total net realized gain (loss)		82,284
Change in net unrealized appreciation (depreciation) on: Investment securities	(90,793)
Assets and liabilities in foreign currencies	(14)
Total change in net unrealized appreciation (depreciation)		(90,807)
Net gain (loss)		(8,523)
Net increase (decrease) in net assets resulting from operations		$ (8,755)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2011	Year ended November 30, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (232)	$ 31
Net realized gain (loss)	82,284	81,624
Change in net unrealized appreciation (depreciation)	(90,807)	44,287
Net increase (decrease) in net assets resulting from operations	(8,755)	125,942
Distributions to shareholders from net investment income	(110)	(786)
Distributions to shareholders from net realized gain	(2,730)	(2,645)
Total distributions	(2,840)	(3,431)
Share transactions - net increase (decrease)	(21,803)	(76,750)
Total increase (decrease) in net assets	(33,398)	45,761

Net Assets
Beginning of period	851,123	805,362
End of period (including undistributed net investment income of $123 and undistributed net investment income of $528, respectively)	$ 817,725	$ 851,123

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 11.58	$ 9.95	$ 6.64	$ 13.75	$ 13.61
Income from Investment Operations
Net investment income (loss) C	.02	.03 F	.04	.11	.12
Net realized and unrealized gain (loss)	(.09)	1.66	3.41	(6.13)	.43
Total from investment operations	(.07)	1.69	3.45	(6.02)	.55
Distributions from net investment income	-	(.02)	(.14)	(.10)	(.14)
Distributions from net realized gain	(.06)	(.05)	-	(.99)	(.28)
Total distributions	(.06)	(.06) H	(.14)	(1.09)	(.41) I
Net asset value, end of period	$ 11.45	$ 11.58	$ 9.95	$ 6.64	$ 13.75
Total Return A, B	(.63)%	17.09%	52.97%	(47.51)%	4.12%
Ratios to Average Net Assets D, G
Expenses before reductions	1.36%	1.36%	1.08%	1.08%	1.12%
Expenses net of fee waivers, if any	1.33%	1.25%	1.08%	1.08%	1.12%
Expenses net of all reductions	1.33%	1.24%	1.08%	1.08%	1.11%
Net investment income (loss)	.16%	.24% F	.56%	1.02%	.84%
Supplemental Data
Net assets, end of period (in millions)	$ 295	$ 285	$ 240	$ 192	$ 529
Portfolio turnover rate E	68%	80%	88%	122%	36%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .10%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Total distributions of $.06 per share is comprised of distributions from net investment income of $.018 and distributions from net realized gain of $.045 per share.

I Total distributions of $.41 per share is comprised of distributions from net investment income of $.137 and distributions from net realized gain of $.276 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 11.55	$ 9.92	$ 6.60	$ 13.67	$ 13.52
Income from Investment Operations
Net investment income (loss) C	(.01)	- F, H	.03	.09	.09
Net realized and unrealized gain (loss)	(.09)	1.67	3.39	(6.11)	.44
Total from investment operations	(.10)	1.67	3.42	(6.02)	.53
Distributions from net investment income	-	-	(.10)	(.06)	(.10)
Distributions from net realized gain	(.03)	(.04)	-	(.99)	(.28)
Total distributions	(.03)	(.04)	(.10)	(1.05)	(.38) I
Net asset value, end of period	$ 11.42	$ 11.55	$ 9.92	$ 6.60	$ 13.67
Total Return A, B	(.90)%	16.88%	52.60%	(47.66)%	3.97%
Ratios to Average Net Assets D, G
Expenses before reductions	1.57%	1.57%	1.31%	1.29%	1.33%
Expenses net of fee waivers, if any	1.55%	1.50%	1.31%	1.29%	1.33%
Expenses net of all reductions	1.54%	1.49%	1.30%	1.28%	1.32%
Net investment income (loss)	(.06)%	(.01)% F	.34%	.82%	.63%
Supplemental Data
Net assets, end of period (in millions)	$ 294	$ 322	$ 305	$ 263	$ 962
Portfolio turnover rate E	68%	80%	88%	122%	36%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.15)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $.38 per share is comprised of distributions from net investment income of $.104 and distributions from net realized gain of $.276 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 11.26	$ 9.68	$ 6.42	$ 13.29	$ 13.14
Income from Investment Operations
Net investment income (loss) C	(.07)	(.05) F	(.01)	.03	- H
Net realized and unrealized gain (loss)	(.08)	1.63	3.31	(5.94)	.43
Total from investment operations	(.15)	1.58	3.30	(5.91)	.43
Distributions from net investment income	-	-	(.04)	-	(.01)
Distributions from net realized gain	-	-	-	(.96)	(.28)
Total distributions	-	-	(.04)	(.96)	(.28) I
Net asset value, end of period	$ 11.11	$ 11.26	$ 9.68	$ 6.42	$ 13.29
Total Return A, B	(1.33)%	16.32%	51.61%	(47.88)%	3.32%
Ratios to Average Net Assets D, G
Expenses before reductions	2.14%	2.13%	1.81%	1.85%	1.92%
Expenses net of fee waivers, if any	2.09%	2.00%	1.81%	1.85%	1.92%
Expenses net of all reductions	2.09%	2.00%	1.80%	1.85%	1.92%
Net investment income (loss)	(.61)%	(.51)% F	(.17)%	.26%	.04%
Supplemental Data
Net assets, end of period (in millions)	$ 22	$ 43	$ 69	$ 75	$ 238
Portfolio turnover rate E	68%	80%	88%	122%	36%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.66)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $.28 per share is comprised of distributions from net investment income of $.007 and distributions from net realized gain of $.276 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 11.22	$ 9.65	$ 6.41	$ 13.30	$ 13.17
Income from Investment Operations
Net investment income (loss) C	(.07)	(.05) F	(.01)	.03	.01
Net realized and unrealized gain (loss)	(.08)	1.62	3.30	(5.94)	.43
Total from investment operations	(.15)	1.57	3.29	(5.91)	.44
Distributions from net investment income	-	-	(.05)	-	(.04)
Distributions from net realized gain	-	- H	-	(.98)	(.28)
Total distributions	-	- H	(.05)	(.98)	(.31) I
Net asset value, end of period	$ 11.07	$ 11.22	$ 9.65	$ 6.41	$ 13.30
Total Return A, B	(1.34)%	16.31%	51.79%	(47.93)%	3.40%
Ratios to Average Net Assets D, G
Expenses before reductions	2.08%	2.08%	1.81%	1.82%	1.86%
Expenses net of fee waivers, if any	2.06%	2.00%	1.81%	1.82%	1.86%
Expenses net of all reductions	2.05%	1.99%	1.81%	1.81%	1.86%
Net investment income (loss)	(.57)%	(.51)% F	(.17)%	.29%	.10%
Supplemental Data
Net assets, end of period (in millions)	$ 124	$ 129	$ 125	$ 103	$ 277
Portfolio turnover rate E	68%	80%	88%	122%	36%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.65)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $.31 per share is comprised of distributions from net investment income of $.038 and distributions from net realized gain of $.276 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 12.00	$ 10.31	$ 6.73	$ 13.92	$ 13.76
Income from Investment Operations
Net investment income (loss) B	.06	.05 E	.08	.15	.16
Net realized and unrealized gain (loss)	(.09)	1.74	3.52	(6.21)	.46
Total from investment operations	(.03)	1.79	3.60	(6.06)	.62
Distributions from net investment income	(.02)	(.06)	(.02)	(.14)	(.18)
Distributions from net realized gain	(.07)	(.04)	-	(.99)	(.28)
Total distributions	(.09)	(.10)	(.02)	(1.13)	(.46) G
Net asset value, end of period	$ 11.88	$ 12.00	$ 10.31	$ 6.73	$ 13.92
Total Return A	(.33)%	17.47%	53.57%	(47.34)%	4.55%
Ratios to Average Net Assets C, F
Expenses before reductions	1.04%	1.03%	.70%	.76%	.82%
Expenses net of fee waivers, if any	1.03%	1.00%	.70%	.76%	.82%
Expenses net of all reductions	1.02%	.99%	.69%	.75%	.82%
Net investment income (loss)	.46%	.49% E	.94%	1.35%	1.14%
Supplemental Data
Net assets, end of period (in millions)	$ 83	$ 73	$ 66	$ 55	$ 948
Portfolio turnover rate D	68%	80%	88%	122%	36%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .35%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $.46 per share is comprised of distributions from net investment income of $.180 and distributions from net realized gain of $.276 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2011

(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor Dividend Growth Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of November 30, 2011, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds,including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of November 30, 2011, the Fund did not have any unrecognized tax benefits in the financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), market discount, equity-debt classifications, net operating losses, partnerships, capital loss carryforwards and losses due to wash sales and excise tax regulations.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 83,776
Gross unrealized depreciation	(110,975)
Net unrealized appreciation (depreciation) on securities and other investments	$ (27,199)

Tax Cost	$ 855,305

The tax-based components of distributable earnings as of period end were as follows:

Undistributed tax-exempt income	$ -
Undistributed ordinary income	$ -
Capital loss carryforward	$ (130,424)
Net unrealized appreciation (depreciation)	$ (27,214)

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the Act), the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund's first fiscal year end subject to the Act will be November 30, 2012.

The tax character of distributions paid was as follows:

	November 30, 2011	November 30, 2010
Ordinary Income	$ 2,840	$ 3,431

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

New Accounting Pronouncement - continued

In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $629,242 and $650,046, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the Institutional Class of the Fund as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .75% of the Fund's average net assets.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 800	$ 13
Class T	.25%	.25%	1,677	7
Class B	.75%	.25%	329	248
Class C	.75%	.25%	1,419	100
			$ 4,225	$ 368

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B, 1.00% for Class C, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 98
Class T	23
Class B*	40
Class C*	7
$ 168

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 888.28
Class T	806.24
Class B	99.30
Class C	352.25
Institutional Class	213.21
	$ 2,358

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $19 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. The interest expense amounted to two hundred seventy five dollars under the interfund lending program. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate
Borrower	$ 7,124.35%

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which

Annual Report

7. Committed Line of Credit - continued

amounted to $3 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $21. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $562, including $124 from securities loaned to FCM.

9. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

9. Expense Reductions - continued

The following classes were in reimbursement during the period:

	Expense Limitations*	Reimbursement from adviser

Class A	1.25%	$ 92
Class T	1.50%	77
Class B	2.00%	14
Class C	2.00%	34
Institutional Class	1.00%	15
		$ 232

* Effective February 1, 2011 the expense limitations were eliminated.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $58 for the period.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2011	2010
From net investment income
Class A	$ -	$ 435
Institutional Class	110	351
Total	$ 110	$ 786
From net realized gain
Class A	$ 1,539	$ 1,089
Class T	774	1,223
Class C	-	51
Institutional Class	417	282
Total	$ 2,730	$ 2,645

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2011	2010	2011	2010
Class A
Shares sold	7,009	6,253	$ 87,683	$ 67,478
Reinvestment of distributions	109	133	1,348	1,385
Shares redeemed	(5,922)	(5,950)	(72,839)	(63,413)
Net increase (decrease)	1,196	436	$ 16,192	$ 5,450

Annual Report

11. Share Transactions - continued

	Shares		Dollars
Years ended November 30,	2011	2010	2011	2010
Class T
Shares sold	6,502	7,778	$ 80,658	$ 83,390
Reinvestment of distributions	60	113	745	1,186
Shares redeemed	(8,712)	(10,796)	(107,195)	(114,420)
Net increase (decrease)	(2,150)	(2,905)	$ (25,792)	$ (29,844)
Class B
Shares sold	151	412	$ 1,821	$ 4,277
Shares redeemed	(1,939)	(3,778)	(23,825)	(39,386)
Net increase (decrease)	(1,788)	(3,366)	$ (22,004)	$ (35,109)
Class C
Shares sold	2,691	1,347	$ 33,189	$ 14,048
Reinvestment of distributions	-	4	-	43
Shares redeemed	(2,976)	(2,789)	(34,952)	(28,970)
Net increase (decrease)	(285)	(1,438)	$ (1,763)	$ (14,879)
Institutional Class
Shares sold	5,165	1,805	$ 67,680	$ 20,255
Reinvestment of distributions	36	52	463	553
Shares redeemed	(4,338)	(2,179)	(56,579)	(23,176)
Net increase (decrease)	863	(322)	$ 11,564	$ (2,368)

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and the Shareholders of Fidelity Advisor Dividend Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Dividend Growth Fund (a fund of Fidelity Advisor Series I) at November 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Dividend Growth Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

January 20, 2012

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 226 funds advised by FMR or an affiliate. Mr. Curvey oversees 429 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) include more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (58)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (67)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Robert W. Selander (61)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (67)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (61)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (42)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (47)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Thomas C. Hense (47)

Year of Election or Appointment: 2008 or 2010

Vice President of Fidelity's High Income (2008), Small Cap (2008), and Value (2010) Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (53)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (64)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (50)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Joseph F. Zambello (54)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (44)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President and Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II (2011-present), Assistant Treasurer of other Fidelity funds (2010-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (53)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

Institutional Class designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Institutional Class designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h) (11) of the Internal Revenue Code.

The fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Dividend Growth Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2011 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has devoted increased resources to non-U.S. offices. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and enhancers. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools which permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in their deliberations, the Board considered the Investment Advisers' trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers, with 35 new branches opening since 2010.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) rationalizing product lines through the mergers of six funds into other funds; (iii) continuing to migrate the Freedom Funds to dedicated lower cost underlying funds; (iv) obtaining shareholder approval to broaden the investment strategies for Fidelity Consumer Finance Portfolio, Fidelity Emerging Asia Fund, and Fidelity Environment and Alternative Energy Portfolio; (v) contractually agreeing to reduce the management fees and impose other expense limitations on Spartan 500 Index Fund and U.S. Bond Index Fund in connection with launching new institutional classes of these funds; (vi) changing the name, primary and supplemental benchmarks, and investment policies of Fidelity Global Strategies Fund to support the fund's flexible investment mandate and global orientation; and (vii) reducing the transfer agency account fee rates on certain accounts.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2010, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Fidelity Advisor Dividend Growth Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Institutional Class (Class I) of the fund was in the first quartile for all the periods shown. The Board also noted that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity Advisor Dividend Growth Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2010. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A and Class B ranked below its competitive median for 2010, the total expense ratio of each of Class C and Institutional Class ranked equal to its competitive median for 2010, and the total expense ratio of Class T ranked above its competitive median for 2010. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Class T was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers and other key personnel and strategies for attracting and retaining non-investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) historical trends in Fidelity's realization of fall-out benefits; (vi) Fidelity's group fee structures and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and Fidelity's compliance practices with respect to performance adjustment calculations; (ix) the fee structures in place for certain other Fidelity clients; and (x) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expense ratios for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

ADGFI-UANN-0112
1.786676.108

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®
Equity Growth
Fund - Class A, Class T, Class B
and Class C

Annual Report

November 30, 2011

Contents

Chairman's Message	(Click Here)	The Chairman's message to shareholders.
Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_James_C_Curvey)

Dear Shareholder:

The unusually high level of volatility that global equity markets have experienced since early August continued through the end of November. Most major indexes were unable to gain much traction during this time frame, as concern about the sovereign debt crisis in Europe continued to overshadow strong corporate earnings and better-than-expected economic news. High-grade bonds, meanwhile, fared slightly better amid periodic flights to quality. Financial markets are difficult to predict, of course, but you can help put the odds in your favor by following these time-tested investment principles.

One of the basic tenets is to invest according to your time horizon. For long-term investors, riding out the markets' inevitable ups and downs has proven much more effective than making decisions based on short-term developments. If your goal is approaching, you can also benefit from patience and restraint, rather than attempting to time the market. No matter your time horizon, missing only a few of the markets' best days can significantly diminish returns. Patience also affords the benefits of compounding - earning interest on additional income or reinvested dividends and capital gains. While staying the course doesn't eliminate risk, it can considerably lessen the negative impact of short-term downturns.

Asset allocation is another principle to manage risk. As you spread your portfolio among the asset classes, be sure to consider your time horizon, risk tolerance and investment objectives. Younger investors may be better served by emphasizing equities, which historically have been the best-performing asset class over time. Investors who are nearing a specific goal, such as retirement or sending a child to college, may choose to favor bonds and other investments that have tended to be more stable. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. After deciding on a suitable allocation strategy, make sure your portfolio is adequately diversified, with exposure to stocks of small-, mid- and large-cap companies in a range of sectors, for example. And today, more than ever, geographic diversification should be taken into account.

Lastly, investing a certain amount of money on a regular basis - a principle known as dollar-cost averaging - can help lower the average cost of your purchases, while also giving you the discipline to avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to learn more by visiting us on the Internet, dropping by one of our Investor Centers or calling us by phone. It is our privilege to provide the resources you need to choose investments that are right for you.

Sincerely,

(The acting chairman's signature appears here.)

James C. Curvey
Acting Chairman

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended November 30, 2011	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	1.43%	0.01%	0.73%
Class T (incl. 3.50% sales charge)	3.66%	0.30%	0.79%
Class B (incl. contingent deferred sales charge) A	1.80%	0.04%	0.78%
Class C (incl. contingent deferred sales charge) B	5.82%	0.45%	0.56%

A Class B shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 5%, 2% and 0%, respectively.

B Class C shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 1%, 0% and 0%, respectively.

Annual Report

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Equity Growth Fund - Class A on November 30, 2001, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Growth Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks overcame a sharp summer drop to post solid gains for the year ending November 30, 2011. Bullishness in the first half of the period gave way to a sudden reversal in July and August, as debate over the U.S. debt ceiling, a downgrade of the country's long-term sovereign credit rating and more debt woes in Europe led the S&P 500® Index to its worst calendar-quarter finish in almost three years. However, in October, a possible solution to the eurozone debt crisis and encouraging U.S. economic data fueled a rally that pushed the broad-based index up roughly 11%, its highest monthly return since December 1991. Although a Congressional stalemate over deficit reductions kept volatility alive in November, the S&P 500® finished the year up 7.83%, while the blue-chip Dow Jones Industrial AverageSM added 12.39% and the technology-heavy Nasdaq Composite® Index rose 5.93%. Within the S&P 500®, sector performance was mixed, with financials (-10%) struggling, while the defensive utilities (+20%) and consumer staples (+16%) segments fared best. Small and mid-sized stocks posted more-modest gains than their large-cap counterparts, with the Russell 2000® and Russell Midcap® indexes adding 2.75% and 5.39%, respectively. Uncertainty in Europe hurt foreign developed-markets stocks, as the MSCI® EAFE® (Europe, Australasia, Far East) Index fell 4.01%.
Comments from Jason Weiner, Portfolio Manager of Fidelity Advisor® Equity Growth Fund: For the year, the fund's Class A, Class T, Class B and Class C shares advanced 7.61%, 7.42%, 6.80% and 6.82%, respectively (excluding sales charges), compared with a gain of 8.32% for the Russell 3000® Growth Index. Security selection in energy, positioning in financials and an underweighting in consumer staples hurt. Not having a stake in tech giant and benchmark heavyweight International Business Machines, which produced a strong double-digit gain during the period, was the biggest individual detractor. Holdings in Green Mountain Coffee Roasters, maker of Keurig® single-cup coffee systems, WebMD Health, which provides health information services, and energy giant Halliburton also hampered results. I sold WebMD by period end. On the flip side, a non-index stake in Valeant Pharmaceuticals International was the fund's top individual contributor. Shares of the Canadian drug company rose sharply, driven by strong earnings growth from its successful acquisition strategy. From a sector perspective, stock selection in consumer discretionary was the most additive. Within the group, the fund's overweighting in retailer Ulta Salon, Cosmetics & Fragrance was beneficial, as was not owning automaker Ford Motor, an index component. Aircraft components maker Goodrich helped yield excess returns within industrials.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2011 to November 30, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value June 1, 2011	Ending Account Value November 30, 2011	Expenses Paid During Period* June 1, 2011 to November 30, 2011
Class A	1.15%
Actual		$ 1,000.00	$ 923.60	$ 5.55
Hypothetical A		$ 1,000.00	$ 1,019.30	$ 5.82
Class T	1.32%
Actual		$ 1,000.00	$ 922.90	$ 6.36
Hypothetical A		$ 1,000.00	$ 1,018.45	$ 6.68
Class B	1.89%
Actual		$ 1,000.00	$ 920.30	$ 9.10
Hypothetical A		$ 1,000.00	$ 1,015.59	$ 9.55
Class C	1.88%
Actual		$ 1,000.00	$ 920.40	$ 9.05
Hypothetical A		$ 1,000.00	$ 1,015.64	$ 9.50
Institutional Class	.80%
Actual		$ 1,000.00	$ 925.30	$ 3.86
Hypothetical A		$ 1,000.00	$ 1,021.06	$ 4.05

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of November 30, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	8.0	5.9
Google, Inc. Class A	3.6	2.9
United Technologies Corp.	2.8	2.9
McDonald's Corp.	2.3	1.3
Oracle Corp.	2.1	2.0
QUALCOMM, Inc.	2.0	3.7
Accenture PLC Class A	2.0	1.5
Halliburton Co.	1.5	2.2
Occidental Petroleum Corp.	1.5	1.5
Danaher Corp.	1.5	1.1
	27.3
Top Five Market Sectors as of November 30, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	33.6	31.3
Consumer Discretionary	15.7	13.4
Industrials	15.2	17.0
Energy	10.0	14.1
Consumer Staples	8.1	4.0
Asset Allocation (% of fund's net assets)
As of November 30, 2011*		As of May 31, 2011**
	Stocks 98.7%		Stocks 98.3%
	Short-Term Investments and Net Other Assets 1.3%		Short-Term Investments and Net Other Assets 1.7%
* Foreign investments	15.6%	** Foreign investments	18.7%

Annual Report

Investments November 30, 2011

Showing Percentage of Net Assets

Common Stocks - 98.7%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 15.7%
Auto Components - 0.9%
Gentex Corp.	908,047	$ 26,769
Automobiles - 1.2%
Harley-Davidson, Inc.	599,140	22,030
Tesla Motors, Inc. (a)(d)	391,531	12,819
		34,849
Diversified Consumer Services - 0.3%
Anhanguera Educacional Participacoes SA	572,200	5,538
Kroton Educacional SA unit (a)	318,700	3,313
		8,851
Hotels, Restaurants & Leisure - 3.8%
Arcos Dorados Holdings, Inc.	74,200	1,626
Chipotle Mexican Grill, Inc. (a)	13,100	4,212
Dunkin' Brands Group, Inc. (a)	107,600	2,722
McDonald's Corp.	664,800	63,502
Starbucks Corp.	783,101	34,049
		106,111
Household Durables - 0.5%
Tupperware Brands Corp.	262,708	15,305
Internet & Catalog Retail - 1.2%
Amazon.com, Inc. (a)	173,480	33,358
Media - 0.5%
Discovery Communications, Inc. Class C (non-vtg.) (a)	335,509	12,696
Multiline Retail - 1.5%
Dollar General Corp. (a)	311,393	12,633
Dollar Tree, Inc. (a)	34,000	2,771
Dollarama, Inc.	566,945	22,190
Dollarama, Inc. (a)(e)	108,600	4,251
		41,845
Specialty Retail - 4.9%
AutoZone, Inc. (a)	42,600	13,989
Bed Bath & Beyond, Inc. (a)	280,679	16,984
GNC Holdings, Inc.	393,082	10,719
Home Depot, Inc.	237,400	9,311
Lowe's Companies, Inc.	509,254	12,227
Ross Stores, Inc.	238,358	21,235
TJX Companies, Inc.	298,741	18,432
Ulta Salon, Cosmetics & Fragrance, Inc. (a)	331,363	23,073
Vitamin Shoppe, Inc. (a)	358,403	13,193
		139,163
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Textiles, Apparel & Luxury Goods - 0.9%
Burberry Group PLC	134,892	$ 2,689
NIKE, Inc. Class B	183,389	17,638
Ralph Lauren Corp.	29,368	4,166
		24,493
TOTAL CONSUMER DISCRETIONARY		443,440
CONSUMER STAPLES - 8.1%
Beverages - 1.1%
The Coca-Cola Co.	457,359	30,748
Food & Staples Retailing - 0.6%
Chefs' Warehouse Holdings (a)	3,684	49
Costco Wholesale Corp.	58,500	4,990
Droga Raia SA	138,000	2,144
Drogasil SA	224,363	1,563
Whole Foods Market, Inc.	140,156	9,545
		18,291
Food Products - 1.5%
Green Mountain Coffee Roasters, Inc. (a)	437,367	22,931
Mead Johnson Nutrition Co. Class A	251,300	18,938
		41,869
Household Products - 1.3%
Colgate-Palmolive Co.	334,655	30,621
Procter & Gamble Co.	104,835	6,769
		37,390
Personal Products - 1.4%
Estee Lauder Companies, Inc. Class A	36,790	4,340
Herbalife Ltd.	633,602	35,038
		39,378
Tobacco - 2.2%
British American Tobacco PLC sponsored ADR	257,700	24,005
Philip Morris International, Inc.	489,400	37,312
		61,317
TOTAL CONSUMER STAPLES		228,993
ENERGY - 10.0%
Energy Equipment & Services - 5.9%
Baker Hughes, Inc.	510,352	27,870
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Energy Equipment & Services - continued
Cameron International Corp. (a)	226,200	$ 12,213
Dresser-Rand Group, Inc. (a)	267,704	13,939
Halliburton Co.	1,169,736	43,046
National Oilwell Varco, Inc.	214,400	15,372
Oceaneering International, Inc.	412,732	19,630
Schlumberger Ltd.	338,316	25,485
Transocean Ltd. (United States)	180,600	7,739
		165,294
Oil, Gas & Consumable Fuels - 4.1%
Anadarko Petroleum Corp.	124,719	10,136
Apache Corp.	80,522	8,007
Atlas Pipeline Partners, LP	336,396	11,707
Concho Resources, Inc. (a)	146,287	14,866
Kosmos Energy Ltd.	598,898	8,067
Noble Energy, Inc.	103,700	10,203
Occidental Petroleum Corp.	414,973	41,041
Pioneer Natural Resources Co.	59,200	5,597
Whiting Petroleum Corp. (a)	138,199	6,428
		116,052
TOTAL ENERGY		281,346
FINANCIALS - 3.5%
Capital Markets - 1.9%
BlackRock, Inc. Class A	107,302	18,460
Charles Schwab Corp.	675,501	8,079
GP Investments Ltd. (depositary receipt) (a)	1,062,875	2,351
Invesco Ltd.	915,428	18,537
JMP Group, Inc.	83,977	595
Noah Holdings Ltd. sponsored ADR (d)	511,750	4,288
		52,310
Consumer Finance - 0.2%
Mahindra & Mahindra Financial Services Ltd.	105,498	1,415
Shriram Transport Finance Co. Ltd.	565,660	5,537
		6,952
Diversified Financial Services - 0.9%
CME Group, Inc.	105,681	26,344
Real Estate Investment Trusts - 0.2%
Public Storage	36,170	4,771
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Real Estate Management & Development - 0.3%
BR Malls Participacoes SA	726,800	$ 7,359
TOTAL FINANCIALS		97,736
HEALTH CARE - 4.3%
Biotechnology - 0.8%
Amarin Corp. PLC ADR (a)	443,500	3,096
Amgen, Inc.	139,500	8,078
Biogen Idec, Inc. (a)	91,521	10,520
		21,694
Health Care Equipment & Supplies - 0.4%
Edwards Lifesciences Corp. (a)	98,200	6,484
The Cooper Companies, Inc.	74,000	4,533
		11,017
Health Care Providers & Services - 0.2%
VCA Antech, Inc. (a)	342,520	6,734
Pharmaceuticals - 2.9%
Aegerion Pharmaceuticals, Inc. (a)	98,500	1,579
Allergan, Inc.	199,672	16,717
AVANIR Pharmaceuticals Class A (a)	229,800	565
Novo Nordisk A/S Series B	168,197	19,096
Perrigo Co.	47,433	4,644
Valeant Pharmaceuticals International, Inc. (Canada)	814,754	37,704
		80,305
TOTAL HEALTH CARE		119,750
INDUSTRIALS - 15.2%
Aerospace & Defense - 5.7%
Esterline Technologies Corp. (a)	169,661	9,140
Honeywell International, Inc.	395,965	21,442
Precision Castparts Corp.	235,347	38,773
TransDigm Group, Inc. (a)	137,194	13,228
United Technologies Corp.	1,025,112	78,524
		161,107
Air Freight & Logistics - 0.2%
United Parcel Service, Inc. Class B	63,779	4,576
Building Products - 0.1%
A.O. Smith Corp.	86,777	3,407
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Commercial Services & Supplies - 0.6%
Cintas Corp.	301,766	$ 9,174
KAR Auction Services, Inc. (a)	350,785	4,609
Waste Connections, Inc.	93,024	3,048
		16,831
Electrical Equipment - 3.1%
AMETEK, Inc.	177,148	7,589
Emerson Electric Co.	660,900	34,532
Polypore International, Inc. (a)	348,159	17,077
Regal-Beloit Corp.	136,800	7,204
Roper Industries, Inc.	249,066	21,218
		87,620
Industrial Conglomerates - 1.5%
Danaher Corp.	845,065	40,884
Machinery - 1.5%
CLARCOR, Inc.	380,070	18,403
Flowserve Corp.	53,900	5,539
Ingersoll-Rand PLC	546,545	18,102
		42,044
Professional Services - 1.4%
Advisory Board Co. (a)	137,209	9,931
IHS, Inc. Class A (a)	165,827	14,656
Qualicorp SA	463,300	3,907
Robert Half International, Inc.	372,200	9,860
		38,354
Trading Companies & Distributors - 1.1%
Mills Estruturas e Servicos de Engenharia SA	323,700	2,864
MSC Industrial Direct Co., Inc. Class A	52,500	3,650
W.W. Grainger, Inc.	136,362	25,486
		32,000
TOTAL INDUSTRIALS		426,823
INFORMATION TECHNOLOGY - 33.6%
Communications Equipment - 2.0%
QUALCOMM, Inc.	1,036,113	56,779
Computers & Peripherals - 9.1%
Apple, Inc. (a)	591,589	226,112
EMC Corp. (a)	489,475	11,263
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Computers & Peripherals - continued
OCZ Technology Group, Inc. (a)(d)	296,568	$ 2,073
SanDisk Corp. (a)	340,885	16,809
		256,257
Electronic Equipment & Components - 0.1%
Universal Display Corp. (a)	32,450	1,264
Internet Software & Services - 6.8%
Baidu.com, Inc. sponsored ADR (a)	130,295	17,067
Dice Holdings, Inc. (a)	597,771	4,645
eBay, Inc. (a)	499,098	14,768
Google, Inc. Class A (a)	171,263	102,653
KIT Digital, Inc. (a)(d)	1,113,922	9,936
MercadoLibre, Inc.	80,100	7,024
Responsys, Inc.	339,527	2,832
SPS Commerce, Inc. (a)	66,800	1,566
Velti PLC (a)	968,841	7,169
VeriSign, Inc.	700,957	23,538
		191,198
IT Services - 3.8%
Accenture PLC Class A	967,699	56,059
Cognizant Technology Solutions Corp. Class A (a)	382,394	25,754
Fidelity National Information Services, Inc.	256,962	6,190
Heartland Payment Systems, Inc.	516,506	11,647
MasterCard, Inc. Class A	18,200	6,817
		106,467
Semiconductors & Semiconductor Equipment - 1.7%
ARM Holdings PLC sponsored ADR	503,534	14,235
ASML Holding NV	172,900	6,835
Avago Technologies Ltd.	289,880	8,673
Broadcom Corp. Class A	381,123	11,565
Linear Technology Corp.	236,700	7,250
		48,558
Software - 10.1%
ANSYS, Inc. (a)	231,794	14,364
Ariba, Inc. (a)	1,203,047	36,512
Check Point Software Technologies Ltd. (a)	365,100	20,205
Citrix Systems, Inc. (a)	519,833	37,111
Computer Modelling Group Ltd.	385,100	5,399
Concur Technologies, Inc. (a)	62,490	2,951
Electronic Arts, Inc. (a)	625,507	14,506
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Software - continued
Intuit, Inc.	415,091	$ 22,099
Kingdee International Software Group Co. Ltd.	8,365,600	2,846
Mitek Systems, Inc. (a)	10,776	79
Oracle Corp.	1,892,813	59,340
RealPage, Inc. (a)	229,773	5,751
Red Hat, Inc. (a)	232,200	11,629
salesforce.com, Inc. (a)	218,373	25,860
SolarWinds, Inc. (a)	324,989	10,656
VMware, Inc. Class A (a)	162,848	15,744
		285,052
TOTAL INFORMATION TECHNOLOGY		945,575
MATERIALS - 5.7%
Chemicals - 3.7%
Balchem Corp.	36,103	1,498
CF Industries Holdings, Inc.	84,250	11,778
Ecolab, Inc. (d)	223,400	12,738
FMC Corp.	194,300	16,306
Monsanto Co.	224,019	16,454
Praxair, Inc.	200,800	20,482
Sherwin-Williams Co.	36,200	3,143
The Mosaic Co.	217,873	11,495
W.R. Grace & Co. (a)	257,476	10,729
		104,623
Metals & Mining - 2.0%
Iluka Resources Ltd.	132,123	2,132
Kenmare Resources PLC (a)	4,316,151	2,405
Mirabela Nickel Ltd. (a)	2,906,425	4,644
Newmont Mining Corp.	526,221	36,246
Walter Energy, Inc.	163,100	11,694
		57,121
TOTAL MATERIALS		161,744
TELECOMMUNICATION SERVICES - 2.0%
Wireless Telecommunication Services - 2.0%
American Tower Corp. Class A	365,017	21,536
Common Stocks - continued
	Shares	Value (000s)
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - continued
SBA Communications Corp. Class A (a)	256,488	$ 10,488
TIM Participacoes SA sponsored ADR (d)	1,032,874	24,593
		56,617
UTILITIES - 0.6%
Gas Utilities - 0.6%
ONEOK, Inc.	200,915	16,708
TOTAL COMMON STOCKS (Cost $2,491,537)		2,778,732
Money Market Funds - 2.1%

Fidelity Cash Central Fund, 0.11% (b)	44,901,074	44,901
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	15,388,002	15,388
TOTAL MONEY MARKET FUNDS (Cost $60,289)		60,289
TOTAL INVESTMENT PORTFOLIO - 100.8% (Cost $2,551,826)		2,839,021
NET OTHER ASSETS (LIABILITIES) - (0.8)%		(23,523)
NET ASSETS - 100%		$ 2,815,498
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $4,251,000 or 0.2% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 66
Fidelity Securities Lending Cash Central Fund	501
Total	$ 567
Other Information

The following is a summary of the inputs used, as of November 30, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 443,440	$ 443,440	$ -	$ -
Consumer Staples	228,993	228,993	-	-
Energy	281,346	281,346	-	-
Financials	97,736	90,784	6,952	-
Health Care	119,750	100,654	19,096	-
Industrials	426,823	426,823	-	-
Information Technology	945,575	942,729	2,846	-
Materials	161,744	154,968	6,776	-
Telecommunication Services	56,617	56,617	-	-
Utilities	16,708	16,708	-	-
Money Market Funds	60,289	60,289	-	-
Total Investments in Securities:	$ 2,839,021	$ 2,803,351	$ 35,670	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	84.4%
Ireland	2.7%
Canada	2.5%
Cayman Islands	2.0%
Brazil	1.8%
United Kingdom	1.6%
Bermuda	1.1%
Others (Individually Less Than 1%)	3.9%
100.0%
Income Tax Information

At November 30, 2011, the Fund had a capital loss carryforward of approximately $1,156,742,000 of which $298,159,000 and $858,583,000 will expire in fiscal 2016 and 2017, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	November 30, 2011

Assets
Investment in securities, at value (including securities loaned of $15,414) - See accompanying schedule: Unaffiliated issuers (cost $2,491,537)	$ 2,778,732
Fidelity Central Funds (cost $60,289)	60,289
Total Investments (cost $2,551,826)		$ 2,839,021
Foreign currency held at value (cost $1)		1
Receivable for investments sold		11,411
Receivable for fund shares sold		808
Dividends receivable		3,325
Distributions receivable from Fidelity Central Funds		56
Prepaid expenses		10
Other receivables		162
Total assets		2,854,794

Liabilities
Payable for investments purchased	$ 13,463
Payable for fund shares redeemed	7,588
Accrued management fee	1,310
Distribution and service plan fees payable	741
Other affiliated payables	618
Other payables and accrued expenses	188
Collateral on securities loaned, at value	15,388
Total liabilities		39,296

Net Assets		$ 2,815,498
Net Assets consist of:
Paid in capital		$ 3,692,915
Accumulated net investment loss		(138)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,164,474)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		287,195
Net Assets		$ 2,815,498

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2011

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($608,910 ÷ 11,159.6 shares)	$ 54.56

Maximum offering price per share (100/94.25 of $54.56)	$ 57.89
Class T: Net Asset Value and redemption price per share ($1,139,481 ÷ 20,999.9 shares)	$ 54.26

Maximum offering price per share (100/96.50 of $54.26)	$ 56.23
Class B: Net Asset Value and offering price per share ($34,879 ÷ 709.4 shares)A	$ 49.17

Class C: Net Asset Value and offering price per share ($135,655 ÷ 2,715.2 shares)A	$ 49.96

Institutional Class: Net Asset Value, offering price and redemption price per share ($896,573 ÷ 15,394.6 shares)	$ 58.24

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended November 30, 2011

Investment Income
Dividends		$ 31,763
Income from Fidelity Central Funds		567
Total income		32,330

Expenses
Management fee	$ 16,929
Transfer agent fees	7,148
Distribution and service plan fees	9,949
Accounting and security lending fees	899
Custodian fees and expenses	93
Independent trustees' compensation	18
Registration fees	104
Audit	66
Legal	18
Interest	1
Miscellaneous	33
Total expenses before reductions	35,258
Expense reductions	(167)	35,091
Net investment income (loss)		(2,761)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	412,145
Foreign currency transactions	(974)
Total net realized gain (loss)		411,171
Change in net unrealized appreciation (depreciation) on: Investment securities	(176,812)
Assets and liabilities in foreign currencies	18
Total change in net unrealized appreciation (depreciation)		(176,794)
Net gain (loss)		234,377
Net increase (decrease) in net assets resulting from operations		$ 231,616

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2011	Year ended November 30, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (2,761)	$ (9,496)
Net realized gain (loss)	411,171	336,407
Change in net unrealized appreciation (depreciation)	(176,794)	238,816
Net increase (decrease) in net assets resulting from operations	231,616	565,727
Distributions to shareholders from net realized gain	(4,514)	-
Share transactions - net increase (decrease)	(463,674)	(617,327)
Total increase (decrease) in net assets	(236,572)	(51,600)

Net Assets
Beginning of period	3,052,070	3,103,670
End of period (including accumulated net investment loss of $138 and accumulated net investment loss of $144, respectively)	$ 2,815,498	$ 3,052,070

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 50.75	$ 42.07	$ 34.36	$ 64.24	$ 51.56
Income from Investment Operations
Net investment income (loss) C	(.04)	(.14)	(.01)	.11	(.13)
Net realized and unrealized gain (loss)	3.90	8.82	7.79	(29.99)	12.81
Total from investment operations	3.86	8.68	7.78	(29.88)	12.68
Distributions from net investment income	-	-	(.06)	-	-
Distributions from net realized gain	(.05)	-	(.02)	-	-
Total distributions	(.05)	-	(.07) G	-	-
Net asset value, end of period	$ 54.56	$ 50.75	$ 42.07	$ 34.36	$ 64.24
Total Return A,B	7.61%	20.63%	22.71%	(46.51)%	24.59%
Ratios to Average Net Assets D,F
Expenses before reductions	1.15%	1.16%	1.19%	1.16%	1.14%
Expenses net of fee waivers, if any	1.15%	1.16%	1.19%	1.16%	1.14%
Expenses net of all reductions	1.14%	1.15%	1.18%	1.15%	1.13%
Net investment income (loss)	(.08)%	(.31)%	(.04)%	.21%	(.22)%
Supplemental Data
Net assets, end of period (in millions)	$ 609	$ 636	$ 640	$ 628	$ 1,232
Portfolio turnover rate E	70%	71%	135%	164%	112%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $.07 per share is comprised of distributions from net investment income of $.059 and distributions from net realized gain of $.015 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 50.51	$ 41.94	$ 34.25	$ 64.15	$ 51.57
Income from Investment Operations
Net investment income (loss) C	(.14)	(.22)	(.09)	.02	(.23)
Net realized and unrealized gain (loss)	3.89	8.79	7.78	(29.92)	12.81
Total from investment operations	3.75	8.57	7.69	(29.90)	12.58
Net asset value, end of period	$ 54.26	$ 50.51	$ 41.94	$ 34.25	$ 64.15
Total Return A,B	7.42%	20.43%	22.45%	(46.61)%	24.39%
Ratios to Average Net Assets D,F
Expenses before reductions	1.32%	1.34%	1.39%	1.33%	1.32%
Expenses net of fee waivers, if any	1.32%	1.34%	1.39%	1.33%	1.32%
Expenses net of all reductions	1.31%	1.33%	1.39%	1.32%	1.31%
Net investment income (loss)	(.25)%	(.48)%	(.24)%	.04%	(.40)%
Supplemental Data
Net assets, end of period (in millions)	$ 1,139	$ 1,246	$ 1,268	$ 1,274	$ 2,786
Portfolio turnover rate E	70%	71%	135%	164%	112%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 46.04	$ 38.45	$ 31.57	$ 59.47	$ 48.10
Income from Investment Operations
Net investment income (loss) C	(.42)	(.44)	(.26)	(.28)	(.52)
Net realized and unrealized gain (loss)	3.55	8.03	7.14	(27.62)	11.89
Total from investment operations	3.13	7.59	6.88	(27.90)	11.37
Net asset value, end of period	$ 49.17	$ 46.04	$ 38.45	$ 31.57	$ 59.47
Total Return A,B	6.80%	19.74%	21.79%	(46.91)%	23.64%
Ratios to Average Net Assets D,F
Expenses before reductions	1.90%	1.91%	1.94%	1.91%	1.92%
Expenses net of fee waivers, if any	1.90%	1.91%	1.94%	1.91%	1.92%
Expenses net of all reductions	1.90%	1.91%	1.93%	1.90%	1.91%
Net investment income (loss)	(.83)%	(1.06)%	(.79)%	(.54)%	(1.01)%
Supplemental Data
Net assets, end of period (in millions)	$ 35	$ 54	$ 70	$ 91	$ 287
Portfolio turnover rate E	70%	71%	135%	164%	112%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 46.77	$ 39.05	$ 32.06	$ 60.41	$ 48.85
Income from Investment Operations
Net investment income (loss) C	(.41)	(.44)	(.26)	(.27)	(.53)
Net realized and unrealized gain (loss)	3.60	8.16	7.25	(28.08)	12.09
Total from investment operations	3.19	7.72	6.99	(28.35)	11.56
Net asset value, end of period	$ 49.96	$ 46.77	$ 39.05	$ 32.06	$ 60.41
Total Return A,B	6.82%	19.77%	21.80%	(46.93)%	23.66%
Ratios to Average Net Assets D,F
Expenses before reductions	1.88%	1.90%	1.94%	1.90%	1.90%
Expenses net of fee waivers, if any	1.88%	1.90%	1.94%	1.90%	1.90%
Expenses net of all reductions	1.87%	1.90%	1.93%	1.89%	1.89%
Net investment income (loss)	(.81)%	(1.05)%	(.79)%	(.53)%	(.99)%
Supplemental Data
Net assets, end of period (in millions)	$ 136	$ 143	$ 142	$ 141	$ 313
Portfolio turnover rate E	70%	71%	135%	164%	112%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 54.14	$ 44.71	$ 36.61	$ 68.21	$ 54.76
Income from Investment Operations
Net investment income (loss) B	.16	.02	.12	.32	.08
Net realized and unrealized gain (loss)	4.16	9.41	8.27	(31.92)	13.59
Total from investment operations	4.32	9.43	8.39	(31.60)	13.67
Distributions from net investment income	-	-	(.27)	-	(.22)
Distributions from net realized gain	(.22)	-	(.02)	-	-
Total distributions	(.22)	-	(.29) F	-	(.22)
Net asset value, end of period	$ 58.24	$ 54.14	$ 44.71	$ 36.61	$ 68.21
Total Return A	7.99%	21.09%	23.11%	(46.33)%	25.06%
Ratios to Average Net Assets C,E
Expenses before reductions	.80%	.80%	.85%	.80%	.79%
Expenses net of fee waivers, if any	.80%	.80%	.85%	.80%	.79%
Expenses net of all reductions	.79%	.80%	.84%	.79%	.78%
Net investment income (loss)	.27%	.05%	.30%	.57%	.12%
Supplemental Data
Net assets, end of period (in millions)	$ 897	$ 973	$ 983	$ 934	$ 1,496
Portfolio turnover rate D	70%	71%	135%	164%	112%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Total distributions of $.29 per share is comprised of distributions from net investment income of $.274 and distributions from net realized gain of $.015 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2011

(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor Equity Growth Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of November 30, 2011, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of November 30, 2011, the Fund did not have any unrecognized tax benefits in the financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 438,172
Gross unrealized depreciation	(159,214)
Net unrealized appreciation (depreciation) on securities and other investments	$ 278,958

Tax Cost	$ 2,560,063

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 6,077
Capital loss carryforward	$ (1,156,742)
Net unrealized appreciation (depreciation)	$ 278,958

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the Act), the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund's first fiscal year end subject to the Act will be November 30, 2012.

The tax character of distributions paid was as follows:

	November 30, 2011	November 30, 2010
Ordinary Income	$ 4,514	$ -

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

New Accounting Pronouncement - continued

beginning after December 15, 2011. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $2,092,022 and $2,498,865, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services.

For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 1,665	$ 35
Class T	.25%	.25%	6,349	41
Class B	.75%	.25%	456	345
Class C	.75%	.25%	1,479	56
			$ 9,949	$ 477

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B, 1.00% for Class C, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 85
Class T	34
Class B*	73
Class C*	4
$ 196

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 2,005.30
Class T	2,772.22
Class B	138.30
Class C	410.28
Institutional Class	1,823.20
	$ 7,148

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $35 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 7,131.42%		$ 1

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which

Annual Report

7. Committed Line of Credit - continued

amounted to $9 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $2,534. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $501, including $27 from securities loaned to FCM.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $167 for the period.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2011	2010
From net realized gain
Class A	$ 667	$ -
Institutional Class	3,847	-
Total	$ 4,514	$ -

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2011	2010	2011	2010
Class A
Shares sold	1,835	2,334	$ 102,516	$ 106,444
Reinvestment of distributions	11	-	602	-
Shares redeemed	(3,210)	(5,027)	(178,862)	(226,020)
Net increase (decrease)	(1,364)	(2,693)	$ (75,744)	$ (119,576)
Class T
Shares sold	3,104	3,218	$ 172,144	$ 145,219
Shares redeemed	(6,777)	(8,777)	(374,459)	(394,841)
Net increase (decrease)	(3,673)	(5,559)	$ (202,315)	$ (249,622)
Class B
Shares sold	16	101	$ 823	$ 4,111
Shares redeemed	(483)	(755)	(24,437)	(31,230)
Net increase (decrease)	(467)	(654)	$ (23,614)	$ (27,119)
Class C
Shares sold	285	222	$ 14,713	$ 9,269
Shares redeemed	(638)	(787)	(32,456)	(32,956)
Net increase (decrease)	(353)	(565)	$ (17,743)	$ (23,687)
Institutional Class
Shares sold	3,619	3,486	$ 214,383	$ 165,964
Reinvestment of distributions	54	-	3,064	-
Shares redeemed	(6,244)	(7,512)	(361,705)	(363,287)
Net increase (decrease)	(2,571)	(4,026)	$ (144,258)	$ (197,323)

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Equity Growth Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Equity Growth Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments, as of November 30, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2011, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Equity Growth Fund as of November 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 17, 2012

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 226 funds advised by FMR or an affiliate. Mr. Curvey oversees 429 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (58)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (67)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Robert W. Selander (61)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (67)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (61)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

Trustees and Officers - continued

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (42)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (46)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (47)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (53)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (64)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (50)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Joseph F. Zambello (54)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (44)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President and Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II (2011-present), Assistant Treasurer of other Fidelity funds (2010-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (53)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Advisor Equity Growth Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Class A	12/19/11	12/16/11	$0.109

Class A designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A designates 100% of the, dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Equity Growth Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2011 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has devoted increased resources to non-U.S. offices. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and enhancers. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools which permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in their deliberations, the Board considered the Investment Advisers' trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers, with 35 new branches opening since 2010.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) rationalizing product lines through the mergers of six funds into other funds; (iii) continuing to migrate the Freedom Funds to dedicated lower cost underlying funds; (iv) obtaining shareholder approval to broaden the investment strategies for Fidelity Consumer Finance Portfolio, Fidelity Emerging Asia Fund, and Fidelity Environment and Alternative Energy Portfolio; (v) contractually agreeing to reduce the management fees and impose other expense limitations on Spartan 500 Index Fund and U.S. Bond Index Fund in connection with launching new institutional classes of these funds; (vi) changing the name, primary and supplemental benchmarks, and investment policies of Fidelity Global Strategies Fund to support the fund's flexible investment mandate and global orientation; and (vii) reducing the transfer agency account fee rates on certain accounts.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a custom peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2010, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a custom peer group of mutual funds defined by FMR based on categories assigned by Morningstar, Inc. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated. The fund's custom peer group, defined by FMR, is a peer group that FMR believes provides a more meaningful performance comparison than the peer group assigned by Morningstar, Inc., which assigns mutual funds to categories based on their investment styles as measured by their underlying portfolio holdings.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor Equity Growth Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Institutional Class (Class I) of the fund was in the first quartile for the one-year period, the fourth quartile for the three-year period, and the third quartile for the five-year period. The Board also noted that the investment performance of the fund was lower than its benchmark for the three- and five-year periods, although the one-year total return of Institutional Class (Class I) compared favorably to its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Fidelity Advisor Equity Growth Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2010.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, and Institutional Class ranked below its competitive median for 2010 and the total expense ratio of Class T ranked above its competitive median for 2010. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Class T was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Annual Report

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers and other key personnel and strategies for attracting and retaining non-investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) historical trends in Fidelity's realization of fall-out benefits; (vi) Fidelity's group fee structures and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and Fidelity's compliance practices with respect to performance adjustment calculations; (ix) the fee structures in place for certain other Fidelity clients; and (x) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expense ratios for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

EPG-UANN-0112
1.786679.108

(Fidelity Investment logo)(registered trademark)

Fidelity Advisor®
Equity Growth
Fund - Institutional Class

Annual Report

November 30, 2011

Contents

Chairman's Message	(Click Here)	The Chairman's message to shareholders.
Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_James_C_Curvey)

Dear Shareholder:

The unusually high level of volatility that global equity markets have experienced since early August continued through the end of November. Most major indexes were unable to gain much traction during this time frame, as concern about the sovereign debt crisis in Europe continued to overshadow strong corporate earnings and better-than-expected economic news. High-grade bonds, meanwhile, fared slightly better amid periodic flights to quality. Financial markets are difficult to predict, of course, but you can help put the odds in your favor by following these time-tested investment principles.

One of the basic tenets is to invest according to your time horizon. For long-term investors, riding out the markets' inevitable ups and downs has proven much more effective than making decisions based on short-term developments. If your goal is approaching, you can also benefit from patience and restraint, rather than attempting to time the market. No matter your time horizon, missing only a few of the markets' best days can significantly diminish returns. Patience also affords the benefits of compounding - earning interest on additional income or reinvested dividends and capital gains. While staying the course doesn't eliminate risk, it can considerably lessen the negative impact of short-term downturns.

Asset allocation is another principle to manage risk. As you spread your portfolio among the asset classes, be sure to consider your time horizon, risk tolerance and investment objectives. Younger investors may be better served by emphasizing equities, which historically have been the best-performing asset class over time. Investors who are nearing a specific goal, such as retirement or sending a child to college, may choose to favor bonds and other investments that have tended to be more stable. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. After deciding on a suitable allocation strategy, make sure your portfolio is adequately diversified, with exposure to stocks of small-, mid- and large-cap companies in a range of sectors, for example. And today, more than ever, geographic diversification should be taken into account.

Lastly, investing a certain amount of money on a regular basis - a principle known as dollar-cost averaging - can help lower the average cost of your purchases, while also giving you the discipline to avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to learn more by visiting us on the Internet, dropping by one of our Investor Centers or calling us by phone. It is our privilege to provide the resources you need to choose investments that are right for you.

Sincerely,

(The acting chairman's signature appears here.)

James C. Curvey
Acting Chairman

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended November 30, 2011	Past 1 year	Past 5 years	Past 10 years
Institutional Class	7.99%	1.56%	1.70%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Equity Growth Fund - Institutional Class on November 30, 2001. The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Growth Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks overcame a sharp summer drop to post solid gains for the year ending November 30, 2011. Bullishness in the first half of the period gave way to a sudden reversal in July and August, as debate over the U.S. debt ceiling, a downgrade of the country's long-term sovereign credit rating and more debt woes in Europe led the S&P 500® Index to its worst calendar-quarter finish in almost three years. However, in October, a possible solution to the eurozone debt crisis and encouraging U.S. economic data fueled a rally that pushed the broad-based index up roughly 11%, its highest monthly return since December 1991. Although a Congressional stalemate over deficit reductions kept volatility alive in November, the S&P 500® finished the year up 7.83%, while the blue-chip Dow Jones Industrial AverageSM added 12.39% and the technology-heavy Nasdaq Composite® Index rose 5.93%. Within the S&P 500®, sector performance was mixed, with financials (-10%) struggling, while the defensive utilities (+20%) and consumer staples (+16%) segments fared best. Small and mid-sized stocks posted more-modest gains than their large-cap counterparts, with the Russell 2000® and Russell Midcap® indexes adding 2.75% and 5.39%, respectively. Uncertainty in Europe hurt foreign developed-markets stocks, as the MSCI® EAFE® (Europe, Australasia, Far East) Index fell 4.01%.

Comments from Jason Weiner, Portfolio Manager of Fidelity Advisor® Equity Growth Fund: For the year, the fund's Institutional Class shares advanced 7.99%, compared with a gain of 8.32% for the Russell 3000® Growth Index. Security selection in energy, positioning in financials and an underweighting in consumer staples hurt. Not having a stake in tech giant and benchmark heavyweight International Business Machines, which produced a strong double-digit gain during the period, was the biggest individual detractor. Holdings in Green Mountain Coffee Roasters, maker of Keurig® single-cup coffee systems, WebMD Health, which provides health information services, and energy giant Halliburton also hampered results. I sold WebMD by period end. On the flip side, a non-index stake in Valeant Pharmaceuticals International was the fund's top individual contributor. Shares of the Canadian drug company rose sharply, driven by strong earnings growth from its successful acquisition strategy. From a sector perspective, stock selection in consumer discretionary was the most additive. Within the group, the fund's overweighting in retailer Ulta Salon, Cosmetics & Fragrance was beneficial, as was not owning automaker Ford Motor, an index component. Aircraft components maker Goodrich helped yield excess returns within industrials.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2011 to November 30, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value June 1, 2011	Ending Account Value November 30, 2011	Expenses Paid During Period* June 1, 2011 to November 30, 2011
Class A	1.15%
Actual		$ 1,000.00	$ 923.60	$ 5.55
Hypothetical A		$ 1,000.00	$ 1,019.30	$ 5.82
Class T	1.32%
Actual		$ 1,000.00	$ 922.90	$ 6.36
Hypothetical A		$ 1,000.00	$ 1,018.45	$ 6.68
Class B	1.89%
Actual		$ 1,000.00	$ 920.30	$ 9.10
Hypothetical A		$ 1,000.00	$ 1,015.59	$ 9.55
Class C	1.88%
Actual		$ 1,000.00	$ 920.40	$ 9.05
Hypothetical A		$ 1,000.00	$ 1,015.64	$ 9.50
Institutional Class	.80%
Actual		$ 1,000.00	$ 925.30	$ 3.86
Hypothetical A		$ 1,000.00	$ 1,021.06	$ 4.05

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of November 30, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	8.0	5.9
Google, Inc. Class A	3.6	2.9
United Technologies Corp.	2.8	2.9
McDonald's Corp.	2.3	1.3
Oracle Corp.	2.1	2.0
QUALCOMM, Inc.	2.0	3.7
Accenture PLC Class A	2.0	1.5
Halliburton Co.	1.5	2.2
Occidental Petroleum Corp.	1.5	1.5
Danaher Corp.	1.5	1.1
	27.3
Top Five Market Sectors as of November 30, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	33.6	31.3
Consumer Discretionary	15.7	13.4
Industrials	15.2	17.0
Energy	10.0	14.1
Consumer Staples	8.1	4.0
Asset Allocation (% of fund's net assets)
As of November 30, 2011*		As of May 31, 2011**
	Stocks 98.7%		Stocks 98.3%
	Short-Term Investments and Net Other Assets 1.3%		Short-Term Investments and Net Other Assets 1.7%
* Foreign investments	15.6%	** Foreign investments	18.7%

Annual Report

Investments November 30, 2011

Showing Percentage of Net Assets

Common Stocks - 98.7%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 15.7%
Auto Components - 0.9%
Gentex Corp.	908,047	$ 26,769
Automobiles - 1.2%
Harley-Davidson, Inc.	599,140	22,030
Tesla Motors, Inc. (a)(d)	391,531	12,819
		34,849
Diversified Consumer Services - 0.3%
Anhanguera Educacional Participacoes SA	572,200	5,538
Kroton Educacional SA unit (a)	318,700	3,313
		8,851
Hotels, Restaurants & Leisure - 3.8%
Arcos Dorados Holdings, Inc.	74,200	1,626
Chipotle Mexican Grill, Inc. (a)	13,100	4,212
Dunkin' Brands Group, Inc. (a)	107,600	2,722
McDonald's Corp.	664,800	63,502
Starbucks Corp.	783,101	34,049
		106,111
Household Durables - 0.5%
Tupperware Brands Corp.	262,708	15,305
Internet & Catalog Retail - 1.2%
Amazon.com, Inc. (a)	173,480	33,358
Media - 0.5%
Discovery Communications, Inc. Class C (non-vtg.) (a)	335,509	12,696
Multiline Retail - 1.5%
Dollar General Corp. (a)	311,393	12,633
Dollar Tree, Inc. (a)	34,000	2,771
Dollarama, Inc.	566,945	22,190
Dollarama, Inc. (a)(e)	108,600	4,251
		41,845
Specialty Retail - 4.9%
AutoZone, Inc. (a)	42,600	13,989
Bed Bath & Beyond, Inc. (a)	280,679	16,984
GNC Holdings, Inc.	393,082	10,719
Home Depot, Inc.	237,400	9,311
Lowe's Companies, Inc.	509,254	12,227
Ross Stores, Inc.	238,358	21,235
TJX Companies, Inc.	298,741	18,432
Ulta Salon, Cosmetics & Fragrance, Inc. (a)	331,363	23,073
Vitamin Shoppe, Inc. (a)	358,403	13,193
		139,163
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Textiles, Apparel & Luxury Goods - 0.9%
Burberry Group PLC	134,892	$ 2,689
NIKE, Inc. Class B	183,389	17,638
Ralph Lauren Corp.	29,368	4,166
		24,493
TOTAL CONSUMER DISCRETIONARY		443,440
CONSUMER STAPLES - 8.1%
Beverages - 1.1%
The Coca-Cola Co.	457,359	30,748
Food & Staples Retailing - 0.6%
Chefs' Warehouse Holdings (a)	3,684	49
Costco Wholesale Corp.	58,500	4,990
Droga Raia SA	138,000	2,144
Drogasil SA	224,363	1,563
Whole Foods Market, Inc.	140,156	9,545
		18,291
Food Products - 1.5%
Green Mountain Coffee Roasters, Inc. (a)	437,367	22,931
Mead Johnson Nutrition Co. Class A	251,300	18,938
		41,869
Household Products - 1.3%
Colgate-Palmolive Co.	334,655	30,621
Procter & Gamble Co.	104,835	6,769
		37,390
Personal Products - 1.4%
Estee Lauder Companies, Inc. Class A	36,790	4,340
Herbalife Ltd.	633,602	35,038
		39,378
Tobacco - 2.2%
British American Tobacco PLC sponsored ADR	257,700	24,005
Philip Morris International, Inc.	489,400	37,312
		61,317
TOTAL CONSUMER STAPLES		228,993
ENERGY - 10.0%
Energy Equipment & Services - 5.9%
Baker Hughes, Inc.	510,352	27,870
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Energy Equipment & Services - continued
Cameron International Corp. (a)	226,200	$ 12,213
Dresser-Rand Group, Inc. (a)	267,704	13,939
Halliburton Co.	1,169,736	43,046
National Oilwell Varco, Inc.	214,400	15,372
Oceaneering International, Inc.	412,732	19,630
Schlumberger Ltd.	338,316	25,485
Transocean Ltd. (United States)	180,600	7,739
		165,294
Oil, Gas & Consumable Fuels - 4.1%
Anadarko Petroleum Corp.	124,719	10,136
Apache Corp.	80,522	8,007
Atlas Pipeline Partners, LP	336,396	11,707
Concho Resources, Inc. (a)	146,287	14,866
Kosmos Energy Ltd.	598,898	8,067
Noble Energy, Inc.	103,700	10,203
Occidental Petroleum Corp.	414,973	41,041
Pioneer Natural Resources Co.	59,200	5,597
Whiting Petroleum Corp. (a)	138,199	6,428
		116,052
TOTAL ENERGY		281,346
FINANCIALS - 3.5%
Capital Markets - 1.9%
BlackRock, Inc. Class A	107,302	18,460
Charles Schwab Corp.	675,501	8,079
GP Investments Ltd. (depositary receipt) (a)	1,062,875	2,351
Invesco Ltd.	915,428	18,537
JMP Group, Inc.	83,977	595
Noah Holdings Ltd. sponsored ADR (d)	511,750	4,288
		52,310
Consumer Finance - 0.2%
Mahindra & Mahindra Financial Services Ltd.	105,498	1,415
Shriram Transport Finance Co. Ltd.	565,660	5,537
		6,952
Diversified Financial Services - 0.9%
CME Group, Inc.	105,681	26,344
Real Estate Investment Trusts - 0.2%
Public Storage	36,170	4,771
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Real Estate Management & Development - 0.3%
BR Malls Participacoes SA	726,800	$ 7,359
TOTAL FINANCIALS		97,736
HEALTH CARE - 4.3%
Biotechnology - 0.8%
Amarin Corp. PLC ADR (a)	443,500	3,096
Amgen, Inc.	139,500	8,078
Biogen Idec, Inc. (a)	91,521	10,520
		21,694
Health Care Equipment & Supplies - 0.4%
Edwards Lifesciences Corp. (a)	98,200	6,484
The Cooper Companies, Inc.	74,000	4,533
		11,017
Health Care Providers & Services - 0.2%
VCA Antech, Inc. (a)	342,520	6,734
Pharmaceuticals - 2.9%
Aegerion Pharmaceuticals, Inc. (a)	98,500	1,579
Allergan, Inc.	199,672	16,717
AVANIR Pharmaceuticals Class A (a)	229,800	565
Novo Nordisk A/S Series B	168,197	19,096
Perrigo Co.	47,433	4,644
Valeant Pharmaceuticals International, Inc. (Canada)	814,754	37,704
		80,305
TOTAL HEALTH CARE		119,750
INDUSTRIALS - 15.2%
Aerospace & Defense - 5.7%
Esterline Technologies Corp. (a)	169,661	9,140
Honeywell International, Inc.	395,965	21,442
Precision Castparts Corp.	235,347	38,773
TransDigm Group, Inc. (a)	137,194	13,228
United Technologies Corp.	1,025,112	78,524
		161,107
Air Freight & Logistics - 0.2%
United Parcel Service, Inc. Class B	63,779	4,576
Building Products - 0.1%
A.O. Smith Corp.	86,777	3,407
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Commercial Services & Supplies - 0.6%
Cintas Corp.	301,766	$ 9,174
KAR Auction Services, Inc. (a)	350,785	4,609
Waste Connections, Inc.	93,024	3,048
		16,831
Electrical Equipment - 3.1%
AMETEK, Inc.	177,148	7,589
Emerson Electric Co.	660,900	34,532
Polypore International, Inc. (a)	348,159	17,077
Regal-Beloit Corp.	136,800	7,204
Roper Industries, Inc.	249,066	21,218
		87,620
Industrial Conglomerates - 1.5%
Danaher Corp.	845,065	40,884
Machinery - 1.5%
CLARCOR, Inc.	380,070	18,403
Flowserve Corp.	53,900	5,539
Ingersoll-Rand PLC	546,545	18,102
		42,044
Professional Services - 1.4%
Advisory Board Co. (a)	137,209	9,931
IHS, Inc. Class A (a)	165,827	14,656
Qualicorp SA	463,300	3,907
Robert Half International, Inc.	372,200	9,860
		38,354
Trading Companies & Distributors - 1.1%
Mills Estruturas e Servicos de Engenharia SA	323,700	2,864
MSC Industrial Direct Co., Inc. Class A	52,500	3,650
W.W. Grainger, Inc.	136,362	25,486
		32,000
TOTAL INDUSTRIALS		426,823
INFORMATION TECHNOLOGY - 33.6%
Communications Equipment - 2.0%
QUALCOMM, Inc.	1,036,113	56,779
Computers & Peripherals - 9.1%
Apple, Inc. (a)	591,589	226,112
EMC Corp. (a)	489,475	11,263
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Computers & Peripherals - continued
OCZ Technology Group, Inc. (a)(d)	296,568	$ 2,073
SanDisk Corp. (a)	340,885	16,809
		256,257
Electronic Equipment & Components - 0.1%
Universal Display Corp. (a)	32,450	1,264
Internet Software & Services - 6.8%
Baidu.com, Inc. sponsored ADR (a)	130,295	17,067
Dice Holdings, Inc. (a)	597,771	4,645
eBay, Inc. (a)	499,098	14,768
Google, Inc. Class A (a)	171,263	102,653
KIT Digital, Inc. (a)(d)	1,113,922	9,936
MercadoLibre, Inc.	80,100	7,024
Responsys, Inc.	339,527	2,832
SPS Commerce, Inc. (a)	66,800	1,566
Velti PLC (a)	968,841	7,169
VeriSign, Inc.	700,957	23,538
		191,198
IT Services - 3.8%
Accenture PLC Class A	967,699	56,059
Cognizant Technology Solutions Corp. Class A (a)	382,394	25,754
Fidelity National Information Services, Inc.	256,962	6,190
Heartland Payment Systems, Inc.	516,506	11,647
MasterCard, Inc. Class A	18,200	6,817
		106,467
Semiconductors & Semiconductor Equipment - 1.7%
ARM Holdings PLC sponsored ADR	503,534	14,235
ASML Holding NV	172,900	6,835
Avago Technologies Ltd.	289,880	8,673
Broadcom Corp. Class A	381,123	11,565
Linear Technology Corp.	236,700	7,250
		48,558
Software - 10.1%
ANSYS, Inc. (a)	231,794	14,364
Ariba, Inc. (a)	1,203,047	36,512
Check Point Software Technologies Ltd. (a)	365,100	20,205
Citrix Systems, Inc. (a)	519,833	37,111
Computer Modelling Group Ltd.	385,100	5,399
Concur Technologies, Inc. (a)	62,490	2,951
Electronic Arts, Inc. (a)	625,507	14,506
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Software - continued
Intuit, Inc.	415,091	$ 22,099
Kingdee International Software Group Co. Ltd.	8,365,600	2,846
Mitek Systems, Inc. (a)	10,776	79
Oracle Corp.	1,892,813	59,340
RealPage, Inc. (a)	229,773	5,751
Red Hat, Inc. (a)	232,200	11,629
salesforce.com, Inc. (a)	218,373	25,860
SolarWinds, Inc. (a)	324,989	10,656
VMware, Inc. Class A (a)	162,848	15,744
		285,052
TOTAL INFORMATION TECHNOLOGY		945,575
MATERIALS - 5.7%
Chemicals - 3.7%
Balchem Corp.	36,103	1,498
CF Industries Holdings, Inc.	84,250	11,778
Ecolab, Inc. (d)	223,400	12,738
FMC Corp.	194,300	16,306
Monsanto Co.	224,019	16,454
Praxair, Inc.	200,800	20,482
Sherwin-Williams Co.	36,200	3,143
The Mosaic Co.	217,873	11,495
W.R. Grace & Co. (a)	257,476	10,729
		104,623
Metals & Mining - 2.0%
Iluka Resources Ltd.	132,123	2,132
Kenmare Resources PLC (a)	4,316,151	2,405
Mirabela Nickel Ltd. (a)	2,906,425	4,644
Newmont Mining Corp.	526,221	36,246
Walter Energy, Inc.	163,100	11,694
		57,121
TOTAL MATERIALS		161,744
TELECOMMUNICATION SERVICES - 2.0%
Wireless Telecommunication Services - 2.0%
American Tower Corp. Class A	365,017	21,536
Common Stocks - continued
	Shares	Value (000s)
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - continued
SBA Communications Corp. Class A (a)	256,488	$ 10,488
TIM Participacoes SA sponsored ADR (d)	1,032,874	24,593
		56,617
UTILITIES - 0.6%
Gas Utilities - 0.6%
ONEOK, Inc.	200,915	16,708
TOTAL COMMON STOCKS (Cost $2,491,537)		2,778,732
Money Market Funds - 2.1%

Fidelity Cash Central Fund, 0.11% (b)	44,901,074	44,901
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	15,388,002	15,388
TOTAL MONEY MARKET FUNDS (Cost $60,289)		60,289
TOTAL INVESTMENT PORTFOLIO - 100.8% (Cost $2,551,826)		2,839,021
NET OTHER ASSETS (LIABILITIES) - (0.8)%		(23,523)
NET ASSETS - 100%		$ 2,815,498
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $4,251,000 or 0.2% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 66
Fidelity Securities Lending Cash Central Fund	501
Total	$ 567
Other Information

The following is a summary of the inputs used, as of November 30, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 443,440	$ 443,440	$ -	$ -
Consumer Staples	228,993	228,993	-	-
Energy	281,346	281,346	-	-
Financials	97,736	90,784	6,952	-
Health Care	119,750	100,654	19,096	-
Industrials	426,823	426,823	-	-
Information Technology	945,575	942,729	2,846	-
Materials	161,744	154,968	6,776	-
Telecommunication Services	56,617	56,617	-	-
Utilities	16,708	16,708	-	-
Money Market Funds	60,289	60,289	-	-
Total Investments in Securities:	$ 2,839,021	$ 2,803,351	$ 35,670	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	84.4%
Ireland	2.7%
Canada	2.5%
Cayman Islands	2.0%
Brazil	1.8%
United Kingdom	1.6%
Bermuda	1.1%
Others (Individually Less Than 1%)	3.9%
100.0%
Income Tax Information

At November 30, 2011, the Fund had a capital loss carryforward of approximately $1,156,742,000 of which $298,159,000 and $858,583,000 will expire in fiscal 2016 and 2017, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	November 30, 2011

Assets
Investment in securities, at value (including securities loaned of $15,414) - See accompanying schedule: Unaffiliated issuers (cost $2,491,537)	$ 2,778,732
Fidelity Central Funds (cost $60,289)	60,289
Total Investments (cost $2,551,826)		$ 2,839,021
Foreign currency held at value (cost $1)		1
Receivable for investments sold		11,411
Receivable for fund shares sold		808
Dividends receivable		3,325
Distributions receivable from Fidelity Central Funds		56
Prepaid expenses		10
Other receivables		162
Total assets		2,854,794

Liabilities
Payable for investments purchased	$ 13,463
Payable for fund shares redeemed	7,588
Accrued management fee	1,310
Distribution and service plan fees payable	741
Other affiliated payables	618
Other payables and accrued expenses	188
Collateral on securities loaned, at value	15,388
Total liabilities		39,296

Net Assets		$ 2,815,498
Net Assets consist of:
Paid in capital		$ 3,692,915
Accumulated net investment loss		(138)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,164,474)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		287,195
Net Assets		$ 2,815,498

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2011

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($608,910 ÷ 11,159.6 shares)	$ 54.56

Maximum offering price per share (100/94.25 of $54.56)	$ 57.89
Class T: Net Asset Value and redemption price per share ($1,139,481 ÷ 20,999.9 shares)	$ 54.26

Maximum offering price per share (100/96.50 of $54.26)	$ 56.23
Class B: Net Asset Value and offering price per share ($34,879 ÷ 709.4 shares)A	$ 49.17

Class C: Net Asset Value and offering price per share ($135,655 ÷ 2,715.2 shares)A	$ 49.96

Institutional Class: Net Asset Value, offering price and redemption price per share ($896,573 ÷ 15,394.6 shares)	$ 58.24

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended November 30, 2011

Investment Income
Dividends		$ 31,763
Income from Fidelity Central Funds		567
Total income		32,330

Expenses
Management fee	$ 16,929
Transfer agent fees	7,148
Distribution and service plan fees	9,949
Accounting and security lending fees	899
Custodian fees and expenses	93
Independent trustees' compensation	18
Registration fees	104
Audit	66
Legal	18
Interest	1
Miscellaneous	33
Total expenses before reductions	35,258
Expense reductions	(167)	35,091
Net investment income (loss)		(2,761)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	412,145
Foreign currency transactions	(974)
Total net realized gain (loss)		411,171
Change in net unrealized appreciation (depreciation) on: Investment securities	(176,812)
Assets and liabilities in foreign currencies	18
Total change in net unrealized appreciation (depreciation)		(176,794)
Net gain (loss)		234,377
Net increase (decrease) in net assets resulting from operations		$ 231,616

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2011	Year ended November 30, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (2,761)	$ (9,496)
Net realized gain (loss)	411,171	336,407
Change in net unrealized appreciation (depreciation)	(176,794)	238,816
Net increase (decrease) in net assets resulting from operations	231,616	565,727
Distributions to shareholders from net realized gain	(4,514)	-
Share transactions - net increase (decrease)	(463,674)	(617,327)
Total increase (decrease) in net assets	(236,572)	(51,600)

Net Assets
Beginning of period	3,052,070	3,103,670
End of period (including accumulated net investment loss of $138 and accumulated net investment loss of $144, respectively)	$ 2,815,498	$ 3,052,070

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 50.75	$ 42.07	$ 34.36	$ 64.24	$ 51.56
Income from Investment Operations
Net investment income (loss) C	(.04)	(.14)	(.01)	.11	(.13)
Net realized and unrealized gain (loss)	3.90	8.82	7.79	(29.99)	12.81
Total from investment operations	3.86	8.68	7.78	(29.88)	12.68
Distributions from net investment income	-	-	(.06)	-	-
Distributions from net realized gain	(.05)	-	(.02)	-	-
Total distributions	(.05)	-	(.07) G	-	-
Net asset value, end of period	$ 54.56	$ 50.75	$ 42.07	$ 34.36	$ 64.24
Total Return A,B	7.61%	20.63%	22.71%	(46.51)%	24.59%
Ratios to Average Net Assets D,F
Expenses before reductions	1.15%	1.16%	1.19%	1.16%	1.14%
Expenses net of fee waivers, if any	1.15%	1.16%	1.19%	1.16%	1.14%
Expenses net of all reductions	1.14%	1.15%	1.18%	1.15%	1.13%
Net investment income (loss)	(.08)%	(.31)%	(.04)%	.21%	(.22)%
Supplemental Data
Net assets, end of period (in millions)	$ 609	$ 636	$ 640	$ 628	$ 1,232
Portfolio turnover rate E	70%	71%	135%	164%	112%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $.07 per share is comprised of distributions from net investment income of $.059 and distributions from net realized gain of $.015 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 50.51	$ 41.94	$ 34.25	$ 64.15	$ 51.57
Income from Investment Operations
Net investment income (loss) C	(.14)	(.22)	(.09)	.02	(.23)
Net realized and unrealized gain (loss)	3.89	8.79	7.78	(29.92)	12.81
Total from investment operations	3.75	8.57	7.69	(29.90)	12.58
Net asset value, end of period	$ 54.26	$ 50.51	$ 41.94	$ 34.25	$ 64.15
Total Return A,B	7.42%	20.43%	22.45%	(46.61)%	24.39%
Ratios to Average Net Assets D,F
Expenses before reductions	1.32%	1.34%	1.39%	1.33%	1.32%
Expenses net of fee waivers, if any	1.32%	1.34%	1.39%	1.33%	1.32%
Expenses net of all reductions	1.31%	1.33%	1.39%	1.32%	1.31%
Net investment income (loss)	(.25)%	(.48)%	(.24)%	.04%	(.40)%
Supplemental Data
Net assets, end of period (in millions)	$ 1,139	$ 1,246	$ 1,268	$ 1,274	$ 2,786
Portfolio turnover rate E	70%	71%	135%	164%	112%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 46.04	$ 38.45	$ 31.57	$ 59.47	$ 48.10
Income from Investment Operations
Net investment income (loss) C	(.42)	(.44)	(.26)	(.28)	(.52)
Net realized and unrealized gain (loss)	3.55	8.03	7.14	(27.62)	11.89
Total from investment operations	3.13	7.59	6.88	(27.90)	11.37
Net asset value, end of period	$ 49.17	$ 46.04	$ 38.45	$ 31.57	$ 59.47
Total Return A,B	6.80%	19.74%	21.79%	(46.91)%	23.64%
Ratios to Average Net Assets D,F
Expenses before reductions	1.90%	1.91%	1.94%	1.91%	1.92%
Expenses net of fee waivers, if any	1.90%	1.91%	1.94%	1.91%	1.92%
Expenses net of all reductions	1.90%	1.91%	1.93%	1.90%	1.91%
Net investment income (loss)	(.83)%	(1.06)%	(.79)%	(.54)%	(1.01)%
Supplemental Data
Net assets, end of period (in millions)	$ 35	$ 54	$ 70	$ 91	$ 287
Portfolio turnover rate E	70%	71%	135%	164%	112%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 46.77	$ 39.05	$ 32.06	$ 60.41	$ 48.85
Income from Investment Operations
Net investment income (loss) C	(.41)	(.44)	(.26)	(.27)	(.53)
Net realized and unrealized gain (loss)	3.60	8.16	7.25	(28.08)	12.09
Total from investment operations	3.19	7.72	6.99	(28.35)	11.56
Net asset value, end of period	$ 49.96	$ 46.77	$ 39.05	$ 32.06	$ 60.41
Total Return A,B	6.82%	19.77%	21.80%	(46.93)%	23.66%
Ratios to Average Net Assets D,F
Expenses before reductions	1.88%	1.90%	1.94%	1.90%	1.90%
Expenses net of fee waivers, if any	1.88%	1.90%	1.94%	1.90%	1.90%
Expenses net of all reductions	1.87%	1.90%	1.93%	1.89%	1.89%
Net investment income (loss)	(.81)%	(1.05)%	(.79)%	(.53)%	(.99)%
Supplemental Data
Net assets, end of period (in millions)	$ 136	$ 143	$ 142	$ 141	$ 313
Portfolio turnover rate E	70%	71%	135%	164%	112%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 54.14	$ 44.71	$ 36.61	$ 68.21	$ 54.76
Income from Investment Operations
Net investment income (loss) B	.16	.02	.12	.32	.08
Net realized and unrealized gain (loss)	4.16	9.41	8.27	(31.92)	13.59
Total from investment operations	4.32	9.43	8.39	(31.60)	13.67
Distributions from net investment income	-	-	(.27)	-	(.22)
Distributions from net realized gain	(.22)	-	(.02)	-	-
Total distributions	(.22)	-	(.29) F	-	(.22)
Net asset value, end of period	$ 58.24	$ 54.14	$ 44.71	$ 36.61	$ 68.21
Total Return A	7.99%	21.09%	23.11%	(46.33)%	25.06%
Ratios to Average Net Assets C,E
Expenses before reductions	.80%	.80%	.85%	.80%	.79%
Expenses net of fee waivers, if any	.80%	.80%	.85%	.80%	.79%
Expenses net of all reductions	.79%	.80%	.84%	.79%	.78%
Net investment income (loss)	.27%	.05%	.30%	.57%	.12%
Supplemental Data
Net assets, end of period (in millions)	$ 897	$ 973	$ 983	$ 934	$ 1,496
Portfolio turnover rate D	70%	71%	135%	164%	112%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Total distributions of $.29 per share is comprised of distributions from net investment income of $.274 and distributions from net realized gain of $.015 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2011

(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor Equity Growth Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of November 30, 2011, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of November 30, 2011, the Fund did not have any unrecognized tax benefits in the financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 438,172
Gross unrealized depreciation	(159,214)
Net unrealized appreciation (depreciation) on securities and other investments	$ 278,958

Tax Cost	$ 2,560,063

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 6,077
Capital loss carryforward	$ (1,156,742)
Net unrealized appreciation (depreciation)	$ 278,958

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the Act), the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund's first fiscal year end subject to the Act will be November 30, 2012.

The tax character of distributions paid was as follows:

	November 30, 2011	November 30, 2010
Ordinary Income	$ 4,514	$ -

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

New Accounting Pronouncement - continued

beginning after December 15, 2011. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $2,092,022 and $2,498,865, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services.

For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 1,665	$ 35
Class T	.25%	.25%	6,349	41
Class B	.75%	.25%	456	345
Class C	.75%	.25%	1,479	56
			$ 9,949	$ 477

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B, 1.00% for Class C, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 85
Class T	34
Class B*	73
Class C*	4
$ 196

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 2,005.30
Class T	2,772.22
Class B	138.30
Class C	410.28
Institutional Class	1,823.20
	$ 7,148

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $35 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 7,131.42%		$ 1

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which

Annual Report

7. Committed Line of Credit - continued

amounted to $9 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $2,534. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $501, including $27 from securities loaned to FCM.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $167 for the period.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2011	2010
From net realized gain
Class A	$ 667	$ -
Institutional Class	3,847	-
Total	$ 4,514	$ -

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2011	2010	2011	2010
Class A
Shares sold	1,835	2,334	$ 102,516	$ 106,444
Reinvestment of distributions	11	-	602	-
Shares redeemed	(3,210)	(5,027)	(178,862)	(226,020)
Net increase (decrease)	(1,364)	(2,693)	$ (75,744)	$ (119,576)
Class T
Shares sold	3,104	3,218	$ 172,144	$ 145,219
Shares redeemed	(6,777)	(8,777)	(374,459)	(394,841)
Net increase (decrease)	(3,673)	(5,559)	$ (202,315)	$ (249,622)
Class B
Shares sold	16	101	$ 823	$ 4,111
Shares redeemed	(483)	(755)	(24,437)	(31,230)
Net increase (decrease)	(467)	(654)	$ (23,614)	$ (27,119)
Class C
Shares sold	285	222	$ 14,713	$ 9,269
Shares redeemed	(638)	(787)	(32,456)	(32,956)
Net increase (decrease)	(353)	(565)	$ (17,743)	$ (23,687)
Institutional Class
Shares sold	3,619	3,486	$ 214,383	$ 165,964
Reinvestment of distributions	54	-	3,064	-
Shares redeemed	(6,244)	(7,512)	(361,705)	(363,287)
Net increase (decrease)	(2,571)	(4,026)	$ (144,258)	$ (197,323)

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Equity Growth Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Equity Growth Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments, as of November 30, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2011, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Equity Growth Fund as of November 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 17, 2012

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 226 funds advised by FMR or an affiliate. Mr. Curvey oversees 429 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (58)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (67)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Robert W. Selander (61)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (67)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (61)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

Trustees and Officers - continued

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (42)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (46)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (47)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (53)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (64)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (50)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Joseph F. Zambello (54)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (44)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President and Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II (2011-present), Assistant Treasurer of other Fidelity funds (2010-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (53)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Advisor Equity Growth Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Institutional Class	12/19/11	12/16/11	$0.32

Institutional Class designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Institutional Class designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h) (11) of the Internal Revenue Code.

The fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Equity Growth Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2011 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has devoted increased resources to non-U.S. offices. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and enhancers. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools which permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in their deliberations, the Board considered the Investment Advisers' trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers, with 35 new branches opening since 2010.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) rationalizing product lines through the mergers of six funds into other funds; (iii) continuing to migrate the Freedom Funds to dedicated lower cost underlying funds; (iv) obtaining shareholder approval to broaden the investment strategies for Fidelity Consumer Finance Portfolio, Fidelity Emerging Asia Fund, and Fidelity Environment and Alternative Energy Portfolio; (v) contractually agreeing to reduce the management fees and impose other expense limitations on Spartan 500 Index Fund and U.S. Bond Index Fund in connection with launching new institutional classes of these funds; (vi) changing the name, primary and supplemental benchmarks, and investment policies of Fidelity Global Strategies Fund to support the fund's flexible investment mandate and global orientation; and (vii) reducing the transfer agency account fee rates on certain accounts.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a custom peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2010, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a custom peer group of mutual funds defined by FMR based on categories assigned by Morningstar, Inc. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated. The fund's custom peer group, defined by FMR, is a peer group that FMR believes provides a more meaningful performance comparison than the peer group assigned by Morningstar, Inc., which assigns mutual funds to categories based on their investment styles as measured by their underlying portfolio holdings.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor Equity Growth Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Institutional Class (Class I) of the fund was in the first quartile for the one-year period, the fourth quartile for the three-year period, and the third quartile for the five-year period. The Board also noted that the investment performance of the fund was lower than its benchmark for the three- and five-year periods, although the one-year total return of Institutional Class (Class I) compared favorably to its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Fidelity Advisor Equity Growth Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2010.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, and Institutional Class ranked below its competitive median for 2010 and the total expense ratio of Class T ranked above its competitive median for 2010. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Class T was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Annual Report

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers and other key personnel and strategies for attracting and retaining non-investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) historical trends in Fidelity's realization of fall-out benefits; (vi) Fidelity's group fee structures and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and Fidelity's compliance practices with respect to performance adjustment calculations; (ix) the fee structures in place for certain other Fidelity clients; and (x) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expense ratios for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

EPGI-UANN-0112
1.786680.108

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®
Equity Income
Fund - Class A, Class T, Class B and Class C

Annual Report

November 30, 2011

Contents

Chairman's Message	(Click Here)	The Chairman's message to shareholders.
Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_James_C_Curvey)

Dear Shareholder:

The unusually high level of volatility that global equity markets have experienced since early August continued through the end of November. Most major indexes were unable to gain much traction during this time frame, as concern about the sovereign debt crisis in Europe continued to overshadow strong corporate earnings and better-than-expected economic news. High-grade bonds, meanwhile, fared slightly better amid periodic flights to quality. Financial markets are difficult to predict, of course, but you can help put the odds in your favor by following these time-tested investment principles.

One of the basic tenets is to invest according to your time horizon. For long-term investors, riding out the markets' inevitable ups and downs has proven much more effective than making decisions based on short-term developments. If your goal is approaching, you can also benefit from patience and restraint, rather than attempting to time the market. No matter your time horizon, missing only a few of the markets' best days can significantly diminish returns. Patience also affords the benefits of compounding - earning interest on additional income or reinvested dividends and capital gains. While staying the course doesn't eliminate risk, it can considerably lessen the negative impact of short-term downturns.

Asset allocation is another principle to manage risk. As you spread your portfolio among the asset classes, be sure to consider your time horizon, risk tolerance and investment objectives. Younger investors may be better served by emphasizing equities, which historically have been the best-performing asset class over time. Investors who are nearing a specific goal, such as retirement or sending a child to college, may choose to favor bonds and other investments that have tended to be more stable. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. After deciding on a suitable allocation strategy, make sure your portfolio is adequately diversified, with exposure to stocks of small-, mid- and large-cap companies in a range of sectors, for example. And today, more than ever, geographic diversification should be taken into account.

Lastly, investing a certain amount of money on a regular basis - a principle known as dollar-cost averaging - can help lower the average cost of your purchases, while also giving you the discipline to avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to learn more by visiting us on the Internet, dropping by one of our Investor Centers or calling us by phone. It is our privilege to provide the resources you need to choose investments that are right for you.

Sincerely,

(The acting chairman's signature appears here.)

James C. Curvey
Acting Chairman

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended November 30, 2011	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	1.09%	-3.98%	2.25%
Class T (incl. 3.50% sales charge)	3.28%	-3.72%	2.28%
Class B (incl. contingent deferred sales charge) A	1.43%	-3.92%	2.27%
Class C (incl. contingent deferred sales charge) B	5.40%	-3.57%	2.06%

A Class B shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

B Class C shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Equity Income Fund - Class A on November 30, 2001, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks overcame a sharp summer drop to post solid gains for the year ending November 30, 2011. Bullishness in the first half of the period gave way to a sudden reversal in July and August, as debate over the U.S. debt ceiling, a downgrade of the country's long-term sovereign credit rating and more debt woes in Europe led the S&P 500® Index to its worst calendar-quarter finish in almost three years. However, in October, a possible solution to the eurozone debt crisis and encouraging U.S. economic data fueled a rally that pushed the broad-based index up roughly 11%, its highest monthly return since December 1991. Although a Congressional stalemate over deficit reductions kept volatility alive in November, the S&P 500® finished the year up 7.83%, while the blue-chip Dow Jones Industrial AverageSM added 12.39% and the technology-heavy Nasdaq Composite® Index rose 5.93%. Within the S&P 500®, sector performance was mixed, with financials (-10%) struggling, while the defensive utilities (+20%) and consumer staples (+16%) segments fared best. Small and mid-sized stocks posted more-modest gains than their large-cap counterparts, with the Russell 2000® and Russell Midcap® indexes adding 2.75% and 5.39%, respectively. Uncertainty in Europe hurt foreign developed-markets stocks, as the MSCI® EAFE® (Europe, Australasia, Far East) Index fell 4.01%.

Comments from James Morrow, Lead Portfolio Manager of Fidelity Advisor® Equity Income Fund: For the year, the fund's Class A, Class T, Class B and Class C shares returned 7.25%, 7.02%, 6.43% and 6.40%, respectively (excluding sales charges), ahead of the Russell 3000® Value Index, which returned 5.72%. Good positioning in consumer staples and industrials helped, as did favorable security selection in financials, most notably common shares of Bank of America and Citigroup, both since sold from the fund, although, at period end, the fund did own a small preferred stock position in Citigroup. In contrast, industry positioning within consumer discretionary hurt, as did security selection in energy. On an individual basis, two out-of-benchmark U.K.-based stocks the fund owned - pharmaceuticals firm GlaxoSmithKline and tobacco manufacturer British American Tobacco - outperformed, as did technology giant International Business Machines, not in the index. On the negative side, diversified financials firms JPMorgan Chase and Morgan Stanley both lagged in the very challenging market environment. Another detractor was semiconductor maker Intel. The fund lacked a position in this index component for much of the year - including at period end - but strong earnings growth lifted its shares, and not owning more hurt performance.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2011 to November 30, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value June 1, 2011	Ending Account Value November 30, 2011	Expenses Paid During Period* June 1, 2011 to November 30, 2011
Class A	1.04%
Actual		$ 1,000.00	$ 907.40	$ 4.97
HypotheticalA		$ 1,000.00	$ 1,019.85	$ 5.27
Class T	1.22%
Actual		$ 1,000.00	$ 906.20	$ 5.83
HypotheticalA		$ 1,000.00	$ 1,018.95	$ 6.17
Class B	1.80%
Actual		$ 1,000.00	$ 903.90	$ 8.59
HypotheticalA		$ 1,000.00	$ 1,016.04	$ 9.10
Class C	1.79%
Actual		$ 1,000.00	$ 903.90	$ 8.54
HypotheticalA		$ 1,000.00	$ 1,016.09	$ 9.05
Institutional Class	.74%
Actual		$ 1,000.00	$ 908.40	$ 3.54
HypotheticalA		$ 1,000.00	$ 1,021.36	$ 3.75

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of November 30, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Chevron Corp.	4.2	3.7
Wells Fargo & Co.	3.3	3.1
JPMorgan Chase & Co.	3.2	4.0
Pfizer, Inc.	3.1	2.7
Procter & Gamble Co.	2.6	2.2
Merck & Co., Inc.	2.2	2.1
General Electric Co.	2.0	1.8
AT&T, Inc.	2.0	3.2
Cisco Systems, Inc.	1.8	0.3
Royal Dutch Shell PLC Class A sponsored ADR	1.8	1.1
	26.2
Top Five Market Sectors as of November 30, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	20.8	25.7
Health Care	13.5	12.1
Energy	12.0	11.6
Information Technology	11.4	6.6
Consumer Staples	11.3	10.9
Asset Allocation (% of fund's net assets)
As of November 30, 2011*		As of May 31, 2011**
	Stocks and Investment Companies 94.9%		Stocks 92.6%
	Bonds 0.5%		Bonds 0.6%
	Convertible Securities 3.7%		Convertible Securities 4.1%
	Other Investments 0.1%		Other Investments 0.0%
	Short-Term Investments and Net Other Assets 0.8%		Short-Term Investments and Net Other Assets 2.7%
* Foreign investments	18.8%	** Foreign investments	18.9%

Annual Report

Investments November 30, 2011

Showing Percentage of Net Assets

Common Stocks - 92.8%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 6.7%
Auto Components - 0.1%
Autoliv, Inc.	51,100	$ 2,723
Automobiles - 0.0%
Winnebago Industries, Inc. (a)	63,100	406
Distributors - 0.3%
Li & Fung Ltd.	2,788,000	5,793
Hotels, Restaurants & Leisure - 0.1%
Einstein Noah Restaurant Group, Inc.	145,134	1,997
Household Durables - 0.7%
KB Home	194,318	1,428
Lennar Corp. Class A	354,400	6,525
PulteGroup, Inc. (a)	676,200	4,132
Whirlpool Corp.	39,883	1,957
		14,042
Leisure Equipment & Products - 0.2%
Hasbro, Inc.	84,334	3,020
Media - 3.1%
Comcast Corp. Class A	1,350,200	30,609
Interpublic Group of Companies, Inc.	372,623	3,495
The Walt Disney Co.	48,300	1,732
Time Warner, Inc.	767,809	26,735
		62,571
Multiline Retail - 1.2%
Macy's, Inc.	142,680	4,613
Target Corp.	382,167	20,140
		24,753
Specialty Retail - 0.9%
Best Buy Co., Inc.	326,744	8,851
Destination Maternity Corp.	9,084	133
Lowe's Companies, Inc.	315,000	7,563
OfficeMax, Inc. (a)	213,300	992
		17,539
Textiles, Apparel & Luxury Goods - 0.1%
VF Corp.	21,204	2,941
TOTAL CONSUMER DISCRETIONARY		135,785
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - 11.3%
Beverages - 1.9%
Beam, Inc.	62,865	$ 3,302
PepsiCo, Inc.	552,765	35,377
		38,679
Food & Staples Retailing - 1.6%
CVS Caremark Corp.	47	2
Safeway, Inc.	215,097	4,302
Sysco Corp.	189,200	5,400
Wal-Mart Stores, Inc.	275,850	16,248
Walgreen Co.	187,123	6,310
		32,262
Food Products - 0.9%
Danone	205,120	13,519
Unilever NV (NY Reg.)	154,500	5,270
		18,789
Household Products - 3.7%
Kimberly-Clark Corp.	235,060	16,800
Procter & Gamble Co.	824,733	53,253
Reckitt Benckiser Group PLC	73,299	3,703
		73,756
Tobacco - 3.2%
Altria Group, Inc.	580,530	16,655
British American Tobacco PLC sponsored ADR	304,900	28,401
Lorillard, Inc.	45,518	5,081
Philip Morris International, Inc.	198,800	15,157
		65,294
TOTAL CONSUMER STAPLES		228,780
ENERGY - 11.6%
Energy Equipment & Services - 0.8%
BW Offshore Ltd.	1,088,100	1,707
Exterran Partners LP	112,285	2,438
Halliburton Co.	105,100	3,868
Noble Corp.	199,017	6,872
Trinidad Drilling Ltd.	291,300	2,273
		17,158
Oil, Gas & Consumable Fuels - 10.8%
Apache Corp.	100,500	9,994
ARC Resources Ltd. (d)	99,100	2,485
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
BP PLC sponsored ADR	309,187	$ 13,465
Buckeye Partners LP	31,750	2,026
Canadian Natural Resources Ltd.	110,900	4,165
Chevron Corp.	833,130	85,659
EXCO Resources, Inc. (d)	417,800	4,976
Exxon Mobil Corp.	201,372	16,198
Legacy Reserves LP	138,299	3,709
Penn West Petroleum Ltd.	444,800	8,164
Pioneer Southwest Energy Partners LP	52,298	1,590
Royal Dutch Shell PLC Class A sponsored ADR	508,100	35,567
Suncor Energy, Inc.	153,600	4,626
Total SA sponsored ADR (d)	400,400	20,717
Williams Companies, Inc.	168,900	5,452
		218,793
TOTAL ENERGY		235,951
FINANCIALS - 19.9%
Capital Markets - 3.1%
Apollo Global Management LLC Class A	145,416	1,821
Ashmore Group PLC	1,726,048	9,132
Bank of New York Mellon Corp.	408,688	7,953
Goldman Sachs Group, Inc.	127,496	12,222
KKR & Co. LP	611,857	7,850
Manning & Napier, Inc.	96,700	1,228
Morgan Stanley	980,301	14,499
The Blackstone Group LP	565,200	7,760
		62,465
Commercial Banks - 5.8%
BB&T Corp.	613,014	14,204
Comerica, Inc.	177,180	4,468
M&T Bank Corp.	107,307	7,831
Standard Chartered PLC (United Kingdom)	143,030	3,107
SunTrust Banks, Inc.	262,420	4,758
U.S. Bancorp	647,100	16,773
Wells Fargo & Co.	2,563,392	66,289
		117,430
Diversified Financial Services - 4.0%
JPMorgan Chase & Co.	2,110,347	65,357
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Diversified Financial Services - continued
KKR Financial Holdings LLC	1,178,836	$ 9,973
New Academy Holding Co. LLC unit (g)(h)	52,800	5,301
		80,631
Insurance - 3.9%
ACE Ltd.	200,500	13,941
AFLAC, Inc.	93,900	4,079
Berkshire Hathaway, Inc. Class B (a)	167,685	13,207
Everest Re Group Ltd.	132,100	11,589
Fidelity National Financial, Inc. Class A	334,214	5,304
Hanover Insurance Group, Inc.	120,230	4,338
MetLife, Inc.	301,300	9,485
MetLife, Inc. unit	55,500	3,387
Old Republic International Corp.	302,300	2,485
The Chubb Corp.	138,400	9,334
Validus Holdings Ltd.	103,500	3,114
		80,263
Real Estate Investment Trusts - 2.8%
American Capital Agency Corp.	262,412	7,529
Annaly Capital Management, Inc.	367,700	5,909
Brandywine Realty Trust (SBI)	391,100	3,406
Chimera Investment Corp. (d)	1,356,750	3,623
Digital Realty Trust, Inc. (d)	49,100	3,118
HCP, Inc.	198,338	7,666
Highwoods Properties, Inc. (SBI)	126,662	3,653
Omega Healthcare Investors, Inc.	190,600	3,417
Rayonier, Inc.	111,842	4,545
Two Harbors Investment Corp.	442,846	4,145
Ventas, Inc.	190,238	10,037
		57,048
Thrifts & Mortgage Finance - 0.3%
First Niagara Financial Group, Inc.	335,259	2,950
New York Community Bancorp, Inc.	295,267	3,555
		6,505
TOTAL FINANCIALS		404,342
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - 13.1%
Biotechnology - 1.1%
Amgen, Inc.	291,475	$ 16,879
PDL BioPharma, Inc. (d)	799,300	5,116
		21,995
Health Care Equipment & Supplies - 0.6%
Covidien PLC	184,800	8,418
Meridian Bioscience, Inc. (d)	154,800	2,961
		11,379
Health Care Providers & Services - 1.8%
Brookdale Senior Living, Inc. (a)	500,172	7,778
WellPoint, Inc.	415,700	29,328
		37,106
Pharmaceuticals - 9.6%
Abbott Laboratories	318,300	17,363
AstraZeneca PLC sponsored ADR (d)	104,100	4,787
GlaxoSmithKline PLC	550,277	12,199
Johnson & Johnson	438,303	28,367
Merck & Co., Inc.	1,276,191	45,624
Pfizer, Inc.	3,185,679	63,937
Roche Holding AG (participation certificate)	60,603	9,620
Sanofi-aventis	163,669	11,449
Teva Pharmaceutical Industries Ltd. sponsored ADR	52,100	2,064
		195,410
TOTAL HEALTH CARE		265,890
INDUSTRIALS - 8.9%
Aerospace & Defense - 1.8%
Honeywell International, Inc.	130,562	7,070
Lockheed Martin Corp.	126,200	9,863
Raytheon Co.	131,024	5,971
The Boeing Co.	92,100	6,326
United Technologies Corp.	90,587	6,939
		36,169
Air Freight & Logistics - 0.9%
C.H. Robinson Worldwide, Inc.	60,800	4,165
United Parcel Service, Inc. Class B	206,000	14,781
		18,946
Building Products - 0.0%
Lennox International, Inc.	31,000	1,027
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Commercial Services & Supplies - 1.2%
Avery Dennison Corp.	110,626	$ 2,900
Healthcare Services Group, Inc.	30,918	558
Intrum Justitia AB	245,798	3,942
Republic Services, Inc.	626,415	17,195
US Ecology, Inc.	24,209	446
		25,041
Construction & Engineering - 0.2%
Chiyoda Corp.	391,000	4,320
Industrial Conglomerates - 2.8%
General Electric Co.	2,614,519	41,597
Koninklijke Philips Electronics NV (depositary receipt) (NY Reg.)	757,250	15,395
		56,992
Machinery - 0.9%
Briggs & Stratton Corp.	277,552	4,183
Douglas Dynamics, Inc.	247,300	3,833
Harsco Corp.	47,600	982
Ingersoll-Rand PLC	212,100	7,025
Parker Hannifin Corp.	15,600	1,291
		17,314
Professional Services - 0.3%
Michael Page International PLC	869,091	5,242
Road & Rail - 0.7%
Union Pacific Corp.	143,710	14,861
Trading Companies & Distributors - 0.1%
Watsco, Inc.	23,589	1,498
TOTAL INDUSTRIALS		181,410
INFORMATION TECHNOLOGY - 10.7%
Communications Equipment - 1.8%
Cisco Systems, Inc.	1,925,441	35,890
Computers & Peripherals - 1.0%
Apple, Inc. (a)	2,900	1,108
Hewlett-Packard Co.	725,514	20,278
		21,386
Electronic Equipment & Components - 1.3%
Arrow Electronics, Inc. (a)	99,426	3,635
Avnet, Inc. (a)	74,300	2,213
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Components - continued
Coretronic Corp.	1,126,000	$ 831
Corning, Inc.	949,100	12,595
Everlight Electronics Co. Ltd.	1,212,000	2,083
TE Connectivity Ltd.	160,753	5,097
		26,454
Internet Software & Services - 0.2%
Google, Inc. Class A (a)	7,002	4,197
IT Services - 3.6%
Accenture PLC Class A	35,704	2,068
Cognizant Technology Solutions Corp. Class A (a)	72,234	4,865
International Business Machines Corp.	121,500	22,842
Paychex, Inc.	1,072,079	31,208
Visa, Inc. Class A	118,985	11,538
		72,521
Semiconductors & Semiconductor Equipment - 2.2%
Applied Materials, Inc.	583,900	6,294
ASM Pacific Technology Ltd.	458,000	5,094
Epistar Corp.	885,000	1,865
KLA-Tencor Corp.	300,419	13,849
Siliconware Precision Industries Co. Ltd. sponsored ADR (d)	1,117,381	5,129
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR (d)	924,600	11,946
		44,177
Software - 0.6%
BMC Software, Inc. (a)	84,300	3,006
CA, Inc.	193,181	4,095
Microsoft Corp.	213,200	5,454
		12,555
TOTAL INFORMATION TECHNOLOGY		217,180
MATERIALS - 0.4%
Chemicals - 0.3%
PPG Industries, Inc.	66,164	5,806
Metals & Mining - 0.1%
Commercial Metals Co.	222,400	3,109
TOTAL MATERIALS		8,915
Common Stocks - continued
	Shares	Value (000s)
TELECOMMUNICATION SERVICES - 4.5%
Diversified Telecommunication Services - 4.5%
AT&T, Inc.	1,389,269	$ 40,261
CenturyLink, Inc.	454,680	17,060
Koninklijke KPN NV	359,629	4,393
Verizon Communications, Inc.	786,128	29,661
		91,375
UTILITIES - 5.7%
Electric Utilities - 4.1%
American Electric Power Co., Inc.	402,817	15,984
Duke Energy Corp.	692,700	14,443
El Paso Electric Co.	102,476	3,537
FirstEnergy Corp.	233,787	10,397
NextEra Energy, Inc.	201,820	11,189
PPL Corp.	574,890	17,258
Southern Co.	232,200	10,196
		83,004
Multi-Utilities - 1.6%
Alliant Energy Corp.	62,811	2,651
National Grid PLC	1,139,500	11,202
PG&E Corp.	128,107	4,976
TECO Energy, Inc.	765,751	14,381
		33,210
TOTAL UTILITIES		116,214
TOTAL COMMON STOCKS (Cost $1,919,338)		1,885,842
Preferred Stocks - 3.7%

Convertible Preferred Stocks - 1.7%
CONSUMER DISCRETIONARY - 0.3%
Automobiles - 0.2%
General Motors Co. 4.75%	96,400	3,291
Media - 0.1%
Interpublic Group of Companies, Inc. 5.25%	2,400	2,241
TOTAL CONSUMER DISCRETIONARY		5,532
Preferred Stocks - continued
	Shares	Value (000s)
Convertible Preferred Stocks - continued
ENERGY - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
ATP Oil & Gas Corp. Series B, 8.00%	18,300	$ 707
FINANCIALS - 0.6%
Commercial Banks - 0.3%
Huntington Bancshares, Inc. 8.50%	5,200	5,450
Diversified Financial Services - 0.1%
Citigroup, Inc. 7.50%	22,000	1,854
Insurance - 0.1%
Hartford Financial Services Group, Inc. Series F 7.25%	94,880	1,855
Real Estate Investment Trusts - 0.1%
Health Care REIT, Inc. Series I, 6.50%	45,800	2,241
TOTAL FINANCIALS		11,400
HEALTH CARE - 0.3%
Health Care Equipment & Supplies - 0.2%
Alere, Inc. 3.00%	14,230	3,102
Health Care Providers & Services - 0.1%
HealthSouth Corp. Series A 6.50%	2,800	2,447
TOTAL HEALTH CARE		5,549
INDUSTRIALS - 0.1%
Professional Services - 0.1%
Nielsen Holdings B.V. 6.25%	40,600	2,258
MATERIALS - 0.2%
Metals & Mining - 0.2%
AngloGold Ashanti Holdings Finance PLC 6.00%	64,900	3,409
UTILITIES - 0.2%
Electric Utilities - 0.2%
PPL Corp. 8.75%	82,400	4,522
TOTAL CONVERTIBLE PREFERRED STOCKS		33,377
Preferred Stocks - continued
	Shares	Value (000s)
Nonconvertible Preferred Stocks - 2.0%
CONSUMER DISCRETIONARY - 1.9%
Automobiles - 1.9%
Porsche Automobil Holding SE (Germany)	247,150	$ 15,027
Volkswagen AG	139,794	23,981
		39,008
FINANCIALS - 0.1%
Consumer Finance - 0.1%
GMAC LLC 7.00% (e)	2,800	1,876
TOTAL NONCONVERTIBLE PREFERRED STOCKS		40,884
TOTAL PREFERRED STOCKS (Cost $78,244)		74,261
Investment Companies - 0.1%

2010 Swift Mandatory Common Exchange Security Trust (e) (Cost $2,937)	223,600	2,069
Corporate Bonds - 2.5%
	Principal Amount (000s)
Convertible Bonds - 2.0%
CONSUMER DISCRETIONARY - 0.3%
Diversified Consumer Services - 0.2%
Ingersoll-Rand Global Holding Co. Ltd. 4.5% 4/15/12	$ 2,040	3,800
Hotels, Restaurants & Leisure - 0.1%
MGM Mirage, Inc. 4.25% 4/15/15	1,120	1,043
Media - 0.0%
Virgin Media, Inc. 6.5% 11/15/16	690	975
TOTAL CONSUMER DISCRETIONARY		5,818
ENERGY - 0.3%
Oil, Gas & Consumable Fuels - 0.3%
Chesapeake Energy Corp. 2.5% 5/15/37	2,850	2,676
Peabody Energy Corp. 4.75% 12/15/66	1,090	1,140
Western Refining, Inc. 5.75% 6/15/14	1,290	1,700
		5,516
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Convertible Bonds - continued
FINANCIALS - 0.1%
Thrifts & Mortgage Finance - 0.1%
MGIC Investment Corp. 9% 4/1/63 (e)	$ 3,390	$ 1,369
HEALTH CARE - 0.1%
Health Care Equipment & Supplies - 0.1%
Teleflex, Inc. 3.875% 8/1/17	1,740	2,084
INDUSTRIALS - 0.2%
Commercial Services & Supplies - 0.2%
Covanta Holding Corp. 3.25% 6/1/14	3,740	4,101
INFORMATION TECHNOLOGY - 0.7%
Communications Equipment - 0.1%
InterDigital, Inc. 2.5% 3/15/16 (e)	1,520	1,600
Computers & Peripherals - 0.0%
SanDisk Corp. 1.5% 8/15/17	860	1,001
Internet Software & Services - 0.2%
Equinix, Inc.:
3% 10/15/14	1,870	2,071
4.75% 6/15/16	1,520	2,113
		4,184
IT Services - 0.1%
CACI International, Inc. 2.125% 5/1/14	2,130	2,521
Software - 0.3%
Nuance Communications, Inc. 2.75% 11/1/31 (e)	4,960	5,286
TOTAL INFORMATION TECHNOLOGY		14,592
MATERIALS - 0.2%
Metals & Mining - 0.2%
Newmont Mining Corp.:
1.25% 7/15/14	1,750	2,715
1.625% 7/15/17	1,380	2,211
		4,926
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Convertible Bonds - continued
TELECOMMUNICATION SERVICES - 0.1%
Diversified Telecommunication Services - 0.1%
Clearwire Communications LLC/Clearwire Finance, Inc. 8.25% 12/1/40 (e)	$ 4,130	$ 1,585
TOTAL CONVERTIBLE BONDS		39,991
Nonconvertible Bonds - 0.5%
CONSUMER DISCRETIONARY - 0.1%
Diversified Consumer Services - 0.1%
ServiceMaster Co. 10.75% 7/15/15 pay-in-kind (e)(f)	2,520	2,545
CONSUMER STAPLES - 0.0%
Food & Staples Retailing - 0.0%
Tops Markets LLC 10.125% 10/15/15	630	649
ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Western Refining, Inc. 11.25% 6/15/17 (e)	925	1,015
FINANCIALS - 0.1%
Diversified Financial Services - 0.1%
Transportation Union LLC/Transportation Union Financing Corp. 11.375% 6/15/18	1,515	1,683
MATERIALS - 0.1%
Paper & Forest Products - 0.1%
ABI Escrow Corp. 10.25% 10/15/18 (e)	1,981	2,149
TELECOMMUNICATION SERVICES - 0.1%
Diversified Telecommunication Services - 0.1%
Clearwire Communications LLC/Clearwire Finance, Inc. 12% 12/1/15 (e)	2,210	1,867
TOTAL NONCONVERTIBLE BONDS		9,908
TOTAL CORPORATE BONDS (Cost $54,006)		49,899
Floating Rate Loans - 0.1%
	Principal Amount (000s)	Value (000s)
TELECOMMUNICATION SERVICES - 0.1%
Wireless Telecommunication Services - 0.1%
Asurion LLC term loan 9% 5/24/19 (f) (Cost $2,127)	$ 2,104	$ 2,028
Money Market Funds - 1.9%
	Shares
Fidelity Cash Central Fund, 0.11% (b)	18,486,362	18,486
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	20,322,325	20,322
TOTAL MONEY MARKET FUNDS (Cost $38,808)		38,808
TOTAL INVESTMENT PORTFOLIO - 101.1% (Cost $2,095,460)		2,052,907
NET OTHER ASSETS (LIABILITIES) - (1.1)%		(21,571)
NET ASSETS - 100%		$ 2,031,336
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $21,361,000 or 1.1% of net assets.

(f) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(g) Investment is owned by an entity that is treated as a corporation for U.S. tax purposes which is owned by the Fund.

(h) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $5,301,000 or 0.3% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
New Academy Holding Co. LLC unit	8/1/11	$ 5,565
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 39
Fidelity Securities Lending Cash Central Fund	527
Total	$ 566
Other Information

The following is a summary of the inputs used, as of November 30, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 180,325	$ 172,291	$ 8,034	$ -
Consumer Staples	228,780	228,780	-	-
Energy	236,658	235,951	707	-
Financials	417,618	404,813	7,504	5,301
Health Care	271,439	245,344	26,095	-
Industrials	183,668	177,090	6,578	-
Information Technology	217,180	207,307	9,873	-
Materials	12,324	12,324	-	-
Telecommunication Services	91,375	91,375	-	-
Utilities	120,736	105,012	15,724	-
Investment Companies	2,069	-	2,069	-
Corporate Bonds	49,899	-	49,899	-
Floating Rate Loans	2,028	-	2,028	-
Money Market Funds	38,808	38,808	-	-
Total Investments in Securities:	$ 2,052,907	$ 1,919,095	$ 128,511	$ 5,301
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
(Amounts in thousands)
Investments in Securities:
Beginning Balance	$ -
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	(264)
Cost of Purchases	5,565
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in to Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 5,301
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at November 30, 2011	$ (264)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	81.2%
United Kingdom	6.4%
France	2.3%
Germany	1.9%
Switzerland	1.8%
Netherlands	1.3%
Bermuda	1.3%
Taiwan	1.1%
Canada	1.0%
Others (Individually Less Than 1%)	1.7%
100.0%
Income Tax Information

At November 30, 2011, the Fund had a capital loss carryforward of approximately $403,362,000 all of which will expire in fiscal 2017. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	November 30, 2011

Assets
Investment in securities, at value (including securities loaned of $20,516) - See accompanying schedule: Unaffiliated issuers (cost $2,056,652)	$ 2,014,099
Fidelity Central Funds (cost $38,808)	38,808
Total Investments (cost $2,095,460)		$ 2,052,907
Receivable for investments sold		13,657
Receivable for fund shares sold		807
Dividends receivable		6,840
Interest receivable		920
Distributions receivable from Fidelity Central Funds		47
Prepaid expenses		6
Other receivables		114
Total assets		2,075,298

Liabilities
Payable for investments purchased	$ 14,746
Payable for fund shares redeemed	6,861
Accrued management fee	775
Distribution and service plan fees payable	635
Other affiliated payables	485
Other payables and accrued expenses	138
Collateral on securities loaned, at value	20,322
Total liabilities		43,962

Net Assets		$ 2,031,336
Net Assets consist of:
Paid in capital		$ 2,495,204
Undistributed net investment income		8,045
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(429,352)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(42,561)
Net Assets		$ 2,031,336

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2011

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($633,825 ÷ 28,581.0 shares)	$ 22.18

Maximum offering price per share (100/94.25 of $22.18)	$ 23.53
Class T: Net Asset Value and redemption price per share ($861,904 ÷ 38,306.0 shares)	$ 22.50

Maximum offering price per share (100/96.50 of $22.50)	$ 23.32
Class B: Net Asset Value and offering price per share ($41,646 ÷ 1,868.7 shares)A	$ 22.29

Class C: Net Asset Value and offering price per share ($134,427 ÷ 6,035.8 shares)A	$ 22.27

Institutional Class: Net Asset Value, offering price and redemption price per share ($359,534 ÷ 15,727.1 shares)	$ 22.86

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended November 30, 2011

Investment Income
Dividends		$ 65,740
Interest		2,037
Income from Fidelity Central Funds		566
Total income		68,343

Expenses
Management fee	$ 11,039
Transfer agent fees	5,932
Distribution and service plan fees	9,300
Accounting and security lending fees	728
Custodian fees and expenses	82
Independent trustees' compensation	14
Registration fees	100
Audit	66
Legal	14
Interest	3
Miscellaneous	29
Total expenses before reductions	27,307
Expense reductions	(250)	27,057
Net investment income (loss)		41,286
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	356,069
Foreign currency transactions	289
Futures contracts	(501)
Total net realized gain (loss)		355,857
Change in net unrealized appreciation (depreciation) on: Investment securities	(201,206)
Assets and liabilities in foreign currencies	(16)
Total change in net unrealized appreciation (depreciation)		(201,222)
Net gain (loss)		154,635
Net increase (decrease) in net assets resulting from operations		$ 195,921

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2011	Year ended November 30, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 41,286	$ 34,304
Net realized gain (loss)	355,857	506,746
Change in net unrealized appreciation (depreciation)	(201,222)	(387,983)
Net increase (decrease) in net assets resulting from operations	195,921	153,067
Distributions to shareholders from net investment income	(40,790)	(34,035)
Share transactions - net increase (decrease)	(625,752)	(1,091,804)
Total increase (decrease) in net assets	(470,621)	(972,772)

Net Assets
Beginning of period	2,501,957	3,474,729
End of period (including undistributed net investment income of $8,045 and undistributed net investment income of $8,521, respectively)	$ 2,031,336	$ 2,501,957

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 21.07	$ 20.26	$ 16.72	$ 30.63	$ 31.82
Income from Investment Operations
Net investment income (loss) C	.42	.25	.28	.36	.32
Net realized and unrealized gain (loss)	1.11	.81	3.58	(12.22)	1.41
Total from investment operations	1.53	1.06	3.86	(11.86)	1.73
Distributions from net investment income	(.42)	(.25)	(.32)	(.37)	(.35)
Distributions from net realized gain	-	-	-	(1.68)	(2.57)
Total distributions	(.42)	(.25)	(.32)	(2.05)	(2.92)
Net asset value, end of period	$ 22.18	$ 21.07	$ 20.26	$ 16.72	$ 30.63
Total Return A, B	7.25%	5.26%	23.58%	(41.34)%	5.82%
Ratios to Average Net Assets D, F
Expenses before reductions	1.03%	1.04%	1.07%	1.01%	.97%
Expenses net of fee waivers, if any	1.03%	1.04%	1.07%	1.01%	.97%
Expenses net of all reductions	1.02%	1.04%	1.07%	1.00%	.96%
Net investment income (loss)	1.82%	1.21%	1.67%	1.46%	1.02%
Supplemental Data
Net assets, end of period (in millions)	$ 634	$ 719	$ 831	$ 801	$ 1,618
Portfolio turnover rate E	89%	29%	76%	78%	44%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 21.37	$ 20.54	$ 16.94	$ 31.01	$ 32.22
Income from Investment Operations
Net investment income (loss) C	.38	.22	.25	.31	.25
Net realized and unrealized gain (loss)	1.13	.82	3.63	(12.39)	1.44
Total from investment operations	1.51	1.04	3.88	(12.08)	1.69
Distributions from net investment income	(.38)	(.21)	(.28)	(.31)	(.33)
Distributions from net realized gain	-	-	-	(1.68)	(2.57)
Total distributions	(.38)	(.21)	(.28)	(1.99)	(2.90)
Net asset value, end of period	$ 22.50	$ 21.37	$ 20.54	$ 16.94	$ 31.01
Total Return A, B	7.02%	5.09%	23.35%	(41.49)%	5.60%
Ratios to Average Net Assets D, F
Expenses before reductions	1.22%	1.23%	1.28%	1.21%	1.18%
Expenses net of fee waivers, if any	1.22%	1.23%	1.28%	1.21%	1.18%
Expenses net of all reductions	1.21%	1.22%	1.27%	1.21%	1.18%
Net investment income (loss)	1.63%	1.03%	1.47%	1.25%	.81%
Supplemental Data
Net assets, end of period (in millions)	$ 862	$ 1,108	$ 1,264	$ 1,286	$ 2,711
Portfolio turnover rate E	89%	29%	76%	78%	44%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 21.16	$ 20.33	$ 16.77	$ 30.67	$ 31.89
Income from Investment Operations
Net investment income (loss) C	.24	.09	.15	.17	.06
Net realized and unrealized gain (loss)	1.12	.82	3.59	(12.26)	1.41
Total from investment operations	1.36	.91	3.74	(12.09)	1.47
Distributions from net investment income	(.23)	(.08)	(.18)	(.13)	(.12)
Distributions from net realized gain	-	-	-	(1.68)	(2.57)
Total distributions	(.23)	(.08)	(.18)	(1.81)	(2.69)
Net asset value, end of period	$ 22.29	$ 21.16	$ 20.33	$ 16.77	$ 30.67
Total Return A, B	6.43%	4.49%	22.59%	(41.80)%	4.95%
Ratios to Average Net Assets D, F
Expenses before reductions	1.81%	1.82%	1.84%	1.80%	1.79%
Expenses net of fee waivers, if any	1.81%	1.82%	1.84%	1.80%	1.79%
Expenses net of all reductions	1.80%	1.81%	1.84%	1.80%	1.79%
Net investment income (loss)	1.04%	.44%	.90%	.66%	.20%
Supplemental Data
Net assets, end of period (in millions)	$ 42	$ 63	$ 88	$ 115	$ 314
Portfolio turnover rate E	89%	29%	76%	78%	44%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 21.16	$ 20.34	$ 16.78	$ 30.70	$ 31.93
Income from Investment Operations
Net investment income (loss) C	.25	.09	.16	.17	.08
Net realized and unrealized gain (loss)	1.11	.82	3.59	(12.26)	1.42
Total from investment operations	1.36	.91	3.75	(12.09)	1.50
Distributions from net investment income	(.25)	(.09)	(.19)	(.15)	(.16)
Distributions from net realized gain	-	-	-	(1.68)	(2.57)
Total distributions	(.25)	(.09)	(.19)	(1.83)	(2.73)
Net asset value, end of period	$ 22.27	$ 21.16	$ 20.34	$ 16.78	$ 30.70
Total Return A, B	6.40%	4.50%	22.63%	(41.79)%	5.03%
Ratios to Average Net Assets D, F
Expenses before reductions	1.78%	1.80%	1.83%	1.77%	1.73%
Expenses net of fee waivers, if any	1.78%	1.80%	1.83%	1.77%	1.73%
Expenses net of all reductions	1.77%	1.79%	1.83%	1.77%	1.73%
Net investment income (loss)	1.06%	.46%	.91%	.70%	.26%
Supplemental Data
Net assets, end of period (in millions)	$ 134	$ 149	$ 165	$ 170	$ 385
Portfolio turnover rate E	89%	29%	76%	78%	44%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 21.70	$ 20.85	$ 17.20	$ 31.46	$ 32.64
Income from Investment Operations
Net investment income (loss) B	.50	.32	.34	.44	.41
Net realized and unrealized gain (loss)	1.14	.83	3.68	(12.57)	1.46
Total from investment operations	1.64	1.15	4.02	(12.13)	1.87
Distributions from net investment income	(.48)	(.30)	(.37)	(.45)	(.48)
Distributions from net realized gain	-	-	-	(1.68)	(2.57)
Total distributions	(.48)	(.30)	(.37)	(2.13)	(3.05)
Net asset value, end of period	$ 22.86	$ 21.70	$ 20.85	$ 17.20	$ 31.46
Total Return A	7.55%	5.56%	23.90%	(41.18)%	6.14%
Ratios to Average Net Assets C, E
Expenses before reductions	.74%	.77%	.79%	.72%	.69%
Expenses net of fee waivers, if any	.74%	.77%	.79%	.72%	.69%
Expenses net of all reductions	.73%	.76%	.78%	.72%	.68%
Net investment income (loss)	2.10%	1.49%	1.96%	1.75%	1.30%
Supplemental Data
Net assets, end of period (in millions)	$ 360	$ 464	$ 1,127	$ 1,249	$ 1,936
Portfolio turnover rate D	89%	29%	76%	78%	44%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2011

(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor Equity Income Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of November 30, 2011, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds and floating rate loans, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of November 30, 2011, the Fund did not have any unrecognized tax benefits in the financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, equity-debt classifications, market discount, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 147,514
Gross unrealized depreciation	(207,745)
Net unrealized appreciation (depreciation) on securities and other investments	$ (60,231)

Tax Cost	$ 2,113,138

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 8,237
Capital loss carryforward	$ (403,362)
Net unrealized appreciation (depreciation)	$ (60,239)

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the Act), the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund's first fiscal year end subject to the Act will be November 30, 2012.

The tax character of distributions paid was as follows:

	November 30, 2011	November 30, 2010
Ordinary Income	$ 40,790	$ 34,035

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments, including revolving credit facilities, that obligate the Fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

5. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund used derivative instruments (derivatives), including futures contracts, in order to meet its investment objectives. The strategy is to use derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

Annual Report

5. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to sell the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. The Fund's maximum risk of loss from counterparty credit risk is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. Counterparty risk related to exchange-traded futures contracts is minimal because of the protection provided by the exchange on which they trade. Derivatives involve, to varying degrees, risk of loss in excess of the amounts recognized in the Statement of Assets and Liabilities.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

The underlying face amount at value of open futures contracts at period end, if any, is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

Certain risks arise upon entering into futures contracts, including the risk that an illiquid market limits the ability to close out a futures contract prior to settlement date.

During the period the Fund recognized net realized gain (loss) of $(501) related to its investment in futures contracts. This amount is included in the Statement of Operations.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

6. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $2,136,981 and $2,739,818, respectively.

7. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .46% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 1,792	$ 19
Class T	.25%	.25%	5,465	24
Class B	.75%	.25%	548	412
Class C	.75%	.25%	1,495	96
			$ 9,300	$ 551

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B, 1.00% for Class C, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

7. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 96
Class T	32
Class B*	68
Class C*	7
$ 203

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 1,996.28
Class T	2,378.22
Class B	166.30
Class C	418.28
Institutional Class	974.24
	$ 5,932

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $64 for the period.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

7. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 12,882.35%		$ 3

8. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $8 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

9. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is

Annual Report

9. Security Lending - continued

presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $527, including $1 from securities loaned to FCM.

10. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $250 for the period.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2011	2010
From net investment income
Class A	$ 13,065	$ 9,497
Class T	17,415	12,034
Class B	526	305
Class C	1,562	716
Institutional Class	8,222	11,483
Total	$ 40,790	$ 34,035

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2011	2010	2011	2010
Class A
Shares sold	4,188	5,675	$ 97,031	$ 117,783
Reinvestment of distributions	531	430	12,005	8,915
Shares redeemed	(10,247)	(12,999)	(238,795)	(267,940)
Net increase (decrease)	(5,528)	(6,894)	$ (129,759)	$ (141,242)
Class T
Shares sold	5,547	6,952	$ 130,320	$ 146,349
Reinvestment of distributions	731	551	16,748	11,600
Shares redeemed	(19,797)	(17,207)	(459,385)	(361,081)
Net increase (decrease)	(13,519)	(9,704)	$ (312,317)	$ (203,132)
Class B
Shares sold	67	344	$ 1,568	$ 7,171
Reinvestment of distributions	21	14	473	284
Shares redeemed	(1,179)	(1,741)	(27,544)	(36,221)
Net increase (decrease)	(1,091)	(1,383)	$ (25,503)	$ (28,766)

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

12. Share Transactions - continued

	Shares		Dollars
Years ended November 30,	2011	2010	2011	2010
Class C
Shares sold	717	765	$ 16,632	$ 15,955
Reinvestment of distributions	61	30	1,375	626
Shares redeemed	(1,786)	(1,869)	(41,317)	(38,752)
Net increase (decrease)	(1,008)	(1,074)	$ (23,310)	$ (22,171)
Institutional Class
Shares sold	3,589	3,951	$ 85,642	$ 83,852
Reinvestment of distributions	329	517	7,669	11,028
Shares redeemed	(9,571)	(37,151)	(228,174)	(791,373)
Net increase (decrease)	(5,653)	(32,683)	$ (134,863)	$ (696,493)

13. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Equity Income Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Equity Income Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments, as of November 30, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2011, by correspondence with the custodians, agent bank, and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Equity Income Fund as of November 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 20, 2012

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 226 funds advised by FMR or an affiliate. Mr. Curvey oversees 429 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (58)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (67)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Robert W. Selander (61)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (67)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (61)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (42)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (46)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (47)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (53)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (64)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (50)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Joseph F. Zambello (54)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (44)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President and Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II (2011-present), Assistant Treasurer of other Fidelity funds (2010-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (53)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

A total of 0.02% of the dividends distributed during the fiscal year were derived from interest on U.S. Government securities which is generally exempt from state income tax.

Class A, Class T, Class B, and Class C designate 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A, Class T, Class B, and Class C designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Equity Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2011 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has devoted increased resources to non-U.S. offices. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and enhancers. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools which permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in their deliberations, the Board considered the Investment Advisers' trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers, with 35 new branches opening since 2010.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) rationalizing product lines through the mergers of six funds into other funds; (iii) continuing to migrate the Freedom Funds to dedicated lower cost underlying funds; (iv) obtaining shareholder approval to broaden the investment strategies for Fidelity Consumer Finance Portfolio, Fidelity Emerging Asia Fund, and Fidelity Environment and Alternative Energy Portfolio; (v) contractually agreeing to reduce the management fees and impose other expense limitations on Spartan 500 Index Fund and U.S. Bond Index Fund in connection with launching new institutional classes of these funds; (vi) changing the name, primary and supplemental benchmarks, and investment policies of Fidelity Global Strategies Fund to support the fund's flexible investment mandate and global orientation; and (vii) reducing the transfer agency account fee rates on certain accounts.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2010, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Fidelity Advisor Equity Income Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Institutional Class (Class I) of the fund was in the third quartile for the one-year period and the fourth quartile for the three- and five-year periods. The Board also noted that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions that have been taken by FMR to improve the fund's disappointing performance relative to its peer group and benchmark. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 13% means that 87% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Fidelity Advisor Equity Income Fund

Annual Report

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2010.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, and Institutional Class ranked below its competitive median for 2010 and the total expense ratio of Class T ranked above its competitive median for 2010. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Class T was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

Annual Report

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers and other key personnel and strategies for attracting and retaining non-investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) historical trends in Fidelity's realization of fall-out benefits; (vi) Fidelity's group fee structures and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and Fidelity's compliance practices with respect to performance adjustment calculations; (ix) the fee structures in place for certain other Fidelity clients; and (x) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expense ratios for certain funds and classes.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

EPI-UANN-0112
1.786681.108

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®
Equity Income
Fund - Institutional Class

Annual Report

November 30, 2011

Contents

Chairman's Message	(Click Here)	The Chairman's message to shareholders.
Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_James_C_Curvey)

Dear Shareholder:

The unusually high level of volatility that global equity markets have experienced since early August continued through the end of November. Most major indexes were unable to gain much traction during this time frame, as concern about the sovereign debt crisis in Europe continued to overshadow strong corporate earnings and better-than-expected economic news. High-grade bonds, meanwhile, fared slightly better amid periodic flights to quality. Financial markets are difficult to predict, of course, but you can help put the odds in your favor by following these time-tested investment principles.

One of the basic tenets is to invest according to your time horizon. For long-term investors, riding out the markets' inevitable ups and downs has proven much more effective than making decisions based on short-term developments. If your goal is approaching, you can also benefit from patience and restraint, rather than attempting to time the market. No matter your time horizon, missing only a few of the markets' best days can significantly diminish returns. Patience also affords the benefits of compounding - earning interest on additional income or reinvested dividends and capital gains. While staying the course doesn't eliminate risk, it can considerably lessen the negative impact of short-term downturns.

Asset allocation is another principle to manage risk. As you spread your portfolio among the asset classes, be sure to consider your time horizon, risk tolerance and investment objectives. Younger investors may be better served by emphasizing equities, which historically have been the best-performing asset class over time. Investors who are nearing a specific goal, such as retirement or sending a child to college, may choose to favor bonds and other investments that have tended to be more stable. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. After deciding on a suitable allocation strategy, make sure your portfolio is adequately diversified, with exposure to stocks of small-, mid- and large-cap companies in a range of sectors, for example. And today, more than ever, geographic diversification should be taken into account.

Lastly, investing a certain amount of money on a regular basis - a principle known as dollar-cost averaging - can help lower the average cost of your purchases, while also giving you the discipline to avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to learn more by visiting us on the Internet, dropping by one of our Investor Centers or calling us by phone. It is our privilege to provide the resources you need to choose investments that are right for you.

Sincerely,

(The acting chairman's signature appears here.)

James C. Curvey
Acting Chairman

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended November 30, 2011	Past 1 year	Past 5 years	Past 10 years
Institutional Class	7.55%	-2.57%	3.17%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Equity Income Fund - Institutional Class on November 30, 2001. The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks overcame a sharp summer drop to post solid gains for the year ending November 30, 2011. Bullishness in the first half of the period gave way to a sudden reversal in July and August, as debate over the U.S. debt ceiling, a downgrade of the country's long-term sovereign credit rating and more debt woes in Europe led the S&P 500® Index to its worst calendar-quarter finish in almost three years. However, in October, a possible solution to the eurozone debt crisis and encouraging U.S. economic data fueled a rally that pushed the broad-based index up roughly 11%, its highest monthly return since December 1991. Although a Congressional stalemate over deficit reductions kept volatility alive in November, the S&P 500® finished the year up 7.83%, while the blue-chip Dow Jones Industrial AverageSM added 12.39% and the technology-heavy Nasdaq Composite® Index rose 5.93%. Within the S&P 500®, sector performance was mixed, with financials (-10%) struggling, while the defensive utilities (+20%) and consumer staples (+16%) segments fared best. Small and mid-sized stocks posted more-modest gains than their large-cap counterparts, with the Russell 2000® and Russell Midcap® indexes adding 2.75% and 5.39%, respectively. Uncertainty in Europe hurt foreign developed-markets stocks, as the MSCI® EAFE® (Europe, Australasia, Far East) Index fell 4.01%.

Comments from James Morrow, Lead Portfolio Manager of Fidelity Advisor® Equity Income Fund: For the year ending November 30, 2011, the fund's Institutional Class shares returned 7.55%, well ahead of the Russell 3000® Value Index, which returned 5.72%. Good positioning in consumer staples and industrials helped, as did favorable security selection in financials, most notably common shares of Bank of America and Citigroup, both since sold from the fund, although, at period end, the fund did own a small preferred stock position in Citigroup. In contrast, industry positioning within consumer discretionary hurt, as did security selection in energy. On an individual basis, two out-of-benchmark U.K.-based stocks the fund owned - pharmaceuticals firm GlaxoSmithKline and tobacco manufacturer British American Tobacco - outperformed, as did technology giant International Business Machines, not in the index. On the negative side, diversified financials firms JPMorgan Chase and Morgan Stanley both lagged in the very challenging market environment. Another detractor was semiconductor maker Intel. The fund lacked a position in this index component for much of the year - including at period end - but strong earnings growth lifted its shares, and not owning more hurt performance.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2011 to November 30, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value June 1, 2011	Ending Account Value November 30, 2011	Expenses Paid During Period* June 1, 2011 to November 30, 2011
Class A	1.04%
Actual		$ 1,000.00	$ 907.40	$ 4.97
HypotheticalA		$ 1,000.00	$ 1,019.85	$ 5.27
Class T	1.22%
Actual		$ 1,000.00	$ 906.20	$ 5.83
HypotheticalA		$ 1,000.00	$ 1,018.95	$ 6.17
Class B	1.80%
Actual		$ 1,000.00	$ 903.90	$ 8.59
HypotheticalA		$ 1,000.00	$ 1,016.04	$ 9.10
Class C	1.79%
Actual		$ 1,000.00	$ 903.90	$ 8.54
HypotheticalA		$ 1,000.00	$ 1,016.09	$ 9.05
Institutional Class	.74%
Actual		$ 1,000.00	$ 908.40	$ 3.54
HypotheticalA		$ 1,000.00	$ 1,021.36	$ 3.75

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of November 30, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Chevron Corp.	4.2	3.7
Wells Fargo & Co.	3.3	3.1
JPMorgan Chase & Co.	3.2	4.0
Pfizer, Inc.	3.1	2.7
Procter & Gamble Co.	2.6	2.2
Merck & Co., Inc.	2.2	2.1
General Electric Co.	2.0	1.8
AT&T, Inc.	2.0	3.2
Cisco Systems, Inc.	1.8	0.3
Royal Dutch Shell PLC Class A sponsored ADR	1.8	1.1
	26.2
Top Five Market Sectors as of November 30, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	20.8	25.7
Health Care	13.5	12.1
Energy	12.0	11.6
Information Technology	11.4	6.6
Consumer Staples	11.3	10.9
Asset Allocation (% of fund's net assets)
As of November 30, 2011*		As of May 31, 2011**
	Stocks and Investment Companies 94.9%		Stocks 92.6%
	Bonds 0.5%		Bonds 0.6%
	Convertible Securities 3.7%		Convertible Securities 4.1%
	Other Investments 0.1%		Other Investments 0.0%
	Short-Term Investments and Net Other Assets 0.8%		Short-Term Investments and Net Other Assets 2.7%
* Foreign investments	18.8%	** Foreign investments	18.9%

Annual Report

Investments November 30, 2011

Showing Percentage of Net Assets

Common Stocks - 92.8%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 6.7%
Auto Components - 0.1%
Autoliv, Inc.	51,100	$ 2,723
Automobiles - 0.0%
Winnebago Industries, Inc. (a)	63,100	406
Distributors - 0.3%
Li & Fung Ltd.	2,788,000	5,793
Hotels, Restaurants & Leisure - 0.1%
Einstein Noah Restaurant Group, Inc.	145,134	1,997
Household Durables - 0.7%
KB Home	194,318	1,428
Lennar Corp. Class A	354,400	6,525
PulteGroup, Inc. (a)	676,200	4,132
Whirlpool Corp.	39,883	1,957
		14,042
Leisure Equipment & Products - 0.2%
Hasbro, Inc.	84,334	3,020
Media - 3.1%
Comcast Corp. Class A	1,350,200	30,609
Interpublic Group of Companies, Inc.	372,623	3,495
The Walt Disney Co.	48,300	1,732
Time Warner, Inc.	767,809	26,735
		62,571
Multiline Retail - 1.2%
Macy's, Inc.	142,680	4,613
Target Corp.	382,167	20,140
		24,753
Specialty Retail - 0.9%
Best Buy Co., Inc.	326,744	8,851
Destination Maternity Corp.	9,084	133
Lowe's Companies, Inc.	315,000	7,563
OfficeMax, Inc. (a)	213,300	992
		17,539
Textiles, Apparel & Luxury Goods - 0.1%
VF Corp.	21,204	2,941
TOTAL CONSUMER DISCRETIONARY		135,785
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - 11.3%
Beverages - 1.9%
Beam, Inc.	62,865	$ 3,302
PepsiCo, Inc.	552,765	35,377
		38,679
Food & Staples Retailing - 1.6%
CVS Caremark Corp.	47	2
Safeway, Inc.	215,097	4,302
Sysco Corp.	189,200	5,400
Wal-Mart Stores, Inc.	275,850	16,248
Walgreen Co.	187,123	6,310
		32,262
Food Products - 0.9%
Danone	205,120	13,519
Unilever NV (NY Reg.)	154,500	5,270
		18,789
Household Products - 3.7%
Kimberly-Clark Corp.	235,060	16,800
Procter & Gamble Co.	824,733	53,253
Reckitt Benckiser Group PLC	73,299	3,703
		73,756
Tobacco - 3.2%
Altria Group, Inc.	580,530	16,655
British American Tobacco PLC sponsored ADR	304,900	28,401
Lorillard, Inc.	45,518	5,081
Philip Morris International, Inc.	198,800	15,157
		65,294
TOTAL CONSUMER STAPLES		228,780
ENERGY - 11.6%
Energy Equipment & Services - 0.8%
BW Offshore Ltd.	1,088,100	1,707
Exterran Partners LP	112,285	2,438
Halliburton Co.	105,100	3,868
Noble Corp.	199,017	6,872
Trinidad Drilling Ltd.	291,300	2,273
		17,158
Oil, Gas & Consumable Fuels - 10.8%
Apache Corp.	100,500	9,994
ARC Resources Ltd. (d)	99,100	2,485
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
BP PLC sponsored ADR	309,187	$ 13,465
Buckeye Partners LP	31,750	2,026
Canadian Natural Resources Ltd.	110,900	4,165
Chevron Corp.	833,130	85,659
EXCO Resources, Inc. (d)	417,800	4,976
Exxon Mobil Corp.	201,372	16,198
Legacy Reserves LP	138,299	3,709
Penn West Petroleum Ltd.	444,800	8,164
Pioneer Southwest Energy Partners LP	52,298	1,590
Royal Dutch Shell PLC Class A sponsored ADR	508,100	35,567
Suncor Energy, Inc.	153,600	4,626
Total SA sponsored ADR (d)	400,400	20,717
Williams Companies, Inc.	168,900	5,452
		218,793
TOTAL ENERGY		235,951
FINANCIALS - 19.9%
Capital Markets - 3.1%
Apollo Global Management LLC Class A	145,416	1,821
Ashmore Group PLC	1,726,048	9,132
Bank of New York Mellon Corp.	408,688	7,953
Goldman Sachs Group, Inc.	127,496	12,222
KKR & Co. LP	611,857	7,850
Manning & Napier, Inc.	96,700	1,228
Morgan Stanley	980,301	14,499
The Blackstone Group LP	565,200	7,760
		62,465
Commercial Banks - 5.8%
BB&T Corp.	613,014	14,204
Comerica, Inc.	177,180	4,468
M&T Bank Corp.	107,307	7,831
Standard Chartered PLC (United Kingdom)	143,030	3,107
SunTrust Banks, Inc.	262,420	4,758
U.S. Bancorp	647,100	16,773
Wells Fargo & Co.	2,563,392	66,289
		117,430
Diversified Financial Services - 4.0%
JPMorgan Chase & Co.	2,110,347	65,357
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Diversified Financial Services - continued
KKR Financial Holdings LLC	1,178,836	$ 9,973
New Academy Holding Co. LLC unit (g)(h)	52,800	5,301
		80,631
Insurance - 3.9%
ACE Ltd.	200,500	13,941
AFLAC, Inc.	93,900	4,079
Berkshire Hathaway, Inc. Class B (a)	167,685	13,207
Everest Re Group Ltd.	132,100	11,589
Fidelity National Financial, Inc. Class A	334,214	5,304
Hanover Insurance Group, Inc.	120,230	4,338
MetLife, Inc.	301,300	9,485
MetLife, Inc. unit	55,500	3,387
Old Republic International Corp.	302,300	2,485
The Chubb Corp.	138,400	9,334
Validus Holdings Ltd.	103,500	3,114
		80,263
Real Estate Investment Trusts - 2.8%
American Capital Agency Corp.	262,412	7,529
Annaly Capital Management, Inc.	367,700	5,909
Brandywine Realty Trust (SBI)	391,100	3,406
Chimera Investment Corp. (d)	1,356,750	3,623
Digital Realty Trust, Inc. (d)	49,100	3,118
HCP, Inc.	198,338	7,666
Highwoods Properties, Inc. (SBI)	126,662	3,653
Omega Healthcare Investors, Inc.	190,600	3,417
Rayonier, Inc.	111,842	4,545
Two Harbors Investment Corp.	442,846	4,145
Ventas, Inc.	190,238	10,037
		57,048
Thrifts & Mortgage Finance - 0.3%
First Niagara Financial Group, Inc.	335,259	2,950
New York Community Bancorp, Inc.	295,267	3,555
		6,505
TOTAL FINANCIALS		404,342
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - 13.1%
Biotechnology - 1.1%
Amgen, Inc.	291,475	$ 16,879
PDL BioPharma, Inc. (d)	799,300	5,116
		21,995
Health Care Equipment & Supplies - 0.6%
Covidien PLC	184,800	8,418
Meridian Bioscience, Inc. (d)	154,800	2,961
		11,379
Health Care Providers & Services - 1.8%
Brookdale Senior Living, Inc. (a)	500,172	7,778
WellPoint, Inc.	415,700	29,328
		37,106
Pharmaceuticals - 9.6%
Abbott Laboratories	318,300	17,363
AstraZeneca PLC sponsored ADR (d)	104,100	4,787
GlaxoSmithKline PLC	550,277	12,199
Johnson & Johnson	438,303	28,367
Merck & Co., Inc.	1,276,191	45,624
Pfizer, Inc.	3,185,679	63,937
Roche Holding AG (participation certificate)	60,603	9,620
Sanofi-aventis	163,669	11,449
Teva Pharmaceutical Industries Ltd. sponsored ADR	52,100	2,064
		195,410
TOTAL HEALTH CARE		265,890
INDUSTRIALS - 8.9%
Aerospace & Defense - 1.8%
Honeywell International, Inc.	130,562	7,070
Lockheed Martin Corp.	126,200	9,863
Raytheon Co.	131,024	5,971
The Boeing Co.	92,100	6,326
United Technologies Corp.	90,587	6,939
		36,169
Air Freight & Logistics - 0.9%
C.H. Robinson Worldwide, Inc.	60,800	4,165
United Parcel Service, Inc. Class B	206,000	14,781
		18,946
Building Products - 0.0%
Lennox International, Inc.	31,000	1,027
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Commercial Services & Supplies - 1.2%
Avery Dennison Corp.	110,626	$ 2,900
Healthcare Services Group, Inc.	30,918	558
Intrum Justitia AB	245,798	3,942
Republic Services, Inc.	626,415	17,195
US Ecology, Inc.	24,209	446
		25,041
Construction & Engineering - 0.2%
Chiyoda Corp.	391,000	4,320
Industrial Conglomerates - 2.8%
General Electric Co.	2,614,519	41,597
Koninklijke Philips Electronics NV (depositary receipt) (NY Reg.)	757,250	15,395
		56,992
Machinery - 0.9%
Briggs & Stratton Corp.	277,552	4,183
Douglas Dynamics, Inc.	247,300	3,833
Harsco Corp.	47,600	982
Ingersoll-Rand PLC	212,100	7,025
Parker Hannifin Corp.	15,600	1,291
		17,314
Professional Services - 0.3%
Michael Page International PLC	869,091	5,242
Road & Rail - 0.7%
Union Pacific Corp.	143,710	14,861
Trading Companies & Distributors - 0.1%
Watsco, Inc.	23,589	1,498
TOTAL INDUSTRIALS		181,410
INFORMATION TECHNOLOGY - 10.7%
Communications Equipment - 1.8%
Cisco Systems, Inc.	1,925,441	35,890
Computers & Peripherals - 1.0%
Apple, Inc. (a)	2,900	1,108
Hewlett-Packard Co.	725,514	20,278
		21,386
Electronic Equipment & Components - 1.3%
Arrow Electronics, Inc. (a)	99,426	3,635
Avnet, Inc. (a)	74,300	2,213
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Components - continued
Coretronic Corp.	1,126,000	$ 831
Corning, Inc.	949,100	12,595
Everlight Electronics Co. Ltd.	1,212,000	2,083
TE Connectivity Ltd.	160,753	5,097
		26,454
Internet Software & Services - 0.2%
Google, Inc. Class A (a)	7,002	4,197
IT Services - 3.6%
Accenture PLC Class A	35,704	2,068
Cognizant Technology Solutions Corp. Class A (a)	72,234	4,865
International Business Machines Corp.	121,500	22,842
Paychex, Inc.	1,072,079	31,208
Visa, Inc. Class A	118,985	11,538
		72,521
Semiconductors & Semiconductor Equipment - 2.2%
Applied Materials, Inc.	583,900	6,294
ASM Pacific Technology Ltd.	458,000	5,094
Epistar Corp.	885,000	1,865
KLA-Tencor Corp.	300,419	13,849
Siliconware Precision Industries Co. Ltd. sponsored ADR (d)	1,117,381	5,129
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR (d)	924,600	11,946
		44,177
Software - 0.6%
BMC Software, Inc. (a)	84,300	3,006
CA, Inc.	193,181	4,095
Microsoft Corp.	213,200	5,454
		12,555
TOTAL INFORMATION TECHNOLOGY		217,180
MATERIALS - 0.4%
Chemicals - 0.3%
PPG Industries, Inc.	66,164	5,806
Metals & Mining - 0.1%
Commercial Metals Co.	222,400	3,109
TOTAL MATERIALS		8,915
Common Stocks - continued
	Shares	Value (000s)
TELECOMMUNICATION SERVICES - 4.5%
Diversified Telecommunication Services - 4.5%
AT&T, Inc.	1,389,269	$ 40,261
CenturyLink, Inc.	454,680	17,060
Koninklijke KPN NV	359,629	4,393
Verizon Communications, Inc.	786,128	29,661
		91,375
UTILITIES - 5.7%
Electric Utilities - 4.1%
American Electric Power Co., Inc.	402,817	15,984
Duke Energy Corp.	692,700	14,443
El Paso Electric Co.	102,476	3,537
FirstEnergy Corp.	233,787	10,397
NextEra Energy, Inc.	201,820	11,189
PPL Corp.	574,890	17,258
Southern Co.	232,200	10,196
		83,004
Multi-Utilities - 1.6%
Alliant Energy Corp.	62,811	2,651
National Grid PLC	1,139,500	11,202
PG&E Corp.	128,107	4,976
TECO Energy, Inc.	765,751	14,381
		33,210
TOTAL UTILITIES		116,214
TOTAL COMMON STOCKS (Cost $1,919,338)		1,885,842
Preferred Stocks - 3.7%

Convertible Preferred Stocks - 1.7%
CONSUMER DISCRETIONARY - 0.3%
Automobiles - 0.2%
General Motors Co. 4.75%	96,400	3,291
Media - 0.1%
Interpublic Group of Companies, Inc. 5.25%	2,400	2,241
TOTAL CONSUMER DISCRETIONARY		5,532
Preferred Stocks - continued
	Shares	Value (000s)
Convertible Preferred Stocks - continued
ENERGY - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
ATP Oil & Gas Corp. Series B, 8.00%	18,300	$ 707
FINANCIALS - 0.6%
Commercial Banks - 0.3%
Huntington Bancshares, Inc. 8.50%	5,200	5,450
Diversified Financial Services - 0.1%
Citigroup, Inc. 7.50%	22,000	1,854
Insurance - 0.1%
Hartford Financial Services Group, Inc. Series F 7.25%	94,880	1,855
Real Estate Investment Trusts - 0.1%
Health Care REIT, Inc. Series I, 6.50%	45,800	2,241
TOTAL FINANCIALS		11,400
HEALTH CARE - 0.3%
Health Care Equipment & Supplies - 0.2%
Alere, Inc. 3.00%	14,230	3,102
Health Care Providers & Services - 0.1%
HealthSouth Corp. Series A 6.50%	2,800	2,447
TOTAL HEALTH CARE		5,549
INDUSTRIALS - 0.1%
Professional Services - 0.1%
Nielsen Holdings B.V. 6.25%	40,600	2,258
MATERIALS - 0.2%
Metals & Mining - 0.2%
AngloGold Ashanti Holdings Finance PLC 6.00%	64,900	3,409
UTILITIES - 0.2%
Electric Utilities - 0.2%
PPL Corp. 8.75%	82,400	4,522
TOTAL CONVERTIBLE PREFERRED STOCKS		33,377
Preferred Stocks - continued
	Shares	Value (000s)
Nonconvertible Preferred Stocks - 2.0%
CONSUMER DISCRETIONARY - 1.9%
Automobiles - 1.9%
Porsche Automobil Holding SE (Germany)	247,150	$ 15,027
Volkswagen AG	139,794	23,981
		39,008
FINANCIALS - 0.1%
Consumer Finance - 0.1%
GMAC LLC 7.00% (e)	2,800	1,876
TOTAL NONCONVERTIBLE PREFERRED STOCKS		40,884
TOTAL PREFERRED STOCKS (Cost $78,244)		74,261
Investment Companies - 0.1%

2010 Swift Mandatory Common Exchange Security Trust (e) (Cost $2,937)	223,600	2,069
Corporate Bonds - 2.5%
	Principal Amount (000s)
Convertible Bonds - 2.0%
CONSUMER DISCRETIONARY - 0.3%
Diversified Consumer Services - 0.2%
Ingersoll-Rand Global Holding Co. Ltd. 4.5% 4/15/12	$ 2,040	3,800
Hotels, Restaurants & Leisure - 0.1%
MGM Mirage, Inc. 4.25% 4/15/15	1,120	1,043
Media - 0.0%
Virgin Media, Inc. 6.5% 11/15/16	690	975
TOTAL CONSUMER DISCRETIONARY		5,818
ENERGY - 0.3%
Oil, Gas & Consumable Fuels - 0.3%
Chesapeake Energy Corp. 2.5% 5/15/37	2,850	2,676
Peabody Energy Corp. 4.75% 12/15/66	1,090	1,140
Western Refining, Inc. 5.75% 6/15/14	1,290	1,700
		5,516
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Convertible Bonds - continued
FINANCIALS - 0.1%
Thrifts & Mortgage Finance - 0.1%
MGIC Investment Corp. 9% 4/1/63 (e)	$ 3,390	$ 1,369
HEALTH CARE - 0.1%
Health Care Equipment & Supplies - 0.1%
Teleflex, Inc. 3.875% 8/1/17	1,740	2,084
INDUSTRIALS - 0.2%
Commercial Services & Supplies - 0.2%
Covanta Holding Corp. 3.25% 6/1/14	3,740	4,101
INFORMATION TECHNOLOGY - 0.7%
Communications Equipment - 0.1%
InterDigital, Inc. 2.5% 3/15/16 (e)	1,520	1,600
Computers & Peripherals - 0.0%
SanDisk Corp. 1.5% 8/15/17	860	1,001
Internet Software & Services - 0.2%
Equinix, Inc.:
3% 10/15/14	1,870	2,071
4.75% 6/15/16	1,520	2,113
		4,184
IT Services - 0.1%
CACI International, Inc. 2.125% 5/1/14	2,130	2,521
Software - 0.3%
Nuance Communications, Inc. 2.75% 11/1/31 (e)	4,960	5,286
TOTAL INFORMATION TECHNOLOGY		14,592
MATERIALS - 0.2%
Metals & Mining - 0.2%
Newmont Mining Corp.:
1.25% 7/15/14	1,750	2,715
1.625% 7/15/17	1,380	2,211
		4,926
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Convertible Bonds - continued
TELECOMMUNICATION SERVICES - 0.1%
Diversified Telecommunication Services - 0.1%
Clearwire Communications LLC/Clearwire Finance, Inc. 8.25% 12/1/40 (e)	$ 4,130	$ 1,585
TOTAL CONVERTIBLE BONDS		39,991
Nonconvertible Bonds - 0.5%
CONSUMER DISCRETIONARY - 0.1%
Diversified Consumer Services - 0.1%
ServiceMaster Co. 10.75% 7/15/15 pay-in-kind (e)(f)	2,520	2,545
CONSUMER STAPLES - 0.0%
Food & Staples Retailing - 0.0%
Tops Markets LLC 10.125% 10/15/15	630	649
ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Western Refining, Inc. 11.25% 6/15/17 (e)	925	1,015
FINANCIALS - 0.1%
Diversified Financial Services - 0.1%
Transportation Union LLC/Transportation Union Financing Corp. 11.375% 6/15/18	1,515	1,683
MATERIALS - 0.1%
Paper & Forest Products - 0.1%
ABI Escrow Corp. 10.25% 10/15/18 (e)	1,981	2,149
TELECOMMUNICATION SERVICES - 0.1%
Diversified Telecommunication Services - 0.1%
Clearwire Communications LLC/Clearwire Finance, Inc. 12% 12/1/15 (e)	2,210	1,867
TOTAL NONCONVERTIBLE BONDS		9,908
TOTAL CORPORATE BONDS (Cost $54,006)		49,899
Floating Rate Loans - 0.1%
	Principal Amount (000s)	Value (000s)
TELECOMMUNICATION SERVICES - 0.1%
Wireless Telecommunication Services - 0.1%
Asurion LLC term loan 9% 5/24/19 (f) (Cost $2,127)	$ 2,104	$ 2,028
Money Market Funds - 1.9%
	Shares
Fidelity Cash Central Fund, 0.11% (b)	18,486,362	18,486
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	20,322,325	20,322
TOTAL MONEY MARKET FUNDS (Cost $38,808)		38,808
TOTAL INVESTMENT PORTFOLIO - 101.1% (Cost $2,095,460)		2,052,907
NET OTHER ASSETS (LIABILITIES) - (1.1)%		(21,571)
NET ASSETS - 100%		$ 2,031,336
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $21,361,000 or 1.1% of net assets.

(f) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(g) Investment is owned by an entity that is treated as a corporation for U.S. tax purposes which is owned by the Fund.

(h) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $5,301,000 or 0.3% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
New Academy Holding Co. LLC unit	8/1/11	$ 5,565
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 39
Fidelity Securities Lending Cash Central Fund	527
Total	$ 566
Other Information

The following is a summary of the inputs used, as of November 30, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 180,325	$ 172,291	$ 8,034	$ -
Consumer Staples	228,780	228,780	-	-
Energy	236,658	235,951	707	-
Financials	417,618	404,813	7,504	5,301
Health Care	271,439	245,344	26,095	-
Industrials	183,668	177,090	6,578	-
Information Technology	217,180	207,307	9,873	-
Materials	12,324	12,324	-	-
Telecommunication Services	91,375	91,375	-	-
Utilities	120,736	105,012	15,724	-
Investment Companies	2,069	-	2,069	-
Corporate Bonds	49,899	-	49,899	-
Floating Rate Loans	2,028	-	2,028	-
Money Market Funds	38,808	38,808	-	-
Total Investments in Securities:	$ 2,052,907	$ 1,919,095	$ 128,511	$ 5,301
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
(Amounts in thousands)
Investments in Securities:
Beginning Balance	$ -
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	(264)
Cost of Purchases	5,565
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in to Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 5,301
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at November 30, 2011	$ (264)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	81.2%
United Kingdom	6.4%
France	2.3%
Germany	1.9%
Switzerland	1.8%
Netherlands	1.3%
Bermuda	1.3%
Taiwan	1.1%
Canada	1.0%
Others (Individually Less Than 1%)	1.7%
100.0%
Income Tax Information

At November 30, 2011, the Fund had a capital loss carryforward of approximately $403,362,000 all of which will expire in fiscal 2017. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	November 30, 2011

Assets
Investment in securities, at value (including securities loaned of $20,516) - See accompanying schedule: Unaffiliated issuers (cost $2,056,652)	$ 2,014,099
Fidelity Central Funds (cost $38,808)	38,808
Total Investments (cost $2,095,460)		$ 2,052,907
Receivable for investments sold		13,657
Receivable for fund shares sold		807
Dividends receivable		6,840
Interest receivable		920
Distributions receivable from Fidelity Central Funds		47
Prepaid expenses		6
Other receivables		114
Total assets		2,075,298

Liabilities
Payable for investments purchased	$ 14,746
Payable for fund shares redeemed	6,861
Accrued management fee	775
Distribution and service plan fees payable	635
Other affiliated payables	485
Other payables and accrued expenses	138
Collateral on securities loaned, at value	20,322
Total liabilities		43,962

Net Assets		$ 2,031,336
Net Assets consist of:
Paid in capital		$ 2,495,204
Undistributed net investment income		8,045
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(429,352)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(42,561)
Net Assets		$ 2,031,336

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2011

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($633,825 ÷ 28,581.0 shares)	$ 22.18

Maximum offering price per share (100/94.25 of $22.18)	$ 23.53
Class T: Net Asset Value and redemption price per share ($861,904 ÷ 38,306.0 shares)	$ 22.50

Maximum offering price per share (100/96.50 of $22.50)	$ 23.32
Class B: Net Asset Value and offering price per share ($41,646 ÷ 1,868.7 shares)A	$ 22.29

Class C: Net Asset Value and offering price per share ($134,427 ÷ 6,035.8 shares)A	$ 22.27

Institutional Class: Net Asset Value, offering price and redemption price per share ($359,534 ÷ 15,727.1 shares)	$ 22.86

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended November 30, 2011

Investment Income
Dividends		$ 65,740
Interest		2,037
Income from Fidelity Central Funds		566
Total income		68,343

Expenses
Management fee	$ 11,039
Transfer agent fees	5,932
Distribution and service plan fees	9,300
Accounting and security lending fees	728
Custodian fees and expenses	82
Independent trustees' compensation	14
Registration fees	100
Audit	66
Legal	14
Interest	3
Miscellaneous	29
Total expenses before reductions	27,307
Expense reductions	(250)	27,057
Net investment income (loss)		41,286
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	356,069
Foreign currency transactions	289
Futures contracts	(501)
Total net realized gain (loss)		355,857
Change in net unrealized appreciation (depreciation) on: Investment securities	(201,206)
Assets and liabilities in foreign currencies	(16)
Total change in net unrealized appreciation (depreciation)		(201,222)
Net gain (loss)		154,635
Net increase (decrease) in net assets resulting from operations		$ 195,921

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2011	Year ended November 30, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 41,286	$ 34,304
Net realized gain (loss)	355,857	506,746
Change in net unrealized appreciation (depreciation)	(201,222)	(387,983)
Net increase (decrease) in net assets resulting from operations	195,921	153,067
Distributions to shareholders from net investment income	(40,790)	(34,035)
Share transactions - net increase (decrease)	(625,752)	(1,091,804)
Total increase (decrease) in net assets	(470,621)	(972,772)

Net Assets
Beginning of period	2,501,957	3,474,729
End of period (including undistributed net investment income of $8,045 and undistributed net investment income of $8,521, respectively)	$ 2,031,336	$ 2,501,957

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 21.07	$ 20.26	$ 16.72	$ 30.63	$ 31.82
Income from Investment Operations
Net investment income (loss) C	.42	.25	.28	.36	.32
Net realized and unrealized gain (loss)	1.11	.81	3.58	(12.22)	1.41
Total from investment operations	1.53	1.06	3.86	(11.86)	1.73
Distributions from net investment income	(.42)	(.25)	(.32)	(.37)	(.35)
Distributions from net realized gain	-	-	-	(1.68)	(2.57)
Total distributions	(.42)	(.25)	(.32)	(2.05)	(2.92)
Net asset value, end of period	$ 22.18	$ 21.07	$ 20.26	$ 16.72	$ 30.63
Total Return A, B	7.25%	5.26%	23.58%	(41.34)%	5.82%
Ratios to Average Net Assets D, F
Expenses before reductions	1.03%	1.04%	1.07%	1.01%	.97%
Expenses net of fee waivers, if any	1.03%	1.04%	1.07%	1.01%	.97%
Expenses net of all reductions	1.02%	1.04%	1.07%	1.00%	.96%
Net investment income (loss)	1.82%	1.21%	1.67%	1.46%	1.02%
Supplemental Data
Net assets, end of period (in millions)	$ 634	$ 719	$ 831	$ 801	$ 1,618
Portfolio turnover rate E	89%	29%	76%	78%	44%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 21.37	$ 20.54	$ 16.94	$ 31.01	$ 32.22
Income from Investment Operations
Net investment income (loss) C	.38	.22	.25	.31	.25
Net realized and unrealized gain (loss)	1.13	.82	3.63	(12.39)	1.44
Total from investment operations	1.51	1.04	3.88	(12.08)	1.69
Distributions from net investment income	(.38)	(.21)	(.28)	(.31)	(.33)
Distributions from net realized gain	-	-	-	(1.68)	(2.57)
Total distributions	(.38)	(.21)	(.28)	(1.99)	(2.90)
Net asset value, end of period	$ 22.50	$ 21.37	$ 20.54	$ 16.94	$ 31.01
Total Return A, B	7.02%	5.09%	23.35%	(41.49)%	5.60%
Ratios to Average Net Assets D, F
Expenses before reductions	1.22%	1.23%	1.28%	1.21%	1.18%
Expenses net of fee waivers, if any	1.22%	1.23%	1.28%	1.21%	1.18%
Expenses net of all reductions	1.21%	1.22%	1.27%	1.21%	1.18%
Net investment income (loss)	1.63%	1.03%	1.47%	1.25%	.81%
Supplemental Data
Net assets, end of period (in millions)	$ 862	$ 1,108	$ 1,264	$ 1,286	$ 2,711
Portfolio turnover rate E	89%	29%	76%	78%	44%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 21.16	$ 20.33	$ 16.77	$ 30.67	$ 31.89
Income from Investment Operations
Net investment income (loss) C	.24	.09	.15	.17	.06
Net realized and unrealized gain (loss)	1.12	.82	3.59	(12.26)	1.41
Total from investment operations	1.36	.91	3.74	(12.09)	1.47
Distributions from net investment income	(.23)	(.08)	(.18)	(.13)	(.12)
Distributions from net realized gain	-	-	-	(1.68)	(2.57)
Total distributions	(.23)	(.08)	(.18)	(1.81)	(2.69)
Net asset value, end of period	$ 22.29	$ 21.16	$ 20.33	$ 16.77	$ 30.67
Total Return A, B	6.43%	4.49%	22.59%	(41.80)%	4.95%
Ratios to Average Net Assets D, F
Expenses before reductions	1.81%	1.82%	1.84%	1.80%	1.79%
Expenses net of fee waivers, if any	1.81%	1.82%	1.84%	1.80%	1.79%
Expenses net of all reductions	1.80%	1.81%	1.84%	1.80%	1.79%
Net investment income (loss)	1.04%	.44%	.90%	.66%	.20%
Supplemental Data
Net assets, end of period (in millions)	$ 42	$ 63	$ 88	$ 115	$ 314
Portfolio turnover rate E	89%	29%	76%	78%	44%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 21.16	$ 20.34	$ 16.78	$ 30.70	$ 31.93
Income from Investment Operations
Net investment income (loss) C	.25	.09	.16	.17	.08
Net realized and unrealized gain (loss)	1.11	.82	3.59	(12.26)	1.42
Total from investment operations	1.36	.91	3.75	(12.09)	1.50
Distributions from net investment income	(.25)	(.09)	(.19)	(.15)	(.16)
Distributions from net realized gain	-	-	-	(1.68)	(2.57)
Total distributions	(.25)	(.09)	(.19)	(1.83)	(2.73)
Net asset value, end of period	$ 22.27	$ 21.16	$ 20.34	$ 16.78	$ 30.70
Total Return A, B	6.40%	4.50%	22.63%	(41.79)%	5.03%
Ratios to Average Net Assets D, F
Expenses before reductions	1.78%	1.80%	1.83%	1.77%	1.73%
Expenses net of fee waivers, if any	1.78%	1.80%	1.83%	1.77%	1.73%
Expenses net of all reductions	1.77%	1.79%	1.83%	1.77%	1.73%
Net investment income (loss)	1.06%	.46%	.91%	.70%	.26%
Supplemental Data
Net assets, end of period (in millions)	$ 134	$ 149	$ 165	$ 170	$ 385
Portfolio turnover rate E	89%	29%	76%	78%	44%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 21.70	$ 20.85	$ 17.20	$ 31.46	$ 32.64
Income from Investment Operations
Net investment income (loss) B	.50	.32	.34	.44	.41
Net realized and unrealized gain (loss)	1.14	.83	3.68	(12.57)	1.46
Total from investment operations	1.64	1.15	4.02	(12.13)	1.87
Distributions from net investment income	(.48)	(.30)	(.37)	(.45)	(.48)
Distributions from net realized gain	-	-	-	(1.68)	(2.57)
Total distributions	(.48)	(.30)	(.37)	(2.13)	(3.05)
Net asset value, end of period	$ 22.86	$ 21.70	$ 20.85	$ 17.20	$ 31.46
Total Return A	7.55%	5.56%	23.90%	(41.18)%	6.14%
Ratios to Average Net Assets C, E
Expenses before reductions	.74%	.77%	.79%	.72%	.69%
Expenses net of fee waivers, if any	.74%	.77%	.79%	.72%	.69%
Expenses net of all reductions	.73%	.76%	.78%	.72%	.68%
Net investment income (loss)	2.10%	1.49%	1.96%	1.75%	1.30%
Supplemental Data
Net assets, end of period (in millions)	$ 360	$ 464	$ 1,127	$ 1,249	$ 1,936
Portfolio turnover rate D	89%	29%	76%	78%	44%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2011

(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor Equity Income Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of November 30, 2011, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds and floating rate loans, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of November 30, 2011, the Fund did not have any unrecognized tax benefits in the financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, equity-debt classifications, market discount, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 147,514
Gross unrealized depreciation	(207,745)
Net unrealized appreciation (depreciation) on securities and other investments	$ (60,231)

Tax Cost	$ 2,113,138

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 8,237
Capital loss carryforward	$ (403,362)
Net unrealized appreciation (depreciation)	$ (60,239)

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the Act), the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund's first fiscal year end subject to the Act will be November 30, 2012.

The tax character of distributions paid was as follows:

	November 30, 2011	November 30, 2010
Ordinary Income	$ 40,790	$ 34,035

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments, including revolving credit facilities, that obligate the Fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

5. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund used derivative instruments (derivatives), including futures contracts, in order to meet its investment objectives. The strategy is to use derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

Annual Report

5. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to sell the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. The Fund's maximum risk of loss from counterparty credit risk is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. Counterparty risk related to exchange-traded futures contracts is minimal because of the protection provided by the exchange on which they trade. Derivatives involve, to varying degrees, risk of loss in excess of the amounts recognized in the Statement of Assets and Liabilities.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

The underlying face amount at value of open futures contracts at period end, if any, is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

Certain risks arise upon entering into futures contracts, including the risk that an illiquid market limits the ability to close out a futures contract prior to settlement date.

During the period the Fund recognized net realized gain (loss) of $(501) related to its investment in futures contracts. This amount is included in the Statement of Operations.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

6. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $2,136,981 and $2,739,818, respectively.

7. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .46% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 1,792	$ 19
Class T	.25%	.25%	5,465	24
Class B	.75%	.25%	548	412
Class C	.75%	.25%	1,495	96
			$ 9,300	$ 551

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B, 1.00% for Class C, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

7. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 96
Class T	32
Class B*	68
Class C*	7
$ 203

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 1,996.28
Class T	2,378.22
Class B	166.30
Class C	418.28
Institutional Class	974.24
	$ 5,932

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $64 for the period.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

7. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 12,882.35%		$ 3

8. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $8 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

9. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is

Annual Report

9. Security Lending - continued

presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $527, including $1 from securities loaned to FCM.

10. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $250 for the period.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2011	2010
From net investment income
Class A	$ 13,065	$ 9,497
Class T	17,415	12,034
Class B	526	305
Class C	1,562	716
Institutional Class	8,222	11,483
Total	$ 40,790	$ 34,035

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2011	2010	2011	2010
Class A
Shares sold	4,188	5,675	$ 97,031	$ 117,783
Reinvestment of distributions	531	430	12,005	8,915
Shares redeemed	(10,247)	(12,999)	(238,795)	(267,940)
Net increase (decrease)	(5,528)	(6,894)	$ (129,759)	$ (141,242)
Class T
Shares sold	5,547	6,952	$ 130,320	$ 146,349
Reinvestment of distributions	731	551	16,748	11,600
Shares redeemed	(19,797)	(17,207)	(459,385)	(361,081)
Net increase (decrease)	(13,519)	(9,704)	$ (312,317)	$ (203,132)
Class B
Shares sold	67	344	$ 1,568	$ 7,171
Reinvestment of distributions	21	14	473	284
Shares redeemed	(1,179)	(1,741)	(27,544)	(36,221)
Net increase (decrease)	(1,091)	(1,383)	$ (25,503)	$ (28,766)

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

12. Share Transactions - continued

	Shares		Dollars
Years ended November 30,	2011	2010	2011	2010
Class C
Shares sold	717	765	$ 16,632	$ 15,955
Reinvestment of distributions	61	30	1,375	626
Shares redeemed	(1,786)	(1,869)	(41,317)	(38,752)
Net increase (decrease)	(1,008)	(1,074)	$ (23,310)	$ (22,171)
Institutional Class
Shares sold	3,589	3,951	$ 85,642	$ 83,852
Reinvestment of distributions	329	517	7,669	11,028
Shares redeemed	(9,571)	(37,151)	(228,174)	(791,373)
Net increase (decrease)	(5,653)	(32,683)	$ (134,863)	$ (696,493)

13. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Equity Income Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Equity Income Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments, as of November 30, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2011, by correspondence with the custodians, agent bank, and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Equity Income Fund as of November 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 20, 2012

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 226 funds advised by FMR or an affiliate. Mr. Curvey oversees 429 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (58)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (67)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Robert W. Selander (61)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (67)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (61)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (42)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (46)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (47)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (53)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (64)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (50)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Joseph F. Zambello (54)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (44)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President and Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II (2011-present), Assistant Treasurer of other Fidelity funds (2010-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (53)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

A total of 0.02% of the dividends distributed during the fiscal year were derived from interest on U.S. Government securities which is generally exempt from state income tax.

Institutional Class designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Institutional Class designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h) (11) of the Internal Revenue Code.

The fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Equity Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2011 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has devoted increased resources to non-U.S. offices. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and enhancers. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools which permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in their deliberations, the Board considered the Investment Advisers' trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers, with 35 new branches opening since 2010.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) rationalizing product lines through the mergers of six funds into other funds; (iii) continuing to migrate the Freedom Funds to dedicated lower cost underlying funds; (iv) obtaining shareholder approval to broaden the investment strategies for Fidelity Consumer Finance Portfolio, Fidelity Emerging Asia Fund, and Fidelity Environment and Alternative Energy Portfolio; (v) contractually agreeing to reduce the management fees and impose other expense limitations on Spartan 500 Index Fund and U.S. Bond Index Fund in connection with launching new institutional classes of these funds; (vi) changing the name, primary and supplemental benchmarks, and investment policies of Fidelity Global Strategies Fund to support the fund's flexible investment mandate and global orientation; and (vii) reducing the transfer agency account fee rates on certain accounts.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2010, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Fidelity Advisor Equity Income Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Institutional Class (Class I) of the fund was in the third quartile for the one-year period and the fourth quartile for the three- and five-year periods. The Board also noted that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions that have been taken by FMR to improve the fund's disappointing performance relative to its peer group and benchmark. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 13% means that 87% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Fidelity Advisor Equity Income Fund

Annual Report

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2010.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, and Institutional Class ranked below its competitive median for 2010 and the total expense ratio of Class T ranked above its competitive median for 2010. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Class T was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

Annual Report

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers and other key personnel and strategies for attracting and retaining non-investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) historical trends in Fidelity's realization of fall-out benefits; (vi) Fidelity's group fee structures and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and Fidelity's compliance practices with respect to performance adjustment calculations; (ix) the fee structures in place for certain other Fidelity clients; and (x) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expense ratios for certain funds and classes.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

EPII-UANN-0112
1.786682.108

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®
Equity Value
Fund - Class A, Class T, Class B
and Class C

Annual Report

November 30, 2011

Contents

Chairman's Message	(Click Here)	The Chairman's message to shareholders.
Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_James_C_Curvey)

Dear Shareholder:

The unusually high level of volatility that global equity markets have experienced since early August continued through the end of November. Most major indexes were unable to gain much traction during this time frame, as concern about the sovereign debt crisis in Europe continued to overshadow strong corporate earnings and better-than-expected economic news. High-grade bonds, meanwhile, fared slightly better amid periodic flights to quality. Financial markets are difficult to predict, of course, but you can help put the odds in your favor by following these time-tested investment principles.

One of the basic tenets is to invest according to your time horizon. For long-term investors, riding out the markets' inevitable ups and downs has proven much more effective than making decisions based on short-term developments. If your goal is approaching, you can also benefit from patience and restraint, rather than attempting to time the market. No matter your time horizon, missing only a few of the markets' best days can significantly diminish returns. Patience also affords the benefits of compounding - earning interest on additional income or reinvested dividends and capital gains. While staying the course doesn't eliminate risk, it can considerably lessen the negative impact of short-term downturns.

Asset allocation is another principle to manage risk. As you spread your portfolio among the asset classes, be sure to consider your time horizon, risk tolerance and investment objectives. Younger investors may be better served by emphasizing equities, which historically have been the best-performing asset class over time. Investors who are nearing a specific goal, such as retirement or sending a child to college, may choose to favor bonds and other investments that have tended to be more stable. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. After deciding on a suitable allocation strategy, make sure your portfolio is adequately diversified, with exposure to stocks of small-, mid- and large-cap companies in a range of sectors, for example. And today, more than ever, geographic diversification should be taken into account.

Lastly, investing a certain amount of money on a regular basis - a principle known as dollar-cost averaging - can help lower the average cost of your purchases, while also giving you the discipline to avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to learn more by visiting us on the Internet, dropping by one of our Investor Centers or calling us by phone. It is our privilege to provide the resources you need to choose investments that are right for you.

Sincerely,

(The acting chairman's signature appears here.)

James C. Curvey
Acting Chairman

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended November 30, 2011	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	-2.24%	-3.65%	2.52%
Class T (incl. 3.50% sales charge)	-0.09%	-3.43%	2.50%
Class B (incl. contingent deferred sales charge)A	-2.04%	-3.54%	2.60%
Class C (incl. contingent deferred sales charge)B	1.95%	-3.23%	2.36%

A Class B shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 5%, 2%, and 0%, respectively.

B Class C shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Equity Value Fund - Class A on November 30, 2001, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks overcame a sharp summer drop to post solid gains for the year ending November 30, 2011. Bullishness in the first half of the period gave way to a sudden reversal in July and August, as debate over the U.S. debt ceiling, a downgrade of the country's long-term sovereign credit rating and more debt woes in Europe led the S&P 500® Index to its worst calendar-quarter finish in almost three years. However, in October, a possible solution to the eurozone debt crisis and encouraging U.S. economic data fueled a rally that pushed the broad-based index up roughly 11%, its highest monthly return since December 1991. Although a Congressional stalemate over deficit reductions kept volatility alive in November, the S&P 500® finished the year up 7.83%, while the blue-chip Dow Jones Industrial AverageSM added 12.39% and the technology-heavy Nasdaq Composite® Index rose 5.93%. Within the S&P 500®, sector performance was mixed, with financials (-10%) struggling, while the defensive utilities (+20%) and consumer staples (+16%) segments fared best. Small and mid-sized stocks posted more-modest gains than their large-cap counterparts, with the Russell 2000® and Russell Midcap® indexes adding 2.75% and 5.39%, respectively. Uncertainty in Europe hurt foreign developed-markets stocks, as the MSCI® EAFE® (Europe, Australasia, Far East) Index fell 4.01%.

Comments from Scott Offen, Portfolio Manager of Fidelity Advisor® Equity Value Fund: For the year, the fund's Class A, Class T, Class B and Class C shares returned 3.72%, 3.53%, 2.96% and 2.95%, respectively (excluding sales charges), underperforming the 5.72% gain of the Russell 3000 Value Index. Stock picking in health care, industrials and information technology hurt relative performance. Security selection in financials also detracted, but was offset by an underweighting in this weak-performing sector. In tech, not owning semiconductor maker and index component Intel hurt, as did a stake in Cisco Systems, which was added to the index in July. Elsewhere, financial services giant Citigroup hurt, along with JPMorgan Chase and wireless telecommunication services firm Sprint Nextel. On the plus side, a lighter-than-index weighting in financials helped, led by an underweighting in Bank of America. We also benefited from stock selection in the consumer durables and apparel industries within consumer discretionary - which offset weak results in retailing and media - and from positioning in consumer staples. Other contributors included an out-of-benchmark stake in pharmaceutical company Pharmasset, and investments in oil refiner Holly - which merged with Frontier Oil in July - and tobacco company Philip Morris International. Many of the stocks I've mentioned were not held at period end.

Note to shareholders: Sean Gavin will become Portfolio Manager of the fund on January 12, 2012.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2011 to November 30, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value June 1, 2011	Ending Account Value November 30, 2011	Expenses Paid During Period* June 1, 2011 to November 30, 2011
Class A	1.25%
Actual		$ 1,000.00	$ 886.80	$ 5.91
HypotheticalA		$ 1,000.00	$ 1,018.80	$ 6.33
Class T	1.50%
Actual		$ 1,000.00	$ 886.50	$ 7.09
HypotheticalA		$ 1,000.00	$ 1,017.55	$ 7.59
Class B	2.00%
Actual		$ 1,000.00	$ 883.90	$ 9.45
HypotheticalA		$ 1,000.00	$ 1,015.04	$ 10.10
Class C	2.00%
Actual		$ 1,000.00	$ 883.90	$ 9.45
HypotheticalA		$ 1,000.00	$ 1,015.04	$ 10.10
Institutional Class	1.00%
Actual		$ 1,000.00	$ 888.20	$ 4.73
HypotheticalA		$ 1,000.00	$ 1,020.05	$ 5.06

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of November 30, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Chevron Corp.	3.0	2.7
Procter & Gamble Co.	2.8	1.5
AT&T, Inc.	2.6	2.5
JPMorgan Chase & Co.	2.6	2.8
General Electric Co.	2.6	1.5
Wells Fargo & Co.	2.5	1.9
Exxon Mobil Corp.	2.4	0.5
Royal Dutch Shell PLC Class A sponsored ADR	2.1	1.0
Citigroup, Inc.	2.0	1.8
U.S. Bancorp	1.9	1.6
	24.5
Top Five Market Sectors as of November 30, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	22.7	22.0
Energy	14.4	13.7
Health Care	12.3	13.2
Consumer Discretionary	10.0	10.3
Information Technology	9.9	8.3
Asset Allocation (% of fund's net assets)
As of November 30, 2011 *		As of May 31, 2011 **
	Stocks 98.9%		Stocks 99.5%
	Short-Term Investments and Net Other Assets 1.1%		Short-Term Investments and Net Other Assets 0.5%
* Foreign investments	10.1%	** Foreign investments	10.2%

Annual Report

Investments November 30, 2011

Showing Percentage of Net Assets

Common Stocks - 98.9%
	Shares	Value
CONSUMER DISCRETIONARY - 10.0%
Auto Components - 0.3%
Modine Manufacturing Co. (a)	10,900	$ 105,512
Tenneco, Inc. (a)	3,600	104,256
		209,768
Hotels, Restaurants & Leisure - 1.7%
Arcos Dorados Holdings, Inc.	2,300	50,416
Denny's Corp. (a)	43,319	147,285
McDonald's Corp.	1,800	171,936
Starbucks Corp.	7,118	309,491
Starwood Hotels & Resorts Worldwide, Inc.	2,900	138,272
Wyndham Worldwide Corp.	8,800	311,960
		1,129,360
Household Durables - 1.6%
D.R. Horton, Inc.	42,681	508,331
Lennar Corp. Class A	29,200	537,572
		1,045,903
Media - 3.5%
Comcast Corp. Class A	29,200	661,964
The Walt Disney Co.	23,095	827,956
Time Warner Cable, Inc.	7,141	431,888
Time Warner, Inc.	10,100	351,682
		2,273,490
Specialty Retail - 1.5%
Advance Auto Parts, Inc.	6,600	456,852
Lowe's Companies, Inc.	13,000	312,130
TJX Companies, Inc.	3,700	228,290
		997,272
Textiles, Apparel & Luxury Goods - 1.4%
PVH Corp.	5,100	346,239
VF Corp.	3,900	540,891
		887,130
TOTAL CONSUMER DISCRETIONARY		6,542,923
CONSUMER STAPLES - 8.8%
Beverages - 0.5%
Anheuser-Busch InBev SA NV	2,593	155,070
Dr Pepper Snapple Group, Inc.	4,963	181,298
		336,368
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Food & Staples Retailing - 1.1%
Casey's General Stores, Inc.	3,000	$ 160,140
CVS Caremark Corp.	13,300	516,572
Walgreen Co.	2,200	74,184
		750,896
Food Products - 0.7%
Kraft Foods, Inc. Class A	12,700	459,105
Household Products - 3.6%
Colgate-Palmolive Co.	5,700	521,550
Procter & Gamble Co.	27,942	1,804,215
		2,325,765
Tobacco - 2.9%
British American Tobacco PLC sponsored ADR	2,900	270,135
Imperial Tobacco Group PLC	13,714	492,441
Lorillard, Inc.	2,600	290,212
Philip Morris International, Inc.	11,177	852,134
		1,904,922
TOTAL CONSUMER STAPLES		5,777,056
ENERGY - 14.4%
Energy Equipment & Services - 2.9%
Ensco International Ltd. ADR	7,350	381,980
National Oilwell Varco, Inc.	11,900	853,230
Noble Corp.	6,200	214,086
Oceaneering International, Inc.	9,200	437,552
		1,886,848
Oil, Gas & Consumable Fuels - 11.5%
Apache Corp.	5,200	517,088
Atlas Pipeline Partners, LP	3,100	107,880
Cabot Oil & Gas Corp.	3,500	310,065
Chevron Corp.	18,897	1,942,984
Exxon Mobil Corp.	19,800	1,592,712
Hess Corp.	5,100	307,122
Occidental Petroleum Corp.	7,821	773,497
Royal Dutch Shell PLC Class A sponsored ADR	19,600	1,372,000
Common Stocks - continued
	Shares	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Talisman Energy, Inc.	18,600	$ 254,577
Valero Energy Corp.	15,600	347,412
		7,525,337
TOTAL ENERGY		9,412,185
FINANCIALS - 22.7%
Capital Markets - 1.3%
Goldman Sachs Group, Inc.	3,700	354,682
Morgan Stanley	33,200	491,028
		845,710
Commercial Banks - 6.4%
BB&T Corp.	9,800	227,066
CIT Group, Inc. (a)	5,800	196,388
Comerica, Inc.	5,300	133,666
First Horizon National Corp.	10,200	78,540
Huntington Bancshares, Inc.	35,311	185,383
KeyCorp	30,970	225,771
SunTrust Banks, Inc.	12,600	228,438
U.S. Bancorp	49,066	1,271,791
Wells Fargo & Co.	64,075	1,656,980
		4,204,023
Consumer Finance - 1.1%
Capital One Financial Corp.	10,600	473,396
Discover Financial Services	10,900	259,638
		733,034
Diversified Financial Services - 4.6%
Citigroup, Inc.	47,963	1,318,023
JPMorgan Chase & Co.	54,695	1,693,904
		3,011,927
Insurance - 5.7%
ACE Ltd.	3,300	229,449
AFLAC, Inc.	8,100	351,864
Berkshire Hathaway, Inc. Class B (a)	5,737	451,846
Hartford Financial Services Group, Inc.	16,400	291,264
Lincoln National Corp.	17,122	345,522
MetLife, Inc.	13,579	427,467
Prudential Financial, Inc.	10,900	551,976
The Chubb Corp.	2,900	195,576
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Insurance - continued
Unum Group	4,700	$ 105,797
Validus Holdings Ltd.	11,043	332,284
XL Group PLC Class A	21,700	447,454
		3,730,499
Real Estate Investment Trusts - 2.7%
CBL & Associates Properties, Inc.	32,844	469,341
DiamondRock Hospitality Co.	13,900	122,042
Lexington Corporate Properties Trust	20,600	156,148
Prologis, Inc.	3,578	99,540
Public Storage	2,400	316,560
Rayonier, Inc.	3,600	146,304
Simon Property Group, Inc.	900	111,906
The Macerich Co.	3,435	172,094
Ventas, Inc.	3,000	158,280
		1,752,215
Real Estate Management & Development - 0.9%
CBRE Group, Inc. (a)	29,528	496,366
Forest City Enterprises, Inc. Class A (a)	5,200	63,128
		559,494
TOTAL FINANCIALS		14,836,902
HEALTH CARE - 12.3%
Biotechnology - 2.4%
Amgen, Inc.	12,400	718,084
Anthera Pharmaceuticals, Inc. (a)	14,500	84,390
Ardea Biosciences, Inc. (a)	7,100	132,628
ARIAD Pharmaceuticals, Inc. (a)	18,500	223,665
ArQule, Inc. (a)	12,600	70,686
BioMarin Pharmaceutical, Inc. (a)	4,800	166,176
Human Genome Sciences, Inc. (a)	4,300	32,981
Theravance, Inc. (a)	3,200	74,688
ZIOPHARM Oncology, Inc. (a)	17,401	90,485
		1,593,783
Health Care Equipment & Supplies - 1.0%
Boston Scientific Corp. (a)	34,000	200,600
Covidien PLC	6,700	305,185
Zimmer Holdings, Inc. (a)	2,343	118,439
		624,224
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Providers & Services - 2.5%
Emeritus Corp. (a)	12,573	$ 199,911
Express Scripts, Inc. (a)	5,400	246,510
Fresenius Medical Care AG & Co. KGaA sponsored ADR (d)	1,400	96,152
Humana, Inc.	1,700	150,756
McKesson Corp.	2,500	203,275
Sunrise Senior Living, Inc. (a)(d)	19,997	100,585
UnitedHealth Group, Inc.	12,500	609,625
		1,606,814
Pharmaceuticals - 6.4%
Cadence Pharmaceuticals, Inc. (a)	10,500	46,095
Eli Lilly & Co.	10,300	389,855
Johnson & Johnson	13,108	848,350
Merck & Co., Inc.	34,730	1,241,598
Pfizer, Inc.	45,829	919,788
Sanofi-aventis sponsored ADR	17,100	598,671
Shire PLC	5,000	168,194
		4,212,551
TOTAL HEALTH CARE		8,037,372
INDUSTRIALS - 8.6%
Aerospace & Defense - 1.5%
Precision Castparts Corp.	2,300	378,925
United Technologies Corp.	7,630	584,458
		963,383
Building Products - 0.7%
Armstrong World Industries, Inc.	5,100	202,419
Owens Corning (a)	9,259	265,733
		468,152
Commercial Services & Supplies - 0.5%
Republic Services, Inc.	11,163	306,424
Construction & Engineering - 0.2%
Fluor Corp.	2,700	148,014
Electrical Equipment - 0.8%
Regal-Beloit Corp.	4,700	247,502
Rockwell Automation, Inc.	3,700	277,611
		525,113
Industrial Conglomerates - 3.4%
Danaher Corp.	10,000	483,800
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Industrial Conglomerates - continued
General Electric Co.	105,247	$ 1,674,480
Koninklijke Philips Electronics NV (depositary receipt) (NY Reg.)	3,600	73,188
		2,231,468
Machinery - 0.5%
Cummins, Inc.	3,416	329,063
Professional Services - 0.4%
Dun & Bradstreet Corp.	2,000	139,740
Robert Half International, Inc.	4,600	121,854
		261,594
Road & Rail - 0.6%
Union Pacific Corp.	3,600	372,276
TOTAL INDUSTRIALS		5,605,487
INFORMATION TECHNOLOGY - 9.9%
Communications Equipment - 2.2%
Cisco Systems, Inc.	60,000	1,118,400
QUALCOMM, Inc.	6,000	328,800
		1,447,200
Computers & Peripherals - 0.9%
Hewlett-Packard Co.	21,752	607,968
Electronic Equipment & Components - 1.3%
Arrow Electronics, Inc. (a)	11,300	413,128
Avnet, Inc. (a)	2,200	65,538
TE Connectivity Ltd.	12,500	396,375
		875,041
Internet Software & Services - 0.5%
eBay, Inc. (a)	10,000	295,900
IT Services - 1.1%
Cognizant Technology Solutions Corp. Class A (a)	3,100	208,785
Fidelity National Information Services, Inc.	6,300	151,767
MasterCard, Inc. Class A	1,000	374,550
		735,102
Office Electronics - 0.4%
Xerox Corp.	30,244	246,489
Semiconductors & Semiconductor Equipment - 1.8%
Analog Devices, Inc.	7,500	261,450
Intersil Corp. Class A	20,500	217,915
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
KLA-Tencor Corp.	5,300	$ 244,330
Lam Research Corp. (a)	4,900	199,773
Marvell Technology Group Ltd. (a)	12,400	175,088
RF Micro Devices, Inc. (a)	11,900	74,137
		1,172,693
Software - 1.7%
Microsoft Corp.	24,200	619,036
Oracle Corp.	15,442	484,107
		1,103,143
TOTAL INFORMATION TECHNOLOGY		6,483,536
MATERIALS - 2.0%
Chemicals - 0.8%
Air Products & Chemicals, Inc.	4,700	393,625
Rockwood Holdings, Inc. (a)	2,900	129,224
		522,849
Containers & Packaging - 0.2%
Ball Corp.	4,600	161,506
Metals & Mining - 1.0%
Goldcorp, Inc.	3,200	172,401
Newcrest Mining Ltd.	4,582	167,165
Newmont Mining Corp.	2,400	165,312
Reliance Steel & Aluminum Co.	3,000	147,330
		652,208
TOTAL MATERIALS		1,336,563
TELECOMMUNICATION SERVICES - 5.4%
Diversified Telecommunication Services - 4.6%
AT&T, Inc.	58,870	1,706,053
CenturyLink, Inc.	13,700	514,024
China Unicom (Hong Kong) Ltd. sponsored ADR (d)	6,500	140,205
Verizon Communications, Inc.	16,800	633,864
		2,994,146
Common Stocks - continued
	Shares	Value
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - 0.8%
American Tower Corp. Class A	4,600	$ 271,400
SBA Communications Corp. Class A (a)	6,300	257,607
		529,007
TOTAL TELECOMMUNICATION SERVICES		3,523,153
UTILITIES - 4.8%
Electric Utilities - 4.5%
American Electric Power Co., Inc.	9,800	388,864
Duke Energy Corp.	19,900	414,915
Edison International	6,793	267,033
El Paso Electric Co.	3,500	120,820
FirstEnergy Corp.	3,907	173,744
NextEra Energy, Inc.	8,000	443,520
PPL Corp.	25,802	774,576
Southern Co.	8,300	364,453
		2,947,925
Multi-Utilities - 0.3%
CMS Energy Corp.	8,789	183,866
TOTAL UTILITIES		3,131,791
TOTAL COMMON STOCKS (Cost $61,446,764)		64,686,968
Money Market Funds - 1.5%

Fidelity Cash Central Fund, 0.11% (b)	750,973	750,973
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	232,375	232,375
TOTAL MONEY MARKET FUNDS (Cost $983,348)		983,348
TOTAL INVESTMENT PORTFOLIO - 100.4% (Cost $62,430,112)		65,670,316
NET OTHER ASSETS (LIABILITIES) - (0.4)%		(254,889)
NET ASSETS - 100%		$ 65,415,427
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 796
Fidelity Securities Lending Cash Central Fund	3,399
Total	$ 4,195
Other Information

The following is a summary of the inputs used, as of November 30, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 6,542,923	$ 6,542,923	$ -	$ -
Consumer Staples	5,777,056	5,621,986	155,070	-
Energy	9,412,185	9,412,185	-	-
Financials	14,836,902	14,836,902	-	-
Health Care	8,037,372	7,869,178	168,194	-
Industrials	5,605,487	5,605,487	-	-
Information Technology	6,483,536	6,483,536	-	-
Materials	1,336,563	1,169,398	167,165	-
Telecommunication Services	3,523,153	3,523,153	-	-
Utilities	3,131,791	3,131,791	-	-
Money Market Funds	983,348	983,348	-	-
Total Investments in Securities:	$ 65,670,316	$ 65,179,887	$ 490,429	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	89.9%
United Kingdom	3.9%
Switzerland	1.3%
Ireland	1.2%
Others (Individually Less Than 1%)	3.7%
100.0%
Income Tax Information

At November 30, 2011, the Fund had a capital loss carryforward of approximately $34,163,767 of which $12,615,361 and $21,548,406 will expire in fiscal 2016 and 2017, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	November 30, 2011
Assets
Investment in securities, at value (including securities loaned of $236,028) - See accompanying schedule: Unaffiliated issuers (cost $61,446,764)	$ 64,686,968
Fidelity Central Funds (cost $983,348)	983,348
Total Investments (cost $62,430,112)		$ 65,670,316
Receivable for investments sold		4,906
Receivable for fund shares sold		26,779
Dividends receivable		167,968
Distributions receivable from Fidelity Central Funds		1,428
Prepaid expenses		206
Receivable from investment adviser for expense reductions		3,018
Other receivables		476
Total assets		65,875,097

Liabilities
Payable for fund shares redeemed	108,596
Accrued management fee	32,954
Distribution and service plan fees payable	24,991
Other affiliated payables	17,963
Other payables and accrued expenses	42,791
Collateral on securities loaned, at value	232,375
Total liabilities		459,670

Net Assets		$ 65,415,427
Net Assets consist of:
Paid in capital		$ 97,185,074
Undistributed net investment income		148,081
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(35,157,934)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		3,240,206
Net Assets		$ 65,415,427

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

November 30, 2011
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($27,909,568 ÷ 3,069,486 shares)	$ 9.09

Maximum offering price per share (100/94.25 of $9.09)	$ 9.64
Class T: Net Asset Value and redemption price per share ($21,318,894 ÷ 2,352,743 shares)	$ 9.06

Maximum offering price per share (100/96.50 of $9.06)	$ 9.39
Class B: Net Asset Value and offering price per share ($3,883,911 ÷ 432,420 shares)A	$ 8.98

Class C: Net Asset Value and offering price per share ($8,921,932 ÷ 1,001,052 shares)A	$ 8.91

Institutional Class: Net Asset Value, offering price and redemption price per share ($3,381,122 ÷ 366,702 shares)	$ 9.22

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended November 30, 2011
Investment Income
Dividends		$ 1,416,092
Income from Fidelity Central Funds		4,195
Total income		1,420,287

Expenses
Management fee Basic fee	$ 431,520
Performance adjustment	(40,324)
Transfer agent fees	235,087
Distribution and service plan fees	355,042
Accounting and security lending fees	30,255
Custodian fees and expenses	13,056
Independent trustees' compensation	437
Registration fees	59,986
Audit	57,840
Legal	462
Miscellaneous	782
Total expenses before reductions	1,144,143
Expense reductions	(19,855)	1,124,288
Net investment income (loss)		295,999
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	7,665,179
Foreign currency transactions	(4,872)
Total net realized gain (loss)		7,660,307
Change in net unrealized appreciation (depreciation) on: Investment securities	(3,858,167)
Assets and liabilities in foreign currencies	89
Total change in net unrealized appreciation (depreciation)		(3,858,078)
Net gain (loss)		3,802,229
Net increase (decrease) in net assets resulting from operations		$ 4,098,228

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended November 30, 2011	Year ended November 30, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 295,999	$ 536,898
Net realized gain (loss)	7,660,307	7,742,975
Change in net unrealized appreciation (depreciation)	(3,858,078)	382,009
Net increase (decrease) in net assets resulting from operations	4,098,228	8,661,882
Distributions to shareholders from net investment income	(640,646)	(443,584)
Share transactions - net increase (decrease)	(19,854,591)	(16,730,090)
Total increase (decrease) in net assets	(16,397,009)	(8,511,792)

Net Assets
Beginning of period	81,812,436	90,324,228
End of period (including undistributed net investment income of $148,081 and undistributed net investment income of $507,091, respectively)	$ 65,415,427	$ 81,812,436

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 8.85	$ 8.07	$ 6.70	$ 12.21	$ 13.04
Income from Investment Operations
Net investment income (loss) C	.06	.07 F	.06	.10	.04
Net realized and unrealized gain (loss)	.27	.77	1.42	(5.05)	.98
Total from investment operations	.33	.84	1.48	(4.95)	1.02
Distributions from net investment income	(.09)	(.06)	(.11)	-	(.07)
Distributions from net realized gain	-	-	-	(.56)	(1.79)
Total distributions	(.09)	(.06)	(.11)	(.56)	(1.85) H
Net asset value, end of period	$ 9.09	$ 8.85	$ 8.07	$ 6.70	$ 12.21
Total Return A, B	3.72%	10.42%	22.49%	(42.50)%	9.19%
Ratios to Average Net Assets D, G
Expenses before reductions	1.27%	1.28%	1.33%	1.28%	1.30%
Expenses net of fee waivers, if any	1.25%	1.25%	1.25%	1.25%	1.25%
Expenses net of all reductions	1.25%	1.25%	1.24%	1.25%	1.25%
Net investment income (loss)	.59%	.83% F	.89%	.97%	.31%
Supplemental Data
Net assets, end of period (000 omitted)	$ 27,910	$ 34,244	$ 36,306	$ 32,365	$ 43,917
Portfolio turnover rate E	65%	103%	135%	170%	136%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.05 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .20%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Total distributions of $1.854 per share is comprised of distributions from net investment income of $.069 and distributions from net realized gain of $1.785 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 8.81	$ 8.04	$ 6.67	$ 12.14	$ 12.96
Income from Investment Operations
Net investment income (loss) C	.03	.05 F	.04	.07	.01
Net realized and unrealized gain (loss)	.28	.76	1.42	(5.02)	.99
Total from investment operations	.31	.81	1.46	(4.95)	1.00
Distributions from net investment income	(.06)	(.04)	(.09)	-	(.03)
Distributions from net realized gain	-	-	-	(.52)	(1.79)
Total distributions	(.06)	(.04)	(.09)	(.52)	(1.82) H
Net asset value, end of period	$ 9.06	$ 8.81	$ 8.04	$ 6.67	$ 12.14
Total Return A, B	3.53%	10.06%	22.12%	(42.62)%	8.99%
Ratios to Average Net Assets D, G
Expenses before reductions	1.53%	1.54%	1.59%	1.53%	1.56%
Expenses net of fee waivers, if any	1.50%	1.50%	1.50%	1.50%	1.50%
Expenses net of all reductions	1.50%	1.49%	1.49%	1.50%	1.50%
Net investment income (loss)	.34%	.58% F	.64%	.72%	.06%
Supplemental Data
Net assets, end of period (000 omitted)	$ 21,319	$ 25,208	$ 29,288	$ 33,023	$ 62,518
Portfolio turnover rate E	65%	103%	135%	170%	136%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.05 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.05)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Total distributions of $1.817 per share is comprised of distributions from net investment income of $.032 and distributions from net realized gain of $1.785 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 8.73	$ 7.96	$ 6.57	$ 11.96	$ 12.77
Income from Investment Operations
Net investment income (loss) C	(.01)	.01 F	.01	.02	(.05)
Net realized and unrealized gain (loss)	.27	.76	1.40	(4.97)	.98
Total from investment operations	.26	.77	1.41	(4.95)	.93
Distributions from net investment income	(.01)	-	(.02)	-	-
Distributions from net realized gain	-	-	-	(.44)	(1.74) H
Total distributions	(.01)	-	(.02)	(.44)	(1.74)
Net asset value, end of period	$ 8.98	$ 8.73	$ 7.96	$ 6.57	$ 11.96
Total Return A, B	2.96%	9.67%	21.46%	(42.96)%	8.51%
Ratios to Average Net Assets D, G
Expenses before reductions	2.02%	2.03%	2.08%	2.03%	2.06%
Expenses net of fee waivers, if any	2.00%	2.00%	2.00%	2.00%	2.00%
Expenses net of all reductions	2.00%	1.99%	1.99%	2.00%	1.99%
Net investment income (loss)	(.16)%	.08% F	.14%	.22%	(.44)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,884	$ 5,478	$ 7,007	$ 8,296	$ 19,277
Portfolio turnover rate E	65%	103%	135%	170%	136%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.05 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.55)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Distributions from net realized gain represent $1.743 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 8.67	$ 7.91	$ 6.55	$ 11.93	$ 12.76
Income from Investment Operations
Net investment income (loss) C	(.01)	.01 F	.01	.02	(.05)
Net realized and unrealized gain (loss)	.27	.75	1.39	(4.94)	.97
Total from investment operations	.26	.76	1.40	(4.92)	.92
Distributions from net investment income	(.02)	- H	(.04)	-	-
Distributions from net realized gain	-	-	-	(.46)	(1.75) I
Total distributions	(.02)	- H	(.04)	(.46)	(1.75)
Net asset value, end of period	$ 8.91	$ 8.67	$ 7.91	$ 6.55	$ 11.93
Total Return A, B	2.95%	9.64%	21.46%	(42.90)%	8.43%
Ratios to Average Net Assets D, G
Expenses before reductions	2.02%	2.03%	2.08%	2.03%	2.06%
Expenses net of fee waivers, if any	2.00%	2.00%	2.00%	2.00%	2.00%
Expenses net of all reductions	2.00%	1.99%	1.99%	2.00%	1.99%
Net investment income (loss)	(.16)%	.08% F	.14%	.22%	(.44)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,922	$ 10,265	$ 11,556	$ 11,104	$ 20,038
Portfolio turnover rate E	65%	103%	135%	170%	136%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.05 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.55)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Distributions from net realized gain represent $1.752 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 8.97	$ 8.18	$ 6.80	$ 12.38	$ 13.18
Income from Investment Operations
Net investment income (loss) B	.08	.09 E	.08	.12	.08
Net realized and unrealized gain (loss)	.29	.78	1.43	(5.11)	1.01
Total from investment operations	.37	.87	1.51	(4.99)	1.09
Distributions from net investment income	(.12)	(.08)	(.13)	-	(.10)
Distributions from net realized gain	-	-	-	(.59)	(1.79)
Total distributions	(.12)	(.08)	(.13)	(.59)	(1.89) G
Net asset value, end of period	$ 9.22	$ 8.97	$ 8.18	$ 6.80	$ 12.38
Total Return A	4.05%	10.65%	22.71%	(42.34)%	9.65%
Ratios to Average Net Assets C, F
Expenses before reductions	1.01%	1.03%	1.08%	1.01%	.94%
Expenses net of fee waivers, if any	1.00%	1.00%	1.00%	1.00%	.94%
Expenses net of all reductions	1.00%	1.00%	1.00%	1.00%	.93%
Net investment income (loss)	.84%	1.08% E	1.14%	1.22%	.62%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,381	$ 6,617	$ 6,168	$ 5,173	$ 4,678
Portfolio turnover rate D	65%	103%	135%	170%	136%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.05 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .45%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $1.888 per share is comprised of distributions from net investment income of $.103 and distributions from net realized gain of $1.785 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2011

1. Organization.

Fidelity Advisor Equity Value Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of November 30, 2011, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of November 30, 2011, the Fund did not have any unrecognized tax benefits in the financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to partnerships, foreign currency transactions, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 6,855,395
Gross unrealized depreciation	(4,609,357)
Net unrealized appreciation (depreciation) on securities and other investments	$ 2,246,038

Tax Cost	$ 63,424,278

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 148,081
Capital loss carryforward	$ (34,163,767)
Net unrealized appreciation (depreciation)	$ 2,246,040

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the Act), the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund's first fiscal year end subject to the Act will be November 30, 2012.

The tax character of distributions paid was as follows:

	November 30, 2011	November 30, 2010
Ordinary Income	$ 640,646	$ 443,584

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $49,816,817 and $70,621,809, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the Institutional Class of the Fund as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .51% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 80,740	$ 515
Class T	.25%	.25%	124,798	452
Class B	.75%	.25%	48,822	36,680
Class C	.75%	.25%	100,682	6,044
			$ 355,042	$ 43,691

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B, 1.00% for Class C, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 6,995
Class T	3,813
Class B*	6,872
Class C*	446
$ 18,126

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 97,679.30
Class T	77,780.31
Class B	14,759.30
Class C	30,518.30
Institutional Class	14,351.28
	$ 235,087

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $3,692 for the period.

Annual Report

Notes to Financial Statements - continued

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $249 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $3,399. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

Annual Report

8. Expense Reductions - continued

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	1.25%	$ 5,850
Class T	1.50%	6,867
Class B	2.00%	969
Class C	2.00%	1,933
Institutional Class	1.00%	223
		$ 15,842

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $4,013 for the period.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2011	2010
From net investment income
Class A	$ 353,584	$ 254,443
Class T	176,686	130,440
Class B	5,575	-
Class C	18,328	2,896
Institutional Class	86,473	55,805
Total	$ 640,646	$ 443,584

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2011	2010	2011	2010
Class A
Shares sold	575,837	808,129	$ 5,469,472	$ 6,978,198
Reinvestment of distributions	35,093	29,399	328,121	241,955
Shares redeemed	(1,411,614)	(1,466,975)	(13,478,343)	(12,631,971)
Net increase (decrease)	(800,684)	(629,447)	$ (7,680,750)	$ (5,411,818)

Annual Report

Notes to Financial Statements - continued

10. Share Transactions - continued

	Shares		Dollars
Years ended November 30,	2011	2010	2011	2010
Class T
Shares sold	278,257	494,767	$ 2,649,081	$ 4,250,520
Reinvestment of distributions	18,100	15,270	169,054	125,517
Shares redeemed	(804,027)	(1,294,237)	(7,619,768)	(11,128,295)
Net increase (decrease)	(507,670)	(784,200)	$ (4,801,633)	$ (6,752,258)
Class B
Shares sold	13,734	65,545	$ 128,198	$ 560,062
Reinvestment of distributions	560	-	5,209	-
Shares redeemed	(209,433)	(317,716)	(1,988,321)	(2,691,253)
Net increase (decrease)	(195,139)	(252,171)	$ (1,854,914)	$ (2,131,191)
Class C
Shares sold	119,311	146,897	$ 1,117,877	$ 1,235,414
Reinvestment of distributions	1,837	326	16,951	2,645
Shares redeemed	(304,252)	(423,746)	(2,850,524)	(3,529,749)
Net increase (decrease)	(183,104)	(276,523)	$ (1,715,696)	$ (2,291,690)
Institutional Class
Shares sold	117,761	174,032	$ 1,161,636	$ 1,507,236
Reinvestment of distributions	8,010	5,796	75,776	48,278
Shares redeemed	(496,691)	(196,472)	(5,039,010)	(1,698,647)
Net increase (decrease)	(370,920)	(16,644)	$ (3,801,598)	$ (143,133)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Equity Value Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Equity Value Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments, as of November 30, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2011, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Equity Value Fund as of November 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 12, 2012

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 226 funds advised by FMR or an affiliate. Mr. Curvey oversees 429 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (58)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (67)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Robert W. Selander (61)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (67)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (61)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (42)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (47)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Thomas C. Hense (47)

Year of Election or Appointment: 2008 or 2010

Vice President of Fidelity's High Income (2008), Small Cap (2008), and Value (2010) Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (53)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (64)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (50)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Joseph F. Zambello (54)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (44)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President and Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II (2011-present), Assistant Treasurer of other Fidelity funds (2010-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (53)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

Class A designates 100%; Class T designates 100%; Class B designates 100%; and Class C designates 100%; of the dividends distributed in December 2010, as qualifying for the dividends-received deduction for corporate shareholders.

Class A designates 100%; Class T designates 100%; Class B designates 100%; and Class C designates 100%; of the dividends distributed in December 2010, as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Equity Value Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2011 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has devoted increased resources to non-U.S. offices. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and enhancers. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools which permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in their deliberations, the Board considered the Investment Advisers' trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers, with 35 new branches opening since 2010.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) rationalizing product lines through the mergers of six funds into other funds; (iii) continuing to migrate the Freedom Funds to dedicated lower cost underlying funds; (iv) obtaining shareholder approval to broaden the investment strategies for Fidelity Consumer Finance Portfolio, Fidelity Emerging Asia Fund, and Fidelity Environment and Alternative Energy Portfolio; (v) contractually agreeing to reduce the management fees and impose other expense limitations on Spartan 500 Index Fund and U.S. Bond Index Fund in connection with launching new institutional classes of these funds; (vi) changing the name, primary and supplemental benchmarks, and investment policies of Fidelity Global Strategies Fund to support the fund's flexible investment mandate and global orientation; and (vii) reducing the transfer agency account fee rates on certain accounts.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a custom peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2010, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a custom peer group of mutual funds defined by FMR based on categories assigned by Morningstar, Inc. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated. The fund's custom peer group, defined by FMR, is a peer group that FMR believes provides a more meaningful performance comparison than the peer group assigned by Morningstar, Inc., which assigns mutual funds to categories based on their investment styles as measured by their underlying portfolio holdings.

Annual Report

Fidelity Advisor Equity Value Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Institutional Class (Class I) of the fund was in the second quartile for the one-year period, the fourth quartile for the three-year period, and the third quartile for the five-year period. The Board also noted that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity Advisor Equity Value Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2010. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A and Class B ranked below its competitive median for 2010, the total expense ratio of each of Class C and Institutional Class ranked equal to its competitive median for 2010, and the total expense ratio of Class T ranked above its competitive median for 2010. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Class T was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers and other key personnel and strategies for attracting and retaining non-investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) historical trends in Fidelity's realization of fall-out benefits; (vi) Fidelity's group fee structures and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and Fidelity's compliance practices with respect to performance adjustment calculations; (ix) the fee structures in place for certain other Fidelity clients; and (x) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expense ratios for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

AEV-UANN-0112
1.786683.108

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®
Equity Value
Fund - Institutional Class

Annual Report

November 30, 2011

Contents

Chairman's Message	(Click Here)	The Chairman's message to shareholders.
Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) website at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_James_C_Curvey)

Dear Shareholder:

The unusually high level of volatility that global equity markets have experienced since early August continued through the end of November. Most major indexes were unable to gain much traction during this time frame, as concern about the sovereign debt crisis in Europe continued to overshadow strong corporate earnings and better-than-expected economic news. High-grade bonds, meanwhile, fared slightly better amid periodic flights to quality. Financial markets are difficult to predict, of course, but you can help put the odds in your favor by following these time-tested investment principles.

One of the basic tenets is to invest according to your time horizon. For long-term investors, riding out the markets' inevitable ups and downs has proven much more effective than making decisions based on short-term developments. If your goal is approaching, you can also benefit from patience and restraint, rather than attempting to time the market. No matter your time horizon, missing only a few of the markets' best days can significantly diminish returns. Patience also affords the benefits of compounding - earning interest on additional income or reinvested dividends and capital gains. While staying the course doesn't eliminate risk, it can considerably lessen the negative impact of short-term downturns.

Asset allocation is another principle to manage risk. As you spread your portfolio among the asset classes, be sure to consider your time horizon, risk tolerance and investment objectives. Younger investors may be better served by emphasizing equities, which historically have been the best-performing asset class over time. Investors who are nearing a specific goal, such as retirement or sending a child to college, may choose to favor bonds and other investments that have tended to be more stable. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. After deciding on a suitable allocation strategy, make sure your portfolio is adequately diversified, with exposure to stocks of small-, mid- and large-cap companies in a range of sectors, for example. And today, more than ever, geographic diversification should be taken into account.

Lastly, investing a certain amount of money on a regular basis - a principle known as dollar-cost averaging - can help lower the average cost of your purchases, while also giving you the discipline to avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to learn more by visiting us on the Internet, dropping by one of our Investor Centers or calling us by phone. It is our privilege to provide the resources you need to choose investments that are right for you.

Sincerely,

(The acting chairman's signature appears here.)

James C. Curvey
Acting Chairman

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended November 30, 2011	Past 1 year	Past 5 years	Past 10 years
Institutional Class	4.05%	-2.23%	3.44%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Equity Value Fund - Institutional Class on November 30, 2001. The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks overcame a sharp summer drop to post solid gains for the year ending November 30, 2011. Bullishness in the first half of the period gave way to a sudden reversal in July and August, as debate over the U.S. debt ceiling, a downgrade of the country's long-term sovereign credit rating and more debt woes in Europe led the S&P 500® Index to its worst calendar-quarter finish in almost three years. However, in October, a possible solution to the eurozone debt crisis and encouraging U.S. economic data fueled a rally that pushed the broad-based index up roughly 11%, its highest monthly return since December 1991. Although a Congressional stalemate over deficit reductions kept volatility alive in November, the S&P 500® finished the year up 7.83%, while the blue-chip Dow Jones Industrial AverageSM added 12.39% and the technology-heavy Nasdaq Composite® Index rose 5.93%. Within the S&P 500®, sector performance was mixed, with financials (-10%) struggling, while the defensive utilities (+20%) and consumer staples (+16%) segments fared best. Small and mid-sized stocks posted more-modest gains than their large-cap counterparts, with the Russell 2000® and Russell Midcap® indexes adding 2.75% and 5.39%, respectively. Uncertainty in Europe hurt foreign developed-markets stocks, as the MSCI® EAFE® (Europe, Australasia, Far East) Index fell 4.01%.

Comments from Scott Offen, Portfolio Manager of Fidelity Advisor® Equity Value Fund: For the year, the fund's Institutional Class shares returned 4.05%, underperforming the 5.72% gain of the Russell 3000® Value Index. Stock picking in health care, industrials and information technology hurt relative performance. Security selection in financials also detracted, but was offset by an underweighting in this weak-performing sector. In tech, not owning semiconductor maker and index component Intel hurt, as did a stake in Cisco Systems, which was added to the index in July. Elsewhere, financial services giant Citigroup hurt, along with JPMorgan Chase and wireless telecommunication services firm Sprint Nextel. On the plus side, a lighter-than-index weighting in financials helped, led by an underweighting in Bank of America. We also benefited from stock selection in the consumer durables and apparel industries within consumer discretionary - which offset weak results in retailing and media - and from positioning in consumer staples. Other contributors included an out-of-benchmark stake in pharmaceutical company Pharmasset, and investments in oil refiner Holly - which merged with Frontier Oil in July - and tobacco company Philip Morris International. Many of the stocks I've mentioned were not held at period end.

Note to shareholders: Sean Gavin will become Portfolio Manager of the fund on January 12, 2012.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2011 to November 30, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value June 1, 2011	Ending Account Value November 30, 2011	Expenses Paid During Period* June 1, 2011 to November 30, 2011
Class A	1.25%
Actual		$ 1,000.00	$ 886.80	$ 5.91
HypotheticalA		$ 1,000.00	$ 1,018.80	$ 6.33
Class T	1.50%
Actual		$ 1,000.00	$ 886.50	$ 7.09
HypotheticalA		$ 1,000.00	$ 1,017.55	$ 7.59
Class B	2.00%
Actual		$ 1,000.00	$ 883.90	$ 9.45
HypotheticalA		$ 1,000.00	$ 1,015.04	$ 10.10
Class C	2.00%
Actual		$ 1,000.00	$ 883.90	$ 9.45
HypotheticalA		$ 1,000.00	$ 1,015.04	$ 10.10
Institutional Class	1.00%
Actual		$ 1,000.00	$ 888.20	$ 4.73
HypotheticalA		$ 1,000.00	$ 1,020.05	$ 5.06

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of November 30, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Chevron Corp.	3.0	2.7
Procter & Gamble Co.	2.8	1.5
AT&T, Inc.	2.6	2.5
JPMorgan Chase & Co.	2.6	2.8
General Electric Co.	2.6	1.5
Wells Fargo & Co.	2.5	1.9
Exxon Mobil Corp.	2.4	0.5
Royal Dutch Shell PLC Class A sponsored ADR	2.1	1.0
Citigroup, Inc.	2.0	1.8
U.S. Bancorp	1.9	1.6
	24.5
Top Five Market Sectors as of November 30, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	22.7	22.0
Energy	14.4	13.7
Health Care	12.3	13.2
Consumer Discretionary	10.0	10.3
Information Technology	9.9	8.3
Asset Allocation (% of fund's net assets)
As of November 30, 2011 *		As of May 31, 2011 **
	Stocks 98.9%		Stocks 99.5%
	Short-Term Investments and Net Other Assets 1.1%		Short-Term Investments and Net Other Assets 0.5%
* Foreign investments	10.1%	** Foreign investments	10.2%

Annual Report

Investments November 30, 2011

Showing Percentage of Net Assets

Common Stocks - 98.9%
	Shares	Value
CONSUMER DISCRETIONARY - 10.0%
Auto Components - 0.3%
Modine Manufacturing Co. (a)	10,900	$ 105,512
Tenneco, Inc. (a)	3,600	104,256
		209,768
Hotels, Restaurants & Leisure - 1.7%
Arcos Dorados Holdings, Inc.	2,300	50,416
Denny's Corp. (a)	43,319	147,285
McDonald's Corp.	1,800	171,936
Starbucks Corp.	7,118	309,491
Starwood Hotels & Resorts Worldwide, Inc.	2,900	138,272
Wyndham Worldwide Corp.	8,800	311,960
		1,129,360
Household Durables - 1.6%
D.R. Horton, Inc.	42,681	508,331
Lennar Corp. Class A	29,200	537,572
		1,045,903
Media - 3.5%
Comcast Corp. Class A	29,200	661,964
The Walt Disney Co.	23,095	827,956
Time Warner Cable, Inc.	7,141	431,888
Time Warner, Inc.	10,100	351,682
		2,273,490
Specialty Retail - 1.5%
Advance Auto Parts, Inc.	6,600	456,852
Lowe's Companies, Inc.	13,000	312,130
TJX Companies, Inc.	3,700	228,290
		997,272
Textiles, Apparel & Luxury Goods - 1.4%
PVH Corp.	5,100	346,239
VF Corp.	3,900	540,891
		887,130
TOTAL CONSUMER DISCRETIONARY		6,542,923
CONSUMER STAPLES - 8.8%
Beverages - 0.5%
Anheuser-Busch InBev SA NV	2,593	155,070
Dr Pepper Snapple Group, Inc.	4,963	181,298
		336,368
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Food & Staples Retailing - 1.1%
Casey's General Stores, Inc.	3,000	$ 160,140
CVS Caremark Corp.	13,300	516,572
Walgreen Co.	2,200	74,184
		750,896
Food Products - 0.7%
Kraft Foods, Inc. Class A	12,700	459,105
Household Products - 3.6%
Colgate-Palmolive Co.	5,700	521,550
Procter & Gamble Co.	27,942	1,804,215
		2,325,765
Tobacco - 2.9%
British American Tobacco PLC sponsored ADR	2,900	270,135
Imperial Tobacco Group PLC	13,714	492,441
Lorillard, Inc.	2,600	290,212
Philip Morris International, Inc.	11,177	852,134
		1,904,922
TOTAL CONSUMER STAPLES		5,777,056
ENERGY - 14.4%
Energy Equipment & Services - 2.9%
Ensco International Ltd. ADR	7,350	381,980
National Oilwell Varco, Inc.	11,900	853,230
Noble Corp.	6,200	214,086
Oceaneering International, Inc.	9,200	437,552
		1,886,848
Oil, Gas & Consumable Fuels - 11.5%
Apache Corp.	5,200	517,088
Atlas Pipeline Partners, LP	3,100	107,880
Cabot Oil & Gas Corp.	3,500	310,065
Chevron Corp.	18,897	1,942,984
Exxon Mobil Corp.	19,800	1,592,712
Hess Corp.	5,100	307,122
Occidental Petroleum Corp.	7,821	773,497
Royal Dutch Shell PLC Class A sponsored ADR	19,600	1,372,000
Common Stocks - continued
	Shares	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Talisman Energy, Inc.	18,600	$ 254,577
Valero Energy Corp.	15,600	347,412
		7,525,337
TOTAL ENERGY		9,412,185
FINANCIALS - 22.7%
Capital Markets - 1.3%
Goldman Sachs Group, Inc.	3,700	354,682
Morgan Stanley	33,200	491,028
		845,710
Commercial Banks - 6.4%
BB&T Corp.	9,800	227,066
CIT Group, Inc. (a)	5,800	196,388
Comerica, Inc.	5,300	133,666
First Horizon National Corp.	10,200	78,540
Huntington Bancshares, Inc.	35,311	185,383
KeyCorp	30,970	225,771
SunTrust Banks, Inc.	12,600	228,438
U.S. Bancorp	49,066	1,271,791
Wells Fargo & Co.	64,075	1,656,980
		4,204,023
Consumer Finance - 1.1%
Capital One Financial Corp.	10,600	473,396
Discover Financial Services	10,900	259,638
		733,034
Diversified Financial Services - 4.6%
Citigroup, Inc.	47,963	1,318,023
JPMorgan Chase & Co.	54,695	1,693,904
		3,011,927
Insurance - 5.7%
ACE Ltd.	3,300	229,449
AFLAC, Inc.	8,100	351,864
Berkshire Hathaway, Inc. Class B (a)	5,737	451,846
Hartford Financial Services Group, Inc.	16,400	291,264
Lincoln National Corp.	17,122	345,522
MetLife, Inc.	13,579	427,467
Prudential Financial, Inc.	10,900	551,976
The Chubb Corp.	2,900	195,576
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Insurance - continued
Unum Group	4,700	$ 105,797
Validus Holdings Ltd.	11,043	332,284
XL Group PLC Class A	21,700	447,454
		3,730,499
Real Estate Investment Trusts - 2.7%
CBL & Associates Properties, Inc.	32,844	469,341
DiamondRock Hospitality Co.	13,900	122,042
Lexington Corporate Properties Trust	20,600	156,148
Prologis, Inc.	3,578	99,540
Public Storage	2,400	316,560
Rayonier, Inc.	3,600	146,304
Simon Property Group, Inc.	900	111,906
The Macerich Co.	3,435	172,094
Ventas, Inc.	3,000	158,280
		1,752,215
Real Estate Management & Development - 0.9%
CBRE Group, Inc. (a)	29,528	496,366
Forest City Enterprises, Inc. Class A (a)	5,200	63,128
		559,494
TOTAL FINANCIALS		14,836,902
HEALTH CARE - 12.3%
Biotechnology - 2.4%
Amgen, Inc.	12,400	718,084
Anthera Pharmaceuticals, Inc. (a)	14,500	84,390
Ardea Biosciences, Inc. (a)	7,100	132,628
ARIAD Pharmaceuticals, Inc. (a)	18,500	223,665
ArQule, Inc. (a)	12,600	70,686
BioMarin Pharmaceutical, Inc. (a)	4,800	166,176
Human Genome Sciences, Inc. (a)	4,300	32,981
Theravance, Inc. (a)	3,200	74,688
ZIOPHARM Oncology, Inc. (a)	17,401	90,485
		1,593,783
Health Care Equipment & Supplies - 1.0%
Boston Scientific Corp. (a)	34,000	200,600
Covidien PLC	6,700	305,185
Zimmer Holdings, Inc. (a)	2,343	118,439
		624,224
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Providers & Services - 2.5%
Emeritus Corp. (a)	12,573	$ 199,911
Express Scripts, Inc. (a)	5,400	246,510
Fresenius Medical Care AG & Co. KGaA sponsored ADR (d)	1,400	96,152
Humana, Inc.	1,700	150,756
McKesson Corp.	2,500	203,275
Sunrise Senior Living, Inc. (a)(d)	19,997	100,585
UnitedHealth Group, Inc.	12,500	609,625
		1,606,814
Pharmaceuticals - 6.4%
Cadence Pharmaceuticals, Inc. (a)	10,500	46,095
Eli Lilly & Co.	10,300	389,855
Johnson & Johnson	13,108	848,350
Merck & Co., Inc.	34,730	1,241,598
Pfizer, Inc.	45,829	919,788
Sanofi-aventis sponsored ADR	17,100	598,671
Shire PLC	5,000	168,194
		4,212,551
TOTAL HEALTH CARE		8,037,372
INDUSTRIALS - 8.6%
Aerospace & Defense - 1.5%
Precision Castparts Corp.	2,300	378,925
United Technologies Corp.	7,630	584,458
		963,383
Building Products - 0.7%
Armstrong World Industries, Inc.	5,100	202,419
Owens Corning (a)	9,259	265,733
		468,152
Commercial Services & Supplies - 0.5%
Republic Services, Inc.	11,163	306,424
Construction & Engineering - 0.2%
Fluor Corp.	2,700	148,014
Electrical Equipment - 0.8%
Regal-Beloit Corp.	4,700	247,502
Rockwell Automation, Inc.	3,700	277,611
		525,113
Industrial Conglomerates - 3.4%
Danaher Corp.	10,000	483,800
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Industrial Conglomerates - continued
General Electric Co.	105,247	$ 1,674,480
Koninklijke Philips Electronics NV (depositary receipt) (NY Reg.)	3,600	73,188
		2,231,468
Machinery - 0.5%
Cummins, Inc.	3,416	329,063
Professional Services - 0.4%
Dun & Bradstreet Corp.	2,000	139,740
Robert Half International, Inc.	4,600	121,854
		261,594
Road & Rail - 0.6%
Union Pacific Corp.	3,600	372,276
TOTAL INDUSTRIALS		5,605,487
INFORMATION TECHNOLOGY - 9.9%
Communications Equipment - 2.2%
Cisco Systems, Inc.	60,000	1,118,400
QUALCOMM, Inc.	6,000	328,800
		1,447,200
Computers & Peripherals - 0.9%
Hewlett-Packard Co.	21,752	607,968
Electronic Equipment & Components - 1.3%
Arrow Electronics, Inc. (a)	11,300	413,128
Avnet, Inc. (a)	2,200	65,538
TE Connectivity Ltd.	12,500	396,375
		875,041
Internet Software & Services - 0.5%
eBay, Inc. (a)	10,000	295,900
IT Services - 1.1%
Cognizant Technology Solutions Corp. Class A (a)	3,100	208,785
Fidelity National Information Services, Inc.	6,300	151,767
MasterCard, Inc. Class A	1,000	374,550
		735,102
Office Electronics - 0.4%
Xerox Corp.	30,244	246,489
Semiconductors & Semiconductor Equipment - 1.8%
Analog Devices, Inc.	7,500	261,450
Intersil Corp. Class A	20,500	217,915
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
KLA-Tencor Corp.	5,300	$ 244,330
Lam Research Corp. (a)	4,900	199,773
Marvell Technology Group Ltd. (a)	12,400	175,088
RF Micro Devices, Inc. (a)	11,900	74,137
		1,172,693
Software - 1.7%
Microsoft Corp.	24,200	619,036
Oracle Corp.	15,442	484,107
		1,103,143
TOTAL INFORMATION TECHNOLOGY		6,483,536
MATERIALS - 2.0%
Chemicals - 0.8%
Air Products & Chemicals, Inc.	4,700	393,625
Rockwood Holdings, Inc. (a)	2,900	129,224
		522,849
Containers & Packaging - 0.2%
Ball Corp.	4,600	161,506
Metals & Mining - 1.0%
Goldcorp, Inc.	3,200	172,401
Newcrest Mining Ltd.	4,582	167,165
Newmont Mining Corp.	2,400	165,312
Reliance Steel & Aluminum Co.	3,000	147,330
		652,208
TOTAL MATERIALS		1,336,563
TELECOMMUNICATION SERVICES - 5.4%
Diversified Telecommunication Services - 4.6%
AT&T, Inc.	58,870	1,706,053
CenturyLink, Inc.	13,700	514,024
China Unicom (Hong Kong) Ltd. sponsored ADR (d)	6,500	140,205
Verizon Communications, Inc.	16,800	633,864
		2,994,146
Common Stocks - continued
	Shares	Value
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - 0.8%
American Tower Corp. Class A	4,600	$ 271,400
SBA Communications Corp. Class A (a)	6,300	257,607
		529,007
TOTAL TELECOMMUNICATION SERVICES		3,523,153
UTILITIES - 4.8%
Electric Utilities - 4.5%
American Electric Power Co., Inc.	9,800	388,864
Duke Energy Corp.	19,900	414,915
Edison International	6,793	267,033
El Paso Electric Co.	3,500	120,820
FirstEnergy Corp.	3,907	173,744
NextEra Energy, Inc.	8,000	443,520
PPL Corp.	25,802	774,576
Southern Co.	8,300	364,453
		2,947,925
Multi-Utilities - 0.3%
CMS Energy Corp.	8,789	183,866
TOTAL UTILITIES		3,131,791
TOTAL COMMON STOCKS (Cost $61,446,764)		64,686,968
Money Market Funds - 1.5%

Fidelity Cash Central Fund, 0.11% (b)	750,973	750,973
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	232,375	232,375
TOTAL MONEY MARKET FUNDS (Cost $983,348)		983,348
TOTAL INVESTMENT PORTFOLIO - 100.4% (Cost $62,430,112)		65,670,316
NET OTHER ASSETS (LIABILITIES) - (0.4)%		(254,889)
NET ASSETS - 100%		$ 65,415,427
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 796
Fidelity Securities Lending Cash Central Fund	3,399
Total	$ 4,195
Other Information

The following is a summary of the inputs used, as of November 30, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 6,542,923	$ 6,542,923	$ -	$ -
Consumer Staples	5,777,056	5,621,986	155,070	-
Energy	9,412,185	9,412,185	-	-
Financials	14,836,902	14,836,902	-	-
Health Care	8,037,372	7,869,178	168,194	-
Industrials	5,605,487	5,605,487	-	-
Information Technology	6,483,536	6,483,536	-	-
Materials	1,336,563	1,169,398	167,165	-
Telecommunication Services	3,523,153	3,523,153	-	-
Utilities	3,131,791	3,131,791	-	-
Money Market Funds	983,348	983,348	-	-
Total Investments in Securities:	$ 65,670,316	$ 65,179,887	$ 490,429	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	89.9%
United Kingdom	3.9%
Switzerland	1.3%
Ireland	1.2%
Others (Individually Less Than 1%)	3.7%
100.0%
Income Tax Information

At November 30, 2011, the Fund had a capital loss carryforward of approximately $34,163,767 of which $12,615,361 and $21,548,406 will expire in fiscal 2016 and 2017, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	November 30, 2011
Assets
Investment in securities, at value (including securities loaned of $236,028) - See accompanying schedule: Unaffiliated issuers (cost $61,446,764)	$ 64,686,968
Fidelity Central Funds (cost $983,348)	983,348
Total Investments (cost $62,430,112)		$ 65,670,316
Receivable for investments sold		4,906
Receivable for fund shares sold		26,779
Dividends receivable		167,968
Distributions receivable from Fidelity Central Funds		1,428
Prepaid expenses		206
Receivable from investment adviser for expense reductions		3,018
Other receivables		476
Total assets		65,875,097

Liabilities
Payable for fund shares redeemed	108,596
Accrued management fee	32,954
Distribution and service plan fees payable	24,991
Other affiliated payables	17,963
Other payables and accrued expenses	42,791
Collateral on securities loaned, at value	232,375
Total liabilities		459,670

Net Assets		$ 65,415,427
Net Assets consist of:
Paid in capital		$ 97,185,074
Undistributed net investment income		148,081
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(35,157,934)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		3,240,206
Net Assets		$ 65,415,427

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

November 30, 2011
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($27,909,568 ÷ 3,069,486 shares)	$ 9.09

Maximum offering price per share (100/94.25 of $9.09)	$ 9.64
Class T: Net Asset Value and redemption price per share ($21,318,894 ÷ 2,352,743 shares)	$ 9.06

Maximum offering price per share (100/96.50 of $9.06)	$ 9.39
Class B: Net Asset Value and offering price per share ($3,883,911 ÷ 432,420 shares)A	$ 8.98

Class C: Net Asset Value and offering price per share ($8,921,932 ÷ 1,001,052 shares)A	$ 8.91

Institutional Class: Net Asset Value, offering price and redemption price per share ($3,381,122 ÷ 366,702 shares)	$ 9.22

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended November 30, 2011
Investment Income
Dividends		$ 1,416,092
Income from Fidelity Central Funds		4,195
Total income		1,420,287

Expenses
Management fee Basic fee	$ 431,520
Performance adjustment	(40,324)
Transfer agent fees	235,087
Distribution and service plan fees	355,042
Accounting and security lending fees	30,255
Custodian fees and expenses	13,056
Independent trustees' compensation	437
Registration fees	59,986
Audit	57,840
Legal	462
Miscellaneous	782
Total expenses before reductions	1,144,143
Expense reductions	(19,855)	1,124,288
Net investment income (loss)		295,999
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	7,665,179
Foreign currency transactions	(4,872)
Total net realized gain (loss)		7,660,307
Change in net unrealized appreciation (depreciation) on: Investment securities	(3,858,167)
Assets and liabilities in foreign currencies	89
Total change in net unrealized appreciation (depreciation)		(3,858,078)
Net gain (loss)		3,802,229
Net increase (decrease) in net assets resulting from operations		$ 4,098,228

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended November 30, 2011	Year ended November 30, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 295,999	$ 536,898
Net realized gain (loss)	7,660,307	7,742,975
Change in net unrealized appreciation (depreciation)	(3,858,078)	382,009
Net increase (decrease) in net assets resulting from operations	4,098,228	8,661,882
Distributions to shareholders from net investment income	(640,646)	(443,584)
Share transactions - net increase (decrease)	(19,854,591)	(16,730,090)
Total increase (decrease) in net assets	(16,397,009)	(8,511,792)

Net Assets
Beginning of period	81,812,436	90,324,228
End of period (including undistributed net investment income of $148,081 and undistributed net investment income of $507,091, respectively)	$ 65,415,427	$ 81,812,436

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 8.85	$ 8.07	$ 6.70	$ 12.21	$ 13.04
Income from Investment Operations
Net investment income (loss) C	.06	.07 F	.06	.10	.04
Net realized and unrealized gain (loss)	.27	.77	1.42	(5.05)	.98
Total from investment operations	.33	.84	1.48	(4.95)	1.02
Distributions from net investment income	(.09)	(.06)	(.11)	-	(.07)
Distributions from net realized gain	-	-	-	(.56)	(1.79)
Total distributions	(.09)	(.06)	(.11)	(.56)	(1.85) H
Net asset value, end of period	$ 9.09	$ 8.85	$ 8.07	$ 6.70	$ 12.21
Total Return A, B	3.72%	10.42%	22.49%	(42.50)%	9.19%
Ratios to Average Net Assets D, G
Expenses before reductions	1.27%	1.28%	1.33%	1.28%	1.30%
Expenses net of fee waivers, if any	1.25%	1.25%	1.25%	1.25%	1.25%
Expenses net of all reductions	1.25%	1.25%	1.24%	1.25%	1.25%
Net investment income (loss)	.59%	.83% F	.89%	.97%	.31%
Supplemental Data
Net assets, end of period (000 omitted)	$ 27,910	$ 34,244	$ 36,306	$ 32,365	$ 43,917
Portfolio turnover rate E	65%	103%	135%	170%	136%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.05 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .20%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Total distributions of $1.854 per share is comprised of distributions from net investment income of $.069 and distributions from net realized gain of $1.785 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 8.81	$ 8.04	$ 6.67	$ 12.14	$ 12.96
Income from Investment Operations
Net investment income (loss) C	.03	.05 F	.04	.07	.01
Net realized and unrealized gain (loss)	.28	.76	1.42	(5.02)	.99
Total from investment operations	.31	.81	1.46	(4.95)	1.00
Distributions from net investment income	(.06)	(.04)	(.09)	-	(.03)
Distributions from net realized gain	-	-	-	(.52)	(1.79)
Total distributions	(.06)	(.04)	(.09)	(.52)	(1.82) H
Net asset value, end of period	$ 9.06	$ 8.81	$ 8.04	$ 6.67	$ 12.14
Total Return A, B	3.53%	10.06%	22.12%	(42.62)%	8.99%
Ratios to Average Net Assets D, G
Expenses before reductions	1.53%	1.54%	1.59%	1.53%	1.56%
Expenses net of fee waivers, if any	1.50%	1.50%	1.50%	1.50%	1.50%
Expenses net of all reductions	1.50%	1.49%	1.49%	1.50%	1.50%
Net investment income (loss)	.34%	.58% F	.64%	.72%	.06%
Supplemental Data
Net assets, end of period (000 omitted)	$ 21,319	$ 25,208	$ 29,288	$ 33,023	$ 62,518
Portfolio turnover rate E	65%	103%	135%	170%	136%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.05 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.05)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Total distributions of $1.817 per share is comprised of distributions from net investment income of $.032 and distributions from net realized gain of $1.785 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 8.73	$ 7.96	$ 6.57	$ 11.96	$ 12.77
Income from Investment Operations
Net investment income (loss) C	(.01)	.01 F	.01	.02	(.05)
Net realized and unrealized gain (loss)	.27	.76	1.40	(4.97)	.98
Total from investment operations	.26	.77	1.41	(4.95)	.93
Distributions from net investment income	(.01)	-	(.02)	-	-
Distributions from net realized gain	-	-	-	(.44)	(1.74) H
Total distributions	(.01)	-	(.02)	(.44)	(1.74)
Net asset value, end of period	$ 8.98	$ 8.73	$ 7.96	$ 6.57	$ 11.96
Total Return A, B	2.96%	9.67%	21.46%	(42.96)%	8.51%
Ratios to Average Net Assets D, G
Expenses before reductions	2.02%	2.03%	2.08%	2.03%	2.06%
Expenses net of fee waivers, if any	2.00%	2.00%	2.00%	2.00%	2.00%
Expenses net of all reductions	2.00%	1.99%	1.99%	2.00%	1.99%
Net investment income (loss)	(.16)%	.08% F	.14%	.22%	(.44)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,884	$ 5,478	$ 7,007	$ 8,296	$ 19,277
Portfolio turnover rate E	65%	103%	135%	170%	136%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.05 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.55)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Distributions from net realized gain represent $1.743 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 8.67	$ 7.91	$ 6.55	$ 11.93	$ 12.76
Income from Investment Operations
Net investment income (loss) C	(.01)	.01 F	.01	.02	(.05)
Net realized and unrealized gain (loss)	.27	.75	1.39	(4.94)	.97
Total from investment operations	.26	.76	1.40	(4.92)	.92
Distributions from net investment income	(.02)	- H	(.04)	-	-
Distributions from net realized gain	-	-	-	(.46)	(1.75) I
Total distributions	(.02)	- H	(.04)	(.46)	(1.75)
Net asset value, end of period	$ 8.91	$ 8.67	$ 7.91	$ 6.55	$ 11.93
Total Return A, B	2.95%	9.64%	21.46%	(42.90)%	8.43%
Ratios to Average Net Assets D, G
Expenses before reductions	2.02%	2.03%	2.08%	2.03%	2.06%
Expenses net of fee waivers, if any	2.00%	2.00%	2.00%	2.00%	2.00%
Expenses net of all reductions	2.00%	1.99%	1.99%	2.00%	1.99%
Net investment income (loss)	(.16)%	.08% F	.14%	.22%	(.44)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,922	$ 10,265	$ 11,556	$ 11,104	$ 20,038
Portfolio turnover rate E	65%	103%	135%	170%	136%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.05 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.55)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Distributions from net realized gain represent $1.752 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 8.97	$ 8.18	$ 6.80	$ 12.38	$ 13.18
Income from Investment Operations
Net investment income (loss) B	.08	.09 E	.08	.12	.08
Net realized and unrealized gain (loss)	.29	.78	1.43	(5.11)	1.01
Total from investment operations	.37	.87	1.51	(4.99)	1.09
Distributions from net investment income	(.12)	(.08)	(.13)	-	(.10)
Distributions from net realized gain	-	-	-	(.59)	(1.79)
Total distributions	(.12)	(.08)	(.13)	(.59)	(1.89) G
Net asset value, end of period	$ 9.22	$ 8.97	$ 8.18	$ 6.80	$ 12.38
Total Return A	4.05%	10.65%	22.71%	(42.34)%	9.65%
Ratios to Average Net Assets C, F
Expenses before reductions	1.01%	1.03%	1.08%	1.01%	.94%
Expenses net of fee waivers, if any	1.00%	1.00%	1.00%	1.00%	.94%
Expenses net of all reductions	1.00%	1.00%	1.00%	1.00%	.93%
Net investment income (loss)	.84%	1.08% E	1.14%	1.22%	.62%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,381	$ 6,617	$ 6,168	$ 5,173	$ 4,678
Portfolio turnover rate D	65%	103%	135%	170%	136%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.05 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .45%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $1.888 per share is comprised of distributions from net investment income of $.103 and distributions from net realized gain of $1.785 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2011

1. Organization.

Fidelity Advisor Equity Value Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of November 30, 2011, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of November 30, 2011, the Fund did not have any unrecognized tax benefits in the financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to partnerships, foreign currency transactions, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 6,855,395
Gross unrealized depreciation	(4,609,357)
Net unrealized appreciation (depreciation) on securities and other investments	$ 2,246,038

Tax Cost	$ 63,424,278

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 148,081
Capital loss carryforward	$ (34,163,767)
Net unrealized appreciation (depreciation)	$ 2,246,040

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the Act), the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund's first fiscal year end subject to the Act will be November 30, 2012.

The tax character of distributions paid was as follows:

	November 30, 2011	November 30, 2010
Ordinary Income	$ 640,646	$ 443,584

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $49,816,817 and $70,621,809, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the Institutional Class of the Fund as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .51% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 80,740	$ 515
Class T	.25%	.25%	124,798	452
Class B	.75%	.25%	48,822	36,680
Class C	.75%	.25%	100,682	6,044
			$ 355,042	$ 43,691
Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B, 1.00% for Class C, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 6,995
Class T	3,813
Class B*	6,872
Class C*	446
$ 18,126

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 97,679.30
Class T	77,780.31
Class B	14,759.30
Class C	30,518.30
Institutional Class	14,351.28
	$ 235,087

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $3,692 for the period.

Annual Report

Notes to Financial Statements - continued

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $249 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $3,399. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

Annual Report

8. Expense Reductions - continued

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	1.25%	$ 5,850
Class T	1.50%	6,867
Class B	2.00%	969
Class C	2.00%	1,933
Institutional Class	1.00%	223
		$ 15,842

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $4,013 for the period.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2011	2010
From net investment income
Class A	$ 353,584	$ 254,443
Class T	176,686	130,440
Class B	5,575	-
Class C	18,328	2,896
Institutional Class	86,473	55,805
Total	$ 640,646	$ 443,584

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2011	2010	2011	2010
Class A
Shares sold	575,837	808,129	$ 5,469,472	$ 6,978,198
Reinvestment of distributions	35,093	29,399	328,121	241,955
Shares redeemed	(1,411,614)	(1,466,975)	(13,478,343)	(12,631,971)
Net increase (decrease)	(800,684)	(629,447)	$ (7,680,750)	$ (5,411,818)

Annual Report

Notes to Financial Statements - continued

10. Share Transactions - continued

	Shares		Dollars
Years ended November 30,	2011	2010	2011	2010
Class T
Shares sold	278,257	494,767	$ 2,649,081	$ 4,250,520
Reinvestment of distributions	18,100	15,270	169,054	125,517
Shares redeemed	(804,027)	(1,294,237)	(7,619,768)	(11,128,295)
Net increase (decrease)	(507,670)	(784,200)	$ (4,801,633)	$ (6,752,258)
Class B
Shares sold	13,734	65,545	$ 128,198	$ 560,062
Reinvestment of distributions	560	-	5,209	-
Shares redeemed	(209,433)	(317,716)	(1,988,321)	(2,691,253)
Net increase (decrease)	(195,139)	(252,171)	$ (1,854,914)	$ (2,131,191)
Class C
Shares sold	119,311	146,897	$ 1,117,877	$ 1,235,414
Reinvestment of distributions	1,837	326	16,951	2,645
Shares redeemed	(304,252)	(423,746)	(2,850,524)	(3,529,749)
Net increase (decrease)	(183,104)	(276,523)	$ (1,715,696)	$ (2,291,690)
Institutional Class
Shares sold	117,761	174,032	$ 1,161,636	$ 1,507,236
Reinvestment of distributions	8,010	5,796	75,776	48,278
Shares redeemed	(496,691)	(196,472)	(5,039,010)	(1,698,647)
Net increase (decrease)	(370,920)	(16,644)	$ (3,801,598)	$ (143,133)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Equity Value Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Equity Value Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments, as of November 30, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2011, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Equity Value Fund as of November 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 12, 2012

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 226 funds advised by FMR or an affiliate. Mr. Curvey oversees 429 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (58)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (67)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Robert W. Selander (61)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (67)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (61)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (42)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (47)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Thomas C. Hense (47)

Year of Election or Appointment: 2008 or 2010

Vice President of Fidelity's High Income (2008), Small Cap (2008), and Value (2010) Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (53)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (64)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (50)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Joseph F. Zambello (54)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (44)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President and Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II (2011-present), Assistant Treasurer of other Fidelity funds (2010-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (53)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

Institutional Class designates 100% of the dividends distributed in December 2010, as qualifying for the dividends-received deduction for corporate shareholders.

Institutional Class designates 100% of the dividends distributed in December 2010, as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Equity Value Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2011 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has devoted increased resources to non-U.S. offices. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and enhancers. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools which permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in their deliberations, the Board considered the Investment Advisers' trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers, with 35 new branches opening since 2010.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) rationalizing product lines through the mergers of six funds into other funds; (iii) continuing to migrate the Freedom Funds to dedicated lower cost underlying funds; (iv) obtaining shareholder approval to broaden the investment strategies for Fidelity Consumer Finance Portfolio, Fidelity Emerging Asia Fund, and Fidelity Environment and Alternative Energy Portfolio; (v) contractually agreeing to reduce the management fees and impose other expense limitations on Spartan 500 Index Fund and U.S. Bond Index Fund in connection with launching new institutional classes of these funds; (vi) changing the name, primary and supplemental benchmarks, and investment policies of Fidelity Global Strategies Fund to support the fund's flexible investment mandate and global orientation; and (vii) reducing the transfer agency account fee rates on certain accounts.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a custom peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2010, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a custom peer group of mutual funds defined by FMR based on categories assigned by Morningstar, Inc. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated. The fund's custom peer group, defined by FMR, is a peer group that FMR believes provides a more meaningful performance comparison than the peer group assigned by Morningstar, Inc., which assigns mutual funds to categories based on their investment styles as measured by their underlying portfolio holdings.

Annual Report

Fidelity Advisor Equity Value Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Institutional Class (Class I) of the fund was in the second quartile for the one-year period, the fourth quartile for the three-year period, and the third quartile for the five-year period. The Board also noted that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity Advisor Equity Value Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2010. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A and Class B ranked below its competitive median for 2010, the total expense ratio of each of Class C and Institutional Class ranked equal to its competitive median for 2010, and the total expense ratio of Class T ranked above its competitive median for 2010. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Class T was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers and other key personnel and strategies for attracting and retaining non-investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) historical trends in Fidelity's realization of fall-out benefits; (vi) Fidelity's group fee structures and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and Fidelity's compliance practices with respect to performance adjustment calculations; (ix) the fee structures in place for certain other Fidelity clients; and (x) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expense ratios for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

AEVI-UANN-0112
1.786684.108

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®
Growth & Income
Fund - Class A, Class T, Class B
and Class C

Annual Report

November 30, 2011

Contents

Chairman's Message	(Click Here)	The Chairman's message to shareholders.
Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_James_C_Curvey)

Dear Shareholder:

The unusually high level of volatility that global equity markets have experienced since early August continued through the end of November. Most major indexes were unable to gain much traction during this time frame, as concern about the sovereign debt crisis in Europe continued to overshadow strong corporate earnings and better-than-expected economic news. High-grade bonds, meanwhile, fared slightly better amid periodic flights to quality. Financial markets are difficult to predict, of course, but you can help put the odds in your favor by following these time-tested investment principles.

One of the basic tenets is to invest according to your time horizon. For long-term investors, riding out the markets' inevitable ups and downs has proven much more effective than making decisions based on short-term developments. If your goal is approaching, you can also benefit from patience and restraint, rather than attempting to time the market. No matter your time horizon, missing only a few of the markets' best days can significantly diminish returns. Patience also affords the benefits of compounding - earning interest on additional income or reinvested dividends and capital gains. While staying the course doesn't eliminate risk, it can considerably lessen the negative impact of short-term downturns.

Asset allocation is another principle to manage risk. As you spread your portfolio among the asset classes, be sure to consider your time horizon, risk tolerance and investment objectives. Younger investors may be better served by emphasizing equities, which historically have been the best-performing asset class over time. Investors who are nearing a specific goal, such as retirement or sending a child to college, may choose to favor bonds and other investments that have tended to be more stable. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. After deciding on a suitable allocation strategy, make sure your portfolio is adequately diversified, with exposure to stocks of small-, mid- and large-cap companies in a range of sectors, for example. And today, more than ever, geographic diversification should be taken into account.

Lastly, investing a certain amount of money on a regular basis - a principle known as dollar-cost averaging - can help lower the average cost of your purchases, while also giving you the discipline to avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to learn more by visiting us on the Internet, dropping by one of our Investor Centers or calling us by phone. It is our privilege to provide the resources you need to choose investments that are right for you.

Sincerely,

(The acting chairman's signature appears here.)

James C. Curvey
Acting Chairman

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended November 30, 2011	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	0.06%	-2.39%	1.31%
Class T (incl. 3.50% sales charge)	2.22%	-2.17%	1.31%
Class B (incl. contingent deferred sales charge) A	0.39%	-2.35%	1.37%
Class C (incl. contingent deferred sales charge) B	4.46%	-1.95%	1.17%

A Class B shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

B Class C shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Growth & Income Fund - Class A on November 30, 2001, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks overcame a sharp summer drop to post solid gains for the year ending November 30, 2011. Bullishness in the first half of the period gave way to a sudden reversal in July and August, as debate over the U.S. debt ceiling, a downgrade of the country's long-term sovereign credit rating and more debt woes in Europe led the S&P 500® Index to its worst calendar-quarter finish in almost three years. However, in October, a possible solution to the eurozone debt crisis and encouraging U.S. economic data fueled a rally that pushed the broad-based index up roughly 11%, its highest monthly return since December 1991. Although a Congressional stalemate over deficit reductions kept volatility alive in November, the S&P 500® finished the year up 7.83%, while the blue-chip Dow Jones Industrial AverageSM added 12.39% and the technology-heavy Nasdaq Composite® Index rose 5.93%. Within the S&P 500®, sector performance was mixed, with financials (-10%) struggling, while the defensive utilities (+20%) and consumer staples (+16%) segments fared best. Small and mid-sized stocks posted more-modest gains than their large-cap counterparts, with the Russell 2000® and Russell Midcap® indexes adding 2.75% and 5.39%, respectively. Uncertainty in Europe hurt foreign developed-markets stocks, as the MSCI® EAFE® (Europe, Australasia, Far East) Index fell 4.01%.

Comments from Matthew Fruhan, Portfolio Manager of Fidelity Advisor® Growth & Income Fund: For the year, the fund's Class A, Class T, Class B and Class C shares returned 6.17%, 5.93%, 5.39% and 5.46%, respectively (excluding sales charges), trailing the S&P 500®. The biggest negative factors were security selection within capital goods and retailing, and an overweight in financials. Conversely, security selection in software/services meaningfully boosted results, as did a modest overweight in the consumer staples sector. The biggest individual detractor was a sizable position in diversified financials firm JPMorgan Chase, which underperformed during the period. An overweight in banking firm Wells Fargo also hurt, as its long-term earnings estimates declined. The fund's underweight in Philip Morris International detracted because the tobacco company increased earnings estimates, and the stock rose. I sold Philip Morris prior to period end. The top individual contributor was an out-of-index stake in U.K.-based Autonomy, a provider of cloud-computing services, which rose sharply in August on a takeover bid from Hewlett-Packard. I sold Autonomy shortly after the announcement, and the merger was completed in October. Also in software/services, credit card processor MasterCard had strong performance, based in part on higher revenue. An overweight in restaurant chain McDonald's helped, as strong same-store sales led to positive earnings revisions.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2011 to November 30, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value June 1, 2011	Ending Account Value November 30, 2011	Expenses Paid During Period* June 1, 2011 to November 30, 2011
Class A	1.06%
Actual		$ 1,000.00	$ 926.40	$ 5.12
Hypothetical A		$ 1,000.00	$ 1,019.75	$ 5.37
Class T	1.30%
Actual		$ 1,000.00	$ 925.30	$ 6.27
Hypothetical A		$ 1,000.00	$ 1,018.55	$ 6.58
Class B	1.81%
Actual		$ 1,000.00	$ 922.70	$ 8.72
Hypothetical A		$ 1,000.00	$ 1,015.99	$ 9.15
Class C	1.79%
Actual		$ 1,000.00	$ 923.20	$ 8.63
Hypothetical A		$ 1,000.00	$ 1,016.09	$ 9.05
Institutional Class	.73%
Actual		$ 1,000.00	$ 927.60	$ 3.53
Hypothetical A		$ 1,000.00	$ 1,021.41	$ 3.70

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of November 30, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Chevron Corp.	3.7	3.7
Apple, Inc.	3.6	2.9
Exxon Mobil Corp.	3.5	3.7
Wells Fargo & Co.	3.5	3.5
JPMorgan Chase & Co.	2.9	3.2
General Electric Co.	2.3	0.6
PepsiCo, Inc.	2.0	2.3
Procter & Gamble Co.	1.9	2.0
Target Corp.	1.8	1.8
Merck & Co., Inc.	1.8	2.0
	27.0
Top Five Market Sectors as of November 30, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	17.6	17.2
Financials	16.1	18.0
Industrials	14.3	13.0
Consumer Discretionary	13.6	12.0
Consumer Staples	12.0	13.3
Asset Allocation (% of fund's net assets)
As of November 30, 2011*		As of May 31, 2011**
	Stocks 98.4%		Stocks 99.1%
	Convertible Securities 0.9%		Convertible Securities 0.6%
	Short-Term Investments and Net Other Assets 0.7%		Short-Term Investments and Net Other Assets 0.3%
* Foreign investments	13.6%	** Foreign investments	20.1%

Annual Report

Investments November 30, 2011

Showing Percentage of Net Assets

Common Stocks - 97.4%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 12.6%
Auto Components - 0.2%
Autoliv, Inc.	45,297	$ 2,413
Automobiles - 0.1%
Bayerische Motoren Werke AG (BMW)	25,541	1,921
Distributors - 0.5%
Li & Fung Ltd.	2,956,000	6,142
LKQ Corp. (a)	29,200	891
		7,033
Hotels, Restaurants & Leisure - 2.2%
Darden Restaurants, Inc.	25,200	1,202
McDonald's Corp.	217,224	20,749
Yum! Brands, Inc.	162,910	9,129
		31,080
Household Durables - 1.4%
D.R. Horton, Inc.	422,365	5,030
Lennar Corp. Class A	38,200	703
Ryland Group, Inc.	392,977	5,910
Toll Brothers, Inc. (a)	427,200	8,676
		20,319
Leisure Equipment & Products - 0.3%
Hasbro, Inc.	132,443	4,743
Media - 3.8%
Comcast Corp. Class A (special) (non-vtg.)	630,709	14,103
Informa PLC	73,048	414
Kabel Deutschland Holding AG (a)	36,900	2,045
Regal Entertainment Group Class A (d)	88,261	1,258
The Walt Disney Co.	157,954	5,663
Time Warner Cable, Inc.	67,832	4,102
Time Warner, Inc.	602,294	20,972
Viacom, Inc. Class B (non-vtg.)	113,211	5,067
		53,624
Multiline Retail - 1.8%
Target Corp.	480,420	25,318
Specialty Retail - 2.2%
Foot Locker, Inc.	17,700	418
Limited Brands, Inc.	43,400	1,837
Lowe's Companies, Inc.	918,939	22,064
Staples, Inc.	445,402	6,418
		30,737
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Textiles, Apparel & Luxury Goods - 0.1%
VF Corp.	8,800	$ 1,220
TOTAL CONSUMER DISCRETIONARY		178,408
CONSUMER STAPLES - 12.0%
Beverages - 4.1%
Dr Pepper Snapple Group, Inc.	218,179	7,970
Molson Coors Brewing Co. Class B	34,200	1,388
PepsiCo, Inc.	440,354	28,183
The Coca-Cola Co.	303,061	20,375
		57,916
Food & Staples Retailing - 1.3%
CVS Caremark Corp.	178,351	6,927
Sysco Corp.	191,608	5,468
Walgreen Co.	190,672	6,429
		18,824
Food Products - 0.7%
Danone	152,273	10,036
Household Products - 3.8%
Colgate-Palmolive Co.	105,975	9,697
Kimberly-Clark Corp.	240,581	17,194
Procter & Gamble Co.	400,362	25,851
WD-40 Co.	8,574	355
		53,097
Tobacco - 2.1%
British American Tobacco PLC sponsored ADR	204,468	19,046
Lorillard, Inc.	96,705	10,794
		29,840
TOTAL CONSUMER STAPLES		169,713
ENERGY - 11.4%
Energy Equipment & Services - 0.7%
Exterran Partners LP	193,453	4,200
Halliburton Co.	129,510	4,766
		8,966
Oil, Gas & Consumable Fuels - 10.7%
ARC Resources Ltd. (d)	122,800	3,080
Atlas Pipeline Partners, LP	82,900	2,885
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Bonavista Energy Corp. (e)	58,600	$ 1,536
Chevron Corp.	510,535	52,498
EXCO Resources, Inc.	160,200	1,908
Exxon Mobil Corp.	618,182	49,727
Inergy LP	63,200	1,528
Legacy Reserves LP	63,468	1,702
Occidental Petroleum Corp.	26,400	2,611
Penn West Petroleum Ltd.	111,000	2,037
Royal Dutch Shell PLC Class A (United Kingdom)	502,653	17,586
Suncor Energy, Inc.	285,000	8,584
Talisman Energy, Inc.	95,800	1,311
Williams Companies, Inc.	134,761	4,350
		151,343
TOTAL ENERGY		160,309
FINANCIALS - 16.1%
Capital Markets - 3.3%
Apollo Global Management LLC Class A	192,802	2,414
Ashmore Group PLC	1,202,206	6,360
BlackRock, Inc. Class A	16,305	2,805
Charles Schwab Corp.	302,164	3,614
Goldman Sachs Group, Inc.	46,296	4,438
KKR & Co. LP	441,475	5,664
Morgan Stanley	244,051	3,610
Northern Trust Corp.	134,752	5,071
State Street Corp.	78,151	3,099
T. Rowe Price Group, Inc.	94,070	5,339
The Blackstone Group LP	321,400	4,413
		46,827
Commercial Banks - 7.1%
BB&T Corp.	630,250	14,603
Comerica, Inc.	33,400	842
DBS Group Holdings Ltd.	78,164	777
Regions Financial Corp.	1,261,065	5,183
Standard Chartered PLC (United Kingdom)	177,548	3,856
SunTrust Banks, Inc.	367,902	6,670
U.S. Bancorp	772,384	20,020
Wells Fargo & Co.	1,894,154	48,983
		100,934
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Diversified Financial Services - 4.0%
Citigroup, Inc.	226,936	$ 6,236
JPMorgan Chase & Co.	1,337,638	41,427
KKR Financial Holdings LLC	970,525	8,211
		55,874
Insurance - 0.3%
MetLife, Inc.	65,967	2,077
MetLife, Inc. unit	35,600	2,172
		4,249
Real Estate Investment Trusts - 1.2%
American Capital Agency Corp.	78,700	2,258
BRE Properties, Inc.	44,100	2,146
CBL & Associates Properties, Inc.	285,803	4,084
Education Realty Trust, Inc.	73,900	689
Public Storage	47,600	6,278
Rayonier, Inc.	27,600	1,122
Ventas, Inc.	21,831	1,152
		17,729
Thrifts & Mortgage Finance - 0.2%
First Niagara Financial Group, Inc.	207,670	1,827
MGIC Investment Corp. (a)	5,142	15
Radian Group, Inc.	180,777	390
		2,232
TOTAL FINANCIALS		227,845
HEALTH CARE - 10.1%
Biotechnology - 1.3%
Amgen, Inc.	280,543	16,246
ARIAD Pharmaceuticals, Inc. (a)	119,857	1,449
		17,695
Health Care Equipment & Supplies - 0.1%
Meridian Bioscience, Inc.	70,711	1,353
Health Care Providers & Services - 2.0%
Aetna, Inc.	27,500	1,150
Brookdale Senior Living, Inc. (a)	219,000	3,405
Express Scripts, Inc. (a)	47,273	2,158
McKesson Corp.	161,700	13,148
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Health Care Providers & Services - continued
Medco Health Solutions, Inc. (a)	49,809	$ 2,823
WellPoint, Inc.	72,317	5,102
		27,786
Life Sciences Tools & Services - 0.2%
QIAGEN NV (a)	191,262	2,852
Pharmaceuticals - 6.5%
Abbott Laboratories	188,800	10,299
Cardiome Pharma Corp. (a)	136,046	278
GlaxoSmithKline PLC sponsored ADR	309,331	13,759
Johnson & Johnson	241,422	15,625
Merck & Co., Inc.	702,890	25,128
Pfizer, Inc.	977,496	19,618
Roche Holding AG (participation certificate)	31,300	4,968
Sanofi-aventis	40,003	2,798
		92,473
TOTAL HEALTH CARE		142,159
INDUSTRIALS - 14.3%
Aerospace & Defense - 3.8%
Honeywell International, Inc.	209,677	11,354
MTU Aero Engines Holdings AG	18,400	1,175
Raytheon Co.	105,647	4,814
Rockwell Collins, Inc.	185,904	10,206
The Boeing Co.	168,900	11,602
United Technologies Corp.	191,236	14,649
		53,800
Air Freight & Logistics - 1.1%
C.H. Robinson Worldwide, Inc.	53,293	3,651
United Parcel Service, Inc. Class B	155,985	11,192
		14,843
Building Products - 0.9%
Lennox International, Inc.	110,229	3,652
Owens Corning (a)	244,411	7,015
Quanex Building Products Corp.	152,757	2,304
		12,971
Commercial Services & Supplies - 0.7%
Aggreko PLC	5,018	149
Healthcare Services Group, Inc.	100,782	1,820
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Commercial Services & Supplies - continued
Interface, Inc. Class A	66,340	$ 763
Intrum Justitia AB	30,809	494
Republic Services, Inc.	164,294	4,510
Ritchie Brothers Auctioneers, Inc.	60,800	1,251
US Ecology, Inc.	23,624	436
		9,423
Electrical Equipment - 0.8%
Acuity Brands, Inc.	7,800	392
Emerson Electric Co.	182,583	9,540
Rockwell Automation, Inc.	8,800	660
Roper Industries, Inc.	6,739	574
Zumtobel AG	27,969	438
		11,604
Industrial Conglomerates - 4.3%
3M Co.	18,900	1,532
Danaher Corp.	209,900	10,155
General Electric Co.	2,007,358	31,937
Koninklijke Philips Electronics NV (depositary receipt) (NY Reg.) (d)	826,470	16,802
Siemens AG	4,329	438
		60,864
Machinery - 1.5%
Douglas Dynamics, Inc.	196,058	3,039
Graco, Inc.	47,562	2,045
Ingersoll-Rand PLC	349,725	11,583
PACCAR, Inc.	71,948	2,919
Pfeiffer Vacuum Technology AG	11,211	1,040
SPX Corp.	11,266	714
		21,340
Professional Services - 0.9%
Bureau Veritas SA	83,341	6,152
Michael Page International PLC	763,971	4,608
Robert Half International, Inc.	99,925	2,647
		13,407
Trading Companies & Distributors - 0.3%
Watsco, Inc.	65,228	4,142
TOTAL INDUSTRIALS		202,394
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - 17.6%
Communications Equipment - 2.4%
Cisco Systems, Inc.	1,123,704	$ 20,946
Juniper Networks, Inc. (a)	290,241	6,591
QUALCOMM, Inc.	122,490	6,712
		34,249
Computers & Peripherals - 5.0%
Apple, Inc. (a)	132,330	50,577
EMC Corp. (a)	417,733	9,612
Hewlett-Packard Co.	378,355	10,575
		70,764
Electronic Equipment & Components - 0.8%
Coretronic Corp.	2,399,000	1,771
Corning, Inc.	509,592	6,762
Everlight Electronics Co. Ltd.	1,034,000	1,777
Premier Farnell PLC	351,626	993
		11,303
Internet Software & Services - 1.7%
Google, Inc. Class A (a)	41,013	24,583
IT Services - 5.1%
Accenture PLC Class A	14,500	840
Cognizant Technology Solutions Corp. Class A (a)	80,328	5,410
Fidelity National Information Services, Inc.	205,502	4,951
International Business Machines Corp.	73,000	13,724
MasterCard, Inc. Class A	44,928	16,828
Paychex, Inc.	587,901	17,114
Visa, Inc. Class A	138,996	13,478
		72,345
Semiconductors & Semiconductor Equipment - 0.7%
KLA-Tencor Corp.	43,382	2,000
Siliconware Precision Industries Co. Ltd. sponsored ADR (d)	1,138,252	5,225
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	161,481	2,086
		9,311
Software - 1.9%
ANSYS, Inc. (a)	38,636	2,394
Microsoft Corp.	583,729	14,932
Oracle Corp.	171,800	5,386
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Software - continued
Royalblue Group PLC	30,434	$ 745
Solera Holdings, Inc.	58,451	2,766
		26,223
TOTAL INFORMATION TECHNOLOGY		248,778
MATERIALS - 1.0%
Chemicals - 0.6%
Air Products & Chemicals, Inc.	27,882	2,335
Akzo Nobel NV	21,683	1,093
E.I. du Pont de Nemours & Co.	35,697	1,703
Praxair, Inc.	35,017	3,572
		8,703
Construction Materials - 0.1%
Eagle Materials, Inc.	17,300	400
Metals & Mining - 0.3%
Commercial Metals Co.	128,308	1,794
Nucor Corp.	63,384	2,499
		4,293
TOTAL MATERIALS		13,396
TELECOMMUNICATION SERVICES - 0.5%
Diversified Telecommunication Services - 0.5%
CenturyLink, Inc.	82,436	3,093
Koninklijke KPN NV	305,883	3,737
		6,830
UTILITIES - 1.8%
Electric Utilities - 0.7%
American Electric Power Co., Inc.	60,700	2,409
FirstEnergy Corp.	24,078	1,071
NextEra Energy, Inc.	45,785	2,538
PPL Corp.	131,766	3,956
		9,974
Gas Utilities - 0.3%
National Fuel Gas Co.	46,709	2,707
ONEOK, Inc.	17,405	1,447
		4,154
Common Stocks - continued
	Shares	Value (000s)
UTILITIES - continued
Multi-Utilities - 0.8%
National Grid PLC	883,486	$ 8,685
TECO Energy, Inc.	124,540	2,339
		11,024
TOTAL UTILITIES		25,152
TOTAL COMMON STOCKS (Cost $1,376,549)		1,374,984
Preferred Stocks - 1.7%

Convertible Preferred Stocks - 0.7%
HEALTH CARE - 0.6%
Health Care Equipment & Supplies - 0.5%
Alere, Inc. 3.00%	34,092	7,432
Health Care Providers & Services - 0.1%
Omnicare Capital Trust II Series B, 4.00%	18,000	798
TOTAL HEALTH CARE		8,230
UTILITIES - 0.1%
Electric Utilities - 0.1%
PPL Corp. 8.75%	28,600	1,569
TOTAL CONVERTIBLE PREFERRED STOCKS		9,799
Nonconvertible Preferred Stocks - 1.0%
CONSUMER DISCRETIONARY - 1.0%
Automobiles - 1.0%
Porsche Automobil Holding SE (Germany)	114,000	6,931
Volkswagen AG	47,010	8,064
		14,995
TOTAL PREFERRED STOCKS (Cost $26,178)		24,794
Convertible Bonds - 0.2%
	Principal Amount (000s)	Value (000s)
HEALTH CARE - 0.2%
Health Care Equipment & Supplies - 0.1%
Integra LifeSciences Holdings Corp. 1.625% 12/15/16 (e)	$ 490	$ 424
Health Care Providers & Services - 0.1%
Omnicare, Inc. 3.75% 12/15/25	1,350	1,798
TOTAL CONVERTIBLE BONDS (Cost $2,025)		2,222
Money Market Funds - 1.6%
	Shares
Fidelity Cash Central Fund, 0.11% (b)	9,544,381	9,544
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	12,856,325	12,856
TOTAL MONEY MARKET FUNDS (Cost $22,400)		22,400
TOTAL INVESTMENT PORTFOLIO - 100.9% (Cost $1,427,152)		1,424,400
NET OTHER ASSETS (LIABILITIES) - (0.9)%		(12,988)
NET ASSETS - 100%		$ 1,411,412
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,960,000 or 0.1% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 15
Fidelity Securities Lending Cash Central Fund	156
Total	$ 171
Other Information

The following is a summary of the inputs used, as of November 30, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 193,403	$ 187,261	$ 6,142	$ -
Consumer Staples	169,713	169,713	-	-
Energy	160,309	142,723	17,586	-
Financials	227,845	224,896	2,949	-
Health Care	150,389	147,591	2,798	-
Industrials	202,394	201,956	438	-
Information Technology	248,778	245,230	3,548	-
Materials	13,396	13,396	-	-
Telecommunication Services	6,830	6,830	-	-
Utilities	26,721	16,467	10,254	-
Corporate Bonds	2,222	-	2,222	-
Money Market Funds	22,400	22,400	-	-
Total Investments in Securities:	$ 1,424,400	$ 1,378,463	$ 45,937	$ -
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
(Amounts in thousands)
Investments in Securities:
Beginning Balance	$ 762
Total Realized Gain (Loss)	(128)
Total Unrealized Gain (Loss)	20
Cost of Purchases	-
Proceeds of Sales	(654)
Amortization/Accretion	-
Transfers in to Level 3	-
Transfers out of Level 3	-
Ending Balance	$ -
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at November 30, 2011	$ -

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	86.4%
United Kingdom	5.3%
Netherlands	1.8%
Germany	1.4%
France	1.3%
Canada	1.3%
Others (Individually Less Than 1%)	2.5%
100.0%
Income Tax Information

At November 30, 2011, the Fund had a capital loss carryforward of approximately $58,977,000 of which 6,093,000 and 52,884,000 will expire in fiscal 2016 and 2017, respectively. The capital loss carryforward expiring fiscal 2016 was acquired from Capital One Capital Appreciation Fund. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	November 30, 2011

Assets
Investment in securities, at value (including securities loaned of $13,094) - See accompanying schedule: Unaffiliated issuers (cost $1,404,752)	$ 1,402,000
Fidelity Central Funds (cost $22,400)	22,400
Total Investments (cost $1,427,152)		$ 1,424,400
Receivable for investments sold		5,190
Receivable for fund shares sold		167
Dividends receivable		4,520
Interest receivable		27
Distributions receivable from Fidelity Central Funds		4
Prepaid expenses		4
Other receivables		127
Total assets		1,434,439

Liabilities
Payable for investments purchased	$ 7,250
Payable for fund shares redeemed	1,884
Accrued management fee	530
Distribution and service plan fees payable	154
Other affiliated payables	303
Other payables and accrued expenses	50
Collateral on securities loaned, at value	12,856
Total liabilities		23,027

Net Assets		$ 1,411,412
Net Assets consist of:
Paid in capital		$ 1,484,070
Undistributed net investment income		17,749
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(87,662)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(2,745)
Net Assets		$ 1,411,412

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2011

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($170,204 ÷ 10,010.9 shares)	$ 17.00

Maximum offering price per share (100/94.25 of $17.00)	$ 18.04
Class T: Net Asset Value and redemption price per share ($158,334 ÷ 9,328.3 shares)	$ 16.97

Maximum offering price per share (100/96.50 of $16.97)	$ 17.59
Class B: Net Asset Value and offering price per share ($13,063 ÷ 804.3 shares)A	$ 16.24

Class C: Net Asset Value and offering price per share ($53,201 ÷ 3,277.8 shares)A	$ 16.23

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,016,610 ÷ 59,232.3 shares)	$ 17.16

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended November 30, 2011

Investment Income
Dividends		$ 31,712
Interest		112
Income from Fidelity Central Funds		171
Total income		31,995

Expenses
Management fee	$ 6,454
Transfer agent fees	3,290
Distribution and service plan fees	2,089
Accounting and security lending fees	448
Custodian fees and expenses	112
Independent trustees' compensation	8
Registration fees	69
Audit	61
Legal	6
Miscellaneous	15
Total expenses before reductions	12,552
Expense reductions	(131)	12,421
Net investment income (loss)		19,574
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	195,548
Foreign currency transactions	(128)
Futures contracts	1,232
Total net realized gain (loss)		196,652
Change in net unrealized appreciation (depreciation) on: Investment securities	(131,019)
Assets and liabilities in foreign currencies	2
Futures contracts	481
Total change in net unrealized appreciation (depreciation)		(130,536)
Net gain (loss)		66,116
Net increase (decrease) in net assets resulting from operations		$ 85,690

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2011	Year ended November 30, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 19,574	$ 5,830
Net realized gain (loss)	196,652	182,089
Change in net unrealized appreciation (depreciation)	(130,536)	(49,200)
Net increase (decrease) in net assets resulting from operations	85,690	138,719
Distributions to shareholders from net investment income	(5,465)	(9,233)
Share transactions - net increase (decrease)	(24,995)	(333,242)
Total increase (decrease) in net assets	55,230	(203,756)

Net Assets
Beginning of period	1,356,182	1,559,938
End of period (including undistributed net investment income of $17,749 and undistributed net investment income of $5,289, respectively)	$ 1,411,412	$ 1,356,182

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 16.05	$ 14.67	$ 11.96	$ 21.84	$ 19.98
Income from Investment Operations
Net investment income (loss) C	.21	.04	.08	.12	.10
Net realized and unrealized gain (loss)	.78	1.41	2.75	(8.82)	2.28
Total from investment operations	.99	1.45	2.83	(8.70)	2.38
Distributions from net investment income	(.04)	(.07)	(.12)	(.09)	(.07)
Distributions from net realized gain	-	-	-	(1.10)	(.45)
Total distributions	(.04)	(.07)	(.12)	(1.18) H	(.52)
Net asset value, end of period	$ 17.00	$ 16.05	$ 14.67	$ 11.96	$ 21.84
Total Return A,B	6.17%	9.90%	23.96%	(42.07)%	12.21%
Ratios to Average Net Assets D,F
Expenses before reductions	1.06%	1.05%	1.09%	1.06%	1.04%
Expenses net of fee waivers, if any	1.06%	1.05%	1.09%	1.06%	1.04%
Expenses net of all reductions	1.05%	1.05%	1.08%	1.06%	1.04%
Net investment income (loss)	1.22%	.26%	.60%	.67%	.47%
Supplemental Data
Net assets, end of period (in millions)	$ 170	$ 232	$ 252	$ 228	$ 309
Portfolio turnover rate E	123%	102%	117%	124% G	88%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G The portfolio turnover rate does not include the assets acquired in the merger.

H Total distributions of $1.183 per share is comprised of distributions from net investment income of $.085 and distributions from net realized gain of $1.098 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 16.02	$ 14.64	$ 11.90	$ 21.70	$ 19.85
Income from Investment Operations
Net investment income (loss) C	.17	- H	.04	.08	.05
Net realized and unrealized gain (loss)	.78	1.41	2.75	(8.76)	2.26
Total from investment operations	.95	1.41	2.79	(8.68)	2.31
Distributions from net investment income	-	(.03)	(.05)	(.02)	(.01)
Distributions from net realized gain	-	-	-	(1.10)	(.45)
Total distributions	-	(.03)	(.05)	(1.12) I	(.46)
Net asset value, end of period	$ 16.97	$ 16.02	$ 14.64	$ 11.90	$ 21.70
Total Return A,B	5.93%	9.63%	23.57%	(42.16)%	11.88%
Ratios to Average Net Assets D,F
Expenses before reductions	1.29%	1.31%	1.34%	1.28%	1.26%
Expenses net of fee waivers, if any	1.29%	1.31%	1.34%	1.28%	1.26%
Expenses net of all reductions	1.28%	1.30%	1.34%	1.28%	1.25%
Net investment income (loss)	.99%	.01%	.35%	.45%	.26%
Supplemental Data
Net assets, end of period (in millions)	$ 158	$ 178	$ 201	$ 204	$ 440
Portfolio turnover rate E	123%	102%	117%	124% G	88%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G The portfolio turnover rate does not include the assets acquired in the merger.

H Amount represents less than $.01 per share.

I Total distributions of $1.118 per share is comprised of distributions from net investment income of $.020 and distributions from net realized gain of $1.098 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 15.41	$ 14.13	$ 11.49	$ 21.02	$ 19.18
Income from Investment Operations
Net investment income (loss) C	.08	(.07)	(.02)	(.01)	(.06)
Net realized and unrealized gain (loss)	.75	1.35	2.66	(8.48)	2.20
Total from investment operations	.83	1.28	2.64	(8.49)	2.14
Distributions from net realized gain	-	-	-	(1.04)	(.30)
Net asset value, end of period	$ 16.24	$ 15.41	$ 14.13	$ 11.49	$ 21.02
Total Return A,B	5.39%	9.06%	22.98%	(42.48)%	11.30%
Ratios to Average Net Assets D,F
Expenses before reductions	1.81%	1.82%	1.85%	1.81%	1.81%
Expenses net of fee waivers, if any	1.81%	1.82%	1.85%	1.81%	1.81%
Expenses net of all reductions	1.80%	1.81%	1.84%	1.81%	1.81%
Net investment income (loss)	.47%	(.51)%	(.16)%	(.08)%	(.30)%
Supplemental Data
Net assets, end of period (in millions)	$ 13	$ 19	$ 27	$ 31	$ 84
Portfolio turnover rate E	123%	102%	117%	124% G	88%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 15.39	$ 14.12	$ 11.47	$ 20.99	$ 19.21
Income from Investment Operations
Net investment income (loss) C	.08	(.07)	(.02)	(.01)	(.05)
Net realized and unrealized gain (loss)	.76	1.34	2.67	(8.47)	2.20
Total from investment operations	.84	1.27	2.65	(8.48)	2.15
Distributions from net realized gain	-	-	-	(1.04)	(.37)
Net asset value, end of period	$ 16.23	$ 15.39	$ 14.12	$ 11.47	$ 20.99
Total Return A,B	5.46%	8.99%	23.10%	(42.49)%	11.38%
Ratios to Average Net Assets D,F
Expenses before reductions	1.78%	1.80%	1.84%	1.79%	1.77%
Expenses net of fee waivers, if any	1.78%	1.80%	1.84%	1.79%	1.77%
Expenses net of all reductions	1.77%	1.80%	1.83%	1.78%	1.76%
Net investment income (loss)	.50%	(.49)%	(.15)%	(.05)%	(.25)%
Supplemental Data
Net assets, end of period (in millions)	$ 53	$ 58	$ 63	$ 59	$ 121
Portfolio turnover rate E	123%	102%	117%	124% G	88%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 16.19	$ 14.80	$ 12.07	$ 22.03	$ 20.15
Income from Investment Operations
Net investment income (loss) B	.27	.09	.12	.18	.17
Net realized and unrealized gain (loss)	.79	1.41	2.78	(8.89)	2.29
Total from investment operations	1.06	1.50	2.90	(8.71)	2.46
Distributions from net investment income	(.09)	(.11)	(.17)	(.15)	(.13)
Distributions from net realized gain	-	-	-	(1.10)	(.45)
Total distributions	(.09)	(.11)	(.17)	(1.25) G	(.58)
Net asset value, end of period	$ 17.16	$ 16.19	$ 14.80	$ 12.07	$ 22.03
Total Return A	6.56%	10.23%	24.36%	(41.88)%	12.53%
Ratios to Average Net Assets C,E
Expenses before reductions	.72%	.73%	.77%	.74%	.72%
Expenses net of fee waivers, if any	.72%	.73%	.77%	.74%	.72%
Expenses net of all reductions	.71%	.72%	.77%	.73%	.72%
Net investment income (loss)	1.56%	.59%	.92%	1.00%	.79%
Supplemental Data
Net assets, end of period (in millions)	$ 1,017	$ 870	$ 1,017	$ 725	$ 814
Portfolio turnover rate D	123%	102%	117%	124% F	88%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F The portfolio turnover rate does not include the assets acquired in the merger.

G Total distributions of $1.252 per share is comprised of distributions from net investment income of $.154 and distributions from net realized gain of $1.098 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2011

(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor Growth & Income Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of November 30, 2011, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of November 30, 2011, the Fund did not have any unrecognized tax benefits in the financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, foreign currency transactions, market discount, partnerships, equity-debt classifications, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 96,049
Gross unrealized depreciation	(121,192)
Net unrealized appreciation (depreciation) on securities and other investments	$ (25,143)

Tax Cost	$ 1,449,543

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 17,773
Capital loss carryforward	$ (58,977)
Net unrealized appreciation (depreciation)	$ (25,136)

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the Act), the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund's first fiscal year end subject to the Act will be November 30, 2012.

The tax character of distributions paid was as follows:

	November 30, 2011	November 30, 2010
Ordinary Income	$ 5,465	$ 9,233

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

New Accounting Pronouncement - continued

In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund used derivative instruments (derivatives), including futures contracts, in order to meet its investment objectives. The strategy is to use derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to sell the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. The Fund's maximum risk of loss from counterparty credit risk is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. Counterparty risk related to exchange-traded

Annual Report

5. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

futures contracts is minimal because of the protection provided by the exchange on which they trade. Derivatives involve, to varying degrees, risk of loss in excess of the amounts recognized in the Statement of Assets and Liabilities.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

The underlying face amount at value of open futures contracts at period end, if any, is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

Certain risks arise upon entering into futures contracts, including the risk that an illiquid market limits the ability to close out a futures contract prior to settlement date.

During the period the Fund recognized net realized gain (loss) of $1,232 and a change in net unrealized appreciation (depreciation) of $481 related to its investment in futures contracts. These amounts are included in the Statement of Operations.

6. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,757,892 and $1,725,885, respectively.

7. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

7. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

increase and increases as assets under management decrease. For the period, the total annual management fee rate was .46% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 469	$ 5
Class T	.25%	.25%	878	5
Class B	.75%	.25%	161	121
Class C	.75%	.25%	581	17
			$ 2,089	$ 148

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B, 1.00% for Class C, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 30
Class T	15
Class B*	23
Class C*	2
$ 70

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder

Annual Report

7. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 561.30
Class T	488.28
Class B	48.30
Class C	157.27
Institutional Class	2,036.21
	$ 3,290

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $52 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. The interest expense amounted to three hundred and ninety dollars under the interfund lending program. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate
Borrower	$ 4,689.43%

8. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

8. Committed Line of Credit - continued

agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $4 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

9. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $156. During the period, there were no securities loaned to FCM.

10. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $131 for the period.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2011	2010
From net investment income
Class A	$ 579	$ 1,150
Class T	-	367
Institutional Class	4,886	7,716
Total	$ 5,465	$ 9,233

Annual Report

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2011	2010	2011	2010
Class A
Shares sold	1,255	1,743	$ 21,690	$ 26,391
Reinvestment of distributions	25	58	420	858
Shares redeemed	(5,729)	(4,541)	(98,274)	(69,183)
Net increase (decrease)	(4,449)	(2,740)	$ (76,164)	$ (41,934)
Class T
Shares sold	839	1,043	$ 14,531	$ 15,898
Reinvestment of distributions	-	24	-	354
Shares redeemed	(2,612)	(3,663)	(44,989)	(55,498)
Net increase (decrease)	(1,773)	(2,596)	$ (30,458)	$ (39,246)
Class B
Shares sold	8	135	$ 150	$ 1,974
Shares redeemed	(420)	(856)	(7,020)	(12,547)
Net increase (decrease)	(412)	(721)	$ (6,870)	$ (10,573)
Class C
Shares sold	227	247	$ 3,775	$ 3,621
Shares redeemed	(706)	(927)	(11,678)	(13,651)
Net increase (decrease)	(479)	(680)	$ (7,903)	$ (10,030)
Institutional Class
Shares sold	11,017	9,538	$ 191,119	$ 145,922
Reinvestment of distributions	286	519	4,871	7,696
Shares redeemed	(5,784)	(25,053)	(99,590)	(385,077)
Net increase (decrease)	5,519	(14,996)	$ 96,400	$ (231,459)

13. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

The Fidelity Advisor Freedom Funds were the owners of record, in the aggregate, of approximately 57% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Growth & Income Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Growth & Income Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments, as of November 30, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2011, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Growth & Income Fund as of November 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 12, 2012

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 226 funds advised by FMR or an affiliate. Mr. Curvey oversees 429 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (58)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-Present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (67)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Robert W. Selander (61)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (67)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008
Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (61)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

Trustees and Officers - continued

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (42)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (46)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (47)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Thomas C. Hense (47)

Year of Election or Appointment: 2008 or 2010

Vice President of Fidelity's High Income (2008), Small Cap (2008), and Value (2010) Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (53)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (64)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (50)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Joseph F. Zambello (54)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (44)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President and Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II (2011-present), Assistant Treasurer of other Fidelity funds (2010-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (53)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

Class A designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A designates 100% of dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Growth & Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2011 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has devoted increased resources to non-U.S. offices. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and enhancers. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools which permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in their deliberations, the Board considered the Investment Advisers' trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers, with 35 new branches opening since 2010.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) rationalizing product lines through the mergers of six funds into other funds; (iii) continuing to migrate the Freedom Funds to dedicated lower cost underlying funds; (iv) obtaining shareholder approval to broaden the investment strategies for Fidelity Consumer Finance Portfolio, Fidelity Emerging Asia Fund, and Fidelity Environment and Alternative Energy Portfolio; (v) contractually agreeing to reduce the management fees and impose other expense limitations on Spartan 500 Index Fund and U.S. Bond Index Fund in connection with launching new institutional classes of these funds; (vi) changing the name, primary and supplemental benchmarks, and investment policies of Fidelity Global Strategies Fund to support the fund's flexible investment mandate and global orientation; and (vii) reducing the transfer agency account fee rates on certain accounts.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2010, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Fidelity Advisor Growth & Income Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Institutional Class (Class I) of the fund was in the second quartile for the one-year period, the fourth quartile for the three-year period, and the third quartile for the five-year period. The Board also noted that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 13% means that 87% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Fidelity Advisor Growth & Income Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2010.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

Annual Report

The Board noted that the total expense ratio of each of Class A, Class B, Class C, and Institutional Class ranked below its competitive median for 2010 and the total expense ratio of Class T ranked above its competitive median for 2010. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Class T was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers and other key personnel and strategies for attracting and retaining non-investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) historical trends in Fidelity's realization of fall-out benefits; (vi) Fidelity's group fee structures and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and Fidelity's compliance practices with respect to performance adjustment calculations; (ix) the fee structures in place for certain other Fidelity clients; and (x) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expense ratios for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research (Japan) Inc.

Fidelity Management & Research (Hong Kong) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

AGAI-UANN-0112
1.786687.108

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®
Growth & Income
Fund - Institutional Class

Annual Report

November 30, 2011

Contents

Chairman's Message	(Click Here)	The Chairman's message to shareholders.
Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_James_C_Curvey)

Dear Shareholder:

The unusually high level of volatility that global equity markets have experienced since early August continued through the end of November. Most major indexes were unable to gain much traction during this time frame, as concern about the sovereign debt crisis in Europe continued to overshadow strong corporate earnings and better-than-expected economic news. High-grade bonds, meanwhile, fared slightly better amid periodic flights to quality. Financial markets are difficult to predict, of course, but you can help put the odds in your favor by following these time-tested investment principles.

One of the basic tenets is to invest according to your time horizon. For long-term investors, riding out the markets' inevitable ups and downs has proven much more effective than making decisions based on short-term developments. If your goal is approaching, you can also benefit from patience and restraint, rather than attempting to time the market. No matter your time horizon, missing only a few of the markets' best days can significantly diminish returns. Patience also affords the benefits of compounding - earning interest on additional income or reinvested dividends and capital gains. While staying the course doesn't eliminate risk, it can considerably lessen the negative impact of short-term downturns.

Asset allocation is another principle to manage risk. As you spread your portfolio among the asset classes, be sure to consider your time horizon, risk tolerance and investment objectives. Younger investors may be better served by emphasizing equities, which historically have been the best-performing asset class over time. Investors who are nearing a specific goal, such as retirement or sending a child to college, may choose to favor bonds and other investments that have tended to be more stable. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. After deciding on a suitable allocation strategy, make sure your portfolio is adequately diversified, with exposure to stocks of small-, mid- and large-cap companies in a range of sectors, for example. And today, more than ever, geographic diversification should be taken into account.

Lastly, investing a certain amount of money on a regular basis - a principle known as dollar-cost averaging - can help lower the average cost of your purchases, while also giving you the discipline to avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to learn more by visiting us on the Internet, dropping by one of our Investor Centers or calling us by phone. It is our privilege to provide the resources you need to choose investments that are right for you.

Sincerely,

(The acting chairman's signature appears here.)

James C. Curvey
Acting Chairman

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended November 30, 2011	Past 1 year	Past 5 years	Past 10 years
Institutional Class	6.56%	-0.91%	2.25%

$10,000 Over 10 years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Growth & Income Fund - Institutional Class on November 30, 2001. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks overcame a sharp summer drop to post solid gains for the year ending November 30, 2011. Bullishness in the first half of the period gave way to a sudden reversal in July and August, as debate over the U.S. debt ceiling, a downgrade of the country's long-term sovereign credit rating and more debt woes in Europe led the S&P 500® Index to its worst calendar-quarter finish in almost three years. However, in October, a possible solution to the eurozone debt crisis and encouraging U.S. economic data fueled a rally that pushed the broad-based index up roughly 11%, its highest monthly return since December 1991. Although a Congressional stalemate over deficit reductions kept volatility alive in November, the S&P 500® finished the year up 7.83%, while the blue-chip Dow Jones Industrial AverageSM added 12.39% and the technology-heavy Nasdaq Composite® Index rose 5.93%. Within the S&P 500®, sector performance was mixed, with financials (-10%) struggling, while the defensive utilities (+20%) and consumer staples (+16%) segments fared best. Small and mid-sized stocks posted more-modest gains than their large-cap counterparts, with the Russell 2000® and Russell Midcap® indexes adding 2.75% and 5.39%, respectively. Uncertainty in Europe hurt foreign developed-markets stocks, as the MSCI® EAFE® (Europe, Australasia, Far East) Index fell 4.01%.

Comments from Matthew Fruhan, Portfolio Manager of Fidelity Advisor® Growth & Income Fund: For the year, the fund's Institutional Class shares returned 6.56%, compared with 7.83% for the S&P 500® Index. The biggest negative factors were security selection within capital goods and retailing, and an overweight in financials. Conversely, security selection in software/services meaningfully boosted results, as did a modest overweight in the consumer staples sector. The biggest individual detractor was a sizable position in diversified financials firm JPMorgan Chase, which underperformed during the period. An overweight in banking firm Wells Fargo also hurt, as its long-term earnings estimates declined. The fund's underweight in Philip Morris International detracted because the tobacco company increased earnings estimates, and the stock rose. I sold Philip Morris prior to period end. The top individual contributor was an out-of-index stake in U.K.-based Autonomy, a provider of cloud-computing services, which rose sharply in August on a takeover bid from Hewlett-Packard. I sold Autonomy shortly after the announcement, and the merger was completed in October. Also in software/services, credit card processor MasterCard had strong performance, based in part on higher revenue. An overweight in restaurant chain McDonald's helped, as strong same-store sales led to positive earnings revisions.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2011 to November 30, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value June 1, 2011	Ending Account Value November 30, 2011	Expenses Paid During Period* June 1, 2011 to November 30, 2011
Class A	1.06%
Actual		$ 1,000.00	$ 926.40	$ 5.12
Hypothetical A		$ 1,000.00	$ 1,019.75	$ 5.37
Class T	1.30%
Actual		$ 1,000.00	$ 925.30	$ 6.27
Hypothetical A		$ 1,000.00	$ 1,018.55	$ 6.58
Class B	1.81%
Actual		$ 1,000.00	$ 922.70	$ 8.72
Hypothetical A		$ 1,000.00	$ 1,015.99	$ 9.15
Class C	1.79%
Actual		$ 1,000.00	$ 923.20	$ 8.63
Hypothetical A		$ 1,000.00	$ 1,016.09	$ 9.05
Institutional Class	.73%
Actual		$ 1,000.00	$ 927.60	$ 3.53
Hypothetical A		$ 1,000.00	$ 1,021.41	$ 3.70

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of November 30, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Chevron Corp.	3.7	3.7
Apple, Inc.	3.6	2.9
Exxon Mobil Corp.	3.5	3.7
Wells Fargo & Co.	3.5	3.5
JPMorgan Chase & Co.	2.9	3.2
General Electric Co.	2.3	0.6
PepsiCo, Inc.	2.0	2.3
Procter & Gamble Co.	1.9	2.0
Target Corp.	1.8	1.8
Merck & Co., Inc.	1.8	2.0
	27.0
Top Five Market Sectors as of November 30, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	17.6	17.2
Financials	16.1	18.0
Industrials	14.3	13.0
Consumer Discretionary	13.6	12.0
Consumer Staples	12.0	13.3
Asset Allocation (% of fund's net assets)
As of November 30, 2011*		As of May 31, 2011**
	Stocks 98.4%		Stocks 99.1%
	Convertible Securities 0.9%		Convertible Securities 0.6%
	Short-Term Investments and Net Other Assets 0.7%		Short-Term Investments and Net Other Assets 0.3%
* Foreign investments	13.6%	** Foreign investments	20.1%

Annual Report

Investments November 30, 2011

Showing Percentage of Net Assets

Common Stocks - 97.4%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 12.6%
Auto Components - 0.2%
Autoliv, Inc.	45,297	$ 2,413
Automobiles - 0.1%
Bayerische Motoren Werke AG (BMW)	25,541	1,921
Distributors - 0.5%
Li & Fung Ltd.	2,956,000	6,142
LKQ Corp. (a)	29,200	891
		7,033
Hotels, Restaurants & Leisure - 2.2%
Darden Restaurants, Inc.	25,200	1,202
McDonald's Corp.	217,224	20,749
Yum! Brands, Inc.	162,910	9,129
		31,080
Household Durables - 1.4%
D.R. Horton, Inc.	422,365	5,030
Lennar Corp. Class A	38,200	703
Ryland Group, Inc.	392,977	5,910
Toll Brothers, Inc. (a)	427,200	8,676
		20,319
Leisure Equipment & Products - 0.3%
Hasbro, Inc.	132,443	4,743
Media - 3.8%
Comcast Corp. Class A (special) (non-vtg.)	630,709	14,103
Informa PLC	73,048	414
Kabel Deutschland Holding AG (a)	36,900	2,045
Regal Entertainment Group Class A (d)	88,261	1,258
The Walt Disney Co.	157,954	5,663
Time Warner Cable, Inc.	67,832	4,102
Time Warner, Inc.	602,294	20,972
Viacom, Inc. Class B (non-vtg.)	113,211	5,067
		53,624
Multiline Retail - 1.8%
Target Corp.	480,420	25,318
Specialty Retail - 2.2%
Foot Locker, Inc.	17,700	418
Limited Brands, Inc.	43,400	1,837
Lowe's Companies, Inc.	918,939	22,064
Staples, Inc.	445,402	6,418
		30,737
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Textiles, Apparel & Luxury Goods - 0.1%
VF Corp.	8,800	$ 1,220
TOTAL CONSUMER DISCRETIONARY		178,408
CONSUMER STAPLES - 12.0%
Beverages - 4.1%
Dr Pepper Snapple Group, Inc.	218,179	7,970
Molson Coors Brewing Co. Class B	34,200	1,388
PepsiCo, Inc.	440,354	28,183
The Coca-Cola Co.	303,061	20,375
		57,916
Food & Staples Retailing - 1.3%
CVS Caremark Corp.	178,351	6,927
Sysco Corp.	191,608	5,468
Walgreen Co.	190,672	6,429
		18,824
Food Products - 0.7%
Danone	152,273	10,036
Household Products - 3.8%
Colgate-Palmolive Co.	105,975	9,697
Kimberly-Clark Corp.	240,581	17,194
Procter & Gamble Co.	400,362	25,851
WD-40 Co.	8,574	355
		53,097
Tobacco - 2.1%
British American Tobacco PLC sponsored ADR	204,468	19,046
Lorillard, Inc.	96,705	10,794
		29,840
TOTAL CONSUMER STAPLES		169,713
ENERGY - 11.4%
Energy Equipment & Services - 0.7%
Exterran Partners LP	193,453	4,200
Halliburton Co.	129,510	4,766
		8,966
Oil, Gas & Consumable Fuels - 10.7%
ARC Resources Ltd. (d)	122,800	3,080
Atlas Pipeline Partners, LP	82,900	2,885
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Bonavista Energy Corp. (e)	58,600	$ 1,536
Chevron Corp.	510,535	52,498
EXCO Resources, Inc.	160,200	1,908
Exxon Mobil Corp.	618,182	49,727
Inergy LP	63,200	1,528
Legacy Reserves LP	63,468	1,702
Occidental Petroleum Corp.	26,400	2,611
Penn West Petroleum Ltd.	111,000	2,037
Royal Dutch Shell PLC Class A (United Kingdom)	502,653	17,586
Suncor Energy, Inc.	285,000	8,584
Talisman Energy, Inc.	95,800	1,311
Williams Companies, Inc.	134,761	4,350
		151,343
TOTAL ENERGY		160,309
FINANCIALS - 16.1%
Capital Markets - 3.3%
Apollo Global Management LLC Class A	192,802	2,414
Ashmore Group PLC	1,202,206	6,360
BlackRock, Inc. Class A	16,305	2,805
Charles Schwab Corp.	302,164	3,614
Goldman Sachs Group, Inc.	46,296	4,438
KKR & Co. LP	441,475	5,664
Morgan Stanley	244,051	3,610
Northern Trust Corp.	134,752	5,071
State Street Corp.	78,151	3,099
T. Rowe Price Group, Inc.	94,070	5,339
The Blackstone Group LP	321,400	4,413
		46,827
Commercial Banks - 7.1%
BB&T Corp.	630,250	14,603
Comerica, Inc.	33,400	842
DBS Group Holdings Ltd.	78,164	777
Regions Financial Corp.	1,261,065	5,183
Standard Chartered PLC (United Kingdom)	177,548	3,856
SunTrust Banks, Inc.	367,902	6,670
U.S. Bancorp	772,384	20,020
Wells Fargo & Co.	1,894,154	48,983
		100,934
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Diversified Financial Services - 4.0%
Citigroup, Inc.	226,936	$ 6,236
JPMorgan Chase & Co.	1,337,638	41,427
KKR Financial Holdings LLC	970,525	8,211
		55,874
Insurance - 0.3%
MetLife, Inc.	65,967	2,077
MetLife, Inc. unit	35,600	2,172
		4,249
Real Estate Investment Trusts - 1.2%
American Capital Agency Corp.	78,700	2,258
BRE Properties, Inc.	44,100	2,146
CBL & Associates Properties, Inc.	285,803	4,084
Education Realty Trust, Inc.	73,900	689
Public Storage	47,600	6,278
Rayonier, Inc.	27,600	1,122
Ventas, Inc.	21,831	1,152
		17,729
Thrifts & Mortgage Finance - 0.2%
First Niagara Financial Group, Inc.	207,670	1,827
MGIC Investment Corp. (a)	5,142	15
Radian Group, Inc.	180,777	390
		2,232
TOTAL FINANCIALS		227,845
HEALTH CARE - 10.1%
Biotechnology - 1.3%
Amgen, Inc.	280,543	16,246
ARIAD Pharmaceuticals, Inc. (a)	119,857	1,449
		17,695
Health Care Equipment & Supplies - 0.1%
Meridian Bioscience, Inc.	70,711	1,353
Health Care Providers & Services - 2.0%
Aetna, Inc.	27,500	1,150
Brookdale Senior Living, Inc. (a)	219,000	3,405
Express Scripts, Inc. (a)	47,273	2,158
McKesson Corp.	161,700	13,148
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Health Care Providers & Services - continued
Medco Health Solutions, Inc. (a)	49,809	$ 2,823
WellPoint, Inc.	72,317	5,102
		27,786
Life Sciences Tools & Services - 0.2%
QIAGEN NV (a)	191,262	2,852
Pharmaceuticals - 6.5%
Abbott Laboratories	188,800	10,299
Cardiome Pharma Corp. (a)	136,046	278
GlaxoSmithKline PLC sponsored ADR	309,331	13,759
Johnson & Johnson	241,422	15,625
Merck & Co., Inc.	702,890	25,128
Pfizer, Inc.	977,496	19,618
Roche Holding AG (participation certificate)	31,300	4,968
Sanofi-aventis	40,003	2,798
		92,473
TOTAL HEALTH CARE		142,159
INDUSTRIALS - 14.3%
Aerospace & Defense - 3.8%
Honeywell International, Inc.	209,677	11,354
MTU Aero Engines Holdings AG	18,400	1,175
Raytheon Co.	105,647	4,814
Rockwell Collins, Inc.	185,904	10,206
The Boeing Co.	168,900	11,602
United Technologies Corp.	191,236	14,649
		53,800
Air Freight & Logistics - 1.1%
C.H. Robinson Worldwide, Inc.	53,293	3,651
United Parcel Service, Inc. Class B	155,985	11,192
		14,843
Building Products - 0.9%
Lennox International, Inc.	110,229	3,652
Owens Corning (a)	244,411	7,015
Quanex Building Products Corp.	152,757	2,304
		12,971
Commercial Services & Supplies - 0.7%
Aggreko PLC	5,018	149
Healthcare Services Group, Inc.	100,782	1,820
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Commercial Services & Supplies - continued
Interface, Inc. Class A	66,340	$ 763
Intrum Justitia AB	30,809	494
Republic Services, Inc.	164,294	4,510
Ritchie Brothers Auctioneers, Inc.	60,800	1,251
US Ecology, Inc.	23,624	436
		9,423
Electrical Equipment - 0.8%
Acuity Brands, Inc.	7,800	392
Emerson Electric Co.	182,583	9,540
Rockwell Automation, Inc.	8,800	660
Roper Industries, Inc.	6,739	574
Zumtobel AG	27,969	438
		11,604
Industrial Conglomerates - 4.3%
3M Co.	18,900	1,532
Danaher Corp.	209,900	10,155
General Electric Co.	2,007,358	31,937
Koninklijke Philips Electronics NV (depositary receipt) (NY Reg.) (d)	826,470	16,802
Siemens AG	4,329	438
		60,864
Machinery - 1.5%
Douglas Dynamics, Inc.	196,058	3,039
Graco, Inc.	47,562	2,045
Ingersoll-Rand PLC	349,725	11,583
PACCAR, Inc.	71,948	2,919
Pfeiffer Vacuum Technology AG	11,211	1,040
SPX Corp.	11,266	714
		21,340
Professional Services - 0.9%
Bureau Veritas SA	83,341	6,152
Michael Page International PLC	763,971	4,608
Robert Half International, Inc.	99,925	2,647
		13,407
Trading Companies & Distributors - 0.3%
Watsco, Inc.	65,228	4,142
TOTAL INDUSTRIALS		202,394
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - 17.6%
Communications Equipment - 2.4%
Cisco Systems, Inc.	1,123,704	$ 20,946
Juniper Networks, Inc. (a)	290,241	6,591
QUALCOMM, Inc.	122,490	6,712
		34,249
Computers & Peripherals - 5.0%
Apple, Inc. (a)	132,330	50,577
EMC Corp. (a)	417,733	9,612
Hewlett-Packard Co.	378,355	10,575
		70,764
Electronic Equipment & Components - 0.8%
Coretronic Corp.	2,399,000	1,771
Corning, Inc.	509,592	6,762
Everlight Electronics Co. Ltd.	1,034,000	1,777
Premier Farnell PLC	351,626	993
		11,303
Internet Software & Services - 1.7%
Google, Inc. Class A (a)	41,013	24,583
IT Services - 5.1%
Accenture PLC Class A	14,500	840
Cognizant Technology Solutions Corp. Class A (a)	80,328	5,410
Fidelity National Information Services, Inc.	205,502	4,951
International Business Machines Corp.	73,000	13,724
MasterCard, Inc. Class A	44,928	16,828
Paychex, Inc.	587,901	17,114
Visa, Inc. Class A	138,996	13,478
		72,345
Semiconductors & Semiconductor Equipment - 0.7%
KLA-Tencor Corp.	43,382	2,000
Siliconware Precision Industries Co. Ltd. sponsored ADR (d)	1,138,252	5,225
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	161,481	2,086
		9,311
Software - 1.9%
ANSYS, Inc. (a)	38,636	2,394
Microsoft Corp.	583,729	14,932
Oracle Corp.	171,800	5,386
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Software - continued
Royalblue Group PLC	30,434	$ 745
Solera Holdings, Inc.	58,451	2,766
		26,223
TOTAL INFORMATION TECHNOLOGY		248,778
MATERIALS - 1.0%
Chemicals - 0.6%
Air Products & Chemicals, Inc.	27,882	2,335
Akzo Nobel NV	21,683	1,093
E.I. du Pont de Nemours & Co.	35,697	1,703
Praxair, Inc.	35,017	3,572
		8,703
Construction Materials - 0.1%
Eagle Materials, Inc.	17,300	400
Metals & Mining - 0.3%
Commercial Metals Co.	128,308	1,794
Nucor Corp.	63,384	2,499
		4,293
TOTAL MATERIALS		13,396
TELECOMMUNICATION SERVICES - 0.5%
Diversified Telecommunication Services - 0.5%
CenturyLink, Inc.	82,436	3,093
Koninklijke KPN NV	305,883	3,737
		6,830
UTILITIES - 1.8%
Electric Utilities - 0.7%
American Electric Power Co., Inc.	60,700	2,409
FirstEnergy Corp.	24,078	1,071
NextEra Energy, Inc.	45,785	2,538
PPL Corp.	131,766	3,956
		9,974
Gas Utilities - 0.3%
National Fuel Gas Co.	46,709	2,707
ONEOK, Inc.	17,405	1,447
		4,154
Common Stocks - continued
	Shares	Value (000s)
UTILITIES - continued
Multi-Utilities - 0.8%
National Grid PLC	883,486	$ 8,685
TECO Energy, Inc.	124,540	2,339
		11,024
TOTAL UTILITIES		25,152
TOTAL COMMON STOCKS (Cost $1,376,549)		1,374,984
Preferred Stocks - 1.7%

Convertible Preferred Stocks - 0.7%
HEALTH CARE - 0.6%
Health Care Equipment & Supplies - 0.5%
Alere, Inc. 3.00%	34,092	7,432
Health Care Providers & Services - 0.1%
Omnicare Capital Trust II Series B, 4.00%	18,000	798
TOTAL HEALTH CARE		8,230
UTILITIES - 0.1%
Electric Utilities - 0.1%
PPL Corp. 8.75%	28,600	1,569
TOTAL CONVERTIBLE PREFERRED STOCKS		9,799
Nonconvertible Preferred Stocks - 1.0%
CONSUMER DISCRETIONARY - 1.0%
Automobiles - 1.0%
Porsche Automobil Holding SE (Germany)	114,000	6,931
Volkswagen AG	47,010	8,064
		14,995
TOTAL PREFERRED STOCKS (Cost $26,178)		24,794
Convertible Bonds - 0.2%
	Principal Amount (000s)	Value (000s)
HEALTH CARE - 0.2%
Health Care Equipment & Supplies - 0.1%
Integra LifeSciences Holdings Corp. 1.625% 12/15/16 (e)	$ 490	$ 424
Health Care Providers & Services - 0.1%
Omnicare, Inc. 3.75% 12/15/25	1,350	1,798
TOTAL CONVERTIBLE BONDS (Cost $2,025)		2,222
Money Market Funds - 1.6%
	Shares
Fidelity Cash Central Fund, 0.11% (b)	9,544,381	9,544
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	12,856,325	12,856
TOTAL MONEY MARKET FUNDS (Cost $22,400)		22,400
TOTAL INVESTMENT PORTFOLIO - 100.9% (Cost $1,427,152)		1,424,400
NET OTHER ASSETS (LIABILITIES) - (0.9)%		(12,988)
NET ASSETS - 100%		$ 1,411,412
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,960,000 or 0.1% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 15
Fidelity Securities Lending Cash Central Fund	156
Total	$ 171
Other Information

The following is a summary of the inputs used, as of November 30, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 193,403	$ 187,261	$ 6,142	$ -
Consumer Staples	169,713	169,713	-	-
Energy	160,309	142,723	17,586	-
Financials	227,845	224,896	2,949	-
Health Care	150,389	147,591	2,798	-
Industrials	202,394	201,956	438	-
Information Technology	248,778	245,230	3,548	-
Materials	13,396	13,396	-	-
Telecommunication Services	6,830	6,830	-	-
Utilities	26,721	16,467	10,254	-
Corporate Bonds	2,222	-	2,222	-
Money Market Funds	22,400	22,400	-	-
Total Investments in Securities:	$ 1,424,400	$ 1,378,463	$ 45,937	$ -
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
(Amounts in thousands)
Investments in Securities:
Beginning Balance	$ 762
Total Realized Gain (Loss)	(128)
Total Unrealized Gain (Loss)	20
Cost of Purchases	-
Proceeds of Sales	(654)
Amortization/Accretion	-
Transfers in to Level 3	-
Transfers out of Level 3	-
Ending Balance	$ -
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at November 30, 2011	$ -

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	86.4%
United Kingdom	5.3%
Netherlands	1.8%
Germany	1.4%
France	1.3%
Canada	1.3%
Others (Individually Less Than 1%)	2.5%
100.0%
Income Tax Information

At November 30, 2011, the Fund had a capital loss carryforward of approximately $58,977,000 of which 6,093,000 and 52,884,000 will expire in fiscal 2016 and 2017, respectively. The capital loss carryforward expiring fiscal 2016 was acquired from Capital One Capital Appreciation Fund. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	November 30, 2011

Assets
Investment in securities, at value (including securities loaned of $13,094) - See accompanying schedule: Unaffiliated issuers (cost $1,404,752)	$ 1,402,000
Fidelity Central Funds (cost $22,400)	22,400
Total Investments (cost $1,427,152)		$ 1,424,400
Receivable for investments sold		5,190
Receivable for fund shares sold		167
Dividends receivable		4,520
Interest receivable		27
Distributions receivable from Fidelity Central Funds		4
Prepaid expenses		4
Other receivables		127
Total assets		1,434,439

Liabilities
Payable for investments purchased	$ 7,250
Payable for fund shares redeemed	1,884
Accrued management fee	530
Distribution and service plan fees payable	154
Other affiliated payables	303
Other payables and accrued expenses	50
Collateral on securities loaned, at value	12,856
Total liabilities		23,027

Net Assets		$ 1,411,412
Net Assets consist of:
Paid in capital		$ 1,484,070
Undistributed net investment income		17,749
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(87,662)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(2,745)
Net Assets		$ 1,411,412

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2011

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($170,204 ÷ 10,010.9 shares)	$ 17.00

Maximum offering price per share (100/94.25 of $17.00)	$ 18.04
Class T: Net Asset Value and redemption price per share ($158,334 ÷ 9,328.3 shares)	$ 16.97

Maximum offering price per share (100/96.50 of $16.97)	$ 17.59
Class B: Net Asset Value and offering price per share ($13,063 ÷ 804.3 shares)A	$ 16.24

Class C: Net Asset Value and offering price per share ($53,201 ÷ 3,277.8 shares)A	$ 16.23

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,016,610 ÷ 59,232.3 shares)	$ 17.16

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended November 30, 2011

Investment Income
Dividends		$ 31,712
Interest		112
Income from Fidelity Central Funds		171
Total income		31,995

Expenses
Management fee	$ 6,454
Transfer agent fees	3,290
Distribution and service plan fees	2,089
Accounting and security lending fees	448
Custodian fees and expenses	112
Independent trustees' compensation	8
Registration fees	69
Audit	61
Legal	6
Miscellaneous	15
Total expenses before reductions	12,552
Expense reductions	(131)	12,421
Net investment income (loss)		19,574
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	195,548
Foreign currency transactions	(128)
Futures contracts	1,232
Total net realized gain (loss)		196,652
Change in net unrealized appreciation (depreciation) on: Investment securities	(131,019)
Assets and liabilities in foreign currencies	2
Futures contracts	481
Total change in net unrealized appreciation (depreciation)		(130,536)
Net gain (loss)		66,116
Net increase (decrease) in net assets resulting from operations		$ 85,690

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2011	Year ended November 30, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 19,574	$ 5,830
Net realized gain (loss)	196,652	182,089
Change in net unrealized appreciation (depreciation)	(130,536)	(49,200)
Net increase (decrease) in net assets resulting from operations	85,690	138,719
Distributions to shareholders from net investment income	(5,465)	(9,233)
Share transactions - net increase (decrease)	(24,995)	(333,242)
Total increase (decrease) in net assets	55,230	(203,756)

Net Assets
Beginning of period	1,356,182	1,559,938
End of period (including undistributed net investment income of $17,749 and undistributed net investment income of $5,289, respectively)	$ 1,411,412	$ 1,356,182

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 16.05	$ 14.67	$ 11.96	$ 21.84	$ 19.98
Income from Investment Operations
Net investment income (loss) C	.21	.04	.08	.12	.10
Net realized and unrealized gain (loss)	.78	1.41	2.75	(8.82)	2.28
Total from investment operations	.99	1.45	2.83	(8.70)	2.38
Distributions from net investment income	(.04)	(.07)	(.12)	(.09)	(.07)
Distributions from net realized gain	-	-	-	(1.10)	(.45)
Total distributions	(.04)	(.07)	(.12)	(1.18) H	(.52)
Net asset value, end of period	$ 17.00	$ 16.05	$ 14.67	$ 11.96	$ 21.84
Total Return A,B	6.17%	9.90%	23.96%	(42.07)%	12.21%
Ratios to Average Net Assets D,F
Expenses before reductions	1.06%	1.05%	1.09%	1.06%	1.04%
Expenses net of fee waivers, if any	1.06%	1.05%	1.09%	1.06%	1.04%
Expenses net of all reductions	1.05%	1.05%	1.08%	1.06%	1.04%
Net investment income (loss)	1.22%	.26%	.60%	.67%	.47%
Supplemental Data
Net assets, end of period (in millions)	$ 170	$ 232	$ 252	$ 228	$ 309
Portfolio turnover rate E	123%	102%	117%	124% G	88%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G The portfolio turnover rate does not include the assets acquired in the merger.

H Total distributions of $1.183 per share is comprised of distributions from net investment income of $.085 and distributions from net realized gain of $1.098 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 16.02	$ 14.64	$ 11.90	$ 21.70	$ 19.85
Income from Investment Operations
Net investment income (loss) C	.17	- H	.04	.08	.05
Net realized and unrealized gain (loss)	.78	1.41	2.75	(8.76)	2.26
Total from investment operations	.95	1.41	2.79	(8.68)	2.31
Distributions from net investment income	-	(.03)	(.05)	(.02)	(.01)
Distributions from net realized gain	-	-	-	(1.10)	(.45)
Total distributions	-	(.03)	(.05)	(1.12) I	(.46)
Net asset value, end of period	$ 16.97	$ 16.02	$ 14.64	$ 11.90	$ 21.70
Total Return A,B	5.93%	9.63%	23.57%	(42.16)%	11.88%
Ratios to Average Net Assets D,F
Expenses before reductions	1.29%	1.31%	1.34%	1.28%	1.26%
Expenses net of fee waivers, if any	1.29%	1.31%	1.34%	1.28%	1.26%
Expenses net of all reductions	1.28%	1.30%	1.34%	1.28%	1.25%
Net investment income (loss)	.99%	.01%	.35%	.45%	.26%
Supplemental Data
Net assets, end of period (in millions)	$ 158	$ 178	$ 201	$ 204	$ 440
Portfolio turnover rate E	123%	102%	117%	124% G	88%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G The portfolio turnover rate does not include the assets acquired in the merger.

H Amount represents less than $.01 per share.

I Total distributions of $1.118 per share is comprised of distributions from net investment income of $.020 and distributions from net realized gain of $1.098 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 15.41	$ 14.13	$ 11.49	$ 21.02	$ 19.18
Income from Investment Operations
Net investment income (loss) C	.08	(.07)	(.02)	(.01)	(.06)
Net realized and unrealized gain (loss)	.75	1.35	2.66	(8.48)	2.20
Total from investment operations	.83	1.28	2.64	(8.49)	2.14
Distributions from net realized gain	-	-	-	(1.04)	(.30)
Net asset value, end of period	$ 16.24	$ 15.41	$ 14.13	$ 11.49	$ 21.02
Total Return A,B	5.39%	9.06%	22.98%	(42.48)%	11.30%
Ratios to Average Net Assets D,F
Expenses before reductions	1.81%	1.82%	1.85%	1.81%	1.81%
Expenses net of fee waivers, if any	1.81%	1.82%	1.85%	1.81%	1.81%
Expenses net of all reductions	1.80%	1.81%	1.84%	1.81%	1.81%
Net investment income (loss)	.47%	(.51)%	(.16)%	(.08)%	(.30)%
Supplemental Data
Net assets, end of period (in millions)	$ 13	$ 19	$ 27	$ 31	$ 84
Portfolio turnover rate E	123%	102%	117%	124% G	88%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 15.39	$ 14.12	$ 11.47	$ 20.99	$ 19.21
Income from Investment Operations
Net investment income (loss) C	.08	(.07)	(.02)	(.01)	(.05)
Net realized and unrealized gain (loss)	.76	1.34	2.67	(8.47)	2.20
Total from investment operations	.84	1.27	2.65	(8.48)	2.15
Distributions from net realized gain	-	-	-	(1.04)	(.37)
Net asset value, end of period	$ 16.23	$ 15.39	$ 14.12	$ 11.47	$ 20.99
Total Return A,B	5.46%	8.99%	23.10%	(42.49)%	11.38%
Ratios to Average Net Assets D,F
Expenses before reductions	1.78%	1.80%	1.84%	1.79%	1.77%
Expenses net of fee waivers, if any	1.78%	1.80%	1.84%	1.79%	1.77%
Expenses net of all reductions	1.77%	1.80%	1.83%	1.78%	1.76%
Net investment income (loss)	.50%	(.49)%	(.15)%	(.05)%	(.25)%
Supplemental Data
Net assets, end of period (in millions)	$ 53	$ 58	$ 63	$ 59	$ 121
Portfolio turnover rate E	123%	102%	117%	124% G	88%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 16.19	$ 14.80	$ 12.07	$ 22.03	$ 20.15
Income from Investment Operations
Net investment income (loss) B	.27	.09	.12	.18	.17
Net realized and unrealized gain (loss)	.79	1.41	2.78	(8.89)	2.29
Total from investment operations	1.06	1.50	2.90	(8.71)	2.46
Distributions from net investment income	(.09)	(.11)	(.17)	(.15)	(.13)
Distributions from net realized gain	-	-	-	(1.10)	(.45)
Total distributions	(.09)	(.11)	(.17)	(1.25) G	(.58)
Net asset value, end of period	$ 17.16	$ 16.19	$ 14.80	$ 12.07	$ 22.03
Total Return A	6.56%	10.23%	24.36%	(41.88)%	12.53%
Ratios to Average Net Assets C,E
Expenses before reductions	.72%	.73%	.77%	.74%	.72%
Expenses net of fee waivers, if any	.72%	.73%	.77%	.74%	.72%
Expenses net of all reductions	.71%	.72%	.77%	.73%	.72%
Net investment income (loss)	1.56%	.59%	.92%	1.00%	.79%
Supplemental Data
Net assets, end of period (in millions)	$ 1,017	$ 870	$ 1,017	$ 725	$ 814
Portfolio turnover rate D	123%	102%	117%	124% F	88%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F The portfolio turnover rate does not include the assets acquired in the merger.

G Total distributions of $1.252 per share is comprised of distributions from net investment income of $.154 and distributions from net realized gain of $1.098 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2011

(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor Growth & Income Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of November 30, 2011, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of November 30, 2011, the Fund did not have any unrecognized tax benefits in the financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, foreign currency transactions, market discount, partnerships, equity-debt classifications, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 96,049
Gross unrealized depreciation	(121,192)
Net unrealized appreciation (depreciation) on securities and other investments	$ (25,143)

Tax Cost	$ 1,449,543

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 17,773
Capital loss carryforward	$ (58,977)
Net unrealized appreciation (depreciation)	$ (25,136)

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the Act), the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund's first fiscal year end subject to the Act will be November 30, 2012.

The tax character of distributions paid was as follows:

	November 30, 2011	November 30, 2010
Ordinary Income	$ 5,465	$ 9,233

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

New Accounting Pronouncement - continued

In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund used derivative instruments (derivatives), including futures contracts, in order to meet its investment objectives. The strategy is to use derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to sell the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. The Fund's maximum risk of loss from counterparty credit risk is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. Counterparty risk related to exchange-traded

Annual Report

5. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

futures contracts is minimal because of the protection provided by the exchange on which they trade. Derivatives involve, to varying degrees, risk of loss in excess of the amounts recognized in the Statement of Assets and Liabilities.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

The underlying face amount at value of open futures contracts at period end, if any, is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

Certain risks arise upon entering into futures contracts, including the risk that an illiquid market limits the ability to close out a futures contract prior to settlement date.

During the period the Fund recognized net realized gain (loss) of $1,232 and a change in net unrealized appreciation (depreciation) of $481 related to its investment in futures contracts. These amounts are included in the Statement of Operations.

6. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,757,892 and $1,725,885, respectively.

7. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

7. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

increase and increases as assets under management decrease. For the period, the total annual management fee rate was .46% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 469	$ 5
Class T	.25%	.25%	878	5
Class B	.75%	.25%	161	121
Class C	.75%	.25%	581	17
			$ 2,089	$ 148

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B, 1.00% for Class C, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 30
Class T	15
Class B*	23
Class C*	2
$ 70

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder

Annual Report

7. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 561.30
Class T	488.28
Class B	48.30
Class C	157.27
Institutional Class	2,036.21
	$ 3,290

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $52 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. The interest expense amounted to three hundred and ninety dollars under the interfund lending program. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate
Borrower	$ 4,689.43%

8. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

8. Committed Line of Credit - continued

agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $4 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

9. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $156. During the period, there were no securities loaned to FCM.

10. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $131 for the period.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2011	2010
From net investment income
Class A	$ 579	$ 1,150
Class T	-	367
Institutional Class	4,886	7,716
Total	$ 5,465	$ 9,233

Annual Report

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2011	2010	2011	2010
Class A
Shares sold	1,255	1,743	$ 21,690	$ 26,391
Reinvestment of distributions	25	58	420	858
Shares redeemed	(5,729)	(4,541)	(98,274)	(69,183)
Net increase (decrease)	(4,449)	(2,740)	$ (76,164)	$ (41,934)
Class T
Shares sold	839	1,043	$ 14,531	$ 15,898
Reinvestment of distributions	-	24	-	354
Shares redeemed	(2,612)	(3,663)	(44,989)	(55,498)
Net increase (decrease)	(1,773)	(2,596)	$ (30,458)	$ (39,246)
Class B
Shares sold	8	135	$ 150	$ 1,974
Shares redeemed	(420)	(856)	(7,020)	(12,547)
Net increase (decrease)	(412)	(721)	$ (6,870)	$ (10,573)
Class C
Shares sold	227	247	$ 3,775	$ 3,621
Shares redeemed	(706)	(927)	(11,678)	(13,651)
Net increase (decrease)	(479)	(680)	$ (7,903)	$ (10,030)
Institutional Class
Shares sold	11,017	9,538	$ 191,119	$ 145,922
Reinvestment of distributions	286	519	4,871	7,696
Shares redeemed	(5,784)	(25,053)	(99,590)	(385,077)
Net increase (decrease)	5,519	(14,996)	$ 96,400	$ (231,459)

13. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

The Fidelity Advisor Freedom Funds were the owners of record, in the aggregate, of approximately 57% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Growth & Income Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Growth & Income Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments, as of November 30, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2011, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Growth & Income Fund as of November 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 12, 2012

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 226 funds advised by FMR or an affiliate. Mr. Curvey oversees 429 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

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Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (58)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-Present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (67)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Robert W. Selander (61)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (67)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008
Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (61)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

Trustees and Officers - continued

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (42)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (46)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (47)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Thomas C. Hense (47)

Year of Election or Appointment: 2008 or 2010

Vice President of Fidelity's High Income (2008), Small Cap (2008), and Value (2010) Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (53)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (64)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (50)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Joseph F. Zambello (54)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (44)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President and Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II (2011-present), Assistant Treasurer of other Fidelity funds (2010-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (53)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

Institutional Class designates 100% of the dividends distributed during the fiscal year as amounts qualifying for the dividends-received deduction for corporate shareholders.

Institutional Class designates 100% of dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Growth & Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2011 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has devoted increased resources to non-U.S. offices. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and enhancers. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools which permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in their deliberations, the Board considered the Investment Advisers' trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers, with 35 new branches opening since 2010.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) rationalizing product lines through the mergers of six funds into other funds; (iii) continuing to migrate the Freedom Funds to dedicated lower cost underlying funds; (iv) obtaining shareholder approval to broaden the investment strategies for Fidelity Consumer Finance Portfolio, Fidelity Emerging Asia Fund, and Fidelity Environment and Alternative Energy Portfolio; (v) contractually agreeing to reduce the management fees and impose other expense limitations on Spartan 500 Index Fund and U.S. Bond Index Fund in connection with launching new institutional classes of these funds; (vi) changing the name, primary and supplemental benchmarks, and investment policies of Fidelity Global Strategies Fund to support the fund's flexible investment mandate and global orientation; and (vii) reducing the transfer agency account fee rates on certain accounts.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2010, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Fidelity Advisor Growth & Income Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Institutional Class (Class I) of the fund was in the second quartile for the one-year period, the fourth quartile for the three-year period, and the third quartile for the five-year period. The Board also noted that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 13% means that 87% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Fidelity Advisor Growth & Income Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2010.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

Annual Report

The Board noted that the total expense ratio of each of Class A, Class B, Class C, and Institutional Class ranked below its competitive median for 2010 and the total expense ratio of Class T ranked above its competitive median for 2010. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Class T was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers and other key personnel and strategies for attracting and retaining non-investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) historical trends in Fidelity's realization of fall-out benefits; (vi) Fidelity's group fee structures and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and Fidelity's compliance practices with respect to performance adjustment calculations; (ix) the fee structures in place for certain other Fidelity clients; and (x) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expense ratios for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research (Japan) Inc.

Fidelity Management & Research (Hong Kong) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

AGAII-UANN-0112
1.786688.108

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®
Growth Opportunities
Fund - Class A, Class T, Class B
and Class C

Annual Report

November 30, 2011

Contents

Chairman's Message	(Click Here)	The Chairman's message to shareholders.
Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_James_C_Curvey)

Dear Shareholder:

The unusually high level of volatility that global equity markets have experienced since early August continued through the end of November. Most major indexes were unable to gain much traction during this time frame, as concern about the sovereign debt crisis in Europe continued to overshadow strong corporate earnings and better-than-expected economic news. High-grade bonds, meanwhile, fared slightly better amid periodic flights to quality. Financial markets are difficult to predict, of course, but you can help put the odds in your favor by following these time-tested investment principles.

One of the basic tenets is to invest according to your time horizon. For long-term investors, riding out the markets' inevitable ups and downs has proven much more effective than making decisions based on short-term developments. If your goal is approaching, you can also benefit from patience and restraint, rather than attempting to time the market. No matter your time horizon, missing only a few of the markets' best days can significantly diminish returns. Patience also affords the benefits of compounding - earning interest on additional income or reinvested dividends and capital gains. While staying the course doesn't eliminate risk, it can considerably lessen the negative impact of short-term downturns.

Asset allocation is another principle to manage risk. As you spread your portfolio among the asset classes, be sure to consider your time horizon, risk tolerance and investment objectives. Younger investors may be better served by emphasizing equities, which historically have been the best-performing asset class over time. Investors who are nearing a specific goal, such as retirement or sending a child to college, may choose to favor bonds and other investments that have tended to be more stable. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. After deciding on a suitable allocation strategy, make sure your portfolio is adequately diversified, with exposure to stocks of small-, mid- and large-cap companies in a range of sectors, for example. And today, more than ever, geographic diversification should be taken into account.

Lastly, investing a certain amount of money on a regular basis - a principle known as dollar-cost averaging - can help lower the average cost of your purchases, while also giving you the discipline to avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to learn more by visiting us on the Internet, dropping by one of our Investor Centers or calling us by phone. It is our privilege to provide the resources you need to choose investments that are right for you.

Sincerely,

(The acting chairman's signature appears here.)

James C. Curvey
Acting Chairman

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended November 30, 2011	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge) C	3.27%	-0.90%	1.97%
Class T (incl. 3.50% sales charge) C	5.50%	-0.63%	2.04%
Class B (incl. contingent deferred sales charge) A,C	3.71%	-0.87%	2.02%
Class C (incl. contingent deferred sales charge) B,C	7.74%	-0.47%	1.81%

A Class B shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

B Class C shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

C Prior to February 1, 2007, Fidelity Advisor® Growth Opportunities Fund operated under certain different investment policies. The fund's historical performance may not represent its current investment policies.

Annual Report

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Growth Opportunities Fund - Class A on November 30, 2001, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Growth Index performed over the same period.

Fidelity Advisor Growth Opportunities Fund - Class A
Russell 1000® Growth Index
16,000
15,000
12,500
10,000
9,000
8,000
7,000
$5,800
$12,938
$12,149
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks overcame a sharp summer drop to post solid gains for the year ending November 30, 2011. Bullishness in the first half of the period gave way to a sudden reversal in July and August, as debate over the U.S. debt ceiling, a downgrade of the country's long-term sovereign credit rating and more debt woes in Europe led the S&P 500® Index to its worst calendar-quarter finish in almost three years. However, in October, a possible solution to the eurozone debt crisis and encouraging U.S. economic data fueled a rally that pushed the broad-based index up roughly 11%, its highest monthly return since December 1991. Although a Congressional stalemate over deficit reductions kept volatility alive in November, the S&P 500® finished the year up 7.83%, while the blue-chip Dow Jones Industrial AverageSM added 12.39% and the technology-heavy Nasdaq Composite® Index rose 5.93%. Within the S&P 500®, sector performance was mixed, with financials (-10%) struggling, while the defensive utilities (+20%) and consumer staples (+16%) segments fared best. Small and mid-sized stocks posted more-modest gains than their large-cap counterparts, with the Russell 2000® and Russell Midcap® indexes adding 2.75% and 5.39%, respectively. Uncertainty in Europe hurt foreign developed-markets stocks, as the MSCI® EAFE® (Europe, Australasia, Far East) Index fell 4.01%.

Comments from Steven Wymer, Portfolio Manager of Fidelity Advisor® Growth Opportunities Fund: For the year, the fund's Class A, Class T, Class B and Class C shares rose 9.57%, 9.33%, 8.71% and 8.74%, respectively (excluding sales charges), compared with a gain of 8.65% for the Russell 1000® Growth Index. Relative performance was driven by strong stock picking in health care, particularly in the pharmaceuticals/biotechnology/life science area, which accounted for five of the fund's top-10 relative contributors. Pharmasset, Regeneron Pharmaceuticals, Cepheid, Ireland's Elan and Vertex Pharmaceuticals were all instrumental here. Consumer durables/apparel also helped, including a stake in upscale yoga apparel manufacturer and retailer lululemon athletica. Elsewhere, Universal Display in information technology hardware/equipment also contributed. I sold the stock by period end. On the other hand, positioning in tech proved to be the biggest drag on relative performance, including salesforce.com, IBM, Rambus and Riverbed Technology. A few pharmaceuticals/biotechnology stocks lost ground and partially offset the fund's strong overall gains in health care, including Human Genome Sciences and drug discovery firm Exelixis. Unfavorable positioning in energy also was costly. Many of these stocks were not found in the index. Pharmasset and Riverbed were added to the index in July as part of the annual Russell reconstitution, while Rambus was removed from the index.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2011 to November 30, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value June 1, 2011	Ending Account Value November 30, 2011	Expenses Paid During Period* June 1, 2011 to November 30, 2011
Class A	1.17%
Actual		$ 1,000.00	$ 926.00	$ 5.65
HypotheticalA		$ 1,000.00	$ 1,019.20	$ 5.92
Class T	1.36%
Actual		$ 1,000.00	$ 925.00	$ 6.56
HypotheticalA		$ 1,000.00	$ 1,018.25	$ 6.88
Class B	1.94%
Actual		$ 1,000.00	$ 922.20	$ 9.35
HypotheticalA		$ 1,000.00	$ 1,015.34	$ 9.80
Class C	1.92%
Actual		$ 1,000.00	$ 922.30	$ 9.25
HypotheticalA		$ 1,000.00	$ 1,015.44	$ 9.70
Institutional Class	.80%
Actual		$ 1,000.00	$ 927.30	$ 3.87
HypotheticalA		$ 1,000.00	$ 1,021.06	$ 4.05

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of November 30, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	6.6	5.5
Pharmasset, Inc.	3.8	2.2
Google, Inc. Class A	3.3	2.6
Exxon Mobil Corp.	3.1	3.0
salesforce.com, Inc.	2.6	3.0
Regeneron Pharmaceuticals, Inc.	2.0	2.2
Cypress Semiconductor Corp.	1.9	2.1
NVIDIA Corp.	1.9	1.4
lululemon athletica, Inc.	1.8	1.9
Silicon Laboratories, Inc.	1.8	1.6
	28.8
Top Five Market Sectors as of November 30, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	36.1	38.3
Health Care	17.3	18.9
Consumer Discretionary	16.4	15.2
Energy	9.7	8.7
Consumer Staples	7.6	6.5
Asset Allocation (% of fund's net assets)
As of November 30, 2011 *		As of May 31, 2011 **
	Stocks 99.6%		Stocks 99.5%
	Short-Term Investments and Net Other Assets 0.4%		Short-Term Investments and Net Other Assets 0.5%
* Foreign investments	6.6%	** Foreign investments	5.9%

Annual Report

Investments November 30, 2011

Showing Percentage of Net Assets

Common Stocks - 99.6%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 16.4%
Auto Components - 0.4%
Johnson Controls, Inc.	49,100	$ 1,546
Tenneco, Inc. (a)	193,800	5,612
		7,158
Automobiles - 0.2%
Ford Motor Co. (a)	231,700	2,456
Diversified Consumer Services - 0.1%
Weight Watchers International, Inc.	39,500	2,321
Hotels, Restaurants & Leisure - 5.1%
Arcos Dorados Holdings, Inc.	154,500	3,387
BJ's Restaurants, Inc. (a)(d)	350,500	16,852
Buffalo Wild Wings, Inc. (a)	44,600	2,876
Chipotle Mexican Grill, Inc. (a)	22,500	7,235
Dunkin' Brands Group, Inc. (a)(d)	220,300	5,574
Hyatt Hotels Corp. Class A (a)	145,600	5,196
Las Vegas Sands Corp. warrants 11/16/13 (a)	13,100	8,908
McDonald's Corp.	172,300	16,458
Starbucks Corp.	218,600	9,505
Starwood Hotels & Resorts Worldwide, Inc.	104,900	5,002
The Cheesecake Factory, Inc. (a)(d)	89,400	2,535
		83,528
Household Durables - 1.6%
iRobot Corp. (a)	52,400	1,664
Lennar Corp. Class A	704,600	12,972
SodaStream International Ltd.	79,089	2,361
Tempur-Pedic International, Inc. (a)	84,800	4,631
Tupperware Brands Corp.	69,400	4,043
		25,671
Internet & Catalog Retail - 1.5%
Amazon.com, Inc. (a)	113,000	21,729
Groupon, Inc. Class A (a)	212,100	3,712
		25,441
Media - 0.8%
Comcast Corp. Class A	66,500	1,508
DIRECTV (a)	145,100	6,852
DreamWorks Animation SKG, Inc. Class A (a)	40,200	747
Pandora Media, Inc. (d)	65,600	668
The Walt Disney Co.	106,900	3,832
		13,607
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Multiline Retail - 0.6%
JCPenney Co., Inc. (d)	154,300	$ 4,944
Target Corp.	90,400	4,764
		9,708
Specialty Retail - 2.0%
Abercrombie & Fitch Co. Class A	44,900	2,151
Bed Bath & Beyond, Inc. (a)	54,000	3,268
DSW, Inc. Class A	173,100	7,790
Francescas Holdings Corp. (a)	43,100	711
Home Depot, Inc.	139,500	5,471
Jos. A. Bank Clothiers, Inc. (a)	37,600	1,853
Lumber Liquidators Holdings, Inc. (a)(d)	219,100	3,712
Staples, Inc.	111,900	1,612
Teavana Holdings, Inc. (a)	2,400	48
Ulta Salon, Cosmetics & Fragrance, Inc. (a)	82,200	5,724
		32,340
Textiles, Apparel & Luxury Goods - 4.1%
Coach, Inc.	149,000	9,326
Fossil, Inc. (a)	145,200	13,008
lululemon athletica, Inc. (a)(d)	603,916	30,015
NIKE, Inc. Class B	69,800	6,713
Steven Madden Ltd. (a)	159,400	5,684
Vera Bradley, Inc. (a)	91,000	3,494
		68,240
TOTAL CONSUMER DISCRETIONARY		270,470
CONSUMER STAPLES - 7.6%
Beverages - 1.6%
PepsiCo, Inc.	148,100	9,478
The Coca-Cola Co.	260,000	17,480
		26,958
Food & Staples Retailing - 1.8%
Costco Wholesale Corp.	69,100	5,894
Droga Raia SA	9,000	140
Fresh Market, Inc.	54,433	2,135
Wal-Mart Stores, Inc.	194,380	11,449
Walgreen Co.	112,800	3,804
Whole Foods Market, Inc.	84,600	5,761
		29,183
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - continued
Food Products - 0.5%
Green Mountain Coffee Roasters, Inc. (a)	158,000	$ 8,284
Household Products - 0.3%
Church & Dwight Co., Inc.	66,400	2,938
Procter & Gamble Co.	35,600	2,299
		5,237
Personal Products - 1.5%
Avon Products, Inc.	57,642	980
Herbalife Ltd.	414,600	22,927
		23,907
Tobacco - 1.9%
Altria Group, Inc.	152,900	4,387
Philip Morris International, Inc.	353,590	26,958
		31,345
TOTAL CONSUMER STAPLES		124,914
ENERGY - 9.7%
Energy Equipment & Services - 2.9%
Carbo Ceramics, Inc.	14,200	2,021
FMC Technologies, Inc. (a)	73,340	3,840
Halliburton Co.	216,000	7,949
National Oilwell Varco, Inc.	77,788	5,577
Schlumberger Ltd.	366,600	27,616
		47,003
Oil, Gas & Consumable Fuels - 6.8%
Anadarko Petroleum Corp.	71,100	5,778
Chesapeake Energy Corp.	409,164	10,368
Chevron Corp.	52,300	5,377
Concho Resources, Inc. (a)	48,800	4,959
EOG Resources, Inc.	17,500	1,815
Exxon Mobil Corp.	643,400	51,755
Hess Corp.	95,200	5,733
Noble Energy, Inc.	29,700	2,922
Occidental Petroleum Corp.	79,200	7,833
Peabody Energy Corp.	47,700	1,871
Range Resources Corp.	33,300	2,388
Solazyme, Inc.	22,500	263
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Southwestern Energy Co. (a)	195,793	$ 7,450
Valero Energy Corp.	146,700	3,267
		111,779
TOTAL ENERGY		158,782
FINANCIALS - 2.8%
Capital Markets - 0.4%
Charles Schwab Corp.	204,000	2,440
Goldman Sachs Group, Inc.	22,191	2,127
Morgan Stanley	44,400	657
T. Rowe Price Group, Inc.	25,600	1,453
		6,677
Commercial Banks - 0.3%
Signature Bank, New York (a)	45,400	2,653
Wells Fargo & Co.	89,600	2,317
		4,970
Consumer Finance - 1.3%
Discover Financial Services	865,033	20,605
Diversified Financial Services - 0.5%
BM&F Bovespa SA	610,758	3,337
CME Group, Inc.	4,400	1,097
JPMorgan Chase & Co.	146,900	4,549
		8,983
Real Estate Investment Trusts - 0.2%
Simon Property Group, Inc.	21,578	2,683
Real Estate Management & Development - 0.1%
The St. Joe Co. (a)	120,800	1,737
TOTAL FINANCIALS		45,655
HEALTH CARE - 17.3%
Biotechnology - 14.1%
Alexion Pharmaceuticals, Inc. (a)	74,800	5,136
Alkermes PLC (a)	634,100	9,695
Amarin Corp. PLC ADR (a)	203,600	1,421
Amylin Pharmaceuticals, Inc. (a)	270,100	2,917
Celgene Corp. (a)	59,435	3,749
Cepheid, Inc. (a)	391,053	13,413
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Biotechnology - continued
Exelixis, Inc. (a)	1,961,611	$ 9,043
Human Genome Sciences, Inc. (a)	922,758	7,078
ImmunoGen, Inc. (a)(d)	1,311,807	15,938
Immunomedics, Inc. (a)(d)	1,383,587	4,649
InterMune, Inc. (a)	311,200	5,651
Isis Pharmaceuticals, Inc. (a)(d)	964,600	7,157
Lexicon Pharmaceuticals, Inc. (a)	4,756,200	5,565
Lexicon Pharmaceuticals, Inc. rights 12/22/11 (a)	4,756,200	190
Metabolix, Inc. (a)(d)	744,695	3,545
Micromet, Inc. (a)(d)	715,134	4,384
NPS Pharmaceuticals, Inc. (a)	266,500	1,514
Pharmasset, Inc. (a)	471,140	61,715
Regeneron Pharmaceuticals, Inc. (a)(d)	566,400	33,655
Rigel Pharmaceuticals, Inc. (a)	782,300	5,961
Seattle Genetics, Inc. (a)(d)	1,574,737	26,188
Transition Therapeutics, Inc. (a)	537,433	817
Transition Therapeutics, Inc. (f)	346,464	474
Vertex Pharmaceuticals, Inc. (a)	83,290	2,415
		232,270
Health Care Equipment & Supplies - 0.2%
Baxter International, Inc.	45,000	2,325
Health Care Providers & Services - 0.7%
Express Scripts, Inc. (a)	87,400	3,990
McKesson Corp.	44,900	3,651
Medco Health Solutions, Inc. (a)	62,100	3,519
		11,160
Health Care Technology - 0.1%
athenahealth, Inc. (a)	30,900	1,835
Life Sciences Tools & Services - 0.0%
Illumina, Inc. (a)	15,800	440
Pharmaceuticals - 2.2%
Abbott Laboratories	164,200	8,957
Allergan, Inc.	83,600	6,999
Elan Corp. PLC sponsored ADR (a)	1,065,000	11,523
Endocyte, Inc.	167,700	1,726
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Pharmaceuticals - continued
Johnson & Johnson	27,700	$ 1,793
MAP Pharmaceuticals, Inc. (a)	354,308	4,872
		35,870
TOTAL HEALTH CARE		283,900
INDUSTRIALS - 6.5%
Aerospace & Defense - 1.2%
Exelis, Inc.	48,200	431
Honeywell International, Inc.	113,800	6,162
The Boeing Co.	197,400	13,559
		20,152
Air Freight & Logistics - 0.8%
United Parcel Service, Inc. Class B	188,900	13,554
Airlines - 0.2%
JetBlue Airways Corp. (a)	426,300	1,756
United Continental Holdings, Inc. (a)	71,000	1,276
		3,032
Construction & Engineering - 0.4%
Fluor Corp.	25,400	1,392
Orascom Construction Industries SAE GDR	87,100	3,136
Quanta Services, Inc. (a)	81,559	1,679
		6,207
Electrical Equipment - 0.1%
Roper Industries, Inc.	31,300	2,666
Industrial Conglomerates - 1.2%
3M Co.	59,300	4,806
Danaher Corp.	232,300	11,239
General Electric Co.	202,800	3,227
		19,272
Machinery - 1.4%
Caterpillar, Inc.	144,100	14,105
Cummins, Inc.	31,800	3,063
Deere & Co.	49,600	3,931
ITT Corp.	24,100	486
Xylem, Inc.	48,200	1,152
		22,737
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Road & Rail - 1.2%
CSX Corp.	268,900	$ 5,838
Union Pacific Corp.	135,400	14,002
		19,840
TOTAL INDUSTRIALS		107,460
INFORMATION TECHNOLOGY - 36.1%
Communications Equipment - 3.4%
Acme Packet, Inc. (a)	17,900	598
F5 Networks, Inc. (a)	19,800	2,238
Infinera Corp. (a)(d)	1,043,581	7,201
Juniper Networks, Inc. (a)	77,600	1,762
QUALCOMM, Inc.	462,695	25,356
Riverbed Technology, Inc. (a)	742,700	19,310
		56,465
Computers & Peripherals - 8.0%
Apple, Inc. (a)	282,958	108,144
Fusion-io, Inc. (d)	297,803	9,973
NetApp, Inc. (a)	58,500	2,155
SanDisk Corp. (a)	88,500	4,364
Seagate Technology	269,100	4,602
Silicon Graphics International Corp. (a)(d)	141,900	2,117
		131,355
Electronic Equipment & Components - 0.1%
Corning, Inc.	114,100	1,514
Internet Software & Services - 4.9%
Angie's List, Inc.	6,400	74
Baidu.com, Inc. sponsored ADR (a)	84,100	11,016
Cornerstone OnDemand, Inc. (d)	114,000	1,838
eBay, Inc. (a)	157,700	4,666
Facebook, Inc. Class B (f)	78,341	1,959
Google, Inc. Class A (a)	91,615	54,913
Mail.ru Group Ltd. GDR (a)(e)	2,800	86
OpenTable, Inc. (a)(d)	11,400	403
Rackspace Hosting, Inc. (a)	149,102	6,468
		81,423
IT Services - 3.5%
Cognizant Technology Solutions Corp. Class A (a)	170,016	11,451
International Business Machines Corp.	102,400	19,251
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
IT Services - continued
MasterCard, Inc. Class A	29,300	$ 10,974
VeriFone Systems, Inc. (a)	57,900	2,539
Visa, Inc. Class A	136,400	13,227
		57,442
Semiconductors & Semiconductor Equipment - 7.5%
Advanced Micro Devices, Inc. (a)	211,600	1,204
Analog Devices, Inc.	24,000	837
Applied Materials, Inc.	174,600	1,882
Applied Micro Circuits Corp. (a)	113,700	848
Atmel Corp. (a)	121,500	1,078
Broadcom Corp. Class A	97,300	2,953
Cree, Inc. (a)	305,600	7,603
Cypress Semiconductor Corp.	1,680,166	32,041
NVIDIA Corp. (a)	1,987,400	31,063
Rambus, Inc. (a)(d)	1,435,800	11,458
Silicon Image, Inc. (a)	287,997	1,414
Silicon Laboratories, Inc. (a)(d)	678,800	29,338
Xilinx, Inc.	52,400	1,714
		123,433
Software - 8.7%
Citrix Systems, Inc. (a)	73,500	5,247
Microsoft Corp.	721,200	18,448
Oracle Corp.	430,500	13,496
QLIK Technologies, Inc. (a)	211,374	5,785
RealPage, Inc. (a)	97,525	2,441
Red Hat, Inc. (a)	503,000	25,190
salesforce.com, Inc. (a)	363,500	43,046
Solera Holdings, Inc.	70,300	3,327
SuccessFactors, Inc. (a)(d)	665,300	17,032
TiVo, Inc. (a)	573,100	5,662
VMware, Inc. Class A (a)	31,000	2,997
		142,671
TOTAL INFORMATION TECHNOLOGY		594,303
MATERIALS - 3.2%
Chemicals - 1.9%
CF Industries Holdings, Inc.	12,100	1,692
Dow Chemical Co.	147,900	4,098
E.I. du Pont de Nemours & Co.	103,200	4,925
Common Stocks - continued
	Shares	Value (000s)
MATERIALS - continued
Chemicals - continued
Monsanto Co.	242,000	$ 17,775
The Mosaic Co.	62,200	3,282
		31,772
Metals & Mining - 1.3%
Barrick Gold Corp. (d)	98,300	5,209
Freeport-McMoRan Copper & Gold, Inc.	243,900	9,658
Molycorp, Inc. (a)(d)	80,200	2,715
Mongolian Mining Corp. (a)	1,124,000	889
Nucor Corp.	74,100	2,922
		21,393
TOTAL MATERIALS		53,165
TOTAL COMMON STOCKS (Cost $1,290,763)		1,638,649
Money Market Funds - 6.1%

Fidelity Cash Central Fund, 0.11% (b)	8,976,216	8,976
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	90,461,230	90,461
TOTAL MONEY MARKET FUNDS (Cost $99,437)		99,437
TOTAL INVESTMENT PORTFOLIO - 105.7% (Cost $1,390,200)		1,738,086
NET OTHER ASSETS (LIABILITIES) - (5.7)%		(92,968)
NET ASSETS - 100%		$ 1,645,118
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $86,000 or 0.0% of net assets.

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $2,433,000 or 0.1% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Facebook, Inc. Class B	3/31/11 - 5/19/11	$ 1,959
Transition Therapeutics, Inc.	11/21/11	$ 468
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 17
Fidelity Securities Lending Cash Central Fund	821
Total	$ 838
Other Information

The following is a summary of the inputs used, as of November 30, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 270,470	$ 261,562	$ 8,908	$ -
Consumer Staples	124,914	124,914	-	-
Energy	158,782	158,782	-	-
Financials	45,655	45,655	-	-
Health Care	283,900	283,236	664	-
Industrials	107,460	107,460	-	-
Information Technology	594,303	592,344	-	1,959
Materials	53,165	52,276	889	-
Money Market Funds	99,437	99,437	-	-
Total Investments in Securities:	$ 1,738,086	$ 1,725,666	$ 10,461	$ 1,959
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
(Amounts in thousands)
Investments in Securities:
Beginning Balance	$ -
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	-
Cost of Purchases	1,959
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in to Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 1,959
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at November 30, 2011	$ -

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Income Tax Information

At November 30, 2011, the Fund had a capital loss carryforward of approximately $578,516,000 of which $101,698,000 and $476,818,000 will expire in fiscal 2016 and 2017, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	November 30, 2011
Assets
Investment in securities, at value (including securities loaned of $92,734) - See accompanying schedule: Unaffiliated issuers (cost $1,290,763)	$ 1,638,649
Fidelity Central Funds (cost $99,437)	99,437
Total Investments (cost $1,390,200)		$ 1,738,086
Receivable for investments sold		933
Receivable for fund shares sold		1,439
Dividends receivable		1,815
Distributions receivable from Fidelity Central Funds		243
Prepaid expenses		6
Other receivables		136
Total assets		1,742,658

Liabilities
Payable for investments purchased	$ 566
Payable for fund shares redeemed	4,407
Accrued management fee	999
Distribution and service plan fees payable	559
Other affiliated payables	368
Other payables and accrued expenses	180
Collateral on securities loaned, at value	90,461
Total liabilities		97,540

Net Assets		$ 1,645,118
Net Assets consist of:
Paid in capital		$ 1,879,094
Accumulated net investment loss		(137)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(581,725)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		347,886
Net Assets		$ 1,645,118

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2011
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($267,260 ÷ 7,552.8 shares)	$ 35.39

Maximum offering price per share (100/94.25 of $35.39)	$ 37.55
Class T: Net Asset Value and redemption price per share ($1,102,252 ÷ 30,942.2 shares)	$ 35.62

Maximum offering price per share (100/96.50 of $35.62)	$ 36.91
Class B: Net Asset Value and offering price per share ($13,645 ÷ 409.6 shares)A	$ 33.31

Class C: Net Asset Value and offering price per share ($46,518 ÷ 1,389.5 shares)A	$ 33.48

Institutional Class: Net Asset Value, offering price and redemption price per share ($215,443 ÷ 5,881.1 shares)	$ 36.63

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended November 30, 2011
Investment Income
Dividends		$ 13,655
Income from Fidelity Central Funds (including $821 from security lending)		838
Total income		14,493

Expenses
Management fee Basic fee	$ 9,551
Performance adjustment	(1,389)
Transfer agent fees	4,099
Distribution and service plan fees	7,175
Accounting and security lending fees	558
Custodian fees and expenses	44
Independent trustees' compensation	10
Registration fees	91
Audit	62
Legal	10
Miscellaneous	16
Total expenses before reductions	20,227
Expense reductions	(23)	20,204
Net investment income (loss)		(5,711)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	181,551
Foreign currency transactions	(10)
Total net realized gain (loss)		181,541
Change in net unrealized appreciation (depreciation) on: Investment securities	(35,303)
Total change in net unrealized appreciation (depreciation)		(35,303)
Net gain (loss)		146,238
Net increase (decrease) in net assets resulting from operations		$ 140,527

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2011	Year ended November 30, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (5,711)	$ (2,335)
Net realized gain (loss)	181,541	108,627
Change in net unrealized appreciation (depreciation)	(35,303)	196,859
Net increase (decrease) in net assets resulting from operations	140,527	303,151
Distributions to shareholders from net investment income	-	(3,266)
Distributions to shareholders from net realized gain	-	(988)
Total distributions	-	(4,254)
Share transactions - net increase (decrease)	(52,964)	(112,570)
Total increase (decrease) in net assets	87,563	186,327

Net Assets
Beginning of period	1,557,555	1,371,228
End of period (including accumulated net investment loss of $137 and accumulated net investment loss of $146, respectively)	$ 1,645,118	$ 1,557,555

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 32.30	$ 26.30	$ 18.92	$ 41.72	$ 35.07
Income from Investment Operations
Net investment income (loss) C	(.08)	- H	.10	(.02)	(.20)
Net realized and unrealized gain (loss)	3.17	6.13	7.28	(22.78)	6.85
Total from investment operations	3.09	6.13	7.38	(22.80)	6.65
Distributions from net investment income	-	(.11)	-	-	-
Distributions from net realized gain	-	(.02)	-	-	-
Total distributions	-	(.13)	-	-	-
Net asset value, end of period	$ 35.39	$ 32.30	$ 26.30	$ 18.92	$ 41.72
Total Return A, B	9.57%	23.42%	39.01%	(54.65)%	18.96%
Ratios to Average Net Assets D, G
Expenses before reductions	1.08%	.90%	.80%	1.08%	1.11%
Expenses net of fee waivers, if any	1.08%	.90%	.80%	1.08%	1.11%
Expenses net of all reductions	1.07%	.90%	.80%	1.08%	1.10%
Net investment income (loss)	(.23)%	-% F	.45%	(.05)%	(.53)%
Supplemental Data
Net assets, end of period (in millions)	$ 267	$ 255	$ 236	$ 192	$ 475
Portfolio turnover rate E	31%	35%	114%	126%	97%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Amount represents less than .01%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 32.58	$ 26.52	$ 19.12	$ 42.24	$ 35.57
Income from Investment Operations
Net investment income (loss) C	(.15)	(.06)	.05	(.08)	(.27)
Net realized and unrealized gain (loss)	3.19	6.19	7.35	(23.04)	6.94
Total from investment operations	3.04	6.13	7.40	(23.12)	6.67
Distributions from net investment income	-	(.05)	-	-	-
Distributions from net realized gain	-	(.02)	-	-	-
Total distributions	-	(.07)	-	-	-
Net asset value, end of period	$ 35.62	$ 32.58	$ 26.52	$ 19.12	$ 42.24
Total Return A, B	9.33%	23.18%	38.70%	(54.73)%	18.75%
Ratios to Average Net Assets D, F
Expenses before reductions	1.25%	1.10%	1.03%	1.27%	1.28%
Expenses net of fee waivers, if any	1.25%	1.10%	1.03%	1.27%	1.28%
Expenses net of all reductions	1.25%	1.09%	1.02%	1.26%	1.27%
Net investment income (loss)	(.40)%	(.20)%	.23%	(.24)%	(.70)%
Supplemental Data
Net assets, end of period (in millions)	$ 1,102	$ 1,126	$ 1,051	$ 876	$ 2,234
Portfolio turnover rate E	31%	35%	114%	126%	97%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 30.64	$ 25.01	$ 18.13	$ 40.28	$ 34.11
Income from Investment Operations
Net investment income (loss) C	(.33)	(.21)	(.06)	(.26)	(.47)
Net realized and unrealized gain (loss)	3.00	5.84	6.94	(21.89)	6.64
Total from investment operations	2.67	5.63	6.88	(22.15)	6.17
Net asset value, end of period	$ 33.31	$ 30.64	$ 25.01	$ 18.13	$ 40.28
Total Return A, B	8.71%	22.51%	37.95%	(54.99)%	18.09%
Ratios to Average Net Assets D, F
Expenses before reductions	1.83%	1.66%	1.56%	1.83%	1.87%
Expenses net of fee waivers, if any	1.83%	1.66%	1.56%	1.83%	1.87%
Expenses net of all reductions	1.83%	1.65%	1.55%	1.82%	1.86%
Net investment income (loss)	(.98)%	(.76)%	(.30)%	(.80)%	(1.29)%
Supplemental Data
Net assets, end of period (in millions)	$ 14	$ 18	$ 21	$ 20	$ 63
Portfolio turnover rate E	31%	35%	114%	126%	97%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 30.79	$ 25.14	$ 18.22	$ 40.47	$ 34.28
Income from Investment Operations
Net investment income (loss) C	(.33)	(.21)	(.06)	(.26)	(.47)
Net realized and unrealized gain (loss)	3.02	5.86	6.98	(21.99)	6.66
Total from investment operations	2.69	5.65	6.92	(22.25)	6.19
Net asset value, end of period	$ 33.48	$ 30.79	$ 25.14	$ 18.22	$ 40.47
Total Return A, B	8.74%	22.47%	37.98%	(54.98)%	18.06%
Ratios to Average Net Assets D, F
Expenses before reductions	1.82%	1.65%	1.56%	1.83%	1.85%
Expenses net of fee waivers, if any	1.82%	1.65%	1.56%	1.83%	1.85%
Expenses net of all reductions	1.82%	1.65%	1.55%	1.83%	1.85%
Net investment income (loss)	(.97)%	(.75)%	(.30)%	(.80)%	(1.28)%
Supplemental Data
Net assets, end of period (in millions)	$ 47	$ 41	$ 37	$ 30	$ 82
Portfolio turnover rate E	31%	35%	114%	126%	97%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 33.33	$ 27.11	$ 19.43	$ 42.70	$ 35.76
Income from Investment Operations
Net investment income (loss) B	.05	.10	.17	.12	(.05)
Net realized and unrealized gain (loss)	3.25	6.33	7.51	(23.39)	6.99
Total from investment operations	3.30	6.43	7.68	(23.27)	6.94
Distributions from net investment income	-	(.19)	-	-	-
Distributions from net realized gain	-	(.02)	-	-	-
Total distributions	-	(.21)	-	-	-
Net asset value, end of period	$ 36.63	$ 33.33	$ 27.11	$ 19.43	$ 42.70
Total Return A	9.90%	23.86%	39.53%	(54.50)%	19.41%
Ratios to Average Net Assets C, E
Expenses before reductions	.72%	.57%	.46%	.70%	.71%
Expenses net of fee waivers, if any	.72%	.57%	.46%	.70%	.71%
Expenses net of all reductions	.72%	.56%	.46%	.70%	.71%
Net investment income (loss)	.13%	.33%	.79%	.33%	(.14)%
Supplemental Data
Net assets, end of period (in millions)	$ 215	$ 118	$ 26	$ 31	$ 153
Portfolio turnover rate D	31%	35%	114%	126%	97%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2011

(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor Growth Opportunities Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of November 30, 2011, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of November 30, 2011, the Fund did not have any unrecognized tax benefits in the financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, deferred trustees compensation, net operating losses, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 475,030
Gross unrealized depreciation	(130,353)
Net unrealized appreciation (depreciation) on securities and other investments	$ 344,677

Tax Cost	$ 1,393,409

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (578,516)
Net unrealized appreciation (depreciation)	$ 344,677

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the Act), the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund's first fiscal year end subject to the Act will be November 30, 2012.

The tax character of distributions paid was as follows:

	November 30, 2011	November 30, 2010
Ordinary Income	$ -	$ 4,254

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $536,403 and $581,830, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the investment performance of the asset-weighted return of all classes as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .48% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 683	$ 12
Class T	.25%	.25%	5,871	59
Class B	.75%	.25%	165	124
Class C	.75%	.25%	456	38
			$ 7,175	$ 233

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B, 1.00% for Class C, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 31
Class T	29
Class B*	27
Class C*	3
$ 90

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 823.30
Class T	2,684.23
Class B	50.30
Class C	136.30
Institutional Class	406.20
	$ 4,099

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

6. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $20 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $5 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $729. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds, and includes $57 from securities loaned to FCM.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $23 for the period.

Annual Report

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2011	2010
From net investment income
Class A	$ -	$ 994
Class T	-	2,094
Institutional Class	-	178
Total	$ -	$ 3,266
From net realized gain
Class A	$ -	$ 179
Class T	-	790
Institutional Class	-	19
Total	$ -	$ 988

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2011	2010	2011	2010
Class A
Shares sold	1,372	606	$ 48,809	$ 17,428
Reinvestment of distributions	-	42	-	1,110
Shares redeemed	(1,703)	(1,748)	(60,174)	(50,007)
Net increase (decrease)	(331)	(1,100)	$ (11,365)	$ (31,469)
Class T
Shares sold	3,247	3,330	$ 116,248	$ 96,636
Reinvestment of distributions	-	102	-	2,747
Shares redeemed	(6,879)	(8,506)	(246,776)	(245,040)
Net increase (decrease)	(3,632)	(5,074)	$ (130,528)	$ (145,657)
Class B
Shares sold	16	57	$ 504	$ 1,557
Shares redeemed	(196)	(291)	(6,602)	(7,963)
Net increase (decrease)	(180)	(234)	$ (6,098)	$ (6,406)
Class C
Shares sold	366	144	$ 12,444	$ 4,089
Shares redeemed	(298)	(287)	(9,922)	(7,863)
Net increase (decrease)	68	(143)	$ 2,522	$ (3,774)
Institutional Class
Shares sold	5,313	3,071	$ 196,519	$ 89,281
Reinvestment of distributions	-	7	-	183
Shares redeemed	(2,962)	(508)	(104,014)	(14,728)
Net increase (decrease)	2,351	2,570	$ 92,505	$ 74,736

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Growth Opportunities Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Growth Opportunities Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments, as of November 30, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2011, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Growth Opportunities Fund as of November 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 12, 2012

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 226 funds advised by FMR or an affiliate. Mr. Curvey oversees 429 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (58)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-Present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (67)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Robert W. Selander (61)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (67)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (61)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

Trustees and Officers - continued

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (42)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (46)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (47)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (53)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (64)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (50)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Joseph F. Zambello (54)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (44)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President and Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II (2011-present), Assistant Treasurer of other Fidelity funds (2010-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (53)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Growth Opportunities Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2011 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has devoted increased resources to non-U.S. offices. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and enhancers. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools which permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in their deliberations, the Board considered the Investment Advisers' trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers, with 35 new branches opening since 2010.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) rationalizing product lines through the mergers of six funds into other funds; (iii) continuing to migrate the Freedom Funds to dedicated lower cost underlying funds; (iv) obtaining shareholder approval to broaden the investment strategies for Fidelity Consumer Finance Portfolio, Fidelity Emerging Asia Fund, and Fidelity Environment and Alternative Energy Portfolio; (v) contractually agreeing to reduce the management fees and impose other expense limitations on Spartan 500 Index Fund and U.S. Bond Index Fund in connection with launching new institutional classes of these funds; (vi) changing the name, primary and supplemental benchmarks, and investment policies of Fidelity Global Strategies Fund to support the fund's flexible investment mandate and global orientation; and (vii) reducing the transfer agency account fee rates on certain accounts.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2010, the cumulative total returns of Institutional Class (Class I) and Class C of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class C show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Fidelity Advisor Growth Opportunities Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Institutional Class (Class I) of the fund was in the first quartile for the one-year period, the fourth quartile for the three-year period, and the third quartile for the five-year period. The Board also noted that the investment performance of the fund was lower than its benchmark for the three- and five-year periods, although the one-year total return of Institutional Class (Class I) compared favorably to its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity Advisor Growth Opportunities Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2010. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Furthermore, the Board considered that shareholders approved a prospective change in the index used to calculate the fund's performance adjustment, beginning February 1, 2007. The Board also considered that, because the performance adjustment is based on a rolling 36-month measurement period, during a transition period the fund's performance is compared to a blended index return that reflects the performance of the former index for the portion of the measurement period prior to February 1, 2007 and the performance of the current index for the remainder of the measurement period. The Board noted that the fund's performance adjustments for 2007 through 2010 shown in the chart above reflect the effect of using the blended index return to calculate the fund's performance adjustment.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the total expense ratio of each class ranked below its competitive median for 2010. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers and other key personnel and strategies for attracting and retaining non-investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) historical trends in Fidelity's realization of fall-out benefits; (vi) Fidelity's group fee structures and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and Fidelity's compliance practices with respect to performance adjustment calculations; (ix) the fee structures in place for certain other Fidelity clients; and (x) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expense ratios for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research (Japan) Inc.

Fidelity Management & Research (Hong Kong) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Bank of New York Mellon

New York, NY

GO-UANN-0112
1.786689.108

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®
Growth Opportunities
Fund - Institutional Class

Annual Report

November 30, 2011

Contents

Chairman's Message	(Click Here)	The Chairman's message to shareholders.
Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_James_C_Curvey)

Dear Shareholder:

The unusually high level of volatility that global equity markets have experienced since early August continued through the end of November. Most major indexes were unable to gain much traction during this time frame, as concern about the sovereign debt crisis in Europe continued to overshadow strong corporate earnings and better-than-expected economic news. High-grade bonds, meanwhile, fared slightly better amid periodic flights to quality. Financial markets are difficult to predict, of course, but you can help put the odds in your favor by following these time-tested investment principles.

One of the basic tenets is to invest according to your time horizon. For long-term investors, riding out the markets' inevitable ups and downs has proven much more effective than making decisions based on short-term developments. If your goal is approaching, you can also benefit from patience and restraint, rather than attempting to time the market. No matter your time horizon, missing only a few of the markets' best days can significantly diminish returns. Patience also affords the benefits of compounding - earning interest on additional income or reinvested dividends and capital gains. While staying the course doesn't eliminate risk, it can considerably lessen the negative impact of short-term downturns.

Asset allocation is another principle to manage risk. As you spread your portfolio among the asset classes, be sure to consider your time horizon, risk tolerance and investment objectives. Younger investors may be better served by emphasizing equities, which historically have been the best-performing asset class over time. Investors who are nearing a specific goal, such as retirement or sending a child to college, may choose to favor bonds and other investments that have tended to be more stable. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. After deciding on a suitable allocation strategy, make sure your portfolio is adequately diversified, with exposure to stocks of small-, mid- and large-cap companies in a range of sectors, for example. And today, more than ever, geographic diversification should be taken into account.

Lastly, investing a certain amount of money on a regular basis - a principle known as dollar-cost averaging - can help lower the average cost of your purchases, while also giving you the discipline to avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to learn more by visiting us on the Internet, dropping by one of our Investor Centers or calling us by phone. It is our privilege to provide the resources you need to choose investments that are right for you.

Sincerely,

(The acting chairman's signature appears here.)

James C. Curvey
Acting Chairman

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended November 30, 2011	Past 1 year	Past 5 years	Past 10 years
Institutional Class A	9.90%	0.63%	2.96%

A Prior to February 1, 2007, Fidelity Advisor® Growth Opportunities Fund operated under certain different investment policies. The fund's historical performance may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Growth Opportunities Fund - Institutional Class on November 30, 2001. The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Growth Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks overcame a sharp summer drop to post solid gains for the year ending November 30, 2011. Bullishness in the first half of the period gave way to a sudden reversal in July and August, as debate over the U.S. debt ceiling, a downgrade of the country's long-term sovereign credit rating and more debt woes in Europe led the S&P 500® Index to its worst calendar-quarter finish in almost three years. However, in October, a possible solution to the eurozone debt crisis and encouraging U.S. economic data fueled a rally that pushed the broad-based index up roughly 11%, its highest monthly return since December 1991. Although a Congressional stalemate over deficit reductions kept volatility alive in November, the S&P 500® finished the year up 7.83%, while the blue-chip Dow Jones Industrial AverageSM added 12.39% and the technology-heavy Nasdaq Composite® Index rose 5.93%. Within the S&P 500®, sector performance was mixed, with financials (-10%) struggling, while the defensive utilities (+20%) and consumer staples (+16%) segments fared best. Small and mid-sized stocks posted more-modest gains than their large-cap counterparts, with the Russell 2000® and Russell Midcap® indexes adding 2.75% and 5.39%, respectively. Uncertainty in Europe hurt foreign developed-markets stocks, as the MSCI® EAFE® (Europe, Australasia, Far East) Index fell 4.01%.

Comments from Steven Wymer, Portfolio Manager of Fidelity Advisor® Growth Opportunities Fund: For the year, the fund's Institutional Class shares rose 9.90%, compared with a gain of 8.65% for the Russell 1000® Growth Index. Relative performance was driven by strong stock picking in health care, particularly in the pharmaceuticals/biotechnology/life science area, which accounted for five of the fund's top-10 relative contributors. Pharmasset, Regeneron Pharmaceuticals, Cepheid, Ireland's Elan and Vertex Pharmaceuticals were all instrumental here. Consumer durables/apparel also helped, including a stake in upscale yoga apparel manufacturer and retailer lululemon athletica. Elsewhere, Universal Display in information technology hardware/equipment also contributed. I sold the stock by period end. On the other hand, positioning in tech proved to be the biggest drag on relative performance, including salesforce.com, IBM, Rambus and Riverbed Technology. A few pharmaceuticals/biotechnology stocks lost ground and partially offset the fund's strong overall gains in health care, including Human Genome Sciences and drug discovery firm Exelixis. Unfavorable positioning in energy also was costly. Many of these stocks weren't found in the index. Pharmassett and Riverbed were added to the index in July as part of the annual Russell reconstitution, while Rambus was removed from the index.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2011 to November 30, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value June 1, 2011	Ending Account Value November 30, 2011	Expenses Paid During Period* June 1, 2011 to November 30, 2011
Class A	1.17%
Actual		$ 1,000.00	$ 926.00	$ 5.65
HypotheticalA		$ 1,000.00	$ 1,019.20	$ 5.92
Class T	1.36%
Actual		$ 1,000.00	$ 925.00	$ 6.56
HypotheticalA		$ 1,000.00	$ 1,018.25	$ 6.88
Class B	1.94%
Actual		$ 1,000.00	$ 922.20	$ 9.35
HypotheticalA		$ 1,000.00	$ 1,015.34	$ 9.80
Class C	1.92%
Actual		$ 1,000.00	$ 922.30	$ 9.25
HypotheticalA		$ 1,000.00	$ 1,015.44	$ 9.70
Institutional Class	.80%
Actual		$ 1,000.00	$ 927.30	$ 3.87
HypotheticalA		$ 1,000.00	$ 1,021.06	$ 4.05

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of November 30, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	6.6	5.5
Pharmasset, Inc.	3.8	2.2
Google, Inc. Class A	3.3	2.6
Exxon Mobil Corp.	3.1	3.0
salesforce.com, Inc.	2.6	3.0
Regeneron Pharmaceuticals, Inc.	2.0	2.2
Cypress Semiconductor Corp.	1.9	2.1
NVIDIA Corp.	1.9	1.4
lululemon athletica, Inc.	1.8	1.9
Silicon Laboratories, Inc.	1.8	1.6
	28.8
Top Five Market Sectors as of November 30, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	36.1	38.3
Health Care	17.3	18.9
Consumer Discretionary	16.4	15.2
Energy	9.7	8.7
Consumer Staples	7.6	6.5
Asset Allocation (% of fund's net assets)
As of November 30, 2011 *		As of May 31, 2011 **
	Stocks 99.6%		Stocks 99.5%
	Short-Term Investments and Net Other Assets 0.4%		Short-Term Investments and Net Other Assets 0.5%
* Foreign investments	6.6%	** Foreign investments	5.9%

Annual Report

Investments November 30, 2011

Showing Percentage of Net Assets

Common Stocks - 99.6%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 16.4%
Auto Components - 0.4%
Johnson Controls, Inc.	49,100	$ 1,546
Tenneco, Inc. (a)	193,800	5,612
		7,158
Automobiles - 0.2%
Ford Motor Co. (a)	231,700	2,456
Diversified Consumer Services - 0.1%
Weight Watchers International, Inc.	39,500	2,321
Hotels, Restaurants & Leisure - 5.1%
Arcos Dorados Holdings, Inc.	154,500	3,387
BJ's Restaurants, Inc. (a)(d)	350,500	16,852
Buffalo Wild Wings, Inc. (a)	44,600	2,876
Chipotle Mexican Grill, Inc. (a)	22,500	7,235
Dunkin' Brands Group, Inc. (a)(d)	220,300	5,574
Hyatt Hotels Corp. Class A (a)	145,600	5,196
Las Vegas Sands Corp. warrants 11/16/13 (a)	13,100	8,908
McDonald's Corp.	172,300	16,458
Starbucks Corp.	218,600	9,505
Starwood Hotels & Resorts Worldwide, Inc.	104,900	5,002
The Cheesecake Factory, Inc. (a)(d)	89,400	2,535
		83,528
Household Durables - 1.6%
iRobot Corp. (a)	52,400	1,664
Lennar Corp. Class A	704,600	12,972
SodaStream International Ltd.	79,089	2,361
Tempur-Pedic International, Inc. (a)	84,800	4,631
Tupperware Brands Corp.	69,400	4,043
		25,671
Internet & Catalog Retail - 1.5%
Amazon.com, Inc. (a)	113,000	21,729
Groupon, Inc. Class A (a)	212,100	3,712
		25,441
Media - 0.8%
Comcast Corp. Class A	66,500	1,508
DIRECTV (a)	145,100	6,852
DreamWorks Animation SKG, Inc. Class A (a)	40,200	747
Pandora Media, Inc. (d)	65,600	668
The Walt Disney Co.	106,900	3,832
		13,607
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Multiline Retail - 0.6%
JCPenney Co., Inc. (d)	154,300	$ 4,944
Target Corp.	90,400	4,764
		9,708
Specialty Retail - 2.0%
Abercrombie & Fitch Co. Class A	44,900	2,151
Bed Bath & Beyond, Inc. (a)	54,000	3,268
DSW, Inc. Class A	173,100	7,790
Francescas Holdings Corp. (a)	43,100	711
Home Depot, Inc.	139,500	5,471
Jos. A. Bank Clothiers, Inc. (a)	37,600	1,853
Lumber Liquidators Holdings, Inc. (a)(d)	219,100	3,712
Staples, Inc.	111,900	1,612
Teavana Holdings, Inc. (a)	2,400	48
Ulta Salon, Cosmetics & Fragrance, Inc. (a)	82,200	5,724
		32,340
Textiles, Apparel & Luxury Goods - 4.1%
Coach, Inc.	149,000	9,326
Fossil, Inc. (a)	145,200	13,008
lululemon athletica, Inc. (a)(d)	603,916	30,015
NIKE, Inc. Class B	69,800	6,713
Steven Madden Ltd. (a)	159,400	5,684
Vera Bradley, Inc. (a)	91,000	3,494
		68,240
TOTAL CONSUMER DISCRETIONARY		270,470
CONSUMER STAPLES - 7.6%
Beverages - 1.6%
PepsiCo, Inc.	148,100	9,478
The Coca-Cola Co.	260,000	17,480
		26,958
Food & Staples Retailing - 1.8%
Costco Wholesale Corp.	69,100	5,894
Droga Raia SA	9,000	140
Fresh Market, Inc.	54,433	2,135
Wal-Mart Stores, Inc.	194,380	11,449
Walgreen Co.	112,800	3,804
Whole Foods Market, Inc.	84,600	5,761
		29,183
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - continued
Food Products - 0.5%
Green Mountain Coffee Roasters, Inc. (a)	158,000	$ 8,284
Household Products - 0.3%
Church & Dwight Co., Inc.	66,400	2,938
Procter & Gamble Co.	35,600	2,299
		5,237
Personal Products - 1.5%
Avon Products, Inc.	57,642	980
Herbalife Ltd.	414,600	22,927
		23,907
Tobacco - 1.9%
Altria Group, Inc.	152,900	4,387
Philip Morris International, Inc.	353,590	26,958
		31,345
TOTAL CONSUMER STAPLES		124,914
ENERGY - 9.7%
Energy Equipment & Services - 2.9%
Carbo Ceramics, Inc.	14,200	2,021
FMC Technologies, Inc. (a)	73,340	3,840
Halliburton Co.	216,000	7,949
National Oilwell Varco, Inc.	77,788	5,577
Schlumberger Ltd.	366,600	27,616
		47,003
Oil, Gas & Consumable Fuels - 6.8%
Anadarko Petroleum Corp.	71,100	5,778
Chesapeake Energy Corp.	409,164	10,368
Chevron Corp.	52,300	5,377
Concho Resources, Inc. (a)	48,800	4,959
EOG Resources, Inc.	17,500	1,815
Exxon Mobil Corp.	643,400	51,755
Hess Corp.	95,200	5,733
Noble Energy, Inc.	29,700	2,922
Occidental Petroleum Corp.	79,200	7,833
Peabody Energy Corp.	47,700	1,871
Range Resources Corp.	33,300	2,388
Solazyme, Inc.	22,500	263
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Southwestern Energy Co. (a)	195,793	$ 7,450
Valero Energy Corp.	146,700	3,267
		111,779
TOTAL ENERGY		158,782
FINANCIALS - 2.8%
Capital Markets - 0.4%
Charles Schwab Corp.	204,000	2,440
Goldman Sachs Group, Inc.	22,191	2,127
Morgan Stanley	44,400	657
T. Rowe Price Group, Inc.	25,600	1,453
		6,677
Commercial Banks - 0.3%
Signature Bank, New York (a)	45,400	2,653
Wells Fargo & Co.	89,600	2,317
		4,970
Consumer Finance - 1.3%
Discover Financial Services	865,033	20,605
Diversified Financial Services - 0.5%
BM&F Bovespa SA	610,758	3,337
CME Group, Inc.	4,400	1,097
JPMorgan Chase & Co.	146,900	4,549
		8,983
Real Estate Investment Trusts - 0.2%
Simon Property Group, Inc.	21,578	2,683
Real Estate Management & Development - 0.1%
The St. Joe Co. (a)	120,800	1,737
TOTAL FINANCIALS		45,655
HEALTH CARE - 17.3%
Biotechnology - 14.1%
Alexion Pharmaceuticals, Inc. (a)	74,800	5,136
Alkermes PLC (a)	634,100	9,695
Amarin Corp. PLC ADR (a)	203,600	1,421
Amylin Pharmaceuticals, Inc. (a)	270,100	2,917
Celgene Corp. (a)	59,435	3,749
Cepheid, Inc. (a)	391,053	13,413
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Biotechnology - continued
Exelixis, Inc. (a)	1,961,611	$ 9,043
Human Genome Sciences, Inc. (a)	922,758	7,078
ImmunoGen, Inc. (a)(d)	1,311,807	15,938
Immunomedics, Inc. (a)(d)	1,383,587	4,649
InterMune, Inc. (a)	311,200	5,651
Isis Pharmaceuticals, Inc. (a)(d)	964,600	7,157
Lexicon Pharmaceuticals, Inc. (a)	4,756,200	5,565
Lexicon Pharmaceuticals, Inc. rights 12/22/11 (a)	4,756,200	190
Metabolix, Inc. (a)(d)	744,695	3,545
Micromet, Inc. (a)(d)	715,134	4,384
NPS Pharmaceuticals, Inc. (a)	266,500	1,514
Pharmasset, Inc. (a)	471,140	61,715
Regeneron Pharmaceuticals, Inc. (a)(d)	566,400	33,655
Rigel Pharmaceuticals, Inc. (a)	782,300	5,961
Seattle Genetics, Inc. (a)(d)	1,574,737	26,188
Transition Therapeutics, Inc. (a)	537,433	817
Transition Therapeutics, Inc. (f)	346,464	474
Vertex Pharmaceuticals, Inc. (a)	83,290	2,415
		232,270
Health Care Equipment & Supplies - 0.2%
Baxter International, Inc.	45,000	2,325
Health Care Providers & Services - 0.7%
Express Scripts, Inc. (a)	87,400	3,990
McKesson Corp.	44,900	3,651
Medco Health Solutions, Inc. (a)	62,100	3,519
		11,160
Health Care Technology - 0.1%
athenahealth, Inc. (a)	30,900	1,835
Life Sciences Tools & Services - 0.0%
Illumina, Inc. (a)	15,800	440
Pharmaceuticals - 2.2%
Abbott Laboratories	164,200	8,957
Allergan, Inc.	83,600	6,999
Elan Corp. PLC sponsored ADR (a)	1,065,000	11,523
Endocyte, Inc.	167,700	1,726
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Pharmaceuticals - continued
Johnson & Johnson	27,700	$ 1,793
MAP Pharmaceuticals, Inc. (a)	354,308	4,872
		35,870
TOTAL HEALTH CARE		283,900
INDUSTRIALS - 6.5%
Aerospace & Defense - 1.2%
Exelis, Inc.	48,200	431
Honeywell International, Inc.	113,800	6,162
The Boeing Co.	197,400	13,559
		20,152
Air Freight & Logistics - 0.8%
United Parcel Service, Inc. Class B	188,900	13,554
Airlines - 0.2%
JetBlue Airways Corp. (a)	426,300	1,756
United Continental Holdings, Inc. (a)	71,000	1,276
		3,032
Construction & Engineering - 0.4%
Fluor Corp.	25,400	1,392
Orascom Construction Industries SAE GDR	87,100	3,136
Quanta Services, Inc. (a)	81,559	1,679
		6,207
Electrical Equipment - 0.1%
Roper Industries, Inc.	31,300	2,666
Industrial Conglomerates - 1.2%
3M Co.	59,300	4,806
Danaher Corp.	232,300	11,239
General Electric Co.	202,800	3,227
		19,272
Machinery - 1.4%
Caterpillar, Inc.	144,100	14,105
Cummins, Inc.	31,800	3,063
Deere & Co.	49,600	3,931
ITT Corp.	24,100	486
Xylem, Inc.	48,200	1,152
		22,737
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Road & Rail - 1.2%
CSX Corp.	268,900	$ 5,838
Union Pacific Corp.	135,400	14,002
		19,840
TOTAL INDUSTRIALS		107,460
INFORMATION TECHNOLOGY - 36.1%
Communications Equipment - 3.4%
Acme Packet, Inc. (a)	17,900	598
F5 Networks, Inc. (a)	19,800	2,238
Infinera Corp. (a)(d)	1,043,581	7,201
Juniper Networks, Inc. (a)	77,600	1,762
QUALCOMM, Inc.	462,695	25,356
Riverbed Technology, Inc. (a)	742,700	19,310
		56,465
Computers & Peripherals - 8.0%
Apple, Inc. (a)	282,958	108,144
Fusion-io, Inc. (d)	297,803	9,973
NetApp, Inc. (a)	58,500	2,155
SanDisk Corp. (a)	88,500	4,364
Seagate Technology	269,100	4,602
Silicon Graphics International Corp. (a)(d)	141,900	2,117
		131,355
Electronic Equipment & Components - 0.1%
Corning, Inc.	114,100	1,514
Internet Software & Services - 4.9%
Angie's List, Inc.	6,400	74
Baidu.com, Inc. sponsored ADR (a)	84,100	11,016
Cornerstone OnDemand, Inc. (d)	114,000	1,838
eBay, Inc. (a)	157,700	4,666
Facebook, Inc. Class B (f)	78,341	1,959
Google, Inc. Class A (a)	91,615	54,913
Mail.ru Group Ltd. GDR (a)(e)	2,800	86
OpenTable, Inc. (a)(d)	11,400	403
Rackspace Hosting, Inc. (a)	149,102	6,468
		81,423
IT Services - 3.5%
Cognizant Technology Solutions Corp. Class A (a)	170,016	11,451
International Business Machines Corp.	102,400	19,251
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
IT Services - continued
MasterCard, Inc. Class A	29,300	$ 10,974
VeriFone Systems, Inc. (a)	57,900	2,539
Visa, Inc. Class A	136,400	13,227
		57,442
Semiconductors & Semiconductor Equipment - 7.5%
Advanced Micro Devices, Inc. (a)	211,600	1,204
Analog Devices, Inc.	24,000	837
Applied Materials, Inc.	174,600	1,882
Applied Micro Circuits Corp. (a)	113,700	848
Atmel Corp. (a)	121,500	1,078
Broadcom Corp. Class A	97,300	2,953
Cree, Inc. (a)	305,600	7,603
Cypress Semiconductor Corp.	1,680,166	32,041
NVIDIA Corp. (a)	1,987,400	31,063
Rambus, Inc. (a)(d)	1,435,800	11,458
Silicon Image, Inc. (a)	287,997	1,414
Silicon Laboratories, Inc. (a)(d)	678,800	29,338
Xilinx, Inc.	52,400	1,714
		123,433
Software - 8.7%
Citrix Systems, Inc. (a)	73,500	5,247
Microsoft Corp.	721,200	18,448
Oracle Corp.	430,500	13,496
QLIK Technologies, Inc. (a)	211,374	5,785
RealPage, Inc. (a)	97,525	2,441
Red Hat, Inc. (a)	503,000	25,190
salesforce.com, Inc. (a)	363,500	43,046
Solera Holdings, Inc.	70,300	3,327
SuccessFactors, Inc. (a)(d)	665,300	17,032
TiVo, Inc. (a)	573,100	5,662
VMware, Inc. Class A (a)	31,000	2,997
		142,671
TOTAL INFORMATION TECHNOLOGY		594,303
MATERIALS - 3.2%
Chemicals - 1.9%
CF Industries Holdings, Inc.	12,100	1,692
Dow Chemical Co.	147,900	4,098
E.I. du Pont de Nemours & Co.	103,200	4,925
Common Stocks - continued
	Shares	Value (000s)
MATERIALS - continued
Chemicals - continued
Monsanto Co.	242,000	$ 17,775
The Mosaic Co.	62,200	3,282
		31,772
Metals & Mining - 1.3%
Barrick Gold Corp. (d)	98,300	5,209
Freeport-McMoRan Copper & Gold, Inc.	243,900	9,658
Molycorp, Inc. (a)(d)	80,200	2,715
Mongolian Mining Corp. (a)	1,124,000	889
Nucor Corp.	74,100	2,922
		21,393
TOTAL MATERIALS		53,165
TOTAL COMMON STOCKS (Cost $1,290,763)		1,638,649
Money Market Funds - 6.1%

Fidelity Cash Central Fund, 0.11% (b)	8,976,216	8,976
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	90,461,230	90,461
TOTAL MONEY MARKET FUNDS (Cost $99,437)		99,437
TOTAL INVESTMENT PORTFOLIO - 105.7% (Cost $1,390,200)		1,738,086
NET OTHER ASSETS (LIABILITIES) - (5.7)%		(92,968)
NET ASSETS - 100%		$ 1,645,118
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $86,000 or 0.0% of net assets.

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $2,433,000 or 0.1% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Facebook, Inc. Class B	3/31/11 - 5/19/11	$ 1,959
Transition Therapeutics, Inc.	11/21/11	$ 468
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 17
Fidelity Securities Lending Cash Central Fund	821
Total	$ 838
Other Information

The following is a summary of the inputs used, as of November 30, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 270,470	$ 261,562	$ 8,908	$ -
Consumer Staples	124,914	124,914	-	-
Energy	158,782	158,782	-	-
Financials	45,655	45,655	-	-
Health Care	283,900	283,236	664	-
Industrials	107,460	107,460	-	-
Information Technology	594,303	592,344	-	1,959
Materials	53,165	52,276	889	-
Money Market Funds	99,437	99,437	-	-
Total Investments in Securities:	$ 1,738,086	$ 1,725,666	$ 10,461	$ 1,959
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
(Amounts in thousands)
Investments in Securities:
Beginning Balance	$ -
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	-
Cost of Purchases	1,959
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in to Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 1,959
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at November 30, 2011	$ -

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Income Tax Information

At November 30, 2011, the Fund had a capital loss carryforward of approximately $578,516,000 of which $101,698,000 and $476,818,000 will expire in fiscal 2016 and 2017, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	November 30, 2011
Assets
Investment in securities, at value (including securities loaned of $92,734) - See accompanying schedule: Unaffiliated issuers (cost $1,290,763)	$ 1,638,649
Fidelity Central Funds (cost $99,437)	99,437
Total Investments (cost $1,390,200)		$ 1,738,086
Receivable for investments sold		933
Receivable for fund shares sold		1,439
Dividends receivable		1,815
Distributions receivable from Fidelity Central Funds		243
Prepaid expenses		6
Other receivables		136
Total assets		1,742,658

Liabilities
Payable for investments purchased	$ 566
Payable for fund shares redeemed	4,407
Accrued management fee	999
Distribution and service plan fees payable	559
Other affiliated payables	368
Other payables and accrued expenses	180
Collateral on securities loaned, at value	90,461
Total liabilities		97,540

Net Assets		$ 1,645,118
Net Assets consist of:
Paid in capital		$ 1,879,094
Accumulated net investment loss		(137)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(581,725)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		347,886
Net Assets		$ 1,645,118

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2011
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($267,260 ÷ 7,552.8 shares)	$ 35.39

Maximum offering price per share (100/94.25 of $35.39)	$ 37.55
Class T: Net Asset Value and redemption price per share ($1,102,252 ÷ 30,942.2 shares)	$ 35.62

Maximum offering price per share (100/96.50 of $35.62)	$ 36.91
Class B: Net Asset Value and offering price per share ($13,645 ÷ 409.6 shares)A	$ 33.31

Class C: Net Asset Value and offering price per share ($46,518 ÷ 1,389.5 shares)A	$ 33.48

Institutional Class: Net Asset Value, offering price and redemption price per share ($215,443 ÷ 5,881.1 shares)	$ 36.63

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended November 30, 2011
Investment Income
Dividends		$ 13,655
Income from Fidelity Central Funds (including $821 from security lending)		838
Total income		14,493

Expenses
Management fee Basic fee	$ 9,551
Performance adjustment	(1,389)
Transfer agent fees	4,099
Distribution and service plan fees	7,175
Accounting and security lending fees	558
Custodian fees and expenses	44
Independent trustees' compensation	10
Registration fees	91
Audit	62
Legal	10
Miscellaneous	16
Total expenses before reductions	20,227
Expense reductions	(23)	20,204
Net investment income (loss)		(5,711)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	181,551
Foreign currency transactions	(10)
Total net realized gain (loss)		181,541
Change in net unrealized appreciation (depreciation) on: Investment securities	(35,303)
Total change in net unrealized appreciation (depreciation)		(35,303)
Net gain (loss)		146,238
Net increase (decrease) in net assets resulting from operations		$ 140,527

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2011	Year ended November 30, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (5,711)	$ (2,335)
Net realized gain (loss)	181,541	108,627
Change in net unrealized appreciation (depreciation)	(35,303)	196,859
Net increase (decrease) in net assets resulting from operations	140,527	303,151
Distributions to shareholders from net investment income	-	(3,266)
Distributions to shareholders from net realized gain	-	(988)
Total distributions	-	(4,254)
Share transactions - net increase (decrease)	(52,964)	(112,570)
Total increase (decrease) in net assets	87,563	186,327

Net Assets
Beginning of period	1,557,555	1,371,228
End of period (including accumulated net investment loss of $137 and accumulated net investment loss of $146, respectively)	$ 1,645,118	$ 1,557,555

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 32.30	$ 26.30	$ 18.92	$ 41.72	$ 35.07
Income from Investment Operations
Net investment income (loss) C	(.08)	- H	.10	(.02)	(.20)
Net realized and unrealized gain (loss)	3.17	6.13	7.28	(22.78)	6.85
Total from investment operations	3.09	6.13	7.38	(22.80)	6.65
Distributions from net investment income	-	(.11)	-	-	-
Distributions from net realized gain	-	(.02)	-	-	-
Total distributions	-	(.13)	-	-	-
Net asset value, end of period	$ 35.39	$ 32.30	$ 26.30	$ 18.92	$ 41.72
Total Return A, B	9.57%	23.42%	39.01%	(54.65)%	18.96%
Ratios to Average Net Assets D, G
Expenses before reductions	1.08%	.90%	.80%	1.08%	1.11%
Expenses net of fee waivers, if any	1.08%	.90%	.80%	1.08%	1.11%
Expenses net of all reductions	1.07%	.90%	.80%	1.08%	1.10%
Net investment income (loss)	(.23)%	-% F	.45%	(.05)%	(.53)%
Supplemental Data
Net assets, end of period (in millions)	$ 267	$ 255	$ 236	$ 192	$ 475
Portfolio turnover rate E	31%	35%	114%	126%	97%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Amount represents less than .01%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 32.58	$ 26.52	$ 19.12	$ 42.24	$ 35.57
Income from Investment Operations
Net investment income (loss) C	(.15)	(.06)	.05	(.08)	(.27)
Net realized and unrealized gain (loss)	3.19	6.19	7.35	(23.04)	6.94
Total from investment operations	3.04	6.13	7.40	(23.12)	6.67
Distributions from net investment income	-	(.05)	-	-	-
Distributions from net realized gain	-	(.02)	-	-	-
Total distributions	-	(.07)	-	-	-
Net asset value, end of period	$ 35.62	$ 32.58	$ 26.52	$ 19.12	$ 42.24
Total Return A, B	9.33%	23.18%	38.70%	(54.73)%	18.75%
Ratios to Average Net Assets D, F
Expenses before reductions	1.25%	1.10%	1.03%	1.27%	1.28%
Expenses net of fee waivers, if any	1.25%	1.10%	1.03%	1.27%	1.28%
Expenses net of all reductions	1.25%	1.09%	1.02%	1.26%	1.27%
Net investment income (loss)	(.40)%	(.20)%	.23%	(.24)%	(.70)%
Supplemental Data
Net assets, end of period (in millions)	$ 1,102	$ 1,126	$ 1,051	$ 876	$ 2,234
Portfolio turnover rate E	31%	35%	114%	126%	97%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 30.64	$ 25.01	$ 18.13	$ 40.28	$ 34.11
Income from Investment Operations
Net investment income (loss) C	(.33)	(.21)	(.06)	(.26)	(.47)
Net realized and unrealized gain (loss)	3.00	5.84	6.94	(21.89)	6.64
Total from investment operations	2.67	5.63	6.88	(22.15)	6.17
Net asset value, end of period	$ 33.31	$ 30.64	$ 25.01	$ 18.13	$ 40.28
Total Return A, B	8.71%	22.51%	37.95%	(54.99)%	18.09%
Ratios to Average Net Assets D, F
Expenses before reductions	1.83%	1.66%	1.56%	1.83%	1.87%
Expenses net of fee waivers, if any	1.83%	1.66%	1.56%	1.83%	1.87%
Expenses net of all reductions	1.83%	1.65%	1.55%	1.82%	1.86%
Net investment income (loss)	(.98)%	(.76)%	(.30)%	(.80)%	(1.29)%
Supplemental Data
Net assets, end of period (in millions)	$ 14	$ 18	$ 21	$ 20	$ 63
Portfolio turnover rate E	31%	35%	114%	126%	97%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 30.79	$ 25.14	$ 18.22	$ 40.47	$ 34.28
Income from Investment Operations
Net investment income (loss) C	(.33)	(.21)	(.06)	(.26)	(.47)
Net realized and unrealized gain (loss)	3.02	5.86	6.98	(21.99)	6.66
Total from investment operations	2.69	5.65	6.92	(22.25)	6.19
Net asset value, end of period	$ 33.48	$ 30.79	$ 25.14	$ 18.22	$ 40.47
Total Return A, B	8.74%	22.47%	37.98%	(54.98)%	18.06%
Ratios to Average Net Assets D, F
Expenses before reductions	1.82%	1.65%	1.56%	1.83%	1.85%
Expenses net of fee waivers, if any	1.82%	1.65%	1.56%	1.83%	1.85%
Expenses net of all reductions	1.82%	1.65%	1.55%	1.83%	1.85%
Net investment income (loss)	(.97)%	(.75)%	(.30)%	(.80)%	(1.28)%
Supplemental Data
Net assets, end of period (in millions)	$ 47	$ 41	$ 37	$ 30	$ 82
Portfolio turnover rate E	31%	35%	114%	126%	97%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 33.33	$ 27.11	$ 19.43	$ 42.70	$ 35.76
Income from Investment Operations
Net investment income (loss) B	.05	.10	.17	.12	(.05)
Net realized and unrealized gain (loss)	3.25	6.33	7.51	(23.39)	6.99
Total from investment operations	3.30	6.43	7.68	(23.27)	6.94
Distributions from net investment income	-	(.19)	-	-	-
Distributions from net realized gain	-	(.02)	-	-	-
Total distributions	-	(.21)	-	-	-
Net asset value, end of period	$ 36.63	$ 33.33	$ 27.11	$ 19.43	$ 42.70
Total Return A	9.90%	23.86%	39.53%	(54.50)%	19.41%
Ratios to Average Net Assets C, E
Expenses before reductions	.72%	.57%	.46%	.70%	.71%
Expenses net of fee waivers, if any	.72%	.57%	.46%	.70%	.71%
Expenses net of all reductions	.72%	.56%	.46%	.70%	.71%
Net investment income (loss)	.13%	.33%	.79%	.33%	(.14)%
Supplemental Data
Net assets, end of period (in millions)	$ 215	$ 118	$ 26	$ 31	$ 153
Portfolio turnover rate D	31%	35%	114%	126%	97%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2011

(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor Growth Opportunities Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements.

Annual Report

3. Significant Accounting Policies - continued

Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of November 30, 2011, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Security Valuation - continued

Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

3. Significant Accounting Policies - continued

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of November 30, 2011, the Fund did not have any unrecognized tax benefits in the financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, deferred trustees compensation, net operating losses, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 475,030
Gross unrealized depreciation	(130,353)
Net unrealized appreciation (depreciation) on securities and other investments	$ 344,677

Tax Cost	$ 1,393,409

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (578,516)
Net unrealized appreciation (depreciation)	$ 344,677

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the Act), the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund's first fiscal year end subject to the Act will be November 30, 2012.

The tax character of distributions paid was as follows:

	November 30, 2011	November 30, 2010
Ordinary Income	$ -	$ 4,254

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

Annual Report

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $536,403 and $581,830, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the investment performance of the asset-weighted return of all classes as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .48% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 683	$ 12
Class T	.25%	.25%	5,871	59
Class B	.75%	.25%	165	124
Class C	.75%	.25%	456	38
			$ 7,175	$ 233

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

6. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B, 1.00% for Class C, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 31
Class T	29
Class B*	27
Class C*	3
$ 90

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 823.30
Class T	2,684.23
Class B	50.30
Class C	136.30
Institutional Class	406.20
	$ 4,099

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $20 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $5 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $729. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds, and includes $57 from securities loaned to FCM.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $23 for the period.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2011	2010
From net investment income
Class A	$ -	$ 994
Class T	-	2,094
Institutional Class	-	178
Total	$ -	$ 3,266
From net realized gain
Class A	$ -	$ 179
Class T	-	790
Institutional Class	-	19
Total	$ -	$ 988

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2011	2010	2011	2010
Class A
Shares sold	1,372	606	$ 48,809	$ 17,428
Reinvestment of distributions	-	42	-	1,110
Shares redeemed	(1,703)	(1,748)	(60,174)	(50,007)
Net increase (decrease)	(331)	(1,100)	$ (11,365)	$ (31,469)
Class T
Shares sold	3,247	3,330	$ 116,248	$ 96,636
Reinvestment of distributions	-	102	-	2,747
Shares redeemed	(6,879)	(8,506)	(246,776)	(245,040)
Net increase (decrease)	(3,632)	(5,074)	$ (130,528)	$ (145,657)
Class B
Shares sold	16	57	$ 504	$ 1,557
Shares redeemed	(196)	(291)	(6,602)	(7,963)
Net increase (decrease)	(180)	(234)	$ (6,098)	$ (6,406)
Class C
Shares sold	366	144	$ 12,444	$ 4,089
Shares redeemed	(298)	(287)	(9,922)	(7,863)
Net increase (decrease)	68	(143)	$ 2,522	$ (3,774)
Institutional Class
Shares sold	5,313	3,071	$ 196,519	$ 89,281
Reinvestment of distributions	-	7	-	183
Shares redeemed	(2,962)	(508)	(104,014)	(14,728)
Net increase (decrease)	2,351	2,570	$ 92,505	$ 74,736

Annual Report

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Growth Opportunities Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Growth Opportunities Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments, as of November 30, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2011, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Growth Opportunities Fund as of November 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 12, 2012

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 226 funds advised by FMR or an affiliate. Mr. Curvey oversees 429 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

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Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

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Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (58)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-Present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (67)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Robert W. Selander (61)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (67)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (61)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (42)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (46)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (47)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (53)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (64)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (50)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Joseph F. Zambello (54)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (44)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President and Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II (2011-present), Assistant Treasurer of other Fidelity funds (2010-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (53)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Growth Opportunities Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2011 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has devoted increased resources to non-U.S. offices. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and enhancers. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools which permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in their deliberations, the Board considered the Investment Advisers' trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers, with 35 new branches opening since 2010.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) rationalizing product lines through the mergers of six funds into other funds; (iii) continuing to migrate the Freedom Funds to dedicated lower cost underlying funds; (iv) obtaining shareholder approval to broaden the investment strategies for Fidelity Consumer Finance Portfolio, Fidelity Emerging Asia Fund, and Fidelity Environment and Alternative Energy Portfolio; (v) contractually agreeing to reduce the management fees and impose other expense limitations on Spartan 500 Index Fund and U.S. Bond Index Fund in connection with launching new institutional classes of these funds; (vi) changing the name, primary and supplemental benchmarks, and investment policies of Fidelity Global Strategies Fund to support the fund's flexible investment mandate and global orientation; and (vii) reducing the transfer agency account fee rates on certain accounts.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2010, the cumulative total returns of Institutional Class (Class I) and Class C of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class C show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor Growth Opportunities Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Institutional Class (Class I) of the fund was in the first quartile for the one-year period, the fourth quartile for the three-year period, and the third quartile for the five-year period. The Board also noted that the investment performance of the fund was lower than its benchmark for the three- and five-year periods, although the one-year total return of Institutional Class (Class I) compared favorably to its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Annual Report

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor Growth Opportunities Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2010. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Furthermore, the Board considered that shareholders approved a prospective change in the index used to calculate the fund's performance adjustment, beginning February 1, 2007. The Board also considered that, because the performance adjustment is based on a rolling 36-month measurement period, during a transition period the fund's performance is compared to a blended index return that reflects the performance of the former index for the portion of the measurement period prior to February 1, 2007 and the performance of the current index for the remainder of the measurement period. The Board noted that the fund's performance adjustments for 2007 through 2010 shown in the chart above reflect the effect of using the blended index return to calculate the fund's performance adjustment.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

Annual Report

The Board noted that the total expense ratio of each class ranked below its competitive median for 2010. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers and other key personnel and strategies for attracting and retaining non-investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) historical trends in Fidelity's realization of fall-out benefits; (vi) Fidelity's group fee structures and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and Fidelity's compliance practices with respect to performance adjustment calculations; (ix) the fee structures in place for certain other Fidelity clients; and (x) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expense ratios for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research (Japan) Inc.

Fidelity Management & Research (Hong Kong) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Bank of New York Mellon

New York, NY

GOI-UANN-0112
1.786690.108

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®
Large Cap
Fund - Class A, Class T, Class B
and Class C

Annual Report

November 30, 2011

Contents

Chairman's Message	(Click Here)	The Chairman's message to shareholders.
Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_James_C_Curvey)

Dear Shareholder:

The unusually high level of volatility that global equity markets have experienced since early August continued through the end of November. Most major indexes were unable to gain much traction during this time frame, as concern about the sovereign debt crisis in Europe continued to overshadow strong corporate earnings and better-than-expected economic news. High-grade bonds, meanwhile, fared slightly better amid periodic flights to quality. Financial markets are difficult to predict, of course, but you can help put the odds in your favor by following these time-tested investment principles.

One of the basic tenets is to invest according to your time horizon. For long-term investors, riding out the markets' inevitable ups and downs has proven much more effective than making decisions based on short-term developments. If your goal is approaching, you can also benefit from patience and restraint, rather than attempting to time the market. No matter your time horizon, missing only a few of the markets' best days can significantly diminish returns. Patience also affords the benefits of compounding - earning interest on additional income or reinvested dividends and capital gains. While staying the course doesn't eliminate risk, it can considerably lessen the negative impact of short-term downturns.

Asset allocation is another principle to manage risk. As you spread your portfolio among the asset classes, be sure to consider your time horizon, risk tolerance and investment objectives. Younger investors may be better served by emphasizing equities, which historically have been the best-performing asset class over time. Investors who are nearing a specific goal, such as retirement or sending a child to college, may choose to favor bonds and other investments that have tended to be more stable. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. After deciding on a suitable allocation strategy, make sure your portfolio is adequately diversified, with exposure to stocks of small-, mid- and large-cap companies in a range of sectors, for example. And today, more than ever, geographic diversification should be taken into account.

Lastly, investing a certain amount of money on a regular basis - a principle known as dollar-cost averaging - can help lower the average cost of your purchases, while also giving you the discipline to avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to learn more by visiting us on the Internet, dropping by one of our Investor Centers or calling us by phone. It is our privilege to provide the resources you need to choose investments that are right for you.

Sincerely,

(The acting chairman's signature appears here.)

James C. Curvey
Acting Chairman

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended November 30, 2011	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	-0.35%	-0.89%	1.82%
Class T (incl. 3.50% sales charge)	1.75%	-0.67%	1.85%
Class B (incl. contingent deferred sales charge) A	-0.10%	-0.84%	1.89%
Class C (incl. contingent deferred sales charge) B	3.86%	-0.46%	1.66%

A Class B shares' contingent deferred sales charges included in the past one year, past five years, and past 10 years total return figures are 5%, 2%, and 0%, respectively.

B Class C shares' contingent deferred sales charges included in the past one year, past five years, and past 10 years total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Large Cap Fund - Class A on November 30, 2001, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks overcame a sharp summer drop to post solid gains for the year ending November 30, 2011. Bullishness in the first half of the period gave way to a sudden reversal in July and August, as debate over the U.S. debt ceiling, a downgrade of the country's long-term sovereign credit rating and more debt woes in Europe led the S&P 500® Index to its worst calendar-quarter finish in almost three years. However, in October, a possible solution to the eurozone debt crisis and encouraging U.S. economic data fueled a rally that pushed the broad-based index up roughly 11%, its highest monthly return since December 1991. Although a Congressional stalemate over deficit reductions kept volatility alive in November, the S&P 500® finished the year up 7.83%, while the blue-chip Dow Jones Industrial AverageSM added 12.39% and the technology-heavy Nasdaq Composite® Index rose 5.93%. Within the S&P 500®, sector performance was mixed, with financials (-10%) struggling, while the defensive utilities (+20%) and consumer staples (+16%) segments fared best. Small and mid-sized stocks posted more-modest gains than their large-cap counterparts, with the Russell 2000® and Russell Midcap® indexes adding 2.75% and 5.39%, respectively. Uncertainty in Europe hurt foreign developed-markets stocks, as the MSCI® EAFE® (Europe, Australasia, Far East) Index fell 4.01%.

Comments from Matthew Fruhan, Portfolio Manager of Fidelity Advisor® Large Cap Fund: For the year, the fund's Class A, Class T, Class B and Class C shares gained 5.73%, 5.44%, 4.90% and 4.86%, respectively (excluding sales charges), trailing the S&P 500® Index. The fund's underperformance was primarily due to poor security selection within health care and an overweight in financials. Conversely, my picks within information technology meaningfully contributed. Looking at individual stocks, diversified financials firm JPMorgan Chase was the largest relative detractor, as the market started to understand and price in the reality that the company would face higher capital requirements than some of its peers. Also in financials, mortgage insurer Radian Group underperformed along with the broader industry, primarily due to home price depreciation. Elsewhere, the stock of point-of-care diagnostics firm Alere suffered as a result of the company's exposure to Europe. Radian and Alere were not in the index. The top individual contributor was an out-of-index stake in U.K.-based Autonomy, a provider of cloud-computing services, which rose sharply in August on a takeover bid from Hewlett-Packard. I sold Autonomy shortly after the annoucement, and the merger was completed in October. Also in software/services, shares of card processor MasterCard helped, based in part on higher revenue.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2011 to November 30, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value June 1, 2011	Ending Account Value November 30, 2011	Expenses Paid During Period* June 1, 2011 to November 30, 2011
Class A	1.32%
Actual		$ 1,000.00	$ 902.90	$ 6.30
Hypothetical A		$ 1,000.00	$ 1,018.45	$ 6.68
Class T	1.58%
Actual		$ 1,000.00	$ 902.10	$ 7.53
Hypothetical A		$ 1,000.00	$ 1,017.15	$ 7.99
Class B	2.08%
Actual		$ 1,000.00	$ 899.60	$ 9.90
Hypothetical A		$ 1,000.00	$ 1,014.64	$ 10.50
Class C	2.07%
Actual		$ 1,000.00	$ 899.20	$ 9.86
Hypothetical A		$ 1,000.00	$ 1,014.69	$ 10.45
Institutional Class	.98%
Actual		$ 1,000.00	$ 904.70	$ 4.68
Hypothetical A		$ 1,000.00	$ 1,020.16	$ 4.96

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of November 30, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Wells Fargo & Co.	4.3	4.8
Apple, Inc.	3.9	2.9
Exxon Mobil Corp.	3.9	3.9
JPMorgan Chase & Co.	3.6	4.5
Chevron Corp.	3.3	3.1
Google, Inc. Class A	2.4	1.4
General Electric Co.	2.1	0.5
PepsiCo, Inc.	2.0	2.2
Cisco Systems, Inc.	1.9	1.4
Procter & Gamble Co.	1.8	1.7
	29.2
Top Five Market Sectors as of November 30, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	23.4	20.2
Financials	17.2	19.8
Consumer Discretionary	14.0	12.9
Industrials	12.3	11.6
Energy	11.3	10.4
Asset Allocation (% of fund's net assets)
As of November 30, 2011*		As of May 31, 2011**
	Stocks 99.4%		Stocks 99.6%
	Convertible Securities 0.0%		Convertible Securities 0.1%
	Short-Term Investments and Net Other Assets 0.6%		Short-Term Investments and Net Other Assets 0.3%
* Foreign investments	11.3%	** Foreign investments	16.1%

Annual Report

Investments November 30, 2011

Showing Percentage of Net Assets

Common Stocks - 97.8%
	Shares	Value
CONSUMER DISCRETIONARY - 12.4%
Auto Components - 0.1%
Autoliv, Inc.	32,300	$ 1,720,944
Automobiles - 0.1%
Tesla Motors, Inc. (a)	15,200	497,648
Distributors - 0.4%
Li & Fung Ltd.	2,560,000	5,318,887
Hotels, Restaurants & Leisure - 1.5%
McDonald's Corp.	117,473	11,221,021
Texas Roadhouse, Inc. Class A	200	2,678
WMS Industries, Inc. (a)	57,000	1,195,290
Yum! Brands, Inc.	102,000	5,716,080
		18,135,069
Household Durables - 1.7%
D.R. Horton, Inc.	305,092	3,633,646
KB Home (d)	328,975	2,417,966
Lennar Corp. Class A	353,387	6,505,855
SodaStream International Ltd.	4,200	125,370
Toll Brothers, Inc. (a)	389,940	7,919,681
		20,602,518
Internet & Catalog Retail - 0.1%
ASOS PLC (a)	56,900	1,214,464
Leisure Equipment & Products - 0.2%
Brunswick Corp.	45,082	839,427
Hasbro, Inc.	49,874	1,785,988
		2,625,415
Media - 3.6%
Comcast Corp. Class A (special) (non-vtg.)	707,057	15,809,795
Kabel Deutschland Holding AG (a)	50,400	2,792,510
The Walt Disney Co.	110,600	3,965,010
Time Warner Cable, Inc.	2,600	157,248
Time Warner, Inc.	503,159	17,519,996
Viacom, Inc. Class B (non-vtg.)	81,073	3,628,827
		43,873,386
Multiline Retail - 1.6%
Target Corp.	379,526	20,001,020
Specialty Retail - 2.7%
Best Buy Co., Inc.	12,537	339,627
Citi Trends, Inc. (a)	75,678	671,264
Francescas Holdings Corp. (a)	30,000	495,000
Home Depot, Inc.	186,615	7,319,040
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
Lowe's Companies, Inc.	548,344	$ 13,165,739
Lumber Liquidators Holdings, Inc. (a)	167,595	2,839,059
Staples, Inc.	551,209	7,942,922
		32,772,651
Textiles, Apparel & Luxury Goods - 0.4%
Warnaco Group, Inc. (a)	99,547	5,046,037
TOTAL CONSUMER DISCRETIONARY		151,808,039
CONSUMER STAPLES - 9.6%
Beverages - 2.4%
Dr Pepper Snapple Group, Inc.	148,855	5,437,673
PepsiCo, Inc.	375,144	24,009,216
		29,446,889
Food & Staples Retailing - 1.1%
CVS Caremark Corp.	141,011	5,476,867
Sysco Corp.	47,097	1,344,148
Walgreen Co.	197,716	6,666,984
		13,487,999
Food Products - 1.1%
Danone	155,011	10,216,639
Green Mountain Coffee Roasters, Inc. (a)	62,900	3,297,847
		13,514,486
Household Products - 3.8%
Colgate-Palmolive Co.	109,235	9,995,003
Energizer Holdings, Inc. (a)	16,806	1,214,738
Kimberly-Clark Corp.	176,434	12,609,738
Procter & Gamble Co.	340,945	22,014,819
		45,834,298
Personal Products - 0.1%
Prestige Brands Holdings, Inc. (a)	148,497	1,467,150
Tobacco - 1.1%
British American Tobacco PLC sponsored ADR	56,300	5,244,345
Lorillard, Inc.	73,654	8,221,259
		13,465,604
TOTAL CONSUMER STAPLES		117,216,426
Common Stocks - continued
	Shares	Value
ENERGY - 11.3%
Energy Equipment & Services - 1.5%
Cameron International Corp. (a)	91,720	$ 4,951,963
Dresser-Rand Group, Inc. (a)	31,400	1,634,998
Exterran Holdings, Inc. (a)(d)	324,253	3,715,939
Halliburton Co.	163,100	6,002,080
Helmerich & Payne, Inc.	11,000	626,560
McDermott International, Inc. (a)	166,306	1,880,921
		18,812,461
Oil, Gas & Consumable Fuels - 9.8%
Amyris, Inc. (a)(d)	294,272	3,316,445
Apache Corp.	7,400	735,856
Chevron Corp.	391,720	40,276,650
EV Energy Partners LP	18,900	1,289,925
EXCO Resources, Inc. (d)	235,400	2,803,614
Exxon Mobil Corp.	597,208	48,039,412
Newfield Exploration Co. (a)	29,800	1,364,840
Oasis Petroleum, Inc. (a)(d)	35,100	1,069,497
Occidental Petroleum Corp.	68,204	6,745,376
QEP Resources, Inc.	50,392	1,645,299
Suncor Energy, Inc.	275,900	8,309,866
Talisman Energy, Inc.	141,700	1,939,440
Whiting Petroleum Corp. (a)	47,700	2,218,527
		119,754,747
TOTAL ENERGY		138,567,208
FINANCIALS - 17.2%
Capital Markets - 2.4%
Ashmore Group PLC	827,831	4,379,596
Charles Schwab Corp.	156,900	1,876,524
Goldman Sachs Group, Inc.	54,520	5,226,287
HFF, Inc. (a)	222,218	2,493,286
KKR & Co. LP	154,200	1,978,386
Morgan Stanley	290,285	4,293,315
Northern Trust Corp.	72,438	2,725,842
State Street Corp.	58,900	2,335,385
T. Rowe Price Group, Inc.	62,700	3,558,852
		28,867,473
Commercial Banks - 8.4%
BB&T Corp.	613,941	14,225,013
CIT Group, Inc. (a)	55,979	1,895,449
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Commercial Banks - continued
Comerica, Inc.	85,400	$ 2,153,788
Regions Financial Corp.	1,461,166	6,005,392
Standard Chartered PLC (United Kingdom)	120,057	2,607,698
SunTrust Banks, Inc.	415,815	7,538,726
U.S. Bancorp	620,659	16,087,481
Wells Fargo & Co.	2,046,532	52,923,316
		103,436,863
Diversified Financial Services - 5.3%
Citigroup, Inc.	449,074	12,340,554
JPMorgan Chase & Co.	1,422,507	44,055,042
KKR Financial Holdings LLC	1,049,084	8,875,251
		65,270,847
Insurance - 0.7%
Genworth Financial, Inc. Class A (a)	463,621	3,055,262
Lincoln National Corp.	123,748	2,497,235
MetLife, Inc.	86,200	2,713,576
		8,266,073
Real Estate Management & Development - 0.1%
The St. Joe Co. (a)	107,047	1,539,336
Thrifts & Mortgage Finance - 0.3%
MGIC Investment Corp. (a)	415,792	1,197,481
Radian Group, Inc. (d)	1,107,468	2,392,131
		3,589,612
TOTAL FINANCIALS		210,970,204
HEALTH CARE - 10.5%
Biotechnology - 1.7%
Alexion Pharmaceuticals, Inc. (a)	28,706	1,970,954
Amgen, Inc.	276,102	15,989,067
ARIAD Pharmaceuticals, Inc. (a)	63,395	766,446
Rigel Pharmaceuticals, Inc. (a)	116,100	884,682
Synageva BioPharma Corp. (a)	500	8,735
ZIOPHARM Oncology, Inc. (a)	135,800	706,160
		20,326,044
Health Care Equipment & Supplies - 1.7%
Alere, Inc. (a)	753,930	17,634,423
Insulet Corp. (a)	87,452	1,624,858
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
Integra LifeSciences Holdings Corp. (a)	45,000	$ 1,445,850
SonoSite, Inc. (a)	19,100	790,740
		21,495,871
Health Care Providers & Services - 1.5%
Express Scripts, Inc. (a)	43,300	1,976,645
McKesson Corp.	111,101	9,033,622
Medco Health Solutions, Inc. (a)	47,907	2,714,890
WellPoint, Inc.	61,900	4,367,045
		18,092,202
Health Care Technology - 0.2%
Allscripts-Misys Healthcare Solutions, Inc. (a)	115,942	2,256,231
Life Sciences Tools & Services - 0.4%
QIAGEN NV (a)(d)	216,255	3,224,362
Thermo Fisher Scientific, Inc. (a)	31,200	1,474,200
		4,698,562
Pharmaceuticals - 5.0%
Abbott Laboratories	190,125	10,371,319
Cardiome Pharma Corp. (a)	391,900	799,477
GlaxoSmithKline PLC sponsored ADR	141,300	6,285,024
Impax Laboratories, Inc. (a)	93,300	1,879,062
Merck & Co., Inc.	531,980	19,018,285
Optimer Pharmaceuticals, Inc. (a)	87,200	1,004,544
Pfizer, Inc.	965,657	19,380,736
Roche Holding AG (participation certificate)	15,575	2,472,222
XenoPort, Inc. (a)	8,387	40,090
		61,250,759
TOTAL HEALTH CARE		128,119,669
INDUSTRIALS - 12.3%
Aerospace & Defense - 2.5%
Honeywell International, Inc.	194,598	10,537,482
Raytheon Co.	61,200	2,788,884
Rockwell Collins, Inc.	117,900	6,472,710
The Boeing Co.	82,470	5,664,864
United Technologies Corp.	73,065	5,596,779
		31,060,719
Air Freight & Logistics - 0.3%
United Parcel Service, Inc. Class B	50,900	3,652,075
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Building Products - 1.4%
Lennox International, Inc.	127,235	$ 4,215,296
Owens Corning (a)	316,625	9,087,138
Quanex Building Products Corp.	203,628	3,070,710
		16,373,144
Commercial Services & Supplies - 0.1%
Interface, Inc. Class A	109,930	1,264,195
Construction & Engineering - 0.1%
Quanta Services, Inc. (a)	71,000	1,461,890
Electrical Equipment - 1.4%
AMETEK, Inc.	47,800	2,047,752
Emerson Electric Co.	76,955	4,020,899
GrafTech International Ltd. (a)	164,878	2,380,838
Polypore International, Inc. (a)	45,616	2,237,465
Roper Industries, Inc.	76,935	6,554,093
		17,241,047
Industrial Conglomerates - 3.5%
3M Co.	8,200	664,528
Danaher Corp.	48,650	2,353,687
General Electric Co.	1,601,297	25,476,635
Koninklijke Philips Electronics NV (depositary receipt) (NY Reg.)	716,599	14,568,458
		43,063,308
Machinery - 1.7%
Ingersoll-Rand PLC	472,332	15,643,636
PACCAR, Inc.	14,500	588,265
SPX Corp.	52,400	3,322,160
WABCO Holdings, Inc. (a)	34,600	1,626,546
		21,180,607
Professional Services - 1.1%
Acacia Research Corp. - Acacia Technologies (a)	42,962	1,495,937
Bureau Veritas SA	74,810	5,522,301
Kforce, Inc. (a)	88,000	1,078,000
Michael Page International PLC	832,278	5,019,638
		13,115,876
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Trading Companies & Distributors - 0.2%
Air Lease Corp.:
Class A (a)(e)	80,200	$ 1,798,084
Class A	18,500	414,770
		2,212,854
TOTAL INDUSTRIALS		150,625,715
INFORMATION TECHNOLOGY - 23.4%
Communications Equipment - 3.5%
Brocade Communications Systems, Inc. (a)	307,078	1,652,080
Cisco Systems, Inc.	1,229,680	22,921,235
Juniper Networks, Inc. (a)	356,694	8,100,521
Polycom, Inc. (a)	166,500	2,813,850
QUALCOMM, Inc.	127,365	6,979,602
		42,467,288
Computers & Peripherals - 5.4%
Apple, Inc. (a)	125,930	48,130,446
EMC Corp. (a)	344,283	7,921,952
Hewlett-Packard Co.	352,739	9,859,055
		65,911,453
Electronic Equipment & Components - 1.2%
Aeroflex Holding Corp.	104,900	1,011,236
Avnet, Inc. (a)	64,200	1,912,518
Corning, Inc.	659,630	8,753,290
Fabrinet (a)	162,100	2,300,199
Itron, Inc. (a)	34,940	1,237,924
		15,215,167
Internet Software & Services - 3.1%
Akamai Technologies, Inc. (a)	98,300	2,841,853
Blinkx PLC (a)	2,205,449	2,595,924
Google, Inc. Class A (a)	49,676	29,775,298
SciQuest, Inc. (a)	175,855	2,567,483
Velti PLC (a)	110,700	819,180
		38,599,738
IT Services - 5.4%
Accenture PLC Class A	24,129	1,397,793
Cognizant Technology Solutions Corp. Class A (a)	89,492	6,027,286
Fidelity National Information Services, Inc.	154,450	3,720,701
Heartland Payment Systems, Inc.	23,100	520,905
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
IT Services - continued
International Business Machines Corp.	65,331	$ 12,282,228
MasterCard, Inc. Class A	51,300	19,214,415
Paychex, Inc.	340,041	9,898,594
Visa, Inc. Class A	131,513	12,752,816
		65,814,738
Semiconductors & Semiconductor Equipment - 1.9%
Ceva, Inc. (a)	151,266	4,357,973
KLA-Tencor Corp.	57,711	2,660,477
Lam Research Corp. (a)	39,100	1,594,107
NVIDIA Corp. (a)	62,900	983,127
NXP Semiconductors NV (a)	270,007	4,563,118
Omnivision Technologies, Inc. (a)	137,800	1,486,862
Siliconware Precision Industries Co. Ltd. sponsored ADR	303,870	1,394,763
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	234,093	3,024,482
Texas Instruments, Inc.	95,328	2,869,373
		22,934,282
Software - 2.9%
BroadSoft, Inc. (a)	38,900	1,364,612
Citrix Systems, Inc. (a)	28,279	2,018,838
Concur Technologies, Inc. (a)	35,124	1,658,907
Microsoft Corp.	543,161	13,894,058
Nuance Communications, Inc. (a)	200,787	4,935,344
Oracle Corp.	180,400	5,655,540
Red Hat, Inc. (a)	34,831	1,744,336
Solera Holdings, Inc.	51,100	2,418,052
SuccessFactors, Inc. (a)	2,197	56,243
Taleo Corp. Class A (a)	64,395	2,085,754
		35,831,684
TOTAL INFORMATION TECHNOLOGY		286,774,350
MATERIALS - 0.4%
Chemicals - 0.4%
E.I. du Pont de Nemours & Co.	13,000	620,360
PPG Industries, Inc.	7,200	631,800
W.R. Grace & Co. (a)	75,800	3,158,586
		4,410,746
Common Stocks - continued
	Shares	Value
UTILITIES - 0.7%
Electric Utilities - 0.3%
American Electric Power Co., Inc.	24,800	$ 984,064
FirstEnergy Corp.	2,773	123,315
PPL Corp.	96,695	2,902,784
		4,010,163
Gas Utilities - 0.2%
National Fuel Gas Co.	44,922	2,603,230
Multi-Utilities - 0.2%
National Grid PLC	261,835	2,573,953
TOTAL UTILITIES		9,187,346
TOTAL COMMON STOCKS (Cost $1,200,893,301)		1,197,679,703
Nonconvertible Preferred Stocks - 1.6%

CONSUMER DISCRETIONARY - 1.6%
Automobiles - 1.6%
Porsche Automobil Holding SE (Germany)	164,960	10,029,979
Volkswagen AG	50,181	8,608,172
		18,638,151
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $15,215,056)		18,638,151
Money Market Funds - 1.1%
	Shares	Value
Fidelity Cash Central Fund, 0.11% (b)	7,547,579	$ 7,547,579
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	6,180,000	6,180,000
TOTAL MONEY MARKET FUNDS (Cost $13,727,579)		13,727,579
TOTAL INVESTMENT PORTFOLIO - 100.5% (Cost $1,229,835,936)		1,230,045,433
NET OTHER ASSETS (LIABILITIES) - (0.5)%		(5,661,045)
NET ASSETS - 100%		$ 1,224,384,388
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,798,084 or 0.1% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 5,464
Fidelity Securities Lending Cash Central Fund	231,698
Total	$ 237,162
Other Information

The following is a summary of the inputs used, as of November 30, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 170,446,190	$ 165,127,303	$ 5,318,887	$ -
Consumer Staples	117,216,426	117,216,426	-	-
Energy	138,567,208	138,567,208	-	-
Financials	210,970,204	210,970,204	-	-
Health Care	128,119,669	128,119,669	-	-
Industrials	150,625,715	150,625,715	-	-
Information Technology	286,774,350	286,774,350	-	-
Materials	4,410,746	4,410,746	-	-
Utilities	9,187,346	6,613,393	2,573,953	-
Money Market Funds	13,727,579	13,727,579	-	-
Total Investments in Securities:	$ 1,230,045,433	$ 1,222,152,593	$ 7,892,840	$ -
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ 1,644,100
Total Realized Gain (Loss)	(326,150)
Total Unrealized Gain (Loss)	326,150
Cost of Purchases	-
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in to Level 3	-
Transfers out of Level 3	(1,644,100)
Ending Balance	$ -
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at November 30, 2011	$ -

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	88.7%
United Kingdom	2.4%
Netherlands	1.9%
Germany	1.8%
Ireland	1.4%
France	1.3%
Canada	1.0%
Others (Individually Less Than 1%)	1.5%
100.0%
Income Tax Information

At November 30, 2011, the Fund had a capital loss carryforward of approximately $4,885,960 all of which will expire in fiscal 2016. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	November 30, 2011

Assets
Investment in securities, at value (including securities loaned of $6,431,041) - See accompanying schedule: Unaffiliated issuers (cost $1,216,108,357)	$ 1,216,317,854
Fidelity Central Funds (cost $13,727,579)	13,727,579
Total Investments (cost $1,229,835,936)		$ 1,230,045,433
Cash		2,846
Receivable for investments sold		3,954,816
Receivable for fund shares sold		144,795
Dividends receivable		3,062,546
Distributions receivable from Fidelity Central Funds		7,253
Prepaid expenses		3,983
Other receivables		14,222
Total assets		1,237,235,894

Liabilities
Payable for investments purchased	$ 4,428,881
Payable for fund shares redeemed	1,110,262
Accrued management fee	746,245
Distribution and service plan fees payable	80,606
Other affiliated payables	259,326
Other payables and accrued expenses	46,186
Collateral on securities loaned, at value	6,180,000
Total liabilities		12,851,506

Net Assets		$ 1,224,384,388
Net Assets consist of:
Paid in capital		$ 1,245,896,304
Undistributed net investment income		5,398,346
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(27,116,905)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		206,643
Net Assets		$ 1,224,384,388

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

November 30, 2011

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($103,670,113 ÷ 5,901,254 shares)	$ 17.57

Maximum offering price per share (100/94.25 of $17.57)	$ 18.64
Class T: Net Asset Value and redemption price per share ($69,678,347 ÷ 3,980,446 shares)	$ 17.51

Maximum offering price per share (100/96.50 of $17.51)	$ 18.15
Class B: Net Asset Value and offering price per share ($12,839,485 ÷ 778,787 shares)A	$ 16.49

Class C: Net Asset Value and offering price per share ($24,197,221 ÷ 1,474,171 shares)A	$ 16.41

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,013,999,222 ÷ 55,930,705 shares)	$ 18.13

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended November 30, 2011

Investment Income
Dividends		$ 21,394,387
Income from Fidelity Central Funds		237,162
Total income		21,631,549

Expenses
Management fee Basic fee	$ 6,803,095
Performance adjustment	1,547,950
Transfer agent fees	2,774,956
Distribution and service plan fees	1,114,629
Accounting and security lending fees	395,388
Custodian fees and expenses	115,233
Independent trustees' compensation	6,832
Registration fees	69,709
Audit	58,497
Legal	4,391
Interest	3,515
Miscellaneous	12,947
Total expenses before reductions	12,907,142
Expense reductions	(69,697)	12,837,445
Net investment income (loss)		8,794,104
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	57,263,665
Foreign currency transactions	11,934
Total net realized gain (loss)		57,275,599
Change in net unrealized appreciation (depreciation) on: Investment securities	(814,038)
Assets and liabilities in foreign currencies	(5,823)
Total change in net unrealized appreciation (depreciation)		(819,861)
Net gain (loss)		56,455,738
Net increase (decrease) in net assets resulting from operations		$ 65,249,842

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended November 30, 2011	Year ended November 30, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 8,794,104	$ 6,052,577
Net realized gain (loss)	57,275,599	169,696,659
Change in net unrealized appreciation (depreciation)	(819,861)	(57,198,258)
Net increase (decrease) in net assets resulting from operations	65,249,842	118,550,978
Distributions to shareholders from net investment income	(5,835,086)	(6,991,048)
Distributions to shareholders from net realized gain	(1,297,814)	-
Total distributions	(7,132,900)	(6,991,048)
Share transactions - net increase (decrease)	54,061,714	(170,044,344)
Total increase (decrease) in net assets	112,178,656	(58,484,414)

Net Assets
Beginning of period	1,112,205,732	1,170,690,146
End of period (including undistributed net investment income of $5,398,346 and undistributed net investment income of $5,816,833, respectively)	$ 1,224,384,388	$ 1,112,205,732

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 16.69	$ 15.19	$ 10.13	$ 20.95	$ 18.65
Income from Investment Operations
Net investment income (loss) C	.09	.05	.06	.11	.08
Net realized and unrealized gain (loss)	.87	1.52	5.08	(9.79)	2.25
Total from investment operations	.96	1.57	5.14	(9.68)	2.33
Distributions from net investment income	(.06)	(.07)	(.08)	(.06)	(.03)
Distributions from net realized gain	(.02)	-	-	(1.08)	-
Total distributions	(.08)	(.07)	(.08)	(1.14)	(.03)
Net asset value, end of period	$ 17.57	$ 16.69	$ 15.19	$ 10.13	$ 20.95
Total Return A,B	5.73%	10.36%	51.10%	(48.83)%	12.49%
Ratios to Average Net Assets D,F
Expenses before reductions	1.29%	1.22%	1.16%	1.12%	1.18%
Expenses net of fee waivers, if any	1.29%	1.22%	1.16%	1.12%	1.18%
Expenses net of all reductions	1.28%	1.21%	1.15%	1.11%	1.17%
Net investment income (loss)	.49%	.31%	.49%	.65%	.37%
Supplemental Data
Net assets, end of period (000 omitted)	$ 103,670	$ 116,837	$ 112,450	$ 85,997	$ 184,296
Portfolio turnover rate E	83%	146%	185%	141%	117%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 16.63	$ 15.14	$ 10.07	$ 20.80	$ 18.54
Income from Investment Operations
Net investment income (loss) C	.04	.01	.03	.07	.03
Net realized and unrealized gain (loss)	.87	1.52	5.06	(9.74)	2.23
Total from investment operations	.91	1.53	5.09	(9.67)	2.26
Distributions from net investment income	- G	(.04)	(.02)	-	-
Distributions from net realized gain	(.02)	-	-	(1.06)	-
Total distributions	(.03) H	(.04)	(.02)	(1.06)	-
Net asset value, end of period	$ 17.51	$ 16.63	$ 15.14	$ 10.07	$ 20.80
Total Return A,B	5.44%	10.09%	50.71%	(48.96)%	12.19%
Ratios to Average Net Assets D,F
Expenses before reductions	1.54%	1.47%	1.42%	1.38%	1.42%
Expenses net of fee waivers, if any	1.54%	1.47%	1.42%	1.38%	1.42%
Expenses net of all reductions	1.53%	1.47%	1.41%	1.37%	1.41%
Net investment income (loss)	.24%	.06%	.23%	.40%	.13%
Supplemental Data
Net assets, end of period (000 omitted)	$ 69,678	$ 76,373	$ 87,009	$ 67,701	$ 175,292
Portfolio turnover rate E	83%	146%	185%	141%	117%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.03 per share is comprised of distributions from net investment income of $.004 and distributions from net realized gain of $.021 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 15.72	$ 14.35	$ 9.57	$ 19.77	$ 17.71
Income from Investment Operations
Net investment income (loss) C	(.05)	(.07)	(.03)	(.02)	(.07)
Net realized and unrealized gain (loss)	.82	1.44	4.81	(9.26)	2.13
Total from investment operations	.77	1.37	4.78	(9.28)	2.06
Distributions from net realized gain	-	-	-	(.92)	-
Net asset value, end of period	$ 16.49	$ 15.72	$ 14.35	$ 9.57	$ 19.77
Total Return A,B	4.90%	9.55%	49.95%	(49.20)%	11.63%
Ratios to Average Net Assets D,F
Expenses before reductions	2.04%	1.98%	1.91%	1.88%	1.94%
Expenses net of fee waivers, if any	2.04%	1.98%	1.91%	1.88%	1.94%
Expenses net of all reductions	2.04%	1.97%	1.90%	1.87%	1.93%
Net investment income (loss)	(.26)%	(.45)%	(.26)%	(.10)%	(.39)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 12,839	$ 17,535	$ 21,907	$ 19,561	$ 55,779
Portfolio turnover rate E	83%	146%	185%	141%	117%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 15.65	$ 14.28	$ 9.53	$ 19.73	$ 17.67
Income from Investment Operations
Net investment income (loss) C	(.04)	(.07)	(.03)	(.02)	(.07)
Net realized and unrealized gain (loss)	.80	1.44	4.78	(9.21)	2.13
Total from investment operations	.76	1.37	4.75	(9.23)	2.06
Distributions from net realized gain	-	-	-	(.97)	-
Net asset value, end of period	$ 16.41	$ 15.65	$ 14.28	$ 9.53	$ 19.73
Total Return A,B	4.86%	9.59%	49.84%	(49.17)%	11.66%
Ratios to Average Net Assets D,F
Expenses before reductions	2.03%	1.97%	1.91%	1.87%	1.92%
Expenses net of fee waivers, if any	2.03%	1.97%	1.91%	1.87%	1.92%
Expenses net of all reductions	2.03%	1.96%	1.90%	1.86%	1.91%
Net investment income (loss)	(.25)%	(.44)%	(.26)%	(.10)%	(.38)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 24,197	$ 25,162	$ 24,650	$ 25,421	$ 49,262
Portfolio turnover rate E	83%	146%	185%	141%	117%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 17.22	$ 15.65	$ 10.48	$ 21.62	$ 19.24
Income from Investment Operations
Net investment income (loss) B	.15	.11	.10	.16	.14
Net realized and unrealized gain (loss)	.89	1.57	5.22	(10.10)	2.33
Total from investment operations	1.04	1.68	5.32	(9.94)	2.47
Distributions from net investment income	(.11)	(.11)	(.15)	(.12)	(.09)
Distributions from net realized gain	(.02)	-	-	(1.08)	-
Total distributions	(.13)	(.11)	(.15)	(1.20)	(.09)
Net asset value, end of period	$ 18.13	$ 17.22	$ 15.65	$ 10.48	$ 21.62
Total Return A	6.03%	10.78%	51.54%	(48.66)%	12.87%
Ratios to Average Net Assets C,E
Expenses before reductions	.95%	.88%	.84%	.80%	.85%
Expenses net of fee waivers, if any	.95%	.88%	.84%	.80%	.85%
Expenses net of all reductions	.94%	.87%	.83%	.79%	.84%
Net investment income (loss)	.83%	.65%	.82%	.98%	.70%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,013,999	$ 876,299	$ 924,675	$ 637,400	$ 811,613
Portfolio turnover rate D	83%	146%	185%	141%	117%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2011

1. Organization.

Fidelity Advisor Large Cap Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of November 30, 2011, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of November 30, 2011, the Fund did not have any unrecognized tax benefits in the financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, market discount, equity-debt classifications, partnerships, deferred trustees compensation, capital loss carryforwards, losses deferred due to wash sales transactions and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 113,419,677
Gross unrealized depreciation	(130,782,758)
Net unrealized appreciation (depreciation) on securities and other investments	$ (17,363,081)

Tax Cost	$ 1,247,408,514

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 5,398,360
Capital loss carryforward	$ (4,885,960)
Net unrealized appreciation (depreciation)	$ (17,365,935)

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the Act), the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund's first fiscal year end subject to the Act will be November 30, 2012.

The tax character of distributions paid was as follows:

	November 30, 2011	November 30, 2010
Ordinary Income	$ 7,132,900	$ 6,991,048

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

Annual Report

Notes to Financial Statements - continued

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,058,255,529 and $1,007,125,239, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the Institutional Class of the Fund as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .68% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 298,014	$ 3,664
Class T	.25%	.25%	385,020	1,704
Class B	.75%	.25%	160,172	121,052
Class C	.75%	.25%	271,423	24,255
			$ 1,114,629	$ 150,675

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B, 1.00% for Class C, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 32,053
Class T	11,260
Class B*	26,874
Class C*	2,273
$ 72,460

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 350,970.30
Class T	227,592.30
Class B	48,161.30
Class C	79,189.29
Institutional Class	2,069,044.21
	$ 2,774,956

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $71,459 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 8,880,222.40%		$ 3,515

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $3,697 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and

Annual Report

8. Security Lending - continued

Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $231,698, including $137 from securities loaned to FCM.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $69,697 for the period.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2011	2010
From net investment income
Class A	$ 390,763	$ 498,690
Class T	18,328	204,482
Institutional Class	5,425,995	6,287,876
Total	$ 5,835,086	$ 6,991,048
From net realized gain
Class A	$ 146,536	$ -
Class T	96,223	-
Institutional Class	1,055,055	-
Total	$ 1,297,814	$ -

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2011	2010	2011	2010
Class A
Shares sold	2,705,630	1,709,926	$ 50,303,214	$ 27,380,120
Reinvestment of distributions	27,986	29,876	498,989	462,888
Shares redeemed	(3,830,887)	(2,144,503)	(70,850,409)	(33,668,623)
Net increase (decrease)	(1,097,271)	(404,701)	$ (20,048,206)	$ (5,825,615)

Annual Report

Notes to Financial Statements - continued

11. Share Transactions - continued

	Shares		Dollars
Years ended November 30,	2011	2010	2011	2010
Class T
Shares sold	541,986	683,867	$ 9,898,711	$ 10,864,969
Reinvestment of distributions	6,292	12,619	112,068	199,661
Shares redeemed	(1,160,678)	(1,852,068)	(21,213,551)	(29,597,944)
Net increase (decrease)	(612,400)	(1,155,582)	$ (11,202,772)	$ (18,533,314)
Class B
Shares sold	23,670	129,097	$ 424,539	$ 1,938,743
Shares redeemed	(360,469)	(540,548)	(6,235,827)	(8,128,827)
Net increase (decrease)	(336,799)	(411,451)	$ (5,811,288)	$ (6,190,084)
Class C
Shares sold	331,538	279,457	$ 5,799,695	$ 4,239,029
Shares redeemed	(465,405)	(397,426)	(7,933,683)	(5,941,188)
Net increase (decrease)	(133,867)	(117,969)	$ (2,133,988)	$ (1,702,159)
Institutional Class
Shares sold	14,264,205	11,529,300	$ 268,029,356	$ 186,941,143
Reinvestment of distributions	352,333	392,679	6,461,788	6,211,096
Shares redeemed	(9,581,595)	(20,113,524)	(181,233,176)	(330,945,411)
Net increase (decrease)	5,034,943	(8,191,545)	$ 93,257,968	$ (137,793,172)

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Fidelity Advisor Freedom 2020 Fund® and Fidelity Advisor Freedom 2030 Fund® were the owners of record of approximately 10% and 11%, respectively, of the total outstanding shares of the Fund. The Fidelity Advisor Freedom Funds® were the owners of record, in the aggregate, of approximately 63% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Large Cap Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Large Cap Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments, as of November 30, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2011, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Large Cap Fund as of November 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 12, 2012

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 226 funds advised by FMR or an affiliate. Mr. Curvey oversees 429 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (58)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (67)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Robert W. Selander (61)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (67)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (61)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (42)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (46)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (47)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (53)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (64)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (50)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Joseph F. Zambello (54)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (44)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President and Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II (2011-present), Assistant Treasurer of other Fidelity funds (2010-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (53)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Advisor Large Cap Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/19/11	12/16/11	$0.032	$0.018
Class T	12/19/11	12/16/11	$0.000	$0.004

Class A and Class T designates 100% of the dividends distributed on during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A and Class T designates 100% of dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Large Cap Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2011 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has devoted increased resources to non-U.S. offices. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and enhancers. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools which permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in their deliberations, the Board considered the Investment Advisers' trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers, with 35 new branches opening since 2010.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) rationalizing product lines through the mergers of six funds into other funds; (iii) continuing to migrate the Freedom Funds to dedicated lower cost underlying funds; (iv) obtaining shareholder approval to broaden the investment strategies for Fidelity Consumer Finance Portfolio, Fidelity Emerging Asia Fund, and Fidelity Environment and Alternative Energy Portfolio; (v) contractually agreeing to reduce the management fees and impose other expense limitations on Spartan 500 Index Fund and U.S. Bond Index Fund in connection with launching new institutional classes of these funds; (vi) changing the name, primary and supplemental benchmarks, and investment policies of Fidelity Global Strategies Fund to support the fund's flexible investment mandate and global orientation; and (vii) reducing the transfer agency account fee rates on certain accounts.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2010, the cumulative total returns of Institutional Class (Class I) and Class C of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class C show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Fidelity Advisor Large Cap Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Institutional Class (Class I) of the fund was in the first quartile for the one- and five-year periods and the second quartile for the three-year period. The Board also noted that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity Advisor Large Cap Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2010. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, and Institutional Class ranked below its competitive median for 2010 and the total expense ratio of Class T ranked above its competitive median for 2010. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Class T was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers and other key personnel and strategies for attracting and retaining non-investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) historical trends in Fidelity's realization of fall-out benefits; (vi) Fidelity's group fee structures and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and Fidelity's compliance practices with respect to performance adjustment calculations; (ix) the fee structures in place for certain other Fidelity clients; and (x) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expense ratios for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research (Japan) Inc.

Fidelity Management & Research (Hong Kong) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

LC-UANN-0112
1.786691.108

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®
Large Cap
Fund - Institutional Class

Annual Report

November 30, 2011

Contents

Chairman's Message	(Click Here)	The Chairman's message to shareholders.
Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_James_C_Curvey)

Dear Shareholder:

The unusually high level of volatility that global equity markets have experienced since early August continued through the end of November. Most major indexes were unable to gain much traction during this time frame, as concern about the sovereign debt crisis in Europe continued to overshadow strong corporate earnings and better-than-expected economic news. High-grade bonds, meanwhile, fared slightly better amid periodic flights to quality. Financial markets are difficult to predict, of course, but you can help put the odds in your favor by following these time-tested investment principles.

One of the basic tenets is to invest according to your time horizon. For long-term investors, riding out the markets' inevitable ups and downs has proven much more effective than making decisions based on short-term developments. If your goal is approaching, you can also benefit from patience and restraint, rather than attempting to time the market. No matter your time horizon, missing only a few of the markets' best days can significantly diminish returns. Patience also affords the benefits of compounding - earning interest on additional income or reinvested dividends and capital gains. While staying the course doesn't eliminate risk, it can considerably lessen the negative impact of short-term downturns.

Asset allocation is another principle to manage risk. As you spread your portfolio among the asset classes, be sure to consider your time horizon, risk tolerance and investment objectives. Younger investors may be better served by emphasizing equities, which historically have been the best-performing asset class over time. Investors who are nearing a specific goal, such as retirement or sending a child to college, may choose to favor bonds and other investments that have tended to be more stable. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. After deciding on a suitable allocation strategy, make sure your portfolio is adequately diversified, with exposure to stocks of small-, mid- and large-cap companies in a range of sectors, for example. And today, more than ever, geographic diversification should be taken into account.

Lastly, investing a certain amount of money on a regular basis - a principle known as dollar-cost averaging - can help lower the average cost of your purchases, while also giving you the discipline to avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to learn more by visiting us on the Internet, dropping by one of our Investor Centers or calling us by phone. It is our privilege to provide the resources you need to choose investments that are right for you.

Sincerely,

(The acting chairman's signature appears here.)

James C. Curvey
Acting Chairman

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended November 30, 2011	Past 1 year	Past 5 years	Past 10 years
Institutional Class	6.03%	0.62%	2.79%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Large Cap Fund - Institutional Class on November 30, 2001. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks overcame a sharp summer drop to post solid gains for the year ending November 30, 2011. Bullishness in the first half of the period gave way to a sudden reversal in July and August, as debate over the U.S. debt ceiling, a downgrade of the country's long-term sovereign credit rating and more debt woes in Europe led the S&P 500® Index to its worst calendar-quarter finish in almost three years. However, in October, a possible solution to the eurozone debt crisis and encouraging U.S. economic data fueled a rally that pushed the broad-based index up roughly 11%, its highest monthly return since December 1991. Although a Congressional stalemate over deficit reductions kept volatility alive in November, the S&P 500® finished the year up 7.83%, while the blue-chip Dow Jones Industrial AverageSM added 12.39% and the technology-heavy Nasdaq Composite® Index rose 5.93%. Within the S&P 500®, sector performance was mixed, with financials (-10%) struggling, while the defensive utilities (+20%) and consumer staples (+16%) segments fared best. Small and mid-sized stocks posted more-modest gains than their large-cap counterparts, with the Russell 2000® and Russell Midcap® indexes adding 2.75% and 5.39%, respectively. Uncertainty in Europe hurt foreign developed-markets stocks, as the MSCI® EAFE® (Europe, Australasia, Far East) Index fell 4.01%.

Comments from Matthew Fruhan, Portfolio Manager of Fidelity Advisor® Large Cap Fund: For the year, the fund's Institutional Class shares gained 6.03%, trailing the S&P 500® Index. The fund's underperformance was primarily due to poor security selection within health care and an overweight in financials. Conversely, my picks within information technology meaningfully contributed. Looking at individual stocks, diversified financials firm JPMorgan Chase was the largest relative detractor, as the market started to understand and price in the reality that the company would face higher capital requirements than some of its peers. Also in financials, mortgage insurer Radian Group underperformed along with the broader industry, primarily due to home price depreciation. Elsewhere, the stock of point-of-care diagnostics firm Alere suffered as a result of the company's exposure to Europe. Radian and Alere were not in the index. The top individual contributor was an out-of-index stake in U.K.-based Autonomy, a provider of cloud-computing services, which rose sharply in August on a takeover bid from Hewlett-Packard. I sold Autonomy shortly after the announcement, and the merger was completed in October. Also in software/services, shares of card processor MasterCard helped, based in part on higher revenue.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2011 to November 30, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value June 1, 2011	Ending Account Value November 30, 2011	Expenses Paid During Period* June 1, 2011 to November 30, 2011
Class A	1.32%
Actual		$ 1,000.00	$ 902.90	$ 6.30
Hypothetical A		$ 1,000.00	$ 1,018.45	$ 6.68
Class T	1.58%
Actual		$ 1,000.00	$ 902.10	$ 7.53
Hypothetical A		$ 1,000.00	$ 1,017.15	$ 7.99
Class B	2.08%
Actual		$ 1,000.00	$ 899.60	$ 9.90
Hypothetical A		$ 1,000.00	$ 1,014.64	$ 10.50
Class C	2.07%
Actual		$ 1,000.00	$ 899.20	$ 9.86
Hypothetical A		$ 1,000.00	$ 1,014.69	$ 10.45
Institutional Class	.98%
Actual		$ 1,000.00	$ 904.70	$ 4.68
Hypothetical A		$ 1,000.00	$ 1,020.16	$ 4.96

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of November 30, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Wells Fargo & Co.	4.3	4.8
Apple, Inc.	3.9	2.9
Exxon Mobil Corp.	3.9	3.9
JPMorgan Chase & Co.	3.6	4.5
Chevron Corp.	3.3	3.1
Google, Inc. Class A	2.4	1.4
General Electric Co.	2.1	0.5
PepsiCo, Inc.	2.0	2.2
Cisco Systems, Inc.	1.9	1.4
Procter & Gamble Co.	1.8	1.7
	29.2
Top Five Market Sectors as of November 30, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	23.4	20.2
Financials	17.2	19.8
Consumer Discretionary	14.0	12.9
Industrials	12.3	11.6
Energy	11.3	10.4
Asset Allocation (% of fund's net assets)
As of November 30, 2011*		As of May 31, 2011**
	Stocks 99.4%		Stocks 99.6%
	Convertible Securities 0.0%		Convertible Securities 0.1%
	Short-Term Investments and Net Other Assets 0.6%		Short-Term Investments and Net Other Assets 0.3%
* Foreign investments	11.3%	** Foreign investments	16.1%

Annual Report

Investments November 30, 2011

Showing Percentage of Net Assets

Common Stocks - 97.8%
	Shares	Value
CONSUMER DISCRETIONARY - 12.4%
Auto Components - 0.1%
Autoliv, Inc.	32,300	$ 1,720,944
Automobiles - 0.1%
Tesla Motors, Inc. (a)	15,200	497,648
Distributors - 0.4%
Li & Fung Ltd.	2,560,000	5,318,887
Hotels, Restaurants & Leisure - 1.5%
McDonald's Corp.	117,473	11,221,021
Texas Roadhouse, Inc. Class A	200	2,678
WMS Industries, Inc. (a)	57,000	1,195,290
Yum! Brands, Inc.	102,000	5,716,080
		18,135,069
Household Durables - 1.7%
D.R. Horton, Inc.	305,092	3,633,646
KB Home (d)	328,975	2,417,966
Lennar Corp. Class A	353,387	6,505,855
SodaStream International Ltd.	4,200	125,370
Toll Brothers, Inc. (a)	389,940	7,919,681
		20,602,518
Internet & Catalog Retail - 0.1%
ASOS PLC (a)	56,900	1,214,464
Leisure Equipment & Products - 0.2%
Brunswick Corp.	45,082	839,427
Hasbro, Inc.	49,874	1,785,988
		2,625,415
Media - 3.6%
Comcast Corp. Class A (special) (non-vtg.)	707,057	15,809,795
Kabel Deutschland Holding AG (a)	50,400	2,792,510
The Walt Disney Co.	110,600	3,965,010
Time Warner Cable, Inc.	2,600	157,248
Time Warner, Inc.	503,159	17,519,996
Viacom, Inc. Class B (non-vtg.)	81,073	3,628,827
		43,873,386
Multiline Retail - 1.6%
Target Corp.	379,526	20,001,020
Specialty Retail - 2.7%
Best Buy Co., Inc.	12,537	339,627
Citi Trends, Inc. (a)	75,678	671,264
Francescas Holdings Corp. (a)	30,000	495,000
Home Depot, Inc.	186,615	7,319,040
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
Lowe's Companies, Inc.	548,344	$ 13,165,739
Lumber Liquidators Holdings, Inc. (a)	167,595	2,839,059
Staples, Inc.	551,209	7,942,922
		32,772,651
Textiles, Apparel & Luxury Goods - 0.4%
Warnaco Group, Inc. (a)	99,547	5,046,037
TOTAL CONSUMER DISCRETIONARY		151,808,039
CONSUMER STAPLES - 9.6%
Beverages - 2.4%
Dr Pepper Snapple Group, Inc.	148,855	5,437,673
PepsiCo, Inc.	375,144	24,009,216
		29,446,889
Food & Staples Retailing - 1.1%
CVS Caremark Corp.	141,011	5,476,867
Sysco Corp.	47,097	1,344,148
Walgreen Co.	197,716	6,666,984
		13,487,999
Food Products - 1.1%
Danone	155,011	10,216,639
Green Mountain Coffee Roasters, Inc. (a)	62,900	3,297,847
		13,514,486
Household Products - 3.8%
Colgate-Palmolive Co.	109,235	9,995,003
Energizer Holdings, Inc. (a)	16,806	1,214,738
Kimberly-Clark Corp.	176,434	12,609,738
Procter & Gamble Co.	340,945	22,014,819
		45,834,298
Personal Products - 0.1%
Prestige Brands Holdings, Inc. (a)	148,497	1,467,150
Tobacco - 1.1%
British American Tobacco PLC sponsored ADR	56,300	5,244,345
Lorillard, Inc.	73,654	8,221,259
		13,465,604
TOTAL CONSUMER STAPLES		117,216,426
Common Stocks - continued
	Shares	Value
ENERGY - 11.3%
Energy Equipment & Services - 1.5%
Cameron International Corp. (a)	91,720	$ 4,951,963
Dresser-Rand Group, Inc. (a)	31,400	1,634,998
Exterran Holdings, Inc. (a)(d)	324,253	3,715,939
Halliburton Co.	163,100	6,002,080
Helmerich & Payne, Inc.	11,000	626,560
McDermott International, Inc. (a)	166,306	1,880,921
		18,812,461
Oil, Gas & Consumable Fuels - 9.8%
Amyris, Inc. (a)(d)	294,272	3,316,445
Apache Corp.	7,400	735,856
Chevron Corp.	391,720	40,276,650
EV Energy Partners LP	18,900	1,289,925
EXCO Resources, Inc. (d)	235,400	2,803,614
Exxon Mobil Corp.	597,208	48,039,412
Newfield Exploration Co. (a)	29,800	1,364,840
Oasis Petroleum, Inc. (a)(d)	35,100	1,069,497
Occidental Petroleum Corp.	68,204	6,745,376
QEP Resources, Inc.	50,392	1,645,299
Suncor Energy, Inc.	275,900	8,309,866
Talisman Energy, Inc.	141,700	1,939,440
Whiting Petroleum Corp. (a)	47,700	2,218,527
		119,754,747
TOTAL ENERGY		138,567,208
FINANCIALS - 17.2%
Capital Markets - 2.4%
Ashmore Group PLC	827,831	4,379,596
Charles Schwab Corp.	156,900	1,876,524
Goldman Sachs Group, Inc.	54,520	5,226,287
HFF, Inc. (a)	222,218	2,493,286
KKR & Co. LP	154,200	1,978,386
Morgan Stanley	290,285	4,293,315
Northern Trust Corp.	72,438	2,725,842
State Street Corp.	58,900	2,335,385
T. Rowe Price Group, Inc.	62,700	3,558,852
		28,867,473
Commercial Banks - 8.4%
BB&T Corp.	613,941	14,225,013
CIT Group, Inc. (a)	55,979	1,895,449
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Commercial Banks - continued
Comerica, Inc.	85,400	$ 2,153,788
Regions Financial Corp.	1,461,166	6,005,392
Standard Chartered PLC (United Kingdom)	120,057	2,607,698
SunTrust Banks, Inc.	415,815	7,538,726
U.S. Bancorp	620,659	16,087,481
Wells Fargo & Co.	2,046,532	52,923,316
		103,436,863
Diversified Financial Services - 5.3%
Citigroup, Inc.	449,074	12,340,554
JPMorgan Chase & Co.	1,422,507	44,055,042
KKR Financial Holdings LLC	1,049,084	8,875,251
		65,270,847
Insurance - 0.7%
Genworth Financial, Inc. Class A (a)	463,621	3,055,262
Lincoln National Corp.	123,748	2,497,235
MetLife, Inc.	86,200	2,713,576
		8,266,073
Real Estate Management & Development - 0.1%
The St. Joe Co. (a)	107,047	1,539,336
Thrifts & Mortgage Finance - 0.3%
MGIC Investment Corp. (a)	415,792	1,197,481
Radian Group, Inc. (d)	1,107,468	2,392,131
		3,589,612
TOTAL FINANCIALS		210,970,204
HEALTH CARE - 10.5%
Biotechnology - 1.7%
Alexion Pharmaceuticals, Inc. (a)	28,706	1,970,954
Amgen, Inc.	276,102	15,989,067
ARIAD Pharmaceuticals, Inc. (a)	63,395	766,446
Rigel Pharmaceuticals, Inc. (a)	116,100	884,682
Synageva BioPharma Corp. (a)	500	8,735
ZIOPHARM Oncology, Inc. (a)	135,800	706,160
		20,326,044
Health Care Equipment & Supplies - 1.7%
Alere, Inc. (a)	753,930	17,634,423
Insulet Corp. (a)	87,452	1,624,858
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
Integra LifeSciences Holdings Corp. (a)	45,000	$ 1,445,850
SonoSite, Inc. (a)	19,100	790,740
		21,495,871
Health Care Providers & Services - 1.5%
Express Scripts, Inc. (a)	43,300	1,976,645
McKesson Corp.	111,101	9,033,622
Medco Health Solutions, Inc. (a)	47,907	2,714,890
WellPoint, Inc.	61,900	4,367,045
		18,092,202
Health Care Technology - 0.2%
Allscripts-Misys Healthcare Solutions, Inc. (a)	115,942	2,256,231
Life Sciences Tools & Services - 0.4%
QIAGEN NV (a)(d)	216,255	3,224,362
Thermo Fisher Scientific, Inc. (a)	31,200	1,474,200
		4,698,562
Pharmaceuticals - 5.0%
Abbott Laboratories	190,125	10,371,319
Cardiome Pharma Corp. (a)	391,900	799,477
GlaxoSmithKline PLC sponsored ADR	141,300	6,285,024
Impax Laboratories, Inc. (a)	93,300	1,879,062
Merck & Co., Inc.	531,980	19,018,285
Optimer Pharmaceuticals, Inc. (a)	87,200	1,004,544
Pfizer, Inc.	965,657	19,380,736
Roche Holding AG (participation certificate)	15,575	2,472,222
XenoPort, Inc. (a)	8,387	40,090
		61,250,759
TOTAL HEALTH CARE		128,119,669
INDUSTRIALS - 12.3%
Aerospace & Defense - 2.5%
Honeywell International, Inc.	194,598	10,537,482
Raytheon Co.	61,200	2,788,884
Rockwell Collins, Inc.	117,900	6,472,710
The Boeing Co.	82,470	5,664,864
United Technologies Corp.	73,065	5,596,779
		31,060,719
Air Freight & Logistics - 0.3%
United Parcel Service, Inc. Class B	50,900	3,652,075
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Building Products - 1.4%
Lennox International, Inc.	127,235	$ 4,215,296
Owens Corning (a)	316,625	9,087,138
Quanex Building Products Corp.	203,628	3,070,710
		16,373,144
Commercial Services & Supplies - 0.1%
Interface, Inc. Class A	109,930	1,264,195
Construction & Engineering - 0.1%
Quanta Services, Inc. (a)	71,000	1,461,890
Electrical Equipment - 1.4%
AMETEK, Inc.	47,800	2,047,752
Emerson Electric Co.	76,955	4,020,899
GrafTech International Ltd. (a)	164,878	2,380,838
Polypore International, Inc. (a)	45,616	2,237,465
Roper Industries, Inc.	76,935	6,554,093
		17,241,047
Industrial Conglomerates - 3.5%
3M Co.	8,200	664,528
Danaher Corp.	48,650	2,353,687
General Electric Co.	1,601,297	25,476,635
Koninklijke Philips Electronics NV (depositary receipt) (NY Reg.)	716,599	14,568,458
		43,063,308
Machinery - 1.7%
Ingersoll-Rand PLC	472,332	15,643,636
PACCAR, Inc.	14,500	588,265
SPX Corp.	52,400	3,322,160
WABCO Holdings, Inc. (a)	34,600	1,626,546
		21,180,607
Professional Services - 1.1%
Acacia Research Corp. - Acacia Technologies (a)	42,962	1,495,937
Bureau Veritas SA	74,810	5,522,301
Kforce, Inc. (a)	88,000	1,078,000
Michael Page International PLC	832,278	5,019,638
		13,115,876
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Trading Companies & Distributors - 0.2%
Air Lease Corp.:
Class A (a)(e)	80,200	$ 1,798,084
Class A	18,500	414,770
		2,212,854
TOTAL INDUSTRIALS		150,625,715
INFORMATION TECHNOLOGY - 23.4%
Communications Equipment - 3.5%
Brocade Communications Systems, Inc. (a)	307,078	1,652,080
Cisco Systems, Inc.	1,229,680	22,921,235
Juniper Networks, Inc. (a)	356,694	8,100,521
Polycom, Inc. (a)	166,500	2,813,850
QUALCOMM, Inc.	127,365	6,979,602
		42,467,288
Computers & Peripherals - 5.4%
Apple, Inc. (a)	125,930	48,130,446
EMC Corp. (a)	344,283	7,921,952
Hewlett-Packard Co.	352,739	9,859,055
		65,911,453
Electronic Equipment & Components - 1.2%
Aeroflex Holding Corp.	104,900	1,011,236
Avnet, Inc. (a)	64,200	1,912,518
Corning, Inc.	659,630	8,753,290
Fabrinet (a)	162,100	2,300,199
Itron, Inc. (a)	34,940	1,237,924
		15,215,167
Internet Software & Services - 3.1%
Akamai Technologies, Inc. (a)	98,300	2,841,853
Blinkx PLC (a)	2,205,449	2,595,924
Google, Inc. Class A (a)	49,676	29,775,298
SciQuest, Inc. (a)	175,855	2,567,483
Velti PLC (a)	110,700	819,180
		38,599,738
IT Services - 5.4%
Accenture PLC Class A	24,129	1,397,793
Cognizant Technology Solutions Corp. Class A (a)	89,492	6,027,286
Fidelity National Information Services, Inc.	154,450	3,720,701
Heartland Payment Systems, Inc.	23,100	520,905
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
IT Services - continued
International Business Machines Corp.	65,331	$ 12,282,228
MasterCard, Inc. Class A	51,300	19,214,415
Paychex, Inc.	340,041	9,898,594
Visa, Inc. Class A	131,513	12,752,816
		65,814,738
Semiconductors & Semiconductor Equipment - 1.9%
Ceva, Inc. (a)	151,266	4,357,973
KLA-Tencor Corp.	57,711	2,660,477
Lam Research Corp. (a)	39,100	1,594,107
NVIDIA Corp. (a)	62,900	983,127
NXP Semiconductors NV (a)	270,007	4,563,118
Omnivision Technologies, Inc. (a)	137,800	1,486,862
Siliconware Precision Industries Co. Ltd. sponsored ADR	303,870	1,394,763
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	234,093	3,024,482
Texas Instruments, Inc.	95,328	2,869,373
		22,934,282
Software - 2.9%
BroadSoft, Inc. (a)	38,900	1,364,612
Citrix Systems, Inc. (a)	28,279	2,018,838
Concur Technologies, Inc. (a)	35,124	1,658,907
Microsoft Corp.	543,161	13,894,058
Nuance Communications, Inc. (a)	200,787	4,935,344
Oracle Corp.	180,400	5,655,540
Red Hat, Inc. (a)	34,831	1,744,336
Solera Holdings, Inc.	51,100	2,418,052
SuccessFactors, Inc. (a)	2,197	56,243
Taleo Corp. Class A (a)	64,395	2,085,754
		35,831,684
TOTAL INFORMATION TECHNOLOGY		286,774,350
MATERIALS - 0.4%
Chemicals - 0.4%
E.I. du Pont de Nemours & Co.	13,000	620,360
PPG Industries, Inc.	7,200	631,800
W.R. Grace & Co. (a)	75,800	3,158,586
		4,410,746
Common Stocks - continued
	Shares	Value
UTILITIES - 0.7%
Electric Utilities - 0.3%
American Electric Power Co., Inc.	24,800	$ 984,064
FirstEnergy Corp.	2,773	123,315
PPL Corp.	96,695	2,902,784
		4,010,163
Gas Utilities - 0.2%
National Fuel Gas Co.	44,922	2,603,230
Multi-Utilities - 0.2%
National Grid PLC	261,835	2,573,953
TOTAL UTILITIES		9,187,346
TOTAL COMMON STOCKS (Cost $1,200,893,301)		1,197,679,703
Nonconvertible Preferred Stocks - 1.6%

CONSUMER DISCRETIONARY - 1.6%
Automobiles - 1.6%
Porsche Automobil Holding SE (Germany)	164,960	10,029,979
Volkswagen AG	50,181	8,608,172
		18,638,151
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $15,215,056)		18,638,151
Money Market Funds - 1.1%
	Shares	Value
Fidelity Cash Central Fund, 0.11% (b)	7,547,579	$ 7,547,579
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	6,180,000	6,180,000
TOTAL MONEY MARKET FUNDS (Cost $13,727,579)		13,727,579
TOTAL INVESTMENT PORTFOLIO - 100.5% (Cost $1,229,835,936)		1,230,045,433
NET OTHER ASSETS (LIABILITIES) - (0.5)%		(5,661,045)
NET ASSETS - 100%		$ 1,224,384,388
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,798,084 or 0.1% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 5,464
Fidelity Securities Lending Cash Central Fund	231,698
Total	$ 237,162
Other Information

The following is a summary of the inputs used, as of November 30, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 170,446,190	$ 165,127,303	$ 5,318,887	$ -
Consumer Staples	117,216,426	117,216,426	-	-
Energy	138,567,208	138,567,208	-	-
Financials	210,970,204	210,970,204	-	-
Health Care	128,119,669	128,119,669	-	-
Industrials	150,625,715	150,625,715	-	-
Information Technology	286,774,350	286,774,350	-	-
Materials	4,410,746	4,410,746	-	-
Utilities	9,187,346	6,613,393	2,573,953	-
Money Market Funds	13,727,579	13,727,579	-	-
Total Investments in Securities:	$ 1,230,045,433	$ 1,222,152,593	$ 7,892,840	$ -
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ 1,644,100
Total Realized Gain (Loss)	(326,150)
Total Unrealized Gain (Loss)	326,150
Cost of Purchases	-
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in to Level 3	-
Transfers out of Level 3	(1,644,100)
Ending Balance	$ -
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at November 30, 2011	$ -

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	88.7%
United Kingdom	2.4%
Netherlands	1.9%
Germany	1.8%
Ireland	1.4%
France	1.3%
Canada	1.0%
Others (Individually Less Than 1%)	1.5%
100.0%
Income Tax Information

At November 30, 2011, the Fund had a capital loss carryforward of approximately $4,885,960 all of which will expire in fiscal 2016. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	November 30, 2011

Assets
Investment in securities, at value (including securities loaned of $6,431,041) - See accompanying schedule: Unaffiliated issuers (cost $1,216,108,357)	$ 1,216,317,854
Fidelity Central Funds (cost $13,727,579)	13,727,579
Total Investments (cost $1,229,835,936)		$ 1,230,045,433
Cash		2,846
Receivable for investments sold		3,954,816
Receivable for fund shares sold		144,795
Dividends receivable		3,062,546
Distributions receivable from Fidelity Central Funds		7,253
Prepaid expenses		3,983
Other receivables		14,222
Total assets		1,237,235,894

Liabilities
Payable for investments purchased	$ 4,428,881
Payable for fund shares redeemed	1,110,262
Accrued management fee	746,245
Distribution and service plan fees payable	80,606
Other affiliated payables	259,326
Other payables and accrued expenses	46,186
Collateral on securities loaned, at value	6,180,000
Total liabilities		12,851,506

Net Assets		$ 1,224,384,388
Net Assets consist of:
Paid in capital		$ 1,245,896,304
Undistributed net investment income		5,398,346
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(27,116,905)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		206,643
Net Assets		$ 1,224,384,388

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

November 30, 2011

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($103,670,113 ÷ 5,901,254 shares)	$ 17.57

Maximum offering price per share (100/94.25 of $17.57)	$ 18.64
Class T: Net Asset Value and redemption price per share ($69,678,347 ÷ 3,980,446 shares)	$ 17.51

Maximum offering price per share (100/96.50 of $17.51)	$ 18.15
Class B: Net Asset Value and offering price per share ($12,839,485 ÷ 778,787 shares)A	$ 16.49

Class C: Net Asset Value and offering price per share ($24,197,221 ÷ 1,474,171 shares)A	$ 16.41

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,013,999,222 ÷ 55,930,705 shares)	$ 18.13

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended November 30, 2011

Investment Income
Dividends		$ 21,394,387
Income from Fidelity Central Funds		237,162
Total income		21,631,549

Expenses
Management fee Basic fee	$ 6,803,095
Performance adjustment	1,547,950
Transfer agent fees	2,774,956
Distribution and service plan fees	1,114,629
Accounting and security lending fees	395,388
Custodian fees and expenses	115,233
Independent trustees' compensation	6,832
Registration fees	69,709
Audit	58,497
Legal	4,391
Interest	3,515
Miscellaneous	12,947
Total expenses before reductions	12,907,142
Expense reductions	(69,697)	12,837,445
Net investment income (loss)		8,794,104
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	57,263,665
Foreign currency transactions	11,934
Total net realized gain (loss)		57,275,599
Change in net unrealized appreciation (depreciation) on: Investment securities	(814,038)
Assets and liabilities in foreign currencies	(5,823)
Total change in net unrealized appreciation (depreciation)		(819,861)
Net gain (loss)		56,455,738
Net increase (decrease) in net assets resulting from operations		$ 65,249,842

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended November 30, 2011	Year ended November 30, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 8,794,104	$ 6,052,577
Net realized gain (loss)	57,275,599	169,696,659
Change in net unrealized appreciation (depreciation)	(819,861)	(57,198,258)
Net increase (decrease) in net assets resulting from operations	65,249,842	118,550,978
Distributions to shareholders from net investment income	(5,835,086)	(6,991,048)
Distributions to shareholders from net realized gain	(1,297,814)	-
Total distributions	(7,132,900)	(6,991,048)
Share transactions - net increase (decrease)	54,061,714	(170,044,344)
Total increase (decrease) in net assets	112,178,656	(58,484,414)

Net Assets
Beginning of period	1,112,205,732	1,170,690,146
End of period (including undistributed net investment income of $5,398,346 and undistributed net investment income of $5,816,833, respectively)	$ 1,224,384,388	$ 1,112,205,732

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 16.69	$ 15.19	$ 10.13	$ 20.95	$ 18.65
Income from Investment Operations
Net investment income (loss) C	.09	.05	.06	.11	.08
Net realized and unrealized gain (loss)	.87	1.52	5.08	(9.79)	2.25
Total from investment operations	.96	1.57	5.14	(9.68)	2.33
Distributions from net investment income	(.06)	(.07)	(.08)	(.06)	(.03)
Distributions from net realized gain	(.02)	-	-	(1.08)	-
Total distributions	(.08)	(.07)	(.08)	(1.14)	(.03)
Net asset value, end of period	$ 17.57	$ 16.69	$ 15.19	$ 10.13	$ 20.95
Total Return A,B	5.73%	10.36%	51.10%	(48.83)%	12.49%
Ratios to Average Net Assets D,F
Expenses before reductions	1.29%	1.22%	1.16%	1.12%	1.18%
Expenses net of fee waivers, if any	1.29%	1.22%	1.16%	1.12%	1.18%
Expenses net of all reductions	1.28%	1.21%	1.15%	1.11%	1.17%
Net investment income (loss)	.49%	.31%	.49%	.65%	.37%
Supplemental Data
Net assets, end of period (000 omitted)	$ 103,670	$ 116,837	$ 112,450	$ 85,997	$ 184,296
Portfolio turnover rate E	83%	146%	185%	141%	117%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 16.63	$ 15.14	$ 10.07	$ 20.80	$ 18.54
Income from Investment Operations
Net investment income (loss) C	.04	.01	.03	.07	.03
Net realized and unrealized gain (loss)	.87	1.52	5.06	(9.74)	2.23
Total from investment operations	.91	1.53	5.09	(9.67)	2.26
Distributions from net investment income	- G	(.04)	(.02)	-	-
Distributions from net realized gain	(.02)	-	-	(1.06)	-
Total distributions	(.03) H	(.04)	(.02)	(1.06)	-
Net asset value, end of period	$ 17.51	$ 16.63	$ 15.14	$ 10.07	$ 20.80
Total Return A,B	5.44%	10.09%	50.71%	(48.96)%	12.19%
Ratios to Average Net Assets D,F
Expenses before reductions	1.54%	1.47%	1.42%	1.38%	1.42%
Expenses net of fee waivers, if any	1.54%	1.47%	1.42%	1.38%	1.42%
Expenses net of all reductions	1.53%	1.47%	1.41%	1.37%	1.41%
Net investment income (loss)	.24%	.06%	.23%	.40%	.13%
Supplemental Data
Net assets, end of period (000 omitted)	$ 69,678	$ 76,373	$ 87,009	$ 67,701	$ 175,292
Portfolio turnover rate E	83%	146%	185%	141%	117%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.03 per share is comprised of distributions from net investment income of $.004 and distributions from net realized gain of $.021 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 15.72	$ 14.35	$ 9.57	$ 19.77	$ 17.71
Income from Investment Operations
Net investment income (loss) C	(.05)	(.07)	(.03)	(.02)	(.07)
Net realized and unrealized gain (loss)	.82	1.44	4.81	(9.26)	2.13
Total from investment operations	.77	1.37	4.78	(9.28)	2.06
Distributions from net realized gain	-	-	-	(.92)	-
Net asset value, end of period	$ 16.49	$ 15.72	$ 14.35	$ 9.57	$ 19.77
Total Return A,B	4.90%	9.55%	49.95%	(49.20)%	11.63%
Ratios to Average Net Assets D,F
Expenses before reductions	2.04%	1.98%	1.91%	1.88%	1.94%
Expenses net of fee waivers, if any	2.04%	1.98%	1.91%	1.88%	1.94%
Expenses net of all reductions	2.04%	1.97%	1.90%	1.87%	1.93%
Net investment income (loss)	(.26)%	(.45)%	(.26)%	(.10)%	(.39)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 12,839	$ 17,535	$ 21,907	$ 19,561	$ 55,779
Portfolio turnover rate E	83%	146%	185%	141%	117%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 15.65	$ 14.28	$ 9.53	$ 19.73	$ 17.67
Income from Investment Operations
Net investment income (loss) C	(.04)	(.07)	(.03)	(.02)	(.07)
Net realized and unrealized gain (loss)	.80	1.44	4.78	(9.21)	2.13
Total from investment operations	.76	1.37	4.75	(9.23)	2.06
Distributions from net realized gain	-	-	-	(.97)	-
Net asset value, end of period	$ 16.41	$ 15.65	$ 14.28	$ 9.53	$ 19.73
Total Return A,B	4.86%	9.59%	49.84%	(49.17)%	11.66%
Ratios to Average Net Assets D,F
Expenses before reductions	2.03%	1.97%	1.91%	1.87%	1.92%
Expenses net of fee waivers, if any	2.03%	1.97%	1.91%	1.87%	1.92%
Expenses net of all reductions	2.03%	1.96%	1.90%	1.86%	1.91%
Net investment income (loss)	(.25)%	(.44)%	(.26)%	(.10)%	(.38)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 24,197	$ 25,162	$ 24,650	$ 25,421	$ 49,262
Portfolio turnover rate E	83%	146%	185%	141%	117%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 17.22	$ 15.65	$ 10.48	$ 21.62	$ 19.24
Income from Investment Operations
Net investment income (loss) B	.15	.11	.10	.16	.14
Net realized and unrealized gain (loss)	.89	1.57	5.22	(10.10)	2.33
Total from investment operations	1.04	1.68	5.32	(9.94)	2.47
Distributions from net investment income	(.11)	(.11)	(.15)	(.12)	(.09)
Distributions from net realized gain	(.02)	-	-	(1.08)	-
Total distributions	(.13)	(.11)	(.15)	(1.20)	(.09)
Net asset value, end of period	$ 18.13	$ 17.22	$ 15.65	$ 10.48	$ 21.62
Total Return A	6.03%	10.78%	51.54%	(48.66)%	12.87%
Ratios to Average Net Assets C,E
Expenses before reductions	.95%	.88%	.84%	.80%	.85%
Expenses net of fee waivers, if any	.95%	.88%	.84%	.80%	.85%
Expenses net of all reductions	.94%	.87%	.83%	.79%	.84%
Net investment income (loss)	.83%	.65%	.82%	.98%	.70%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,013,999	$ 876,299	$ 924,675	$ 637,400	$ 811,613
Portfolio turnover rate D	83%	146%	185%	141%	117%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2011

1. Organization.

Fidelity Advisor Large Cap Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of November 30, 2011, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of November 30, 2011, the Fund did not have any unrecognized tax benefits in the financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, market discount, equity-debt classifications, partnerships, deferred trustees compensation, capital loss carryforwards, losses deferred due to wash sales transactions and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 113,419,677
Gross unrealized depreciation	(130,782,758)
Net unrealized appreciation (depreciation) on securities and other investments	$ (17,363,081)

Tax Cost	$ 1,247,408,514

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 5,398,360
Capital loss carryforward	$ (4,885,960)
Net unrealized appreciation (depreciation)	$ (17,365,935)

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the Act), the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund's first fiscal year end subject to the Act will be November 30, 2012.

The tax character of distributions paid was as follows:

	November 30, 2011	November 30, 2010
Ordinary Income	$ 7,132,900	$ 6,991,048

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

Annual Report

Notes to Financial Statements - continued

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,058,255,529 and $1,007,125,239, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the Institutional Class of the Fund as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .68% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 298,014	$ 3,664
Class T	.25%	.25%	385,020	1,704
Class B	.75%	.25%	160,172	121,052
Class C	.75%	.25%	271,423	24,255
			$ 1,114,629	$ 150,675

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B, 1.00% for Class C, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 32,053
Class T	11,260
Class B*	26,874
Class C*	2,273
$ 72,460

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 350,970.30
Class T	227,592.30
Class B	48,161.30
Class C	79,189.29
Institutional Class	2,069,044.21
	$ 2,774,956

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $71,459 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 8,880,222.40%		$ 3,515

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $3,697 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and

Annual Report

8. Security Lending - continued

Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $231,698, including $137 from securities loaned to FCM.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $69,697 for the period.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2011	2010
From net investment income
Class A	$ 390,763	$ 498,690
Class T	18,328	204,482
Institutional Class	5,425,995	6,287,876
Total	$ 5,835,086	$ 6,991,048
From net realized gain
Class A	$ 146,536	$ -
Class T	96,223	-
Institutional Class	1,055,055	-
Total	$ 1,297,814	$ -

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2011	2010	2011	2010
Class A
Shares sold	2,705,630	1,709,926	$ 50,303,214	$ 27,380,120
Reinvestment of distributions	27,986	29,876	498,989	462,888
Shares redeemed	(3,830,887)	(2,144,503)	(70,850,409)	(33,668,623)
Net increase (decrease)	(1,097,271)	(404,701)	$ (20,048,206)	$ (5,825,615)

Annual Report

Notes to Financial Statements - continued

11. Share Transactions - continued

	Shares		Dollars
Years ended November 30,	2011	2010	2011	2010
Class T
Shares sold	541,986	683,867	$ 9,898,711	$ 10,864,969
Reinvestment of distributions	6,292	12,619	112,068	199,661
Shares redeemed	(1,160,678)	(1,852,068)	(21,213,551)	(29,597,944)
Net increase (decrease)	(612,400)	(1,155,582)	$ (11,202,772)	$ (18,533,314)
Class B
Shares sold	23,670	129,097	$ 424,539	$ 1,938,743
Shares redeemed	(360,469)	(540,548)	(6,235,827)	(8,128,827)
Net increase (decrease)	(336,799)	(411,451)	$ (5,811,288)	$ (6,190,084)
Class C
Shares sold	331,538	279,457	$ 5,799,695	$ 4,239,029
Shares redeemed	(465,405)	(397,426)	(7,933,683)	(5,941,188)
Net increase (decrease)	(133,867)	(117,969)	$ (2,133,988)	$ (1,702,159)
Institutional Class
Shares sold	14,264,205	11,529,300	$ 268,029,356	$ 186,941,143
Reinvestment of distributions	352,333	392,679	6,461,788	6,211,096
Shares redeemed	(9,581,595)	(20,113,524)	(181,233,176)	(330,945,411)
Net increase (decrease)	5,034,943	(8,191,545)	$ 93,257,968	$ (137,793,172)

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Fidelity Advisor Freedom 2020 Fund® and Fidelity Advisor Freedom 2030 Fund® were the owners of record of approximately 10% and 11%, respectively, of the total outstanding shares of the Fund. The Fidelity Advisor Freedom Funds® were the owners of record, in the aggregate, of approximately 63% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Large Cap Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Large Cap Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments, as of November 30, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2011, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Large Cap Fund as of November 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 12, 2012

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 226 funds advised by FMR or an affiliate. Mr. Curvey oversees 429 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (58)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (67)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Robert W. Selander (61)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (67)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (61)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (42)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (46)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (47)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (53)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (64)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (50)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Joseph F. Zambello (54)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (44)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President and Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II (2011-present), Assistant Treasurer of other Fidelity funds (2010-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (53)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Advisor Large Cap Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	12/19/11	12/16/11	$0.103	$0.018

Institutional Class designates 94% of the dividends distributed on during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Institutional Class designates 94% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Large Cap Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2011 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has devoted increased resources to non-U.S. offices. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and enhancers. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools which permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in their deliberations, the Board considered the Investment Advisers' trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers, with 35 new branches opening since 2010.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) rationalizing product lines through the mergers of six funds into other funds; (iii) continuing to migrate the Freedom Funds to dedicated lower cost underlying funds; (iv) obtaining shareholder approval to broaden the investment strategies for Fidelity Consumer Finance Portfolio, Fidelity Emerging Asia Fund, and Fidelity Environment and Alternative Energy Portfolio; (v) contractually agreeing to reduce the management fees and impose other expense limitations on Spartan 500 Index Fund and U.S. Bond Index Fund in connection with launching new institutional classes of these funds; (vi) changing the name, primary and supplemental benchmarks, and investment policies of Fidelity Global Strategies Fund to support the fund's flexible investment mandate and global orientation; and (vii) reducing the transfer agency account fee rates on certain accounts.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2010, the cumulative total returns of Institutional Class (Class I) and Class C of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class C show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Fidelity Advisor Large Cap Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Institutional Class (Class I) of the fund was in the first quartile for the one- and five-year periods and the second quartile for the three-year period. The Board also noted that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity Advisor Large Cap Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2010. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, and Institutional Class ranked below its competitive median for 2010 and the total expense ratio of Class T ranked above its competitive median for 2010. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Class T was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers and other key personnel and strategies for attracting and retaining non-investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) historical trends in Fidelity's realization of fall-out benefits; (vi) Fidelity's group fee structures and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and Fidelity's compliance practices with respect to performance adjustment calculations; (ix) the fee structures in place for certain other Fidelity clients; and (x) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expense ratios for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research (Japan) Inc.

Fidelity Management & Research (Hong Kong) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

LCI-UANN-0112
1.786692.108

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®
Small Cap
Fund - Class A, Class T, Class B
and Class C

Annual Report

November 30, 2011

Contents

Chairman's Message	(Click Here)	The Chairman's message to shareholders.
Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_James_C_Curvey)

Dear Shareholder:

The unusually high level of volatility that global equity markets have experienced since early August continued through the end of November. Most major indexes were unable to gain much traction during this time frame, as concern about the sovereign debt crisis in Europe continued to overshadow strong corporate earnings and better-than-expected economic news. High-grade bonds, meanwhile, fared slightly better amid periodic flights to quality. Financial markets are difficult to predict, of course, but you can help put the odds in your favor by following these time-tested investment principles.

One of the basic tenets is to invest according to your time horizon. For long-term investors, riding out the markets' inevitable ups and downs has proven much more effective than making decisions based on short-term developments. If your goal is approaching, you can also benefit from patience and restraint, rather than attempting to time the market. No matter your time horizon, missing only a few of the markets' best days can significantly diminish returns. Patience also affords the benefits of compounding - earning interest on additional income or reinvested dividends and capital gains. While staying the course doesn't eliminate risk, it can considerably lessen the negative impact of short-term downturns.

Asset allocation is another principle to manage risk. As you spread your portfolio among the asset classes, be sure to consider your time horizon, risk tolerance and investment objectives. Younger investors may be better served by emphasizing equities, which historically have been the best-performing asset class over time. Investors who are nearing a specific goal, such as retirement or sending a child to college, may choose to favor bonds and other investments that have tended to be more stable. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. After deciding on a suitable allocation strategy, make sure your portfolio is adequately diversified, with exposure to stocks of small-, mid- and large-cap companies in a range of sectors, for example. And today, more than ever, geographic diversification should be taken into account.

Lastly, investing a certain amount of money on a regular basis - a principle known as dollar-cost averaging - can help lower the average cost of your purchases, while also giving you the discipline to avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to learn more by visiting us on the Internet, dropping by one of our Investor Centers or calling us by phone. It is our privilege to provide the resources you need to choose investments that are right for you.

Sincerely,

(The acting chairman's signature appears here.)

James C. Curvey
Acting Chairman

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended November 30, 2011	Past 1 year	Past 5 years	Past 10 Years
Class A (incl. 5.75% sales charge)	-3.70%	2.52%	7.01%
Class T (incl. 3.50% sales charge)	-1.63%	2.78%	7.04%
Class B (incl. contingent deferred sales charge) A	-3.39%	2.63%	7.06%
Class C (incl. contingent deferred sales charge) B	0.42%	2.97%	6.85%

A Class B shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

B Class C shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Small Cap Fund - Class A on November 30, 2001, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks overcame a sharp summer drop to post solid gains for the year ending November 30, 2011. Bullishness in the first half of the period gave way to a sudden reversal in July and August, as debate over the U.S. debt ceiling, a downgrade of the country's long-term sovereign credit rating and more debt woes in Europe led the S&P 500® Index to its worst calendar-quarter finish in almost three years. However, in October, a possible solution to the eurozone debt crisis and encouraging U.S. economic data fueled a rally that pushed the broad-based index up roughly 11%, its highest monthly return since December 1991. Although a Congressional stalemate over deficit reductions kept volatility alive in November, the S&P 500® finished the year up 7.83%, while the blue-chip Dow Jones Industrial AverageSM added 12.39% and the technology-heavy Nasdaq Composite® Index rose 5.93%. Within the S&P 500®, sector performance was mixed, with financials (-10%) struggling, while the defensive utilities (+20%) and consumer staples (+16%) segments fared best. Small and mid-sized stocks posted more-modest gains than their large-cap counterparts, with the Russell 2000® and Russell Midcap® indexes adding 2.75% and 5.39%, respectively. Uncertainty in Europe hurt foreign developed-markets stocks, as the MSCI® EAFE® (Europe, Australasia, Far East) Index fell 4.01%.

Comments from James Harmon, Portfolio Manager of Fidelity Advisor® Small Cap Fund: For the year, the fund's Class A, Class T, Class B and Class C shares returned 2.17%, 1.94%, 1.39% and 1.37%, respectively (excluding sales charges), trailing the Russell 2000®. Stock picking in energy and financials detracted, as did weak security selection among software/services stocks, despite a helpful overweighting. The fund's foreign investments hurt overall, despite a tail wind from a weaker U.S. dollar. In contrast, positioning in health care equipment/services and household/personal products in consumer staples helped. In industrials, commercial/professional services contributed. The biggest individual detractor was Indian real estate developer Housing Development & Infrastructure. Other underperformers included database-marketing firm Acxiom, solar-energy equipment manufacturer centrotherm photovoltaics and Hong Kong-based Man Wah Holdings, which makes recliner sofas. The fund's top relative contributor was Herbalife, a provider of nutritional supplements. Also helping relative performance were Omnicare, a provider of pharmacy services, and managed-care provider Wellcare Health Plans. Several stocks I've mentioned were not in the index.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2011 to November 30, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value June 1, 2011	Ending Account Value November 30, 2011	Expenses Paid During Period* June 1, 2011 to November 30, 2011
Class A	1.32%
Actual		$ 1,000.00	$ 860.70	$ 6.16
HypotheticalA		$ 1,000.00	$ 1,018.45	$ 6.68
Class T	1.52%
Actual		$ 1,000.00	$ 859.50	$ 7.09
HypotheticalA		$ 1,000.00	$ 1,017.45	$ 7.69
Class B	2.10%
Actual		$ 1,000.00	$ 857.10	$ 9.78
HypotheticalA		$ 1,000.00	$ 1,014.54	$ 10.61
Class C	2.06%
Actual		$ 1,000.00	$ 857.30	$ 9.59
HypotheticalA		$ 1,000.00	$ 1,014.74	$ 10.40
Institutional Class	1.01%
Actual		$ 1,000.00	$ 861.90	$ 4.71
HypotheticalA		$ 1,000.00	$ 1,020.00	$ 5.11

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of November 30, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Omnicare, Inc.	3.7	2.9
FTI Consulting, Inc.	3.1	1.7
Universal Health Services, Inc. Class B	2.7	3.1
Tupperware Brands Corp.	2.6	2.5
ViaSat, Inc.	2.6	2.0
JDA Software Group, Inc.	2.3	2.1
Wellcare Health Plans, Inc.	2.0	1.5
Meda AB (A Shares)	2.0	1.9
Ascena Retail Group, Inc.	2.0	1.6
iGate Corp.	2.0	2.0
	25.0
Top Five Market Sectors as of November 30, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	27.0	27.9
Health Care	21.0	20.8
Industrials	20.2	17.9
Consumer Discretionary	14.0	12.3
Energy	7.0	7.0
Asset Allocation (% of fund's net assets)
As of November 30, 2011 *		As of May 31, 2011 **
	Stocks 99.7%		Stocks 98.8%
	Short-Term Investments and Net Other Assets 0.3%		Short-Term Investments and Net Other Assets 1.2%
* Foreign investments	20.5%	** Foreign investments	24.2%

Annual Report

Investments November 30, 2011

Showing Percentage of Net Assets

Common Stocks - 99.7%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 14.0%
Diversified Consumer Services - 1.1%
Best Bridal, Inc. (e)	12,721	$ 12,041
Global Education & Technology Group Ltd. ADR (a)	1,291,674	13,885
Meiko Network Japan Co. Ltd. (d)(e)	2,530,000	21,959
		47,885
Hotels, Restaurants & Leisure - 3.5%
AFC Enterprises, Inc. (a)(e)	2,431,676	38,177
Brinker International, Inc.	679,200	16,355
CEC Entertainment, Inc.	856,815	28,858
Cracker Barrel Old Country Store, Inc.	614,400	29,221
Einstein Noah Restaurant Group, Inc. (e)	1,154,629	15,888
Ruby Tuesday, Inc. (a)	1,957,850	14,351
Toridoll Corp.	1,282,800	12,651
		155,501
Household Durables - 3.2%
Man Wah Holdings Ltd.	39,407,600	24,398
Tupperware Brands Corp.	2,002,843	116,686
		141,084
Leisure Equipment & Products - 0.1%
Altek Corp.	6,596,084	5,392
Media - 0.3%
Digital Generation, Inc. (a)(d)	1,266,531	14,692
Specialty Retail - 4.7%
Aeropostale, Inc. (a)(e)	4,056,300	62,913
Ascena Retail Group, Inc. (a)	3,179,448	87,498
Collective Brands, Inc. (a)(d)	2,476,344	34,545
Gulliver International Co. Ltd.	131,660	5,576
Jumbo SA	2,750,307	14,045
		204,577
Textiles, Apparel & Luxury Goods - 1.1%
China Dongxiang Group Co. Ltd.	64,624,000	11,555
Skechers U.S.A., Inc. Class A (sub. vtg.) (a)(d)	2,236,704	30,106
XTEP International Holdings Ltd.	19,247,000	5,778
		47,439
TOTAL CONSUMER DISCRETIONARY		616,570
CONSUMER STAPLES - 3.2%
Food & Staples Retailing - 0.1%
Ingles Markets, Inc. Class A	225,000	3,470
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - continued
Household Products - 1.1%
Spectrum Brands Holdings, Inc. (a)	1,671,200	$ 46,827
Personal Products - 2.0%
Atrium Innovations, Inc. (a)(e)	2,197,000	25,525
Herbalife Ltd.	687,413	38,014
Prestige Brands Holdings, Inc. (a)(e)	2,701,806	26,694
		90,233
TOTAL CONSUMER STAPLES		140,530
ENERGY - 7.0%
Energy Equipment & Services - 5.4%
Cal Dive International, Inc. (a)	4,378,720	10,334
Cathedral Energy Services Ltd. (e)	2,657,000	17,323
Natural Gas Services Group, Inc. (a)	151,591	2,078
Superior Energy Services, Inc. (a)(d)	1,913,100	56,838
TETRA Technologies, Inc. (a)(e)	7,097,900	65,159
Unit Corp. (a)	983,100	49,765
Vantage Drilling Co. (a)	9,635,683	11,563
Western Energy Services Corp. (a)(f)	1,080,720	8,201
Western Energy Services Corp. (a)	2,519,525	19,120
		240,381
Oil, Gas & Consumable Fuels - 1.6%
Chennai Petroleum Corp. Ltd.	1,886,372	6,545
Denbury Resources, Inc. (a)	1,700,000	28,730
Resolute Energy Corp. (a)(d)	2,497,163	33,837
		69,112
TOTAL ENERGY		309,493
FINANCIALS - 5.5%
Capital Markets - 2.4%
AllianceBernstein Holding LP	2,064,800	27,689
Artio Global Investors, Inc. Class A (d)	2,101,000	12,312
Gleacher & Co., Inc. (a)	5,242,051	6,762
Knight Capital Group, Inc. Class A (a)	3,659,500	46,219
SEI Investments Co.	833,176	13,997
		106,979
Commercial Banks - 0.3%
Banco ABC Brasil SA	2,224,100	14,255
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Insurance - 2.2%
April	833,553	$ 14,674
Delphi Financial Group, Inc. Class A	1,104,416	30,371
National Financial Partners Corp. (a)(d)(e)	2,177,671	30,052
StanCorp Financial Group, Inc.	621,429	21,912
		97,009
Real Estate Management & Development - 0.6%
Housing Development and Infrastructure Ltd. (a)	12,918,812	15,355
Relo Holdings Corp.	379,200	9,771
		25,126
TOTAL FINANCIALS		243,369
HEALTH CARE - 21.0%
Health Care Equipment & Supplies - 2.4%
COLTENE Holding AG (e)	334,093	12,215
Cutera, Inc. (a)(e)	1,134,150	8,880
Guerbet	125,000	11,120
Orthofix International NV (a)	514,000	17,615
The Cooper Companies, Inc.	882,614	54,069
		103,899
Health Care Providers & Services - 15.9%
AmSurg Corp. (a)(e)	2,305,894	60,138
Centene Corp. (a)	1,021,555	39,544
Community Health Systems, Inc. (a)	1,839,365	36,548
HealthSouth Corp. (a)	3,533,221	61,054
Healthways, Inc. (a)(e)	3,342,846	21,762
Molina Healthcare, Inc. (a)(e)	3,814,777	83,353
Omnicare, Inc.	4,954,726	161,574
United Drug PLC (Ireland)	9,699,710	25,105
Universal Health Services, Inc. Class B	3,018,000	121,384
Wellcare Health Plans, Inc. (a)	1,554,700	90,872
		701,334
Life Sciences Tools & Services - 0.4%
eResearchTechnology, Inc. (a)(e)	3,891,033	17,821
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Pharmaceuticals - 2.3%
Meda AB (A Shares)	9,172,835	$ 89,204
Vetoquinol SA (d)	414,726	11,927
		101,131
TOTAL HEALTH CARE		924,185
INDUSTRIALS - 20.2%
Aerospace & Defense - 7.2%
Alliant Techsystems, Inc.	1,061,292	62,446
Curtiss-Wright Corp.	1,021,982	33,674
Esterline Technologies Corp. (a)	1,402,381	75,546
Moog, Inc. Class A (a)	1,909,435	79,853
QinetiQ Group PLC	16,862,605	33,398
Teledyne Technologies, Inc. (a)	576,796	32,693
		317,610
Air Freight & Logistics - 0.6%
UTI Worldwide, Inc.	1,810,166	28,166
Commercial Services & Supplies - 0.9%
Babcock International Group PLC	1,037,325	11,795
The Geo Group, Inc. (a)	1,585,300	28,060
		39,855
Construction & Engineering - 1.9%
AECOM Technology Corp. (a)	601,680	12,906
Cosco International Holdings Ltd.	3,644,000	1,509
MasTec, Inc. (a)	3,211,183	51,411
Mirait Holdings Corp.	2,187,500	17,077
		82,903
Electrical Equipment - 1.5%
General Cable Corp. (a)	951,059	25,203
GrafTech International Ltd. (a)	2,745,258	39,642
		64,845
Industrial Conglomerates - 0.4%
DCC PLC (Ireland)	751,820	18,186
Machinery - 0.5%
John Bean Technologies Corp.	1,345,300	22,144
Marine - 0.1%
SITC International Holdings Co. Ltd.	20,000,000	4,299
Professional Services - 7.1%
Benefit One, Inc. (e)	13,358	8,756
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Professional Services - continued
CBIZ, Inc. (a)(d)(e)	5,563,124	$ 33,490
en-japan, Inc.	6,280	5,811
FTI Consulting, Inc. (a)(d)(e)	3,180,800	136,425
Navigant Consulting, Inc. (a)(e)	2,635,800	29,705
Stantec, Inc. (a)	1,065,357	27,669
Towers Watson & Co.	848,173	55,267
VSE Corp. (e)	513,186	13,389
		310,512
TOTAL INDUSTRIALS		888,520
INFORMATION TECHNOLOGY - 27.0%
Communications Equipment - 2.9%
BYD Electronic International Co. Ltd. (a)	25,527,500	8,057
Mitsui Knowledge Industry Co. Ltd.	15,958	2,773
ViaSat, Inc. (a)(e)	2,426,068	114,802
		125,632
Computers & Peripherals - 0.7%
Logitech International SA (a)(d)	3,000,000	24,750
TPV Technology Ltd.	31,230,000	6,698
		31,448
Electronic Equipment & Components - 3.9%
Benchmark Electronics, Inc. (a)(e)	3,244,628	44,808
Electro Scientific Industries, Inc. (a)(e)	1,502,031	19,782
Insight Enterprises, Inc. (a)(e)	4,104,333	60,087
Kingboard Laminates Holdings Ltd.	23,128,500	11,011
PC Connection, Inc.	1,079,276	10,933
ScanSource, Inc. (a)	242,599	8,518
Vishay Precision Group, Inc. (a)(e)	1,230,606	17,536
		172,675
Internet Software & Services - 0.4%
Perficient, Inc. (a)(e)	2,240,300	19,267
IT Services - 10.6%
Acxiom Corp. (a)(e)	5,485,710	68,242
CACI International, Inc. Class A (a)(d)	1,314,900	74,134
Convergys Corp. (a)	241,471	3,120
Euronet Worldwide, Inc. (a)(e)	4,244,800	76,406
Groupe Steria SCA (e)	2,717,990	48,634
iGate Corp. (d)(e)	5,625,850	87,313
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
IT Services - continued
Sopra Group SA	339,751	$ 18,491
TNS, Inc. (a)(e)	2,621,000	51,188
WNS Holdings Ltd. sponsored ADR (a)	3,441,306	39,575
		467,103
Semiconductors & Semiconductor Equipment - 2.6%
Alpha & Omega Semiconductor Ltd. (a)(e)	1,648,388	14,440
Axell Corp. (d)	202,100	4,238
BCD Semiconductor Manufacturing Ltd. ADR	240,245	920
centrotherm photovoltaics AG (e)	1,313,208	17,833
Diodes, Inc. (a)	1,033,038	21,177
DSP Group, Inc. (a)(e)	1,263,358	7,429
GT Advanced Technologies, Inc. (a)(d)	1,574,291	12,154
Melfas, Inc.	697,359	18,437
Shinkawa Ltd.	168,800	789
Silicon Image, Inc. (a)	3,761,173	18,467
		115,884
Software - 5.9%
Axway Software SA (a)	105,575	1,982
Deltek, Inc. (a)(d)	2,045,745	16,673
EPIQ Systems, Inc. (e)	3,206,080	43,282
Infotech Enterprises Ltd.	727,323	1,826
JDA Software Group, Inc. (a)(e)	3,157,485	99,524
NIIT Technologies Ltd. (e)	3,717,882	14,983
Progress Software Corp. (a)	2,708,001	55,162
Simplex Holdings, Inc.	22,286	8,396
SWORD Group (e)	636,565	11,061
Zensar Technologies Ltd. (e)	2,209,584	5,422
		258,311
TOTAL INFORMATION TECHNOLOGY		1,190,320
MATERIALS - 1.8%
Metals & Mining - 1.8%
A.M. Castle & Co. (a)	1,117,285	15,195
Maharashtra Seamless Ltd.	700,000	4,527
Midas Holdings Ltd.	15,000,000	4,141
Common Stocks - continued
	Shares	Value (000s)
MATERIALS - continued
Metals & Mining - continued
Panoramic Resources Ltd.	6,864,806	$ 10,252
Reliance Steel & Aluminum Co.	866,400	42,549
		76,664
TOTAL COMMON STOCKS (Cost $4,191,710)		4,389,651
Money Market Funds - 3.0%

Fidelity Cash Central Fund, 0.11% (b)	24,456,370	24,456
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	105,544,653	105,545
TOTAL MONEY MARKET FUNDS (Cost $130,001)		130,001
TOTAL INVESTMENT PORTFOLIO - 102.7% (Cost $4,321,711)		4,519,652
NET OTHER ASSETS (LIABILITIES) - (2.7)%		(117,419)
NET ASSETS - 100%		$ 4,402,233
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $8,201,000 or 0.2% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 254
Fidelity Securities Lending Cash Central Fund	1,411
Total	$ 1,665
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
A.M. Castle & Co.	$ 19,045	$ -	$ 1,720	$ -	$ -
Acxiom Corp.	93,312	-	-	-	68,242
Aeropostale, Inc.	44,910	37,499	-	-	62,913
AFC Enterprises, Inc.	33,810	216	1,798	-	38,177
Alliant Techsystems, Inc.	129,005	22,458	79,928	509	-
Alpha & Omega Semiconductor Ltd.	-	22,644	-	-	14,440
AmSurg Corp.	42,371	13	-	-	60,138
Artio Global Investors, Inc. Class A	17,523	11,512	-	504	-
Atlas Pipeline Holdings LP	31,768	363	36,006	87	-
Atrium Innovations, Inc.	16,359	16,460	-	-	25,525
Benchmark Electronics, Inc.	51,083	1,196	-	-	44,808
Benefit One, Inc.	9,541	344	-	371	8,756
Best Bridal, Inc.	5,858	5,364	-	258	12,041
Cathedral Energy Services Ltd.	-	25,423	-	409	17,323
CBIZ, Inc.	33,490	-	-	-	33,490
centrotherm photovoltaics AG	22,006	16,558	567	738	17,833
Charming Shoppes, Inc.	23,972	-	19,256	-	-
COLTENE Holding AG	22,454	-	4,602	718	12,215
Cutera, Inc.	9,005	-	1,201	-	8,880
Cynosure, Inc. Class A	6,953	-	9,783	-	-
DSP Group, Inc.	15,128	-	4,633	-	7,429
Einstein Noah Restaurant Group, Inc.	17,312	-	3,137	652	15,888
Electro Scientific Industries, Inc.	25,906	348	3,947	-	19,782
EPIQ Systems, Inc.	41,308	810	1,331	512	43,282
eResearchTechnology, Inc.	20,196	1,885	-	-	17,821
Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Euronet Worldwide, Inc.	$ 52,981	$ 16,769	$ -	$ -	$ 76,406
FTI Consulting, Inc.	79,470	33,492	-	-	136,425
Groupe Steria SCA	40,568	16,895	-	531	48,634
GT Advanced Technologies, Inc. (formerly GT Solar International, Inc.)	72,583	5,643	127,225	-	-
HealthSouth Corp.	81,931	5,408	31,650	-	-
Healthways, Inc.	32,103	186	-	-	21,762
iGate Corp.	-	97,809	-	-	87,313
Insight Enterprises, Inc.	44,278	10,124	-	-	60,087
JDA Software Group, Inc.	74,232	15,685	6,000	-	99,524
Meiko Network Japan Co. Ltd.	20,739	-	-	654	21,959
Mercer Insurance Group, Inc.	12,315	-	18,535	66	-
Molina Healthcare, Inc.	41,052	29,684	8,909	-	83,353
National Financial Partners Corp.	24,125	1,715	-	-	30,052
Natural Gas Services Group, Inc.	16,018	-	13,890	-	-
Navigant Consulting, Inc.	-	25,656	-	-	29,705
NIIT Technologies Ltd.	16,748	240	-	623	14,983
Perficient, Inc.	25,239	22	-	-	19,267
Premiere Global Services, Inc.	24,091	-	24,689	-	-
Prestige Brands Holdings, Inc.	31,544	262	-	-	26,694
RC2 Corp.	31,911	1,617	42,161	-	-
S1 Corp.	19,382	-	27,769	-	-
Silicon Image, Inc.	37,763	1,746	11,487	-	-
Spice PLC	26,362	-	26,574	-	-
SWORD Group	20,183	-	-	1,829	11,061
TETRA Technologies, Inc.	82,566	-	5,711	-	65,159
TNS, Inc.	50,266	115	-	-	51,188
Toridoll Corp.	9,470	3,190	6,601	231	-
ViaSat, Inc.	104,922	1,498	6,304	-	114,802
Vishay Precision Group, Inc.	20,613	-	-	-	17,536
VSE Corp.	15,585	-	-	133	13,389
Western Energy Services Corp.	-	17,782	-	-	-
Western Energy Services Corp.	-	8,703	-	-	-
Zensar Technologies Ltd.	6,874	948	-	174	5,422
Total	$ 1,848,229	$ 458,282	$ 525,414	$ 8,999	$ 1,563,704
Other Information

The following is a summary of the inputs used, as of November 30, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 616,570	$ 517,220	$ 99,350	$ -
Consumer Staples	140,530	140,530	-	-
Energy	309,493	302,948	6,545	-
Financials	243,369	218,243	25,126	-
Health Care	924,185	924,185	-	-
Industrials	888,520	851,068	37,452	-
Information Technology	1,190,320	1,107,690	82,630	-
Materials	76,664	57,744	18,920	-
Money Market Funds	130,001	130,001	-	-
Total Investments in Securities:	$ 4,519,652	$ 4,249,629	$ 270,023	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	79.5%
France	2.7%
Japan	2.5%
Canada	2.2%
Cayman Islands	2.2%
Sweden	2.0%
United Kingdom	1.1%
India	1.0%
Bermuda	1.0%
Ireland	1.0%
Others (Individually Less Than 1%)	4.8%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	November 30, 2011

Assets
Investment in securities, at value (including securities loaned of $107,383) - See accompanying schedule: Unaffiliated issuers (cost $2,622,189)	$ 2,825,947
Fidelity Central Funds (cost $130,001)	130,001
Other affiliated issuers (cost $1,569,521)	1,563,704
Total Investments (cost $4,321,711)		$ 4,519,652
Receivable for investments sold		2,791
Receivable for fund shares sold		4,054
Dividends receivable		3,319
Distributions receivable from Fidelity Central Funds		134
Prepaid expenses		16
Other receivables		29
Total assets		4,529,995

Liabilities
Payable for investments purchased	$ 5,689
Payable for fund shares redeemed	12,497
Accrued management fee	1,886
Distribution and service plan fees payable	1,126
Other affiliated payables	942
Other payables and accrued expenses	77
Collateral on securities loaned, at value	105,545
Total liabilities		127,762

Net Assets		$ 4,402,233
Net Assets consist of:
Paid in capital		$ 3,846,718
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		357,582
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		197,933
Net Assets		$ 4,402,233

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2011

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($1,461,470 ÷ 61,923 shares)	$ 23.60

Maximum offering price per share (100/94.25 of $23.60)	$ 25.04
Class T: Net Asset Value and redemption price per share ($1,243,863 ÷ 54,664 shares)	$ 22.75

Maximum offering price per share (100/96.50 of $22.75)	$ 23.58
Class B: Net Asset Value and offering price per share ($55,291 ÷ 2,672 shares)A	$ 20.69

Class C: Net Asset Value and offering price per share ($327,977 ÷ 15,690 shares)A	$ 20.90

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,313,632 ÷ 53,036 shares)	$ 24.77

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended November 30, 2011

Investment Income
Dividends (including $8,999 earned from other affiliated issuers)		$ 36,725
Special dividends		7,063
Income from Fidelity Central Funds		1,665
Total income		45,453

Expenses
Management fee Basic fee	$ 33,741
Performance adjustment	2,625
Transfer agent fees	11,073
Distribution and service plan fees	15,234
Accounting and security lending fees	1,093
Custodian fees and expenses	275
Independent trustees' compensation	27
Registration fees	194
Audit	79
Legal	17
Interest	1
Miscellaneous	37
Total expenses before reductions	64,396
Expense reductions	(259)	64,137
Net investment income (loss)		(18,684)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	373,385
Other affiliated issuers	60,679
Foreign currency transactions	(399)
Total net realized gain (loss)		433,665
Change in net unrealized appreciation (depreciation) on: Investment securities	(322,860)
Assets and liabilities in foreign currencies	21
Total change in net unrealized appreciation (depreciation)		(322,839)
Net gain (loss)		110,826
Net increase (decrease) in net assets resulting from operations		$ 92,142

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2011	Year ended November 30, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (18,684)	$ (27,575)
Net realized gain (loss)	433,665	452,684
Change in net unrealized appreciation (depreciation)	(322,839)	187,989
Net increase (decrease) in net assets resulting from operations	92,142	613,098
Distributions to shareholders from net realized gain	(248,271)	-
Share transactions - net increase (decrease)	123,294	(42,478)
Total increase (decrease) in net assets	(32,835)	570,620

Net Assets
Beginning of period	4,435,068	3,864,448
End of period	$ 4,402,233	$ 4,435,068

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 24.35	$ 21.00	$ 17.69	$ 25.12	$ 24.38
Income from Investment Operations
Net investment income (loss) C	(.09) F	(.13)	(.03)	.06	.04
Net realized and unrealized gain (loss)	.67	3.48	4.09	(6.54)	2.61
Total from investment operations	.58	3.35	4.06	(6.48)	2.65
Distributions from net investment income	-	-	(.03)	-	-
Distributions from net realized gain	(1.33)	-	(.72)	(.95)	(1.91)
Total distributions	(1.33)	-	(.75)	(.95)	(1.91)
Net asset value, end of period	$ 23.60	$ 24.35	$ 21.00	$ 17.69	$ 25.12
Total Return A,B	2.17%	15.95%	24.04%	(26.81)%	11.73%
Ratios to Average Net Assets D,G
Expenses before reductions	1.31%	1.44%	1.53%	1.35%	1.31%
Expenses net of fee waivers, if any	1.31%	1.40%	1.40%	1.35%	1.31%
Expenses net of all reductions	1.31%	1.40%	1.40%	1.34%	1.30%
Net investment income (loss)	(.35)% F	(.58)%	(.16)%	.27%	.15%
Supplemental Data
Net assets, end of period (in millions)	$ 1,461	$ 1,501	$ 1,223	$ 802	$ 1,012
Portfolio turnover rate E	38%	43%	46%	98%	65%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.50)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 23.57	$ 20.37	$ 17.20	$ 24.49	$ 23.86
Income from Investment Operations
Net investment income (loss) C	(.13) F	(.18)	(.07)	.02	(.01)
Net realized and unrealized gain (loss)	.64	3.38	3.96	(6.36)	2.55
Total from investment operations	.51	3.20	3.89	(6.34)	2.54
Distributions from net realized gain	(1.33)	-	(.72)	(.95)	(1.91)
Net asset value, end of period	$ 22.75	$ 23.57	$ 20.37	$ 17.20	$ 24.49
Total Return A,B	1.94%	15.71%	23.69%	(26.93)%	11.51%
Ratios to Average Net Assets D,G
Expenses before reductions	1.51%	1.63%	1.74%	1.54%	1.50%
Expenses net of fee waivers, if any	1.51%	1.63%	1.65%	1.54%	1.50%
Expenses net of all reductions	1.51%	1.63%	1.65%	1.53%	1.49%
Net investment income (loss)	(.55)% F	(.81)%	(.41)%	.08%	(.04)%
Supplemental Data
Net assets, end of period (in millions)	$ 1,244	$ 1,356	$ 1,277	$ 1,020	$ 1,515
Portfolio turnover rate E	38%	43%	46%	98%	65%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.70)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 21.66	$ 18.82	$ 16.02	$ 23.01	$ 22.65
Income from Investment Operations
Net investment income (loss) C	(.25) F	(.27)	(.15)	(.10)	(.14)
Net realized and unrealized gain (loss)	.61	3.11	3.67	(5.94)	2.41
Total from investment operations	.36	2.84	3.52	(6.04)	2.27
Distributions from net realized gain	(1.33)	-	(.72)	(.95)	(1.91)
Net asset value, end of period	$ 20.69	$ 21.66	$ 18.82	$ 16.02	$ 23.01
Total Return A,B	1.39%	15.09%	23.10%	(27.38)%	10.88%
Ratios to Average Net Assets D,G
Expenses before reductions	2.10%	2.22%	2.31%	2.11%	2.09%
Expenses net of fee waivers, if any	2.10%	2.15%	2.15%	2.11%	2.09%
Expenses net of all reductions	2.10%	2.14%	2.15%	2.10%	2.08%
Net investment income (loss)	(1.14)% F	(1.33)%	(.91)%	(.50)%	(.63)%
Supplemental Data
Net assets, end of period (in millions)	$ 55	$ 76	$ 89	$ 87	$ 159
Portfolio turnover rate E	38%	43%	46%	98%	65%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.29)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 21.87	$ 19.00	$ 16.16	$ 23.20	$ 22.82
Income from Investment Operations
Net investment income (loss) C	(.24) F	(.27)	(.15)	(.10)	(.14)
Net realized and unrealized gain (loss)	.60	3.14	3.71	(5.99)	2.43
Total from investment operations	.36	2.87	3.56	(6.09)	2.29
Distributions from net realized gain	(1.33)	-	(.72)	(.95)	(1.91)
Net asset value, end of period	$ 20.90	$ 21.87	$ 19.00	$ 16.16	$ 23.20
Total Return A,B	1.37%	15.11%	23.15%	(27.37)%	10.89%
Ratios to Average Net Assets D,G
Expenses before reductions	2.06%	2.18%	2.28%	2.10%	2.06%
Expenses net of fee waivers, if any	2.06%	2.15%	2.15%	2.10%	2.06%
Expenses net of all reductions	2.05%	2.14%	2.15%	2.09%	2.05%
Net investment income (loss)	(1.10)% F	(1.33)%	(.91)%	(.48)%	(.60)%
Supplemental Data
Net assets, end of period (in millions)	$ 328	$ 336	$ 299	$ 214	$ 306
Portfolio turnover rate E	38%	43%	46%	98%	65%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.25)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 25.42	$ 21.86	$ 18.42	$ 26.03	$ 25.19
Income from Investment Operations
Net investment income (loss) B	(.01) E	(.07)	.02	.14	.12
Net realized and unrealized gain (loss)	.69	3.63	4.24	(6.80)	2.70
Total from investment operations	.68	3.56	4.26	(6.66)	2.82
Distributions from net investment income	-	-	(.10)	-	-
Distributions from net realized gain	(1.33)	-	(.72)	(.95)	(1.98)
Total distributions	(1.33)	-	(.82)	(.95)	(1.98)
Net asset value, end of period	$ 24.77	$ 25.42	$ 21.86	$ 18.42	$ 26.03
Total Return A	2.49%	16.29%	24.31%	(26.56)%	12.09%
Ratios to Average Net Assets C,F
Expenses before reductions	1.01%	1.12%	1.21%	1.03%	.99%
Expenses net of fee waivers, if any	1.01%	1.12%	1.15%	1.03%	.99%
Expenses net of all reductions	1.00%	1.12%	1.15%	1.01%	.98%
Net investment income (loss)	(.05)% E	(.30)%	.09%	.59%	.47%
Supplemental Data
Net assets, end of period (in millions)	$ 1,314	$ 1,165	$ 977	$ 555	$ 600
Portfolio turnover rate D	38%	43%	46%	98%	65%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.19)%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2011

(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor Small Cap Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm are available on the SEC web site or upon request.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of November 30, 2011, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of November 30, 2011, the Fund did not have any unrecognized tax benefits in the financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, partnerships, net operating losses and losses deferred due to wash sales transactions.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 707,619
Gross unrealized depreciation	(508,042)
Net unrealized appreciation (depreciation) on securities and other investment	$ 199,577
Tax Cost	$ 4,320,075

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$ 355,946
Net unrealized appreciation (depreciation)	$ 199,569

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the Act), the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund's first fiscal year end subject to the Act will be November 30, 2012.

The tax character of distributions paid was as follows:

	November 30, 2011	November 30, 2010
Long-term Capital Gains	$ 248,271	$ -

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,939,319 and $1,775,244, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the Institutional Class of the Fund as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .76% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 3,991	$ 89
Class T	.25%	.25%	6,954	12
Class B	.75%	.25%	691	519
Class C	.75%	.25%	3,598	408
			$ 15,234	$ 1,028

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B, 1.00% for Class C, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 250
Class T	46
Class B*	127
Class C*	22
$ 445

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 4,191.26
Class T	2,959.21
Class B	208.30
Class C	921.26
Institutional Class	2,794.21
	$ 11,073

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

6. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $86 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 19,583.41%		$ 1

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $15 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any

Annual Report

8. Security Lending - continued

additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $1,411. During the period, there were no securities loaned to FCM.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $259 for the period.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2011	2010
From net realized gain
Class A	$ 83,146	$ -
Class T	76,997	-
Class B	4,671	-
Class C	20,749	-
Institutional Class	62,708	-
Total	$ 248,271	$ -

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2011	2010	2011	2010
Class A
Shares sold	18,289	19,707	$ 462,063	$ 444,735
Reinvestment of distributions	3,050	-	75,797	-
Shares redeemed	(21,047)	(16,327)	(524,232)	(367,475)
Net increase (decrease)	292	3,380	$ 13,628	$ 77,260
Class T
Shares sold	13,075	13,751	$ 316,219	$ 300,520
Reinvestment of distributions	3,062	-	73,533	-
Shares redeemed	(19,014)	(18,871)	(459,894)	(412,437)
Net increase (decrease)	(2,877)	(5,120)	$ (70,142)	$ (111,917)
Class B
Shares sold	96	525	$ 2,155	$ 10,469
Reinvestment of distributions	196	-	4,305	-
Shares redeemed	(1,147)	(1,701)	(25,421)	(34,286)
Net increase (decrease)	(855)	(1,176)	$ (18,961)	$ (23,817)
Class C
Shares sold	3,233	3,193	$ 72,472	$ 64,963
Reinvestment of distributions	836	-	18,565	-
Shares redeemed	(3,757)	(3,553)	(83,132)	(72,009)
Net increase (decrease)	312	(360)	$ 7,905	$ (7,046)
Institutional Class
Shares sold	19,467	15,966	$ 508,460	$ 373,958
Reinvestment of distributions	2,061	-	53,560	-
Shares redeemed	(14,333)	(14,822)	(371,156)	(350,916)
Net increase (decrease)	7,195	1,144	$ 190,864	$ 23,042

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and the Shareholders of Fidelity Advisor Small Cap Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Small Cap Fund (a fund of Fidelity Advisor Series I) at November 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Small Cap Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

January 17, 2012

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 226 funds advised by FMR or an affiliate. Mr. Curvey oversees 429 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (58)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (67)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Robert W. Selander (61)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (67)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (61)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

Trustees and Officers - continued

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (42)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (47)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Thomas C. Hense (47)

Year of Election or Appointment: 2008 or 2010

Vice President of Fidelity's High Income (2008), Small Cap (2008), and Value (2010) Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (53)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (64)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (50)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Joseph F. Zambello (54)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (44)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President and Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II (2011-present), Assistant Treasurer of other Fidelity funds (2010-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (53)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Advisor Small Cap Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Class A	12/19/2011	12/16/2011	$1.851
	01/09/2012	01/06/2012	$0.051
Class T	12/19/2011	12/16/2011	$1.851
	01/09/2012	01/06/2012	$0.051
Class B	12/19/2011	12/16/2011	$1.851
	01/09/2012	01/06/2012	$0.051
Class C	12/19/2011	12/16/2011	$1.851
	01/09/2012	01/06/2012	$0.051

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2011 $377,027,078, or, if subsequently determined to be different, the net capital gain of such year.

The fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Small Cap Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2011 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has devoted increased resources to non-U.S. offices. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and enhancers. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools which permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in their deliberations, the Board considered the Investment Advisers' trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers, with 35 new branches opening since 2010.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) rationalizing product lines through the mergers of six funds into other funds; (iii) continuing to migrate the Freedom Funds to dedicated lower cost underlying funds; (iv) obtaining shareholder approval to broaden the investment strategies for Fidelity Consumer Finance Portfolio, Fidelity Emerging Asia Fund, and Fidelity Environment and Alternative Energy Portfolio; (v) contractually agreeing to reduce the management fees and impose other expense limitations on Spartan 500 Index Fund and U.S. Bond Index Fund in connection with launching new institutional classes of these funds; (vi) changing the name, primary and supplemental benchmarks, and investment policies of Fidelity Global Strategies Fund to support the fund's flexible investment mandate and global orientation; and (vii) reducing the transfer agency account fee rates on certain accounts.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2010, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor Small Cap Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Institutional Class (Class I) of the fund was in the fourth quartile for the one-year period, the second quartile for the three-year period, and the first quartile for the five-year period. The Board also noted that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for the three- and five-year periods, although the fund's one-year total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Annual Report

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 14% means that 86% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor Small Cap Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2010. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, and Institutional Class ranked below its competitive median for 2010 and the total expense ratio of each of Class T and Class C ranked above its competitive median for 2010. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Annual Report

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers and other key personnel and strategies for attracting and retaining non-investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) historical trends in Fidelity's realization of fall-out benefits; (vi) Fidelity's group fee structures and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and Fidelity's compliance practices with respect to performance adjustment calculations; (ix) the fee structures in place for certain other Fidelity clients; and (x) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expense ratios for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

ASCF-UANN-0112
1.786697.108

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®
Small Cap
Fund - Institutional Class

Annual Report

November 30, 2011

Contents

Chairman's Message	(Click Here)	The Chairman's message to shareholders.
Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_James_C_Curvey)

Dear Shareholder:

The unusually high level of volatility that global equity markets have experienced since early August continued through the end of November. Most major indexes were unable to gain much traction during this time frame, as concern about the sovereign debt crisis in Europe continued to overshadow strong corporate earnings and better-than-expected economic news. High-grade bonds, meanwhile, fared slightly better amid periodic flights to quality. Financial markets are difficult to predict, of course, but you can help put the odds in your favor by following these time-tested investment principles.

One of the basic tenets is to invest according to your time horizon. For long-term investors, riding out the markets' inevitable ups and downs has proven much more effective than making decisions based on short-term developments. If your goal is approaching, you can also benefit from patience and restraint, rather than attempting to time the market. No matter your time horizon, missing only a few of the markets' best days can significantly diminish returns. Patience also affords the benefits of compounding - earning interest on additional income or reinvested dividends and capital gains. While staying the course doesn't eliminate risk, it can considerably lessen the negative impact of short-term downturns.

Asset allocation is another principle to manage risk. As you spread your portfolio among the asset classes, be sure to consider your time horizon, risk tolerance and investment objectives. Younger investors may be better served by emphasizing equities, which historically have been the best-performing asset class over time. Investors who are nearing a specific goal, such as retirement or sending a child to college, may choose to favor bonds and other investments that have tended to be more stable. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. After deciding on a suitable allocation strategy, make sure your portfolio is adequately diversified, with exposure to stocks of small-, mid- and large-cap companies in a range of sectors, for example. And today, more than ever, geographic diversification should be taken into account.

Lastly, investing a certain amount of money on a regular basis - a principle known as dollar-cost averaging - can help lower the average cost of your purchases, while also giving you the discipline to avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to learn more by visiting us on the Internet, dropping by one of our Investor Centers or calling us by phone. It is our privilege to provide the resources you need to choose investments that are right for you.

Sincerely,

(The acting chairman's signature appears here.)

James C. Curvey
Acting Chairman

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended November 30, 2011	Past 1 year	Past 5 years	Past 10 years
Institutional Class	2.49%	4.05%	8.02%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Small Cap Fund - Institutional Class on November 30, 2001. The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks overcame a sharp summer drop to post solid gains for the year ending November 30, 2011. Bullishness in the first half of the period gave way to a sudden reversal in July and August, as debate over the U.S. debt ceiling, a downgrade of the country's long-term sovereign credit rating and more debt woes in Europe led the S&P 500® Index to its worst calendar-quarter finish in almost three years. However, in October, a possible solution to the eurozone debt crisis and encouraging U.S. economic data fueled a rally that pushed the broad-based index up roughly 11%, its highest monthly return since December 1991. Although a Congressional stalemate over deficit reductions kept volatility alive in November, the S&P 500® finished the year up 7.83%, while the blue-chip Dow Jones Industrial AverageSM added 12.39% and the technology-heavy Nasdaq Composite® Index rose 5.93%. Within the S&P 500®, sector performance was mixed, with financials (-10%) struggling, while the defensive utilities (+20%) and consumer staples (+16%) segments fared best. Small and mid-sized stocks posted more-modest gains than their large-cap counterparts, with the Russell 2000® and Russell Midcap® indexes adding 2.75% and 5.39%, respectively. Uncertainty in Europe hurt foreign developed-markets stocks, as the MSCI® EAFE® (Europe, Australasia, Far East) Index fell 4.01%.

Comments from James Harmon, Portfolio Manager of Fidelity Advisor® Small Cap Fund: For the year, the fund's Institutional Class shares returned 2.49%, modestly trailing the Russell 2000®. Stock picking in energy and financials detracted, as did weak security selection among software/services stocks, despite a helpful overweighting. The fund's foreign investments hurt overall, despite a tail wind from a weaker U.S. dollar. In contrast, positioning in health care equipment/services and household/personal products in consumer staples helped. In industrials, commercial/professional services contributed. The biggest individual detractor was Indian real estate developer Housing Development & Infrastructure. Other underperformers included database-marketing firm Acxiom, solar-energy equipment manufacturer centrotherm photovoltaics and Hong Kong-based Man Wah Holdings, which makes recliner sofas. The fund's top relative contributor was Herbalife, a provider of nutritional supplements. Also helping relative performance were Omnicare, a provider of pharmacy services, and managed-care provider Wellcare Health Plans. Several stocks I've mentioned were not in the index.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2011 to November 30, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value June 1, 2011	Ending Account Value November 30, 2011	Expenses Paid During Period* June 1, 2011 to November 30, 2011
Class A	1.32%
Actual		$ 1,000.00	$ 860.70	$ 6.16
HypotheticalA		$ 1,000.00	$ 1,018.45	$ 6.68
Class T	1.52%
Actual		$ 1,000.00	$ 859.50	$ 7.09
HypotheticalA		$ 1,000.00	$ 1,017.45	$ 7.69
Class B	2.10%
Actual		$ 1,000.00	$ 857.10	$ 9.78
HypotheticalA		$ 1,000.00	$ 1,014.54	$ 10.61
Class C	2.06%
Actual		$ 1,000.00	$ 857.30	$ 9.59
HypotheticalA		$ 1,000.00	$ 1,014.74	$ 10.40
Institutional Class	1.01%
Actual		$ 1,000.00	$ 861.90	$ 4.71
HypotheticalA		$ 1,000.00	$ 1,020.00	$ 5.11

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of November 30, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Omnicare, Inc.	3.7	2.9
FTI Consulting, Inc.	3.1	1.7
Universal Health Services, Inc. Class B	2.7	3.1
Tupperware Brands Corp.	2.6	2.5
ViaSat, Inc.	2.6	2.0
JDA Software Group, Inc.	2.3	2.1
Wellcare Health Plans, Inc.	2.0	1.5
Meda AB (A Shares)	2.0	1.9
Ascena Retail Group, Inc.	2.0	1.6
iGate Corp.	2.0	2.0
	25.0
Top Five Market Sectors as of November 30, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	27.0	27.9
Health Care	21.0	20.8
Industrials	20.2	17.9
Consumer Discretionary	14.0	12.3
Energy	7.0	7.0
Asset Allocation (% of fund's net assets)
As of November 30, 2011 *		As of May 31, 2011 **
	Stocks 99.7%		Stocks 98.8%
	Short-Term Investments and Net Other Assets 0.3%		Short-Term Investments and Net Other Assets 1.2%
* Foreign investments	20.5%	** Foreign investments	24.2%

Annual Report

Investments November 30, 2011

Showing Percentage of Net Assets

Common Stocks - 99.7%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 14.0%
Diversified Consumer Services - 1.1%
Best Bridal, Inc. (e)	12,721	$ 12,041
Global Education & Technology Group Ltd. ADR (a)	1,291,674	13,885
Meiko Network Japan Co. Ltd. (d)(e)	2,530,000	21,959
		47,885
Hotels, Restaurants & Leisure - 3.5%
AFC Enterprises, Inc. (a)(e)	2,431,676	38,177
Brinker International, Inc.	679,200	16,355
CEC Entertainment, Inc.	856,815	28,858
Cracker Barrel Old Country Store, Inc.	614,400	29,221
Einstein Noah Restaurant Group, Inc. (e)	1,154,629	15,888
Ruby Tuesday, Inc. (a)	1,957,850	14,351
Toridoll Corp.	1,282,800	12,651
		155,501
Household Durables - 3.2%
Man Wah Holdings Ltd.	39,407,600	24,398
Tupperware Brands Corp.	2,002,843	116,686
		141,084
Leisure Equipment & Products - 0.1%
Altek Corp.	6,596,084	5,392
Media - 0.3%
Digital Generation, Inc. (a)(d)	1,266,531	14,692
Specialty Retail - 4.7%
Aeropostale, Inc. (a)(e)	4,056,300	62,913
Ascena Retail Group, Inc. (a)	3,179,448	87,498
Collective Brands, Inc. (a)(d)	2,476,344	34,545
Gulliver International Co. Ltd.	131,660	5,576
Jumbo SA	2,750,307	14,045
		204,577
Textiles, Apparel & Luxury Goods - 1.1%
China Dongxiang Group Co. Ltd.	64,624,000	11,555
Skechers U.S.A., Inc. Class A (sub. vtg.) (a)(d)	2,236,704	30,106
XTEP International Holdings Ltd.	19,247,000	5,778
		47,439
TOTAL CONSUMER DISCRETIONARY		616,570
CONSUMER STAPLES - 3.2%
Food & Staples Retailing - 0.1%
Ingles Markets, Inc. Class A	225,000	3,470
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - continued
Household Products - 1.1%
Spectrum Brands Holdings, Inc. (a)	1,671,200	$ 46,827
Personal Products - 2.0%
Atrium Innovations, Inc. (a)(e)	2,197,000	25,525
Herbalife Ltd.	687,413	38,014
Prestige Brands Holdings, Inc. (a)(e)	2,701,806	26,694
		90,233
TOTAL CONSUMER STAPLES		140,530
ENERGY - 7.0%
Energy Equipment & Services - 5.4%
Cal Dive International, Inc. (a)	4,378,720	10,334
Cathedral Energy Services Ltd. (e)	2,657,000	17,323
Natural Gas Services Group, Inc. (a)	151,591	2,078
Superior Energy Services, Inc. (a)(d)	1,913,100	56,838
TETRA Technologies, Inc. (a)(e)	7,097,900	65,159
Unit Corp. (a)	983,100	49,765
Vantage Drilling Co. (a)	9,635,683	11,563
Western Energy Services Corp. (a)(f)	1,080,720	8,201
Western Energy Services Corp. (a)	2,519,525	19,120
		240,381
Oil, Gas & Consumable Fuels - 1.6%
Chennai Petroleum Corp. Ltd.	1,886,372	6,545
Denbury Resources, Inc. (a)	1,700,000	28,730
Resolute Energy Corp. (a)(d)	2,497,163	33,837
		69,112
TOTAL ENERGY		309,493
FINANCIALS - 5.5%
Capital Markets - 2.4%
AllianceBernstein Holding LP	2,064,800	27,689
Artio Global Investors, Inc. Class A (d)	2,101,000	12,312
Gleacher & Co., Inc. (a)	5,242,051	6,762
Knight Capital Group, Inc. Class A (a)	3,659,500	46,219
SEI Investments Co.	833,176	13,997
		106,979
Commercial Banks - 0.3%
Banco ABC Brasil SA	2,224,100	14,255
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Insurance - 2.2%
April	833,553	$ 14,674
Delphi Financial Group, Inc. Class A	1,104,416	30,371
National Financial Partners Corp. (a)(d)(e)	2,177,671	30,052
StanCorp Financial Group, Inc.	621,429	21,912
		97,009
Real Estate Management & Development - 0.6%
Housing Development and Infrastructure Ltd. (a)	12,918,812	15,355
Relo Holdings Corp.	379,200	9,771
		25,126
TOTAL FINANCIALS		243,369
HEALTH CARE - 21.0%
Health Care Equipment & Supplies - 2.4%
COLTENE Holding AG (e)	334,093	12,215
Cutera, Inc. (a)(e)	1,134,150	8,880
Guerbet	125,000	11,120
Orthofix International NV (a)	514,000	17,615
The Cooper Companies, Inc.	882,614	54,069
		103,899
Health Care Providers & Services - 15.9%
AmSurg Corp. (a)(e)	2,305,894	60,138
Centene Corp. (a)	1,021,555	39,544
Community Health Systems, Inc. (a)	1,839,365	36,548
HealthSouth Corp. (a)	3,533,221	61,054
Healthways, Inc. (a)(e)	3,342,846	21,762
Molina Healthcare, Inc. (a)(e)	3,814,777	83,353
Omnicare, Inc.	4,954,726	161,574
United Drug PLC (Ireland)	9,699,710	25,105
Universal Health Services, Inc. Class B	3,018,000	121,384
Wellcare Health Plans, Inc. (a)	1,554,700	90,872
		701,334
Life Sciences Tools & Services - 0.4%
eResearchTechnology, Inc. (a)(e)	3,891,033	17,821
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Pharmaceuticals - 2.3%
Meda AB (A Shares)	9,172,835	$ 89,204
Vetoquinol SA (d)	414,726	11,927
		101,131
TOTAL HEALTH CARE		924,185
INDUSTRIALS - 20.2%
Aerospace & Defense - 7.2%
Alliant Techsystems, Inc.	1,061,292	62,446
Curtiss-Wright Corp.	1,021,982	33,674
Esterline Technologies Corp. (a)	1,402,381	75,546
Moog, Inc. Class A (a)	1,909,435	79,853
QinetiQ Group PLC	16,862,605	33,398
Teledyne Technologies, Inc. (a)	576,796	32,693
		317,610
Air Freight & Logistics - 0.6%
UTI Worldwide, Inc.	1,810,166	28,166
Commercial Services & Supplies - 0.9%
Babcock International Group PLC	1,037,325	11,795
The Geo Group, Inc. (a)	1,585,300	28,060
		39,855
Construction & Engineering - 1.9%
AECOM Technology Corp. (a)	601,680	12,906
Cosco International Holdings Ltd.	3,644,000	1,509
MasTec, Inc. (a)	3,211,183	51,411
Mirait Holdings Corp.	2,187,500	17,077
		82,903
Electrical Equipment - 1.5%
General Cable Corp. (a)	951,059	25,203
GrafTech International Ltd. (a)	2,745,258	39,642
		64,845
Industrial Conglomerates - 0.4%
DCC PLC (Ireland)	751,820	18,186
Machinery - 0.5%
John Bean Technologies Corp.	1,345,300	22,144
Marine - 0.1%
SITC International Holdings Co. Ltd.	20,000,000	4,299
Professional Services - 7.1%
Benefit One, Inc. (e)	13,358	8,756
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Professional Services - continued
CBIZ, Inc. (a)(d)(e)	5,563,124	$ 33,490
en-japan, Inc.	6,280	5,811
FTI Consulting, Inc. (a)(d)(e)	3,180,800	136,425
Navigant Consulting, Inc. (a)(e)	2,635,800	29,705
Stantec, Inc. (a)	1,065,357	27,669
Towers Watson & Co.	848,173	55,267
VSE Corp. (e)	513,186	13,389
		310,512
TOTAL INDUSTRIALS		888,520
INFORMATION TECHNOLOGY - 27.0%
Communications Equipment - 2.9%
BYD Electronic International Co. Ltd. (a)	25,527,500	8,057
Mitsui Knowledge Industry Co. Ltd.	15,958	2,773
ViaSat, Inc. (a)(e)	2,426,068	114,802
		125,632
Computers & Peripherals - 0.7%
Logitech International SA (a)(d)	3,000,000	24,750
TPV Technology Ltd.	31,230,000	6,698
		31,448
Electronic Equipment & Components - 3.9%
Benchmark Electronics, Inc. (a)(e)	3,244,628	44,808
Electro Scientific Industries, Inc. (a)(e)	1,502,031	19,782
Insight Enterprises, Inc. (a)(e)	4,104,333	60,087
Kingboard Laminates Holdings Ltd.	23,128,500	11,011
PC Connection, Inc.	1,079,276	10,933
ScanSource, Inc. (a)	242,599	8,518
Vishay Precision Group, Inc. (a)(e)	1,230,606	17,536
		172,675
Internet Software & Services - 0.4%
Perficient, Inc. (a)(e)	2,240,300	19,267
IT Services - 10.6%
Acxiom Corp. (a)(e)	5,485,710	68,242
CACI International, Inc. Class A (a)(d)	1,314,900	74,134
Convergys Corp. (a)	241,471	3,120
Euronet Worldwide, Inc. (a)(e)	4,244,800	76,406
Groupe Steria SCA (e)	2,717,990	48,634
iGate Corp. (d)(e)	5,625,850	87,313
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
IT Services - continued
Sopra Group SA	339,751	$ 18,491
TNS, Inc. (a)(e)	2,621,000	51,188
WNS Holdings Ltd. sponsored ADR (a)	3,441,306	39,575
		467,103
Semiconductors & Semiconductor Equipment - 2.6%
Alpha & Omega Semiconductor Ltd. (a)(e)	1,648,388	14,440
Axell Corp. (d)	202,100	4,238
BCD Semiconductor Manufacturing Ltd. ADR	240,245	920
centrotherm photovoltaics AG (e)	1,313,208	17,833
Diodes, Inc. (a)	1,033,038	21,177
DSP Group, Inc. (a)(e)	1,263,358	7,429
GT Advanced Technologies, Inc. (a)(d)	1,574,291	12,154
Melfas, Inc.	697,359	18,437
Shinkawa Ltd.	168,800	789
Silicon Image, Inc. (a)	3,761,173	18,467
		115,884
Software - 5.9%
Axway Software SA (a)	105,575	1,982
Deltek, Inc. (a)(d)	2,045,745	16,673
EPIQ Systems, Inc. (e)	3,206,080	43,282
Infotech Enterprises Ltd.	727,323	1,826
JDA Software Group, Inc. (a)(e)	3,157,485	99,524
NIIT Technologies Ltd. (e)	3,717,882	14,983
Progress Software Corp. (a)	2,708,001	55,162
Simplex Holdings, Inc.	22,286	8,396
SWORD Group (e)	636,565	11,061
Zensar Technologies Ltd. (e)	2,209,584	5,422
		258,311
TOTAL INFORMATION TECHNOLOGY		1,190,320
MATERIALS - 1.8%
Metals & Mining - 1.8%
A.M. Castle & Co. (a)	1,117,285	15,195
Maharashtra Seamless Ltd.	700,000	4,527
Midas Holdings Ltd.	15,000,000	4,141
Common Stocks - continued
	Shares	Value (000s)
MATERIALS - continued
Metals & Mining - continued
Panoramic Resources Ltd.	6,864,806	$ 10,252
Reliance Steel & Aluminum Co.	866,400	42,549
		76,664
TOTAL COMMON STOCKS (Cost $4,191,710)		4,389,651
Money Market Funds - 3.0%

Fidelity Cash Central Fund, 0.11% (b)	24,456,370	24,456
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	105,544,653	105,545
TOTAL MONEY MARKET FUNDS (Cost $130,001)		130,001
TOTAL INVESTMENT PORTFOLIO - 102.7% (Cost $4,321,711)		4,519,652
NET OTHER ASSETS (LIABILITIES) - (2.7)%		(117,419)
NET ASSETS - 100%		$ 4,402,233
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $8,201,000 or 0.2% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 254
Fidelity Securities Lending Cash Central Fund	1,411
Total	$ 1,665
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
A.M. Castle & Co.	$ 19,045	$ -	$ 1,720	$ -	$ -
Acxiom Corp.	93,312	-	-	-	68,242
Aeropostale, Inc.	44,910	37,499	-	-	62,913
AFC Enterprises, Inc.	33,810	216	1,798	-	38,177
Alliant Techsystems, Inc.	129,005	22,458	79,928	509	-
Alpha & Omega Semiconductor Ltd.	-	22,644	-	-	14,440
AmSurg Corp.	42,371	13	-	-	60,138
Artio Global Investors, Inc. Class A	17,523	11,512	-	504	-
Atlas Pipeline Holdings LP	31,768	363	36,006	87	-
Atrium Innovations, Inc.	16,359	16,460	-	-	25,525
Benchmark Electronics, Inc.	51,083	1,196	-	-	44,808
Benefit One, Inc.	9,541	344	-	371	8,756
Best Bridal, Inc.	5,858	5,364	-	258	12,041
Cathedral Energy Services Ltd.	-	25,423	-	409	17,323
CBIZ, Inc.	33,490	-	-	-	33,490
centrotherm photovoltaics AG	22,006	16,558	567	738	17,833
Charming Shoppes, Inc.	23,972	-	19,256	-	-
COLTENE Holding AG	22,454	-	4,602	718	12,215
Cutera, Inc.	9,005	-	1,201	-	8,880
Cynosure, Inc. Class A	6,953	-	9,783	-	-
DSP Group, Inc.	15,128	-	4,633	-	7,429
Einstein Noah Restaurant Group, Inc.	17,312	-	3,137	652	15,888
Electro Scientific Industries, Inc.	25,906	348	3,947	-	19,782
EPIQ Systems, Inc.	41,308	810	1,331	512	43,282
eResearchTechnology, Inc.	20,196	1,885	-	-	17,821
Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Euronet Worldwide, Inc.	$ 52,981	$ 16,769	$ -	$ -	$ 76,406
FTI Consulting, Inc.	79,470	33,492	-	-	136,425
Groupe Steria SCA	40,568	16,895	-	531	48,634
GT Advanced Technologies, Inc. (formerly GT Solar International, Inc.)	72,583	5,643	127,225	-	-
HealthSouth Corp.	81,931	5,408	31,650	-	-
Healthways, Inc.	32,103	186	-	-	21,762
iGate Corp.	-	97,809	-	-	87,313
Insight Enterprises, Inc.	44,278	10,124	-	-	60,087
JDA Software Group, Inc.	74,232	15,685	6,000	-	99,524
Meiko Network Japan Co. Ltd.	20,739	-	-	654	21,959
Mercer Insurance Group, Inc.	12,315	-	18,535	66	-
Molina Healthcare, Inc.	41,052	29,684	8,909	-	83,353
National Financial Partners Corp.	24,125	1,715	-	-	30,052
Natural Gas Services Group, Inc.	16,018	-	13,890	-	-
Navigant Consulting, Inc.	-	25,656	-	-	29,705
NIIT Technologies Ltd.	16,748	240	-	623	14,983
Perficient, Inc.	25,239	22	-	-	19,267
Premiere Global Services, Inc.	24,091	-	24,689	-	-
Prestige Brands Holdings, Inc.	31,544	262	-	-	26,694
RC2 Corp.	31,911	1,617	42,161	-	-
S1 Corp.	19,382	-	27,769	-	-
Silicon Image, Inc.	37,763	1,746	11,487	-	-
Spice PLC	26,362	-	26,574	-	-
SWORD Group	20,183	-	-	1,829	11,061
TETRA Technologies, Inc.	82,566	-	5,711	-	65,159
TNS, Inc.	50,266	115	-	-	51,188
Toridoll Corp.	9,470	3,190	6,601	231	-
ViaSat, Inc.	104,922	1,498	6,304	-	114,802
Vishay Precision Group, Inc.	20,613	-	-	-	17,536
VSE Corp.	15,585	-	-	133	13,389
Western Energy Services Corp.	-	17,782	-	-	-
Western Energy Services Corp.	-	8,703	-	-	-
Zensar Technologies Ltd.	6,874	948	-	174	5,422
Total	$ 1,848,229	$ 458,282	$ 525,414	$ 8,999	$ 1,563,704
Other Information

The following is a summary of the inputs used, as of November 30, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 616,570	$ 517,220	$ 99,350	$ -
Consumer Staples	140,530	140,530	-	-
Energy	309,493	302,948	6,545	-
Financials	243,369	218,243	25,126	-
Health Care	924,185	924,185	-	-
Industrials	888,520	851,068	37,452	-
Information Technology	1,190,320	1,107,690	82,630	-
Materials	76,664	57,744	18,920	-
Money Market Funds	130,001	130,001	-	-
Total Investments in Securities:	$ 4,519,652	$ 4,249,629	$ 270,023	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	79.5%
France	2.7%
Japan	2.5%
Canada	2.2%
Cayman Islands	2.2%
Sweden	2.0%
United Kingdom	1.1%
India	1.0%
Bermuda	1.0%
Ireland	1.0%
Others (Individually Less Than 1%)	4.8%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	November 30, 2011

Assets
Investment in securities, at value (including securities loaned of $107,383) - See accompanying schedule: Unaffiliated issuers (cost $2,622,189)	$ 2,825,947
Fidelity Central Funds (cost $130,001)	130,001
Other affiliated issuers (cost $1,569,521)	1,563,704
Total Investments (cost $4,321,711)		$ 4,519,652
Receivable for investments sold		2,791
Receivable for fund shares sold		4,054
Dividends receivable		3,319
Distributions receivable from Fidelity Central Funds		134
Prepaid expenses		16
Other receivables		29
Total assets		4,529,995

Liabilities
Payable for investments purchased	$ 5,689
Payable for fund shares redeemed	12,497
Accrued management fee	1,886
Distribution and service plan fees payable	1,126
Other affiliated payables	942
Other payables and accrued expenses	77
Collateral on securities loaned, at value	105,545
Total liabilities		127,762

Net Assets		$ 4,402,233
Net Assets consist of:
Paid in capital		$ 3,846,718
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		357,582
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		197,933
Net Assets		$ 4,402,233

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2011

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($1,461,470 ÷ 61,923 shares)	$ 23.60

Maximum offering price per share (100/94.25 of $23.60)	$ 25.04
Class T: Net Asset Value and redemption price per share ($1,243,863 ÷ 54,664 shares)	$ 22.75

Maximum offering price per share (100/96.50 of $22.75)	$ 23.58
Class B: Net Asset Value and offering price per share ($55,291 ÷ 2,672 shares)A	$ 20.69

Class C: Net Asset Value and offering price per share ($327,977 ÷ 15,690 shares)A	$ 20.90

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,313,632 ÷ 53,036 shares)	$ 24.77

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended November 30, 2011

Investment Income
Dividends (including $8,999 earned from other affiliated issuers)		$ 36,725
Special dividends		7,063
Income from Fidelity Central Funds		1,665
Total income		45,453

Expenses
Management fee Basic fee	$ 33,741
Performance adjustment	2,625
Transfer agent fees	11,073
Distribution and service plan fees	15,234
Accounting and security lending fees	1,093
Custodian fees and expenses	275
Independent trustees' compensation	27
Registration fees	194
Audit	79
Legal	17
Interest	1
Miscellaneous	37
Total expenses before reductions	64,396
Expense reductions	(259)	64,137
Net investment income (loss)		(18,684)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	373,385
Other affiliated issuers	60,679
Foreign currency transactions	(399)
Total net realized gain (loss)		433,665
Change in net unrealized appreciation (depreciation) on: Investment securities	(322,860)
Assets and liabilities in foreign currencies	21
Total change in net unrealized appreciation (depreciation)		(322,839)
Net gain (loss)		110,826
Net increase (decrease) in net assets resulting from operations		$ 92,142

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2011	Year ended November 30, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (18,684)	$ (27,575)
Net realized gain (loss)	433,665	452,684
Change in net unrealized appreciation (depreciation)	(322,839)	187,989
Net increase (decrease) in net assets resulting from operations	92,142	613,098
Distributions to shareholders from net realized gain	(248,271)	-
Share transactions - net increase (decrease)	123,294	(42,478)
Total increase (decrease) in net assets	(32,835)	570,620

Net Assets
Beginning of period	4,435,068	3,864,448
End of period	$ 4,402,233	$ 4,435,068

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 24.35	$ 21.00	$ 17.69	$ 25.12	$ 24.38
Income from Investment Operations
Net investment income (loss) C	(.09) F	(.13)	(.03)	.06	.04
Net realized and unrealized gain (loss)	.67	3.48	4.09	(6.54)	2.61
Total from investment operations	.58	3.35	4.06	(6.48)	2.65
Distributions from net investment income	-	-	(.03)	-	-
Distributions from net realized gain	(1.33)	-	(.72)	(.95)	(1.91)
Total distributions	(1.33)	-	(.75)	(.95)	(1.91)
Net asset value, end of period	$ 23.60	$ 24.35	$ 21.00	$ 17.69	$ 25.12
Total Return A,B	2.17%	15.95%	24.04%	(26.81)%	11.73%
Ratios to Average Net Assets D,G
Expenses before reductions	1.31%	1.44%	1.53%	1.35%	1.31%
Expenses net of fee waivers, if any	1.31%	1.40%	1.40%	1.35%	1.31%
Expenses net of all reductions	1.31%	1.40%	1.40%	1.34%	1.30%
Net investment income (loss)	(.35)% F	(.58)%	(.16)%	.27%	.15%
Supplemental Data
Net assets, end of period (in millions)	$ 1,461	$ 1,501	$ 1,223	$ 802	$ 1,012
Portfolio turnover rate E	38%	43%	46%	98%	65%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.50)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 23.57	$ 20.37	$ 17.20	$ 24.49	$ 23.86
Income from Investment Operations
Net investment income (loss) C	(.13) F	(.18)	(.07)	.02	(.01)
Net realized and unrealized gain (loss)	.64	3.38	3.96	(6.36)	2.55
Total from investment operations	.51	3.20	3.89	(6.34)	2.54
Distributions from net realized gain	(1.33)	-	(.72)	(.95)	(1.91)
Net asset value, end of period	$ 22.75	$ 23.57	$ 20.37	$ 17.20	$ 24.49
Total Return A,B	1.94%	15.71%	23.69%	(26.93)%	11.51%
Ratios to Average Net Assets D,G
Expenses before reductions	1.51%	1.63%	1.74%	1.54%	1.50%
Expenses net of fee waivers, if any	1.51%	1.63%	1.65%	1.54%	1.50%
Expenses net of all reductions	1.51%	1.63%	1.65%	1.53%	1.49%
Net investment income (loss)	(.55)% F	(.81)%	(.41)%	.08%	(.04)%
Supplemental Data
Net assets, end of period (in millions)	$ 1,244	$ 1,356	$ 1,277	$ 1,020	$ 1,515
Portfolio turnover rate E	38%	43%	46%	98%	65%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.70)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 21.66	$ 18.82	$ 16.02	$ 23.01	$ 22.65
Income from Investment Operations
Net investment income (loss) C	(.25) F	(.27)	(.15)	(.10)	(.14)
Net realized and unrealized gain (loss)	.61	3.11	3.67	(5.94)	2.41
Total from investment operations	.36	2.84	3.52	(6.04)	2.27
Distributions from net realized gain	(1.33)	-	(.72)	(.95)	(1.91)
Net asset value, end of period	$ 20.69	$ 21.66	$ 18.82	$ 16.02	$ 23.01
Total Return A,B	1.39%	15.09%	23.10%	(27.38)%	10.88%
Ratios to Average Net Assets D,G
Expenses before reductions	2.10%	2.22%	2.31%	2.11%	2.09%
Expenses net of fee waivers, if any	2.10%	2.15%	2.15%	2.11%	2.09%
Expenses net of all reductions	2.10%	2.14%	2.15%	2.10%	2.08%
Net investment income (loss)	(1.14)% F	(1.33)%	(.91)%	(.50)%	(.63)%
Supplemental Data
Net assets, end of period (in millions)	$ 55	$ 76	$ 89	$ 87	$ 159
Portfolio turnover rate E	38%	43%	46%	98%	65%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.29)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 21.87	$ 19.00	$ 16.16	$ 23.20	$ 22.82
Income from Investment Operations
Net investment income (loss) C	(.24) F	(.27)	(.15)	(.10)	(.14)
Net realized and unrealized gain (loss)	.60	3.14	3.71	(5.99)	2.43
Total from investment operations	.36	2.87	3.56	(6.09)	2.29
Distributions from net realized gain	(1.33)	-	(.72)	(.95)	(1.91)
Net asset value, end of period	$ 20.90	$ 21.87	$ 19.00	$ 16.16	$ 23.20
Total Return A,B	1.37%	15.11%	23.15%	(27.37)%	10.89%
Ratios to Average Net Assets D,G
Expenses before reductions	2.06%	2.18%	2.28%	2.10%	2.06%
Expenses net of fee waivers, if any	2.06%	2.15%	2.15%	2.10%	2.06%
Expenses net of all reductions	2.05%	2.14%	2.15%	2.09%	2.05%
Net investment income (loss)	(1.10)% F	(1.33)%	(.91)%	(.48)%	(.60)%
Supplemental Data
Net assets, end of period (in millions)	$ 328	$ 336	$ 299	$ 214	$ 306
Portfolio turnover rate E	38%	43%	46%	98%	65%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.25)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 25.42	$ 21.86	$ 18.42	$ 26.03	$ 25.19
Income from Investment Operations
Net investment income (loss) B	(.01) E	(.07)	.02	.14	.12
Net realized and unrealized gain (loss)	.69	3.63	4.24	(6.80)	2.70
Total from investment operations	.68	3.56	4.26	(6.66)	2.82
Distributions from net investment income	-	-	(.10)	-	-
Distributions from net realized gain	(1.33)	-	(.72)	(.95)	(1.98)
Total distributions	(1.33)	-	(.82)	(.95)	(1.98)
Net asset value, end of period	$ 24.77	$ 25.42	$ 21.86	$ 18.42	$ 26.03
Total Return A	2.49%	16.29%	24.31%	(26.56)%	12.09%
Ratios to Average Net Assets C,F
Expenses before reductions	1.01%	1.12%	1.21%	1.03%	.99%
Expenses net of fee waivers, if any	1.01%	1.12%	1.15%	1.03%	.99%
Expenses net of all reductions	1.00%	1.12%	1.15%	1.01%	.98%
Net investment income (loss)	(.05)% E	(.30)%	.09%	.59%	.47%
Supplemental Data
Net assets, end of period (in millions)	$ 1,314	$ 1,165	$ 977	$ 555	$ 600
Portfolio turnover rate D	38%	43%	46%	98%	65%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.19)%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2011

(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor Small Cap Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm are available on the SEC web site or upon request.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of November 30, 2011, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of November 30, 2011, the Fund did not have any unrecognized tax benefits in the financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, partnerships, net operating losses and losses deferred due to wash sales transactions.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 707,619
Gross unrealized depreciation	(508,042)
Net unrealized appreciation (depreciation) on securities and other investment	$ 199,577
Tax Cost	$ 4,320,075

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$ 355,946
Net unrealized appreciation (depreciation)	$ 199,569

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the Act), the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund's first fiscal year end subject to the Act will be November 30, 2012.

The tax character of distributions paid was as follows:

	November 30, 2011	November 30, 2010
Long-term Capital Gains	$ 248,271	$ -

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,939,319 and $1,775,244, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the Institutional Class of the Fund as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .76% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 3,991	$ 89
Class T	.25%	.25%	6,954	12
Class B	.75%	.25%	691	519
Class C	.75%	.25%	3,598	408
			$ 15,234	$ 1,028

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B, 1.00% for Class C, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 250
Class T	46
Class B*	127
Class C*	22
$ 445

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 4,191.26
Class T	2,959.21
Class B	208.30
Class C	921.26
Institutional Class	2,794.21
	$ 11,073

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

6. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $86 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 19,583.41%		$ 1

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $15 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any

Annual Report

8. Security Lending - continued

additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $1,411. During the period, there were no securities loaned to FCM.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $259 for the period.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2011	2010
From net realized gain
Class A	$ 83,146	$ -
Class T	76,997	-
Class B	4,671	-
Class C	20,749	-
Institutional Class	62,708	-
Total	$ 248,271	$ -

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Notes to Financial Statements - continued

(Amounts in thousands except percentages)

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2011	2010	2011	2010
Class A
Shares sold	18,289	19,707	$ 462,063	$ 444,735
Reinvestment of distributions	3,050	-	75,797	-
Shares redeemed	(21,047)	(16,327)	(524,232)	(367,475)
Net increase (decrease)	292	3,380	$ 13,628	$ 77,260
Class T
Shares sold	13,075	13,751	$ 316,219	$ 300,520
Reinvestment of distributions	3,062	-	73,533	-
Shares redeemed	(19,014)	(18,871)	(459,894)	(412,437)
Net increase (decrease)	(2,877)	(5,120)	$ (70,142)	$ (111,917)
Class B
Shares sold	96	525	$ 2,155	$ 10,469
Reinvestment of distributions	196	-	4,305	-
Shares redeemed	(1,147)	(1,701)	(25,421)	(34,286)
Net increase (decrease)	(855)	(1,176)	$ (18,961)	$ (23,817)
Class C
Shares sold	3,233	3,193	$ 72,472	$ 64,963
Reinvestment of distributions	836	-	18,565	-
Shares redeemed	(3,757)	(3,553)	(83,132)	(72,009)
Net increase (decrease)	312	(360)	$ 7,905	$ (7,046)
Institutional Class
Shares sold	19,467	15,966	$ 508,460	$ 373,958
Reinvestment of distributions	2,061	-	53,560	-
Shares redeemed	(14,333)	(14,822)	(371,156)	(350,916)
Net increase (decrease)	7,195	1,144	$ 190,864	$ 23,042

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and the Shareholders of Fidelity Advisor Small Cap Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Small Cap Fund (a fund of Fidelity Advisor Series I) at November 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Small Cap Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

January 17, 2012

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 226 funds advised by FMR or an affiliate. Mr. Curvey oversees 429 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (58)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (67)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Robert W. Selander (61)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (67)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (61)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

Trustees and Officers - continued

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (42)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (47)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Thomas C. Hense (47)

Year of Election or Appointment: 2008 or 2010

Vice President of Fidelity's High Income (2008), Small Cap (2008), and Value (2010) Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (53)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (64)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (50)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Joseph F. Zambello (54)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (44)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President and Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II (2011-present), Assistant Treasurer of other Fidelity funds (2010-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (53)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Advisor Small Cap Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Institutional Class	12/19/2011	12/16/2011	$1.851
	01/09/2012	01/06/2012	$0.051

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2011 $377,027,078, or, if subsequently determined to be different, the net capital gain of such year.

The fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Small Cap Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2011 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has devoted increased resources to non-U.S. offices. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and enhancers. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools which permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in their deliberations, the Board considered the Investment Advisers' trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers, with 35 new branches opening since 2010.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) rationalizing product lines through the mergers of six funds into other funds; (iii) continuing to migrate the Freedom Funds to dedicated lower cost underlying funds; (iv) obtaining shareholder approval to broaden the investment strategies for Fidelity Consumer Finance Portfolio, Fidelity Emerging Asia Fund, and Fidelity Environment and Alternative Energy Portfolio; (v) contractually agreeing to reduce the management fees and impose other expense limitations on Spartan 500 Index Fund and U.S. Bond Index Fund in connection with launching new institutional classes of these funds; (vi) changing the name, primary and supplemental benchmarks, and investment policies of Fidelity Global Strategies Fund to support the fund's flexible investment mandate and global orientation; and (vii) reducing the transfer agency account fee rates on certain accounts.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2010, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor Small Cap Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Institutional Class (Class I) of the fund was in the fourth quartile for the one-year period, the second quartile for the three-year period, and the first quartile for the five-year period. The Board also noted that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for the three- and five-year periods, although the fund's one-year total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Annual Report

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 14% means that 86% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor Small Cap Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2010. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, and Institutional Class ranked below its competitive median for 2010 and the total expense ratio of each of Class T and Class C ranked above its competitive median for 2010. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Annual Report

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers and other key personnel and strategies for attracting and retaining non-investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) historical trends in Fidelity's realization of fall-out benefits; (vi) Fidelity's group fee structures and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and Fidelity's compliance practices with respect to performance adjustment calculations; (ix) the fee structures in place for certain other Fidelity clients; and (x) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expense ratios for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

ASCFI-UANN-0112
1.786698.108

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor® Stock Selector
Mid Cap
Fund - Class A, Class T, Class B
and Class C

(formerly Fidelity Advisor Mid Cap Fund)

Annual Report

November 30, 2011

Contents

Chairman's Message	(Click Here)	The Chairman's message to shareholders.
Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Managers' review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_James_C_Curvey)

Dear Shareholder:

The unusually high level of volatility that global equity markets have experienced since early August continued through the end of November. Most major indexes were unable to gain much traction during this time frame, as concern about the sovereign debt crisis in Europe continued to overshadow strong corporate earnings and better-than-expected economic news. High-grade bonds, meanwhile, fared slightly better amid periodic flights to quality. Financial markets are difficult to predict, of course, but you can help put the odds in your favor by following these time-tested investment principles.

One of the basic tenets is to invest according to your time horizon. For long-term investors, riding out the markets' inevitable ups and downs has proven much more effective than making decisions based on short-term developments. If your goal is approaching, you can also benefit from patience and restraint, rather than attempting to time the market. No matter your time horizon, missing only a few of the markets' best days can significantly diminish returns. Patience also affords the benefits of compounding - earning interest on additional income or reinvested dividends and capital gains. While staying the course doesn't eliminate risk, it can considerably lessen the negative impact of short-term downturns.

Asset allocation is another principle to manage risk. As you spread your portfolio among the asset classes, be sure to consider your time horizon, risk tolerance and investment objectives. Younger investors may be better served by emphasizing equities, which historically have been the best-performing asset class over time. Investors who are nearing a specific goal, such as retirement or sending a child to college, may choose to favor bonds and other investments that have tended to be more stable. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. After deciding on a suitable allocation strategy, make sure your portfolio is adequately diversified, with exposure to stocks of small-, mid- and large-cap companies in a range of sectors, for example. And today, more than ever, geographic diversification should be taken into account.

Lastly, investing a certain amount of money on a regular basis - a principle known as dollar-cost averaging - can help lower the average cost of your purchases, while also giving you the discipline to avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to learn more by visiting us on the Internet, dropping by one of our Investor Centers or calling us by phone. It is our privilege to provide the resources you need to choose investments that are right for you.

Sincerely,

(The acting chairman's signature appears here.)

James C. Curvey
Acting Chairman

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended November 30, 2011	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	-6.09%	-2.84%	4.26%
Class T (incl. 3.50% sales charge)	-4.05%	-2.56%	4.32%
Class B (incl. contingent deferred sales charge) A	-6.10%	-2.76%	4.31%
Class C (incl. contingent deferred sales charge) B	-2.09%	-2.41%	4.11%

A Class B shares' contingent deferred sales charges included in the past one year, past five years, and past 10 years total return figures are 5%, 2%, and 0%, respectively.

B Class C shares' contingent deferred sales charges included in the past one year, past five years, and past 10 years total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Stock Selector Mid Cap Fund - Class A on November 30, 2001, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the S&P MidCap 400® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks overcame a sharp summer drop to post solid gains for the year ending November 30, 2011. Bullishness in the first half of the period gave way to a sudden reversal in July and August, as debate over the U.S. debt ceiling, a downgrade of the country's long-term sovereign credit rating and more debt woes in Europe led the S&P 500® Index to its worst calendar-quarter finish in almost three years. However, in October, a possible solution to the eurozone debt crisis and encouraging U.S. economic data fueled a rally that pushed the broad-based index up roughly 11%, its highest monthly return since December 1991. Although a Congressional stalemate over deficit reductions kept volatility alive in November, the S&P 500® finished the year up 7.83%, while the blue-chip Dow Jones Industrial AverageSM added 12.39% and the technology-heavy Nasdaq Composite® Index rose 5.93%. Within the S&P 500®, sector performance was mixed, with financials (-10%) struggling, while the defensive utilities (+20%) and consumer staples (+16%) segments fared best. Small and mid-sized stocks posted more-modest gains than their large-cap counterparts, with the Russell 2000® and Russell Midcap® indexes adding 2.75% and 5.39%, respectively. Uncertainty in Europe hurt foreign developed-markets stocks, as the MSCI® EAFE® (Europe, Australasia, Far East) Index fell 4.01%.

Comments from Gordon Scott and Pierre Sorel, who became Co-Portfolio Managers of Fidelity Advisor® Stock Selector Mid Cap Fund on March 8, 2011, as part of the Stock Selector Mid Cap Group: For the year, the fund's Class A, Class T, Class B and Class C shares declined 0.36%, 0.57%, 1.16% and 1.10%, respectively (excluding sales charges), trailing the 5.10% gain of the S&P MidCap 400® Index. The fund adopted a multi-manager structure during the period, allocating assets in a sector neutral manner among a team of sector portfolio managers. Overall, stock picks in consumer discretionary, information technology, financials and consumer staples detracted. Positioning in telecommunication services and a subpar showing from the fund's foreign holdings, despite a generally weaker U.S. dollar, also hurt. Individually, discount retailer Dollar General was the biggest relative detractor. Other negatives included Akamai Technologies, a provider of Web-streaming services; mobile broadband solutions provider Tekelec; and toy maker Hasbro. Conversely, stock selection was notably additive since the management shift, mainly within consumer discretionary and materials. Individual boosts came from stakes in cloud-computing services provider Autonomy and information management services firm Iron Mountain. None of the stocks mentioned were in the index, and all of them were sold from the fund by period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2011 to November 30, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value June 1, 2011	Ending Account Value November 30, 2011	Expenses Paid During Period* June 1, 2011 to November 30, 2011
Class A	.99%
Actual		$ 1,000.00	$ 894.00	$ 4.70
HypotheticalA		$ 1,000.00	$ 1,020.10	$ 5.01
Class T	1.18%
Actual		$ 1,000.00	$ 893.10	$ 5.60
HypotheticalA		$ 1,000.00	$ 1,019.15	$ 5.97
Class B	1.79%
Actual		$ 1,000.00	$ 890.80	$ 8.48
HypotheticalA		$ 1,000.00	$ 1,016.09	$ 9.05
Class C	1.73%
Actual		$ 1,000.00	$ 890.80	$ 8.20
HypotheticalA		$ 1,000.00	$ 1,016.39	$ 8.74
Institutional Class	.69%
Actual		$ 1,000.00	$ 895.30	$ 3.28
HypotheticalA		$ 1,000.00	$ 1,021.61	$ 3.50

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of November 30, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Dollar Tree, Inc.	1.4	0.9
AMETEK, Inc.	1.3	1.0
Fairfax Financial Holdings Ltd. (sub. vtg.)	1.2	0.8
BE Aerospace, Inc.	1.2	1.0
Hansen Natural Corp.	1.1	0.8
ANSYS, Inc.	1.1	1.0
OGE Energy Corp.	1.1	1.1
MEDNAX, Inc.	1.0	0.8
PetSmart, Inc.	1.0	0.8
The Macerich Co.	1.0	0.9
	11.4
Top Five Market Sectors as of November 30, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	18.1	18.7
Industrials	15.1	13.9
Information Technology	15.0	16.1
Consumer Discretionary	13.7	12.7
Health Care	9.2	10.8
Asset Allocation (% of fund's net assets)
As of November 30, 2011 *		As of May 31, 2011 **
	Stocks, Investment Companies and Equity Futures 96.0%		Stocks, Investment Companies and Equity Futures 97.8%
	Short-Term Investments and Net Other Assets 4.0%		Short-Term Investments and Net Other Assets 2.2%
* Foreign investments	10.1%	** Foreign investments	13.2%

Annual Report

Investments November 30, 2011

Showing Percentage of Net Assets

Common Stocks - 95.3%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 13.7%
Auto Components - 0.9%
BorgWarner, Inc. (a)	263,200	$ 17,350
Distributors - 0.5%
LKQ Corp. (a)	344,300	10,511
Hotels, Restaurants & Leisure - 1.4%
BJ's Restaurants, Inc. (a)	75,600	3,635
Buffalo Wild Wings, Inc. (a)	95,200	6,138
Panera Bread Co. Class A (a)	116,408	16,691
		26,464
Household Durables - 1.5%
Jarden Corp.	241,700	7,527
Tempur-Pedic International, Inc. (a)	50,100	2,736
Toll Brothers, Inc. (a)	406,500	8,256
Tupperware Brands Corp.	172,900	10,073
		28,592
Multiline Retail - 1.4%
Dollar Tree, Inc. (a)	321,100	26,159
Specialty Retail - 5.5%
Abercrombie & Fitch Co. Class A	54,300	2,602
CarMax, Inc. (a)	92,400	2,657
Collective Brands, Inc. (a)(d)	219,000	3,055
Dick's Sporting Goods, Inc.	401,000	15,763
Limited Brands, Inc.	153,000	6,476
O'Reilly Automotive, Inc. (a)	113,900	8,798
PetSmart, Inc.	400,100	19,305
Ross Stores, Inc.	45,200	4,027
Sally Beauty Holdings, Inc. (a)	504,800	10,146
Tiffany & Co., Inc.	72,300	4,847
Tractor Supply Co.	263,600	19,040
Ulta Salon, Cosmetics & Fragrance, Inc. (a)	97,100	6,761
Vitamin Shoppe, Inc. (a)	63,300	2,330
		105,807
Textiles, Apparel & Luxury Goods - 2.5%
Deckers Outdoor Corp. (a)	94,200	10,263
Fossil, Inc. (a)	118,600	10,625
PVH Corp.	169,334	11,496
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Textiles, Apparel & Luxury Goods - continued
Under Armour, Inc. Class A (sub. vtg.) (a)(d)	119,400	$ 9,711
Warnaco Group, Inc. (a)	134,500	6,818
		48,913
TOTAL CONSUMER DISCRETIONARY		263,796
CONSUMER STAPLES - 3.9%
Beverages - 1.3%
Beam, Inc.	62,800	3,298
Hansen Natural Corp. (a)	234,200	21,593
		24,891
Food & Staples Retailing - 0.6%
United Natural Foods, Inc. (a)	101,495	3,890
Whole Foods Market, Inc.	111,300	7,580
		11,470
Food Products - 1.0%
Green Mountain Coffee Roasters, Inc. (a)	256,100	13,427
TreeHouse Foods, Inc. (a)	105,400	6,949
		20,376
Household Products - 1.0%
Church & Dwight Co., Inc.	420,400	18,603
TOTAL CONSUMER STAPLES		75,340
ENERGY - 7.5%
Energy Equipment & Services - 4.1%
Dresser-Rand Group, Inc. (a)	315,563	16,431
Ensco International Ltd. ADR	315,600	16,402
Helmerich & Payne, Inc.	172,800	9,843
Patterson-UTI Energy, Inc.	661,160	13,898
Petrofac Ltd.	272,700	6,201
Rowan Companies, Inc. (a)	438,700	14,876
		77,651
Oil, Gas & Consumable Fuels - 3.4%
Alpha Natural Resources, Inc. (a)	214,600	5,150
Atlas Pipeline Partners, LP	325,100	11,313
Cimarex Energy Co.	231,900	15,556
HollyFrontier Corp.	244,300	5,680
Pioneer Natural Resources Co.	57,900	5,474
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
SM Energy Co.	227,676	$ 18,098
Swift Energy Co. (a)	162,600	4,779
		66,050
TOTAL ENERGY		143,701
FINANCIALS - 18.1%
Capital Markets - 1.2%
Ashmore Group PLC	764,126	4,043
ICAP PLC	709,800	3,958
TD Ameritrade Holding Corp.	519,300	8,459
Waddell & Reed Financial, Inc. Class A	256,700	6,977
		23,437
Commercial Banks - 2.5%
Bank of the Ozarks, Inc.	262,900	7,453
CIT Group, Inc. (a)	323,100	10,940
FirstMerit Corp.	674,300	9,852
Huntington Bancshares, Inc.	2,063,000	10,831
Synovus Financial Corp.	4,676,100	6,967
Western Alliance Bancorp. (a)	432,800	2,722
		48,765
Consumer Finance - 1.4%
ACOM Co. Ltd. (a)(d)	242,580	3,912
Capital One Financial Corp.	314,100	14,028
SLM Corp.	769,700	9,914
		27,854
Diversified Financial Services - 0.6%
Interactive Brokers Group, Inc.	761,200	11,319
Insurance - 3.3%
Allied World Assurance Co. Holdings Ltd.	85,000	5,057
American Equity Investment Life Holding Co.	346,000	3,827
Fairfax Financial Holdings Ltd. (sub. vtg.)	55,900	22,854
Jardine Lloyd Thompson Group PLC	918,294	9,548
National Financial Partners Corp. (a)	438,509	6,051
Validus Holdings Ltd.	544,700	16,390
		63,727
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Real Estate Investment Trusts - 8.1%
Acadia Realty Trust (SBI)	428,300	$ 8,386
American Capital Agency Corp.	236,500	6,785
Camden Property Trust (SBI)	237,100	13,688
Chesapeake Lodging Trust	389,300	6,190
DDR Corp.	958,800	11,208
Douglas Emmett, Inc.	217,000	3,902
Essex Property Trust, Inc. (d)	132,400	17,589
Highwoods Properties, Inc. (SBI)	291,700	8,413
Lexington Corporate Properties Trust (d)	1,078,300	8,174
Post Properties, Inc.	234,500	9,378
Prologis, Inc.	115,900	3,224
Rayonier, Inc.	304,750	12,385
SL Green Realty Corp.	215,500	14,189
Terreno Realty Corp.	334,900	4,287
The Macerich Co.	382,200	19,148
Ventas, Inc.	177,142	9,346
		156,292
Real Estate Management & Development - 0.4%
Altisource Portfolio Solutions SA (a)	85,000	4,047
Jones Lang LaSalle, Inc.	55,700	3,588
		7,635
Thrifts & Mortgage Finance - 0.6%
Ocwen Financial Corp. (a)	830,900	10,943
TOTAL FINANCIALS		349,972
HEALTH CARE - 9.2%
Biotechnology - 1.6%
Alexion Pharmaceuticals, Inc. (a)	109,970	7,551
Cubist Pharmaceuticals, Inc. (a)	168,000	6,480
ONYX Pharmaceuticals, Inc. (a)	117,000	5,160
Regeneron Pharmaceuticals, Inc. (a)	80,000	4,754
Vertex Pharmaceuticals, Inc. (a)	193,200	5,601
		29,546
Health Care Equipment & Supplies - 2.0%
Gen-Probe, Inc. (a)	128,700	8,107
Hologic, Inc. (a)	847,200	14,919
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
Sirona Dental Systems, Inc. (a)	109,000	$ 4,844
The Cooper Companies, Inc.	179,000	10,966
		38,836
Health Care Providers & Services - 3.5%
Aetna, Inc.	200,000	8,364
Humana, Inc.	133,900	11,874
MEDNAX, Inc. (a)	288,200	19,425
PSS World Medical, Inc. (a)	269,400	6,568
VCA Antech, Inc. (a)	315,000	6,193
Wellcare Health Plans, Inc. (a)	266,200	15,559
		67,983
Life Sciences Tools & Services - 0.2%
Luminex Corp. (a)	192,900	4,005
Pharmaceuticals - 1.9%
Allergan, Inc.	70,000	5,860
Elan Corp. PLC sponsored ADR (a)	400,000	4,328
Perrigo Co.	74,000	7,245
Questcor Pharmaceuticals, Inc. (a)	134,000	6,023
ViroPharma, Inc. (a)	199,970	4,801
Watson Pharmaceuticals, Inc. (a)	120,000	7,754
		36,011
TOTAL HEALTH CARE		176,381
INDUSTRIALS - 15.1%
Aerospace & Defense - 2.6%
BE Aerospace, Inc. (a)	584,400	22,762
Esterline Technologies Corp. (a)	215,124	11,589
Precision Castparts Corp.	93,900	15,470
		49,821
Air Freight & Logistics - 0.6%
C.H. Robinson Worldwide, Inc.	155,700	10,667
Building Products - 1.5%
Lennox International, Inc.	442,500	14,660
Owens Corning (a)	527,200	15,131
		29,791
Commercial Services & Supplies - 0.1%
ACCO Brands Corp. (a)	297,100	2,802
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Electrical Equipment - 3.9%
AMETEK, Inc.	585,700	$ 25,091
Cooper Industries PLC Class A	247,700	13,755
Hubbell, Inc. Class B	264,400	17,297
Roper Industries, Inc.	221,900	18,904
		75,047
Machinery - 4.5%
Colfax Corp. (a)(d)	296,310	8,685
Cummins, Inc.	143,000	13,775
Graco, Inc.	327,800	14,092
Ingersoll-Rand PLC	490,100	16,232
Melrose PLC	1,518,878	8,159
SPX Corp.	222,300	14,094
WABCO Holdings, Inc. (a)	234,478	11,023
		86,060
Professional Services - 0.7%
Advisory Board Co. (a)	193,739	14,023
Trading Companies & Distributors - 1.2%
W.W. Grainger, Inc.	45,700	8,541
Watsco, Inc.	227,600	14,453
		22,994
TOTAL INDUSTRIALS		291,205
INFORMATION TECHNOLOGY - 15.0%
Communications Equipment - 1.3%
Motorola Solutions, Inc.	275,000	12,834
Polycom, Inc. (a)	700,000	11,830
		24,664
Electronic Equipment & Components - 1.7%
Aeroflex Holding Corp.	1,250,000	12,050
Arrow Electronics, Inc. (a)	325,000	11,882
Fabrinet (a)	375,000	5,321
Jabil Circuit, Inc.	200,000	4,054
		33,307
Internet Software & Services - 1.6%
Open Text Corp. (a)	200,000	11,403
Rackspace Hosting, Inc. (a)	350,000	15,183
Velti PLC (a)	550,000	4,070
		30,656
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
IT Services - 2.0%
Atos Origin SA	100,000	$ 4,861
Cognizant Technology Solutions Corp. Class A (a)	150,000	10,103
Fiserv, Inc. (a)	225,000	12,974
Paychex, Inc.	350,000	10,189
		38,127
Semiconductors & Semiconductor Equipment - 3.2%
Altera Corp.	150,000	5,651
Atmel Corp. (a)	800,000	7,096
Broadcom Corp. Class A	200,000	6,069
Ceva, Inc. (a)	250,000	7,203
Cypress Semiconductor Corp.	250,000	4,768
Freescale Semiconductor Holdings I Ltd.	450,000	5,702
NXP Semiconductors NV (a)	666,273	11,260
ON Semiconductor Corp. (a)	1,000,000	7,530
RF Micro Devices, Inc. (a)	1,250,000	7,788
		63,067
Software - 5.2%
Adobe Systems, Inc. (a)	350,000	9,597
ANSYS, Inc. (a)	325,000	20,140
BroadSoft, Inc. (a)(d)	250,000	8,770
Check Point Software Technologies Ltd. (a)	150,000	8,301
Citrix Systems, Inc. (a)	175,000	12,493
Informatica Corp. (a)	275,000	12,363
Magma Design Automation, Inc. (a)	1,500,000	8,580
Rovi Corp. (a)	225,000	6,244
salesforce.com, Inc. (a)	43,480	5,149
TIBCO Software, Inc. (a)	300,000	8,220
		99,857
TOTAL INFORMATION TECHNOLOGY		289,678
MATERIALS - 6.5%
Chemicals - 3.5%
Airgas, Inc.	109,000	8,388
Albemarle Corp.	303,200	16,533
Ashland, Inc.	198,200	11,024
FMC Corp.	96,600	8,107
Sherwin-Williams Co.	58,600	5,088
Common Stocks - continued
	Shares	Value (000s)
MATERIALS - continued
Chemicals - continued
Valspar Corp.	241,700	$ 8,914
W.R. Grace & Co. (a)	229,300	9,555
		67,609
Containers & Packaging - 2.1%
Aptargroup, Inc.	258,100	13,109
Ball Corp.	262,019	9,199
Rock-Tenn Co. Class A	165,000	9,611
Sonoco Products Co.	267,600	8,692
		40,611
Metals & Mining - 0.9%
Carpenter Technology Corp.	186,400	10,092
Reliance Steel & Aluminum Co.	149,300	7,332
		17,424
TOTAL MATERIALS		125,644
TELECOMMUNICATION SERVICES - 0.4%
Wireless Telecommunication Services - 0.4%
NII Holdings, Inc. (a)	190,000	4,372
SBA Communications Corp. Class A (a)	100,000	4,089
		8,461
UTILITIES - 5.9%
Electric Utilities - 3.5%
Cleco Corp.	495,700	17,915
Hawaiian Electric Industries, Inc.	591,600	15,328
Northeast Utilities	539,197	18,662
PNM Resources, Inc.	832,875	15,916
		67,821
Gas Utilities - 1.0%
National Fuel Gas Co.	207,570	12,029
UGI Corp.	264,600	7,927
		19,956
Independent Power Producers & Energy Traders - 0.3%
Black Hills Corp. (d)	187,100	6,128
Common Stocks - continued
	Shares	Value (000s)
UTILITIES - continued
Multi-Utilities - 1.1%
OGE Energy Corp.	379,900	$ 20,120
TOTAL UTILITIES		114,025
TOTAL COMMON STOCKS (Cost $1,890,667)		1,838,203
Investment Companies - 0.4%
Ashmore Global Opportunities Ltd.:
(United Kingdom)	393,111	3,791
(United States)	582,588	3,583
TOTAL INVESTMENT COMPANIES (Cost $11,618)		7,374
U.S. Treasury Obligations - 0.1%
Principal Amount (000s)
U.S. Treasury Bills, yield at date of purchase 0.02% 2/23/12 (e) (Cost $2,400)	$ 2,400	2,400
Money Market Funds - 6.2%
	Shares
Fidelity Cash Central Fund, 0.11% (b)	90,761,978	90,762
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	27,452,625	27,453
TOTAL MONEY MARKET FUNDS (Cost $118,215)		118,215
TOTAL INVESTMENT PORTFOLIO - 102.0% (Cost $2,022,900)		1,966,192
NET OTHER ASSETS (LIABILITIES) - (2.0)%		(38,168)
NET ASSETS - 100%		$ 1,928,024
Futures Contracts
	Expiration Date	Underlying Face Amount at Value (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Purchased
Equity Index Contracts
65 CME E-mini S&P Midcap 400 Index Contracts	Dec. 2011	$ 5,740	$ (25)

The face value of futures purchased as a percentage of net assets is 0.3%
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $1,120,000.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 146
Fidelity Securities Lending Cash Central Fund	374
Total	$ 520
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Ashmore Global Opportunities Ltd.	$ 32,933	$ -	$ 22,992	$ 267	$ -
Iridium Communications, Inc.*	35,667	-	31,223	-	-
Total	$ 68,600	$ -	$ 54,215	$ 267	$ -
* Includes Common Stock and Warrants
Other Information

The following is a summary of the inputs used, as of November 30, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 263,796	$ 263,796	$ -	$ -
Consumer Staples	75,340	75,340	-	-
Energy	143,701	143,701	-	-
Financials	349,972	346,060	3,912	-
Health Care	176,381	176,381	-	-
Industrials	291,205	291,205	-	-
Information Technology	289,678	289,678	-	-
Materials	125,644	125,644	-	-
Telecommunication Services	8,461	8,461	-	-
Utilities	114,025	114,025	-	-
Investment Companies	7,374	7,374	-	-
U.S. Government and Government Agency Obligations	2,400	-	2,400	-
Money Market Funds	118,215	118,215	-	-
Total Investments in Securities:	$ 1,966,192	$ 1,959,880	$ 6,312	$ -
Derivative Instruments:
Liabilities
Futures Contracts	$ (25)	$ (25)	$ -	$ -
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
(Amounts in thousands)
Investments in Securities:
Beginning Balance	$ 43,436
Total Realized Gain (Loss)	(1,986)
Total Unrealized Gain (Loss)	494
Cost of Purchases	-
Proceeds of Sales	(9,011)
Amortization/Accretion	-
Transfers in to Level 3	-
Transfers out of Level 3	(32,933)
Ending Balance	$ -
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at November 30, 2011	$ -

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by risk exposure as of November 30, 2011. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Risk Exposure / Derivative Type	Value (Amounts in thousands)
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ -	$ (25)
Total Value of Derivatives	$ -	$ (25)

(a) Reflects cumulative appreciation/(depreciation) on futures contracts as disclosed on the Schedule of Investments. Only the period end variation margin is separately disclosed on the Statement of Assets and Liabilities.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	89.9%
United Kingdom	2.2%
Ireland	1.8%
Canada	1.8%
Bermuda	1.1%
Others (Individually Less Than 1%)	3.2%
100.0%
Income Tax Information

At November 30, 2011, the Fund had a capital loss carryforward of approximately $928,565,000 of which $780,394,000 and $148,171,000 will expire in fiscal 2016 and 2017, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	November 30, 2011

Assets
Investment in securities, at value (including securities loaned of $27,911) - See accompanying schedule: Unaffiliated issuers (cost $1,904,685)	$ 1,847,977
Fidelity Central Funds (cost $118,215)	118,215
Total Investments (cost $2,022,900)		$ 1,966,192
Cash		42
Receivable for investments sold		22,334
Receivable for fund shares sold		688
Dividends receivable		2,149
Distributions receivable from Fidelity Central Funds		150
Receivable for daily variation margin on futures contracts		336
Prepaid expenses		7
Other receivables		25
Total assets		1,991,923

Liabilities
Payable for investments purchased	$ 28,271
Payable for fund shares redeemed	5,911
Accrued management fee	1,130
Distribution and service plan fees payable	648
Other affiliated payables	438
Other payables and accrued expenses	48
Collateral on securities loaned, at value	27,453
Total liabilities		63,899

Net Assets		$ 1,928,024
Net Assets consist of:
Paid in capital		$ 2,919,690
Undistributed net investment income		6,058
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(940,929)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(56,795)
Net Assets		$ 1,928,024

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2011

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($644,448 ÷ 33,653 shares)	$ 19.15

Maximum offering price per share (100/94.25 of $19.15)	$ 20.32
Class T: Net Asset Value and redemption price per share ($871,207 ÷ 45,140 shares)	$ 19.30

Maximum offering price per share (100/96.50 of $19.30)	$ 20.00
Class B: Net Asset Value and offering price per share ($28,278 ÷ 1,576 shares)A	$ 17.94

Class C: Net Asset Value and offering price per share ($149,611 ÷ 8,336 shares)A	$ 17.95

Institutional Class: Net Asset Value, offering price and redemption price per share ($234,480 ÷ 11,719 shares)	$ 20.01

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended November 30, 2011

Investment Income
Dividends (including $267 earned from other affiliated issuers)		$ 24,943
Special dividends		6,661
Interest		1
Income from Fidelity Central Funds		520
Total income		32,125

Expenses
Management fee Basic fee	$ 13,813
Performance adjustment	(4,849)
Transfer agent fees	5,775
Distribution and service plan fees	9,822
Accounting and security lending fees	752
Custodian fees and expenses	108
Independent trustees' compensation	15
Registration fees	95
Audit	60
Legal	18
Interest	1
Miscellaneous	29
Total expenses before reductions	25,639
Expense reductions	(347)	25,292
Net investment income (loss)		6,833
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	496,242
Other affiliated issuers	(1,198)
Foreign currency transactions	(27)
Futures contracts	(525)
Total net realized gain (loss)		494,492
Change in net unrealized appreciation (depreciation) on: Investment securities	(475,222)
Assets and liabilities in foreign currencies	3
Futures contracts	(25)
Total change in net unrealized appreciation (depreciation)		(475,244)
Net gain (loss)		19,248
Net increase (decrease) in net assets resulting from operations		$ 26,081

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2011	Year ended November 30, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 6,833	$ (7,179)
Net realized gain (loss)	494,492	461,685
Change in net unrealized appreciation (depreciation)	(475,244)	124,206
Net increase (decrease) in net assets resulting from operations	26,081	578,712
Distributions to shareholders from net investment income	-	(3,028)
Distributions to shareholders from net realized gain	-	(4,334)
Total distributions	-	(7,362)
Share transactions - net increase (decrease)	(942,625)	(788,496)
Total increase (decrease) in net assets	(916,544)	(217,146)

Net Assets
Beginning of period	2,844,568	3,061,714
End of period (including undistributed net investment income of $6,058 and $0, respectively)	$ 1,928,024	$ 2,844,568

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 19.22	$ 15.75	$ 10.52	$ 26.93	$ 26.10
Income from Investment Operations
Net investment income (loss) C	.08 F	(.02)	.03	- I	(.12)
Net realized and unrealized gain (loss)	(.15) G	3.55	5.20	(12.94)	3.02
Total from investment operations	(.07)	3.53	5.23	(12.94)	2.90
Distributions from net investment income	-	(.03) J	-	-	-
Distributions from net realized gain	-	(.03) J	-	(3.47)	(2.07)
Total distributions	-	(.06)	-	(3.47)	(2.07)
Net asset value, end of period	$ 19.15	$ 19.22	$ 15.75	$ 10.52	$ 26.93
Total Return A,B	(.36)%	22.48%	49.71%	(55.09)%	11.97%
Ratios to Average Net Assets D,H
Expenses before reductions	.92%	.86%	.83%	1.10%	1.10%
Expenses net of fee waivers, if any	.92%	.86%	.83%	1.10%	1.10%
Expenses net of all reductions	.91%	.84%	.81%	1.08%	1.09%
Net investment income (loss)	.39% F	(.12)%	.25%	.01%	(.44)%
Supplemental Data
Net assets, end of period (in millions)	$ 644	$ 945	$ 906	$ 712	$ 1,850
Portfolio turnover rate E	198%	141%	244%	199%	101%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.05 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .12%.

G The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

J The amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 19.41	$ 15.89	$ 10.64	$ 27.16	$ 26.31
Income from Investment Operations
Net investment income (loss) C	.04 F	(.05)	.01	(.03)	(.17)
Net realized and unrealized gain (loss)	(.15) G	3.59	5.24	(13.08)	3.04
Total from investment operations	(.11)	3.54	5.25	(13.11)	2.87
Distributions from net realized gain	-	(.02) I	-	(3.41)	(2.02)
Net asset value, end of period	$ 19.30	$ 19.41	$ 15.89	$ 10.64	$ 27.16
Total Return A,B	(.57)%	22.31%	49.34%	(55.14)%	11.73%
Ratios to Average Net Assets D,H
Expenses before reductions	1.11%	1.03%	1.02%	1.28%	1.30%
Expenses net of fee waivers, if any	1.11%	1.03%	1.02%	1.28%	1.30%
Expenses net of all reductions	1.10%	1.01%	.99%	1.27%	1.29%
Net investment income (loss)	.20% F	(.30)%	.07%	(.17)%	(.63)%
Supplemental Data
Net assets, end of period (in millions)	$ 871	$ 1,282	$ 1,520	$ 1,368	$ 3,946
Portfolio turnover rate E	198%	141%	244%	199%	101%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.05 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.07)%.

G The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I The amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 18.15	$ 14.93	$ 10.05	$ 25.80	$ 25.06
Income from Investment Operations
Net investment income (loss) C	(.07) F	(.15)	(.06)	(.15)	(.32)
Net realized and unrealized gain (loss)	(.14) G	3.37	4.94	(12.38)	2.92
Total from investment operations	(.21)	3.22	4.88	(12.53)	2.60
Distributions from net realized gain	-	-	-	(3.22)	(1.86)
Net asset value, end of period	$ 17.94	$ 18.15	$ 14.93	$ 10.05	$ 25.80
Total Return A,B	(1.16)%	21.57%	48.56%	(55.43)%	11.08%
Ratios to Average Net Assets D,H
Expenses before reductions	1.71%	1.63%	1.59%	1.89%	1.91%
Expenses net of fee waivers, if any	1.71%	1.63%	1.59%	1.89%	1.91%
Expenses net of all reductions	1.70%	1.61%	1.57%	1.88%	1.90%
Net investment income (loss)	(.40)% F	(.90)%	(.51)%	(.78)%	(1.24)%
Supplemental Data
Net assets, end of period (in millions)	$ 28	$ 75	$ 131	$ 162	$ 621
Portfolio turnover rate E	198%	141%	244%	199%	101%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.05 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.67)%.

G The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 18.15	$ 14.93	$ 10.05	$ 25.82	$ 25.09
Income from Investment Operations
Net investment income (loss) C	(.07) F	(.14)	(.06)	(.14)	(.30)
Net realized and unrealized gain (loss)	(.13) G	3.36	4.94	(12.37)	2.91
Total from investment operations	(.20)	3.22	4.88	(12.51)	2.61
Distributions from net realized gain	-	-	-	(3.26)	(1.88)
Net asset value, end of period	$ 17.95	$ 18.15	$ 14.93	$ 10.05	$ 25.82
Total Return A,B	(1.10)%	21.57%	48.56%	(55.39)%	11.13%
Ratios to Average Net Assets D,H
Expenses before reductions	1.66%	1.60%	1.58%	1.85%	1.86%
Expenses net of fee waivers, if any	1.66%	1.60%	1.58%	1.85%	1.86%
Expenses net of all reductions	1.65%	1.58%	1.55%	1.84%	1.85%
Net investment income (loss)	(.35)% F	(.86)%	(.50)%	(.74)%	(1.19)%
Supplemental Data
Net assets, end of period (in millions)	$ 150	$ 189	$ 186	$ 161	$ 486
Portfolio turnover rate E	198%	141%	244%	199%	101%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.05 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.62)%.

G The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 20.02	$ 16.40	$ 10.92	$ 27.81	$ 26.90
Income from Investment Operations
Net investment income (loss) B	.14 E	.04	.08	.07	(.04)
Net realized and unrealized gain (loss)	(.15) F	3.69	5.40	(13.41)	3.11
Total from investment operations	(.01)	3.73	5.48	(13.34)	3.07
Distributions from net investment income	-	(.08) H	-	-	-
Distributions from net realized gain	-	(.03) H	-	(3.55)	(2.16)
Total distributions	-	(.11)	-	(3.55)	(2.16)
Net asset value, end of period	$ 20.01	$ 20.02	$ 16.40	$ 10.92	$ 27.81
Total Return A	(.05)%	22.86%	50.18%	(54.92)%	12.29%
Ratios to Average Net Assets C,G
Expenses before reductions	.62%	.54%	.50%	.79%	.80%
Expenses net of fee waivers, if any	.62%	.54%	.50%	.79%	.80%
Expenses net of all reductions	.61%	.52%	.47%	.77%	.80%
Net investment income (loss)	.69% E	.20%	.59%	.32%	(.14)%
Supplemental Data
Net assets, end of period (in millions)	$ 234	$ 354	$ 319	$ 267	$ 1,006
Portfolio turnover rate D	198%	141%	244%	199%	101%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.06 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .42%.

F The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H The amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2011

(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor Stock Selector Mid Cap Fund (the Fund) (formerly Fidelity Advisor Mid Cap Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm are available on the SEC web site or upon request.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of November 30, 2011, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For U.S. government and government agency obligations, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of November 30, 2011, the Fund did not have any unrecognized tax benefits in the financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 109,592
Gross unrealized depreciation	(173,004)
Net unrealized appreciation (depreciation) on securities and other investments	$ (63,412)

Tax Cost	$ 2,029,604

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 6,059
Capital loss carryforward	$ (928,565)
Net unrealized appreciation (depreciation)	$ (63,474)

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the Act), the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund's first fiscal year end subject to the Act will be November 30, 2012.

The tax character of distributions paid was as follows:

	November 30, 2011	November 30, 2010
Ordinary Income	$ -	$ 7,362

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund used derivative instruments (derivatives), including futures contracts, in order to meet its investment objectives. The strategy is to use derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to sell the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. The Fund's maximum risk of loss from counterparty credit risk is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. Counterparty risk related to exchange-traded futures contracts is minimal because of the protection provided by the exchange on which they trade. Derivatives involve, to varying degrees, risk of loss in excess of the amounts recognized in the Statement of Assets and Liabilities.

Annual Report

4. Derivative Instruments - continued

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

The underlying face amount at value of open futures contracts at period end is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end and is representative of activity for the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

Certain risks arise upon entering into futures contracts, including the risk that an illiquid market limits the ability to close out a futures contract prior to settlement date.

During the period the Fund recognized net realized gain (loss) of $(525) and a change in net unrealized appreciation (depreciation) of $(25) related to its investment in futures contracts. These amounts are included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $4,749,719 and $5,712,518, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the Institutional

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

6. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

Class of the Fund as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .36% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 2,045	$ 22
Class T	.25%	.25%	5,564	29
Class B	.75%	.25%	459	345
Class C	.75%	.25%	1,754	66
			$ 9,822	$ 462

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B, 1.00% for Class C, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 45
Class T	20
Class B*	55
Class C*	6
$ 126

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 2,169.27
Class T	2,330.21
Class B	137.30
Class C	448.26
Institutional Class	691.22
	$ 5,775

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $106 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 4,341.44%		$ 1

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $8 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $374, including $1 from securities loaned to FCM.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $346 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $1.

Annual Report

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2011	2010
From net investment income
Class A	$ -	$ 1,569
Institutional Class	-	1,459
Total	$ -	$ 3,028
From net realized gain
Class A	$ -	$ 1,745
Class T	-	1,999
Institutional Class	-	590
Total	$ -	$ 4,334

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2011	2010	2011	2010
Class A
Shares sold	5,699	9,565	$ 114,532	$ 164,859
Reinvestment of distributions	-	198	-	3,145
Shares redeemed	(21,205)	(18,100)	(427,460)	(307,931)
Net increase (decrease)	(15,506)	(8,337)	$ (312,928)	$ (139,927)
Class T
Shares sold	6,474	12,668	$ 130,173	$ 219,338
Reinvestment of distributions	-	121	-	1,943
Shares redeemed	(27,363)	(42,409)	(549,302)	(730,380)
Net increase (decrease)	(20,889)	(29,620)	$ (419,129)	$ (509,099)
Class B
Shares sold	21	208	$ 390	$ 3,335
Shares redeemed	(2,556)	(4,862)	(48,788)	(78,978)
Net increase (decrease)	(2,535)	(4,654)	$ (48,398)	$ (75,643)
Class C
Shares sold	457	838	$ 8,531	$ 13,829
Shares redeemed	(2,548)	(2,888)	(47,257)	(46,647)
Net increase (decrease)	(2,091)	(2,050)	$ (38,726)	$ (32,818)
Institutional Class
Shares sold	4,582	4,053	$ 96,229	$ 71,645
Reinvestment of distributions	-	112	-	1,850
Shares redeemed	(10,547)	(5,923)	(219,673)	(104,504)
Net increase (decrease)	(5,965)	(1,758)	$ (123,444)	$ (31,009)

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Stock Selector Mid Cap Fund (formerly Fidelity Advisor Mid Cap Fund):

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Stock Selector Mid Cap Fund (formerly Fidelity Advisor Mid Cap Fund) (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments, as of November 30, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2011, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Stock Selector Mid Cap Fund as of November 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 20, 2012

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 226 funds advised by FMR or an affiliate. Mr. Curvey oversees 429 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (58)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (67)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Robert W. Selander (61)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (67)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (61)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (42)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (46)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (47)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (53)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (64)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (50)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Joseph F. Zambello (54)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (44)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President and Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II (2011-present), Assistant Treasurer of other Fidelity funds (2010-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (53)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Stock Selector Mid Cap Fund (formerly known as Fidelity Advisor Mid Cap Fund)

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2011 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has devoted increased resources to non U.S. offices. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and enhancers. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools which permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in their deliberations, the Board considered the Investment Advisers' trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers, with 35 new branches opening since 2010.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) rationalizing product lines through the mergers of six funds into other funds; (iii) continuing to migrate the Freedom Funds to dedicated lower cost underlying funds; (iv) obtaining shareholder approval to broaden the investment strategies for Fidelity Consumer Finance Portfolio, Fidelity Emerging Asia Fund, and Fidelity Environment and Alternative Energy Portfolio; (v) contractually agreeing to reduce the management fees and impose other expense limitations on Spartan 500 Index Fund and U.S. Bond Index Fund in connection with launching new institutional classes of these funds; (vi) changing the name, primary and supplemental benchmarks, and investment policies of Fidelity Global Strategies Fund to support the fund's flexible investment mandate and global orientation; and (vii) reducing the transfer agency account fee rates on certain accounts.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2010, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor Stock Selector Mid Cap Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Institutional Class (Class I) of the fund was in the second quartile for the one-year period and the fourth quartile for the three- and five-year periods. The Board also noted that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Annual Report

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor Stock Selector Mid Cap Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2010. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2010. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios.

Annual Report

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers and other key personnel and strategies for attracting and retaining non-investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) historical trends in Fidelity's realization of fall-out benefits; (vi) Fidelity's group fee structures and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and Fidelity's compliance practices with respect to performance adjustment calculations; (ix) the fee structures in place for certain other Fidelity clients; and (x) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expense ratios for certain funds and classes.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

MC-UANN-0112
1.786695.108

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor® Stock Selector
Mid Cap
Fund - Institutional Class

(formerly Fidelity Advisor Mid Cap Fund)

Annual Report

November 30, 2011

Contents

Chairman's Message	(Click Here)	The Chairman's message to shareholders.
Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Managers' review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_James_C_Curvey)

Dear Shareholder:

The unusually high level of volatility that global equity markets have experienced since early August continued through the end of November. Most major indexes were unable to gain much traction during this time frame, as concern about the sovereign debt crisis in Europe continued to overshadow strong corporate earnings and better-than-expected economic news. High-grade bonds, meanwhile, fared slightly better amid periodic flights to quality. Financial markets are difficult to predict, of course, but you can help put the odds in your favor by following these time-tested investment principles.

One of the basic tenets is to invest according to your time horizon. For long-term investors, riding out the markets' inevitable ups and downs has proven much more effective than making decisions based on short-term developments. If your goal is approaching, you can also benefit from patience and restraint, rather than attempting to time the market. No matter your time horizon, missing only a few of the markets' best days can significantly diminish returns. Patience also affords the benefits of compounding - earning interest on additional income or reinvested dividends and capital gains. While staying the course doesn't eliminate risk, it can considerably lessen the negative impact of short-term downturns.

Asset allocation is another principle to manage risk. As you spread your portfolio among the asset classes, be sure to consider your time horizon, risk tolerance and investment objectives. Younger investors may be better served by emphasizing equities, which historically have been the best-performing asset class over time. Investors who are nearing a specific goal, such as retirement or sending a child to college, may choose to favor bonds and other investments that have tended to be more stable. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. After deciding on a suitable allocation strategy, make sure your portfolio is adequately diversified, with exposure to stocks of small-, mid- and large-cap companies in a range of sectors, for example. And today, more than ever, geographic diversification should be taken into account.

Lastly, investing a certain amount of money on a regular basis - a principle known as dollar-cost averaging - can help lower the average cost of your purchases, while also giving you the discipline to avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to learn more by visiting us on the Internet, dropping by one of our Investor Centers or calling us by phone. It is our privilege to provide the resources you need to choose investments that are right for you.

Sincerely,

(The acting chairman's signature appears here.)

James C. Curvey
Acting Chairman

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended November 30, 2011	Past 1 year	Past 5 years	Past 10 years
Institutional Class	-0.05%	-1.37%	5.25%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Stock Selector Mid Cap Fund - Institutional Class on November 30, 2001. The chart shows how the value of your investment would have changed, and also shows how the S&P MidCap 400® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks overcame a sharp summer drop to post solid gains for the year ending November 30, 2011. Bullishness in the first half of the period gave way to a sudden reversal in July and August, as debate over the U.S. debt ceiling, a downgrade of the country's long-term sovereign credit rating and more debt woes in Europe led the S&P 500® Index to its worst calendar-quarter finish in almost three years. However, in October, a possible solution to the eurozone debt crisis and encouraging U.S. economic data fueled a rally that pushed the broad-based index up roughly 11%, its highest monthly return since December 1991. Although a Congressional stalemate over deficit reductions kept volatility alive in November, the S&P 500® finished the year up 7.83%, while the blue-chip Dow Jones Industrial AverageSM added 12.39% and the technology-heavy Nasdaq Composite® Index rose 5.93%. Within the S&P 500®, sector performance was mixed, with financials (-10%) struggling, while the defensive utilities (+20%) and consumer staples (+16%) segments fared best. Small and mid-sized stocks posted more-modest gains than their large-cap counterparts, with the Russell 2000® and Russell Midcap® indexes adding 2.75% and 5.39%, respectively. Uncertainty in Europe hurt foreign developed-markets stocks, as the MSCI® EAFE® (Europe, Australasia, Far East) Index fell 4.01%.

Comments from Gordon Scott and Pierre Sorel, who became Co-Portfolio Managers of Fidelity Advisor® Stock Selector Mid Cap Fund on March 8, 2011, as part of the Stock Selector Mid Cap Group: For the year, the fund's Institutional Class shares declined 0.05%, significantly trailing the 5.10% gain of the S&P MidCap 400® Index. The fund adopted a multi-manager structure during the period, allocating assets in a sector neutral manner among a team of sector portfolio managers. Overall, stock picks in consumer discretionary, information technology, financials and consumer staples detracted. Positioning in telecommunication services and a subpar showing from the fund's foreign holdings, despite a generally weaker U.S. dollar, also hurt. Individually, discount retailer Dollar General was the biggest relative detractor. Other negatives included Akamai Technologies, a provider of Web-streaming services; mobile broadband solutions provider Tekelec; and toy maker Hasbro. Conversely, stock selection was notably additive since the management shift, mainly within consumer discretionary and materials. Individual boosts came from stakes in cloud-computing services provider Autonomy and information management services firm Iron Mountain. None of the stocks mentioned were in the index, and all of them were sold from the fund by period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2011 to November 30, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value June 1, 2011	Ending Account Value November 30, 2011	Expenses Paid During Period* June 1, 2011 to November 30, 2011
Class A	.99%
Actual		$ 1,000.00	$ 894.00	$ 4.70
HypotheticalA		$ 1,000.00	$ 1,020.10	$ 5.01
Class T	1.18%
Actual		$ 1,000.00	$ 893.10	$ 5.60
HypotheticalA		$ 1,000.00	$ 1,019.15	$ 5.97
Class B	1.79%
Actual		$ 1,000.00	$ 890.80	$ 8.48
HypotheticalA		$ 1,000.00	$ 1,016.09	$ 9.05
Class C	1.73%
Actual		$ 1,000.00	$ 890.80	$ 8.20
HypotheticalA		$ 1,000.00	$ 1,016.39	$ 8.74
Institutional Class	.69%
Actual		$ 1,000.00	$ 895.30	$ 3.28
HypotheticalA		$ 1,000.00	$ 1,021.61	$ 3.50

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of November 30, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Dollar Tree, Inc.	1.4	0.9
AMETEK, Inc.	1.3	1.0
Fairfax Financial Holdings Ltd. (sub. vtg.)	1.2	0.8
BE Aerospace, Inc.	1.2	1.0
Hansen Natural Corp.	1.1	0.8
ANSYS, Inc.	1.1	1.0
OGE Energy Corp.	1.1	1.1
MEDNAX, Inc.	1.0	0.8
PetSmart, Inc.	1.0	0.8
The Macerich Co.	1.0	0.9
	11.4
Top Five Market Sectors as of November 30, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	18.1	18.7
Industrials	15.1	13.9
Information Technology	15.0	16.1
Consumer Discretionary	13.7	12.7
Health Care	9.2	10.8
Asset Allocation (% of fund's net assets)
As of November 30, 2011 *		As of May 31, 2011 **
	Stocks, Investment Companies and Equity Futures 96.0%		Stocks, Investment Companies and Equity Futures 97.8%
	Short-Term Investments and Net Other Assets 4.0%		Short-Term Investments and Net Other Assets 2.2%
* Foreign investments	10.1%	** Foreign investments	13.2%

Annual Report

Investments November 30, 2011

Showing Percentage of Net Assets

Common Stocks - 95.3%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 13.7%
Auto Components - 0.9%
BorgWarner, Inc. (a)	263,200	$ 17,350
Distributors - 0.5%
LKQ Corp. (a)	344,300	10,511
Hotels, Restaurants & Leisure - 1.4%
BJ's Restaurants, Inc. (a)	75,600	3,635
Buffalo Wild Wings, Inc. (a)	95,200	6,138
Panera Bread Co. Class A (a)	116,408	16,691
		26,464
Household Durables - 1.5%
Jarden Corp.	241,700	7,527
Tempur-Pedic International, Inc. (a)	50,100	2,736
Toll Brothers, Inc. (a)	406,500	8,256
Tupperware Brands Corp.	172,900	10,073
		28,592
Multiline Retail - 1.4%
Dollar Tree, Inc. (a)	321,100	26,159
Specialty Retail - 5.5%
Abercrombie & Fitch Co. Class A	54,300	2,602
CarMax, Inc. (a)	92,400	2,657
Collective Brands, Inc. (a)(d)	219,000	3,055
Dick's Sporting Goods, Inc.	401,000	15,763
Limited Brands, Inc.	153,000	6,476
O'Reilly Automotive, Inc. (a)	113,900	8,798
PetSmart, Inc.	400,100	19,305
Ross Stores, Inc.	45,200	4,027
Sally Beauty Holdings, Inc. (a)	504,800	10,146
Tiffany & Co., Inc.	72,300	4,847
Tractor Supply Co.	263,600	19,040
Ulta Salon, Cosmetics & Fragrance, Inc. (a)	97,100	6,761
Vitamin Shoppe, Inc. (a)	63,300	2,330
		105,807
Textiles, Apparel & Luxury Goods - 2.5%
Deckers Outdoor Corp. (a)	94,200	10,263
Fossil, Inc. (a)	118,600	10,625
PVH Corp.	169,334	11,496
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Textiles, Apparel & Luxury Goods - continued
Under Armour, Inc. Class A (sub. vtg.) (a)(d)	119,400	$ 9,711
Warnaco Group, Inc. (a)	134,500	6,818
		48,913
TOTAL CONSUMER DISCRETIONARY		263,796
CONSUMER STAPLES - 3.9%
Beverages - 1.3%
Beam, Inc.	62,800	3,298
Hansen Natural Corp. (a)	234,200	21,593
		24,891
Food & Staples Retailing - 0.6%
United Natural Foods, Inc. (a)	101,495	3,890
Whole Foods Market, Inc.	111,300	7,580
		11,470
Food Products - 1.0%
Green Mountain Coffee Roasters, Inc. (a)	256,100	13,427
TreeHouse Foods, Inc. (a)	105,400	6,949
		20,376
Household Products - 1.0%
Church & Dwight Co., Inc.	420,400	18,603
TOTAL CONSUMER STAPLES		75,340
ENERGY - 7.5%
Energy Equipment & Services - 4.1%
Dresser-Rand Group, Inc. (a)	315,563	16,431
Ensco International Ltd. ADR	315,600	16,402
Helmerich & Payne, Inc.	172,800	9,843
Patterson-UTI Energy, Inc.	661,160	13,898
Petrofac Ltd.	272,700	6,201
Rowan Companies, Inc. (a)	438,700	14,876
		77,651
Oil, Gas & Consumable Fuels - 3.4%
Alpha Natural Resources, Inc. (a)	214,600	5,150
Atlas Pipeline Partners, LP	325,100	11,313
Cimarex Energy Co.	231,900	15,556
HollyFrontier Corp.	244,300	5,680
Pioneer Natural Resources Co.	57,900	5,474
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
SM Energy Co.	227,676	$ 18,098
Swift Energy Co. (a)	162,600	4,779
		66,050
TOTAL ENERGY		143,701
FINANCIALS - 18.1%
Capital Markets - 1.2%
Ashmore Group PLC	764,126	4,043
ICAP PLC	709,800	3,958
TD Ameritrade Holding Corp.	519,300	8,459
Waddell & Reed Financial, Inc. Class A	256,700	6,977
		23,437
Commercial Banks - 2.5%
Bank of the Ozarks, Inc.	262,900	7,453
CIT Group, Inc. (a)	323,100	10,940
FirstMerit Corp.	674,300	9,852
Huntington Bancshares, Inc.	2,063,000	10,831
Synovus Financial Corp.	4,676,100	6,967
Western Alliance Bancorp. (a)	432,800	2,722
		48,765
Consumer Finance - 1.4%
ACOM Co. Ltd. (a)(d)	242,580	3,912
Capital One Financial Corp.	314,100	14,028
SLM Corp.	769,700	9,914
		27,854
Diversified Financial Services - 0.6%
Interactive Brokers Group, Inc.	761,200	11,319
Insurance - 3.3%
Allied World Assurance Co. Holdings Ltd.	85,000	5,057
American Equity Investment Life Holding Co.	346,000	3,827
Fairfax Financial Holdings Ltd. (sub. vtg.)	55,900	22,854
Jardine Lloyd Thompson Group PLC	918,294	9,548
National Financial Partners Corp. (a)	438,509	6,051
Validus Holdings Ltd.	544,700	16,390
		63,727
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Real Estate Investment Trusts - 8.1%
Acadia Realty Trust (SBI)	428,300	$ 8,386
American Capital Agency Corp.	236,500	6,785
Camden Property Trust (SBI)	237,100	13,688
Chesapeake Lodging Trust	389,300	6,190
DDR Corp.	958,800	11,208
Douglas Emmett, Inc.	217,000	3,902
Essex Property Trust, Inc. (d)	132,400	17,589
Highwoods Properties, Inc. (SBI)	291,700	8,413
Lexington Corporate Properties Trust (d)	1,078,300	8,174
Post Properties, Inc.	234,500	9,378
Prologis, Inc.	115,900	3,224
Rayonier, Inc.	304,750	12,385
SL Green Realty Corp.	215,500	14,189
Terreno Realty Corp.	334,900	4,287
The Macerich Co.	382,200	19,148
Ventas, Inc.	177,142	9,346
		156,292
Real Estate Management & Development - 0.4%
Altisource Portfolio Solutions SA (a)	85,000	4,047
Jones Lang LaSalle, Inc.	55,700	3,588
		7,635
Thrifts & Mortgage Finance - 0.6%
Ocwen Financial Corp. (a)	830,900	10,943
TOTAL FINANCIALS		349,972
HEALTH CARE - 9.2%
Biotechnology - 1.6%
Alexion Pharmaceuticals, Inc. (a)	109,970	7,551
Cubist Pharmaceuticals, Inc. (a)	168,000	6,480
ONYX Pharmaceuticals, Inc. (a)	117,000	5,160
Regeneron Pharmaceuticals, Inc. (a)	80,000	4,754
Vertex Pharmaceuticals, Inc. (a)	193,200	5,601
		29,546
Health Care Equipment & Supplies - 2.0%
Gen-Probe, Inc. (a)	128,700	8,107
Hologic, Inc. (a)	847,200	14,919
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
Sirona Dental Systems, Inc. (a)	109,000	$ 4,844
The Cooper Companies, Inc.	179,000	10,966
		38,836
Health Care Providers & Services - 3.5%
Aetna, Inc.	200,000	8,364
Humana, Inc.	133,900	11,874
MEDNAX, Inc. (a)	288,200	19,425
PSS World Medical, Inc. (a)	269,400	6,568
VCA Antech, Inc. (a)	315,000	6,193
Wellcare Health Plans, Inc. (a)	266,200	15,559
		67,983
Life Sciences Tools & Services - 0.2%
Luminex Corp. (a)	192,900	4,005
Pharmaceuticals - 1.9%
Allergan, Inc.	70,000	5,860
Elan Corp. PLC sponsored ADR (a)	400,000	4,328
Perrigo Co.	74,000	7,245
Questcor Pharmaceuticals, Inc. (a)	134,000	6,023
ViroPharma, Inc. (a)	199,970	4,801
Watson Pharmaceuticals, Inc. (a)	120,000	7,754
		36,011
TOTAL HEALTH CARE		176,381
INDUSTRIALS - 15.1%
Aerospace & Defense - 2.6%
BE Aerospace, Inc. (a)	584,400	22,762
Esterline Technologies Corp. (a)	215,124	11,589
Precision Castparts Corp.	93,900	15,470
		49,821
Air Freight & Logistics - 0.6%
C.H. Robinson Worldwide, Inc.	155,700	10,667
Building Products - 1.5%
Lennox International, Inc.	442,500	14,660
Owens Corning (a)	527,200	15,131
		29,791
Commercial Services & Supplies - 0.1%
ACCO Brands Corp. (a)	297,100	2,802
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Electrical Equipment - 3.9%
AMETEK, Inc.	585,700	$ 25,091
Cooper Industries PLC Class A	247,700	13,755
Hubbell, Inc. Class B	264,400	17,297
Roper Industries, Inc.	221,900	18,904
		75,047
Machinery - 4.5%
Colfax Corp. (a)(d)	296,310	8,685
Cummins, Inc.	143,000	13,775
Graco, Inc.	327,800	14,092
Ingersoll-Rand PLC	490,100	16,232
Melrose PLC	1,518,878	8,159
SPX Corp.	222,300	14,094
WABCO Holdings, Inc. (a)	234,478	11,023
		86,060
Professional Services - 0.7%
Advisory Board Co. (a)	193,739	14,023
Trading Companies & Distributors - 1.2%
W.W. Grainger, Inc.	45,700	8,541
Watsco, Inc.	227,600	14,453
		22,994
TOTAL INDUSTRIALS		291,205
INFORMATION TECHNOLOGY - 15.0%
Communications Equipment - 1.3%
Motorola Solutions, Inc.	275,000	12,834
Polycom, Inc. (a)	700,000	11,830
		24,664
Electronic Equipment & Components - 1.7%
Aeroflex Holding Corp.	1,250,000	12,050
Arrow Electronics, Inc. (a)	325,000	11,882
Fabrinet (a)	375,000	5,321
Jabil Circuit, Inc.	200,000	4,054
		33,307
Internet Software & Services - 1.6%
Open Text Corp. (a)	200,000	11,403
Rackspace Hosting, Inc. (a)	350,000	15,183
Velti PLC (a)	550,000	4,070
		30,656
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
IT Services - 2.0%
Atos Origin SA	100,000	$ 4,861
Cognizant Technology Solutions Corp. Class A (a)	150,000	10,103
Fiserv, Inc. (a)	225,000	12,974
Paychex, Inc.	350,000	10,189
		38,127
Semiconductors & Semiconductor Equipment - 3.2%
Altera Corp.	150,000	5,651
Atmel Corp. (a)	800,000	7,096
Broadcom Corp. Class A	200,000	6,069
Ceva, Inc. (a)	250,000	7,203
Cypress Semiconductor Corp.	250,000	4,768
Freescale Semiconductor Holdings I Ltd.	450,000	5,702
NXP Semiconductors NV (a)	666,273	11,260
ON Semiconductor Corp. (a)	1,000,000	7,530
RF Micro Devices, Inc. (a)	1,250,000	7,788
		63,067
Software - 5.2%
Adobe Systems, Inc. (a)	350,000	9,597
ANSYS, Inc. (a)	325,000	20,140
BroadSoft, Inc. (a)(d)	250,000	8,770
Check Point Software Technologies Ltd. (a)	150,000	8,301
Citrix Systems, Inc. (a)	175,000	12,493
Informatica Corp. (a)	275,000	12,363
Magma Design Automation, Inc. (a)	1,500,000	8,580
Rovi Corp. (a)	225,000	6,244
salesforce.com, Inc. (a)	43,480	5,149
TIBCO Software, Inc. (a)	300,000	8,220
		99,857
TOTAL INFORMATION TECHNOLOGY		289,678
MATERIALS - 6.5%
Chemicals - 3.5%
Airgas, Inc.	109,000	8,388
Albemarle Corp.	303,200	16,533
Ashland, Inc.	198,200	11,024
FMC Corp.	96,600	8,107
Sherwin-Williams Co.	58,600	5,088
Common Stocks - continued
	Shares	Value (000s)
MATERIALS - continued
Chemicals - continued
Valspar Corp.	241,700	$ 8,914
W.R. Grace & Co. (a)	229,300	9,555
		67,609
Containers & Packaging - 2.1%
Aptargroup, Inc.	258,100	13,109
Ball Corp.	262,019	9,199
Rock-Tenn Co. Class A	165,000	9,611
Sonoco Products Co.	267,600	8,692
		40,611
Metals & Mining - 0.9%
Carpenter Technology Corp.	186,400	10,092
Reliance Steel & Aluminum Co.	149,300	7,332
		17,424
TOTAL MATERIALS		125,644
TELECOMMUNICATION SERVICES - 0.4%
Wireless Telecommunication Services - 0.4%
NII Holdings, Inc. (a)	190,000	4,372
SBA Communications Corp. Class A (a)	100,000	4,089
		8,461
UTILITIES - 5.9%
Electric Utilities - 3.5%
Cleco Corp.	495,700	17,915
Hawaiian Electric Industries, Inc.	591,600	15,328
Northeast Utilities	539,197	18,662
PNM Resources, Inc.	832,875	15,916
		67,821
Gas Utilities - 1.0%
National Fuel Gas Co.	207,570	12,029
UGI Corp.	264,600	7,927
		19,956
Independent Power Producers & Energy Traders - 0.3%
Black Hills Corp. (d)	187,100	6,128
Common Stocks - continued
	Shares	Value (000s)
UTILITIES - continued
Multi-Utilities - 1.1%
OGE Energy Corp.	379,900	$ 20,120
TOTAL UTILITIES		114,025
TOTAL COMMON STOCKS (Cost $1,890,667)		1,838,203
Investment Companies - 0.4%
Ashmore Global Opportunities Ltd.:
(United Kingdom)	393,111	3,791
(United States)	582,588	3,583
TOTAL INVESTMENT COMPANIES (Cost $11,618)		7,374
U.S. Treasury Obligations - 0.1%
Principal Amount (000s)
U.S. Treasury Bills, yield at date of purchase 0.02% 2/23/12 (e) (Cost $2,400)	$ 2,400	2,400
Money Market Funds - 6.2%
	Shares
Fidelity Cash Central Fund, 0.11% (b)	90,761,978	90,762
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	27,452,625	27,453
TOTAL MONEY MARKET FUNDS (Cost $118,215)		118,215
TOTAL INVESTMENT PORTFOLIO - 102.0% (Cost $2,022,900)		1,966,192
NET OTHER ASSETS (LIABILITIES) - (2.0)%		(38,168)
NET ASSETS - 100%		$ 1,928,024
Futures Contracts
	Expiration Date	Underlying Face Amount at Value (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Purchased
Equity Index Contracts
65 CME E-mini S&P Midcap 400 Index Contracts	Dec. 2011	$ 5,740	$ (25)

The face value of futures purchased as a percentage of net assets is 0.3%
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $1,120,000.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 146
Fidelity Securities Lending Cash Central Fund	374
Total	$ 520
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Ashmore Global Opportunities Ltd.	$ 32,933	$ -	$ 22,992	$ 267	$ -
Iridium Communications, Inc.*	35,667	-	31,223	-	-
Total	$ 68,600	$ -	$ 54,215	$ 267	$ -
* Includes Common Stock and Warrants
Other Information

The following is a summary of the inputs used, as of November 30, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 263,796	$ 263,796	$ -	$ -
Consumer Staples	75,340	75,340	-	-
Energy	143,701	143,701	-	-
Financials	349,972	346,060	3,912	-
Health Care	176,381	176,381	-	-
Industrials	291,205	291,205	-	-
Information Technology	289,678	289,678	-	-
Materials	125,644	125,644	-	-
Telecommunication Services	8,461	8,461	-	-
Utilities	114,025	114,025	-	-
Investment Companies	7,374	7,374	-	-
U.S. Government and Government Agency Obligations	2,400	-	2,400	-
Money Market Funds	118,215	118,215	-	-
Total Investments in Securities:	$ 1,966,192	$ 1,959,880	$ 6,312	$ -
Derivative Instruments:
Liabilities
Futures Contracts	$ (25)	$ (25)	$ -	$ -
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
(Amounts in thousands)
Investments in Securities:
Beginning Balance	$ 43,436
Total Realized Gain (Loss)	(1,986)
Total Unrealized Gain (Loss)	494
Cost of Purchases	-
Proceeds of Sales	(9,011)
Amortization/Accretion	-
Transfers in to Level 3	-
Transfers out of Level 3	(32,933)
Ending Balance	$ -
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at November 30, 2011	$ -

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by risk exposure as of November 30, 2011. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Risk Exposure / Derivative Type	Value (Amounts in thousands)
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ -	$ (25)
Total Value of Derivatives	$ -	$ (25)

(a) Reflects cumulative appreciation/(depreciation) on futures contracts as disclosed on the Schedule of Investments. Only the period end variation margin is separately disclosed on the Statement of Assets and Liabilities.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	89.9%
United Kingdom	2.2%
Ireland	1.8%
Canada	1.8%
Bermuda	1.1%
Others (Individually Less Than 1%)	3.2%
100.0%
Income Tax Information

At November 30, 2011, the Fund had a capital loss carryforward of approximately $928,565,000 of which $780,394,000 and $148,171,000 will expire in fiscal 2016 and 2017, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	November 30, 2011

Assets
Investment in securities, at value (including securities loaned of $27,911) - See accompanying schedule: Unaffiliated issuers (cost $1,904,685)	$ 1,847,977
Fidelity Central Funds (cost $118,215)	118,215
Total Investments (cost $2,022,900)		$ 1,966,192
Cash		42
Receivable for investments sold		22,334
Receivable for fund shares sold		688
Dividends receivable		2,149
Distributions receivable from Fidelity Central Funds		150
Receivable for daily variation margin on futures contracts		336
Prepaid expenses		7
Other receivables		25
Total assets		1,991,923

Liabilities
Payable for investments purchased	$ 28,271
Payable for fund shares redeemed	5,911
Accrued management fee	1,130
Distribution and service plan fees payable	648
Other affiliated payables	438
Other payables and accrued expenses	48
Collateral on securities loaned, at value	27,453
Total liabilities		63,899

Net Assets		$ 1,928,024
Net Assets consist of:
Paid in capital		$ 2,919,690
Undistributed net investment income		6,058
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(940,929)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(56,795)
Net Assets		$ 1,928,024

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2011

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($644,448 ÷ 33,653 shares)	$ 19.15

Maximum offering price per share (100/94.25 of $19.15)	$ 20.32
Class T: Net Asset Value and redemption price per share ($871,207 ÷ 45,140 shares)	$ 19.30

Maximum offering price per share (100/96.50 of $19.30)	$ 20.00
Class B: Net Asset Value and offering price per share ($28,278 ÷ 1,576 shares)A	$ 17.94

Class C: Net Asset Value and offering price per share ($149,611 ÷ 8,336 shares)A	$ 17.95

Institutional Class: Net Asset Value, offering price and redemption price per share ($234,480 ÷ 11,719 shares)	$ 20.01

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended November 30, 2011

Investment Income
Dividends (including $267 earned from other affiliated issuers)		$ 24,943
Special dividends		6,661
Interest		1
Income from Fidelity Central Funds		520
Total income		32,125

Expenses
Management fee Basic fee	$ 13,813
Performance adjustment	(4,849)
Transfer agent fees	5,775
Distribution and service plan fees	9,822
Accounting and security lending fees	752
Custodian fees and expenses	108
Independent trustees' compensation	15
Registration fees	95
Audit	60
Legal	18
Interest	1
Miscellaneous	29
Total expenses before reductions	25,639
Expense reductions	(347)	25,292
Net investment income (loss)		6,833
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	496,242
Other affiliated issuers	(1,198)
Foreign currency transactions	(27)
Futures contracts	(525)
Total net realized gain (loss)		494,492
Change in net unrealized appreciation (depreciation) on: Investment securities	(475,222)
Assets and liabilities in foreign currencies	3
Futures contracts	(25)
Total change in net unrealized appreciation (depreciation)		(475,244)
Net gain (loss)		19,248
Net increase (decrease) in net assets resulting from operations		$ 26,081

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2011	Year ended November 30, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 6,833	$ (7,179)
Net realized gain (loss)	494,492	461,685
Change in net unrealized appreciation (depreciation)	(475,244)	124,206
Net increase (decrease) in net assets resulting from operations	26,081	578,712
Distributions to shareholders from net investment income	-	(3,028)
Distributions to shareholders from net realized gain	-	(4,334)
Total distributions	-	(7,362)
Share transactions - net increase (decrease)	(942,625)	(788,496)
Total increase (decrease) in net assets	(916,544)	(217,146)

Net Assets
Beginning of period	2,844,568	3,061,714
End of period (including undistributed net investment income of $6,058 and $0, respectively)	$ 1,928,024	$ 2,844,568

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 19.22	$ 15.75	$ 10.52	$ 26.93	$ 26.10
Income from Investment Operations
Net investment income (loss) C	.08 F	(.02)	.03	- I	(.12)
Net realized and unrealized gain (loss)	(.15) G	3.55	5.20	(12.94)	3.02
Total from investment operations	(.07)	3.53	5.23	(12.94)	2.90
Distributions from net investment income	-	(.03) J	-	-	-
Distributions from net realized gain	-	(.03) J	-	(3.47)	(2.07)
Total distributions	-	(.06)	-	(3.47)	(2.07)
Net asset value, end of period	$ 19.15	$ 19.22	$ 15.75	$ 10.52	$ 26.93
Total Return A,B	(.36)%	22.48%	49.71%	(55.09)%	11.97%
Ratios to Average Net Assets D,H
Expenses before reductions	.92%	.86%	.83%	1.10%	1.10%
Expenses net of fee waivers, if any	.92%	.86%	.83%	1.10%	1.10%
Expenses net of all reductions	.91%	.84%	.81%	1.08%	1.09%
Net investment income (loss)	.39% F	(.12)%	.25%	.01%	(.44)%
Supplemental Data
Net assets, end of period (in millions)	$ 644	$ 945	$ 906	$ 712	$ 1,850
Portfolio turnover rate E	198%	141%	244%	199%	101%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.05 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .12%.

G The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

J The amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 19.41	$ 15.89	$ 10.64	$ 27.16	$ 26.31
Income from Investment Operations
Net investment income (loss) C	.04 F	(.05)	.01	(.03)	(.17)
Net realized and unrealized gain (loss)	(.15) G	3.59	5.24	(13.08)	3.04
Total from investment operations	(.11)	3.54	5.25	(13.11)	2.87
Distributions from net realized gain	-	(.02) I	-	(3.41)	(2.02)
Net asset value, end of period	$ 19.30	$ 19.41	$ 15.89	$ 10.64	$ 27.16
Total Return A,B	(.57)%	22.31%	49.34%	(55.14)%	11.73%
Ratios to Average Net Assets D,H
Expenses before reductions	1.11%	1.03%	1.02%	1.28%	1.30%
Expenses net of fee waivers, if any	1.11%	1.03%	1.02%	1.28%	1.30%
Expenses net of all reductions	1.10%	1.01%	.99%	1.27%	1.29%
Net investment income (loss)	.20% F	(.30)%	.07%	(.17)%	(.63)%
Supplemental Data
Net assets, end of period (in millions)	$ 871	$ 1,282	$ 1,520	$ 1,368	$ 3,946
Portfolio turnover rate E	198%	141%	244%	199%	101%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.05 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.07)%.

G The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I The amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 18.15	$ 14.93	$ 10.05	$ 25.80	$ 25.06
Income from Investment Operations
Net investment income (loss) C	(.07) F	(.15)	(.06)	(.15)	(.32)
Net realized and unrealized gain (loss)	(.14) G	3.37	4.94	(12.38)	2.92
Total from investment operations	(.21)	3.22	4.88	(12.53)	2.60
Distributions from net realized gain	-	-	-	(3.22)	(1.86)
Net asset value, end of period	$ 17.94	$ 18.15	$ 14.93	$ 10.05	$ 25.80
Total Return A,B	(1.16)%	21.57%	48.56%	(55.43)%	11.08%
Ratios to Average Net Assets D,H
Expenses before reductions	1.71%	1.63%	1.59%	1.89%	1.91%
Expenses net of fee waivers, if any	1.71%	1.63%	1.59%	1.89%	1.91%
Expenses net of all reductions	1.70%	1.61%	1.57%	1.88%	1.90%
Net investment income (loss)	(.40)% F	(.90)%	(.51)%	(.78)%	(1.24)%
Supplemental Data
Net assets, end of period (in millions)	$ 28	$ 75	$ 131	$ 162	$ 621
Portfolio turnover rate E	198%	141%	244%	199%	101%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.05 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.67)%.

G The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 18.15	$ 14.93	$ 10.05	$ 25.82	$ 25.09
Income from Investment Operations
Net investment income (loss) C	(.07) F	(.14)	(.06)	(.14)	(.30)
Net realized and unrealized gain (loss)	(.13) G	3.36	4.94	(12.37)	2.91
Total from investment operations	(.20)	3.22	4.88	(12.51)	2.61
Distributions from net realized gain	-	-	-	(3.26)	(1.88)
Net asset value, end of period	$ 17.95	$ 18.15	$ 14.93	$ 10.05	$ 25.82
Total Return A,B	(1.10)%	21.57%	48.56%	(55.39)%	11.13%
Ratios to Average Net Assets D,H
Expenses before reductions	1.66%	1.60%	1.58%	1.85%	1.86%
Expenses net of fee waivers, if any	1.66%	1.60%	1.58%	1.85%	1.86%
Expenses net of all reductions	1.65%	1.58%	1.55%	1.84%	1.85%
Net investment income (loss)	(.35)% F	(.86)%	(.50)%	(.74)%	(1.19)%
Supplemental Data
Net assets, end of period (in millions)	$ 150	$ 189	$ 186	$ 161	$ 486
Portfolio turnover rate E	198%	141%	244%	199%	101%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.05 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.62)%.

G The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 20.02	$ 16.40	$ 10.92	$ 27.81	$ 26.90
Income from Investment Operations
Net investment income (loss) B	.14 E	.04	.08	.07	(.04)
Net realized and unrealized gain (loss)	(.15) F	3.69	5.40	(13.41)	3.11
Total from investment operations	(.01)	3.73	5.48	(13.34)	3.07
Distributions from net investment income	-	(.08) H	-	-	-
Distributions from net realized gain	-	(.03) H	-	(3.55)	(2.16)
Total distributions	-	(.11)	-	(3.55)	(2.16)
Net asset value, end of period	$ 20.01	$ 20.02	$ 16.40	$ 10.92	$ 27.81
Total Return A	(.05)%	22.86%	50.18%	(54.92)%	12.29%
Ratios to Average Net Assets C,G
Expenses before reductions	.62%	.54%	.50%	.79%	.80%
Expenses net of fee waivers, if any	.62%	.54%	.50%	.79%	.80%
Expenses net of all reductions	.61%	.52%	.47%	.77%	.80%
Net investment income (loss)	.69% E	.20%	.59%	.32%	(.14)%
Supplemental Data
Net assets, end of period (in millions)	$ 234	$ 354	$ 319	$ 267	$ 1,006
Portfolio turnover rate D	198%	141%	244%	199%	101%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.06 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .42%.

F The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H The amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2011

(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor Stock Selector Mid Cap Fund (the Fund) (formerly Fidelity Advisor Mid Cap Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm are available on the SEC web site or upon request.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of November 30, 2011, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For U.S. government and government agency obligations, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of November 30, 2011, the Fund did not have any unrecognized tax benefits in the financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 109,592
Gross unrealized depreciation	(173,004)
Net unrealized appreciation (depreciation) on securities and other investments	$ (63,412)

Tax Cost	$ 2,029,604

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 6,059
Capital loss carryforward	$ (928,565)
Net unrealized appreciation (depreciation)	$ (63,474)

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the Act), the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund's first fiscal year end subject to the Act will be November 30, 2012.

The tax character of distributions paid was as follows:

	November 30, 2011	November 30, 2010
Ordinary Income	$ -	$ 7,362

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund used derivative instruments (derivatives), including futures contracts, in order to meet its investment objectives. The strategy is to use derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to sell the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. The Fund's maximum risk of loss from counterparty credit risk is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. Counterparty risk related to exchange-traded futures contracts is minimal because of the protection provided by the exchange on which they trade. Derivatives involve, to varying degrees, risk of loss in excess of the amounts recognized in the Statement of Assets and Liabilities.

Annual Report

4. Derivative Instruments - continued

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

The underlying face amount at value of open futures contracts at period end is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end and is representative of activity for the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

Certain risks arise upon entering into futures contracts, including the risk that an illiquid market limits the ability to close out a futures contract prior to settlement date.

During the period the Fund recognized net realized gain (loss) of $(525) and a change in net unrealized appreciation (depreciation) of $(25) related to its investment in futures contracts. These amounts are included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $4,749,719 and $5,712,518, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the Institutional

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

6. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

Class of the Fund as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .36% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 2,045	$ 22
Class T	.25%	.25%	5,564	29
Class B	.75%	.25%	459	345
Class C	.75%	.25%	1,754	66
			$ 9,822	$ 462

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B, 1.00% for Class C, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 45
Class T	20
Class B*	55
Class C*	6
$ 126

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 2,169.27
Class T	2,330.21
Class B	137.30
Class C	448.26
Institutional Class	691.22
	$ 5,775

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $106 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 4,341.44%		$ 1

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $8 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $374, including $1 from securities loaned to FCM.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $346 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $1.

Annual Report

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2011	2010
From net investment income
Class A	$ -	$ 1,569
Institutional Class	-	1,459
Total	$ -	$ 3,028
From net realized gain
Class A	$ -	$ 1,745
Class T	-	1,999
Institutional Class	-	590
Total	$ -	$ 4,334

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2011	2010	2011	2010
Class A
Shares sold	5,699	9,565	$ 114,532	$ 164,859
Reinvestment of distributions	-	198	-	3,145
Shares redeemed	(21,205)	(18,100)	(427,460)	(307,931)
Net increase (decrease)	(15,506)	(8,337)	$ (312,928)	$ (139,927)
Class T
Shares sold	6,474	12,668	$ 130,173	$ 219,338
Reinvestment of distributions	-	121	-	1,943
Shares redeemed	(27,363)	(42,409)	(549,302)	(730,380)
Net increase (decrease)	(20,889)	(29,620)	$ (419,129)	$ (509,099)
Class B
Shares sold	21	208	$ 390	$ 3,335
Shares redeemed	(2,556)	(4,862)	(48,788)	(78,978)
Net increase (decrease)	(2,535)	(4,654)	$ (48,398)	$ (75,643)
Class C
Shares sold	457	838	$ 8,531	$ 13,829
Shares redeemed	(2,548)	(2,888)	(47,257)	(46,647)
Net increase (decrease)	(2,091)	(2,050)	$ (38,726)	$ (32,818)
Institutional Class
Shares sold	4,582	4,053	$ 96,229	$ 71,645
Reinvestment of distributions	-	112	-	1,850
Shares redeemed	(10,547)	(5,923)	(219,673)	(104,504)
Net increase (decrease)	(5,965)	(1,758)	$ (123,444)	$ (31,009)

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Stock Selector Mid Cap Fund (formerly Fidelity Advisor Mid Cap Fund):

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Stock Selector Mid Cap Fund (formerly Fidelity Advisor Mid Cap Fund) (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments, as of November 30, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2011, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Stock Selector Mid Cap Fund as of November 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 20, 2012

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 226 funds advised by FMR or an affiliate. Mr. Curvey oversees 429 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (58)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (67)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Robert W. Selander (61)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (67)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (61)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (42)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (46)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (47)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (53)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (64)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (50)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Joseph F. Zambello (54)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (44)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President and Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II (2011-present), Assistant Treasurer of other Fidelity funds (2010-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (53)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Stock Selector Mid Cap Fund (formerly known as Fidelity Advisor Mid Cap Fund)

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2011 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has devoted increased resources to non U.S. offices. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and enhancers. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools which permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in their deliberations, the Board considered the Investment Advisers' trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers, with 35 new branches opening since 2010.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) rationalizing product lines through the mergers of six funds into other funds; (iii) continuing to migrate the Freedom Funds to dedicated lower cost underlying funds; (iv) obtaining shareholder approval to broaden the investment strategies for Fidelity Consumer Finance Portfolio, Fidelity Emerging Asia Fund, and Fidelity Environment and Alternative Energy Portfolio; (v) contractually agreeing to reduce the management fees and impose other expense limitations on Spartan 500 Index Fund and U.S. Bond Index Fund in connection with launching new institutional classes of these funds; (vi) changing the name, primary and supplemental benchmarks, and investment policies of Fidelity Global Strategies Fund to support the fund's flexible investment mandate and global orientation; and (vii) reducing the transfer agency account fee rates on certain accounts.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2010, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor Stock Selector Mid Cap Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Institutional Class (Class I) of the fund was in the second quartile for the one-year period and the fourth quartile for the three- and five-year periods. The Board also noted that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Annual Report

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor Stock Selector Mid Cap Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2010. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2010. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios.

Annual Report

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers and other key personnel and strategies for attracting and retaining non-investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) historical trends in Fidelity's realization of fall-out benefits; (vi) Fidelity's group fee structures and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and Fidelity's compliance practices with respect to performance adjustment calculations; (ix) the fee structures in place for certain other Fidelity clients; and (x) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expense ratios for certain funds and classes.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

MCI-UANN-0112
1.786696.108

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®
Strategic Growth
Fund - Class A, Class T,
Class B and Class C

Annual Report

November 30, 2011

Contents

Chairman's Message	(Click Here)	The Chairman's message to shareholders.
Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_James_C_Curvey)

Dear Shareholder:

The unusually high level of volatility that global equity markets have experienced since early August continued through the end of November. Most major indexes were unable to gain much traction during this time frame, as concern about the sovereign debt crisis in Europe continued to overshadow strong corporate earnings and better-than-expected economic news. High-grade bonds, meanwhile, fared slightly better amid periodic flights to quality. Financial markets are difficult to predict, of course, but you can help put the odds in your favor by following these time-tested investment principles.

One of the basic tenets is to invest according to your time horizon. For long-term investors, riding out the markets' inevitable ups and downs has proven much more effective than making decisions based on short-term developments. If your goal is approaching, you can also benefit from patience and restraint, rather than attempting to time the market. No matter your time horizon, missing only a few of the markets' best days can significantly diminish returns. Patience also affords the benefits of compounding - earning interest on additional income or reinvested dividends and capital gains. While staying the course doesn't eliminate risk, it can considerably lessen the negative impact of short-term downturns.

Asset allocation is another principle to manage risk. As you spread your portfolio among the asset classes, be sure to consider your time horizon, risk tolerance and investment objectives. Younger investors may be better served by emphasizing equities, which historically have been the best-performing asset class over time. Investors who are nearing a specific goal, such as retirement or sending a child to college, may choose to favor bonds and other investments that have tended to be more stable. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. After deciding on a suitable allocation strategy, make sure your portfolio is adequately diversified, with exposure to stocks of small-, mid- and large-cap companies in a range of sectors, for example. And today, more than ever, geographic diversification should be taken into account.

Lastly, investing a certain amount of money on a regular basis - a principle known as dollar-cost averaging - can help lower the average cost of your purchases, while also giving you the discipline to avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to learn more by visiting us on the Internet, dropping by one of our Investor Centers or calling us by phone. It is our privilege to provide the resources you need to choose investments that are right for you.

Sincerely,

(The acting chairman's signature appears here.)

James C. Curvey
Acting Chairman

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended November 30, 2011	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge) C	0.66%	2.05%	-0.11%
Class T (incl. 3.50% sales charge) C	2.81%	2.26%	-0.13%
Class B (incl. contingent deferred sale charge) A, C	0.91%	2.12%	-0.02%
Class C (incl. contingent deferred sales charge)B, C	4.94%	2.47%	-0.28%

A Class B shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

B Class C shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

C Prior to January 29, 2002, Fidelity Advisor® Strategic Growth Fund operated under certain different investment policies. The fund's historical performance may not represent its current investment policies.

Annual Report

Performance - continued

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Strategic Growth Fund - Class A on November 30, 2001, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Growth Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks overcame a sharp summer drop to post solid gains for the year ending November 30, 2011. Bullishness in the first half of the period gave way to a sudden reversal in July and August, as debate over the U.S. debt ceiling, a downgrade of the country's long-term sovereign credit rating and more debt woes in Europe led the S&P 500® Index to its worst calendar-quarter finish in almost three years. However, in October, a possible solution to the eurozone debt crisis and encouraging U.S. economic data fueled a rally that pushed the broad-based index up roughly 11%, its highest monthly return since December 1991. Although a Congressional stalemate over deficit reductions kept volatility alive in November, the S&P 500® finished the year up 7.83%, while the blue-chip Dow Jones Industrial AverageSM added 12.39% and the technology-heavy Nasdaq Composite® Index rose 5.93%. Within the S&P 500®, sector performance was mixed, with financials (-10%) struggling, while the defensive utilities (+20%) and consumer staples (+16%) segments fared best. Small and mid-sized stocks posted more-modest gains than their large-cap counterparts, with the Russell 2000® and Russell Midcap® indexes adding 2.75% and 5.39%, respectively. Uncertainty in Europe hurt foreign developed-markets stocks, as the MSCI® EAFE® (Europe, Australasia, Far East) Index fell 4.01%.

Comments from Jeffrey Feingold, Portfolio Manager of Fidelity Advisor® Strategic Growth Fund: For the 12 months ending November 30, 2011, the fund's Class A, Class T, Class B and Class C shares returned 6.80%, 6.54%, 5.91% and 5.94%, respectively (excluding sales charges), trailing the 8.65% gain of the Russell 1000® Growth Index. Security selection was disappointing versus the index, particularly in the industrials, financials, energy and information technology sectors. Within financials, a modest overweighting also hurt. Among individual detractors, underweighting software and services giant International Business Machines proved costly, as did not owning tobacco company and index component Philip Morris International. Both stocks benefited as investors moved toward safer-haven names. An out-of-index stake in offshore driller Transocean hampered performance, as operational issues led to a steep share price decline. By contrast, stock selection was strong in consumer discretionary, consumer staples and materials. Top contributors included bedding company Tempur-Pedic International, whose shares climbed amid higher-than-expected sales and earnings. Elsewhere, the stock of Herbalife, which sells weight-management products and nutritional supplements, rallied as the company expanded in the U.S., Latin America and China.

Note to shareholders: Daniel Kelley will become Portfolio Manager of the fund on January 12, 2012.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2011 to November 30, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value June 1, 2011	Ending Account Value November 30, 2011	Expenses Paid During Period* June 1, 2011 to November 30, 2011
Class A	1.25%
Actual		$ 1,000.00	$ 914.60	$ 6.00
HypotheticalA		$ 1,000.00	$ 1,018.80	$ 6.33
Class T	1.50%
Actual		$ 1,000.00	$ 913.40	$ 7.19
HypotheticalA		$ 1,000.00	$ 1,017.55	$ 7.59
Class B	2.00%
Actual		$ 1,000.00	$ 910.70	$ 9.58
HypotheticalA		$ 1,000.00	$ 1,015.04	$ 10.10
Class C	2.00%
Actual		$ 1,000.00	$ 911.10	$ 9.58
HypotheticalA		$ 1,000.00	$ 1,015.04	$ 10.10
Institutional Class	1.00%
Actual		$ 1,000.00	$ 915.30	$ 4.80
HypotheticalA		$ 1,000.00	$ 1,020.05	$ 5.06

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of November 30, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	7.2	6.3
Exxon Mobil Corp.	3.6	5.2
Google, Inc. Class A	3.6	3.4
Amazon.com, Inc.	2.5	2.5
Oracle Corp.	2.4	1.7
Cognizant Technology Solutions Corp. Class A	2.3	2.1
TJX Companies, Inc.	1.9	1.5
Schiff Nutrition International, Inc.	1.8	1.0
QUALCOMM, Inc.	1.8	1.9
United Technologies Corp.	1.6	1.7
	28.7
Top Five Market Sectors as of November 30, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	30.0	30.8
Consumer Discretionary	15.3	13.3
Industrials	11.2	11.8
Energy	11.1	12.4
Health Care	10.0	9.5
Asset Allocation (% of fund's net assets)
As of November 30, 2011*		As of May 31, 2011**
	Stocks 97.7%		Stocks 98.9%
	Short-Term Investments and Net Other Assets 2.3%		Short-Term Investments and Net Other Assets 1.1%
* Foreign investments	9.3%	** Foreign investments	14.3%

Annual Report

Investments November 30, 2011

Showing Percentage of Net Assets

Common Stocks - 97.5%
	Shares	Value
CONSUMER DISCRETIONARY - 15.1%
Auto Components - 0.2%
Autoliv, Inc.	1,100	$ 58,608
Automobiles - 0.0%
Tesla Motors, Inc. (a)	100	3,274
Diversified Consumer Services - 0.5%
New Oriental Education & Technology Group, Inc. sponsored ADR (a)	3,100	78,244
Weight Watchers International, Inc.	1,200	70,524
		148,768
Hotels, Restaurants & Leisure - 1.4%
Arcos Dorados Holdings, Inc.	2,300	50,416
Brinker International, Inc.	9,400	226,352
Chipotle Mexican Grill, Inc. (a)	200	64,312
Dunkin' Brands Group, Inc. (a)	2,300	58,190
Las Vegas Sands Corp. (a)	100	4,671
		403,941
Household Durables - 2.3%
D.R. Horton, Inc.	2,700	32,157
iRobot Corp. (a)	2,700	85,725
Lennar Corp. Class A	800	14,728
Meritage Homes Corp. (a)	2,900	63,278
Ryland Group, Inc.	2,700	40,608
Standard Pacific Corp. (a)	21,900	69,642
Tempur-Pedic International, Inc. (a)	6,000	327,660
Toll Brothers, Inc. (a)	800	16,248
		650,046
Internet & Catalog Retail - 3.2%
Amazon.com, Inc. (a)	3,700	711,473
Groupon, Inc. Class A (a)	2,700	47,250
Priceline.com, Inc. (a)	300	145,767
		904,490
Media - 0.6%
Pandora Media, Inc.	100	1,018
Time Warner, Inc.	3,500	121,870
Valassis Communications, Inc. (a)(d)	3,300	63,393
		186,281
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Multiline Retail - 1.6%
Dollar General Corp. (a)	4,800	$ 194,736
Dollar Tree, Inc. (a)	3,400	277,066
		471,802
Specialty Retail - 4.3%
Express, Inc.	100	2,269
Limited Brands, Inc.	4,300	182,019
Lowe's Companies, Inc.	6,200	148,862
Mattress Firm Holding Corp.	400	8,836
PetSmart, Inc.	1,600	77,200
Sally Beauty Holdings, Inc. (a)	11,200	225,120
TJX Companies, Inc.	8,700	536,790
Urban Outfitters, Inc. (a)	100	2,698
Vitamin Shoppe, Inc. (a)	1,500	55,215
		1,239,009
Textiles, Apparel & Luxury Goods - 1.0%
Deckers Outdoor Corp. (a)	800	87,156
lululemon athletica, Inc. (a)	400	19,880
PVH Corp.	2,200	149,358
Samsonite International SA	14,100	18,243
		274,637
TOTAL CONSUMER DISCRETIONARY		4,340,856
CONSUMER STAPLES - 9.9%
Beverages - 1.7%
Anheuser-Busch InBev SA NV	1,030	61,598
Beam, Inc.	600	31,512
Dr Pepper Snapple Group, Inc.	4,100	149,773
PepsiCo, Inc.	1,100	70,400
SABMiller PLC	1,400	49,216
The Coca-Cola Co.	2,100	141,183
		503,682
Food & Staples Retailing - 1.0%
CVS Caremark Corp.	2,000	77,680
Wal-Mart de Mexico SA de CV Series V	14,500	39,238
Whole Foods Market, Inc.	2,500	170,250
		287,168
Food Products - 1.8%
Danone sponsored ADR	5,000	65,950
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Food Products - continued
Green Mountain Coffee Roasters, Inc. (a)(d)	5,900	$ 309,337
Mead Johnson Nutrition Co. Class A	1,000	75,360
Nestle SA sponsored ADR	1,050	58,937
SunOpta, Inc. (a)	300	1,497
		511,081
Household Products - 2.2%
Colgate-Palmolive Co.	3,900	356,850
Kimberly-Clark Corp.	900	64,323
Procter & Gamble Co.	3,200	206,624
		627,797
Personal Products - 3.2%
Herbalife Ltd.	5,200	287,560
Nu Skin Enterprises, Inc. Class A	2,400	114,576
Schiff Nutrition International, Inc. (a)	42,700	507,703
		909,839
TOTAL CONSUMER STAPLES		2,839,567
ENERGY - 11.1%
Energy Equipment & Services - 2.6%
Baker Hughes, Inc.	2,100	114,681
Dresser-Rand Group, Inc. (a)	2,300	119,761
Halliburton Co.	4,100	150,880
Helix Energy Solutions Group, Inc. (a)	1,500	26,610
Noble Corp.	800	27,624
Oceaneering International, Inc.	2,800	133,168
Schlumberger Ltd.	1,320	99,436
Transocean Ltd. (United States)	1,400	59,990
		732,150
Oil, Gas & Consumable Fuels - 8.5%
Alpha Natural Resources, Inc. (a)	2,445	58,680
Amyris, Inc. (a)	2,400	27,048
Atlas Pipeline Partners, LP	1,400	48,720
BP PLC sponsored ADR	1,104	48,079
Cabot Oil & Gas Corp.	2,200	194,898
Chesapeake Energy Corp.	2,200	55,748
Chevron Corp.	1,900	195,358
Exxon Mobil Corp.	13,040	1,048,938
Hess Corp.	2,500	150,550
Common Stocks - continued
	Shares	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
HollyFrontier Corp.	3,800	$ 88,350
Marathon Oil Corp.	1,800	50,328
Marathon Petroleum Corp.	2,200	73,458
Occidental Petroleum Corp.	2,600	257,140
Solazyme, Inc.	300	3,501
Southwestern Energy Co. (a)	2,600	98,930
Whiting Petroleum Corp. (a)	1,100	51,161
		2,450,887
TOTAL ENERGY		3,183,037
FINANCIALS - 3.5%
Capital Markets - 1.2%
Charles Schwab Corp.	8,300	99,268
HFF, Inc. (a)	1,600	17,952
Lazard Ltd. Class A	500	12,910
Morgan Stanley	8,570	126,750
TD Ameritrade Holding Corp.	3,600	58,644
UBS AG (NY Shares) (a)	2,200	27,434
		342,958
Commercial Banks - 1.1%
Aozora Bank Ltd.	21,000	56,263
Barclays PLC	10,384	29,923
U.S. Bancorp	2,800	72,576
Wells Fargo & Co.	5,600	144,816
		303,578
Consumer Finance - 0.2%
SLM Corp.	5,200	66,976
Diversified Financial Services - 0.7%
Citigroup, Inc.	4,760	130,805
JPMorgan Chase & Co.	1,900	58,843
		189,648
Real Estate Management & Development - 0.3%
CBRE Group, Inc. (a)	2,900	48,749
Jones Lang LaSalle, Inc.	700	45,094
		93,843
TOTAL FINANCIALS		997,003
Common Stocks - continued
	Shares	Value
HEALTH CARE - 10.0%
Biotechnology - 5.1%
Achillion Pharmaceuticals, Inc. (a)	8,800	$ 58,520
ADVENTRX Pharmaceuticals, Inc. (a)	17,910	11,059
ADVENTRX Pharmaceuticals, Inc. warrants 11/11/16 (a)	7,355	483
Alexion Pharmaceuticals, Inc. (a)	2,364	162,312
Amgen, Inc.	1,200	69,492
Amicus Therapeutics, Inc. (a)	10,700	30,602
Amylin Pharmaceuticals, Inc. (a)	500	5,400
Ardea Biosciences, Inc. (a)	1,680	31,382
ARIAD Pharmaceuticals, Inc. (a)	7,200	87,048
ArQule, Inc. (a)	5,600	31,416
Biogen Idec, Inc. (a)	2,100	241,395
BioMarin Pharmaceutical, Inc. (a)	3,800	131,556
Clovis Oncology, Inc.	300	3,861
Dynavax Technologies Corp. (a)	17,300	53,803
Exelixis, Inc. (a)	4,000	18,440
Geron Corp. (a)	5,400	9,018
Gilead Sciences, Inc. (a)	4,600	183,310
Inhibitex, Inc. (a)	6,000	87,600
Lexicon Pharmaceuticals, Inc. (a)	11,000	12,870
Lexicon Pharmaceuticals, Inc. rights 12/22/11 (a)	11,000	440
Neurocrine Biosciences, Inc. (a)	8,700	56,898
NPS Pharmaceuticals, Inc. (a)	1,700	9,656
Theravance, Inc. (a)	2,400	56,016
United Therapeutics Corp. (a)	1,100	45,001
Vertex Pharmaceuticals, Inc. (a)	1,800	52,182
ZIOPHARM Oncology, Inc. (a)	3,000	15,600
		1,465,360
Health Care Equipment & Supplies - 1.2%
Alere, Inc. (a)	5,375	125,721
Edwards Lifesciences Corp. (a)	1,200	79,236
HeartWare International, Inc. (a)	1,000	69,000
Mako Surgical Corp. (a)	1,100	31,680
MELA Sciences, Inc. (a)(d)	2,400	11,568
Sirona Dental Systems, Inc. (a)	100	4,444
Stryker Corp.	500	24,415
		346,064
Health Care Providers & Services - 1.8%
Aetna, Inc.	700	29,274
McKesson Corp.	2,200	178,882
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Providers & Services - continued
Medco Health Solutions, Inc. (a)	3,800	$ 215,346
WellPoint, Inc.	1,200	84,660
		508,162
Health Care Technology - 0.5%
athenahealth, Inc. (a)	700	41,580
Cerner Corp. (a)	1,600	97,568
		139,148
Life Sciences Tools & Services - 0.2%
Illumina, Inc. (a)	400	11,128
Thermo Fisher Scientific, Inc. (a)	1,100	51,975
		63,103
Pharmaceuticals - 1.2%
Allergan, Inc.	100	8,372
AVANIR Pharmaceuticals Class A (a)	10,700	26,322
Cadence Pharmaceuticals, Inc. (a)	4,600	20,194
Elan Corp. PLC sponsored ADR (a)	6,100	66,002
Eli Lilly & Co.	2,900	109,765
Endocyte, Inc.	200	2,058
Impax Laboratories, Inc. (a)	700	14,098
MAP Pharmaceuticals, Inc. (a)	100	1,375
Optimer Pharmaceuticals, Inc. (a)	1,900	21,888
Shire PLC sponsored ADR	700	70,924
		340,998
TOTAL HEALTH CARE		2,862,835
INDUSTRIALS - 11.2%
Aerospace & Defense - 3.7%
Precision Castparts Corp.	1,000	164,750
Raytheon Co.	1,500	68,355
Rockwell Collins, Inc.	3,000	164,700
Textron, Inc.	10,500	204,015
United Technologies Corp.	6,000	459,600
		1,061,420
Airlines - 0.4%
Copa Holdings SA Class A	1,100	71,016
Southwest Airlines Co.	5,300	44,414
		115,430
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Building Products - 0.1%
Armstrong World Industries, Inc.	700	$ 27,783
Commercial Services & Supplies - 0.0%
Sykes Enterprises, Inc. (a)	100	1,629
Construction & Engineering - 0.9%
Fluor Corp.	2,700	148,014
Jacobs Engineering Group, Inc. (a)	1,700	70,618
KBR, Inc.	1,000	28,900
		247,532
Electrical Equipment - 0.5%
Alstom SA	2,292	79,128
Emerson Electric Co.	900	47,025
Regal-Beloit Corp.	200	10,532
		136,685
Industrial Conglomerates - 0.4%
General Electric Co.	6,400	101,824
Machinery - 2.2%
Cummins, Inc.	3,600	346,788
Fanuc Corp.	100	16,432
Ingersoll-Rand PLC	7,500	248,400
Manitowoc Co., Inc.	1,700	18,819
Wabtec Corp.	200	13,650
		644,089
Professional Services - 2.1%
IHS, Inc. Class A (a)	900	79,542
Kforce, Inc. (a)	3,800	46,550
Manpower, Inc.	2,800	102,564
Robert Half International, Inc.	4,000	105,960
Towers Watson & Co.	4,000	260,640
		595,256
Road & Rail - 0.4%
Union Pacific Corp.	1,100	113,751
Trading Companies & Distributors - 0.5%
Mills Estruturas e Servicos de Engenharia SA	1,000	8,848
WESCO International, Inc. (a)	2,900	147,784
		156,632
TOTAL INDUSTRIALS		3,202,031
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - 30.0%
Communications Equipment - 4.0%
Cisco Systems, Inc.	3,900	$ 72,696
Juniper Networks, Inc. (a)	9,000	204,390
Motorola Solutions, Inc.	6,300	294,021
Polycom, Inc. (a)	1,900	32,110
QUALCOMM, Inc.	9,100	498,680
Riverbed Technology, Inc. (a)	1,500	39,000
		1,140,897
Computers & Peripherals - 7.5%
Apple, Inc. (a)	5,390	2,060,059
EMC Corp. (a)	100	2,301
SanDisk Corp. (a)	1,800	88,758
		2,151,118
Electronic Equipment & Components - 0.3%
Arrow Electronics, Inc. (a)	2,800	102,368
Internet Software & Services - 6.0%
Baidu.com, Inc. sponsored ADR (a)	800	104,792
eBay, Inc. (a)	8,300	245,597
Facebook, Inc. Class B (e)	1,061	26,525
Google, Inc. Class A (a)	1,706	1,022,559
Mail.ru Group Ltd. GDR (Reg. S)	700	21,560
NIC, Inc.	1,300	16,900
Rackspace Hosting, Inc. (a)	6,200	268,956
VeriSign, Inc.	200	6,716
Yandex NV	900	19,782
		1,733,387
IT Services - 3.4%
Cognizant Technology Solutions Corp. Class A (a)	9,700	653,295
International Business Machines Corp.	1,000	188,000
MasterCard, Inc. Class A	200	74,910
Virtusa Corp. (a)	3,200	50,368
		966,573
Office Electronics - 0.1%
Xerox Corp.	2,500	20,375
Semiconductors & Semiconductor Equipment - 2.4%
Analog Devices, Inc.	700	24,402
Avago Technologies Ltd.	1,400	41,888
Broadcom Corp. Class A	1,900	57,656
Cymer, Inc. (a)	600	26,832
Freescale Semiconductor Holdings I Ltd.	5,100	64,617
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
GT Advanced Technologies, Inc. (a)(d)	8,200	$ 63,304
Inphi Corp.	100	1,079
KLA-Tencor Corp.	1,200	55,320
Marvell Technology Group Ltd. (a)	9,200	129,904
Micron Technology, Inc. (a)	13,400	80,266
NVIDIA Corp. (a)	6,100	95,343
NXP Semiconductors NV (a)	2,700	45,630
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	200	2,584
		688,825
Software - 6.3%
Aspen Technology, Inc. (a)	1,000	17,850
Citrix Systems, Inc. (a)	2,000	142,780
CompuGROUP Holding AG	1,100	12,048
Informatica Corp. (a)	2,600	116,883
Intuit, Inc.	1,400	74,536
MICROS Systems, Inc. (a)	100	4,717
Microsoft Corp.	500	12,790
Oracle Corp.	22,300	699,105
Red Hat, Inc. (a)	2,700	135,216
salesforce.com, Inc. (a)	3,225	381,905
Solera Holdings, Inc.	2,300	108,836
VMware, Inc. Class A (a)	900	87,012
		1,793,678
TOTAL INFORMATION TECHNOLOGY		8,597,221
MATERIALS - 4.7%
Chemicals - 2.4%
Ashland, Inc.	2,400	133,488
CF Industries Holdings, Inc.	1,100	153,780
Innophos Holdings, Inc.	1,700	83,725
LyondellBasell Industries NV Class A	2,200	71,874
Sherwin-Williams Co.	100	8,683
Solutia, Inc. (a)	4,400	70,048
W.R. Grace & Co. (a)	3,700	154,179
		675,777
Metals & Mining - 2.3%
Alcoa, Inc.	2,100	21,042
AngloGold Ashanti Ltd. sponsored ADR	1,500	71,940
Barrick Gold Corp.	1,400	74,190
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Metals & Mining - continued
Freeport-McMoRan Copper & Gold, Inc.	1,700	$ 67,320
Goldcorp, Inc.	2,400	129,300
Ivanhoe Mines Ltd. (a)	4,800	103,534
Kinross Gold Corp.	2,900	40,829
Newcrest Mining Ltd.	1,069	39,000
Newmont Mining Corp.	1,700	117,096
		664,251
TOTAL MATERIALS		1,340,028
TELECOMMUNICATION SERVICES - 2.0%
Wireless Telecommunication Services - 2.0%
American Tower Corp. Class A	6,800	401,200
SBA Communications Corp. Class A (a)	4,600	188,094
		589,294
TOTAL COMMON STOCKS (Cost $26,151,566)		27,951,872
Nonconvertible Preferred Stocks - 0.2%

CONSUMER DISCRETIONARY - 0.2%
Automobiles - 0.2%
Volkswagen AG (Cost $39,462)	300	51,463
Money Market Funds - 3.6%

Fidelity Cash Central Fund, 0.11% (b)	703,088	703,088
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	330,550	330,550
TOTAL MONEY MARKET FUNDS (Cost $1,033,638)		1,033,638
TOTAL INVESTMENT PORTFOLIO - 101.3% (Cost $27,224,666)		29,036,973
NET OTHER ASSETS (LIABILITIES) - (1.3)%		(378,126)
NET ASSETS - 100%		$ 28,658,847
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $26,525 or 0.1% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Facebook, Inc. Class B	3/31/11 - 5/19/11	$ 26,532
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 678
Fidelity Securities Lending Cash Central Fund	10,966
Total	$ 11,644
Other Information

The following is a summary of the inputs used, as of November 30, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 4,392,319	$ 4,374,076	$ 18,243	$ -
Consumer Staples	2,839,567	2,777,969	61,598	-
Energy	3,183,037	3,183,037	-	-
Financials	997,003	910,817	86,186	-
Health Care	2,862,835	2,861,912	923	-
Industrials	3,202,031	3,185,599	16,432	-
Information Technology	8,597,221	8,570,696	-	26,525
Materials	1,340,028	1,301,028	39,000	-
Telecommunication Services	589,294	589,294	-	-
Money Market Funds	1,033,638	1,033,638	-	-
Total Investments in Securities:	$ 29,036,973	$ 28,788,066	$ 222,382	$ 26,525
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ -
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	(7)
Cost of Purchases	26,532
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in to Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 26,525
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at November 30, 2011	$ (7)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Income Tax Information

At November 30, 2011, the Fund had a capital loss carryforward of approximately $3,480,639 of which $1,312,379 and $2,168,260 will expire in fiscal 2016 and 2017, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	November 30, 2011

Assets
Investment in securities, at value (including securities loaned of $343,298) - See accompanying schedule: Unaffiliated issuers (cost $26,191,028)	$ 28,003,335
Fidelity Central Funds (cost $1,033,638)	1,033,638
Total Investments (cost $27,224,666)		$ 29,036,973
Receivable for investments sold		85,551
Receivable for fund shares sold		24,781
Dividends receivable		44,225
Distributions receivable from Fidelity Central Funds		501
Prepaid expenses		88
Receivable from investment adviser for expense reductions		15,080
Other receivables		334
Total assets		29,207,533

Liabilities
Payable for investments purchased	$ 114,485
Payable for fund shares redeemed	30,981
Accrued management fee	16,274
Distribution and service plan fees payable	12,516
Other affiliated payables	7,398
Other payables and accrued expenses	36,482
Collateral on securities loaned, at value	330,550
Total liabilities		548,686

Net Assets		$ 28,658,847
Net Assets consist of:
Paid in capital		$ 30,474,099
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(3,627,486)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,812,234
Net Assets		$ 28,658,847

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

November 30, 2011

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($11,109,022 ÷ 969,675 shares)	$ 11.46

Maximum offering price per share (100/94.25 of $11.46)	$ 12.16
Class T: Net Asset Value and redemption price per share ($9,018,983 ÷ 813,874 shares)	$ 11.08

Maximum offering price per share (100/96.50 of $11.08)	$ 11.48
Class B: Net Asset Value and offering price per share ($1,652,858 ÷ 158,877 shares)A	$ 10.40

Class C: Net Asset Value and offering price per share ($6,422,203 ÷ 620,310 shares)A	$ 10.35

Institutional Class: Net Asset Value, offering price and redemption price per share ($455,781 ÷ 38,677 shares)	$ 11.78

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended November 30, 2011

Investment Income
Dividends		$ 190,814
Interest		2
Income from Fidelity Central Funds (including $10,966 from security lending)		11,644
Total income		202,460

Expenses
Management fee Basic fee	$ 135,779
Performance adjustment	21,456
Transfer agent fees	77,676
Distribution and service plan fees	125,601
Accounting and security lending fees	9,557
Custodian fees and expenses	15,262
Independent trustees' compensation	132
Registration fees	58,895
Audit	53,655
Legal	106
Miscellaneous	186
Total expenses before reductions	498,305
Expense reductions	(130,950)	367,355
Net investment income (loss)		(164,895)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	2,136,676
Foreign currency transactions	(2,512)
Total net realized gain (loss)		2,134,164
Change in net unrealized appreciation (depreciation) on: Investment securities	(834,027)
Assets and liabilities in foreign currencies	9
Total change in net unrealized appreciation (depreciation)		(834,018)
Net gain (loss)		1,300,146
Net increase (decrease) in net assets resulting from operations		$ 1,135,251

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended November 30, 2011	Year ended November 30, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (164,895)	$ (114,249)
Net realized gain (loss)	2,134,164	2,012,079
Change in net unrealized appreciation (depreciation)	(834,018)	1,015,439
Net increase (decrease) in net assets resulting from operations	1,135,251	2,913,269
Share transactions - net increase (decrease)	7,898,803	(1,405,960)
Total increase (decrease) in net assets	9,034,054	1,507,309

Net Assets
Beginning of period	19,624,793	18,117,484
End of period	$ 28,658,847	$ 19,624,793

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 10.73	$ 9.11	$ 6.33	$ 11.54	$ 9.76
Income from Investment Operations
Net investment income (loss) C	(.05)	(.03)	.01	(.02)	(.04)
Net realized and unrealized gain (loss)	.78	1.65	2.77	(5.19)	1.82
Total from investment operations	.73	1.62	2.78	(5.21)	1.78
Net asset value, end of period	$ 11.46	$ 10.73	$ 9.11	$ 6.33	$ 11.54
Total Return A, B	6.80%	17.78%	43.92%	(45.15)%	18.24%
Ratios to Average Net Assets D, F
Expenses before reductions	1.77%	1.85%	2.04%	1.86%	1.74%
Expenses net of fee waivers, if any	1.25%	1.25%	1.25%	1.25%	1.25%
Expenses net of all reductions	1.24%	1.25%	1.24%	1.25%	1.25%
Net investment income (loss)	(.41)%	(.34)%	.08%	(.20)%	(.40)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 11,109	$ 7,055	$ 6,991	$ 4,113	$ 7,119
Portfolio turnover rate E	78%	124%	147%	140%	170%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 10.40	$ 8.85	$ 6.17	$ 11.27	$ 9.56
Income from Investment Operations
Net investment income (loss) C	(.07)	(.06)	(.01)	(.04)	(.07)
Net realized and unrealized gain (loss)	.75	1.61	2.69	(5.06)	1.78
Total from investment operations	.68	1.55	2.68	(5.10)	1.71
Net asset value, end of period	$ 11.08	$ 10.40	$ 8.85	$ 6.17	$ 11.27
Total Return A, B	6.54%	17.51%	43.44%	(45.25)%	17.89%
Ratios to Average Net Assets D, F
Expenses before reductions	2.06%	2.14%	2.34%	2.15%	2.06%
Expenses net of fee waivers, if any	1.50%	1.50%	1.50%	1.50%	1.50%
Expenses net of all reductions	1.49%	1.50%	1.49%	1.50%	1.49%
Net investment income (loss)	(.66)%	(.59)%	(.17)%	(.45)%	(.64)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 9,019	$ 7,501	$ 6,651	$ 4,755	$ 9,393
Portfolio turnover rate E	78%	124%	147%	140%	170%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 9.82	$ 8.40	$ 5.88	$ 10.80	$ 9.20
Income from Investment Operations
Net investment income (loss) C	(.12)	(.10)	(.05)	(.09)	(.11)
Net realized and unrealized gain (loss)	.70	1.52	2.57	(4.83)	1.71
Total from investment operations	.58	1.42	2.52	(4.92)	1.60
Net asset value, end of period	$ 10.40	$ 9.82	$ 8.40	$ 5.88	$ 10.80
Total Return A, B	5.91%	16.90%	42.86%	(45.56)%	17.39%
Ratios to Average Net Assets D, F
Expenses before reductions	2.54%	2.60%	2.79%	2.62%	2.50%
Expenses net of fee waivers, if any	2.00%	2.00%	2.00%	2.00%	2.00%
Expenses net of all reductions	2.00%	1.99%	1.99%	2.00%	1.99%
Net investment income (loss)	(1.16)%	(1.09)%	(.67)%	(.95)%	(1.14)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,653	$ 2,099	$ 2,314	$ 1,785	$ 3,893
Portfolio turnover rate E	78%	124%	147%	140%	170%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 9.77	$ 8.35	$ 5.85	$ 10.75	$ 9.16
Income from Investment Operations
Net investment income (loss) C	(.12)	(.10)	(.05)	(.09)	(.11)
Net realized and unrealized gain (loss)	.70	1.52	2.55	(4.81)	1.70
Total from investment operations	.58	1.42	2.50	(4.90)	1.59
Net asset value, end of period	$ 10.35	$ 9.77	$ 8.35	$ 5.85	$ 10.75
Total Return A, B	5.94%	17.01%	42.74%	(45.58)%	17.36%
Ratios to Average Net Assets D, F
Expenses before reductions	2.51%	2.64%	2.79%	2.62%	2.49%
Expenses net of fee waivers, if any	2.00%	2.00%	2.00%	2.00%	2.00%
Expenses net of all reductions	1.99%	1.99%	1.99%	2.00%	2.00%
Net investment income (loss)	(1.16)%	(1.09)%	(.67)%	(.95)%	(1.15)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,422	$ 2,628	$ 2,065	$ 1,492	$ 3,110
Portfolio turnover rate E	78%	124%	147%	140%	170%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 11.01	$ 9.32	$ 6.47	$ 11.75	$ 9.92
Income from Investment Operations
Net investment income (loss) B	(.02)	(.01)	.02	.01	(.02)
Net realized and unrealized gain (loss)	.79	1.70	2.83	(5.29)	1.85
Total from investment operations	.77	1.69	2.85	(5.28)	1.83
Net asset value, end of period	$ 11.78	$ 11.01	$ 9.32	$ 6.47	$ 11.75
Total Return A	6.99%	18.13%	44.05%	(44.94)%	18.45%
Ratios to Average Net Assets C, E
Expenses before reductions	1.39%	1.49%	1.83%	1.54%	1.39%
Expenses net of fee waivers, if any	1.00%	1.00%	1.00%	1.00%	1.00%
Expenses net of all reductions	.99%	.99%	1.00%	1.00%	.99%
Net investment income (loss)	(.16)%	(.09)%	.33%	.05%	(.14)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 456	$ 342	$ 97	$ 99	$ 188
Portfolio turnover rate D	78%	124%	147%	140%	170%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2011

1. Organization.

Fidelity Advisor Strategic Growth Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements.

Annual Report

3. Significant Accounting Policies - continued

Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of November 30, 2011, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds,including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

3. Significant Accounting Policies - continued

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of November 30, 2011, the Fund did not have any unrecognized tax benefits in the financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, passive foreign investment companies (PFIC), net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 3,497,616
Gross unrealized depreciation	(1,762,509)
Net unrealized appreciation (depreciation) on securities and other investments	$ 1,735,107

Tax Cost	$ 27,301,866

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (3,480,639)
Net unrealized appreciation (depreciation)	$ 1,735,034

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the Act), the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund's first fiscal year end subject to the Act will be November 30, 2012.

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Annual Report

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $25,898,408 and $18,745,247, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the Institutional Class of the Fund as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .65% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 23,407	$ 325
Class T	.25%	.25%	42,968	169
Class B	.75%	.25%	20,117	15,118
Class C	.75%	.25%	39,109	12,180
			$ 125,601	$ 27,792

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B, 1.00% for Class C, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 8,194
Class T	3,729
Class B*	2,497
Class C*	373
$ 14,793

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 29,298.31
Class T	29,304.34
Class B	6,356.32
Class C	11,778.30
Institutional Class	940.20
	$ 77,676

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $745 for the period.

Annual Report

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $70 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. During the period, there were no securities loaned to FCM.

9. Expense Reductions.

FMR contractually agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. This reimbursement will remain in place through January 31, 2013. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

Annual Report

Notes to Financial Statements - continued

9. Expense Reductions - continued

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	1.25%	$ 48,991
Class T	1.50%	47,716
Class B	2.00%	10,814
Class C	2.00%	20,265
Institutional Class	1.00%	1,852
		$ 129,638

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $1,311 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $1.

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2011	2010	2011	2010
Class A
Shares sold	641,706	229,574	$ 7,467,955	$ 2,189,225
Shares redeemed	(329,586)	(339,595)	(3,810,031)	(3,250,702)
Net increase (decrease)	312,120	(110,021)	$ 3,657,924	$ (1,061,477)
Class T
Shares sold	253,077	129,124	$ 2,884,528	$ 1,198,183
Shares redeemed	(160,122)	(159,367)	(1,837,724)	(1,458,711)
Net increase (decrease)	92,955	(30,243)	$ 1,046,804	$ (260,528)
Class B
Shares sold	24,991	39,519	$ 264,560	$ 345,480
Shares redeemed	(79,954)	(101,348)	(857,531)	(887,003)
Net increase (decrease)	(54,963)	(61,829)	$ (592,971)	$ (541,523)
Class C
Shares sold	515,980	198,775	$ 5,391,927	$ 1,721,153
Shares redeemed	(164,647)	(176,916)	(1,714,089)	(1,475,038)
Net increase (decrease)	351,333	21,859	$ 3,677,838	$ 246,115
Institutional Class
Shares sold	71,753	29,593	$ 809,094	$ 298,832
Shares redeemed	(64,162)	(8,865)	(699,886)	(87,379)
Net increase (decrease)	7,591	20,728	$ 109,208	$ 211,453

Annual Report

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Strategic Growth Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Strategic Growth Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments, as of November 30, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2011, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Strategic Growth Fund as of November 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 17, 2012

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 226 funds advised by FMR or an affiliate. Mr. Curvey oversees 429 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (58)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (67)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Robert W. Selander (61)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (67)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (61)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (42)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (46)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (47)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (53)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (64)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (50)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Joseph F. Zambello (54)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (44)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President and Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II (2011-present), Assistant Treasurer of other Fidelity funds (2010-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (53)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Strategic Growth Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2011 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has devoted increased resources to non-U.S. offices. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and enhancers. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools which permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in their deliberations, the Board considered the Investment Advisers' trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers, with 35 new branches opening since 2010.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) rationalizing product lines through the mergers of six funds into other funds; (iii) continuing to migrate the Freedom Funds to dedicated lower cost underlying funds; (iv) obtaining shareholder approval to broaden the investment strategies for Fidelity Consumer Finance Portfolio, Fidelity Emerging Asia Fund, and Fidelity Environment and Alternative Energy Portfolio; (v) contractually agreeing to reduce the management fees and impose other expense limitations on Spartan 500 Index Fund and U.S. Bond Index Fund in connection with launching new institutional classes of these funds; (vi) changing the name, primary and supplemental benchmarks, and investment policies of Fidelity Global Strategies Fund to support the fund's flexible investment mandate and global orientation; and (vii) reducing the transfer agency account fee rates on certain accounts.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2010, the cumulative total returns of Institutional Class (Class I) and Class C of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class C show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor Strategic Growth Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Institutional Class (Class I) of the fund was in the first quartile for the one-year period and the second quartile for the three- and five-year periods. The Board also noted that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for the one- and five-year periods, although the fund's three-year cumulative total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Annual Report

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor Strategic Growth Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2010. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A and Class B ranked below its competitive median for 2010, the total expense ratio of each of Class C and Institutional Class ranked equal to its competitive median for 2010, and the total expense ratio of Class T ranked above its competitive median for 2010. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Class T was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers and other key personnel and strategies for attracting and retaining non-investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) historical trends in Fidelity's realization of fall-out benefits; (vi) Fidelity's group fee structures and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and Fidelity's compliance practices with respect to performance adjustment calculations; (ix) the fee structures in place for certain other Fidelity clients; and (x) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expense ratios for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

ATQG-UANN-0112
1.786699.108

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®
Strategic Growth
Fund - Institutional Class

Annual Report

November 30, 2011

Contents

Chairman's Message	(Click Here)	The Chairman's message to shareholders.
Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_James_C_Curvey)

Dear Shareholder:

The unusually high level of volatility that global equity markets have experienced since early August continued through the end of November. Most major indexes were unable to gain much traction during this time frame, as concern about the sovereign debt crisis in Europe continued to overshadow strong corporate earnings and better-than-expected economic news. High-grade bonds, meanwhile, fared slightly better amid periodic flights to quality. Financial markets are difficult to predict, of course, but you can help put the odds in your favor by following these time-tested investment principles.

One of the basic tenets is to invest according to your time horizon. For long-term investors, riding out the markets' inevitable ups and downs has proven much more effective than making decisions based on short-term developments. If your goal is approaching, you can also benefit from patience and restraint, rather than attempting to time the market. No matter your time horizon, missing only a few of the markets' best days can significantly diminish returns. Patience also affords the benefits of compounding - earning interest on additional income or reinvested dividends and capital gains. While staying the course doesn't eliminate risk, it can considerably lessen the negative impact of short-term downturns.

Asset allocation is another principle to manage risk. As you spread your portfolio among the asset classes, be sure to consider your time horizon, risk tolerance and investment objectives. Younger investors may be better served by emphasizing equities, which historically have been the best-performing asset class over time. Investors who are nearing a specific goal, such as retirement or sending a child to college, may choose to favor bonds and other investments that have tended to be more stable. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. After deciding on a suitable allocation strategy, make sure your portfolio is adequately diversified, with exposure to stocks of small-, mid- and large-cap companies in a range of sectors, for example. And today, more than ever, geographic diversification should be taken into account.

Lastly, investing a certain amount of money on a regular basis - a principle known as dollar-cost averaging - can help lower the average cost of your purchases, while also giving you the discipline to avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to learn more by visiting us on the Internet, dropping by one of our Investor Centers or calling us by phone. It is our privilege to provide the resources you need to choose investments that are right for you.

Sincerely,

(The acting chairman's signature appears here.)

James C. Curvey
Acting Chairman

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended November 30, 2011	Past 1 year	Past 5 years	Past 10 years
Institutional Class A	6.99%	3.50%	0.73%

A Prior to January 29, 2002, Fidelity Advisor® Strategic Growth Fund operated under certain different investment policies. The fund's historical performance may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Strategic Growth Fund - Institutional Class on November 30, 2001. The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Growth Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks overcame a sharp summer drop to post solid gains for the year ending November 30, 2011. Bullishness in the first half of the period gave way to a sudden reversal in July and August, as debate over the U.S. debt ceiling, a downgrade of the country's long-term sovereign credit rating and more debt woes in Europe led the S&P 500® Index to its worst calendar-quarter finish in almost three years. However, in October, a possible solution to the eurozone debt crisis and encouraging U.S. economic data fueled a rally that pushed the broad-based index up roughly 11%, its highest monthly return since December 1991. Although a Congressional stalemate over deficit reductions kept volatility alive in November, the S&P 500® finished the year up 7.83%, while the blue-chip Dow Jones Industrial AverageSM added 12.39% and the technology-heavy Nasdaq Composite® Index rose 5.93%. Within the S&P 500®, sector performance was mixed, with financials (-10%) struggling, while the defensive utilities (+20%) and consumer staples (+16%) segments fared best. Small and mid-sized stocks posted more-modest gains than their large-cap counterparts, with the Russell 2000® and Russell Midcap® indexes adding 2.75% and 5.39%, respectively. Uncertainty in Europe hurt foreign developed-markets stocks, as the MSCI® EAFE® (Europe, Australasia, Far East) Index fell 4.01%.

Comments from Jeffrey Feingold, Portfolio Manager of Fidelity Advisor® Strategic Growth Fund: For the 12 months ending November 30, 2011, the fund's Institutional Class shares returned 6.99%, trailing the 8.65% gain of the Russell 1000® Growth Index. Security selection was disappointing versus the index, particularly in the industrials, financials, energy and information technology sectors. Within financials, a modest overweighting also hurt. Among individual detractors, underweighting software and services giant International Business Machines proved costly, as did not owning tobacco company and index component Philip Morris International. Both stocks benefited as investors moved toward safer-haven names. An out-of-index stake in offshore driller Transocean hampered performance, as operational issues led to a steep share price decline. By contrast, stock selection was strong in consumer discretionary, consumer staples and materials. Top contributors included bedding company Tempur-Pedic International, whose shares climbed amid higher-than-expected sales and earnings. Elsewhere, the stock of Herbalife, which sells weight-management products and nutritional supplements, rallied as the company expanded in the U.S., Latin America and China.

Note to shareholders: Daniel Kelley will become Portfolio Manager of the fund on January 12, 2012.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2011 to November 30, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value June 1, 2011	Ending Account Value November 30, 2011	Expenses Paid During Period* June 1, 2011 to November 30, 2011
Class A	1.25%
Actual		$ 1,000.00	$ 914.60	$ 6.00
HypotheticalA		$ 1,000.00	$ 1,018.80	$ 6.33
Class T	1.50%
Actual		$ 1,000.00	$ 913.40	$ 7.19
HypotheticalA		$ 1,000.00	$ 1,017.55	$ 7.59
Class B	2.00%
Actual		$ 1,000.00	$ 910.70	$ 9.58
HypotheticalA		$ 1,000.00	$ 1,015.04	$ 10.10
Class C	2.00%
Actual		$ 1,000.00	$ 911.10	$ 9.58
HypotheticalA		$ 1,000.00	$ 1,015.04	$ 10.10
Institutional Class	1.00%
Actual		$ 1,000.00	$ 915.30	$ 4.80
HypotheticalA		$ 1,000.00	$ 1,020.05	$ 5.06

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of November 30, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	7.2	6.3
Exxon Mobil Corp.	3.6	5.2
Google, Inc. Class A	3.6	3.4
Amazon.com, Inc.	2.5	2.5
Oracle Corp.	2.4	1.7
Cognizant Technology Solutions Corp. Class A	2.3	2.1
TJX Companies, Inc.	1.9	1.5
Schiff Nutrition International, Inc.	1.8	1.0
QUALCOMM, Inc.	1.8	1.9
United Technologies Corp.	1.6	1.7
	28.7
Top Five Market Sectors as of November 30, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	30.0	30.8
Consumer Discretionary	15.3	13.3
Industrials	11.2	11.8
Energy	11.1	12.4
Health Care	10.0	9.5
Asset Allocation (% of fund's net assets)
As of November 30, 2011*		As of May 31, 2011**
	Stocks 97.7%		Stocks 98.9%
	Short-Term Investments and Net Other Assets 2.3%		Short-Term Investments and Net Other Assets 1.1%
* Foreign investments	9.3%	** Foreign investments	14.3%

Annual Report

Investments November 30, 2011

Showing Percentage of Net Assets

Common Stocks - 97.5%
	Shares	Value
CONSUMER DISCRETIONARY - 15.1%
Auto Components - 0.2%
Autoliv, Inc.	1,100	$ 58,608
Automobiles - 0.0%
Tesla Motors, Inc. (a)	100	3,274
Diversified Consumer Services - 0.5%
New Oriental Education & Technology Group, Inc. sponsored ADR (a)	3,100	78,244
Weight Watchers International, Inc.	1,200	70,524
		148,768
Hotels, Restaurants & Leisure - 1.4%
Arcos Dorados Holdings, Inc.	2,300	50,416
Brinker International, Inc.	9,400	226,352
Chipotle Mexican Grill, Inc. (a)	200	64,312
Dunkin' Brands Group, Inc. (a)	2,300	58,190
Las Vegas Sands Corp. (a)	100	4,671
		403,941
Household Durables - 2.3%
D.R. Horton, Inc.	2,700	32,157
iRobot Corp. (a)	2,700	85,725
Lennar Corp. Class A	800	14,728
Meritage Homes Corp. (a)	2,900	63,278
Ryland Group, Inc.	2,700	40,608
Standard Pacific Corp. (a)	21,900	69,642
Tempur-Pedic International, Inc. (a)	6,000	327,660
Toll Brothers, Inc. (a)	800	16,248
		650,046
Internet & Catalog Retail - 3.2%
Amazon.com, Inc. (a)	3,700	711,473
Groupon, Inc. Class A (a)	2,700	47,250
Priceline.com, Inc. (a)	300	145,767
		904,490
Media - 0.6%
Pandora Media, Inc.	100	1,018
Time Warner, Inc.	3,500	121,870
Valassis Communications, Inc. (a)(d)	3,300	63,393
		186,281
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Multiline Retail - 1.6%
Dollar General Corp. (a)	4,800	$ 194,736
Dollar Tree, Inc. (a)	3,400	277,066
		471,802
Specialty Retail - 4.3%
Express, Inc.	100	2,269
Limited Brands, Inc.	4,300	182,019
Lowe's Companies, Inc.	6,200	148,862
Mattress Firm Holding Corp.	400	8,836
PetSmart, Inc.	1,600	77,200
Sally Beauty Holdings, Inc. (a)	11,200	225,120
TJX Companies, Inc.	8,700	536,790
Urban Outfitters, Inc. (a)	100	2,698
Vitamin Shoppe, Inc. (a)	1,500	55,215
		1,239,009
Textiles, Apparel & Luxury Goods - 1.0%
Deckers Outdoor Corp. (a)	800	87,156
lululemon athletica, Inc. (a)	400	19,880
PVH Corp.	2,200	149,358
Samsonite International SA	14,100	18,243
		274,637
TOTAL CONSUMER DISCRETIONARY		4,340,856
CONSUMER STAPLES - 9.9%
Beverages - 1.7%
Anheuser-Busch InBev SA NV	1,030	61,598
Beam, Inc.	600	31,512
Dr Pepper Snapple Group, Inc.	4,100	149,773
PepsiCo, Inc.	1,100	70,400
SABMiller PLC	1,400	49,216
The Coca-Cola Co.	2,100	141,183
		503,682
Food & Staples Retailing - 1.0%
CVS Caremark Corp.	2,000	77,680
Wal-Mart de Mexico SA de CV Series V	14,500	39,238
Whole Foods Market, Inc.	2,500	170,250
		287,168
Food Products - 1.8%
Danone sponsored ADR	5,000	65,950
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Food Products - continued
Green Mountain Coffee Roasters, Inc. (a)(d)	5,900	$ 309,337
Mead Johnson Nutrition Co. Class A	1,000	75,360
Nestle SA sponsored ADR	1,050	58,937
SunOpta, Inc. (a)	300	1,497
		511,081
Household Products - 2.2%
Colgate-Palmolive Co.	3,900	356,850
Kimberly-Clark Corp.	900	64,323
Procter & Gamble Co.	3,200	206,624
		627,797
Personal Products - 3.2%
Herbalife Ltd.	5,200	287,560
Nu Skin Enterprises, Inc. Class A	2,400	114,576
Schiff Nutrition International, Inc. (a)	42,700	507,703
		909,839
TOTAL CONSUMER STAPLES		2,839,567
ENERGY - 11.1%
Energy Equipment & Services - 2.6%
Baker Hughes, Inc.	2,100	114,681
Dresser-Rand Group, Inc. (a)	2,300	119,761
Halliburton Co.	4,100	150,880
Helix Energy Solutions Group, Inc. (a)	1,500	26,610
Noble Corp.	800	27,624
Oceaneering International, Inc.	2,800	133,168
Schlumberger Ltd.	1,320	99,436
Transocean Ltd. (United States)	1,400	59,990
		732,150
Oil, Gas & Consumable Fuels - 8.5%
Alpha Natural Resources, Inc. (a)	2,445	58,680
Amyris, Inc. (a)	2,400	27,048
Atlas Pipeline Partners, LP	1,400	48,720
BP PLC sponsored ADR	1,104	48,079
Cabot Oil & Gas Corp.	2,200	194,898
Chesapeake Energy Corp.	2,200	55,748
Chevron Corp.	1,900	195,358
Exxon Mobil Corp.	13,040	1,048,938
Hess Corp.	2,500	150,550
Common Stocks - continued
	Shares	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
HollyFrontier Corp.	3,800	$ 88,350
Marathon Oil Corp.	1,800	50,328
Marathon Petroleum Corp.	2,200	73,458
Occidental Petroleum Corp.	2,600	257,140
Solazyme, Inc.	300	3,501
Southwestern Energy Co. (a)	2,600	98,930
Whiting Petroleum Corp. (a)	1,100	51,161
		2,450,887
TOTAL ENERGY		3,183,037
FINANCIALS - 3.5%
Capital Markets - 1.2%
Charles Schwab Corp.	8,300	99,268
HFF, Inc. (a)	1,600	17,952
Lazard Ltd. Class A	500	12,910
Morgan Stanley	8,570	126,750
TD Ameritrade Holding Corp.	3,600	58,644
UBS AG (NY Shares) (a)	2,200	27,434
		342,958
Commercial Banks - 1.1%
Aozora Bank Ltd.	21,000	56,263
Barclays PLC	10,384	29,923
U.S. Bancorp	2,800	72,576
Wells Fargo & Co.	5,600	144,816
		303,578
Consumer Finance - 0.2%
SLM Corp.	5,200	66,976
Diversified Financial Services - 0.7%
Citigroup, Inc.	4,760	130,805
JPMorgan Chase & Co.	1,900	58,843
		189,648
Real Estate Management & Development - 0.3%
CBRE Group, Inc. (a)	2,900	48,749
Jones Lang LaSalle, Inc.	700	45,094
		93,843
TOTAL FINANCIALS		997,003
Common Stocks - continued
	Shares	Value
HEALTH CARE - 10.0%
Biotechnology - 5.1%
Achillion Pharmaceuticals, Inc. (a)	8,800	$ 58,520
ADVENTRX Pharmaceuticals, Inc. (a)	17,910	11,059
ADVENTRX Pharmaceuticals, Inc. warrants 11/11/16 (a)	7,355	483
Alexion Pharmaceuticals, Inc. (a)	2,364	162,312
Amgen, Inc.	1,200	69,492
Amicus Therapeutics, Inc. (a)	10,700	30,602
Amylin Pharmaceuticals, Inc. (a)	500	5,400
Ardea Biosciences, Inc. (a)	1,680	31,382
ARIAD Pharmaceuticals, Inc. (a)	7,200	87,048
ArQule, Inc. (a)	5,600	31,416
Biogen Idec, Inc. (a)	2,100	241,395
BioMarin Pharmaceutical, Inc. (a)	3,800	131,556
Clovis Oncology, Inc.	300	3,861
Dynavax Technologies Corp. (a)	17,300	53,803
Exelixis, Inc. (a)	4,000	18,440
Geron Corp. (a)	5,400	9,018
Gilead Sciences, Inc. (a)	4,600	183,310
Inhibitex, Inc. (a)	6,000	87,600
Lexicon Pharmaceuticals, Inc. (a)	11,000	12,870
Lexicon Pharmaceuticals, Inc. rights 12/22/11 (a)	11,000	440
Neurocrine Biosciences, Inc. (a)	8,700	56,898
NPS Pharmaceuticals, Inc. (a)	1,700	9,656
Theravance, Inc. (a)	2,400	56,016
United Therapeutics Corp. (a)	1,100	45,001
Vertex Pharmaceuticals, Inc. (a)	1,800	52,182
ZIOPHARM Oncology, Inc. (a)	3,000	15,600
		1,465,360
Health Care Equipment & Supplies - 1.2%
Alere, Inc. (a)	5,375	125,721
Edwards Lifesciences Corp. (a)	1,200	79,236
HeartWare International, Inc. (a)	1,000	69,000
Mako Surgical Corp. (a)	1,100	31,680
MELA Sciences, Inc. (a)(d)	2,400	11,568
Sirona Dental Systems, Inc. (a)	100	4,444
Stryker Corp.	500	24,415
		346,064
Health Care Providers & Services - 1.8%
Aetna, Inc.	700	29,274
McKesson Corp.	2,200	178,882
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Providers & Services - continued
Medco Health Solutions, Inc. (a)	3,800	$ 215,346
WellPoint, Inc.	1,200	84,660
		508,162
Health Care Technology - 0.5%
athenahealth, Inc. (a)	700	41,580
Cerner Corp. (a)	1,600	97,568
		139,148
Life Sciences Tools & Services - 0.2%
Illumina, Inc. (a)	400	11,128
Thermo Fisher Scientific, Inc. (a)	1,100	51,975
		63,103
Pharmaceuticals - 1.2%
Allergan, Inc.	100	8,372
AVANIR Pharmaceuticals Class A (a)	10,700	26,322
Cadence Pharmaceuticals, Inc. (a)	4,600	20,194
Elan Corp. PLC sponsored ADR (a)	6,100	66,002
Eli Lilly & Co.	2,900	109,765
Endocyte, Inc.	200	2,058
Impax Laboratories, Inc. (a)	700	14,098
MAP Pharmaceuticals, Inc. (a)	100	1,375
Optimer Pharmaceuticals, Inc. (a)	1,900	21,888
Shire PLC sponsored ADR	700	70,924
		340,998
TOTAL HEALTH CARE		2,862,835
INDUSTRIALS - 11.2%
Aerospace & Defense - 3.7%
Precision Castparts Corp.	1,000	164,750
Raytheon Co.	1,500	68,355
Rockwell Collins, Inc.	3,000	164,700
Textron, Inc.	10,500	204,015
United Technologies Corp.	6,000	459,600
		1,061,420
Airlines - 0.4%
Copa Holdings SA Class A	1,100	71,016
Southwest Airlines Co.	5,300	44,414
		115,430
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Building Products - 0.1%
Armstrong World Industries, Inc.	700	$ 27,783
Commercial Services & Supplies - 0.0%
Sykes Enterprises, Inc. (a)	100	1,629
Construction & Engineering - 0.9%
Fluor Corp.	2,700	148,014
Jacobs Engineering Group, Inc. (a)	1,700	70,618
KBR, Inc.	1,000	28,900
		247,532
Electrical Equipment - 0.5%
Alstom SA	2,292	79,128
Emerson Electric Co.	900	47,025
Regal-Beloit Corp.	200	10,532
		136,685
Industrial Conglomerates - 0.4%
General Electric Co.	6,400	101,824
Machinery - 2.2%
Cummins, Inc.	3,600	346,788
Fanuc Corp.	100	16,432
Ingersoll-Rand PLC	7,500	248,400
Manitowoc Co., Inc.	1,700	18,819
Wabtec Corp.	200	13,650
		644,089
Professional Services - 2.1%
IHS, Inc. Class A (a)	900	79,542
Kforce, Inc. (a)	3,800	46,550
Manpower, Inc.	2,800	102,564
Robert Half International, Inc.	4,000	105,960
Towers Watson & Co.	4,000	260,640
		595,256
Road & Rail - 0.4%
Union Pacific Corp.	1,100	113,751
Trading Companies & Distributors - 0.5%
Mills Estruturas e Servicos de Engenharia SA	1,000	8,848
WESCO International, Inc. (a)	2,900	147,784
		156,632
TOTAL INDUSTRIALS		3,202,031
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - 30.0%
Communications Equipment - 4.0%
Cisco Systems, Inc.	3,900	$ 72,696
Juniper Networks, Inc. (a)	9,000	204,390
Motorola Solutions, Inc.	6,300	294,021
Polycom, Inc. (a)	1,900	32,110
QUALCOMM, Inc.	9,100	498,680
Riverbed Technology, Inc. (a)	1,500	39,000
		1,140,897
Computers & Peripherals - 7.5%
Apple, Inc. (a)	5,390	2,060,059
EMC Corp. (a)	100	2,301
SanDisk Corp. (a)	1,800	88,758
		2,151,118
Electronic Equipment & Components - 0.3%
Arrow Electronics, Inc. (a)	2,800	102,368
Internet Software & Services - 6.0%
Baidu.com, Inc. sponsored ADR (a)	800	104,792
eBay, Inc. (a)	8,300	245,597
Facebook, Inc. Class B (e)	1,061	26,525
Google, Inc. Class A (a)	1,706	1,022,559
Mail.ru Group Ltd. GDR (Reg. S)	700	21,560
NIC, Inc.	1,300	16,900
Rackspace Hosting, Inc. (a)	6,200	268,956
VeriSign, Inc.	200	6,716
Yandex NV	900	19,782
		1,733,387
IT Services - 3.4%
Cognizant Technology Solutions Corp. Class A (a)	9,700	653,295
International Business Machines Corp.	1,000	188,000
MasterCard, Inc. Class A	200	74,910
Virtusa Corp. (a)	3,200	50,368
		966,573
Office Electronics - 0.1%
Xerox Corp.	2,500	20,375
Semiconductors & Semiconductor Equipment - 2.4%
Analog Devices, Inc.	700	24,402
Avago Technologies Ltd.	1,400	41,888
Broadcom Corp. Class A	1,900	57,656
Cymer, Inc. (a)	600	26,832
Freescale Semiconductor Holdings I Ltd.	5,100	64,617
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
GT Advanced Technologies, Inc. (a)(d)	8,200	$ 63,304
Inphi Corp.	100	1,079
KLA-Tencor Corp.	1,200	55,320
Marvell Technology Group Ltd. (a)	9,200	129,904
Micron Technology, Inc. (a)	13,400	80,266
NVIDIA Corp. (a)	6,100	95,343
NXP Semiconductors NV (a)	2,700	45,630
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	200	2,584
		688,825
Software - 6.3%
Aspen Technology, Inc. (a)	1,000	17,850
Citrix Systems, Inc. (a)	2,000	142,780
CompuGROUP Holding AG	1,100	12,048
Informatica Corp. (a)	2,600	116,883
Intuit, Inc.	1,400	74,536
MICROS Systems, Inc. (a)	100	4,717
Microsoft Corp.	500	12,790
Oracle Corp.	22,300	699,105
Red Hat, Inc. (a)	2,700	135,216
salesforce.com, Inc. (a)	3,225	381,905
Solera Holdings, Inc.	2,300	108,836
VMware, Inc. Class A (a)	900	87,012
		1,793,678
TOTAL INFORMATION TECHNOLOGY		8,597,221
MATERIALS - 4.7%
Chemicals - 2.4%
Ashland, Inc.	2,400	133,488
CF Industries Holdings, Inc.	1,100	153,780
Innophos Holdings, Inc.	1,700	83,725
LyondellBasell Industries NV Class A	2,200	71,874
Sherwin-Williams Co.	100	8,683
Solutia, Inc. (a)	4,400	70,048
W.R. Grace & Co. (a)	3,700	154,179
		675,777
Metals & Mining - 2.3%
Alcoa, Inc.	2,100	21,042
AngloGold Ashanti Ltd. sponsored ADR	1,500	71,940
Barrick Gold Corp.	1,400	74,190
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Metals & Mining - continued
Freeport-McMoRan Copper & Gold, Inc.	1,700	$ 67,320
Goldcorp, Inc.	2,400	129,300
Ivanhoe Mines Ltd. (a)	4,800	103,534
Kinross Gold Corp.	2,900	40,829
Newcrest Mining Ltd.	1,069	39,000
Newmont Mining Corp.	1,700	117,096
		664,251
TOTAL MATERIALS		1,340,028
TELECOMMUNICATION SERVICES - 2.0%
Wireless Telecommunication Services - 2.0%
American Tower Corp. Class A	6,800	401,200
SBA Communications Corp. Class A (a)	4,600	188,094
		589,294
TOTAL COMMON STOCKS (Cost $26,151,566)		27,951,872
Nonconvertible Preferred Stocks - 0.2%

CONSUMER DISCRETIONARY - 0.2%
Automobiles - 0.2%
Volkswagen AG (Cost $39,462)	300	51,463
Money Market Funds - 3.6%

Fidelity Cash Central Fund, 0.11% (b)	703,088	703,088
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	330,550	330,550
TOTAL MONEY MARKET FUNDS (Cost $1,033,638)		1,033,638
TOTAL INVESTMENT PORTFOLIO - 101.3% (Cost $27,224,666)		29,036,973
NET OTHER ASSETS (LIABILITIES) - (1.3)%		(378,126)
NET ASSETS - 100%		$ 28,658,847
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $26,525 or 0.1% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Facebook, Inc. Class B	3/31/11 - 5/19/11	$ 26,532
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 678
Fidelity Securities Lending Cash Central Fund	10,966
Total	$ 11,644
Other Information

The following is a summary of the inputs used, as of November 30, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 4,392,319	$ 4,374,076	$ 18,243	$ -
Consumer Staples	2,839,567	2,777,969	61,598	-
Energy	3,183,037	3,183,037	-	-
Financials	997,003	910,817	86,186	-
Health Care	2,862,835	2,861,912	923	-
Industrials	3,202,031	3,185,599	16,432	-
Information Technology	8,597,221	8,570,696	-	26,525
Materials	1,340,028	1,301,028	39,000	-
Telecommunication Services	589,294	589,294	-	-
Money Market Funds	1,033,638	1,033,638	-	-
Total Investments in Securities:	$ 29,036,973	$ 28,788,066	$ 222,382	$ 26,525
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ -
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	(7)
Cost of Purchases	26,532
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in to Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 26,525
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at November 30, 2011	$ (7)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Income Tax Information

At November 30, 2011, the Fund had a capital loss carryforward of approximately $3,480,639 of which $1,312,379 and $2,168,260 will expire in fiscal 2016 and 2017, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	November 30, 2011

Assets
Investment in securities, at value (including securities loaned of $343,298) - See accompanying schedule: Unaffiliated issuers (cost $26,191,028)	$ 28,003,335
Fidelity Central Funds (cost $1,033,638)	1,033,638
Total Investments (cost $27,224,666)		$ 29,036,973
Receivable for investments sold		85,551
Receivable for fund shares sold		24,781
Dividends receivable		44,225
Distributions receivable from Fidelity Central Funds		501
Prepaid expenses		88
Receivable from investment adviser for expense reductions		15,080
Other receivables		334
Total assets		29,207,533

Liabilities
Payable for investments purchased	$ 114,485
Payable for fund shares redeemed	30,981
Accrued management fee	16,274
Distribution and service plan fees payable	12,516
Other affiliated payables	7,398
Other payables and accrued expenses	36,482
Collateral on securities loaned, at value	330,550
Total liabilities		548,686

Net Assets		$ 28,658,847
Net Assets consist of:
Paid in capital		$ 30,474,099
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(3,627,486)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,812,234
Net Assets		$ 28,658,847

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

November 30, 2011

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($11,109,022 ÷ 969,675 shares)	$ 11.46

Maximum offering price per share (100/94.25 of $11.46)	$ 12.16
Class T: Net Asset Value and redemption price per share ($9,018,983 ÷ 813,874 shares)	$ 11.08

Maximum offering price per share (100/96.50 of $11.08)	$ 11.48
Class B: Net Asset Value and offering price per share ($1,652,858 ÷ 158,877 shares)A	$ 10.40

Class C: Net Asset Value and offering price per share ($6,422,203 ÷ 620,310 shares)A	$ 10.35

Institutional Class: Net Asset Value, offering price and redemption price per share ($455,781 ÷ 38,677 shares)	$ 11.78

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended November 30, 2011

Investment Income
Dividends		$ 190,814
Interest		2
Income from Fidelity Central Funds (including $10,966 from security lending)		11,644
Total income		202,460

Expenses
Management fee Basic fee	$ 135,779
Performance adjustment	21,456
Transfer agent fees	77,676
Distribution and service plan fees	125,601
Accounting and security lending fees	9,557
Custodian fees and expenses	15,262
Independent trustees' compensation	132
Registration fees	58,895
Audit	53,655
Legal	106
Miscellaneous	186
Total expenses before reductions	498,305
Expense reductions	(130,950)	367,355
Net investment income (loss)		(164,895)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	2,136,676
Foreign currency transactions	(2,512)
Total net realized gain (loss)		2,134,164
Change in net unrealized appreciation (depreciation) on: Investment securities	(834,027)
Assets and liabilities in foreign currencies	9
Total change in net unrealized appreciation (depreciation)		(834,018)
Net gain (loss)		1,300,146
Net increase (decrease) in net assets resulting from operations		$ 1,135,251

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended November 30, 2011	Year ended November 30, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (164,895)	$ (114,249)
Net realized gain (loss)	2,134,164	2,012,079
Change in net unrealized appreciation (depreciation)	(834,018)	1,015,439
Net increase (decrease) in net assets resulting from operations	1,135,251	2,913,269
Share transactions - net increase (decrease)	7,898,803	(1,405,960)
Total increase (decrease) in net assets	9,034,054	1,507,309

Net Assets
Beginning of period	19,624,793	18,117,484
End of period	$ 28,658,847	$ 19,624,793

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 10.73	$ 9.11	$ 6.33	$ 11.54	$ 9.76
Income from Investment Operations
Net investment income (loss) C	(.05)	(.03)	.01	(.02)	(.04)
Net realized and unrealized gain (loss)	.78	1.65	2.77	(5.19)	1.82
Total from investment operations	.73	1.62	2.78	(5.21)	1.78
Net asset value, end of period	$ 11.46	$ 10.73	$ 9.11	$ 6.33	$ 11.54
Total Return A, B	6.80%	17.78%	43.92%	(45.15)%	18.24%
Ratios to Average Net Assets D, F
Expenses before reductions	1.77%	1.85%	2.04%	1.86%	1.74%
Expenses net of fee waivers, if any	1.25%	1.25%	1.25%	1.25%	1.25%
Expenses net of all reductions	1.24%	1.25%	1.24%	1.25%	1.25%
Net investment income (loss)	(.41)%	(.34)%	.08%	(.20)%	(.40)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 11,109	$ 7,055	$ 6,991	$ 4,113	$ 7,119
Portfolio turnover rate E	78%	124%	147%	140%	170%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 10.40	$ 8.85	$ 6.17	$ 11.27	$ 9.56
Income from Investment Operations
Net investment income (loss) C	(.07)	(.06)	(.01)	(.04)	(.07)
Net realized and unrealized gain (loss)	.75	1.61	2.69	(5.06)	1.78
Total from investment operations	.68	1.55	2.68	(5.10)	1.71
Net asset value, end of period	$ 11.08	$ 10.40	$ 8.85	$ 6.17	$ 11.27
Total Return A, B	6.54%	17.51%	43.44%	(45.25)%	17.89%
Ratios to Average Net Assets D, F
Expenses before reductions	2.06%	2.14%	2.34%	2.15%	2.06%
Expenses net of fee waivers, if any	1.50%	1.50%	1.50%	1.50%	1.50%
Expenses net of all reductions	1.49%	1.50%	1.49%	1.50%	1.49%
Net investment income (loss)	(.66)%	(.59)%	(.17)%	(.45)%	(.64)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 9,019	$ 7,501	$ 6,651	$ 4,755	$ 9,393
Portfolio turnover rate E	78%	124%	147%	140%	170%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 9.82	$ 8.40	$ 5.88	$ 10.80	$ 9.20
Income from Investment Operations
Net investment income (loss) C	(.12)	(.10)	(.05)	(.09)	(.11)
Net realized and unrealized gain (loss)	.70	1.52	2.57	(4.83)	1.71
Total from investment operations	.58	1.42	2.52	(4.92)	1.60
Net asset value, end of period	$ 10.40	$ 9.82	$ 8.40	$ 5.88	$ 10.80
Total Return A, B	5.91%	16.90%	42.86%	(45.56)%	17.39%
Ratios to Average Net Assets D, F
Expenses before reductions	2.54%	2.60%	2.79%	2.62%	2.50%
Expenses net of fee waivers, if any	2.00%	2.00%	2.00%	2.00%	2.00%
Expenses net of all reductions	2.00%	1.99%	1.99%	2.00%	1.99%
Net investment income (loss)	(1.16)%	(1.09)%	(.67)%	(.95)%	(1.14)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,653	$ 2,099	$ 2,314	$ 1,785	$ 3,893
Portfolio turnover rate E	78%	124%	147%	140%	170%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 9.77	$ 8.35	$ 5.85	$ 10.75	$ 9.16
Income from Investment Operations
Net investment income (loss) C	(.12)	(.10)	(.05)	(.09)	(.11)
Net realized and unrealized gain (loss)	.70	1.52	2.55	(4.81)	1.70
Total from investment operations	.58	1.42	2.50	(4.90)	1.59
Net asset value, end of period	$ 10.35	$ 9.77	$ 8.35	$ 5.85	$ 10.75
Total Return A, B	5.94%	17.01%	42.74%	(45.58)%	17.36%
Ratios to Average Net Assets D, F
Expenses before reductions	2.51%	2.64%	2.79%	2.62%	2.49%
Expenses net of fee waivers, if any	2.00%	2.00%	2.00%	2.00%	2.00%
Expenses net of all reductions	1.99%	1.99%	1.99%	2.00%	2.00%
Net investment income (loss)	(1.16)%	(1.09)%	(.67)%	(.95)%	(1.15)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,422	$ 2,628	$ 2,065	$ 1,492	$ 3,110
Portfolio turnover rate E	78%	124%	147%	140%	170%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 11.01	$ 9.32	$ 6.47	$ 11.75	$ 9.92
Income from Investment Operations
Net investment income (loss) B	(.02)	(.01)	.02	.01	(.02)
Net realized and unrealized gain (loss)	.79	1.70	2.83	(5.29)	1.85
Total from investment operations	.77	1.69	2.85	(5.28)	1.83
Net asset value, end of period	$ 11.78	$ 11.01	$ 9.32	$ 6.47	$ 11.75
Total Return A	6.99%	18.13%	44.05%	(44.94)%	18.45%
Ratios to Average Net Assets C, E
Expenses before reductions	1.39%	1.49%	1.83%	1.54%	1.39%
Expenses net of fee waivers, if any	1.00%	1.00%	1.00%	1.00%	1.00%
Expenses net of all reductions	.99%	.99%	1.00%	1.00%	.99%
Net investment income (loss)	(.16)%	(.09)%	.33%	.05%	(.14)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 456	$ 342	$ 97	$ 99	$ 188
Portfolio turnover rate D	78%	124%	147%	140%	170%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2011

1. Organization.

Fidelity Advisor Strategic Growth Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements.

Annual Report

3. Significant Accounting Policies - continued

Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of November 30, 2011, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds,including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

3. Significant Accounting Policies - continued

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of November 30, 2011, the Fund did not have any unrecognized tax benefits in the financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, passive foreign investment companies (PFIC), net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 3,497,616
Gross unrealized depreciation	(1,762,509)
Net unrealized appreciation (depreciation) on securities and other investments	$ 1,735,107

Tax Cost	$ 27,301,866

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (3,480,639)
Net unrealized appreciation (depreciation)	$ 1,735,034

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the Act), the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund's first fiscal year end subject to the Act will be November 30, 2012.

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Annual Report

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $25,898,408 and $18,745,247, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the Institutional Class of the Fund as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .65% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 23,407	$ 325
Class T	.25%	.25%	42,968	169
Class B	.75%	.25%	20,117	15,118
Class C	.75%	.25%	39,109	12,180
			$ 125,601	$ 27,792

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B, 1.00% for Class C, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 8,194
Class T	3,729
Class B*	2,497
Class C*	373
$ 14,793

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 29,298.31
Class T	29,304.34
Class B	6,356.32
Class C	11,778.30
Institutional Class	940.20
	$ 77,676

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $745 for the period.

Annual Report

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $70 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. During the period, there were no securities loaned to FCM.

9. Expense Reductions.

FMR contractually agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. This reimbursement will remain in place through January 31, 2013. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

Annual Report

Notes to Financial Statements - continued

9. Expense Reductions - continued

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	1.25%	$ 48,991
Class T	1.50%	47,716
Class B	2.00%	10,814
Class C	2.00%	20,265
Institutional Class	1.00%	1,852
		$ 129,638

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $1,311 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $1.

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2011	2010	2011	2010
Class A
Shares sold	641,706	229,574	$ 7,467,955	$ 2,189,225
Shares redeemed	(329,586)	(339,595)	(3,810,031)	(3,250,702)
Net increase (decrease)	312,120	(110,021)	$ 3,657,924	$ (1,061,477)
Class T
Shares sold	253,077	129,124	$ 2,884,528	$ 1,198,183
Shares redeemed	(160,122)	(159,367)	(1,837,724)	(1,458,711)
Net increase (decrease)	92,955	(30,243)	$ 1,046,804	$ (260,528)
Class B
Shares sold	24,991	39,519	$ 264,560	$ 345,480
Shares redeemed	(79,954)	(101,348)	(857,531)	(887,003)
Net increase (decrease)	(54,963)	(61,829)	$ (592,971)	$ (541,523)
Class C
Shares sold	515,980	198,775	$ 5,391,927	$ 1,721,153
Shares redeemed	(164,647)	(176,916)	(1,714,089)	(1,475,038)
Net increase (decrease)	351,333	21,859	$ 3,677,838	$ 246,115
Institutional Class
Shares sold	71,753	29,593	$ 809,094	$ 298,832
Shares redeemed	(64,162)	(8,865)	(699,886)	(87,379)
Net increase (decrease)	7,591	20,728	$ 109,208	$ 211,453

Annual Report

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Strategic Growth Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Strategic Growth Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments, as of November 30, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2011, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Strategic Growth Fund as of November 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 17, 2012

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 226 funds advised by FMR or an affiliate. Mr. Curvey oversees 429 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (58)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (67)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Robert W. Selander (61)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (67)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (61)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (42)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (46)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (47)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (53)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (64)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (50)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Joseph F. Zambello (54)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (44)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President and Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II (2011-present), Assistant Treasurer of other Fidelity funds (2010-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (53)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Strategic Growth Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2011 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has devoted increased resources to non-U.S. offices. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and enhancers. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools which permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in their deliberations, the Board considered the Investment Advisers' trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers, with 35 new branches opening since 2010.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) rationalizing product lines through the mergers of six funds into other funds; (iii) continuing to migrate the Freedom Funds to dedicated lower cost underlying funds; (iv) obtaining shareholder approval to broaden the investment strategies for Fidelity Consumer Finance Portfolio, Fidelity Emerging Asia Fund, and Fidelity Environment and Alternative Energy Portfolio; (v) contractually agreeing to reduce the management fees and impose other expense limitations on Spartan 500 Index Fund and U.S. Bond Index Fund in connection with launching new institutional classes of these funds; (vi) changing the name, primary and supplemental benchmarks, and investment policies of Fidelity Global Strategies Fund to support the fund's flexible investment mandate and global orientation; and (vii) reducing the transfer agency account fee rates on certain accounts.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2010, the cumulative total returns of Institutional Class (Class I) and Class C of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class C show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor Strategic Growth Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Institutional Class (Class I) of the fund was in the first quartile for the one-year period and the second quartile for the three- and five-year periods. The Board also noted that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for the one- and five-year periods, although the fund's three-year cumulative total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Annual Report

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor Strategic Growth Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2010. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A and Class B ranked below its competitive median for 2010, the total expense ratio of each of Class C and Institutional Class ranked equal to its competitive median for 2010, and the total expense ratio of Class T ranked above its competitive median for 2010. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Class T was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers and other key personnel and strategies for attracting and retaining non-investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) historical trends in Fidelity's realization of fall-out benefits; (vi) Fidelity's group fee structures and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and Fidelity's compliance practices with respect to performance adjustment calculations; (ix) the fee structures in place for certain other Fidelity clients; and (x) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expense ratios for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

ATQGI-UANN-0112
1.786700.108

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®
Value Strategies
Fund - Class A, Class T, Class B
and Class C

Annual Report

November 30, 2011

Contents

Chairman's Message	(Click Here)	The Chairman's message to shareholders.
Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_James_C_Curvey)

Dear Shareholder:

The unusually high level of volatility that global equity markets have experienced since early August continued through the end of November. Most major indexes were unable to gain much traction during this time frame, as concern about the sovereign debt crisis in Europe continued to overshadow strong corporate earnings and better-than-expected economic news. High-grade bonds, meanwhile, fared slightly better amid periodic flights to quality. Financial markets are difficult to predict, of course, but you can help put the odds in your favor by following these time-tested investment principles.

One of the basic tenets is to invest according to your time horizon. For long-term investors, riding out the markets' inevitable ups and downs has proven much more effective than making decisions based on short-term developments. If your goal is approaching, you can also benefit from patience and restraint, rather than attempting to time the market. No matter your time horizon, missing only a few of the markets' best days can significantly diminish returns. Patience also affords the benefits of compounding - earning interest on additional income or reinvested dividends and capital gains. While staying the course doesn't eliminate risk, it can considerably lessen the negative impact of short-term downturns.

Asset allocation is another principle to manage risk. As you spread your portfolio among the asset classes, be sure to consider your time horizon, risk tolerance and investment objectives. Younger investors may be better served by emphasizing equities, which historically have been the best-performing asset class over time. Investors who are nearing a specific goal, such as retirement or sending a child to college, may choose to favor bonds and other investments that have tended to be more stable. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. After deciding on a suitable allocation strategy, make sure your portfolio is adequately diversified, with exposure to stocks of small-, mid- and large-cap companies in a range of sectors, for example. And today, more than ever, geographic diversification should be taken into account.

Lastly, investing a certain amount of money on a regular basis - a principle known as dollar-cost averaging - can help lower the average cost of your purchases, while also giving you the discipline to avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to learn more by visiting us on the Internet, dropping by one of our Investor Centers or calling us by phone. It is our privilege to provide the resources you need to choose investments that are right for you.

Sincerely,

(The acting chairman's signature appears here.)

James C. Curvey
Acting Chairman

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended November 30, 2011	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	-7.23%	-2.42%	4.18%
Class T (incl. 3.50% sales charge)	-5.20%	-2.14%	4.22%
Class B (incl. contingent deferred sales charge) A	-7.22%	-2.30%	4.21%
Class C (incl. contingent deferred sales charge) B	-3.30%	-2.00%	3.99%

A Class B shares' contingent deferred sales charges included in the past one year, past five years, and past 10 years total return figures are 5%, 2%, and 0%, respectively.

B Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on August 16, 2001. Returns prior to August 16, 2001, are those of Class B, and reflect Class B shares' 1.00% 12b-1 fee. Class C shares' contingent deferred sales charges included in the past one year, past five years, and past 10 years total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Value Strategies Fund - Class A on November 30, 2001, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks overcame a sharp summer drop to post solid gains for the year ending November 30, 2011. Bullishness in the first half of the period gave way to a sudden reversal in July and August, as debate over the U.S. debt ceiling, a downgrade of the country's long-term sovereign credit rating and more debt woes in Europe led the S&P 500® Index to its worst calendar-quarter finish in almost three years. However, in October, a possible solution to the eurozone debt crisis and encouraging U.S. economic data fueled a rally that pushed the broad-based index up roughly 11%, its highest monthly return since December 1991. Although a Congressional stalemate over deficit reductions kept volatility alive in November, the S&P 500® finished the year up 7.83%, while the blue-chip Dow Jones Industrial AverageSM added 12.39% and the technology-heavy Nasdaq Composite® Index rose 5.93%. Within the S&P 500®, sector performance was mixed, with financials (-10%) struggling, while the defensive utilities (+20%) and consumer staples (+16%) segments fared best. Small and mid-sized stocks posted more-modest gains than their large-cap counterparts, with the Russell 2000® and Russell Midcap® indexes adding 2.75% and 5.39%, respectively. Uncertainty in Europe hurt foreign developed-markets stocks, as the MSCI® EAFE® (Europe, Australasia, Far East) Index fell 4.01%.

Comments from Thomas Soviero, Portfolio Manager of Fidelity Advisor® Value Strategies Fund: For the year, the fund's Class A, Class T, Class B and Class C shares returned -1.57%, -1.76%, -2.34% and -2.32%, respectively (excluding sales charges), underperforming the 4.75% gain of the Russell Midcap® Value Index. The fund was hurt by security selection in consumer staples - particularly in food, beverage and tobacco - and in health care. An overweighting in information technology dampened results further, particularly in the lagging semiconductors and semiconductor equipment industry, as did an underweighting in utilities. The biggest individual detractors included soft drink manufacturer Cott, semiconductor firm Spansion, wireless telecommunication services company NII Holdings, pharmaceutical company Zogenix and Canadian natural foods processor SunOpta. Conversely, we were helped by security selection in materials and an underweighting in the weak financials sector. Chemicals firms Innophos Holdings and LyondellBassell Industries were two of the top individual contributors, as was Cabot Oil & Gas in energy. Most of the stocks I've mentioned were not part of the Russell index.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2011 to November 30, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value June 1, 2011	Ending Account Value November 30, 2011	Expenses Paid During Period* June 1, 2011 to November 30, 2011
Class A	1.25%
Actual		$ 1,000.00	$ 831.60	$ 5.74
HypotheticalA		$ 1,000.00	$ 1,018.80	$ 6.33
Class T	1.43%
Actual		$ 1,000.00	$ 830.90	$ 6.56
HypotheticalA		$ 1,000.00	$ 1,017.90	$ 7.23
Class B	2.01%
Actual		$ 1,000.00	$ 828.50	$ 9.21
HypotheticalA		$ 1,000.00	$ 1,014.99	$ 10.15
Class C	2.00%
Actual		$ 1,000.00	$ 828.60	$ 9.17
HypotheticalA		$ 1,000.00	$ 1,015.04	$ 10.10
Fidelity Value Strategies Fund	.96%
Actual		$ 1,000.00	$ 832.90	$ 4.41
HypotheticalA		$ 1,000.00	$ 1,020.26	$ 4.86
Fidelity Value Strategies Fund Class K	.75%
Actual		$ 1,000.00	$ 833.50	$ 3.45
HypotheticalA		$ 1,000.00	$ 1,021.31	$ 3.80
Institutional Class	.93%
Actual		$ 1,000.00	$ 832.80	$ 4.27
HypotheticalA		$ 1,000.00	$ 1,020.41	$ 4.71

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of November 30, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
LyondellBasell Industries NV Class A	5.3	5.2
GameStop Corp. Class A	4.4	4.0
Cott Corp.	4.2	3.5
Innophos Holdings, Inc.	2.9	1.9
Target Corp.	2.7	0.0
The AES Corp.	2.3	1.9
PPG Industries, Inc.	2.3	1.8
AFLAC, Inc.	2.1	1.0
Union Pacific Corp.	1.7	1.3
Cabot Oil & Gas Corp.	1.5	0.8
	29.4
Top Five Market Sectors as of November 30, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	21.6	17.0
Materials	14.2	13.1
Information Technology	13.4	13.5
Industrials	9.3	11.0
Financials	8.5	10.0
Asset Allocation (% of fund's net assets)
As of November 30, 2011 *		As of May 31, 2011 **
	Stocks 97.5%		Stocks 97.8%
	Bonds 0.0%		Bonds 0.1%
	Convertible Securities 0.2%		Convertible Securities 0.2%
	Short-Term Investments and Net Other Assets 2.3%		Short-Term Investments and Net Other Assets 1.9%
* Foreign investments	17.0%	** Foreign investments	20.1%

Annual Report

Investments November 30, 2011

Showing Percentage of Net Assets

Common Stocks - 97.5%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 21.4%
Auto Components - 1.3%
Autoliv, Inc.	56,100	$ 2,989
Delphi Automotive PLC	217,892	4,087
TRW Automotive Holdings Corp. (a)	153,100	5,000
		12,076
Automobiles - 1.1%
Bayerische Motoren Werke AG (BMW)	36,387	2,737
General Motors Co.	190,200	4,049
Volkswagen AG	18,856	2,851
		9,637
Diversified Consumer Services - 0.9%
Service Corp. International	744,250	7,629
Hotels, Restaurants & Leisure - 2.3%
Ameristar Casinos, Inc.	292,726	5,123
Cedar Fair LP (depository unit)	231,920	5,355
O'Charleys, Inc. (a)(e)	404,555	2,605
Wyndham Worldwide Corp.	203,867	7,227
		20,310
Household Durables - 3.7%
KB Home (e)	243,794	1,792
Lennar Corp. Class A	212,200	3,907
Newell Rubbermaid, Inc.	76,000	1,163
PulteGroup, Inc. (a)(e)	2,215,725	13,538
Ryland Group, Inc.	151,400	2,277
Standard Pacific Corp. (a)(e)	2,278,393	7,245
Techtronic Industries Co. Ltd.	3,985,500	3,659
		33,581
Leisure Equipment & Products - 0.7%
Hasbro, Inc.	187,097	6,700
Media - 1.9%
Omnicom Group, Inc.	125,512	5,418
Regal Entertainment Group Class A (e)	229,900	3,276
Valassis Communications, Inc. (a)(e)	349,089	6,706
Virgin Media, Inc.	88,700	1,966
		17,366
Multiline Retail - 2.7%
Target Corp.	454,700	23,963
Specialty Retail - 6.8%
Advance Auto Parts, Inc.	166,790	11,545
Asbury Automotive Group, Inc. (a)	483,141	9,528
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
Casual Male Retail Group, Inc. (a)	421,708	$ 1,362
GameStop Corp. Class A (a)(e)	1,703,462	39,384
		61,819
TOTAL CONSUMER DISCRETIONARY		193,081
CONSUMER STAPLES - 7.2%
Beverages - 4.7%
China New Borun Corp. ADR (a)(e)	667,803	2,124
Cott Corp. (a)(e)(f)	6,062,168	38,217
Molson Coors Brewing Co. Class B	53,033	2,153
		42,494
Food & Staples Retailing - 0.6%
SUPERVALU, Inc. (e)	280,500	2,062
United Natural Foods, Inc. (a)	76,700	2,940
		5,002
Food Products - 1.9%
Bunge Ltd.	54,100	3,381
Calavo Growers, Inc. (e)	232,028	6,163
SunOpta, Inc. (a)	1,545,185	7,710
		17,254
TOTAL CONSUMER STAPLES		64,750
ENERGY - 6.5%
Energy Equipment & Services - 2.0%
C&J Energy Services, Inc. (a)(d)	386,786	6,837
Ensco International Ltd. ADR	76,900	3,996
Halliburton Co.	187,200	6,889
		17,722
Oil, Gas & Consumable Fuels - 4.5%
Alpha Natural Resources, Inc. (a)	155,823	3,740
Cabot Oil & Gas Corp.	153,900	13,634
Denbury Resources, Inc. (a)	512,580	8,663
Forest Oil Corp. (a)	154,205	2,473
Peabody Energy Corp.	96,600	3,790
Suncor Energy, Inc.	73,200	2,205
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Valero Energy Corp.	76,100	$ 1,695
Williams Companies, Inc.	154,500	4,987
		41,187
TOTAL ENERGY		58,909
FINANCIALS - 8.5%
Commercial Banks - 2.9%
BB&T Corp.	449,231	10,409
Regions Financial Corp.	812,863	3,341
U.S. Bancorp	486,584	12,612
		26,362
Insurance - 4.6%
AFLAC, Inc.	440,255	19,125
American International Group, Inc. (a)	152,500	3,555
Assurant, Inc.	85,200	3,343
Lincoln National Corp.	513,200	10,356
Unum Group	245,860	5,534
		41,913
Real Estate Investment Trusts - 0.7%
CBL & Associates Properties, Inc.	215,313	3,077
Host Hotels & Resorts, Inc.	210,800	2,983
		6,060
Real Estate Management & Development - 0.3%
Forest City Enterprises, Inc. Class A (a)	207,800	2,523
TOTAL FINANCIALS		76,858
HEALTH CARE - 7.3%
Health Care Equipment & Supplies - 2.4%
Boston Scientific Corp. (a)	764,800	4,512
C. R. Bard, Inc.	76,900	6,705
Covidien PLC	114,575	5,219
Hill-Rom Holdings, Inc.	56,300	1,779
Orthofix International NV (a)	94,517	3,239
		21,454
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Health Care Providers & Services - 2.0%
DaVita, Inc. (a)	80,798	$ 6,155
Universal Health Services, Inc. Class B	284,414	11,439
		17,594
Life Sciences Tools & Services - 1.2%
Agilent Technologies, Inc. (a)	184,300	6,911
PerkinElmer, Inc.	211,600	4,003
		10,914
Pharmaceuticals - 1.7%
Johnson & Johnson	153,600	9,941
Zogenix, Inc. (e)	3,171,431	5,709
		15,650
TOTAL HEALTH CARE		65,612
INDUSTRIALS - 9.3%
Aerospace & Defense - 2.5%
Alliant Techsystems, Inc.	177,500	10,444
Esterline Technologies Corp. (a)	101,822	5,485
GeoEye, Inc. (a)	116,347	2,209
Textron, Inc.	223,717	4,347
		22,485
Building Products - 0.9%
Armstrong World Industries, Inc.	77,022	3,057
Owens Corning (a)	171,111	4,911
		7,968
Commercial Services & Supplies - 0.3%
Quad/Graphics, Inc. (e)	151,856	2,433
Construction & Engineering - 0.3%
Quanta Services, Inc. (a)	154,200	3,175
Electrical Equipment - 0.4%
Regal-Beloit Corp.	63,554	3,347
Industrial Conglomerates - 0.9%
Carlisle Companies, Inc.	175,529	7,829
Machinery - 2.2%
Blount International, Inc. (a)	292,004	4,471
Ingersoll-Rand PLC	312,800	10,360
Stanley Black & Decker, Inc.	74,137	4,851
		19,682
Marine - 0.1%
Ultrapetrol (Bahamas) Ltd. (a)	524,853	1,422
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Road & Rail - 1.7%
Union Pacific Corp.	148,800	$ 15,387
TOTAL INDUSTRIALS		83,728
INFORMATION TECHNOLOGY - 13.4%
Communications Equipment - 0.9%
Cisco Systems, Inc.	215,300	4,013
Comverse Technology, Inc. (a)	613,366	4,018
		8,031
Computers & Peripherals - 1.7%
Apple, Inc. (a)	20,800	7,950
SanDisk Corp. (a)	76,493	3,772
Western Digital Corp. (a)	141,324	4,108
		15,830
Electronic Equipment & Components - 1.2%
Anixter International, Inc. (a)	69,980	4,297
Arrow Electronics, Inc. (a)	139,657	5,106
DDi Corp.	136,100	1,226
		10,629
IT Services - 1.0%
Acxiom Corp. (a)	215,782	2,684
Fidelity National Information Services, Inc.	268,430	6,466
		9,150
Office Electronics - 0.5%
Xerox Corp.	572,377	4,665
Semiconductors & Semiconductor Equipment - 6.4%
Fairchild Semiconductor International, Inc. (a)	320,000	4,144
Intersil Corp. Class A	773,578	8,223
KLA-Tencor Corp.	174,580	8,048
Lam Research Corp. (a)	212,153	8,649
Marvell Technology Group Ltd. (a)	815,300	11,512
Micron Technology, Inc. (a)	455,483	2,728
ON Semiconductor Corp. (a)	1,214,770	9,147
Spansion, Inc. Class A (a)	641,043	5,603
		58,054
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Software - 1.7%
Microsoft Corp.	438,024	$ 11,205
Nuance Communications, Inc. (a)	152,500	3,748
		14,953
TOTAL INFORMATION TECHNOLOGY		121,312
MATERIALS - 14.2%
Chemicals - 12.8%
Ashland, Inc.	86,800	4,828
Innophos Holdings, Inc.	524,810	25,847
LyondellBasell Industries NV Class A (e)	1,478,724	48,307
PPG Industries, Inc.	236,200	20,727
Solutia, Inc. (a)	430,260	6,850
W.R. Grace & Co. (a)	219,128	9,131
		115,690
Metals & Mining - 1.4%
Carpenter Technology Corp.	86,796	4,699
Haynes International, Inc.	18,860	1,131
Newcrest Mining Ltd.	127,118	4,638
Titanium Metals Corp.	152,300	2,373
		12,841
TOTAL MATERIALS		128,531
TELECOMMUNICATION SERVICES - 3.2%
Diversified Telecommunication Services - 2.7%
CenturyLink, Inc.	194,621	7,302
Cogent Communications Group, Inc. (a)	327,858	5,577
Level 3 Communications, Inc. (a)	569,139	11,730
		24,609
Wireless Telecommunication Services - 0.5%
NII Holdings, Inc. (a)	200,423	4,612
TOTAL TELECOMMUNICATION SERVICES		29,221
UTILITIES - 6.5%
Electric Utilities - 1.6%
American Electric Power Co., Inc.	222,100	8,813
FirstEnergy Corp.	130,269	5,793
		14,606
Common Stocks - continued
	Shares	Value (000s)
UTILITIES - continued
Independent Power Producers & Energy Traders - 3.7%
Calpine Corp. (a)	839,263	$ 12,623
The AES Corp. (a)	1,721,200	20,792
		33,415
Multi-Utilities - 1.2%
Alliant Energy Corp.	114,800	4,846
Sempra Energy	108,039	5,747
		10,593
TOTAL UTILITIES		58,614
TOTAL COMMON STOCKS (Cost $868,557)		880,616
Convertible Preferred Stocks - 0.2%

CONSUMER DISCRETIONARY - 0.2%
Media - 0.2%
LodgeNet Entertainment Corp. 10.00% (d) (Cost $2,231)	2,300	1,814
Nonconvertible Bonds - 0.0%
Principal Amount (000s)
CONSUMER DISCRETIONARY - 0.0%
Hotels, Restaurants & Leisure - 0.0%
Chukchansi Economic Development Authority 8% 11/15/13 (d) (Cost $967)	$ 1,145	647
Money Market Funds - 15.1%
	Shares	Value (000s)
Fidelity Cash Central Fund, 0.11% (b)	16,992,878	$ 16,993
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	119,408,525	119,409
TOTAL MONEY MARKET FUNDS (Cost $136,402)		136,402
TOTAL INVESTMENT PORTFOLIO - 112.8% (Cost $1,008,157)		1,019,479
NET OTHER ASSETS (LIABILITIES) - (12.8)%		(116,050)
NET ASSETS - 100%		$ 903,429
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $9,298,000 or 1.0% of net assets.

(e) Security or a portion of the security is on loan at period end.
(f) Affiliated company
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 30
Fidelity Securities Lending Cash Central Fund	366
Total	$ 396
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Cott Corp.	$ 27,985	$ 21,244	$ -	$ -	$ 38,217
Total	$ 27,985	$ 21,244	$ -	$ -	$ 38,217
Other Information

The following is a summary of the inputs used, as of November 30, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 194,895	$ 185,335	$ 9,560	$ -
Consumer Staples	64,750	64,750	-	-
Energy	58,909	52,072	6,837	-
Financials	76,858	76,858	-	-
Health Care	65,612	65,612	-	-
Industrials	83,728	83,728	-	-
Information Technology	121,312	121,312	-	-
Materials	128,531	123,893	4,638	-
Telecommunication Services	29,221	29,221	-	-
Utilities	58,614	58,614	-	-
Corporate Bonds	647	-	647	-
Money Market Funds	136,402	136,402	-	-
Total Investments in Securities:	$ 1,019,479	$ 997,797	$ 21,682	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	83.0%
Netherlands	5.3%
Canada	5.2%
Ireland	1.8%
Bermuda	1.7%
Others (Individually Less Than 1%)	3.0%
100.0%
Income Tax Information

At November 30, 2011, the Fund had a capital loss carryforward of approximately $363,200,000 of which $176,068,000 and $187,132,000 will expire in fiscal 2016 and 2017, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	November 30, 2011
Assets
Investment in securities, at value (including securities loaned of $121,891) - See accompanying schedule: Unaffiliated issuers (cost $824,623)	$ 844,860
Fidelity Central Funds (cost $136,402)	136,402
Other affiliated issuers (cost $47,132)	38,217
Total Investments (cost $1,008,157)		$ 1,019,479
Receivable for fund shares sold		777
Dividends receivable		7,396
Interest receivable		50
Distributions receivable from Fidelity Central Funds		154
Prepaid expenses		3
Other receivables		25
Total assets		1,027,884

Liabilities
Payable for investments purchased	$ 2,314
Payable for fund shares redeemed	1,703
Accrued management fee	578
Distribution and service plan fees payable	199
Other affiliated payables	211
Other payables and accrued expenses	41
Collateral on securities loaned, at value	119,409
Total liabilities		124,455

Net Assets		$ 903,429
Net Assets consist of:
Paid in capital		$ 1,257,273
Undistributed net investment income		4,648
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(369,811)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		11,319
Net Assets		$ 903,429

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2011
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($189,975 ÷ 8,365 shares)	$ 22.71

Maximum offering price per share (100/94.25 of $22.71)	$ 24.10
Class T: Net Asset Value and redemption price per share ($274,385 ÷ 11,687 shares)	$ 23.48

Maximum offering price per share (100/96.50 of $23.48)	$ 24.33
Class B: Net Asset Value and offering price per share ($16,443 ÷ 788 shares)A	$ 20.87

Class C: Net Asset Value and offering price per share ($40,457 ÷ 1,960 shares)A	$ 20.64

Fidelity Value Strategies Fund: Net Asset Value, offering price and redemption price per share ($283,908 ÷ 11,191 shares)	$ 25.37

Fidelity Value Strategies Fund Class K: Net Asset Value, offering price and redemption price per share ($46,750 ÷ 1,842 shares)	$ 25.38

Institutional Class: Net Asset Value, offering price and redemption price per share ($51,511 ÷ 2,123 shares)	$ 24.26

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended November 30, 2011
Investment Income
Dividends		$ 12,048
Special dividends		6,654
Interest		92
Income from Fidelity Central Funds		396
Income before foreign taxes withheld		19,190
Less foreign taxes withheld		(1,190)
Total income		18,000

Expenses
Management fee Basic fee	$ 5,987
Performance adjustment	161
Transfer agent fees	2,617
Distribution and service plan fees	2,943
Accounting and security lending fees	362
Custodian fees and expenses	23
Independent trustees' compensation	6
Registration fees	127
Audit	63
Legal	4
Miscellaneous	8
Total expenses before reductions	12,301
Expense reductions	(40)	12,261
Net investment income (loss)		5,739
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	76,314
Foreign currency transactions	5
Total net realized gain (loss)		76,319
Change in net unrealized appreciation (depreciation) on: Investment securities		(78,642)
Net gain (loss)		(2,323)
Net increase (decrease) in net assets resulting from operations		$ 3,416

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2011	Year ended November 30, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 5,739	$ 1,322
Net realized gain (loss)	76,319	54,220
Change in net unrealized appreciation (depreciation)	(78,642)	147,568
Net increase (decrease) in net assets resulting from operations	3,416	203,110
Distributions to shareholders from net investment income	(2,204)	-
Distributions to shareholders from net realized gain	(199)	(296)
Total distributions	(2,403)	(296)
Share transactions - net increase (decrease)	(201,860)	(38,945)
Total increase (decrease) in net assets	(200,847)	163,869

Net Assets
Beginning of period	1,104,276	940,407
End of period (including undistributed net investment income of $4,648 and undistributed net investment income of $1,371, respectively)	$ 903,429	$ 1,104,276

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 23.11	$ 18.77	$ 11.87	$ 30.67	$ 33.03
Income from Investment Operations
Net investment income (loss) C	.13 F	.03 G	.06	.10	.02
Net realized and unrealized gain (loss)	(.49)	4.32	6.96	(14.37)	1.89
Total from investment operations	(.36)	4.35	7.02	(14.27)	1.91
Distributions from net investment income	(.03) I	-	(.12)	-	-
Distributions from net realized gain	(.01) I	(.01)	-	(4.53)	(4.27)
Total distributions	(.04)	(.01)	(.12)	(4.53)	(4.27)
Net asset value, end of period	$ 22.71	$ 23.11	$ 18.77	$ 11.87	$ 30.67
Total Return A, B	(1.57)%	23.16%	59.70%	(54.45)%	6.46%
Ratios to Average Net Assets D, H
Expenses before reductions	1.18%	1.08%	1.03%	1.14%	1.16%
Expenses net of fee waivers, if any	1.18%	1.08%	1.03%	1.14%	1.16%
Expenses net of all reductions	1.17%	1.07%	1.02%	1.14%	1.15%
Net investment income (loss)	.51% F	.12% G	.39%	.45%	.07%
Supplemental Data
Net assets, end of period (in millions)	$ 190	$ 221	$ 206	$ 139	$ 355
Portfolio turnover rate E	34%	99%	161%	142%	199%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.16 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.11)%.

G Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.05)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I The amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 23.90	$ 19.44	$ 12.25	$ 31.48	$ 33.77
Income from Investment Operations
Net investment income (loss) C	.08 F	(.01) G	.03	.06	(.04)
Net realized and unrealized gain (loss)	(.50)	4.48	7.21	(14.84)	1.94
Total from investment operations	(.42)	4.47	7.24	(14.78)	1.90
Distributions from net investment income	-	-	(.05)	-	-
Distributions from net realized gain	-	(.01)	-	(4.45)	(4.19)
Total distributions	-	(.01)	(.05)	(4.45)	(4.19)
Net asset value, end of period	$ 23.48	$ 23.90	$ 19.44	$ 12.25	$ 31.48
Total Return A, B	(1.76)%	22.98%	59.40%	(54.56)%	6.24%
Ratios to Average Net Assets D, H
Expenses before reductions	1.35%	1.26%	1.24%	1.33%	1.35%
Expenses net of fee waivers, if any	1.35%	1.26%	1.24%	1.33%	1.35%
Expenses net of all reductions	1.35%	1.25%	1.22%	1.32%	1.34%
Net investment income (loss)	.33% F	(.06)% G	.18%	.26%	(.12)%
Supplemental Data
Net assets, end of period (in millions)	$ 274	$ 344	$ 339	$ 253	$ 751
Portfolio turnover rate E	34%	99%	161%	142%	199%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.16 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.29)%.

G Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.23)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 21.37	$ 17.48	$ 11.03	$ 28.74	$ 31.17
Income from Investment Operations
Net investment income (loss) C	(.06) F	(.13) G	(.05)	(.06)	(.21)
Net realized and unrealized gain (loss)	(.44)	4.03	6.50	(13.38)	1.78
Total from investment operations	(.50)	3.90	6.45	(13.44)	1.57
Distributions from net realized gain	-	(.01)	-	(4.27)	(4.00)
Net asset value, end of period	$ 20.87	$ 21.37	$ 17.48	$ 11.03	$ 28.74
Total Return A, B	(2.34)%	22.29%	58.48%	(54.80)%	5.63%
Ratios to Average Net Assets D, H
Expenses before reductions	1.93%	1.83%	1.78%	1.90%	1.95%
Expenses net of fee waivers, if any	1.93%	1.83%	1.78%	1.90%	1.95%
Expenses net of all reductions	1.93%	1.82%	1.77%	1.89%	1.94%
Net investment income (loss)	(.25)% F	(.64)% G	(.36)%	(.31)%	(.72)%
Supplemental Data
Net assets, end of period (in millions)	$ 16	$ 30	$ 40	$ 47	$ 175
Portfolio turnover rate E	34%	99%	161%	142%	199%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.16 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.87)%.

G Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.80)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 21.13	$ 17.29	$ 10.91	$ 28.51	$ 30.96
Income from Investment Operations
Net investment income (loss) C	(.05) F	(.12) G	(.05)	(.06)	(.21)
Net realized and unrealized gain (loss)	(.44)	3.97	6.43	(13.24)	1.78
Total from investment operations	(.49)	3.85	6.38	(13.30)	1.57
Distributions from net realized gain	-	(.01)	-	(4.30)	(4.02)
Net asset value, end of period	$ 20.64	$ 21.13	$ 17.29	$ 10.91	$ 28.51
Total Return A, B	(2.32)%	22.25%	58.48%	(54.80)%	5.66%
Ratios to Average Net Assets D, H
Expenses before reductions	1.92%	1.83%	1.78%	1.90%	1.94%
Expenses net of fee waivers, if any	1.92%	1.83%	1.78%	1.90%	1.94%
Expenses net of all reductions	1.92%	1.82%	1.77%	1.89%	1.93%
Net investment income (loss)	(.24)% F	(.63)% G	(.36)%	(.31)%	(.71)%
Supplemental Data
Net assets, end of period (in millions)	$ 40	$ 49	$ 43	$ 32	$ 94
Portfolio turnover rate E	34%	99%	161%	142%	199%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.16 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.86)%.

G Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.80)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Value Strategies Fund

Years ended November 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 25.80	$ 20.89	$ 13.21	$ 33.60	$ 35.77
Income from Investment Operations
Net investment income (loss) B	.22 E	.09 F	.11	.17	.12
Net realized and unrealized gain (loss)	(.54)	4.83	7.73	(15.97)	2.06
Total from investment operations	(.32)	4.92	7.84	(15.80)	2.18
Distributions from net investment income	(.10) H	-	(.16)	-	(.04)
Distributions from net realized gain	(.01) H	(.01)	-	(4.59)	(4.31)
Total distributions	(.11)	(.01)	(.16)	(4.59)	(4.35)
Net asset value, end of period	$ 25.37	$ 25.80	$ 20.89	$ 13.21	$ 33.60
Total Return A	(1.29)%	23.54%	60.05%	(54.35)%	6.78%
Ratios to Average Net Assets C, G
Expenses before reductions	.88%	.81%	.78%	.89%	.89%
Expenses net of fee waivers, if any	.88%	.81%	.78%	.89%	.89%
Expenses net of all reductions	.88%	.80%	.77%	.88%	.87%
Net investment income (loss)	.80% E	.39% F	.64%	.70%	.35%
Supplemental Data
Net assets, end of period (in millions)	$ 284	$ 360	$ 237	$ 122	$ 407
Portfolio turnover rate D	34%	99%	161%	142%	199%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.16 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .18%.

F Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .22%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H The amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Value Strategies Fund Class K

Years ended November 30,	2011	2010	2009	2008 I
Selected Per-Share Data
Net asset value, beginning of period	$ 25.82	$ 20.86	$ 13.23	$ 26.92
Income from Investment Operations
Net investment income (loss) D	.28 G	.15 H	.16	.12
Net realized and unrealized gain (loss)	(.55)	4.82	7.70	(13.81)
Total from investment operations	(.27)	4.97	7.86	(13.69)
Distributions from net investment income	(.16) K	-	(.23)	-
Distributions from net realized gain	(.01) K	(.01)	-	-
Total distributions	(.17)	(.01)	(.23)	-
Net asset value, end of period	$ 25.38	$ 25.82	$ 20.86	$ 13.23
Total Return B, C	(1.11)%	23.81%	60.52%	(50.85)%
Ratios to Average Net Assets E, J
Expenses before reductions	.68%	.58%	.51%	.65% A
Expenses net of fee waivers, if any	.68%	.58%	.51%	.65% A
Expenses net of all reductions	.68%	.56%	.49%	.64% A
Net investment income (loss)	1.00% G	.62% H	.91%	1.38% A
Supplemental Data
Net assets, end of period (in millions)	$ 47	$ 47	$ 27	$ 5
Portfolio turnover rate F	34%	99%	161%	142%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a special dividend which amounted to $.16 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .38%.

H Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .46%.

I For the period May 9, 2008 (commencement of sale of shares) to November 30, 2008.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K The amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 24.69	$ 19.97	$ 12.67	$ 32.43	$ 34.69
Income from Investment Operations
Net investment income (loss) B	.22 E	.10 F	.11	.18	.14
Net realized and unrealized gain (loss)	(.53)	4.63	7.38	(15.31)	1.98
Total from investment operations	(.31)	4.73	7.49	(15.13)	2.12
Distributions from net investment income	(.11) H	-	(.19)	-	(.07)
Distributions from net realized gain	(.01) H	(.01)	-	(4.63)	(4.31)
Total distributions	(.12)	(.01)	(.19)	(4.63)	(4.38)
Net asset value, end of period	$ 24.26	$ 24.69	$ 19.97	$ 12.67	$ 32.43
Total Return A	(1.30)%	23.67%	60.08%	(54.29)%	6.82%
Ratios to Average Net Assets C, G
Expenses before reductions	.86%	.74%	.70%	.80%	.83%
Expenses net of fee waivers, if any	.86%	.74%	.70%	.80%	.83%
Expenses net of all reductions	.86%	.73%	.69%	.79%	.82%
Net investment income (loss)	.82% E	.46% F	.71%	.79%	.40%
Supplemental Data
Net assets, end of period (in millions)	$ 52	$ 53	$ 48	$ 45	$ 85
Portfolio turnover rate D	34%	99%	161%	142%	199%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.16 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .20%.

F Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .29%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H The amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2011

(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor Value Strategies Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Fidelity Value Strategies Fund, Fidelity Value Strategies Fund Class K, and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm are available on the SEC web site or upon request.

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Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of November 30, 2011, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as

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3. Significant Accounting Policies - continued

Security Valuation - continued

Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is

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Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of November 30, 2011, the Fund did not have any unrecognized tax benefits in the financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences resulted in distribution reclassifications.

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3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, market discount, deferred trustees compensation, capital loss carryforwards, and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 112,238
Gross unrealized depreciation	(105,211)
Net unrealized appreciation (depreciation) on securities and other investments	$ 7,027

Tax Cost	$ 1,012,452

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 4,607
Capital loss carryforward	$ (363,200)
Net unrealized appreciation (depreciation)	$ 7,024

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the Act), the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund's first fiscal year end subject to the Act will be November 30, 2012.

The tax character of distributions paid was as follows:

	November 30, 2011	November 30, 2010
Ordinary Income	$ 2,403	$ 296

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Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $360,136 and $542,991, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the

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6. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Fidelity Value Strategies Fund as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .57% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 558	$ 8
Class T	.25%	.25%	1,659	13
Class B	.75%	.25%	239	179
Class C	.75%	.25%	487	28
			$ 2,943	$ 228

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B, 1.00% for Class C, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 28
Class T	12
Class B*	37
Class C*	1
$ 78

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

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Notes to Financial Statements - continued

(Amounts in thousands except percentages)

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund except for Class K. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 659.30
Class T	739.22
Class B	72.30
Class C	142.29
Fidelity Value Strategies Fund	844.25
Fidelity Value Strategies Fund Class K	27.05
Institutional Class	134.23
	$ 2,617

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $19 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $3 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $366, including $2 from securities loaned to FCM.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $40 for the period.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2011	2010
From net investment income
Class A	$ 312	$ -
Fidelity Value Strategies Fund	1,357	-
Fidelity Value Strategies Fund Class K	299	-
Institutional Class	236	-
Total	$ 2,204	$ -

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Notes to Financial Statements - continued

(Amounts in thousands except percentages)

10. Distributions to Shareholders - continued

Years ended November 30,	2011	2010
From net realized gain
Class A	$ 69	$ 61
Class T	-	91
Class B	-	10
Class C	-	15
Fidelity Value Strategies Fund	100	89
Fidelity Value Strategies Fund Class K	14	13
Institutional Class	16	17
Total	$ 199	$ 296

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2011	2010	2011	2010
Class A
Shares sold	1,335	1,952	$ 33,393	$ 41,366
Reinvestment of distributions	14	3	352	58
Shares redeemed	(2,529)	(3,407)	(62,719)	(71,904)
Net increase (decrease)	(1,180)	(1,452)	$ (28,974)	$ (30,480)
Class T
Shares sold	1,218	1,950	$ 31,034	$ 43,085
Reinvestment of distributions	-	4	-	85
Shares redeemed	(3,935)	(5,007)	(101,504)	(108,781)
Net increase (decrease)	(2,717)	(3,053)	$ (70,470)	$ (65,611)
Class B
Shares sold	11	124	$ 241	$ 2,491
Reinvestment of distributions	-	1	-	9
Shares redeemed	(623)	(996)	(14,424)	(19,662)
Net increase (decrease)	(612)	(871)	$ (14,183)	$ (17,162)
Class C
Shares sold	187	380	$ 4,237	$ 7,582
Reinvestment of distributions	-	1	-	14
Shares redeemed	(553)	(540)	(12,399)	(10,487)
Net increase (decrease)	(366)	(159)	$ (8,162)	$ (2,891)
Fidelity Value Strategies Fund
Shares sold	4,278	10,475	$ 112,601	$ 252,633
Reinvestment of distributions	51	4	1,407	86
Shares redeemed	(7,100)	(7,870)	(193,807)	(184,781)
Net increase (decrease)	(2,771)	2,609	$ (79,799)	$ 67,938

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11. Share Transactions - continued

	Shares		Dollars
Years ended November 30,	2011	2010	2011	2010
Fidelity Value Strategies Fund Class K
Shares sold	941	1,867	$ 25,510	$ 44,734
Reinvestment of distributions	11	1	313	13
Shares redeemed	(944)	(1,312)	(26,053)	(30,396)
Net increase (decrease)	8	556	$ (230)	$ 14,351
Institutional Class
Shares sold	421	1,171	$ 11,367	$ 27,143
Reinvestment of distributions	9	1	237	16
Shares redeemed	(442)	(1,452)	(11,646)	(32,249)
Net increase (decrease)	(12)	(280)	$ (42)	$ (5,090)

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Value Strategies Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Value Strategies Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments, as of November 30, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2011, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Value Strategies Fund as of November 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 18, 2012

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 226 funds advised by FMR or an affiliate. Mr. Curvey oversees 429 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

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Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-208-0098

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (58)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (67)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Robert W. Selander (61)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (67)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (61)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

Trustees and Officers - continued

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (42)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (47)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Thomas C. Hense (47)

Year of Election or Appointment: 2008 or 2010

Vice President of Fidelity's High Income (2008), Small Cap (2008), and Value (2010) Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (53)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (64)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (50)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Joseph F. Zambello (54)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (44)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President and Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II (2011-present), Assistant Treasurer of other Fidelity funds (2010-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (53)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

Class A designates 100% of the dividend distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A designates 100% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Value Strategies Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2011 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has devoted increased resources to non-U.S. offices. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and enhancers. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools which permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in their deliberations, the Board considered the Investment Advisers' trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers, with 35 new branches opening since 2010.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) rationalizing product lines through the mergers of six funds into other funds; (iii) continuing to migrate the Freedom Funds to dedicated lower cost underlying funds; (iv) obtaining shareholder approval to broaden the investment strategies for Fidelity Consumer Finance Portfolio, Fidelity Emerging Asia Fund, and Fidelity Environment and Alternative Energy Portfolio; (v) contractually agreeing to reduce the management fees and impose other expense limitations on Spartan 500 Index Fund and U.S. Bond Index Fund in connection with launching new institutional classes of these funds; (vi) changing the name, primary and supplemental benchmarks, and investment policies of Fidelity Global Strategies Fund to support the fund's flexible investment mandate and global orientation; and (vii) reducing the transfer agency account fee rates on certain accounts.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2010, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor Value Strategies Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Institutional Class (Class I) of the fund was in the first quartile for the one-year period, the third quartile for the three-year period, and the second quartile for the five-year period. The Board also noted that the investment performance of the fund was lower than its benchmark for the three- and five-year periods, although the one-year total return of Institutional Class (Class I) compared favorably to its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Annual Report

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor Value Strategies Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2010. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2010. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios.

Annual Report

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers and other key personnel and strategies for attracting and retaining non-investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) historical trends in Fidelity's realization of fall-out benefits; (vi) Fidelity's group fee structures and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and Fidelity's compliance practices with respect to performance adjustment calculations; (ix) the fee structures in place for certain other Fidelity clients; and (x) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expense ratios for certain funds and classes.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research
(Japan) Inc.

Fidelity Management & Research
(Hong Kong) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

SO-UANN-0112
1.786701.108

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®
Value Strategies
Fund - Institutional Class

Annual Report

November 30, 2011

Contents

Chairman's Message	(Click Here)	The Chairman's message to shareholders.
Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_James_C_Curvey)

Dear Shareholder:

The unusually high level of volatility that global equity markets have experienced since early August continued through the end of November. Most major indexes were unable to gain much traction during this time frame, as concern about the sovereign debt crisis in Europe continued to overshadow strong corporate earnings and better-than-expected economic news. High-grade bonds, meanwhile, fared slightly better amid periodic flights to quality. Financial markets are difficult to predict, of course, but you can help put the odds in your favor by following these time-tested investment principles.

One of the basic tenets is to invest according to your time horizon. For long-term investors, riding out the markets' inevitable ups and downs has proven much more effective than making decisions based on short-term developments. If your goal is approaching, you can also benefit from patience and restraint, rather than attempting to time the market. No matter your time horizon, missing only a few of the markets' best days can significantly diminish returns. Patience also affords the benefits of compounding - earning interest on additional income or reinvested dividends and capital gains. While staying the course doesn't eliminate risk, it can considerably lessen the negative impact of short-term downturns.

Asset allocation is another principle to manage risk. As you spread your portfolio among the asset classes, be sure to consider your time horizon, risk tolerance and investment objectives. Younger investors may be better served by emphasizing equities, which historically have been the best-performing asset class over time. Investors who are nearing a specific goal, such as retirement or sending a child to college, may choose to favor bonds and other investments that have tended to be more stable. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. After deciding on a suitable allocation strategy, make sure your portfolio is adequately diversified, with exposure to stocks of small-, mid- and large-cap companies in a range of sectors, for example. And today, more than ever, geographic diversification should be taken into account.

Lastly, investing a certain amount of money on a regular basis - a principle known as dollar-cost averaging - can help lower the average cost of your purchases, while also giving you the discipline to avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to learn more by visiting us on the Internet, dropping by one of our Investor Centers or calling us by phone. It is our privilege to provide the resources you need to choose investments that are right for you.

Sincerely,

(The acting chairman's signature appears here.)

James C. Curvey
Acting Chairman

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended November 30, 2011	Past 1 year	Past 5 years	Past 10 years
Institutional Class	-1.30%	-0.93%	5.17%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Value Strategies Fund - Institutional Class on November 30, 2001. The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks overcame a sharp summer drop to post solid gains for the year ending November 30, 2011. Bullishness in the first half of the period gave way to a sudden reversal in July and August, as debate over the U.S. debt ceiling, a downgrade of the country's long-term sovereign credit rating and more debt woes in Europe led the S&P 500® Index to its worst calendar-quarter finish in almost three years. However, in October, a possible solution to the eurozone debt crisis and encouraging U.S. economic data fueled a rally that pushed the broad-based index up roughly 11%, its highest monthly return since December 1991. Although a Congressional stalemate over deficit reductions kept volatility alive in November, the S&P 500® finished the year up 7.83%, while the blue-chip Dow Jones Industrial AverageSM added 12.39% and the technology-heavy Nasdaq Composite® Index rose 5.93%. Within the S&P 500®, sector performance was mixed, with financials (-10%) struggling, while the defensive utilities (+20%) and consumer staples (+16%) segments fared best. Small and mid-sized stocks posted more-modest gains than their large-cap counterparts, with the Russell 2000® and Russell Midcap® indexes adding 2.75% and 5.39%, respectively. Uncertainty in Europe hurt foreign developed-markets stocks, as the MSCI® EAFE® (Europe, Australasia, Far East) Index fell 4.01%.

Comments from Thomas Soviero, Portfolio Manager of Fidelity Advisor® Value Strategies Fund: For the year, the fund's Institutional Class shares returned -1.30%, underperforming the 4.75% gain of the Russell Midcap® Value Index. The fund was hurt by security selection in consumer staples - particularly in food, beverage and tobacco - and in health care. An overweighting in information technology dampened results further, particularly in the lagging semiconductors and semiconductor equipment industry, as did an underweighting in utilities. The biggest individual detractors included soft drink manufacturer Cott, semiconductor firm Spansion, wireless telecommunication services company NII Holdings, pharmaceutical company Zogenix and Canadian natural foods processor SunOpta. Conversely, we were helped by security selection in materials and an underweighting in the weak financials sector. Chemicals firms Innophos Holdings and LyondellBassell Industries were two of the top individual contributors, as was Cabot Oil & Gas in energy. Most of the stocks I've mentioned were not part of the Russell index.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2011 to November 30, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value June 1, 2011	Ending Account Value November 30, 2011	Expenses Paid During Period* June 1, 2011 to November 30, 2011
Class A	1.25%
Actual		$ 1,000.00	$ 831.60	$ 5.74
HypotheticalA		$ 1,000.00	$ 1,018.80	$ 6.33
Class T	1.43%
Actual		$ 1,000.00	$ 830.90	$ 6.56
HypotheticalA		$ 1,000.00	$ 1,017.90	$ 7.23
Class B	2.01%
Actual		$ 1,000.00	$ 828.50	$ 9.21
HypotheticalA		$ 1,000.00	$ 1,014.99	$ 10.15
Class C	2.00%
Actual		$ 1,000.00	$ 828.60	$ 9.17
HypotheticalA		$ 1,000.00	$ 1,015.04	$ 10.10
Fidelity Value Strategies Fund	.96%
Actual		$ 1,000.00	$ 832.90	$ 4.41
HypotheticalA		$ 1,000.00	$ 1,020.26	$ 4.86
Fidelity Value Strategies Fund Class K	.75%
Actual		$ 1,000.00	$ 833.50	$ 3.45
HypotheticalA		$ 1,000.00	$ 1,021.31	$ 3.80
Institutional Class	.93%
Actual		$ 1,000.00	$ 832.80	$ 4.27
HypotheticalA		$ 1,000.00	$ 1,020.41	$ 4.71

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of November 30, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
LyondellBasell Industries NV Class A	5.3	5.2
GameStop Corp. Class A	4.4	4.0
Cott Corp.	4.2	3.5
Innophos Holdings, Inc.	2.9	1.9
Target Corp.	2.7	0.0
The AES Corp.	2.3	1.9
PPG Industries, Inc.	2.3	1.8
AFLAC, Inc.	2.1	1.0
Union Pacific Corp.	1.7	1.3
Cabot Oil & Gas Corp.	1.5	0.8
	29.4
Top Five Market Sectors as of November 30, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	21.6	17.0
Materials	14.2	13.1
Information Technology	13.4	13.5
Industrials	9.3	11.0
Financials	8.5	10.0
Asset Allocation (% of fund's net assets)
As of November 30, 2011 *		As of May 31, 2011 **
	Stocks 97.5%		Stocks 97.8%
	Bonds 0.0%		Bonds 0.1%
	Convertible Securities 0.2%		Convertible Securities 0.2%
	Short-Term Investments and Net Other Assets 2.3%		Short-Term Investments and Net Other Assets 1.9%
* Foreign investments	17.0%	** Foreign investments	20.1%

Annual Report

Investments November 30, 2011

Showing Percentage of Net Assets

Common Stocks - 97.5%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 21.4%
Auto Components - 1.3%
Autoliv, Inc.	56,100	$ 2,989
Delphi Automotive PLC	217,892	4,087
TRW Automotive Holdings Corp. (a)	153,100	5,000
		12,076
Automobiles - 1.1%
Bayerische Motoren Werke AG (BMW)	36,387	2,737
General Motors Co.	190,200	4,049
Volkswagen AG	18,856	2,851
		9,637
Diversified Consumer Services - 0.9%
Service Corp. International	744,250	7,629
Hotels, Restaurants & Leisure - 2.3%
Ameristar Casinos, Inc.	292,726	5,123
Cedar Fair LP (depository unit)	231,920	5,355
O'Charleys, Inc. (a)(e)	404,555	2,605
Wyndham Worldwide Corp.	203,867	7,227
		20,310
Household Durables - 3.7%
KB Home (e)	243,794	1,792
Lennar Corp. Class A	212,200	3,907
Newell Rubbermaid, Inc.	76,000	1,163
PulteGroup, Inc. (a)(e)	2,215,725	13,538
Ryland Group, Inc.	151,400	2,277
Standard Pacific Corp. (a)(e)	2,278,393	7,245
Techtronic Industries Co. Ltd.	3,985,500	3,659
		33,581
Leisure Equipment & Products - 0.7%
Hasbro, Inc.	187,097	6,700
Media - 1.9%
Omnicom Group, Inc.	125,512	5,418
Regal Entertainment Group Class A (e)	229,900	3,276
Valassis Communications, Inc. (a)(e)	349,089	6,706
Virgin Media, Inc.	88,700	1,966
		17,366
Multiline Retail - 2.7%
Target Corp.	454,700	23,963
Specialty Retail - 6.8%
Advance Auto Parts, Inc.	166,790	11,545
Asbury Automotive Group, Inc. (a)	483,141	9,528
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
Casual Male Retail Group, Inc. (a)	421,708	$ 1,362
GameStop Corp. Class A (a)(e)	1,703,462	39,384
		61,819
TOTAL CONSUMER DISCRETIONARY		193,081
CONSUMER STAPLES - 7.2%
Beverages - 4.7%
China New Borun Corp. ADR (a)(e)	667,803	2,124
Cott Corp. (a)(e)(f)	6,062,168	38,217
Molson Coors Brewing Co. Class B	53,033	2,153
		42,494
Food & Staples Retailing - 0.6%
SUPERVALU, Inc. (e)	280,500	2,062
United Natural Foods, Inc. (a)	76,700	2,940
		5,002
Food Products - 1.9%
Bunge Ltd.	54,100	3,381
Calavo Growers, Inc. (e)	232,028	6,163
SunOpta, Inc. (a)	1,545,185	7,710
		17,254
TOTAL CONSUMER STAPLES		64,750
ENERGY - 6.5%
Energy Equipment & Services - 2.0%
C&J Energy Services, Inc. (a)(d)	386,786	6,837
Ensco International Ltd. ADR	76,900	3,996
Halliburton Co.	187,200	6,889
		17,722
Oil, Gas & Consumable Fuels - 4.5%
Alpha Natural Resources, Inc. (a)	155,823	3,740
Cabot Oil & Gas Corp.	153,900	13,634
Denbury Resources, Inc. (a)	512,580	8,663
Forest Oil Corp. (a)	154,205	2,473
Peabody Energy Corp.	96,600	3,790
Suncor Energy, Inc.	73,200	2,205
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Valero Energy Corp.	76,100	$ 1,695
Williams Companies, Inc.	154,500	4,987
		41,187
TOTAL ENERGY		58,909
FINANCIALS - 8.5%
Commercial Banks - 2.9%
BB&T Corp.	449,231	10,409
Regions Financial Corp.	812,863	3,341
U.S. Bancorp	486,584	12,612
		26,362
Insurance - 4.6%
AFLAC, Inc.	440,255	19,125
American International Group, Inc. (a)	152,500	3,555
Assurant, Inc.	85,200	3,343
Lincoln National Corp.	513,200	10,356
Unum Group	245,860	5,534
		41,913
Real Estate Investment Trusts - 0.7%
CBL & Associates Properties, Inc.	215,313	3,077
Host Hotels & Resorts, Inc.	210,800	2,983
		6,060
Real Estate Management & Development - 0.3%
Forest City Enterprises, Inc. Class A (a)	207,800	2,523
TOTAL FINANCIALS		76,858
HEALTH CARE - 7.3%
Health Care Equipment & Supplies - 2.4%
Boston Scientific Corp. (a)	764,800	4,512
C. R. Bard, Inc.	76,900	6,705
Covidien PLC	114,575	5,219
Hill-Rom Holdings, Inc.	56,300	1,779
Orthofix International NV (a)	94,517	3,239
		21,454
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Health Care Providers & Services - 2.0%
DaVita, Inc. (a)	80,798	$ 6,155
Universal Health Services, Inc. Class B	284,414	11,439
		17,594
Life Sciences Tools & Services - 1.2%
Agilent Technologies, Inc. (a)	184,300	6,911
PerkinElmer, Inc.	211,600	4,003
		10,914
Pharmaceuticals - 1.7%
Johnson & Johnson	153,600	9,941
Zogenix, Inc. (e)	3,171,431	5,709
		15,650
TOTAL HEALTH CARE		65,612
INDUSTRIALS - 9.3%
Aerospace & Defense - 2.5%
Alliant Techsystems, Inc.	177,500	10,444
Esterline Technologies Corp. (a)	101,822	5,485
GeoEye, Inc. (a)	116,347	2,209
Textron, Inc.	223,717	4,347
		22,485
Building Products - 0.9%
Armstrong World Industries, Inc.	77,022	3,057
Owens Corning (a)	171,111	4,911
		7,968
Commercial Services & Supplies - 0.3%
Quad/Graphics, Inc. (e)	151,856	2,433
Construction & Engineering - 0.3%
Quanta Services, Inc. (a)	154,200	3,175
Electrical Equipment - 0.4%
Regal-Beloit Corp.	63,554	3,347
Industrial Conglomerates - 0.9%
Carlisle Companies, Inc.	175,529	7,829
Machinery - 2.2%
Blount International, Inc. (a)	292,004	4,471
Ingersoll-Rand PLC	312,800	10,360
Stanley Black & Decker, Inc.	74,137	4,851
		19,682
Marine - 0.1%
Ultrapetrol (Bahamas) Ltd. (a)	524,853	1,422
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Road & Rail - 1.7%
Union Pacific Corp.	148,800	$ 15,387
TOTAL INDUSTRIALS		83,728
INFORMATION TECHNOLOGY - 13.4%
Communications Equipment - 0.9%
Cisco Systems, Inc.	215,300	4,013
Comverse Technology, Inc. (a)	613,366	4,018
		8,031
Computers & Peripherals - 1.7%
Apple, Inc. (a)	20,800	7,950
SanDisk Corp. (a)	76,493	3,772
Western Digital Corp. (a)	141,324	4,108
		15,830
Electronic Equipment & Components - 1.2%
Anixter International, Inc. (a)	69,980	4,297
Arrow Electronics, Inc. (a)	139,657	5,106
DDi Corp.	136,100	1,226
		10,629
IT Services - 1.0%
Acxiom Corp. (a)	215,782	2,684
Fidelity National Information Services, Inc.	268,430	6,466
		9,150
Office Electronics - 0.5%
Xerox Corp.	572,377	4,665
Semiconductors & Semiconductor Equipment - 6.4%
Fairchild Semiconductor International, Inc. (a)	320,000	4,144
Intersil Corp. Class A	773,578	8,223
KLA-Tencor Corp.	174,580	8,048
Lam Research Corp. (a)	212,153	8,649
Marvell Technology Group Ltd. (a)	815,300	11,512
Micron Technology, Inc. (a)	455,483	2,728
ON Semiconductor Corp. (a)	1,214,770	9,147
Spansion, Inc. Class A (a)	641,043	5,603
		58,054
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Software - 1.7%
Microsoft Corp.	438,024	$ 11,205
Nuance Communications, Inc. (a)	152,500	3,748
		14,953
TOTAL INFORMATION TECHNOLOGY		121,312
MATERIALS - 14.2%
Chemicals - 12.8%
Ashland, Inc.	86,800	4,828
Innophos Holdings, Inc.	524,810	25,847
LyondellBasell Industries NV Class A (e)	1,478,724	48,307
PPG Industries, Inc.	236,200	20,727
Solutia, Inc. (a)	430,260	6,850
W.R. Grace & Co. (a)	219,128	9,131
		115,690
Metals & Mining - 1.4%
Carpenter Technology Corp.	86,796	4,699
Haynes International, Inc.	18,860	1,131
Newcrest Mining Ltd.	127,118	4,638
Titanium Metals Corp.	152,300	2,373
		12,841
TOTAL MATERIALS		128,531
TELECOMMUNICATION SERVICES - 3.2%
Diversified Telecommunication Services - 2.7%
CenturyLink, Inc.	194,621	7,302
Cogent Communications Group, Inc. (a)	327,858	5,577
Level 3 Communications, Inc. (a)	569,139	11,730
		24,609
Wireless Telecommunication Services - 0.5%
NII Holdings, Inc. (a)	200,423	4,612
TOTAL TELECOMMUNICATION SERVICES		29,221
UTILITIES - 6.5%
Electric Utilities - 1.6%
American Electric Power Co., Inc.	222,100	8,813
FirstEnergy Corp.	130,269	5,793
		14,606
Common Stocks - continued
	Shares	Value (000s)
UTILITIES - continued
Independent Power Producers & Energy Traders - 3.7%
Calpine Corp. (a)	839,263	$ 12,623
The AES Corp. (a)	1,721,200	20,792
		33,415
Multi-Utilities - 1.2%
Alliant Energy Corp.	114,800	4,846
Sempra Energy	108,039	5,747
		10,593
TOTAL UTILITIES		58,614
TOTAL COMMON STOCKS (Cost $868,557)		880,616
Convertible Preferred Stocks - 0.2%

CONSUMER DISCRETIONARY - 0.2%
Media - 0.2%
LodgeNet Entertainment Corp. 10.00% (d) (Cost $2,231)	2,300	1,814
Nonconvertible Bonds - 0.0%
Principal Amount (000s)
CONSUMER DISCRETIONARY - 0.0%
Hotels, Restaurants & Leisure - 0.0%
Chukchansi Economic Development Authority 8% 11/15/13 (d) (Cost $967)	$ 1,145	647
Money Market Funds - 15.1%
	Shares	Value (000s)
Fidelity Cash Central Fund, 0.11% (b)	16,992,878	$ 16,993
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	119,408,525	119,409
TOTAL MONEY MARKET FUNDS (Cost $136,402)		136,402
TOTAL INVESTMENT PORTFOLIO - 112.8% (Cost $1,008,157)		1,019,479
NET OTHER ASSETS (LIABILITIES) - (12.8)%		(116,050)
NET ASSETS - 100%		$ 903,429
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $9,298,000 or 1.0% of net assets.

(e) Security or a portion of the security is on loan at period end.
(f) Affiliated company
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 30
Fidelity Securities Lending Cash Central Fund	366
Total	$ 396
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Cott Corp.	$ 27,985	$ 21,244	$ -	$ -	$ 38,217
Total	$ 27,985	$ 21,244	$ -	$ -	$ 38,217
Other Information

The following is a summary of the inputs used, as of November 30, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 194,895	$ 185,335	$ 9,560	$ -
Consumer Staples	64,750	64,750	-	-
Energy	58,909	52,072	6,837	-
Financials	76,858	76,858	-	-
Health Care	65,612	65,612	-	-
Industrials	83,728	83,728	-	-
Information Technology	121,312	121,312	-	-
Materials	128,531	123,893	4,638	-
Telecommunication Services	29,221	29,221	-	-
Utilities	58,614	58,614	-	-
Corporate Bonds	647	-	647	-
Money Market Funds	136,402	136,402	-	-
Total Investments in Securities:	$ 1,019,479	$ 997,797	$ 21,682	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	83.0%
Netherlands	5.3%
Canada	5.2%
Ireland	1.8%
Bermuda	1.7%
Others (Individually Less Than 1%)	3.0%
100.0%
Income Tax Information

At November 30, 2011, the Fund had a capital loss carryforward of approximately $363,200,000 of which $176,068,000 and $187,132,000 will expire in fiscal 2016 and 2017, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	November 30, 2011
Assets
Investment in securities, at value (including securities loaned of $121,891) - See accompanying schedule: Unaffiliated issuers (cost $824,623)	$ 844,860
Fidelity Central Funds (cost $136,402)	136,402
Other affiliated issuers (cost $47,132)	38,217
Total Investments (cost $1,008,157)		$ 1,019,479
Receivable for fund shares sold		777
Dividends receivable		7,396
Interest receivable		50
Distributions receivable from Fidelity Central Funds		154
Prepaid expenses		3
Other receivables		25
Total assets		1,027,884

Liabilities
Payable for investments purchased	$ 2,314
Payable for fund shares redeemed	1,703
Accrued management fee	578
Distribution and service plan fees payable	199
Other affiliated payables	211
Other payables and accrued expenses	41
Collateral on securities loaned, at value	119,409
Total liabilities		124,455

Net Assets		$ 903,429
Net Assets consist of:
Paid in capital		$ 1,257,273
Undistributed net investment income		4,648
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(369,811)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		11,319
Net Assets		$ 903,429

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2011
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($189,975 ÷ 8,365 shares)	$ 22.71

Maximum offering price per share (100/94.25 of $22.71)	$ 24.10
Class T: Net Asset Value and redemption price per share ($274,385 ÷ 11,687 shares)	$ 23.48

Maximum offering price per share (100/96.50 of $23.48)	$ 24.33
Class B: Net Asset Value and offering price per share ($16,443 ÷ 788 shares)A	$ 20.87

Class C: Net Asset Value and offering price per share ($40,457 ÷ 1,960 shares)A	$ 20.64

Fidelity Value Strategies Fund: Net Asset Value, offering price and redemption price per share ($283,908 ÷ 11,191 shares)	$ 25.37

Fidelity Value Strategies Fund Class K: Net Asset Value, offering price and redemption price per share ($46,750 ÷ 1,842 shares)	$ 25.38

Institutional Class: Net Asset Value, offering price and redemption price per share ($51,511 ÷ 2,123 shares)	$ 24.26

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended November 30, 2011
Investment Income
Dividends		$ 12,048
Special dividends		6,654
Interest		92
Income from Fidelity Central Funds		396
Income before foreign taxes withheld		19,190
Less foreign taxes withheld		(1,190)
Total income		18,000

Expenses
Management fee Basic fee	$ 5,987
Performance adjustment	161
Transfer agent fees	2,617
Distribution and service plan fees	2,943
Accounting and security lending fees	362
Custodian fees and expenses	23
Independent trustees' compensation	6
Registration fees	127
Audit	63
Legal	4
Miscellaneous	8
Total expenses before reductions	12,301
Expense reductions	(40)	12,261
Net investment income (loss)		5,739
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	76,314
Foreign currency transactions	5
Total net realized gain (loss)		76,319
Change in net unrealized appreciation (depreciation) on: Investment securities		(78,642)
Net gain (loss)		(2,323)
Net increase (decrease) in net assets resulting from operations		$ 3,416

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2011	Year ended November 30, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 5,739	$ 1,322
Net realized gain (loss)	76,319	54,220
Change in net unrealized appreciation (depreciation)	(78,642)	147,568
Net increase (decrease) in net assets resulting from operations	3,416	203,110
Distributions to shareholders from net investment income	(2,204)	-
Distributions to shareholders from net realized gain	(199)	(296)
Total distributions	(2,403)	(296)
Share transactions - net increase (decrease)	(201,860)	(38,945)
Total increase (decrease) in net assets	(200,847)	163,869

Net Assets
Beginning of period	1,104,276	940,407
End of period (including undistributed net investment income of $4,648 and undistributed net investment income of $1,371, respectively)	$ 903,429	$ 1,104,276

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 23.11	$ 18.77	$ 11.87	$ 30.67	$ 33.03
Income from Investment Operations
Net investment income (loss) C	.13 F	.03 G	.06	.10	.02
Net realized and unrealized gain (loss)	(.49)	4.32	6.96	(14.37)	1.89
Total from investment operations	(.36)	4.35	7.02	(14.27)	1.91
Distributions from net investment income	(.03) I	-	(.12)	-	-
Distributions from net realized gain	(.01) I	(.01)	-	(4.53)	(4.27)
Total distributions	(.04)	(.01)	(.12)	(4.53)	(4.27)
Net asset value, end of period	$ 22.71	$ 23.11	$ 18.77	$ 11.87	$ 30.67
Total Return A, B	(1.57)%	23.16%	59.70%	(54.45)%	6.46%
Ratios to Average Net Assets D, H
Expenses before reductions	1.18%	1.08%	1.03%	1.14%	1.16%
Expenses net of fee waivers, if any	1.18%	1.08%	1.03%	1.14%	1.16%
Expenses net of all reductions	1.17%	1.07%	1.02%	1.14%	1.15%
Net investment income (loss)	.51% F	.12% G	.39%	.45%	.07%
Supplemental Data
Net assets, end of period (in millions)	$ 190	$ 221	$ 206	$ 139	$ 355
Portfolio turnover rate E	34%	99%	161%	142%	199%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.16 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.11)%.

G Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.05)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I The amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 23.90	$ 19.44	$ 12.25	$ 31.48	$ 33.77
Income from Investment Operations
Net investment income (loss) C	.08 F	(.01) G	.03	.06	(.04)
Net realized and unrealized gain (loss)	(.50)	4.48	7.21	(14.84)	1.94
Total from investment operations	(.42)	4.47	7.24	(14.78)	1.90
Distributions from net investment income	-	-	(.05)	-	-
Distributions from net realized gain	-	(.01)	-	(4.45)	(4.19)
Total distributions	-	(.01)	(.05)	(4.45)	(4.19)
Net asset value, end of period	$ 23.48	$ 23.90	$ 19.44	$ 12.25	$ 31.48
Total Return A, B	(1.76)%	22.98%	59.40%	(54.56)%	6.24%
Ratios to Average Net Assets D, H
Expenses before reductions	1.35%	1.26%	1.24%	1.33%	1.35%
Expenses net of fee waivers, if any	1.35%	1.26%	1.24%	1.33%	1.35%
Expenses net of all reductions	1.35%	1.25%	1.22%	1.32%	1.34%
Net investment income (loss)	.33% F	(.06)% G	.18%	.26%	(.12)%
Supplemental Data
Net assets, end of period (in millions)	$ 274	$ 344	$ 339	$ 253	$ 751
Portfolio turnover rate E	34%	99%	161%	142%	199%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.16 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.29)%.

G Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.23)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 21.37	$ 17.48	$ 11.03	$ 28.74	$ 31.17
Income from Investment Operations
Net investment income (loss) C	(.06) F	(.13) G	(.05)	(.06)	(.21)
Net realized and unrealized gain (loss)	(.44)	4.03	6.50	(13.38)	1.78
Total from investment operations	(.50)	3.90	6.45	(13.44)	1.57
Distributions from net realized gain	-	(.01)	-	(4.27)	(4.00)
Net asset value, end of period	$ 20.87	$ 21.37	$ 17.48	$ 11.03	$ 28.74
Total Return A, B	(2.34)%	22.29%	58.48%	(54.80)%	5.63%
Ratios to Average Net Assets D, H
Expenses before reductions	1.93%	1.83%	1.78%	1.90%	1.95%
Expenses net of fee waivers, if any	1.93%	1.83%	1.78%	1.90%	1.95%
Expenses net of all reductions	1.93%	1.82%	1.77%	1.89%	1.94%
Net investment income (loss)	(.25)% F	(.64)% G	(.36)%	(.31)%	(.72)%
Supplemental Data
Net assets, end of period (in millions)	$ 16	$ 30	$ 40	$ 47	$ 175
Portfolio turnover rate E	34%	99%	161%	142%	199%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.16 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.87)%.

G Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.80)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 21.13	$ 17.29	$ 10.91	$ 28.51	$ 30.96
Income from Investment Operations
Net investment income (loss) C	(.05) F	(.12) G	(.05)	(.06)	(.21)
Net realized and unrealized gain (loss)	(.44)	3.97	6.43	(13.24)	1.78
Total from investment operations	(.49)	3.85	6.38	(13.30)	1.57
Distributions from net realized gain	-	(.01)	-	(4.30)	(4.02)
Net asset value, end of period	$ 20.64	$ 21.13	$ 17.29	$ 10.91	$ 28.51
Total Return A, B	(2.32)%	22.25%	58.48%	(54.80)%	5.66%
Ratios to Average Net Assets D, H
Expenses before reductions	1.92%	1.83%	1.78%	1.90%	1.94%
Expenses net of fee waivers, if any	1.92%	1.83%	1.78%	1.90%	1.94%
Expenses net of all reductions	1.92%	1.82%	1.77%	1.89%	1.93%
Net investment income (loss)	(.24)% F	(.63)% G	(.36)%	(.31)%	(.71)%
Supplemental Data
Net assets, end of period (in millions)	$ 40	$ 49	$ 43	$ 32	$ 94
Portfolio turnover rate E	34%	99%	161%	142%	199%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.16 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.86)%.

G Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.80)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Value Strategies Fund

Years ended November 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 25.80	$ 20.89	$ 13.21	$ 33.60	$ 35.77
Income from Investment Operations
Net investment income (loss) B	.22 E	.09 F	.11	.17	.12
Net realized and unrealized gain (loss)	(.54)	4.83	7.73	(15.97)	2.06
Total from investment operations	(.32)	4.92	7.84	(15.80)	2.18
Distributions from net investment income	(.10) H	-	(.16)	-	(.04)
Distributions from net realized gain	(.01) H	(.01)	-	(4.59)	(4.31)
Total distributions	(.11)	(.01)	(.16)	(4.59)	(4.35)
Net asset value, end of period	$ 25.37	$ 25.80	$ 20.89	$ 13.21	$ 33.60
Total Return A	(1.29)%	23.54%	60.05%	(54.35)%	6.78%
Ratios to Average Net Assets C, G
Expenses before reductions	.88%	.81%	.78%	.89%	.89%
Expenses net of fee waivers, if any	.88%	.81%	.78%	.89%	.89%
Expenses net of all reductions	.88%	.80%	.77%	.88%	.87%
Net investment income (loss)	.80% E	.39% F	.64%	.70%	.35%
Supplemental Data
Net assets, end of period (in millions)	$ 284	$ 360	$ 237	$ 122	$ 407
Portfolio turnover rate D	34%	99%	161%	142%	199%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.16 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .18%.

F Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .22%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H The amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Value Strategies Fund Class K

Years ended November 30,	2011	2010	2009	2008 I
Selected Per-Share Data
Net asset value, beginning of period	$ 25.82	$ 20.86	$ 13.23	$ 26.92
Income from Investment Operations
Net investment income (loss) D	.28 G	.15 H	.16	.12
Net realized and unrealized gain (loss)	(.55)	4.82	7.70	(13.81)
Total from investment operations	(.27)	4.97	7.86	(13.69)
Distributions from net investment income	(.16) K	-	(.23)	-
Distributions from net realized gain	(.01) K	(.01)	-	-
Total distributions	(.17)	(.01)	(.23)	-
Net asset value, end of period	$ 25.38	$ 25.82	$ 20.86	$ 13.23
Total Return B, C	(1.11)%	23.81%	60.52%	(50.85)%
Ratios to Average Net Assets E, J
Expenses before reductions	.68%	.58%	.51%	.65% A
Expenses net of fee waivers, if any	.68%	.58%	.51%	.65% A
Expenses net of all reductions	.68%	.56%	.49%	.64% A
Net investment income (loss)	1.00% G	.62% H	.91%	1.38% A
Supplemental Data
Net assets, end of period (in millions)	$ 47	$ 47	$ 27	$ 5
Portfolio turnover rate F	34%	99%	161%	142%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a special dividend which amounted to $.16 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .38%.

H Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .46%.

I For the period May 9, 2008 (commencement of sale of shares) to November 30, 2008.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K The amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 24.69	$ 19.97	$ 12.67	$ 32.43	$ 34.69
Income from Investment Operations
Net investment income (loss) B	.22 E	.10 F	.11	.18	.14
Net realized and unrealized gain (loss)	(.53)	4.63	7.38	(15.31)	1.98
Total from investment operations	(.31)	4.73	7.49	(15.13)	2.12
Distributions from net investment income	(.11) H	-	(.19)	-	(.07)
Distributions from net realized gain	(.01) H	(.01)	-	(4.63)	(4.31)
Total distributions	(.12)	(.01)	(.19)	(4.63)	(4.38)
Net asset value, end of period	$ 24.26	$ 24.69	$ 19.97	$ 12.67	$ 32.43
Total Return A	(1.30)%	23.67%	60.08%	(54.29)%	6.82%
Ratios to Average Net Assets C, G
Expenses before reductions	.86%	.74%	.70%	.80%	.83%
Expenses net of fee waivers, if any	.86%	.74%	.70%	.80%	.83%
Expenses net of all reductions	.86%	.73%	.69%	.79%	.82%
Net investment income (loss)	.82% E	.46% F	.71%	.79%	.40%
Supplemental Data
Net assets, end of period (in millions)	$ 52	$ 53	$ 48	$ 45	$ 85
Portfolio turnover rate D	34%	99%	161%	142%	199%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.16 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .20%.

F Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .29%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H The amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2011

(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor Value Strategies Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Fidelity Value Strategies Fund, Fidelity Value Strategies Fund Class K, and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm are available on the SEC web site or upon request.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of November 30, 2011, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of November 30, 2011, the Fund did not have any unrecognized tax benefits in the financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences resulted in distribution reclassifications.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, market discount, deferred trustees compensation, capital loss carryforwards, and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 112,238
Gross unrealized depreciation	(105,211)
Net unrealized appreciation (depreciation) on securities and other investments	$ 7,027

Tax Cost	$ 1,012,452

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 4,607
Capital loss carryforward	$ (363,200)
Net unrealized appreciation (depreciation)	$ 7,024

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the Act), the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund's first fiscal year end subject to the Act will be November 30, 2012.

The tax character of distributions paid was as follows:

	November 30, 2011	November 30, 2010
Ordinary Income	$ 2,403	$ 296

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $360,136 and $542,991, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Fidelity Value Strategies Fund as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .57% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 558	$ 8
Class T	.25%	.25%	1,659	13
Class B	.75%	.25%	239	179
Class C	.75%	.25%	487	28
			$ 2,943	$ 228

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B, 1.00% for Class C, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 28
Class T	12
Class B*	37
Class C*	1
$ 78

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund except for Class K. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 659.30
Class T	739.22
Class B	72.30
Class C	142.29
Fidelity Value Strategies Fund	844.25
Fidelity Value Strategies Fund Class K	27.05
Institutional Class	134.23
	$ 2,617

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $19 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $3 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $366, including $2 from securities loaned to FCM.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $40 for the period.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2011	2010
From net investment income
Class A	$ 312	$ -
Fidelity Value Strategies Fund	1,357	-
Fidelity Value Strategies Fund Class K	299	-
Institutional Class	236	-
Total	$ 2,204	$ -

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

10. Distributions to Shareholders - continued

Years ended November 30,	2011	2010
From net realized gain
Class A	$ 69	$ 61
Class T	-	91
Class B	-	10
Class C	-	15
Fidelity Value Strategies Fund	100	89
Fidelity Value Strategies Fund Class K	14	13
Institutional Class	16	17
Total	$ 199	$ 296

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2011	2010	2011	2010
Class A
Shares sold	1,335	1,952	$ 33,393	$ 41,366
Reinvestment of distributions	14	3	352	58
Shares redeemed	(2,529)	(3,407)	(62,719)	(71,904)
Net increase (decrease)	(1,180)	(1,452)	$ (28,974)	$ (30,480)
Class T
Shares sold	1,218	1,950	$ 31,034	$ 43,085
Reinvestment of distributions	-	4	-	85
Shares redeemed	(3,935)	(5,007)	(101,504)	(108,781)
Net increase (decrease)	(2,717)	(3,053)	$ (70,470)	$ (65,611)
Class B
Shares sold	11	124	$ 241	$ 2,491
Reinvestment of distributions	-	1	-	9
Shares redeemed	(623)	(996)	(14,424)	(19,662)
Net increase (decrease)	(612)	(871)	$ (14,183)	$ (17,162)
Class C
Shares sold	187	380	$ 4,237	$ 7,582
Reinvestment of distributions	-	1	-	14
Shares redeemed	(553)	(540)	(12,399)	(10,487)
Net increase (decrease)	(366)	(159)	$ (8,162)	$ (2,891)
Fidelity Value Strategies Fund
Shares sold	4,278	10,475	$ 112,601	$ 252,633
Reinvestment of distributions	51	4	1,407	86
Shares redeemed	(7,100)	(7,870)	(193,807)	(184,781)
Net increase (decrease)	(2,771)	2,609	$ (79,799)	$ 67,938
Annual Report

11. Share Transactions - continued

	Shares		Dollars
Years ended November 30,	2011	2010	2011	2010
Fidelity Value Strategies Fund Class K
Shares sold	941	1,867	$ 25,510	$ 44,734
Reinvestment of distributions	11	1	313	13
Shares redeemed	(944)	(1,312)	(26,053)	(30,396)
Net increase (decrease)	8	556	$ (230)	$ 14,351
Institutional Class
Shares sold	421	1,171	$ 11,367	$ 27,143
Reinvestment of distributions	9	1	237	16
Shares redeemed	(442)	(1,452)	(11,646)	(32,249)
Net increase (decrease)	(12)	(280)	$ (42)	$ (5,090)

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Value Strategies Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Value Strategies Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments, as of November 30, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2011, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Value Strategies Fund as of November 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 18, 2012

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 226 funds advised by FMR or an affiliate. Mr. Curvey oversees 429 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-208-0098

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (58)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (67)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Robert W. Selander (61)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (67)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (61)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

Trustees and Officers - continued

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (42)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (47)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Thomas C. Hense (47)

Year of Election or Appointment: 2008 or 2010

Vice President of Fidelity's High Income (2008), Small Cap (2008), and Value (2010) Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (53)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (64)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (50)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Joseph F. Zambello (54)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (44)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President and Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II (2011-present), Assistant Treasurer of other Fidelity funds (2010-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (53)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

Class I designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class I designates 100% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Value Strategies Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2011 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has devoted increased resources to non-U.S. offices. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and enhancers. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools which permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in their deliberations, the Board considered the Investment Advisers' trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers, with 35 new branches opening since 2010.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) rationalizing product lines through the mergers of six funds into other funds; (iii) continuing to migrate the Freedom Funds to dedicated lower cost underlying funds; (iv) obtaining shareholder approval to broaden the investment strategies for Fidelity Consumer Finance Portfolio, Fidelity Emerging Asia Fund, and Fidelity Environment and Alternative Energy Portfolio; (v) contractually agreeing to reduce the management fees and impose other expense limitations on Spartan 500 Index Fund and U.S. Bond Index Fund in connection with launching new institutional classes of these funds; (vi) changing the name, primary and supplemental benchmarks, and investment policies of Fidelity Global Strategies Fund to support the fund's flexible investment mandate and global orientation; and (vii) reducing the transfer agency account fee rates on certain accounts.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2010, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor Value Strategies Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Institutional Class (Class I) of the fund was in the first quartile for the one-year period, the third quartile for the three-year period, and the second quartile for the five-year period. The Board also noted that the investment performance of the fund was lower than its benchmark for the three- and five-year periods, although the one-year total return of Institutional Class (Class I) compared favorably to its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Annual Report

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor Value Strategies Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2010. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2010. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios.

Annual Report

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers and other key personnel and strategies for attracting and retaining non-investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) historical trends in Fidelity's realization of fall-out benefits; (vi) Fidelity's group fee structures and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and Fidelity's compliance practices with respect to performance adjustment calculations; (ix) the fee structures in place for certain other Fidelity clients; and (x) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expense ratios for certain funds and classes.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research
(Japan) Inc.

Fidelity Management & Research
(Hong Kong) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

ISO-UANN-0112
1.786702.108

(Fidelity Investment logo)(registered trademark)
Fidelity® Value Strategies Fund

(A Class of Fidelity Advisor® Value
Strategies Fund)

Annual Report

November 30, 2011

Contents

Chairman's Message	(Click Here)	The Chairman's message to shareholders.
Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_James_C_Curvey)

Dear Shareholder:

The unusually high level of volatility that global equity markets have experienced since early August continued through the end of November. Most major indexes were unable to gain much traction during this time frame, as concern about the sovereign debt crisis in Europe continued to overshadow strong corporate earnings and better-than-expected economic news. High-grade bonds, meanwhile, fared slightly better amid periodic flights to quality. Financial markets are difficult to predict, of course, but you can help put the odds in your favor by following these time-tested investment principles.

One of the basic tenets is to invest according to your time horizon. For long-term investors, riding out the markets' inevitable ups and downs has proven much more effective than making decisions based on short-term developments. If your goal is approaching, you can also benefit from patience and restraint, rather than attempting to time the market. No matter your time horizon, missing only a few of the markets' best days can significantly diminish returns. Patience also affords the benefits of compounding - earning interest on additional income or reinvested dividends and capital gains. While staying the course doesn't eliminate risk, it can considerably lessen the negative impact of short-term downturns.

Asset allocation is another principle to manage risk. As you spread your portfolio among the asset classes, be sure to consider your time horizon, risk tolerance and investment objectives. Younger investors may be better served by emphasizing equities, which historically have been the best-performing asset class over time. Investors who are nearing a specific goal, such as retirement or sending a child to college, may choose to favor bonds and other investments that have tended to be more stable. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. After deciding on a suitable allocation strategy, make sure your portfolio is adequately diversified, with exposure to stocks of small-, mid- and large-cap companies in a range of sectors, for example. And today, more than ever, geographic diversification should be taken into account.

Lastly, investing a certain amount of money on a regular basis - a principle known as dollar-cost averaging - can help lower the average cost of your purchases, while also giving you the discipline to avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to learn more by visiting us on the Internet, dropping by one of our Investor Centers or calling us by phone. It is our privilege to provide the resources you need to choose investments that are right for you.

Sincerely,

(The acting chairman's signature appears here.)

James C. Curvey
Acting Chairman

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended November 30, 2011	Past 1 year	Past 5 years	Past 10 years
Fidelity® Value Strategies Fund	-1.29%	-0.99%	5.12%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Value Strategies Fund, a class of the fund, on November 30, 2001. The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks overcame a sharp summer drop to post solid gains for the year ending November 30, 2011. Bullishness in the first half of the period gave way to a sudden reversal in July and August, as debate over the U.S. debt ceiling, a downgrade of the country's long-term sovereign credit rating and more debt woes in Europe led the S&P 500® Index to its worst calendar-quarter finish in almost three years. However, in October, a possible solution to the eurozone debt crisis and encouraging U.S. economic data fueled a rally that pushed the broad-based index up roughly 11%, its highest monthly return since December 1991. Although a Congressional stalemate over deficit reductions kept volatility alive in November, the S&P 500® finished the year up 7.83%, while the blue-chip Dow Jones Industrial AverageSM added 12.39% and the technology-heavy Nasdaq Composite® Index rose 5.93%. Within the S&P 500®, sector performance was mixed, with financials (-10%) struggling, while the defensive utilities (+20%) and consumer staples (+16%) segments fared best. Small and mid-sized stocks posted more-modest gains than their large-cap counterparts, with the Russell 2000® and Russell Midcap® indexes adding 2.75% and 5.39%, respectively. Uncertainty in Europe hurt foreign developed-markets stocks, as the MSCI® EAFE® (Europe, Australasia, Far East) Index fell 4.01%.

Comments from Thomas Soviero, Portfolio Manager of Fidelity® Value Strategies Fund: For the year, the fund's Retail Class shares returned -1.29%, underperforming the 4.75% gain of the Russell Midcap® Value Index. The fund was hurt by security selection in consumer staples - particularly in food, beverage and tobacco - and in health care. An overweighting in information technology dampened results further, particularly in the lagging semiconductors and semiconductor equipment industry, as did an underweighting in utilities. The biggest individual detractors included soft drink manufacturer Cott, semiconductor firm Spansion, wireless telecommunication services company NII Holdings, pharmaceutical company Zogenix and Canadian natural foods processor SunOpta. Conversely, we were helped by security selection in materials and an underweighting in the weak financials sector. Chemicals firms Innophos Holdings and LyondellBassell Industries were two of the top individual contributors, as was Cabot Oil & Gas in energy. Most of the stocks I've mentioned were not part of the Russell index.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2011 to November 30, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value June 1, 2011	Ending Account Value November 30, 2011	Expenses Paid During Period* June 1, 2011 to November 30, 2011
Class A	1.25%
Actual		$ 1,000.00	$ 831.60	$ 5.74
HypotheticalA		$ 1,000.00	$ 1,018.80	$ 6.33
Class T	1.43%
Actual		$ 1,000.00	$ 830.90	$ 6.56
HypotheticalA		$ 1,000.00	$ 1,017.90	$ 7.23
Class B	2.01%
Actual		$ 1,000.00	$ 828.50	$ 9.21
HypotheticalA		$ 1,000.00	$ 1,014.99	$ 10.15
Class C	2.00%
Actual		$ 1,000.00	$ 828.60	$ 9.17
HypotheticalA		$ 1,000.00	$ 1,015.04	$ 10.10
Fidelity Value Strategies Fund	.96%
Actual		$ 1,000.00	$ 832.90	$ 4.41
HypotheticalA		$ 1,000.00	$ 1,020.26	$ 4.86
Fidelity Value Strategies Fund Class K	.75%
Actual		$ 1,000.00	$ 833.50	$ 3.45
HypotheticalA		$ 1,000.00	$ 1,021.31	$ 3.80
Institutional Class	.93%
Actual		$ 1,000.00	$ 832.80	$ 4.27
HypotheticalA		$ 1,000.00	$ 1,020.41	$ 4.71

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of November 30, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
LyondellBasell Industries NV Class A	5.3	5.2
GameStop Corp. Class A	4.4	4.0
Cott Corp.	4.2	3.5
Innophos Holdings, Inc.	2.9	1.9
Target Corp.	2.7	0.0
The AES Corp.	2.3	1.9
PPG Industries, Inc.	2.3	1.8
AFLAC, Inc.	2.1	1.0
Union Pacific Corp.	1.7	1.3
Cabot Oil & Gas Corp.	1.5	0.8
	29.4
Top Five Market Sectors as of November 30, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	21.6	17.0
Materials	14.2	13.1
Information Technology	13.4	13.5
Industrials	9.3	11.0
Financials	8.5	10.0
Asset Allocation (% of fund's net assets)
As of November 30, 2011 *		As of May 31, 2011 **
	Stocks 97.5%		Stocks 97.8%
	Bonds 0.0%		Bonds 0.1%
	Convertible Securities 0.2%		Convertible Securities 0.2%
	Short-Term Investments and Net Other Assets 2.3%		Short-Term Investments and Net Other Assets 1.9%
* Foreign investments	17.0%	** Foreign investments	20.1%

Annual Report

Investments November 30, 2011

Showing Percentage of Net Assets

Common Stocks - 97.5%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 21.4%
Auto Components - 1.3%
Autoliv, Inc.	56,100	$ 2,989
Delphi Automotive PLC	217,892	4,087
TRW Automotive Holdings Corp. (a)	153,100	5,000
		12,076
Automobiles - 1.1%
Bayerische Motoren Werke AG (BMW)	36,387	2,737
General Motors Co.	190,200	4,049
Volkswagen AG	18,856	2,851
		9,637
Diversified Consumer Services - 0.9%
Service Corp. International	744,250	7,629
Hotels, Restaurants & Leisure - 2.3%
Ameristar Casinos, Inc.	292,726	5,123
Cedar Fair LP (depository unit)	231,920	5,355
O'Charleys, Inc. (a)(e)	404,555	2,605
Wyndham Worldwide Corp.	203,867	7,227
		20,310
Household Durables - 3.7%
KB Home (e)	243,794	1,792
Lennar Corp. Class A	212,200	3,907
Newell Rubbermaid, Inc.	76,000	1,163
PulteGroup, Inc. (a)(e)	2,215,725	13,538
Ryland Group, Inc.	151,400	2,277
Standard Pacific Corp. (a)(e)	2,278,393	7,245
Techtronic Industries Co. Ltd.	3,985,500	3,659
		33,581
Leisure Equipment & Products - 0.7%
Hasbro, Inc.	187,097	6,700
Media - 1.9%
Omnicom Group, Inc.	125,512	5,418
Regal Entertainment Group Class A (e)	229,900	3,276
Valassis Communications, Inc. (a)(e)	349,089	6,706
Virgin Media, Inc.	88,700	1,966
		17,366
Multiline Retail - 2.7%
Target Corp.	454,700	23,963
Specialty Retail - 6.8%
Advance Auto Parts, Inc.	166,790	11,545
Asbury Automotive Group, Inc. (a)	483,141	9,528
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
Casual Male Retail Group, Inc. (a)	421,708	$ 1,362
GameStop Corp. Class A (a)(e)	1,703,462	39,384
		61,819
TOTAL CONSUMER DISCRETIONARY		193,081
CONSUMER STAPLES - 7.2%
Beverages - 4.7%
China New Borun Corp. ADR (a)(e)	667,803	2,124
Cott Corp. (a)(e)(f)	6,062,168	38,217
Molson Coors Brewing Co. Class B	53,033	2,153
		42,494
Food & Staples Retailing - 0.6%
SUPERVALU, Inc. (e)	280,500	2,062
United Natural Foods, Inc. (a)	76,700	2,940
		5,002
Food Products - 1.9%
Bunge Ltd.	54,100	3,381
Calavo Growers, Inc. (e)	232,028	6,163
SunOpta, Inc. (a)	1,545,185	7,710
		17,254
TOTAL CONSUMER STAPLES		64,750
ENERGY - 6.5%
Energy Equipment & Services - 2.0%
C&J Energy Services, Inc. (a)(d)	386,786	6,837
Ensco International Ltd. ADR	76,900	3,996
Halliburton Co.	187,200	6,889
		17,722
Oil, Gas & Consumable Fuels - 4.5%
Alpha Natural Resources, Inc. (a)	155,823	3,740
Cabot Oil & Gas Corp.	153,900	13,634
Denbury Resources, Inc. (a)	512,580	8,663
Forest Oil Corp. (a)	154,205	2,473
Peabody Energy Corp.	96,600	3,790
Suncor Energy, Inc.	73,200	2,205
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Valero Energy Corp.	76,100	$ 1,695
Williams Companies, Inc.	154,500	4,987
		41,187
TOTAL ENERGY		58,909
FINANCIALS - 8.5%
Commercial Banks - 2.9%
BB&T Corp.	449,231	10,409
Regions Financial Corp.	812,863	3,341
U.S. Bancorp	486,584	12,612
		26,362
Insurance - 4.6%
AFLAC, Inc.	440,255	19,125
American International Group, Inc. (a)	152,500	3,555
Assurant, Inc.	85,200	3,343
Lincoln National Corp.	513,200	10,356
Unum Group	245,860	5,534
		41,913
Real Estate Investment Trusts - 0.7%
CBL & Associates Properties, Inc.	215,313	3,077
Host Hotels & Resorts, Inc.	210,800	2,983
		6,060
Real Estate Management & Development - 0.3%
Forest City Enterprises, Inc. Class A (a)	207,800	2,523
TOTAL FINANCIALS		76,858
HEALTH CARE - 7.3%
Health Care Equipment & Supplies - 2.4%
Boston Scientific Corp. (a)	764,800	4,512
C. R. Bard, Inc.	76,900	6,705
Covidien PLC	114,575	5,219
Hill-Rom Holdings, Inc.	56,300	1,779
Orthofix International NV (a)	94,517	3,239
		21,454
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Health Care Providers & Services - 2.0%
DaVita, Inc. (a)	80,798	$ 6,155
Universal Health Services, Inc. Class B	284,414	11,439
		17,594
Life Sciences Tools & Services - 1.2%
Agilent Technologies, Inc. (a)	184,300	6,911
PerkinElmer, Inc.	211,600	4,003
		10,914
Pharmaceuticals - 1.7%
Johnson & Johnson	153,600	9,941
Zogenix, Inc. (e)	3,171,431	5,709
		15,650
TOTAL HEALTH CARE		65,612
INDUSTRIALS - 9.3%
Aerospace & Defense - 2.5%
Alliant Techsystems, Inc.	177,500	10,444
Esterline Technologies Corp. (a)	101,822	5,485
GeoEye, Inc. (a)	116,347	2,209
Textron, Inc.	223,717	4,347
		22,485
Building Products - 0.9%
Armstrong World Industries, Inc.	77,022	3,057
Owens Corning (a)	171,111	4,911
		7,968
Commercial Services & Supplies - 0.3%
Quad/Graphics, Inc. (e)	151,856	2,433
Construction & Engineering - 0.3%
Quanta Services, Inc. (a)	154,200	3,175
Electrical Equipment - 0.4%
Regal-Beloit Corp.	63,554	3,347
Industrial Conglomerates - 0.9%
Carlisle Companies, Inc.	175,529	7,829
Machinery - 2.2%
Blount International, Inc. (a)	292,004	4,471
Ingersoll-Rand PLC	312,800	10,360
Stanley Black & Decker, Inc.	74,137	4,851
		19,682
Marine - 0.1%
Ultrapetrol (Bahamas) Ltd. (a)	524,853	1,422
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Road & Rail - 1.7%
Union Pacific Corp.	148,800	$ 15,387
TOTAL INDUSTRIALS		83,728
INFORMATION TECHNOLOGY - 13.4%
Communications Equipment - 0.9%
Cisco Systems, Inc.	215,300	4,013
Comverse Technology, Inc. (a)	613,366	4,018
		8,031
Computers & Peripherals - 1.7%
Apple, Inc. (a)	20,800	7,950
SanDisk Corp. (a)	76,493	3,772
Western Digital Corp. (a)	141,324	4,108
		15,830
Electronic Equipment & Components - 1.2%
Anixter International, Inc. (a)	69,980	4,297
Arrow Electronics, Inc. (a)	139,657	5,106
DDi Corp.	136,100	1,226
		10,629
IT Services - 1.0%
Acxiom Corp. (a)	215,782	2,684
Fidelity National Information Services, Inc.	268,430	6,466
		9,150
Office Electronics - 0.5%
Xerox Corp.	572,377	4,665
Semiconductors & Semiconductor Equipment - 6.4%
Fairchild Semiconductor International, Inc. (a)	320,000	4,144
Intersil Corp. Class A	773,578	8,223
KLA-Tencor Corp.	174,580	8,048
Lam Research Corp. (a)	212,153	8,649
Marvell Technology Group Ltd. (a)	815,300	11,512
Micron Technology, Inc. (a)	455,483	2,728
ON Semiconductor Corp. (a)	1,214,770	9,147
Spansion, Inc. Class A (a)	641,043	5,603
		58,054
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Software - 1.7%
Microsoft Corp.	438,024	$ 11,205
Nuance Communications, Inc. (a)	152,500	3,748
		14,953
TOTAL INFORMATION TECHNOLOGY		121,312
MATERIALS - 14.2%
Chemicals - 12.8%
Ashland, Inc.	86,800	4,828
Innophos Holdings, Inc.	524,810	25,847
LyondellBasell Industries NV Class A (e)	1,478,724	48,307
PPG Industries, Inc.	236,200	20,727
Solutia, Inc. (a)	430,260	6,850
W.R. Grace & Co. (a)	219,128	9,131
		115,690
Metals & Mining - 1.4%
Carpenter Technology Corp.	86,796	4,699
Haynes International, Inc.	18,860	1,131
Newcrest Mining Ltd.	127,118	4,638
Titanium Metals Corp.	152,300	2,373
		12,841
TOTAL MATERIALS		128,531
TELECOMMUNICATION SERVICES - 3.2%
Diversified Telecommunication Services - 2.7%
CenturyLink, Inc.	194,621	7,302
Cogent Communications Group, Inc. (a)	327,858	5,577
Level 3 Communications, Inc. (a)	569,139	11,730
		24,609
Wireless Telecommunication Services - 0.5%
NII Holdings, Inc. (a)	200,423	4,612
TOTAL TELECOMMUNICATION SERVICES		29,221
UTILITIES - 6.5%
Electric Utilities - 1.6%
American Electric Power Co., Inc.	222,100	8,813
FirstEnergy Corp.	130,269	5,793
		14,606
Common Stocks - continued
	Shares	Value (000s)
UTILITIES - continued
Independent Power Producers & Energy Traders - 3.7%
Calpine Corp. (a)	839,263	$ 12,623
The AES Corp. (a)	1,721,200	20,792
		33,415
Multi-Utilities - 1.2%
Alliant Energy Corp.	114,800	4,846
Sempra Energy	108,039	5,747
		10,593
TOTAL UTILITIES		58,614
TOTAL COMMON STOCKS (Cost $868,557)		880,616
Convertible Preferred Stocks - 0.2%

CONSUMER DISCRETIONARY - 0.2%
Media - 0.2%
LodgeNet Entertainment Corp. 10.00% (d) (Cost $2,231)	2,300	1,814
Nonconvertible Bonds - 0.0%
Principal Amount (000s)
CONSUMER DISCRETIONARY - 0.0%
Hotels, Restaurants & Leisure - 0.0%
Chukchansi Economic Development Authority 8% 11/15/13 (d) (Cost $967)	$ 1,145	647
Money Market Funds - 15.1%
	Shares	Value (000s)
Fidelity Cash Central Fund, 0.11% (b)	16,992,878	$ 16,993
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	119,408,525	119,409
TOTAL MONEY MARKET FUNDS (Cost $136,402)		136,402
TOTAL INVESTMENT PORTFOLIO - 112.8% (Cost $1,008,157)		1,019,479
NET OTHER ASSETS (LIABILITIES) - (12.8)%		(116,050)
NET ASSETS - 100%		$ 903,429
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $9,298,000 or 1.0% of net assets.

(e) Security or a portion of the security is on loan at period end.
(f) Affiliated company
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 30
Fidelity Securities Lending Cash Central Fund	366
Total	$ 396
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Cott Corp.	$ 27,985	$ 21,244	$ -	$ -	$ 38,217
Total	$ 27,985	$ 21,244	$ -	$ -	$ 38,217
Other Information

The following is a summary of the inputs used, as of November 30, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 194,895	$ 185,335	$ 9,560	$ -
Consumer Staples	64,750	64,750	-	-
Energy	58,909	52,072	6,837	-
Financials	76,858	76,858	-	-
Health Care	65,612	65,612	-	-
Industrials	83,728	83,728	-	-
Information Technology	121,312	121,312	-	-
Materials	128,531	123,893	4,638	-
Telecommunication Services	29,221	29,221	-	-
Utilities	58,614	58,614	-	-
Corporate Bonds	647	-	647	-
Money Market Funds	136,402	136,402	-	-
Total Investments in Securities:	$ 1,019,479	$ 997,797	$ 21,682	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	83.0%
Netherlands	5.3%
Canada	5.2%
Ireland	1.8%
Bermuda	1.7%
Others (Individually Less Than 1%)	3.0%
100.0%
Income Tax Information

At November 30, 2011, the Fund had a capital loss carryforward of approximately $363,200,000 of which $176,068,000 and $187,132,000 will expire in fiscal 2016 and 2017, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	November 30, 2011
Assets
Investment in securities, at value (including securities loaned of $121,891) - See accompanying schedule: Unaffiliated issuers (cost $824,623)	$ 844,860
Fidelity Central Funds (cost $136,402)	136,402
Other affiliated issuers (cost $47,132)	38,217
Total Investments (cost $1,008,157)		$ 1,019,479
Receivable for fund shares sold		777
Dividends receivable		7,396
Interest receivable		50
Distributions receivable from Fidelity Central Funds		154
Prepaid expenses		3
Other receivables		25
Total assets		1,027,884

Liabilities
Payable for investments purchased	$ 2,314
Payable for fund shares redeemed	1,703
Accrued management fee	578
Distribution and service plan fees payable	199
Other affiliated payables	211
Other payables and accrued expenses	41
Collateral on securities loaned, at value	119,409
Total liabilities		124,455

Net Assets		$ 903,429
Net Assets consist of:
Paid in capital		$ 1,257,273
Undistributed net investment income		4,648
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(369,811)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		11,319
Net Assets		$ 903,429

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2011
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($189,975 ÷ 8,365 shares)	$ 22.71

Maximum offering price per share (100/94.25 of $22.71)	$ 24.10
Class T: Net Asset Value and redemption price per share ($274,385 ÷ 11,687 shares)	$ 23.48

Maximum offering price per share (100/96.50 of $23.48)	$ 24.33
Class B: Net Asset Value and offering price per share ($16,443 ÷ 788 shares)A	$ 20.87

Class C: Net Asset Value and offering price per share ($40,457 ÷ 1,960 shares)A	$ 20.64

Fidelity Value Strategies Fund: Net Asset Value, offering price and redemption price per share ($283,908 ÷ 11,191 shares)	$ 25.37

Fidelity Value Strategies Fund Class K: Net Asset Value, offering price and redemption price per share ($46,750 ÷ 1,842 shares)	$ 25.38

Institutional Class: Net Asset Value, offering price and redemption price per share ($51,511 ÷ 2,123 shares)	$ 24.26

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended November 30, 2011
Investment Income
Dividends		$ 12,048
Special dividends		6,654
Interest		92
Income from Fidelity Central Funds		396
Income before foreign taxes withheld		19,190
Less foreign taxes withheld		(1,190)
Total income		18,000

Expenses
Management fee Basic fee	$ 5,987
Performance adjustment	161
Transfer agent fees	2,617
Distribution and service plan fees	2,943
Accounting and security lending fees	362
Custodian fees and expenses	23
Independent trustees' compensation	6
Registration fees	127
Audit	63
Legal	4
Miscellaneous	8
Total expenses before reductions	12,301
Expense reductions	(40)	12,261
Net investment income (loss)		5,739
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	76,314
Foreign currency transactions	5
Total net realized gain (loss)		76,319
Change in net unrealized appreciation (depreciation) on: Investment securities		(78,642)
Net gain (loss)		(2,323)
Net increase (decrease) in net assets resulting from operations		$ 3,416

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2011	Year ended November 30, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 5,739	$ 1,322
Net realized gain (loss)	76,319	54,220
Change in net unrealized appreciation (depreciation)	(78,642)	147,568
Net increase (decrease) in net assets resulting from operations	3,416	203,110
Distributions to shareholders from net investment income	(2,204)	-
Distributions to shareholders from net realized gain	(199)	(296)
Total distributions	(2,403)	(296)
Share transactions - net increase (decrease)	(201,860)	(38,945)
Total increase (decrease) in net assets	(200,847)	163,869

Net Assets
Beginning of period	1,104,276	940,407
End of period (including undistributed net investment income of $4,648 and undistributed net investment income of $1,371, respectively)	$ 903,429	$ 1,104,276

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 23.11	$ 18.77	$ 11.87	$ 30.67	$ 33.03
Income from Investment Operations
Net investment income (loss) C	.13 F	.03 G	.06	.10	.02
Net realized and unrealized gain (loss)	(.49)	4.32	6.96	(14.37)	1.89
Total from investment operations	(.36)	4.35	7.02	(14.27)	1.91
Distributions from net investment income	(.03) I	-	(.12)	-	-
Distributions from net realized gain	(.01) I	(.01)	-	(4.53)	(4.27)
Total distributions	(.04)	(.01)	(.12)	(4.53)	(4.27)
Net asset value, end of period	$ 22.71	$ 23.11	$ 18.77	$ 11.87	$ 30.67
Total Return A, B	(1.57)%	23.16%	59.70%	(54.45)%	6.46%
Ratios to Average Net Assets D, H
Expenses before reductions	1.18%	1.08%	1.03%	1.14%	1.16%
Expenses net of fee waivers, if any	1.18%	1.08%	1.03%	1.14%	1.16%
Expenses net of all reductions	1.17%	1.07%	1.02%	1.14%	1.15%
Net investment income (loss)	.51% F	.12% G	.39%	.45%	.07%
Supplemental Data
Net assets, end of period (in millions)	$ 190	$ 221	$ 206	$ 139	$ 355
Portfolio turnover rate E	34%	99%	161%	142%	199%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.16 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.11)%.

G Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.05)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I The amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 23.90	$ 19.44	$ 12.25	$ 31.48	$ 33.77
Income from Investment Operations
Net investment income (loss) C	.08 F	(.01) G	.03	.06	(.04)
Net realized and unrealized gain (loss)	(.50)	4.48	7.21	(14.84)	1.94
Total from investment operations	(.42)	4.47	7.24	(14.78)	1.90
Distributions from net investment income	-	-	(.05)	-	-
Distributions from net realized gain	-	(.01)	-	(4.45)	(4.19)
Total distributions	-	(.01)	(.05)	(4.45)	(4.19)
Net asset value, end of period	$ 23.48	$ 23.90	$ 19.44	$ 12.25	$ 31.48
Total Return A, B	(1.76)%	22.98%	59.40%	(54.56)%	6.24%
Ratios to Average Net Assets D, H
Expenses before reductions	1.35%	1.26%	1.24%	1.33%	1.35%
Expenses net of fee waivers, if any	1.35%	1.26%	1.24%	1.33%	1.35%
Expenses net of all reductions	1.35%	1.25%	1.22%	1.32%	1.34%
Net investment income (loss)	.33% F	(.06)% G	.18%	.26%	(.12)%
Supplemental Data
Net assets, end of period (in millions)	$ 274	$ 344	$ 339	$ 253	$ 751
Portfolio turnover rate E	34%	99%	161%	142%	199%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.16 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.29)%.

G Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.23)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 21.37	$ 17.48	$ 11.03	$ 28.74	$ 31.17
Income from Investment Operations
Net investment income (loss) C	(.06) F	(.13) G	(.05)	(.06)	(.21)
Net realized and unrealized gain (loss)	(.44)	4.03	6.50	(13.38)	1.78
Total from investment operations	(.50)	3.90	6.45	(13.44)	1.57
Distributions from net realized gain	-	(.01)	-	(4.27)	(4.00)
Net asset value, end of period	$ 20.87	$ 21.37	$ 17.48	$ 11.03	$ 28.74
Total Return A, B	(2.34)%	22.29%	58.48%	(54.80)%	5.63%
Ratios to Average Net Assets D, H
Expenses before reductions	1.93%	1.83%	1.78%	1.90%	1.95%
Expenses net of fee waivers, if any	1.93%	1.83%	1.78%	1.90%	1.95%
Expenses net of all reductions	1.93%	1.82%	1.77%	1.89%	1.94%
Net investment income (loss)	(.25)% F	(.64)% G	(.36)%	(.31)%	(.72)%
Supplemental Data
Net assets, end of period (in millions)	$ 16	$ 30	$ 40	$ 47	$ 175
Portfolio turnover rate E	34%	99%	161%	142%	199%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.16 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.87)%.

G Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.80)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 21.13	$ 17.29	$ 10.91	$ 28.51	$ 30.96
Income from Investment Operations
Net investment income (loss) C	(.05) F	(.12) G	(.05)	(.06)	(.21)
Net realized and unrealized gain (loss)	(.44)	3.97	6.43	(13.24)	1.78
Total from investment operations	(.49)	3.85	6.38	(13.30)	1.57
Distributions from net realized gain	-	(.01)	-	(4.30)	(4.02)
Net asset value, end of period	$ 20.64	$ 21.13	$ 17.29	$ 10.91	$ 28.51
Total Return A, B	(2.32)%	22.25%	58.48%	(54.80)%	5.66%
Ratios to Average Net Assets D, H
Expenses before reductions	1.92%	1.83%	1.78%	1.90%	1.94%
Expenses net of fee waivers, if any	1.92%	1.83%	1.78%	1.90%	1.94%
Expenses net of all reductions	1.92%	1.82%	1.77%	1.89%	1.93%
Net investment income (loss)	(.24)% F	(.63)% G	(.36)%	(.31)%	(.71)%
Supplemental Data
Net assets, end of period (in millions)	$ 40	$ 49	$ 43	$ 32	$ 94
Portfolio turnover rate E	34%	99%	161%	142%	199%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.16 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.86)%.

G Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.80)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Value Strategies Fund

Years ended November 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 25.80	$ 20.89	$ 13.21	$ 33.60	$ 35.77
Income from Investment Operations
Net investment income (loss) B	.22 E	.09 F	.11	.17	.12
Net realized and unrealized gain (loss)	(.54)	4.83	7.73	(15.97)	2.06
Total from investment operations	(.32)	4.92	7.84	(15.80)	2.18
Distributions from net investment income	(.10) H	-	(.16)	-	(.04)
Distributions from net realized gain	(.01) H	(.01)	-	(4.59)	(4.31)
Total distributions	(.11)	(.01)	(.16)	(4.59)	(4.35)
Net asset value, end of period	$ 25.37	$ 25.80	$ 20.89	$ 13.21	$ 33.60
Total Return A	(1.29)%	23.54%	60.05%	(54.35)%	6.78%
Ratios to Average Net Assets C, G
Expenses before reductions	.88%	.81%	.78%	.89%	.89%
Expenses net of fee waivers, if any	.88%	.81%	.78%	.89%	.89%
Expenses net of all reductions	.88%	.80%	.77%	.88%	.87%
Net investment income (loss)	.80% E	.39% F	.64%	.70%	.35%
Supplemental Data
Net assets, end of period (in millions)	$ 284	$ 360	$ 237	$ 122	$ 407
Portfolio turnover rate D	34%	99%	161%	142%	199%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.16 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .18%.

F Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .22%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H The amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Value Strategies Fund Class K

Years ended November 30,	2011	2010	2009	2008 I
Selected Per-Share Data
Net asset value, beginning of period	$ 25.82	$ 20.86	$ 13.23	$ 26.92
Income from Investment Operations
Net investment income (loss) D	.28 G	.15 H	.16	.12
Net realized and unrealized gain (loss)	(.55)	4.82	7.70	(13.81)
Total from investment operations	(.27)	4.97	7.86	(13.69)
Distributions from net investment income	(.16) K	-	(.23)	-
Distributions from net realized gain	(.01) K	(.01)	-	-
Total distributions	(.17)	(.01)	(.23)	-
Net asset value, end of period	$ 25.38	$ 25.82	$ 20.86	$ 13.23
Total Return B, C	(1.11)%	23.81%	60.52%	(50.85)%
Ratios to Average Net Assets E, J
Expenses before reductions	.68%	.58%	.51%	.65% A
Expenses net of fee waivers, if any	.68%	.58%	.51%	.65% A
Expenses net of all reductions	.68%	.56%	.49%	.64% A
Net investment income (loss)	1.00% G	.62% H	.91%	1.38% A
Supplemental Data
Net assets, end of period (in millions)	$ 47	$ 47	$ 27	$ 5
Portfolio turnover rate F	34%	99%	161%	142%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a special dividend which amounted to $.16 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .38%.

H Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .46%.

I For the period May 9, 2008 (commencement of sale of shares) to November 30, 2008.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K The amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 24.69	$ 19.97	$ 12.67	$ 32.43	$ 34.69
Income from Investment Operations
Net investment income (loss) B	.22 E	.10 F	.11	.18	.14
Net realized and unrealized gain (loss)	(.53)	4.63	7.38	(15.31)	1.98
Total from investment operations	(.31)	4.73	7.49	(15.13)	2.12
Distributions from net investment income	(.11) H	-	(.19)	-	(.07)
Distributions from net realized gain	(.01) H	(.01)	-	(4.63)	(4.31)
Total distributions	(.12)	(.01)	(.19)	(4.63)	(4.38)
Net asset value, end of period	$ 24.26	$ 24.69	$ 19.97	$ 12.67	$ 32.43
Total Return A	(1.30)%	23.67%	60.08%	(54.29)%	6.82%
Ratios to Average Net Assets C, G
Expenses before reductions	.86%	.74%	.70%	.80%	.83%
Expenses net of fee waivers, if any	.86%	.74%	.70%	.80%	.83%
Expenses net of all reductions	.86%	.73%	.69%	.79%	.82%
Net investment income (loss)	.82% E	.46% F	.71%	.79%	.40%
Supplemental Data
Net assets, end of period (in millions)	$ 52	$ 53	$ 48	$ 45	$ 85
Portfolio turnover rate D	34%	99%	161%	142%	199%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.16 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .20%.

F Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .29%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H The amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2011

(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor Value Strategies Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Fidelity Value Strategies Fund, Fidelity Value Strategies Fund Class K, and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm are available on the SEC web site or upon request.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of November 30, 2011, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as

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3. Significant Accounting Policies - continued

Security Valuation - continued

Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of November 30, 2011, the Fund did not have any unrecognized tax benefits in the financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences resulted in distribution reclassifications.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, market discount, deferred trustees compensation, capital loss carryforwards, and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 112,238
Gross unrealized depreciation	(105,211)
Net unrealized appreciation (depreciation) on securities and other investments	$ 7,027

Tax Cost	$ 1,012,452

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 4,607
Capital loss carryforward	$ (363,200)
Net unrealized appreciation (depreciation)	$ 7,024

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the Act), the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund's first fiscal year end subject to the Act will be November 30, 2012.

The tax character of distributions paid was as follows:

	November 30, 2011	November 30, 2010
Ordinary Income	$ 2,403	$ 296

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $360,136 and $542,991, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Fidelity Value Strategies Fund as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .57% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 558	$ 8
Class T	.25%	.25%	1,659	13
Class B	.75%	.25%	239	179
Class C	.75%	.25%	487	28
			$ 2,943	$ 228

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B, 1.00% for Class C, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 28
Class T	12
Class B*	37
Class C*	1
$ 78

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund except for Class K. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 659.30
Class T	739.22
Class B	72.30
Class C	142.29
Fidelity Value Strategies Fund	844.25
Fidelity Value Strategies Fund Class K	27.05
Institutional Class	134.23
	$ 2,617

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $19 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $3 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $366, including $2 from securities loaned to FCM.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $40 for the period.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2011	2010
From net investment income
Class A	$ 312	$ -
Fidelity Value Strategies Fund	1,357	-
Fidelity Value Strategies Fund Class K	299	-
Institutional Class	236	-
Total	$ 2,204	$ -

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Notes to Financial Statements - continued

(Amounts in thousands except percentages)

10. Distributions to Shareholders - continued

Years ended November 30,	2011	2010
From net realized gain
Class A	$ 69	$ 61
Class T	-	91
Class B	-	10
Class C	-	15
Fidelity Value Strategies Fund	100	89
Fidelity Value Strategies Fund Class K	14	13
Institutional Class	16	17
Total	$ 199	$ 296

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2011	2010	2011	2010
Class A
Shares sold	1,335	1,952	$ 33,393	$ 41,366
Reinvestment of distributions	14	3	352	58
Shares redeemed	(2,529)	(3,407)	(62,719)	(71,904)
Net increase (decrease)	(1,180)	(1,452)	$ (28,974)	$ (30,480)
Class T
Shares sold	1,218	1,950	$ 31,034	$ 43,085
Reinvestment of distributions	-	4	-	85
Shares redeemed	(3,935)	(5,007)	(101,504)	(108,781)
Net increase (decrease)	(2,717)	(3,053)	$ (70,470)	$ (65,611)
Class B
Shares sold	11	124	$ 241	$ 2,491
Reinvestment of distributions	-	1	-	9
Shares redeemed	(623)	(996)	(14,424)	(19,662)
Net increase (decrease)	(612)	(871)	$ (14,183)	$ (17,162)
Class C
Shares sold	187	380	$ 4,237	$ 7,582
Reinvestment of distributions	-	1	-	14
Shares redeemed	(553)	(540)	(12,399)	(10,487)
Net increase (decrease)	(366)	(159)	$ (8,162)	$ (2,891)
Fidelity Value Strategies Fund
Shares sold	4,278	10,475	$ 112,601	$ 252,633
Reinvestment of distributions	51	4	1,407	86
Shares redeemed	(7,100)	(7,870)	(193,807)	(184,781)
Net increase (decrease)	(2,771)	2,609	$ (79,799)	$ 67,938

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11. Share Transactions - continued

	Shares		Dollars
Years ended November 30,	2011	2010	2011	2010
Fidelity Value Strategies Fund Class K
Shares sold	941	1,867	$ 25,510	$ 44,734
Reinvestment of distributions	11	1	313	13
Shares redeemed	(944)	(1,312)	(26,053)	(30,396)
Net increase (decrease)	8	556	$ (230)	$ 14,351
Institutional Class
Shares sold	421	1,171	$ 11,367	$ 27,143
Reinvestment of distributions	9	1	237	16
Shares redeemed	(442)	(1,452)	(11,646)	(32,249)
Net increase (decrease)	(12)	(280)	$ (42)	$ (5,090)

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Value Strategies Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Value Strategies Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments, as of November 30, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2011, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Value Strategies Fund as of November 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 18, 2012

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 226 funds advised by FMR or an affiliate. Mr. Curvey oversees 429 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

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Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (58)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (67)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Robert W. Selander (61)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (67)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (61)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

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Trustees and Officers - continued

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (42)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (47)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Thomas C. Hense (47)

Year of Election or Appointment: 2008 or 2010

Vice President of Fidelity's High Income (2008), Small Cap (2008), and Value (2010) Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (53)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (64)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (50)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Joseph F. Zambello (54)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (44)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President and Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II (2011-present), Assistant Treasurer of other Fidelity funds (2010-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (53)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

Fidelity Value Strategies Fund designates 100% of the dividend distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Fidelity Value Strategies Fund designates 100% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Value Strategies Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2011 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has devoted increased resources to non-U.S. offices. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and enhancers. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools which permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in their deliberations, the Board considered the Investment Advisers' trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers, with 35 new branches opening since 2010.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) rationalizing product lines through the mergers of six funds into other funds; (iii) continuing to migrate the Freedom Funds to dedicated lower cost underlying funds; (iv) obtaining shareholder approval to broaden the investment strategies for Fidelity Consumer Finance Portfolio, Fidelity Emerging Asia Fund, and Fidelity Environment and Alternative Energy Portfolio; (v) contractually agreeing to reduce the management fees and impose other expense limitations on Spartan 500 Index Fund and U.S. Bond Index Fund in connection with launching new institutional classes of these funds; (vi) changing the name, primary and supplemental benchmarks, and investment policies of Fidelity Global Strategies Fund to support the fund's flexible investment mandate and global orientation; and (vii) reducing the transfer agency account fee rates on certain accounts.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2010, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor Value Strategies Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Institutional Class (Class I) of the fund was in the first quartile for the one-year period, the third quartile for the three-year period, and the second quartile for the five-year period. The Board also noted that the investment performance of the fund was lower than its benchmark for the three- and five-year periods, although the one-year total return of Institutional Class (Class I) compared favorably to its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Annual Report

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor Value Strategies Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2010. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2010. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios.

Annual Report

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers and other key personnel and strategies for attracting and retaining non-investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) historical trends in Fidelity's realization of fall-out benefits; (vi) Fidelity's group fee structures and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and Fidelity's compliance practices with respect to performance adjustment calculations; (ix) the fee structures in place for certain other Fidelity clients; and (x) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expense ratios for certain funds and classes.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited.

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

Brown Brothers Harriman & Co.
Boston, MA

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions and
Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®)
1-800-544-5555

Automated line for quickest service

SOI-UANN-0112
1.786703.108

Fidelity® Value Strategies Fund

Class K

(A Class of Fidelity Advisor® Value
Strategies Fund)

Annual Report

November 30, 2011

Contents

Chairman's Message	(Click Here)	The Chairman's message to shareholders.
Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_James_C_Curvey)

Dear Shareholder:

The unusually high level of volatility that global equity markets have experienced since early August continued through the end of November. Most major indexes were unable to gain much traction during this time frame, as concern about the sovereign debt crisis in Europe continued to overshadow strong corporate earnings and better-than-expected economic news. High-grade bonds, meanwhile, fared slightly better amid periodic flights to quality. Financial markets are difficult to predict, of course, but you can help put the odds in your favor by following these time-tested investment principles.

One of the basic tenets is to invest according to your time horizon. For long-term investors, riding out the markets' inevitable ups and downs has proven much more effective than making decisions based on short-term developments. If your goal is approaching, you can also benefit from patience and restraint, rather than attempting to time the market. No matter your time horizon, missing only a few of the markets' best days can significantly diminish returns. Patience also affords the benefits of compounding - earning interest on additional income or reinvested dividends and capital gains. While staying the course doesn't eliminate risk, it can considerably lessen the negative impact of short-term downturns.

Asset allocation is another principle to manage risk. As you spread your portfolio among the asset classes, be sure to consider your time horizon, risk tolerance and investment objectives. Younger investors may be better served by emphasizing equities, which historically have been the best-performing asset class over time. Investors who are nearing a specific goal, such as retirement or sending a child to college, may choose to favor bonds and other investments that have tended to be more stable. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. After deciding on a suitable allocation strategy, make sure your portfolio is adequately diversified, with exposure to stocks of small-, mid- and large-cap companies in a range of sectors, for example. And today, more than ever, geographic diversification should be taken into account.

Lastly, investing a certain amount of money on a regular basis - a principle known as dollar-cost averaging - can help lower the average cost of your purchases, while also giving you the discipline to avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to learn more by visiting us on the Internet, dropping by one of our Investor Centers or calling us by phone. It is our privilege to provide the resources you need to choose investments that are right for you.

Sincerely,

(The acting chairman's signature appears here.)

James C. Curvey
Acting Chairman

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended November 30, 2011	Past 1 year	Past 5 years	Past 10 years
Fidelity® Value Strategies Fund Class K A	-1.11%	-0.82%	5.21%

A The initial offering of Fidelity Value Strategies Fund Class K shares took place on May 9, 2008. Returns prior to May 9, 2008, are those of Fidelity® Value Strategies Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Value Strategies Fund Class K on November 30, 2001. The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Value Index performed over the same period. The initial offering of Class K took place on May 9, 2008. See above for additional information regarding the performance of Fidelity Value Strategies Fund Class K.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks overcame a sharp summer drop to post solid gains for the year ending November 30, 2011. Bullishness in the first half of the period gave way to a sudden reversal in July and August, as debate over the U.S. debt ceiling, a downgrade of the country's long-term sovereign credit rating and more debt woes in Europe led the S&P 500® Index to its worst calendar-quarter finish in almost three years. However, in October, a possible solution to the eurozone debt crisis and encouraging U.S. economic data fueled a rally that pushed the broad-based index up roughly 11%, its highest monthly return since December 1991. Although a Congressional stalemate over deficit reductions kept volatility alive in November, the S&P 500® finished the year up 7.83%, while the blue-chip Dow Jones Industrial AverageSM added 12.39% and the technology-heavy Nasdaq Composite® Index rose 5.93%. Within the S&P 500®, sector performance was mixed, with financials (-10%) struggling, while the defensive utilities (+20%) and consumer staples (+16%) segments fared best. Small and mid-sized stocks posted more-modest gains than their large-cap counterparts, with the Russell 2000® and Russell Midcap® indexes adding 2.75% and 5.39%, respectively. Uncertainty in Europe hurt foreign developed-markets stocks, as the MSCI® EAFE® (Europe, Australasia, Far East) Index fell 4.01%.

Comments from Thomas Soviero, Portfolio Manager of Fidelity® Value Strategies Fund: For the year, the fund's Class K shares returned -1.11%, underperforming the 4.75% gain of the Russell Midcap® Value Index. The fund was hurt by security selection in consumer staples - particularly in food, beverage and tobacco - and in health care. An overweighting in information technology dampened results further, particularly in the lagging semiconductors and semiconductor equipment industry, as did an underweighting in utilities. The biggest individual detractors included soft drink manufacturer Cott, semiconductor firm Spansion, wireless telecommunication services company NII Holdings, pharmaceutical company Zogenix and Canadian natural foods processor SunOpta. Conversely, we were helped by security selection in materials and an underweighting in the weak financials sector. Chemicals firms Innophos Holdings and LyondellBassell Industries were two of the top individual contributors, as was Cabot Oil & Gas in energy. Most of the stocks I've mentioned were not part of the Russell index.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2011 to November 30, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value June 1, 2011	Ending Account Value November 30, 2011	Expenses Paid During Period* June 1, 2011 to November 30, 2011
Class A	1.25%
Actual		$ 1,000.00	$ 831.60	$ 5.74
HypotheticalA		$ 1,000.00	$ 1,018.80	$ 6.33
Class T	1.43%
Actual		$ 1,000.00	$ 830.90	$ 6.56
HypotheticalA		$ 1,000.00	$ 1,017.90	$ 7.23
Class B	2.01%
Actual		$ 1,000.00	$ 828.50	$ 9.21
HypotheticalA		$ 1,000.00	$ 1,014.99	$ 10.15
Class C	2.00%
Actual		$ 1,000.00	$ 828.60	$ 9.17
HypotheticalA		$ 1,000.00	$ 1,015.04	$ 10.10
Fidelity Value Strategies Fund	.96%
Actual		$ 1,000.00	$ 832.90	$ 4.41
HypotheticalA		$ 1,000.00	$ 1,020.26	$ 4.86
Fidelity Value Strategies Fund Class K	.75%
Actual		$ 1,000.00	$ 833.50	$ 3.45
HypotheticalA		$ 1,000.00	$ 1,021.31	$ 3.80
Institutional Class	.93%
Actual		$ 1,000.00	$ 832.80	$ 4.27
HypotheticalA		$ 1,000.00	$ 1,020.41	$ 4.71

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of November 30, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
LyondellBasell Industries NV Class A	5.3	5.2
GameStop Corp. Class A	4.4	4.0
Cott Corp.	4.2	3.5
Innophos Holdings, Inc.	2.9	1.9
Target Corp.	2.7	0.0
The AES Corp.	2.3	1.9
PPG Industries, Inc.	2.3	1.8
AFLAC, Inc.	2.1	1.0
Union Pacific Corp.	1.7	1.3
Cabot Oil & Gas Corp.	1.5	0.8
	29.4
Top Five Market Sectors as of November 30, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	21.6	17.0
Materials	14.2	13.1
Information Technology	13.4	13.5
Industrials	9.3	11.0
Financials	8.5	10.0
Asset Allocation (% of fund's net assets)
As of November 30, 2011 *		As of May 31, 2011 **
	Stocks 97.5%		Stocks 97.8%
	Bonds 0.0%		Bonds 0.1%
	Convertible Securities 0.2%		Convertible Securities 0.2%
	Short-Term Investments and Net Other Assets 2.3%		Short-Term Investments and Net Other Assets 1.9%
* Foreign investments	17.0%	** Foreign investments	20.1%

Annual Report

Investments November 30, 2011

Showing Percentage of Net Assets

Common Stocks - 97.5%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 21.4%
Auto Components - 1.3%
Autoliv, Inc.	56,100	$ 2,989
Delphi Automotive PLC	217,892	4,087
TRW Automotive Holdings Corp. (a)	153,100	5,000
		12,076
Automobiles - 1.1%
Bayerische Motoren Werke AG (BMW)	36,387	2,737
General Motors Co.	190,200	4,049
Volkswagen AG	18,856	2,851
		9,637
Diversified Consumer Services - 0.9%
Service Corp. International	744,250	7,629
Hotels, Restaurants & Leisure - 2.3%
Ameristar Casinos, Inc.	292,726	5,123
Cedar Fair LP (depository unit)	231,920	5,355
O'Charleys, Inc. (a)(e)	404,555	2,605
Wyndham Worldwide Corp.	203,867	7,227
		20,310
Household Durables - 3.7%
KB Home (e)	243,794	1,792
Lennar Corp. Class A	212,200	3,907
Newell Rubbermaid, Inc.	76,000	1,163
PulteGroup, Inc. (a)(e)	2,215,725	13,538
Ryland Group, Inc.	151,400	2,277
Standard Pacific Corp. (a)(e)	2,278,393	7,245
Techtronic Industries Co. Ltd.	3,985,500	3,659
		33,581
Leisure Equipment & Products - 0.7%
Hasbro, Inc.	187,097	6,700
Media - 1.9%
Omnicom Group, Inc.	125,512	5,418
Regal Entertainment Group Class A (e)	229,900	3,276
Valassis Communications, Inc. (a)(e)	349,089	6,706
Virgin Media, Inc.	88,700	1,966
		17,366
Multiline Retail - 2.7%
Target Corp.	454,700	23,963
Specialty Retail - 6.8%
Advance Auto Parts, Inc.	166,790	11,545
Asbury Automotive Group, Inc. (a)	483,141	9,528
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
Casual Male Retail Group, Inc. (a)	421,708	$ 1,362
GameStop Corp. Class A (a)(e)	1,703,462	39,384
		61,819
TOTAL CONSUMER DISCRETIONARY		193,081
CONSUMER STAPLES - 7.2%
Beverages - 4.7%
China New Borun Corp. ADR (a)(e)	667,803	2,124
Cott Corp. (a)(e)(f)	6,062,168	38,217
Molson Coors Brewing Co. Class B	53,033	2,153
		42,494
Food & Staples Retailing - 0.6%
SUPERVALU, Inc. (e)	280,500	2,062
United Natural Foods, Inc. (a)	76,700	2,940
		5,002
Food Products - 1.9%
Bunge Ltd.	54,100	3,381
Calavo Growers, Inc. (e)	232,028	6,163
SunOpta, Inc. (a)	1,545,185	7,710
		17,254
TOTAL CONSUMER STAPLES		64,750
ENERGY - 6.5%
Energy Equipment & Services - 2.0%
C&J Energy Services, Inc. (a)(d)	386,786	6,837
Ensco International Ltd. ADR	76,900	3,996
Halliburton Co.	187,200	6,889
		17,722
Oil, Gas & Consumable Fuels - 4.5%
Alpha Natural Resources, Inc. (a)	155,823	3,740
Cabot Oil & Gas Corp.	153,900	13,634
Denbury Resources, Inc. (a)	512,580	8,663
Forest Oil Corp. (a)	154,205	2,473
Peabody Energy Corp.	96,600	3,790
Suncor Energy, Inc.	73,200	2,205
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Valero Energy Corp.	76,100	$ 1,695
Williams Companies, Inc.	154,500	4,987
		41,187
TOTAL ENERGY		58,909
FINANCIALS - 8.5%
Commercial Banks - 2.9%
BB&T Corp.	449,231	10,409
Regions Financial Corp.	812,863	3,341
U.S. Bancorp	486,584	12,612
		26,362
Insurance - 4.6%
AFLAC, Inc.	440,255	19,125
American International Group, Inc. (a)	152,500	3,555
Assurant, Inc.	85,200	3,343
Lincoln National Corp.	513,200	10,356
Unum Group	245,860	5,534
		41,913
Real Estate Investment Trusts - 0.7%
CBL & Associates Properties, Inc.	215,313	3,077
Host Hotels & Resorts, Inc.	210,800	2,983
		6,060
Real Estate Management & Development - 0.3%
Forest City Enterprises, Inc. Class A (a)	207,800	2,523
TOTAL FINANCIALS		76,858
HEALTH CARE - 7.3%
Health Care Equipment & Supplies - 2.4%
Boston Scientific Corp. (a)	764,800	4,512
C. R. Bard, Inc.	76,900	6,705
Covidien PLC	114,575	5,219
Hill-Rom Holdings, Inc.	56,300	1,779
Orthofix International NV (a)	94,517	3,239
		21,454
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Health Care Providers & Services - 2.0%
DaVita, Inc. (a)	80,798	$ 6,155
Universal Health Services, Inc. Class B	284,414	11,439
		17,594
Life Sciences Tools & Services - 1.2%
Agilent Technologies, Inc. (a)	184,300	6,911
PerkinElmer, Inc.	211,600	4,003
		10,914
Pharmaceuticals - 1.7%
Johnson & Johnson	153,600	9,941
Zogenix, Inc. (e)	3,171,431	5,709
		15,650
TOTAL HEALTH CARE		65,612
INDUSTRIALS - 9.3%
Aerospace & Defense - 2.5%
Alliant Techsystems, Inc.	177,500	10,444
Esterline Technologies Corp. (a)	101,822	5,485
GeoEye, Inc. (a)	116,347	2,209
Textron, Inc.	223,717	4,347
		22,485
Building Products - 0.9%
Armstrong World Industries, Inc.	77,022	3,057
Owens Corning (a)	171,111	4,911
		7,968
Commercial Services & Supplies - 0.3%
Quad/Graphics, Inc. (e)	151,856	2,433
Construction & Engineering - 0.3%
Quanta Services, Inc. (a)	154,200	3,175
Electrical Equipment - 0.4%
Regal-Beloit Corp.	63,554	3,347
Industrial Conglomerates - 0.9%
Carlisle Companies, Inc.	175,529	7,829
Machinery - 2.2%
Blount International, Inc. (a)	292,004	4,471
Ingersoll-Rand PLC	312,800	10,360
Stanley Black & Decker, Inc.	74,137	4,851
		19,682
Marine - 0.1%
Ultrapetrol (Bahamas) Ltd. (a)	524,853	1,422
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Road & Rail - 1.7%
Union Pacific Corp.	148,800	$ 15,387
TOTAL INDUSTRIALS		83,728
INFORMATION TECHNOLOGY - 13.4%
Communications Equipment - 0.9%
Cisco Systems, Inc.	215,300	4,013
Comverse Technology, Inc. (a)	613,366	4,018
		8,031
Computers & Peripherals - 1.7%
Apple, Inc. (a)	20,800	7,950
SanDisk Corp. (a)	76,493	3,772
Western Digital Corp. (a)	141,324	4,108
		15,830
Electronic Equipment & Components - 1.2%
Anixter International, Inc. (a)	69,980	4,297
Arrow Electronics, Inc. (a)	139,657	5,106
DDi Corp.	136,100	1,226
		10,629
IT Services - 1.0%
Acxiom Corp. (a)	215,782	2,684
Fidelity National Information Services, Inc.	268,430	6,466
		9,150
Office Electronics - 0.5%
Xerox Corp.	572,377	4,665
Semiconductors & Semiconductor Equipment - 6.4%
Fairchild Semiconductor International, Inc. (a)	320,000	4,144
Intersil Corp. Class A	773,578	8,223
KLA-Tencor Corp.	174,580	8,048
Lam Research Corp. (a)	212,153	8,649
Marvell Technology Group Ltd. (a)	815,300	11,512
Micron Technology, Inc. (a)	455,483	2,728
ON Semiconductor Corp. (a)	1,214,770	9,147
Spansion, Inc. Class A (a)	641,043	5,603
		58,054
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Software - 1.7%
Microsoft Corp.	438,024	$ 11,205
Nuance Communications, Inc. (a)	152,500	3,748
		14,953
TOTAL INFORMATION TECHNOLOGY		121,312
MATERIALS - 14.2%
Chemicals - 12.8%
Ashland, Inc.	86,800	4,828
Innophos Holdings, Inc.	524,810	25,847
LyondellBasell Industries NV Class A (e)	1,478,724	48,307
PPG Industries, Inc.	236,200	20,727
Solutia, Inc. (a)	430,260	6,850
W.R. Grace & Co. (a)	219,128	9,131
		115,690
Metals & Mining - 1.4%
Carpenter Technology Corp.	86,796	4,699
Haynes International, Inc.	18,860	1,131
Newcrest Mining Ltd.	127,118	4,638
Titanium Metals Corp.	152,300	2,373
		12,841
TOTAL MATERIALS		128,531
TELECOMMUNICATION SERVICES - 3.2%
Diversified Telecommunication Services - 2.7%
CenturyLink, Inc.	194,621	7,302
Cogent Communications Group, Inc. (a)	327,858	5,577
Level 3 Communications, Inc. (a)	569,139	11,730
		24,609
Wireless Telecommunication Services - 0.5%
NII Holdings, Inc. (a)	200,423	4,612
TOTAL TELECOMMUNICATION SERVICES		29,221
UTILITIES - 6.5%
Electric Utilities - 1.6%
American Electric Power Co., Inc.	222,100	8,813
FirstEnergy Corp.	130,269	5,793
		14,606
Common Stocks - continued
	Shares	Value (000s)
UTILITIES - continued
Independent Power Producers & Energy Traders - 3.7%
Calpine Corp. (a)	839,263	$ 12,623
The AES Corp. (a)	1,721,200	20,792
		33,415
Multi-Utilities - 1.2%
Alliant Energy Corp.	114,800	4,846
Sempra Energy	108,039	5,747
		10,593
TOTAL UTILITIES		58,614
TOTAL COMMON STOCKS (Cost $868,557)		880,616
Convertible Preferred Stocks - 0.2%

CONSUMER DISCRETIONARY - 0.2%
Media - 0.2%
LodgeNet Entertainment Corp. 10.00% (d) (Cost $2,231)	2,300	1,814
Nonconvertible Bonds - 0.0%
Principal Amount (000s)
CONSUMER DISCRETIONARY - 0.0%
Hotels, Restaurants & Leisure - 0.0%
Chukchansi Economic Development Authority 8% 11/15/13 (d) (Cost $967)	$ 1,145	647
Money Market Funds - 15.1%
	Shares	Value (000s)
Fidelity Cash Central Fund, 0.11% (b)	16,992,878	$ 16,993
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	119,408,525	119,409
TOTAL MONEY MARKET FUNDS (Cost $136,402)		136,402
TOTAL INVESTMENT PORTFOLIO - 112.8% (Cost $1,008,157)		1,019,479
NET OTHER ASSETS (LIABILITIES) - (12.8)%		(116,050)
NET ASSETS - 100%		$ 903,429
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $9,298,000 or 1.0% of net assets.

(e) Security or a portion of the security is on loan at period end.
(f) Affiliated company
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 30
Fidelity Securities Lending Cash Central Fund	366
Total	$ 396
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Cott Corp.	$ 27,985	$ 21,244	$ -	$ -	$ 38,217
Total	$ 27,985	$ 21,244	$ -	$ -	$ 38,217
Other Information

The following is a summary of the inputs used, as of November 30, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 194,895	$ 185,335	$ 9,560	$ -
Consumer Staples	64,750	64,750	-	-
Energy	58,909	52,072	6,837	-
Financials	76,858	76,858	-	-
Health Care	65,612	65,612	-	-
Industrials	83,728	83,728	-	-
Information Technology	121,312	121,312	-	-
Materials	128,531	123,893	4,638	-
Telecommunication Services	29,221	29,221	-	-
Utilities	58,614	58,614	-	-
Corporate Bonds	647	-	647	-
Money Market Funds	136,402	136,402	-	-
Total Investments in Securities:	$ 1,019,479	$ 997,797	$ 21,682	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	83.0%
Netherlands	5.3%
Canada	5.2%
Ireland	1.8%
Bermuda	1.7%
Others (Individually Less Than 1%)	3.0%
100.0%
Income Tax Information

At November 30, 2011, the Fund had a capital loss carryforward of approximately $363,200,000 of which $176,068,000 and $187,132,000 will expire in fiscal 2016 and 2017, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	November 30, 2011
Assets
Investment in securities, at value (including securities loaned of $121,891) - See accompanying schedule: Unaffiliated issuers (cost $824,623)	$ 844,860
Fidelity Central Funds (cost $136,402)	136,402
Other affiliated issuers (cost $47,132)	38,217
Total Investments (cost $1,008,157)		$ 1,019,479
Receivable for fund shares sold		777
Dividends receivable		7,396
Interest receivable		50
Distributions receivable from Fidelity Central Funds		154
Prepaid expenses		3
Other receivables		25
Total assets		1,027,884

Liabilities
Payable for investments purchased	$ 2,314
Payable for fund shares redeemed	1,703
Accrued management fee	578
Distribution and service plan fees payable	199
Other affiliated payables	211
Other payables and accrued expenses	41
Collateral on securities loaned, at value	119,409
Total liabilities		124,455

Net Assets		$ 903,429
Net Assets consist of:
Paid in capital		$ 1,257,273
Undistributed net investment income		4,648
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(369,811)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		11,319
Net Assets		$ 903,429

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2011
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($189,975 ÷ 8,365 shares)	$ 22.71

Maximum offering price per share (100/94.25 of $22.71)	$ 24.10
Class T: Net Asset Value and redemption price per share ($274,385 ÷ 11,687 shares)	$ 23.48

Maximum offering price per share (100/96.50 of $23.48)	$ 24.33
Class B: Net Asset Value and offering price per share ($16,443 ÷ 788 shares)A	$ 20.87

Class C: Net Asset Value and offering price per share ($40,457 ÷ 1,960 shares)A	$ 20.64

Fidelity Value Strategies Fund: Net Asset Value, offering price and redemption price per share ($283,908 ÷ 11,191 shares)	$ 25.37

Fidelity Value Strategies Fund Class K: Net Asset Value, offering price and redemption price per share ($46,750 ÷ 1,842 shares)	$ 25.38

Institutional Class: Net Asset Value, offering price and redemption price per share ($51,511 ÷ 2,123 shares)	$ 24.26

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended November 30, 2011
Investment Income
Dividends		$ 12,048
Special dividends		6,654
Interest		92
Income from Fidelity Central Funds		396
Income before foreign taxes withheld		19,190
Less foreign taxes withheld		(1,190)
Total income		18,000

Expenses
Management fee Basic fee	$ 5,987
Performance adjustment	161
Transfer agent fees	2,617
Distribution and service plan fees	2,943
Accounting and security lending fees	362
Custodian fees and expenses	23
Independent trustees' compensation	6
Registration fees	127
Audit	63
Legal	4
Miscellaneous	8
Total expenses before reductions	12,301
Expense reductions	(40)	12,261
Net investment income (loss)		5,739
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	76,314
Foreign currency transactions	5
Total net realized gain (loss)		76,319
Change in net unrealized appreciation (depreciation) on: Investment securities		(78,642)
Net gain (loss)		(2,323)
Net increase (decrease) in net assets resulting from operations		$ 3,416

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2011	Year ended November 30, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 5,739	$ 1,322
Net realized gain (loss)	76,319	54,220
Change in net unrealized appreciation (depreciation)	(78,642)	147,568
Net increase (decrease) in net assets resulting from operations	3,416	203,110
Distributions to shareholders from net investment income	(2,204)	-
Distributions to shareholders from net realized gain	(199)	(296)
Total distributions	(2,403)	(296)
Share transactions - net increase (decrease)	(201,860)	(38,945)
Total increase (decrease) in net assets	(200,847)	163,869

Net Assets
Beginning of period	1,104,276	940,407
End of period (including undistributed net investment income of $4,648 and undistributed net investment income of $1,371, respectively)	$ 903,429	$ 1,104,276

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 23.11	$ 18.77	$ 11.87	$ 30.67	$ 33.03
Income from Investment Operations
Net investment income (loss) C	.13 F	.03 G	.06	.10	.02
Net realized and unrealized gain (loss)	(.49)	4.32	6.96	(14.37)	1.89
Total from investment operations	(.36)	4.35	7.02	(14.27)	1.91
Distributions from net investment income	(.03) I	-	(.12)	-	-
Distributions from net realized gain	(.01) I	(.01)	-	(4.53)	(4.27)
Total distributions	(.04)	(.01)	(.12)	(4.53)	(4.27)
Net asset value, end of period	$ 22.71	$ 23.11	$ 18.77	$ 11.87	$ 30.67
Total Return A, B	(1.57)%	23.16%	59.70%	(54.45)%	6.46%
Ratios to Average Net Assets D, H
Expenses before reductions	1.18%	1.08%	1.03%	1.14%	1.16%
Expenses net of fee waivers, if any	1.18%	1.08%	1.03%	1.14%	1.16%
Expenses net of all reductions	1.17%	1.07%	1.02%	1.14%	1.15%
Net investment income (loss)	.51% F	.12% G	.39%	.45%	.07%
Supplemental Data
Net assets, end of period (in millions)	$ 190	$ 221	$ 206	$ 139	$ 355
Portfolio turnover rate E	34%	99%	161%	142%	199%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.16 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.11)%.

G Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.05)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I The amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 23.90	$ 19.44	$ 12.25	$ 31.48	$ 33.77
Income from Investment Operations
Net investment income (loss) C	.08 F	(.01) G	.03	.06	(.04)
Net realized and unrealized gain (loss)	(.50)	4.48	7.21	(14.84)	1.94
Total from investment operations	(.42)	4.47	7.24	(14.78)	1.90
Distributions from net investment income	-	-	(.05)	-	-
Distributions from net realized gain	-	(.01)	-	(4.45)	(4.19)
Total distributions	-	(.01)	(.05)	(4.45)	(4.19)
Net asset value, end of period	$ 23.48	$ 23.90	$ 19.44	$ 12.25	$ 31.48
Total Return A, B	(1.76)%	22.98%	59.40%	(54.56)%	6.24%
Ratios to Average Net Assets D, H
Expenses before reductions	1.35%	1.26%	1.24%	1.33%	1.35%
Expenses net of fee waivers, if any	1.35%	1.26%	1.24%	1.33%	1.35%
Expenses net of all reductions	1.35%	1.25%	1.22%	1.32%	1.34%
Net investment income (loss)	.33% F	(.06)% G	.18%	.26%	(.12)%
Supplemental Data
Net assets, end of period (in millions)	$ 274	$ 344	$ 339	$ 253	$ 751
Portfolio turnover rate E	34%	99%	161%	142%	199%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.16 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.29)%.

G Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.23)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 21.37	$ 17.48	$ 11.03	$ 28.74	$ 31.17
Income from Investment Operations
Net investment income (loss) C	(.06) F	(.13) G	(.05)	(.06)	(.21)
Net realized and unrealized gain (loss)	(.44)	4.03	6.50	(13.38)	1.78
Total from investment operations	(.50)	3.90	6.45	(13.44)	1.57
Distributions from net realized gain	-	(.01)	-	(4.27)	(4.00)
Net asset value, end of period	$ 20.87	$ 21.37	$ 17.48	$ 11.03	$ 28.74
Total Return A, B	(2.34)%	22.29%	58.48%	(54.80)%	5.63%
Ratios to Average Net Assets D, H
Expenses before reductions	1.93%	1.83%	1.78%	1.90%	1.95%
Expenses net of fee waivers, if any	1.93%	1.83%	1.78%	1.90%	1.95%
Expenses net of all reductions	1.93%	1.82%	1.77%	1.89%	1.94%
Net investment income (loss)	(.25)% F	(.64)% G	(.36)%	(.31)%	(.72)%
Supplemental Data
Net assets, end of period (in millions)	$ 16	$ 30	$ 40	$ 47	$ 175
Portfolio turnover rate E	34%	99%	161%	142%	199%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.16 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.87)%.

G Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.80)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 21.13	$ 17.29	$ 10.91	$ 28.51	$ 30.96
Income from Investment Operations
Net investment income (loss) C	(.05) F	(.12) G	(.05)	(.06)	(.21)
Net realized and unrealized gain (loss)	(.44)	3.97	6.43	(13.24)	1.78
Total from investment operations	(.49)	3.85	6.38	(13.30)	1.57
Distributions from net realized gain	-	(.01)	-	(4.30)	(4.02)
Net asset value, end of period	$ 20.64	$ 21.13	$ 17.29	$ 10.91	$ 28.51
Total Return A, B	(2.32)%	22.25%	58.48%	(54.80)%	5.66%
Ratios to Average Net Assets D, H
Expenses before reductions	1.92%	1.83%	1.78%	1.90%	1.94%
Expenses net of fee waivers, if any	1.92%	1.83%	1.78%	1.90%	1.94%
Expenses net of all reductions	1.92%	1.82%	1.77%	1.89%	1.93%
Net investment income (loss)	(.24)% F	(.63)% G	(.36)%	(.31)%	(.71)%
Supplemental Data
Net assets, end of period (in millions)	$ 40	$ 49	$ 43	$ 32	$ 94
Portfolio turnover rate E	34%	99%	161%	142%	199%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.16 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.86)%.

G Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.80)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Value Strategies Fund

Years ended November 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 25.80	$ 20.89	$ 13.21	$ 33.60	$ 35.77
Income from Investment Operations
Net investment income (loss) B	.22 E	.09 F	.11	.17	.12
Net realized and unrealized gain (loss)	(.54)	4.83	7.73	(15.97)	2.06
Total from investment operations	(.32)	4.92	7.84	(15.80)	2.18
Distributions from net investment income	(.10) H	-	(.16)	-	(.04)
Distributions from net realized gain	(.01) H	(.01)	-	(4.59)	(4.31)
Total distributions	(.11)	(.01)	(.16)	(4.59)	(4.35)
Net asset value, end of period	$ 25.37	$ 25.80	$ 20.89	$ 13.21	$ 33.60
Total Return A	(1.29)%	23.54%	60.05%	(54.35)%	6.78%
Ratios to Average Net Assets C, G
Expenses before reductions	.88%	.81%	.78%	.89%	.89%
Expenses net of fee waivers, if any	.88%	.81%	.78%	.89%	.89%
Expenses net of all reductions	.88%	.80%	.77%	.88%	.87%
Net investment income (loss)	.80% E	.39% F	.64%	.70%	.35%
Supplemental Data
Net assets, end of period (in millions)	$ 284	$ 360	$ 237	$ 122	$ 407
Portfolio turnover rate D	34%	99%	161%	142%	199%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.16 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .18%.

F Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .22%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H The amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Value Strategies Fund Class K

Years ended November 30,	2011	2010	2009	2008 I
Selected Per-Share Data
Net asset value, beginning of period	$ 25.82	$ 20.86	$ 13.23	$ 26.92
Income from Investment Operations
Net investment income (loss) D	.28 G	.15 H	.16	.12
Net realized and unrealized gain (loss)	(.55)	4.82	7.70	(13.81)
Total from investment operations	(.27)	4.97	7.86	(13.69)
Distributions from net investment income	(.16) K	-	(.23)	-
Distributions from net realized gain	(.01) K	(.01)	-	-
Total distributions	(.17)	(.01)	(.23)	-
Net asset value, end of period	$ 25.38	$ 25.82	$ 20.86	$ 13.23
Total Return B, C	(1.11)%	23.81%	60.52%	(50.85)%
Ratios to Average Net Assets E, J
Expenses before reductions	.68%	.58%	.51%	.65% A
Expenses net of fee waivers, if any	.68%	.58%	.51%	.65% A
Expenses net of all reductions	.68%	.56%	.49%	.64% A
Net investment income (loss)	1.00% G	.62% H	.91%	1.38% A
Supplemental Data
Net assets, end of period (in millions)	$ 47	$ 47	$ 27	$ 5
Portfolio turnover rate F	34%	99%	161%	142%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a special dividend which amounted to $.16 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .38%.

H Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .46%.

I For the period May 9, 2008 (commencement of sale of shares) to November 30, 2008.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K The amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 24.69	$ 19.97	$ 12.67	$ 32.43	$ 34.69
Income from Investment Operations
Net investment income (loss) B	.22 E	.10 F	.11	.18	.14
Net realized and unrealized gain (loss)	(.53)	4.63	7.38	(15.31)	1.98
Total from investment operations	(.31)	4.73	7.49	(15.13)	2.12
Distributions from net investment income	(.11) H	-	(.19)	-	(.07)
Distributions from net realized gain	(.01) H	(.01)	-	(4.63)	(4.31)
Total distributions	(.12)	(.01)	(.19)	(4.63)	(4.38)
Net asset value, end of period	$ 24.26	$ 24.69	$ 19.97	$ 12.67	$ 32.43
Total Return A	(1.30)%	23.67%	60.08%	(54.29)%	6.82%
Ratios to Average Net Assets C, G
Expenses before reductions	.86%	.74%	.70%	.80%	.83%
Expenses net of fee waivers, if any	.86%	.74%	.70%	.80%	.83%
Expenses net of all reductions	.86%	.73%	.69%	.79%	.82%
Net investment income (loss)	.82% E	.46% F	.71%	.79%	.40%
Supplemental Data
Net assets, end of period (in millions)	$ 52	$ 53	$ 48	$ 45	$ 85
Portfolio turnover rate D	34%	99%	161%	142%	199%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.16 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .20%.

F Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .29%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H The amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2011

(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor Value Strategies Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Fidelity Value Strategies Fund, Fidelity Value Strategies Fund Class K, and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm are available on the SEC web site or upon request.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of November 30, 2011, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of November 30, 2011, the Fund did not have any unrecognized tax benefits in the financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences resulted in distribution reclassifications.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, market discount, deferred trustees compensation, capital loss carryforwards, and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 112,238
Gross unrealized depreciation	(105,211)
Net unrealized appreciation (depreciation) on securities and other investments	$ 7,027

Tax Cost	$ 1,012,452

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 4,607
Capital loss carryforward	$ (363,200)
Net unrealized appreciation (depreciation)	$ 7,024

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the Act), the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund's first fiscal year end subject to the Act will be November 30, 2012.

The tax character of distributions paid was as follows:

	November 30, 2011	November 30, 2010
Ordinary Income	$ 2,403	$ 296

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $360,136 and $542,991, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Fidelity Value Strategies Fund as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .57% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 558	$ 8
Class T	.25%	.25%	1,659	13
Class B	.75%	.25%	239	179
Class C	.75%	.25%	487	28
			$ 2,943	$ 228

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B, 1.00% for Class C, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 28
Class T	12
Class B*	37
Class C*	1
$ 78

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund except for Class K. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 659.30
Class T	739.22
Class B	72.30
Class C	142.29
Fidelity Value Strategies Fund	844.25
Fidelity Value Strategies Fund Class K	27.05
Institutional Class	134.23
	$ 2,617

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $19 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $3 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $366, including $2 from securities loaned to FCM.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $40 for the period.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2011	2010
From net investment income
Class A	$ 312	$ -
Fidelity Value Strategies Fund	1,357	-
Fidelity Value Strategies Fund Class K	299	-
Institutional Class	236	-
Total	$ 2,204	$ -

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

10. Distributions to Shareholders - continued

Years ended November 30,	2011	2010
From net realized gain
Class A	$ 69	$ 61
Class T	-	91
Class B	-	10
Class C	-	15
Fidelity Value Strategies Fund	100	89
Fidelity Value Strategies Fund Class K	14	13
Institutional Class	16	17
Total	$ 199	$ 296

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2011	2010	2011	2010
Class A
Shares sold	1,335	1,952	$ 33,393	$ 41,366
Reinvestment of distributions	14	3	352	58
Shares redeemed	(2,529)	(3,407)	(62,719)	(71,904)
Net increase (decrease)	(1,180)	(1,452)	$ (28,974)	$ (30,480)
Class T
Shares sold	1,218	1,950	$ 31,034	$ 43,085
Reinvestment of distributions	-	4	-	85
Shares redeemed	(3,935)	(5,007)	(101,504)	(108,781)
Net increase (decrease)	(2,717)	(3,053)	$ (70,470)	$ (65,611)
Class B
Shares sold	11	124	$ 241	$ 2,491
Reinvestment of distributions	-	1	-	9
Shares redeemed	(623)	(996)	(14,424)	(19,662)
Net increase (decrease)	(612)	(871)	$ (14,183)	$ (17,162)
Class C
Shares sold	187	380	$ 4,237	$ 7,582
Reinvestment of distributions	-	1	-	14
Shares redeemed	(553)	(540)	(12,399)	(10,487)
Net increase (decrease)	(366)	(159)	$ (8,162)	$ (2,891)
Fidelity Value Strategies Fund
Shares sold	4,278	10,475	$ 112,601	$ 252,633
Reinvestment of distributions	51	4	1,407	86
Shares redeemed	(7,100)	(7,870)	(193,807)	(184,781)
Net increase (decrease)	(2,771)	2,609	$ (79,799)	$ 67,938

Annual Report

11. Share Transactions - continued

	Shares		Dollars
Years ended November 30,	2011	2010	2011	2010
Fidelity Value Strategies Fund Class K
Shares sold	941	1,867	$ 25,510	$ 44,734
Reinvestment of distributions	11	1	313	13
Shares redeemed	(944)	(1,312)	(26,053)	(30,396)
Net increase (decrease)	8	556	$ (230)	$ 14,351
Institutional Class
Shares sold	421	1,171	$ 11,367	$ 27,143
Reinvestment of distributions	9	1	237	16
Shares redeemed	(442)	(1,452)	(11,646)	(32,249)
Net increase (decrease)	(12)	(280)	$ (42)	$ (5,090)

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Value Strategies Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Value Strategies Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments, as of November 30, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2011, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Value Strategies Fund as of November 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 18, 2012

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 226 funds advised by FMR or an affiliate. Mr. Curvey oversees 429 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (58)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (67)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Robert W. Selander (61)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (67)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (61)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

Trustees and Officers - continued

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (42)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (47)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Thomas C. Hense (47)

Year of Election or Appointment: 2008 or 2010

Vice President of Fidelity's High Income (2008), Small Cap (2008), and Value (2010) Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (53)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (64)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (50)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Joseph F. Zambello (54)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (44)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President and Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II (2011-present), Assistant Treasurer of other Fidelity funds (2010-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (53)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

Class K designates 100% of the dividend distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class K designates 100% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Value Strategies Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2011 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has devoted increased resources to non-U.S. offices. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and enhancers. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools which permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in their deliberations, the Board considered the Investment Advisers' trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers, with 35 new branches opening since 2010.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) rationalizing product lines through the mergers of six funds into other funds; (iii) continuing to migrate the Freedom Funds to dedicated lower cost underlying funds; (iv) obtaining shareholder approval to broaden the investment strategies for Fidelity Consumer Finance Portfolio, Fidelity Emerging Asia Fund, and Fidelity Environment and Alternative Energy Portfolio; (v) contractually agreeing to reduce the management fees and impose other expense limitations on Spartan 500 Index Fund and U.S. Bond Index Fund in connection with launching new institutional classes of these funds; (vi) changing the name, primary and supplemental benchmarks, and investment policies of Fidelity Global Strategies Fund to support the fund's flexible investment mandate and global orientation; and (vii) reducing the transfer agency account fee rates on certain accounts.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2010, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor Value Strategies Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Institutional Class (Class I) of the fund was in the first quartile for the one-year period, the third quartile for the three-year period, and the second quartile for the five-year period. The Board also noted that the investment performance of the fund was lower than its benchmark for the three- and five-year periods, although the one-year total return of Institutional Class (Class I) compared favorably to its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Annual Report

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor Value Strategies Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2010. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2010. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios.

Annual Report

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers and other key personnel and strategies for attracting and retaining non-investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) historical trends in Fidelity's realization of fall-out benefits; (vi) Fidelity's group fee structures and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and Fidelity's compliance practices with respect to performance adjustment calculations; (ix) the fee structures in place for certain other Fidelity clients; and (x) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expense ratios for certain funds and classes.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

Brown Brothers Harriman & Co.
Boston, MA

SOI-K-UANN-0112
1.863335.103

Item 2. Code of Ethics

As of the end of the period, November 30, 2011, Fidelity Advisor Series I (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte Entities") in each of the last two fiscal years for services rendered to Fidelity Advisor Equity Growth Fund, Fidelity Advisor Equity Income Fund, Fidelity Advisor Equity Value Fund, Fidelity Advisor Growth & Income Fund, Fidelity Advisor Growth Opportunities Fund, Fidelity Advisor Large Cap Fund, Fidelity Advisor Stock Selector Mid Cap Fund, Fidelity Advisor Strategic Growth Fund and Fidelity Advisor Value Strategies Fund (the "Funds"):

Services Billed by Deloitte Entities

November 30, 2011 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Equity Growth Fund	$42,000	$-	$5,700	$600
Fidelity Advisor Equity Income Fund	$41,000	$-	$5,700	$500
Fidelity Advisor Equity Value Fund	$46,000	$-	$6,100	$300
Fidelity Advisor Growth & Income Fund	$41,000	$-	$4,600	$400
Fidelity Advisor Growth Opportunities Fund	$45,000	$-	$5,700	$500
Fidelity Advisor Large Cap Fund	$41,000	$-	$5,200	$400
Fidelity Advisor Stock Selector Mid Cap Fund	$42,000	$-	$4,600	$500
Fidelity Advisor Strategic Growth Fund	$40,000	$-	$4,600	$300
Fidelity Advisor Value Strategies Fund	$42,000	$-	$6,500	$400

November 30, 2010 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Equity Growth Fund	$41,000	$-	$6,000	$-
Fidelity Advisor Equity Income Fund	$40,000	$-	$5,600	$-
Fidelity Advisor Equity Value Fund	$46,000	$-	$6,000	$-
Fidelity Advisor Growth & Income Fund	$41,000	$-	$4,500	$-
Fidelity Advisor Growth Opportunities Fund	$44,000	$-	$5,600	$-
Fidelity Advisor Large Cap Fund	$43,000	$-	$5,000	$-
Fidelity Advisor Stock Selector Mid Cap Fund	$44,000	$-	$4,500	$-
Fidelity Advisor Strategic Growth Fund	$39,000	$-	$4,500	$-
Fidelity Advisor Value Strategies Fund	$41,000	$-	$6,700	$-

A Amounts may reflect rounding.

The following table presents fees billed by PricewaterhouseCoopers LLP ("PwC") in each of the last two fiscal years for services rendered to Fidelity Advisor Dividend Growth Fund and Fidelity Advisor Small Cap Fund (the "Funds"):

Services Billed by PwC

November 30, 2011 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Dividend Growth Fund	$43,000	$-	$3,300	$2,100
Fidelity Advisor Small Cap Fund	$49,000	$-	$3,300	$3,800

November 30, 2010 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Dividend Growth Fund	$42,000	$-	$3,200	$2,200
Fidelity Advisor Small Cap Fund	$49,000	$-	$3,200	$4,000

A Amounts may reflect rounding.

The following table presents fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds ("Fund Service Providers"):

Services Billed by Deloitte Entities

	November 30, 2011A	November 30, 2010A
Audit-Related Fees	$610,000	$650,000
Tax Fees	$-	$-
All Other Fees	$605,000	$665,000

A Amounts may reflect rounding.

Services Billed by PwC

	November 30, 2011A	November 30, 2010A
Audit-Related Fees	$3,505,000	$2,605,000
Tax Fees	$-	$-
All Other Fees	$-	$510,000

A Amounts may reflect rounding.

"Audit-Related Fees" represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

"Tax Fees" represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

"All Other Fees" represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC and Deloitte Entities for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	November 30, 2011 A	November 30, 2010 A
PwC	$5,260,000	$4,720,000
Deloitte Entities	$1,360,000	$1,455,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their audits of the Funds, taking into account representations from PwC and Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding their independence from the Funds and their related entities and FMR's review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust's Audit Committee must pre-approve all audit and non-audit services provided by a fund's independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund ("Covered Service") are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X ("De Minimis Exception")

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds' last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Not applicable.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) for each Fund provide reasonable assurances that material information relating to such Fund is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in a Fund's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, a Fund's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Advisor Series I

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	January 25, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	January 25, 2012
By:	/s/Christine Reynolds
Christine Reynolds
Chief Financial Officer

Date:	January 25, 2012